UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

                                         Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

                                                     Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Mary Ellen Reilly

Wilmington Trust Investment Advisors, Inc.

Rodney Square North

1100 North Market Street

                                                 Wilmington, DE 19890-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 410-986-5600

Date of fiscal year end:  April 30

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WILMINGTON TRUST

April 30, 2015

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Money Market Funds

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington Prime Money Market Fund (“Prime Money Market Fund”)

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2014, through April 30, 2015. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

Economic reports painted an ambiguous picture of the U.S economy. The gross domestic product (GDP) expanded at a very strong annualized rate in the 2nd and 3rd quarters of 2014 (+4.6% and +5.0%, respectively), but cooled off in the 4th quarter of 2014, recording a more modest 2.2% increase and posting a 0.7% decline in the 1st quarter of 2015.i

ihttp://www.bea.org/index.htm

The headwinds responsible for this slowdown in economic growth were manifold. A dock worker strike at West Coast ports, a strong U.S. dollar (and its concomitant drag on exports), sliding oil prices, and an unusually harsh winter all conspired to sap the building economic momentum.

Despite the uneven GDP performance, the employment situation steadily improved. Unemployment, which stood at 6.3% in May 2014, fell by nearly a full percentage point to 5.4% by April 2015, placing it in the range of what the Federal Reserve (the “Fed”) has come to view as “full employment.”ii

iihttp://data.bls.gov/timeseries/LNS14000000

While the unemployment picture brightened, the labor force participation rate remained unchanged at 62.8%.iii This rate is at a historical low and has shown little sign of bouncing back to pre-recession levels.

iiihttp://data.bls.gov/timeseries/LNS11300000

Oil prices went on a wild ride, with West Texas Intermediate (WTI) crude falling nearly 60% in value, from its $107.95 per barrel peak in June 2014 to a low of $43.39 on March 17th. Prices staged a partial recovery, rising to $59.62 by the end of April 2015.iv

ivhttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&F=D

Though it might seem that declining oil prices would be a boost to the economy given their positive impact on corporate earnings and consumer spending, the short-term effect was negative as oil-related companies ratcheted back their spending on capital goods. The expected boost from consumer spending was muted as individuals chose to reduce debt with the savings accrued from lower gas prices, or adopt a wait-and-see attitude over whether lower prices would persist.

The Bond Markets

The bond market weathered the end of quantitative easing1 and performed well amid the persistent uncertainty of a hike in short-term rates by the Fed. While the path of the 10-year Treasury rate was a bit erratic, the direction was generally lower. The yield on the 10-year note, which was 2.65% at the start of the Trust’s fiscal year, fell to 2.03% by April 30, 2015, after spending a substantial amount of time under 2% during the first quarter of 2015.v

  vhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2015

The Barclays U.S. Aggregate Index2 returned 4.46% for the 12-month period ended April 30, 2015, powered by an increase of 15.06% in the Barclays U.S. Long Government Bond Index3.

Municipal bonds also turned in a good year, with the S&P Municipal Bond Intermediate Index4 gaining 3.94%.

The Barclays U.S. Corporate High Yield Bond Index5, which returned a paltry 2.58%, was hampered by oil-related high yield bonds, which suffered as oil prices sagged.

Investors will be awaiting Fed interest rate policy actions in the latter half of 2015. The Fed has signaled that it wishes to begin the process of normalizing monetary policy yet how the capital markets will react remains an open question.

PRESIDENT’S MESSAGE / April 30, 2015 (unaudited)

ii

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain Barclays’ indices performed as follows6:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[7]	Barclays U.S. Mortgage- Backed Securities Index[8]	Barclays U.S. Credit Bond Index[9]	Barclays Municipal Bond Index[10]
4.46%	4.23%	4.61%	4.87%	4.80%

The Stock Markets

The current bull market in stocks entered its seventh year. Though economic growth and corporate earnings deserve their fair share of the credit for this extended stock rally, the Federal Reserve policies of quantitative easing and low rates have provided substantial support to stock prices during this time.

With the end to quantitative easing in the 4th quarter of 2014, the markets remained fixated on when the Fed might raise short-term rates. The mixed signals that each new economic report sent about the underlying strength of the economy was enough for the Fed to postpone a rate hike into the 2nd half of 2015, helping the markets record solid gains during the Trust’s fiscal year period.

Through the period May 1, 2014 to April 30, 2015, the S&P 500 index11 jumped 12.98%, the S&P MidCap 400 Index12 rose 12.28% and the S&P SmallCap 600 Index13 turned in a gain of 9.24%.

While smaller-cap stocks underperformed for the full 12-month period, they raced ahead of large-cap stocks in the latter part of the period, aided, in part, by a lower exposure to foreign markets, which has become challenging to large companies because of the strengthening U.S. dollar.

Growth stocks proved to be far better performers than value stocks, as evidenced by the return gap between the S&P 500 Growth Index14 (+16.32%) and the S&P 500 Value Index15 (+9.43%). This return disparity was also evident in the mid-cap and small-cap sectors which, while not as wide, were on the order of 400 basis points (4.0%).

The U.S. markets were driven by the healthcare (+25.12%), information technology (+20.53%) and consumer discretionary (+19.84%) sectors. The only sector to lose ground was energy, which declined 9.84%. Real estate also enjoyed a strong year, as reflected in the +13.22% return in the FTSE NAREIT Equity REITs Index16.

International stocks trailed U.S. markets, with the MSCI EAFE (Net) Index17 netting a small gain of 1.66%. Overseas markets were hampered by weak economic growth and a tight credit environment. However, following the implementation by the European Central Bank (ECB) and the Bank of Japan (BOJ) of their own forms of quantitative easing, economic growth and investor enthusiasm for stocks picked up. In the three-month period, ending April 30, 2015, the MSCI EAFE Index turned positive, gaining 8.63%.

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[18]	NASDAQ Composite Index[19]	MSCI All Country World ex-US (Net) Index[20]
12.98%	10.11%	21.52%	2.63%

I want to thank you for your continued trust in allowing us to help you reach your important financial goals. We understand the profound responsibility you have placed with us in managing your investments. We work hard every day to ensure that we continue to deserve your confidence.

Sincerely,

Christopher D. Randall

President

May 29, 2015

For more complete information, please download the Trust’s prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Trust’s prospectus, which you should read carefully before investing.

April 30, 2015 (unaudited) / PRESIDENT’S MESSAGE

iii

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Quantitative Easing (QE) is a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity loss.
2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
3.	Barclays U.S. Long Government Bond Index tracks the market for U.S. dollar-denominated, fixed rate, nominal U.S. Treasuries (with the exception of Federal Reserve holdings of U.S. Treasuries) and U.S. agency debentures (with the exception of those U.S. agency debentures held in the Federal Reserve SOMA account). To be included in this index, securities must have at least 10 years to final maturity.
4.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
5.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.
6.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
7.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
8.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
9.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
10.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
11.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
12.	The S&P MidCap 400 Index measures the mid cap segment of the U.S. equity market. To be included in the index, a stock must have a total market capitalization that ranges from roughly $750 million to $3.3 billion.
13.	The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The index is unmanaged and investments cannot be made directly in an index.
14.	The S&P 500 Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.
15.	The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.
16.	FTSE NAREIT Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
17.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.
18.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
19.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
20.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE / April 30, 2015 (unaudited)

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WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

The bond market rebounded during the past fiscal year as intermediate and long-term interest rates moved lower in response to plummeting energy prices, a Federal Reserve (the “Fed”) that remains accommodative and a European Central Bank that implemented its own quantitative easing program. Shorter term interest rates moved slightly higher as the market began to expect the Fed to start tightening monetary policy later this year.

Economic growth for the 12-month period ended March 31, 2015 improved to 3% as measured by the GDP (gross domestic product). The consumer continued to pull their weight as evidenced by another year of strong auto sales. What was remarkable about this growth rate was that it included the two best consecutive quarters of economic growth since 2003. GDP for the 2nd and 3rd quarters of 2014 was 4.6% and 5.0%, respectively. Once again, the 1st quarter of 2015 was negatively impacted by harsh winter weather as GDP decreased by 0.7%. We anticipate economic growth will pick up for the remainder of 2015 as the weather improves. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to a 15-year low and the unemployment rate has declined to 5.4%. Over the past several months, we have seen the manufacturing sector weaken as the stronger dollar has led to exported manufactured goods to be less competitive. The Institute for Supply Managements (ISM) surveys has weakened and industrial production has been shrinking.

Oil prices fell from a high of $107 per barrel to a low of $43.39 per barrel over the course of the fiscal year. The catalyst for the sharp decline was increased supply from U.S. oil producers and weaker demand as China and European economic growth slowed. The sharp decline of energy prices caused the Consumer Price Index (CPI) to fall -0.2% in the fiscal year. The less volatile core CPI, which excludes food and energy, increased by 1.8% this fiscal year. Wage growth also remains anemic, increasing at only a 2.2% annualized rate over the past year as there continues to be slack in the jobs market.

The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation and in response to European sovereign yields declining to all-time low yields and in some maturities fell to negative yields. The catalyst for the decline of European yields was the ECB’s implementation of a quantitative easing program which is similar to what the Fed had initiated several years ago to stimulate economic growth and fears of deflation in the Eurozone. The low European yields acted as a “magnet” to pull U.S. treasury yields lower. However, short-term U.S. yields moved higher over the course of the fiscal year in response to the Fed tapering its purchase of additional securities and their intention to begin raising short-term interest rates. The 10-Year U.S. Treasury yield at April 30 was 2.03%, down from 2.65% from the start of the fiscal year. The 2-Year U.S. Treasury yield rose only 0.16% during the same period to a yield of 0.57%.

Looking forward, we anticipate economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2015. We also anticipate inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year.

The change in key interest rates over the last twelve months is presented below.

	4/30/14	10/31/14	4/30/15
Federal Fund Target	0.00%-0.25%	0.00%-0.25%	0.00%-0.25%
3-Month LIBOR	0.223%	0.232%	0.279%
2-Year Treasury Note	0.41%	0.49%	0.57%
10-Year Treasury Note	2.65%	2.34%	2.03%

The following is a comparison of the performance of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2015:

Wilmington Prime Money Market Fund – Administrative Class	0.01%
Wilmington Prime Money Market Fund – Institutional Class	0.01%
Wilmington Prime Money Market Fund – Select Class	0.01%
Wilmington Prime Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. First Tier Institutional Average	0.03%
Lipper Money Market Funds Average	0.01%

Wilmington U.S. Government Money Market Fund – Administrative Class	0.01%
Wilmington U.S. Government Money Market Fund – Institutional Class	0.01%
Wilmington U.S. Government Money Market Fund – Select Class	0.01%
Wilmington U.S. Government Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Government & Agency Institutional Average	0.01%
Lipper U.S. Government Money Market Funds Average	0.02%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.00%**
Wilmington U.S. Treasury Money Market Fund – Select Class	0.00%**
Wilmington U.S. Treasury Money Market Fund – Service Class	0.00%**
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.01%
Lipper U.S. Treasury Money Market Funds Average	0.00%**

Wilmington Tax-Exempt Money Market Fund – Administrative Class	0.01%
Wilmington Tax-Exempt Money Market Fund – Select Class	0.01%
Wilmington Tax-Exempt Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Tax-Free Institutional Average	0.01%
Lipper Tax-Exempt Money Market Funds	0.01%
Source: iMoneyNet, Inc. and Lipper

** Represents less than 0.01%

April 30, 2015 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2015, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

ANNUAL REPORT / April 30, 2015 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON PRIME MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.10	$0.69	0.14%
Institutional Class	$1,000.00	$1,000.10	$0.69	0.14%
Select Class	$1,000.00	$1,000.10	$0.69	0.14%
Service Class	$1,000.00	$1,000.00	$0.69	0.14%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.10	$0.70	0.14%
Institutional Class	$1,000.00	$1,024.10	$0.70	0.14%
Select Class	$1,000.00	$1,024.10	$0.70	0.14%
Service Class	$1,000.00	$1,024.10	$0.70	0.14%

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.00	$0.40	0.08%
Institutional Class	$1,000.00	$1,000.00	$0.40	0.08%
Select Class	$1,000.00	$1,000.00	$0.40	0.08%
Service Class	$1,000.00	$1,000.00	$0.40	0.08%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.40	$0.40	0.08%
Institutional Class	$1,000.00	$1,024.40	$0.40	0.08%
Select Class	$1,000.00	$1,024.40	$0.40	0.08%
Service Class	$1,000.00	$1,024.40	$0.40	0.08%

April 30, 2015 (unaudited) / ANNUAL REPORT

4

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio
WILMINGTON U.S. TREASURY MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.00	$0.30	0.06%
Select Class	$1,000.00	$1,000.00	$0.30	0.06%
Service Class	$1,000.00	$1,000.00	$0.35	0.07%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.50	$0.30	0.06%
Select Class	$1,000.00	$1,024.50	$0.30	0.06%
Service Class	$1,000.00	$1,024.45	$0.35	0.07%
WILMINGTON TAX-EXEMPT MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.00	$0.15	0.03%
Select Class	$1,000.00	$1,000.00	$0.15	0.03%
Service Class	$1,000.00	$1,000.00	$0.15	0.03%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.65	$0.15	0.03%
Select Class	$1,000.00	$1,024.65	$0.15	0.03%
Service Class	$1,000.00	$1,024.65	$0.15	0.03%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

ANNUAL REPORT / April 30, 2015 (unaudited)

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Prime Money Market Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Other Commercial Paper	40.2%
U.S. Treasury Obligations	13.6%
Certificates of Deposit	13.4%
Asset-Backed Commercial Paper	10.7%
Repurchase Agreements	6.0%
Municipal Notes & Bonds	5.5%
Financial Company Commercial Paper	5.4%
Municipal Commercial Paper	5.0%
Other Assets and Liabilities - Net[1]	0.2%
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value
ASSET-BACKED COMMERCIAL PAPER – 10.7%‡
CAFCO LLC,
0.18%, 5/06/15Ω	$25,000,000	$24,999,375
Chariot Funding LLC
0.27%, 8/03/15Ω	50,000,000	49,964,750
0.27%, 8/11/15Ω	25,000,000	24,980,875
0.27%, 8/21/15Ω	25,000,000	24,979,000
CIESCO LLC,
0.18%, 5/07/15Ω	50,000,000	49,998,500
CRC Funding, LLC,
0.18%, 8/03/15Ω	25,000,000	24,988,250
MetLife Short Term Fund LLC
0.15%, 7/06/15Ω	42,000,000	41,988,450
0.18%, 8/10/15Ω	30,000,000	29,984,850
0.18%, 8/17/15Ω	28,000,000	27,984,880
Old Line Funding LLC,
0.23%, 5/20/15Ω	50,000,000	49,993,930
Thunder Bay Funding LLC,
0.24%, 6/25/15Ω	50,000,000	49,981,667

TOTAL ASSET-BACKED COMMERCIAL PAPER
(COST $399,844,527)		$399,844,527
CERTIFICATES OF DEPOSIT – 13.4%
Bank of Montreal, CHI
0.18%, 6/22/15	50,000,000	50,000,000

Description	Par Value	Value
0.18%, 6/24/15	$50,000,000	$50,000,000

Bank of Nova Scotia, HOU
0.26%, 7/28/15	50,000,000	50,000,000
0.30%, 12/11/15Ω	50,000,000	50,000,000
JP Morgan Chase Bank NA,
0.32%, 10/23/15Δ	50,000,000	50,000,000
Toronto Dominion Bank, NY
0.28%, 7/22/15	50,000,000	50,000,000
0.27%, 11/18/15	50,000,000	50,000,000
US Bank National Association,
0.27%, 10/30/15	50,000,000	50,000,000
Wells Fargo Bank, NA
0.30%, 11/18/15	50,000,000	50,000,000
0.32%, 3/04/16	50,000,000	50,000,000

TOTAL CERTIFICATES OF DEPOSIT
(COST $500,000,000)		$500,000,000
FINANCIAL COMPANY COMMERCIAL PAPER – 5.4%‡
Commonwealth Bank of Australia,
0.28%, 2/26/16Ω	50,000,000	50,000,000

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

6

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value
General Electric Capital Corp.,
0.26%, 8/20/15	$50,000,000	$49,959,917

Svenska Handelsbanken,
0.16%, 5/04/15Ω	100,000,000	99,998,667

TOTAL FINANCIAL COMPANY COMMERCIAL PAPER
(COST $199,958,584)		$199,958,584

MUNICIPAL COMMERCIAL PAPER – 5.0%‡

Catholic Health Initiatives

0.25%, 5/06/15	17,150,000	17,149,404

0.22%, 5/12/15	15,700,000	15,698,945

Emory University,
0.18%, 6/17/15	27,400,000	27,400,000

Salt River Project Agricultural Improvement & Power District, (Series C),

0.16%, 5/04/15	30,000,000	29,999,600

0.16%, 5/06/15	45,000,000	44,999,000

University of California,
0.14%, 5/18/15	50,000,000	49,996,695

TOTAL MUNICIPAL COMMERCIAL PAPER
(COST $185,243,644)		$185,243,644

MUNICIPAL NOTES & BONDS – 5.5%

Industrial Development Authority of the City of Phoenix (The), (Series A), Weekly VRDNs, (Mayo Clinic),
0.13%, 5/01/15¿	50,000,000	50,000,000

Loudon County Industrial Development Authority, VA, Revenue Bonds, (Series C) Weekly VRDNs, (Howard Hughes Medical Institute, OBG), 0.07%, 5/07/15¿	23,685,000	23,685,000

Mississippi Business Finance Corp., Revenue Bonds, (Series G), Daily VRDNs,
0.11%, 5/01/15¿	31,690,000	31,690,000

New York City, NY, Municipal Water Finance Authority, Water and Sewer System, Refunding Revenue Bonds, (Series F-2), Daily VRDNs,
0.13%, 5/01/15¿	66,000,000	66,000,000

State of Texas, Revenue Notes, GO Revenue Bonds, (Series 2006A) Weekly VRDNs, (Veterans Housing Assistance, OBG),
0.09%, 5/07/15¿	32,975,000	32,975,000

TOTAL MUNICIPAL NOTES & BONDS
(COST $204,350,000)		$204,350,000

OTHER COMMERCIAL PAPER – 40.2%‡

ABB Treasury Center USA,
0.12%, 5/05/15Ω	25,000,000	24,999,667

Abbott Laboratories,
0.13%, 7/07/15Ω	60,000,000	59,985,483

Air Products & Chemicals,
0.10%, 5/01/15Ω	41,000,000	41,000,000

American Honda Finance Corp.,
0.10%, 5/20/15	40,000,000	39,997,889

Bank of America NA
0.23%, 5/13/15	50,000,000	50,000,000

Description	Par Value	Value
0.23%, 5/13/15	$50,000,000	$50,000,000

BMW US Capital LLC,
0.16%, 7/02/15Ω	40,000,000	39,988,978

Chevron Corporation,
0.14%, 7/06/15Ω	50,000,000	49,987,167

Coca-Cola Co.

0.15%, 8/24/15Ω	26,500,000	26,487,302

0.27%, 9/01/15	50,000,000	50,009,823

CPPIB Capital, Inc.

0.14%, 5/04/15Ω	25,000,000	24,999,708

0.14%, 5/05/15Ω	25,000,000	24,999,611

0.14%, 7/06/15Ω	50,000,000	49,987,167

Electric de France

0.20%, 5/06/15Ω	46,900,000	46,898,697

0.14%, 5/22/15Ω	25,000,000	24,997,958

Exxon Mobil Corp.,
0.17%, 6/22/15	100,000,000	99,975,444

Honeywell International Inc.,
0.31%, 11/17/15	94,120,000	94,162,162

Illinois Tool Works,
0.12%, 5/18/15Ω	38,000,000	37,997,847

Nestle Financial International Ltd.,
0.13%, 5/21/15	100,000,000	99,993,055

Novartis Finance Corp.,
0.15%, 8/10/15Ω	50,000,000	49,978,958

Pfizer, Inc.,
0.15%, 7/09/15Ω	50,000,000	49,985,625

Province of British Columbia,
0.29%, 6/15/15	70,806,000	71,041,976

Province of Ontario

0.46%, 5/26/15	19,151,000	19,209,785

0.31%, 8/13/15	70,000,000	70,014,402

Simon Property Group LP

0.15%, 6/08/15Ω	25,000,000	24,996,042

0.15%, 6/15/15Ω	37,500,000	37,492,969

Southern California Gas Co.,
0.13%, 5/07/15Ω	60,000,000	59,998,700

Syngenta Wilmington

0.12%, 5/14/15Ω	75,000,000	74,996,750

0.12%, 6/01/15Ω	25,000,000	24,997,417

Toyota Motor Credit Corp.,
0.25%, 7/20/15	50,000,000	49,972,222

United Technologies Corp.,
0.10%, 5/08/15	25,000,000	24,999,514

TOTAL OTHER COMMERCIAL PAPER
(COST $1,494,152,318)		$1,494,152,318

U.S. TREASURY OBLIGATIONS – 13.6%

U.S. TREASURY BILLS – 5.4%‡

0.07%, 5/28/15	100,000,000	99,994,956

0.07%, 7/23/15	100,000,000	99,983,400

TOTAL U.S. TREASURY BILLS		$199,978,356

ANNUAL REPORT / April 30, 2015

7

PORTFOLIOS OF INVESTMENTS

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value

U.S. TREASURY NOTES – 8.2%

0.25%, 7/15/15	$75,000,000	75,014,812

0.25%, 9/15/15	50,000,000	50,022,486

0.38%, 6/15/15	130,000,000	130,040,634

4.25%, 8/15/15	50,000,000	50,606,235

TOTAL U.S. TREASURY NOTES		$305,684,167

TOTAL U.S. TREASURY OBLIGATIONS
(COST $505,662,523)		$505,662,523

REPURCHASE AGREEMENTS – 6.0%

Credit Suisse First Boston LLC, 0.10%, dated 4/30/15, due 5/01/15, repurchase price $83,000,231, collateralized by U.S. Treasury Securities 4.50% to 8.75%, maturing 8/15/20 to 8/15/39; total market value of $84,650,735.	83,000,000	83,000,000

Deutsche Bank Securities, Inc., 0.10%, dated 4/30/15, due 5/01/15, repurchase price $65,000,181, collateralized by U.S. Government Security 0.18%, maturing 7/20/17; total market value of $66,300,155.	65,000,000	65,000,000

TD Securities, Inc., 0.11%, dated 4/30/15, due 5/01/15, repurchase price $25,000,076, collateralized by U.S. Government & Treasury Securities 1.75% to 4.50%, maturing 3/31/22 to 12/01/44; total market value of $25,746,580.	25,000,000	25,000,000

Description	Par Value	Value

TD Securities, Inc., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $50,000,167, collateralized by U.S. Government & Treasury Securities 1.75% to 6.75%, maturing 3/31/22 to 3/01/45; total market value of $51,415,896.	$50,000,000	$50,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $223,000,000)		$223,000,000

TOTAL INVESTMENTS – 99.8%
(COST $3,712,211,596)		$3,712,211,596

OTHER ASSETS LESS LIABILITIES – 0.2%		7,441,060

TOTAL NET ASSETS – 100.0%		$3,719,652,656

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

8

Wilmington Prime Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Commercial Paper	$—	$399,844,527	$—	$399,844,527
Certificates of Deposit	—	500,000,000	—	500,000,000
Financial Company Commercial Paper	—	199,958,584	—	199,958,584
Municipal Commercial Paper	—	185,243,644	—	185,243,644
Municipal Notes & Bonds	—	204,350,000	—	204,350,000
Other Commercial Paper	—	1,494,152,318	—	1,494,152,318
U.S. Treasury Obligations	—	505,662,523	—	505,662,523
Repurchase Agreements	—	223,000,000	—	223,000,000

Total	$—	$3,712,211,596	$—	$3,712,211,596

Δ	Floating rate note with current rate and stated maturity date shown.
‡	The rate shown reflects the effective yield at purchase date.
♦	Variable rate demand note with current rate shown. Date shown is the date on which the Fund can unconditionally demand payment.
Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $1,374,619,240 representing 37.0% of net assets.

The following acronyms are used throughout this Fund:

CHI - Chicago

GO - General Obligation

HOU - Houston

LLC - Limited Liability Corporation

NA - North America

NY - New York

OBG - Obligation

VA - Virginia

VRDNs - Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	75.7%
U.S. Treasury Obligations	16.3%
Repurchase Agreements	7.9%
Other Assets and Liabilities - Net[1]	0.1%
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – 75.7%
FEDERAL FARM CREDIT BANK (FFCB) – 16.8%

0.14%, 5/15/15Δ	$ 75,000,000	$ 74,999,924

0.14%, 7/06/15Δ	100,000,000	99,996,916

0.21%, 7/20/15Δ	66,800,000	66,811,195

0.13%, 9/04/15Δ	125,000,000	124,997,830

0.18%, 1/19/16Δ	21,600,000	21,601,611

0.14%, 2/16/16Δ	175,000,000	174,981,720

0.15%, 10/24/16Δ	100,000,000	99,988,755

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$ 663,377,951

FEDERAL HOME LOAN BANK (FHLB) – 29.9%

0.08%, 5/06/15‡	29,500,000	29,499,693

0.05%, 5/08/15‡	77,050,000	77,049,251

0.08%, 5/20/15‡	122,900,000	122,895,082

0.07%, 5/22/15‡	50,000,000	49,997,900

0.07%, 6/03/15‡	50,000,000	49,996,792

0.07%, 6/24/15‡	100,000,000	99,989,050

0.09%, 7/10/15‡	230,833,000	230,793,996

0.08%, 7/15/15‡	150,000,000	149,974,063

0.08%, 7/17/15‡	50,000,000	49,991,444

0.08%, 7/24/15‡	54,100,000	54,089,586

0.14%, 8/26/15‡	50,000,000	49,977,738

0.10%, 9/01/15‡	175,000,000	174,940,216

0.10%, 9/02/15‡	39,625,000	39,611,351

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,178,806,162

Description	Par Value	Value
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 17.5%

0.06%, 5/06/15‡	$ 125,000,000	$ 124,998,958

0.15%, 5/13/15‡	73,200,000	73,196,340

0.17%, 5/29/15‡	50,000,000	49,993,389

0.05%, 6/01/15‡	50,000,000	49,997,933

0.07%, 6/02/15‡	100,000,000	99,993,778

0.06%, 6/17/15‡	50,000,000	49,996,083

0.07%, 6/22/15‡	50,000,000	49,994,944

0.17%, 7/16/15Δ	100,000,000	100,007,521

0.11%, 8/05/15‡	50,000,000	49,986,000

0.12%, 8/28/15‡	18,935,000	18,927,614

0.13%, 9/02/15‡	22,100,000	22,090,104

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$ 689,182,664

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 11.5%

0.10%, 5/18/15‡	47,600,000	47,597,752

0.17%, 6/10/15‡	50,000,000	49,990,556

0.10%, 7/01/15‡	100,000,000	99,983,056

0.09%, 7/02/15‡	50,000,000	49,992,250

0.10%, 8/03/15‡	30,000,000	29,992,167

0.12%, 8/26/15‡	25,000,000	24,990,656

0.17%, 10/21/15Δ	150,000,000	150,023,353

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$ 452,569,790

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $2,983,936,567)		$2,983,936,567

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

10

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 16.3%
U.S. TREASURY BILLS – 3.8%

0.07%, 7/23/15‡	$ 100,000,000	$ 99,983,400

0.07%, 8/20/15‡	50,000,000	49,989,208

TOTAL U.S. TREASURY BILLS		$ 149,972,608

U.S. TREASURY NOTES – 12.5%

4.13%, 5/15/15	75,000,000	75,118,457

0.38%, 6/15/15	140,000,000	140,055,262

0.25%, 7/15/15	200,000,000	200,063,133

4.25%, 8/15/15	75,000,000	75,908,207

TOTAL U.S. TREASURY NOTES		$ 491,145,059

TOTAL U.S. TREASURY OBLIGATIONS
(COST $641,117,667)		$ 641,117,667

REPURCHASE AGREEMENTS – 7.9%

Credit Suisse First Boston LLC, 0.10%, dated 4/30/15, due 5/01/15, repurchase price $56,000,156, collateralized by U.S. Treasury Securities 4.50% to 5.00%, maturing 5/15/37 to 5/15/38; total market value of $57,120,256.	56,000,000	56,000,000

Deutsche Bank Securities, Inc., 0.10%, dated 4/30/15, due 5/01/15, repurchase price $25,000,069, collateralized by U.S. Government Security 0.18%, maturing 7/20/17; total market value of $25,500,060.	25,000,000	25,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.09%, dated 4/30/15, due 5/01/15, repurchase price $80,000,200, collateralized by U.S. Treasury Securities 0.00% to 4.50%, maturing 2/15/28 to 5/15/40; total market value of $81,600,086.	80,000,000	80,000,000

Description	Par Value	Value

TD Securities, Inc., 0.11%, dated 4/30/15, due 5/01/15, repurchase price $100,000,306, collateralized by U.S. Government & Treasury securities 0.07% to 5.00%, maturing 1/31/16 to 12/01/44; total market value of $102,999,990.

	$ 100,000,000	$ 100,000,000

TD Securities, Inc., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $50,000,167, collateralized by U.S. Government & Treasury Securities 3.13% to 5.00%, maturing 7/01/25 to 12/01/44; total market value of $51,392,403.	50,000,000	50,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $311,000,000)		$ 311,000,000

TOTAL INVESTMENTS – 99.9%
(COST $3,936,054,234)		$3,936,054,234

OTHER ASSETS LESS LIABILITIES – 0.1%		4,087,925

TOTAL NET ASSETS – 100.0%		$3,940,142,159

 Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

ANNUAL REPORT / April 30, 2015

11

PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Agency Obligations	$—	$2,983,936,567	$—	$2,983,936,567
U.S. Treasury Obligations	—	641,117,667	—	641,117,667
Repurchase Agreements	—	311,000,000	—	311,000,000

Total	$—	$3,936,054,234	$—	$3,936,054,234

Δ	Floating rate note with current rate and stated maturity date shown.

‡	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

LLC - Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

12

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	89.9%
Repurchase Agreements	9.9%
Other Assets and Liabilities – Net[1]	0.2%
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 89.9%

U.S. TREASURY BILLS – 27.9%

0.01%, 5/07/15‡	$ 100,000,000	$ 99,999,817

0.01%, 7/16/15‡	50,000,000	49,992,031

0.07%, 8/20/15‡	50,000,000	49,989,208

0.07%, 8/27/15‡	25,000,000	24,994,223

0.08%, 9/03/15‡	25,000,000	24,993,403

TOTAL U.S. TREASURY BILLS		$ 249,968,682

U.S. TREASURY NOTES – 62.0%

4.13%, 5/15/15	75,000,000	75,118,457

0.25%, 5/31/15	200,000,000	200,032,675

0.38%, 6/15/15	80,000,000	80,025,821

0.25%, 7/15/15	100,000,000	100,034,285

4.25%, 8/15/15	25,000,000	25,302,736

0.25%, 9/15/15	25,000,000	25,016,125

0.07%, 10/31/16Δ	50,000,000	49,988,261

TOTAL U.S. TREASURY NOTES		$ 555,518,360

TOTAL U.S. TREASURY OBLIGATIONS
(COST $805,487,042)		$ 805,487,042

Description	Par Value	Value
REPURCHASE AGREEMENTS – 9.9%

Credit Suisse First Boston LLC, 0.10%, dated 4/30/15, due 5/01/15, repurchase price $39,000,108, collateralized by U.S. Treasury Securities 6.13%, maturing 11/15/27 to 8/15/29; total market value of $39,780,416.

	$ 39,000,000	$ 39,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.09%, dated 4/30/15, due 5/01/15, repurchase price $50,000,125, collateralized by U.S. Treasury Securities 0.00%, maturing 2/15/36 to 11/15/36; total market value of $51,000,000.	50,000,000	50,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $89,000,000)		$ 89,000,000

TOTAL INVESTMENTS – 99.8%
(COST $894,487,042)		$ 894,487,042

OTHER ASSETS LESS LIABILITIES – 0.2%		1,957,630

TOTAL NET ASSETS – 100.0%		$ 896,444,672

 Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

ANNUAL REPORT / April 30, 2015

13

PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Treasury Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$805,487,042	$—	$805,487,042
Repurchase Agreements	—	89,000,000	—	89,000,000

Total	$—	$894,487,042	$—	$894,487,042

Δ	Floating rate note with current rate and stated maturity date shown.
‡	The rate shown reflects the effective yield at purchase date.

The following acronym is used throughout this Fund:

LLC - Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Tax-Exempt Money Market Fund

At April 30, 2015, the Fund’s geographical location classifications were as follows (unaudited):

Percentage of Total Net Assets
Texas	22.8%
Maryland	7.8%
Delaware	7.7%
Minnesota	7.7%
Massachusetts	7.6%
Ohio	5.0%
Virginia	4.9%
Nevada	4.1%
Illinois	3.9%
Louisiana	3.9%
North Carolina	3.8%
Utah	3.6%
Connecticut	3.4%
Michigan	3.4%
Rhode Island	2.7%
Florida	2.5%
New York	1.9%
Tennessee	1.5%
New Hampshire	1.0%
Pennsylvania	0.8%
Other Assets and Liabilities – Net[1]	0.0%[2]
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value
COMMERCIAL PAPER – 61.4%

ILLINOIS – 3.9%

Illinois Educational Facilities Authority, (Northern Trust, LOC), 0.06%, 5/05/15	$ 20,793,000	$ 20,793,000

TOTAL ILLINOIS		$ 20,793,000

MARYLAND – 7.8%

Johns Hopkins University, (Series B)

0.05%, 5/07/15	5,000,000	5,000,000

0.05%, 6/15/15	5,000,000	5,000,000

0.05%, 7/06/15	12,000,000	12,000,000

Montgomery County, MD, GO Unlimited Refunding Notes, BANs, (Series 10-A), (PNC Bank, LIQ)

0.04%, 5/04/15	5,000,000	5,000,000

Description	Par Value	Value
0.06%, 5/18/15	$ 10,000,000	$ 10,000,000

Montgomery County, MD, GO Unlimited Refunding Notes, BANs, (Series 10-B), (PNC Bank, State Street Bank), 0.05%, 5/07/15	5,000,000	5,000,000

TOTAL MARYLAND		$ 42,000,000

MASSACHUSETTS – 7.0%

Massachusetts Bay Transportation Authority, (State Street Bank, LIQ), 0.05%, 6/05/15	10,000,000	10,000,000

ANNUAL REPORT / April 30, 2015

15

PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value
Massachusetts School Building Authority, (Series A), (Bank of America, LOC), 0.05%, 6/03/15	$ 9,000,000	$ 9,000,000

Massachusetts State Health & Educational Facilities Authority, (Series EE), (Harvard University), 0.04%, 5/06/15	18,403,000	18,403,000

TOTAL MASSACHUSETTS		$ 37,403,000

MICHIGAN – 3.4%

University of Michigan, (Series J-1)

0.04%, 5/04/15	5,000,000	5,000,000

0.05%, 7/01/15	13,350,000	13,350,000

TOTAL MICHIGAN		$ 18,350,000

MINNESOTA – 6.0%

City of Rochester, MN, Health Care, (Series 00-C), (Mayo Medical Center), Revenue Bonds, 0.05%, 5/18/15	12,000,000	12,000,000

University of Minnesota

0.05%, 6/01/15	8,000,000	8,000,000

0.04%, 6/03/15	12,000,000	12,000,000

TOTAL MINNESOTA		$ 32,000,000

NEVADA – 4.1%

Las Vegas Valley Water District, NV, (Series 2004-A), GO

0.07%, 6/02/15	11,000,000	11,000,000

0.06%, 6/03/15	6,000,000	6,000,000

0.06%, 6/03/15	5,000,000	5,000,000

TOTAL NEVADA		$ 22,000,000

NORTH CAROLINA – 3.8%

North Carolina Capital Facilities Finance Agency, Educational Facilities, (Duke University), Revenue Bonds, 0.10%, 5/07/15	7,928,000	7,928,000

North Carolina Capital Facilities Finance Agency, Educational Facilities, (Series A2), (Duke University), Revenue Bonds, 0.06%, 5/07/15	12,406,000	12,406,000

TOTAL NORTH CAROLINA		$ 20,334,000

OHIO – 2.9%

Ohio Higher Educational Facility Commission, (Case Western University), (JPMorgan Chase, LIQ), 0.08%, 5/07/15	3,500,000	3,500,000

Ohio Higher Educational Facility Commission, (Case Western University), (Northern Trust, LIQ), 0.07%, 5/12/15	12,000,000	12,000,000

TOTAL OHIO		$ 15,500,000

Description	Par Value	Value
RHODE ISLAND – 2.7%

Rhode Island Health and Education Facilities Authority, (Series A), (Brown University)

0.05%, 5/05/15	$ 9,000,000	$ 9,000,000

0.05%, 6/04/15	5,530,000	5,530,000

TOTAL RHODE ISLAND		$ 14,530,000

TENNESSEE – 1.5%

State of Tennessee, (Series 00-A), (TN Consolidated Retirement System, LOC), GO, 0.05%, 5/21/15	8,250,000	8,250,000

TOTAL TENNESSEE		$ 8,250,000

TEXAS – 16.8%

City of San Antonio, TX, Electric & Gas Systems, (Series A), (JPMorgan Chase, LIQ), 0.06%, 5/06/15	12,000,000	12,000,000

City of San Antonio, TX, Water Systems, (Series B), (Wells Fargo, LIQ), 0.05%, 5/01/15	20,000,000	20,000,000

Harris County Cultural Education Facilities Finance Corp., TX, (State Street Bank, LIQ), Refunding Revenue Bonds

0.10%, 5/04/15	5,650,000	5,650,000

0.10%, 5/04/15	1,215,000	1,215,000

Harris County Cultural Education Facilities Finance Corp., TX, (Series A), (Baylor College of Medicine, OBG), (JP Morgan Chase), Refunding Revenue Bonds, 0.10%, 5/04/15	8,132,000	8,132,000

Texas Public Finance Authority, (Series 2003), (Comptroller of Public Accounts TX, LIQ), 0.05%, 5/06/15	8,850,000	8,850,000

Texas Public Finance Authority, (Series 2008), (Comptroller of Public Accounts TX, LIQ), GO, 0.06%, 6/04/15	4,860,000	4,860,000

Texas Technical University, (Series A), 0.06%, 7/22/15	8,997,000	8,997,000

University of Texas, 0.06%, 5/06/15	20,000,000	20,000,000

TOTAL TEXAS		$ 89,704,000

VIRGINIA – 1.5%

University of Virginia, (Series 03-A)

0.06%, 5/05/15	5,000,000	5,000,000

0.06%, 5/14/15	3,200,000	3,200,000

TOTAL VIRGINIA		$ 8,200,000

TOTAL COMMERCIAL PAPER
(COST $329,064,000)		$ 329,064,000

MUNICIPAL BONDS – 14.7%¿

FLORIDA – 1.9%

JEA Electric System Revenue, Refunding Revenue Bonds, (Series 01-D), Daily VDRNs, (U.S. Bank, SPA), 0.12%, 5/01/15	7,200,000	7,200,000

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

16

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value
JEA Water & Sewer System Revenue, Revenue Bonds, (Series A-1), Daily VRDNs, (U.S. Bank, SPA), 0.12%, 5/01/15	$ 3,000,000	$ 3,000,000

TOTAL FLORIDA		$ 10,200,000

LOUISIANA – 3.9%

East Baton Rouge Parish Industrial Development Board, Inc., Revenue Bonds, Weekly VRDNs, (Exxon Mobil Project), 0.14%, 5/01/15	21,000,000	21,000,000

TOTAL LOUISIANA		$ 21,000,000

MASSACHUSETTS – 0.6%

Commonwealth of Massachusetts, GO Unlimited, Refunding Revenue Notes, (Series A), Daily VRDNs, (Wells Fargo Bank N.A.), 0.12%, 5/01/15	3,000,000	3,000,000

TOTAL MASSACHUSETTS		$ 3,000,000

NEW YORK – 1.9%

City of New York, NY, Municipal Water & Sewer System, GO, (SubSeries A-7), Daily VRDNs, (JP Morgan, LOC), 0.13%, 5/01/15	6,200,000	6,200,000

City of New York, NY, Municipal Water & Sewer System, Refunding Revenue Bonds, (Series H-3), Daily VRDNs, (State Street B&T), (AGM), 0.14%, 5/01/15	3,900,000	3,900,000

TOTAL NEW YORK		$ 10,100,000

PENNSYLVANIA – 0.8%

Philadelphia Hospitals & Higher Education Facilities Authority, Revenue Bonds, (Series B), Daily VRDNs, (Children’s Hospital, OBG)/(Wells Fargo Bank N.A., SPA), 0.12%, 5/01/15	4,000,000	4,000,000

TOTAL PENNSYLVANIA		$ 4,000,000

TEXAS – 3.7%

Port of Port Arthur, TX, Navarro District, Refunding Revenue Bonds, Daily VRDNs, (Texaco, Inc.), 0.14%, 5/01/15	20,000,000	20,000,000

TOTAL TEXAS		$ 20,000,000

UTAH – 1.9%

City of Murray, Revenue Bonds, (Series B), Daily VRDNs, (IHC Health Services, Inc.), (JPMorgan Chase Bank N.A.), 0.13%, 5/01/15	100,000	100,000

Utah County Hospital, Refunding Revenue Bonds, (Series C), Daily VRDNs, (IHC Health Services, Inc.), (U.S. Bank, SPA), 0.11%, 5/07/15	10,000,000	10,000,000

TOTAL UTAH		$ 10,100,000

TOTAL MUNICIPAL BONDS
(COST $78,400,000)		$ 78,400,000

Description	Par Value	Value
SHORT-TERM MUNICIPAL BONDS – 23.9%

CONNECTICUT – 3.4%

Connecticut State Health & Educational Facility Authority, Revenue Bonds, (Series V-1), (Yale University), 0.04%, 5/04/15	$ 10,350,000	$ 10,350,000

Connecticut State Health & Educational Facility Authority, Revenue Bonds, (Series V-2), Daily VRDNs, Yale University), 0.11%, 5/01/15¿	8,000,000	8,000,000

TOTAL CONNECTICUT		$ 18,350,000

DELAWARE – 7.7%

Delaware State Health Facilities Authority, Refunding Revenue Bonds, (Series A), Daily VRDNs, (Christiana Care Health Services, OBG), 0.13%, 5/01/15¿	16,200,000	16,200,000

Delaware State Health Facilities Authority, Revenue Bonds, (Series A), Weekly VRDNs, (Christiana Care Health Services, OBG), 0.11%, 5/07/15¿	4,000,000	4,000,000

University of Delaware, Revenue Bonds, Daily VRDNs, (TD Bank N.A., SPA), 0.13%, 5/01/15¿	16,660,000	16,660,000

University of Delaware, Revenue Bonds, (Series B), Daily VRDNs, (University & College Imps.)/(Bank of America N.A., SPA), 0.13%, 5/01/15¿	4,500,000	4,500,000

TOTAL DELAWARE		$ 41,360,000

FLORIDA – 0.6%

Orange County Housing Finance Authority, Refunding Revenue Bonds, Weekly VRDNs, (Fannie Mae), 0.07%, 5/07/15¿	3,385,000	3,385,000

TOTAL FLORIDA		$ 3,385,000

MINNESOTA – 1.7%

City of Rochester, MN, Refunding Revenue Bonds, (Series A), Weekly VRDNs, (Mayo Clinic, OBG), 0.11%, 5/07/15¿	8,900,000	8,900,000

TOTAL MINNESOTA		$ 8,900,000

NEW HAMPSHIRE – 1.0%

New Hampshire, HEFA, Revenue Bonds, Weekly VRDNs, (Dartmouth College, OBG)/(U.S. Bank N.A., SPA), 0.11%, 5/07/15¿	5,350,000	5,350,000

TOTAL NEW HAMPSHIRE		$ 5,350,000

OHIO – 2.1%

Ohio State Higher Educational Facility Commission, Refunding Revenue Bonds, (Series B-4), Daily VRDNs, (Cleveland Clinic, OBG), 0.13%, 5/01/15¿	11,000,000	11,000,000

TOTAL OHIO		$ 11,000,000

ANNUAL REPORT / April 30, 2015

17

PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (concluded)

Description	Par Value	Value

TEXAS – 2.3%

Gulf Coast Waste Disposal Authority, TX, Revenue Bonds, Weekly VRDNs, (Air Products & Chemicals Project, OBG), 0.10%, 5/07/15¿	$ 2,000,000	$ 2,000,000

State of Texas, GO Unlimited Notes, (Series B), Weekly VRDNs, (State Street / CalPERS, SPA), 0.08%, 5/07/15¿	10,480,000	10,480,000

TOTAL TEXAS		$ 12,480,000

UTAH – 1.7%

City of Murray, Revenue Bonds, (Series D), Daily VRDNs, (IHC Health Services, Inc., OBG), 0.12%, 5/01/15¿	6,700,000	6,700,000

Weber County Hospital (IHC Health Services), Revenue Bonds, (Series A), Daily VRDNs, 0.13%, 5/01/15¿	2,600,000	2,600,000

TOTAL UTAH		$ 9,300,000

Description	Par Value	Value
VIRGINIA – 3.4%

Loudon County Industrial Development Authority, Revenue Bonds, (Series D), Weekly VRDNs, (Howard Hughes Medical Center), 0.07%, 5/07/15¿	$ 18,000,000	$ 18,000,000

TOTAL VIRGINIA		$ 18,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS
(COST $128,125,000)		$ 128,125,000

TOTAL INVESTMENTS – 100.0%
(COST $535,589,000)		$ 535,589,000

OTHER ASSETS LESS LIABILITIES – 0.0%**		102,392

TOTAL NET ASSETS – 100.0%		$ 535,691,392

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commercial Paper	$—	$329,064,000	$—	$329,064,000
Municipal Bonds	—	78,400,000	—	78,400,000
Short-Term Municipal Bonds	—	128,125,000	—	128,125,000

Total	$—	$535,589,000	$—	$535,589,000

¿	Variable rate demand note with current rate shown. Date shown is the date on which the Fund can unconditionally demand payment.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

BANs - Bond Anticipation Notes

AGM - Insured by Assured Guaranty Municipal Corporation

GO - General Obligation

HEFA - Health and Educational Facilities Authority

LIQ - Liquid Agreement

LOC - Letter of Credit

MD - Maryland

MN - Minnesota

N.A. - North America

NV - Nevada

NY - New York

OBG - Obligation

SPA - Sales and Purchase Agreement

TN - Tennessee

TX - Texas

VRDNs - Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

18

April 30, 2015	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
ASSETS:
Investments, at identified cost	$3,712,211,596	$3,936,054,234	$894,487,042	$535,589,000

Investments in repurchase agreements, at value	$223,000,000	$311,000,000	$89,000,000	$—
Investments in securities, at value	3,489,211,596	3,625,054,234	805,487,042	535,589,000

TOTAL INVESTMENTS	3,712,211,596	3,936,054,234	894,487,042	535,589,000

Cash	777,115	628,353	—	—
Interest receivable	2,146,523	2,491,970	2,050,590	40,277
Due from advisor	—	—	11,430	28,654
Receivable for shares sold	4,993,234	1,276,633	800	476,244
Other assets	65,943	68,220	26,903	24,394

TOTAL ASSETS	3,720,194,411	3,940,519,410	896,576,765	536,158,569

LIABILITIES:
Payable to custodian	—	—	49,883	388,511
Income distribution payable	49,671	32,814	—	4,359
Payable for shares redeemed	70,214	—	1,043	2,406
Payable for shareholder services fee	4,303	—	—	—
Other accrued expenses	417,567	344,437	81,167	71,901

TOTAL LIABILITIES	541,755	377,251	132,093	467,177

NET ASSETS	$3,719,652,656	$3,940,142,159	$896,444,672	$535,691,392

NET ASSETS CONSIST OF:
Paid-in capital	$3,719,655,514	$3,940,165,085	$896,479,475	$535,763,709
Undistributed (distributions in excess of) net investment income	(1,022)	1,636	449	(259)
Accumulated net realized gain (loss) on investments	(1,836)	(24,562)	(35,252)	(72,058)

TOTAL NET ASSETS	$3,719,652,656	$3,940,142,159	$896,444,672	$535,691,392

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$352,594,519	$1,556,286,288	$631,471,775	$42,683,740

Shares outstanding (unlimited shares authorized)	352,701,649	1,556,485,038	631,530,695	42,686,612

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Institutional Class
Net Assets	$237,698,331	$26,079,217	$—	$—

Shares outstanding (unlimited shares authorized)	237,698,693	26,081,651	—	—

Net Asset Value per share	$1.00	$1.00	$—	$—

Select Class
Net Assets	$2,439,661,694	$1,005,502,787	$264,954,694	$413,691,504

Shares outstanding (unlimited shares authorized)	2,439,945,831	1,005,636,523	264,985,460	413,738,592

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Service Class
Net Assets	$689,698,111	$1,352,273,868	$18,202	$79,316,148

Shares outstanding (unlimited shares authorized)	689,739,084	1,352,268,368	18,202	79,363,561

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

19

STATEMENTS OF OPERATIONS

Year Ended April 30, 2015	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
INVESTMENT INCOME:

Interest	$5,462,654	$3,458,754	$528,389	$286,963

TOTAL INVESTMENT INCOME	5,462,654	3,458,754	528,389	286,963

EXPENSES:

Investment advisory fee	14,775,935	16,568,494	3,579,435	2,047,248

Administrative personnel and services fee	1,115,351	1,251,365	270,496	154,632

Portfolio accounting and administration fees	1,037,905	1,156,871	258,769	160,294

Transfer and dividend disbursing agent fees and expenses	185,255	2,128	4,887	28,608

Custodian fees	100,930	106,415	26,855	13,222

Trustees’ fees	33,067	33,067	33,066	33,067

Professional fees	54,897	55,064	50,854	50,656

Distribution services fee—Administrative Class	927,147	4,615,609	1,521,378	106,492

Distribution services fee—Service Class	1,916,873	3,128,743	18	183,308

Shareholder services fee— Administrative Class	927,147	4,615,609	1,521,378	106,492

Shareholder services fee— Select Class	5,964,192	2,523,931	715,746	989,727

Shareholder services fee— Service Class	1,915,395	3,128,743	18	183,308

Share registration costs	53,656	50,106	32,223	39,619

Printing and postage	161,508	17,148	9,793	21,969

Miscellaneous	193,457	220,401	72,682	36,057

TOTAL EXPENSES	29,362,715	37,473,694	8,097,598	4,154,699

WAIVERS AND REIMBURSEMENTS:

Waiver/reimbursement by investment advisor	(12,710,152)	(16,417,948)	(3,811,144)	(2,349,082)

Waiver of distribution services fee—Administrative Class	(927,147)	(4,615,609)	(1,521,378)	(106,492)

Waiver of distribution services fee—Service Class	(1,916,873)	(3,128,743)	(18)	(183,308)

Waiver of shareholder services fee—Administrative Class	(927,147)	(4,615,609)	(1,521,378)	(106,492)

Waiver of shareholder services fee—Select Class	(5,964,192)	(2,523,931)	(715,746)	(989,727)

Waiver of shareholder services fee—Service Class	(1,898,954)	(3,128,743)	(18)	(183,308)

TOTAL WAIVERS AND REIMBURSEMENTS	(24,344,465)	(34,430,583)	(7,569,682)	(3,918,409)

Net expenses	5,018,250	3,043,111	527,916	236,290

Net investment income	444,404	415,643	473	50,673

REALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	12,180	4,315	415	—

Net realized gain (loss) on investments	12,180	4,315	415	—

Change in net assets resulting from operations	$456,584	$419,958	$888	$50,673

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

20

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income	$444,404	$416,762	$415,643	$417,767
Net realized gain (loss) on investments	12,180	(14,015)	4,315	(28,877)

Change in net assets resulting from operations	456,584	402,747	419,958	388,890

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(46,265)	(45,905)	(184,789)	(185,305)
Institutional Class	(24,467)	(6,629)	(3,473)	(3,738)
Select Class	(295,729)	(292,357)	(101,403)	(104,360)
Service Class	(76,769)	(90,184)	(125,210)	(115,104)
Distributions from net realized gain on investments
Administrative Class	—	(1,571)	—	(270)
Institutional Class	—	(230)	—	(3)
Select Class	—	(10,003)	—	(140)
Service Class	—	(3,844)	—	(161)

Change in net assets resulting from distributions to shareholders	(443,230)	(450,723)	(414,875)	(409,081)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	995,503,689	1,178,548,867	3,877,501,399	3,392,363,513
Institutional Class	1,060,689,984	424,008,347	37,157,622	81,575,282
Select Class	3,974,173,345	3,558,656,581	1,928,110,623	1,701,057,367
Service Class	2,639,297,327	2,787,041,927	2,761,898,754	2,235,776,360
Distributions reinvested
Administrative Class	20	13	5,209	4,115
Institutional Class	1,679	2,516	1,161	984
Select Class	51,805	49,715	1,117	1,539
Service Class	40,704	41,519	7,232	5,608
Cost of shares redeemed
Administrative Class	(968,605,086)	(1,235,605,494)	(3,994,684,719)	(3,604,090,252)
Institutional Class	(869,855,406)	(408,203,963)	(94,675,053)	(23,664,121)
Select Class	(3,847,371,614)	(3,773,941,923)	(1,811,768,074)	(1,976,283,004)
Service Class	(2,693,246,232)	(2,873,018,706)	(2,781,129,145)	(1,995,587,392)

Change in net assets resulting from share transactions	290,680,215	(342,420,601)	(77,573,874)	(188,840,001)

Change in net assets	290,693,569	(342,468,577)	(77,568,791)	(188,860,192)
NET ASSETS:
Beginning of year	3,428,959,087	3,771,427,664	4,017,710,950	4,206,571,142

End of year	$3,719,652,656	$3,428,959,087	$3,940,142,159	$4,017,710,950

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,022)	$(2,196)	$1,636	$868

ANNUAL REPORT / April 30, 2015

21

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	995,503,689	1,178,548,867	3,877,501,399	3,392,363,513
Institutional Class	1,060,689,984	424,008,347	37,157,622	81,575,282
Select Class	3,974,173,345	3,558,656,581	1,928,110,623	1,701,057,367
Service Class	2,639,297,327	2,787,041,927	2,761,898,754	2,235,776,360
Distributions reinvested
Administrative Class	20	13	5,209	4,115
Institutional Class	1,679	2,516	1,161	984
Select Class	51,805	49,715	1,117	1,539
Service Class	40,704	41,519	7,232	5,608
Shares redeemed
Administrative Class	(968,605,086)	(1,235,605,494)	(3,994,684,719)	(3,604,090,252)
Institutional Class	(869,855,406)	(408,203,963)	(94,675,053)	(23,664,121)
Select Class	(3,847,371,614)	(3,773,941,923)	(1,811,768,074)	(1,976,283,004)
Service Class	(2,693,246,232)	(2,873,018,706)	(2,781,129,145)	(1,995,587,392)

Net change in shares outstanding	290,680,215	(342,420,601)	(77,573,874)	(188,840,001)

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

22

	Wilmington U.S. Treasury Money Market Fund		Wilmington Tax-Exempt Money Market Fund

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income	$473	$70,860	$50,673	$51,801
Net realized gain (loss) on investments	415	(35,667)	—	—

Change in net assets resulting from operations	888	35,193	50,673	51,801

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(845)	(49,725)	(4,262)	(4,701)
Select Class	(381)	(24,964)	(39,332)	(43,717)
Service Class	—	(775)	(7,329)	(7,768)

Change in net assets resulting from distributions to shareholders	(1,226)	(75,464)	(50,923)	(56,186)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,224,054,650	1,381,133,464	45,149,714	53,056,531
Select Class	839,334,028	1,042,795,413	474,676,458	458,963,075
Service Class	12,201	14,073,657	135,589,560	145,781,542
Distributions reinvested
Administrative Class	4	64	—	—
Select Class	139	4,664	666	555
Service Class	—	—	7,453	6,966
Cost of shares redeemed
Administrative Class	(1,374,942,422)	(1,425,848,702)	(42,427,934)	(51,777,880)
Select Class	(888,754,034)	(1,114,987,122)	(482,564,643)	(443,767,538)
Service Class	—	(24,102,195)	(130,989,192)	(128,504,675)

Change in net assets resulting from share transactions	(200,295,434)	(126,930,757)	(557,918)	33,758,576

Change in net assets	(200,295,772)	(126,971,028)	(558,168)	33,754,191
NET ASSETS:
Beginning of year	1,096,740,444	1,223,711,472	536,249,560	502,495,369

End of year	$896,444,672	$1,096,740,444	$535,691,392	$536,249,560

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$449	$1,202	$(259)	$(9)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,224,054,650	1,381,133,464	45,149,714	53,056,531
Select Class	839,334,028	1,042,795,413	474,676,458	458,963,075
Service Class	12,201	14,073,657	135,589,560	145,781,542
Distributions reinvested
Administrative Class	4	64	—	—
Select Class	139	4,664	666	555
Service Class	—	—	7,453	6,966
Shares redeemed
Administrative Class	(1,374,942,422)	(1,425,848,702)	(42,427,934)	(51,777,880)
Select Class	(888,754,034)	(1,114,987,122)	(482,564,643)	(443,767,538)
Service Class	—	(24,102,195)	(130,989,192)	(128,504,675)

Net change in shares outstanding	(200,295,434)	(126,930,757)	(557,918)	33,758,576

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

23

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND

ADMINISTRATIVE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.0	00	$1.0	00	$1.0	00	$1.0	00	$1.0	00
Income (Loss) From Operations:
Net Investment Income	0.0	00(a)	0.0	00(a)	0.0	00(a)	0.0	00(a)	0.0	00(a)
Net Realized Gain (Loss) on Investments	0.0	00(a)	0.0	00(a)	0.0	00(a)	0.0	00(a)		—
Total Income (Loss) From Operations	0.0	00	0.0	00	0.0	00	0.0	00	0.0	00
Less Distributions From:
Net Investment Income	(0.0	00)(a)	(0.0	00)(a)	(0.0	00)(a)	(0.0	00)(a)	(0.0	00)(a)
Total Distributions	(0.0	00)	(0.0	00)	(0.0	00)	(0.0	00)	(0.0	00)
Net Asset Value, End of Year	$1.0	00	$1.0	00	$1.0	00	$1.0	00	$1.0	00

Total Return(b)	0.	01%	0.	01%	0.	03%	0.	03%	0.	04%
Net Assets, End of Year (000’s)	$352,5	95	$325,6	96	$382,7	57	$464,7	21	$416,3	87
Ratios to Average Net Assets
Gross Expense	0.	98%	0.	98%	0.	97%	0.	80%	0.	75%
Net Expenses(c)	0.	14%	0.	13%	0.	17%	0.	16%	0.	25%
Net Investment Income	0.	01%	0.	01%	0.	03%	0.	02%	0.	04%

INSTITUTIONAL CLASS	2015		2014		2013		2012(d)

Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)
Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.03%		0.01%
Net Assets, End of Period (000’s)	$237,698		$46,861		$31,056		$42,072
Ratios to Average Net Assets
Gross Expense	0.48%		0.48%		0.47%		0.46	%(e)
Net Expenses(c)	0.14%		0.13%		0.17%		0.16	%(e)
Net Investment Income	0.01%		0.01%		0.03%		0.04	%(e)

SELECT CLASS	2015		2014		2013		2012		2011

Net Asset Value, Beginning of Year	$1.0	00	$1.0	00	$1.0	00	$1.0	00	$1.0	00
Income (Loss) From Operations:
Net Investment Income	0.0	00(a)	0.0	00(a)	0.0	00(a)	0.0	00(a)	0.0	00(a)
Net Realized Gain (Loss) on Investments	0.0	00(a)	0.0	00(a)	0.0	00(a)	0.0	00(a)		—
Total Income (Loss) From Operations	0.0	00	0.0	00	0.0	00	0.0	00	0.0	00
Less Distributions From:
Net Investment Income	(0.0	00)(a)	(0.0	00)(a)	(0.0	00)(a)	(0.0	00)(a)	(0.0	00)(a)
Total Distributions	(0.0	00)	(0.0	00)	(0.0	00)	(0.0	00)	(0.0	00)
Net Asset Value, End of Year	$1.0	00	$1.0	00	$1.0	00	$1.0	00	$1.0	00

Total Return(b)	0.	01%	0.	01%	0.	03%	0.	02%	0.	01%
Net Assets, End of Year (000’s)	$2,439,6	62	$2,312,8	00	$2,528,0	68	$2,424,7	83	$345,9	31
Ratios to Average Net Assets
Gross Expense	0.	73%	0.	73%	0.	72%	0.	73%	0.	75%
Net Expenses(c)	0.	14%	0.	13%	0.	17%	0.	16%	0.	28%
Net Investment Income	0.	01%	0.	01%	0.	03%	0.	03%	0.	01%

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS

24

WILMINGTON PRIME MONEY MARKET FUND (continued)

SERVICE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$689,698		$743,602		$829,547		$779,543		$217,836
Ratios to Average Net Assets
Gross Expense	0.98%		0.98%		0.96%		0.98%		1.00%
Net Expenses(c)	0.14%		0.14%		0.19%		0.18%		0.28%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  The investment manager and other service providers voluntarily waived a portion of their fees.

(d)  Reflects investment operations for the period from March 12, 2012 to April 30, 2012.

(e)  Annualized for periods less than one year.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

25

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		—		(0.000	)(a)
Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,556,286		$1,673,462		$1,885,193		$1,801,115		$1,493,139
Ratios to Average Net Assets
Gross Expense	0.97%		0.97%		0.96%		0.79%		0.73%
Net Expenses(c)	0.07%		0.08%		0.15%		0.12%		0.25%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%
INSTITUTIONAL CLASS	2015		2014		2013		2012(d)
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)
Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.00%
Net Assets, End of Period (000’s)	$26,079		$83,595		$25,683		$85,322
Ratios to Average Net Assets
Gross Expense	0.47%		0.47%		0.46%		0.46	%(e)
Net Expenses(c)	0.07%		0.08%		0.15%		0.13	%(e)
Net Investment Income	0.01%		0.01%		0.01%		0.01	%(e)
SELECT CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		—		(0.000	)(a)
Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,005,503		$889,158		$1,164,388		$1,213,146		$355,506
Ratios to Average Net Assets
Gross Expense	0.72%		0.72%		0.71%		0.72%		0.74%
Net Expenses(c)	0.07%		0.08%		0.15%		0.12%		0.26%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS

26

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

SERVICE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Return of Capital	—		—		—		—		(0.000	)(a)
Total Distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,352,274		$1,371,495		$1,131,306		$873,278		$35,561
Ratios to Average Net Assets
Gross Expense	0.97%		0.97%		0.96%		0.97%		0.98%
Net Expenses(c)	0.07%		0.08%		0.14%		0.13%		0.25%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  The investment manager and other service providers voluntarily waived a portion of their fees.

(d)  Reflects investment operations for the period from March 12, 2012 to April 30, 2012.

(e)  Annualized for periods less than one year.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

27

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.00	%(c)	0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$631,472		$782,360		$827,103		$909,306		$676,070
Ratios to Average Net Assets
Gross Expense	0.98%		0.97%		0.97%		0.80%		0.74%
Net Expenses(d)	0.06%		0.06%		0.14%		0.06%		0.16%
Net Investment Income	0.00	%(c)	0.01%		0.01%		0.01%		0.01%
SELECT CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.00	%(c)	0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$264,955		$314,375		$386,574		$210,231		$71,929
Ratios to Average Net Assets
Gross Expense	0.74%		0.72%		0.73%		0.73%		0.74%
Net Expenses(d)	0.06%		0.06%		0.14%		0.06%		0.17%
Net Investment Income	0.00	%(c)	0.01%		0.01%		0.01%		0.01%
SERVICE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.00	%(c)	0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$18		$6		$10,034		$8,909		$10,627
Ratios to Average Net Assets
Gross Expense	0.99%		0.97%		0.97%		0.99%		0.99%
Net Expenses(d)	0.06%		0.06%		0.14%		0.06%		0.16%
Net Investment Income	0.00	%(c)	0.01%		0.01%		0.01%		0.01%

(a) Represents less than $0.001.

(b) Total returns for periods of less than one year, if any, are not annualized.

(c) Represents less than 0.01%.

(d) The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)

28

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

ADMINISTRATIVE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	—		—		—		0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.03%
Net Assets, End of Year (000’s)	$42,684		$39,962		$38,684		$41,513		$33,322
Ratios to Average Net Assets
Gross Expense	1.01%		1.00%		0.99%		0.87%		0.83%
Net Expenses(c)	0.05%		0.09%		0.16%		0.23%		0.39%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.03%
SELECT CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	—		—		—		0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	0.000	(a)	0.000	(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.03%
Net Assets, End of Year (000’s)	$413,692		$421,579		$406,386		$362,551		$108,802
Ratios to Average Net Assets
Gross Expense	0.76%		0.75%		0.74%		0.77%		0.83%
Net Expenses(c)	0.05%		0.09%		0.15%		0.23%		0.39%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.03%
SERVICE CLASS	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	—		—		—		0.000	(a)	—
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$79,316		$74,708		$57,425		$57,379		$11,779
Ratios to Average Net Assets
Gross Expense	1.01%		1.00%		0.99%		1.02%		1.08%
Net Expenses(c)	0.05%		0.09%		0.16%		0.23%		0.41%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

(a) Represents less than $0.001.

(b) Total returns for periods of less than one year, if any, are not annualized.

(c) The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

29

NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2015

1.    ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 19 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 15 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Prime Money Market Fund (“Prime Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASU”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (“NAV”) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the NYSE is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2015, there were no transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

30

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At April 30, 2015, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Prime Money Market Fund
Credit Suisse First Boston LLC,	$ 83,000,000	$ 83,000,000	$—	$—
Deutsche Bank Securities, Inc.,	65,000,000	65,000,000	—	—
TD Securities, Inc.,	25,000,000	25,000,000	—	—
TD Securities, Inc.,	50,000,000	50,000,000	—	—
	$223,000,000	$223,000,000	$—	$—
U.S. Government Money Market Fund
Credit Suisse First Boston LLC	$ 56,000,000	$ 56,000,000	$—	$—
Deutsche Bank Securities, Inc.	25,000,000	25,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	80,000,000	80,000,000	—	—
TD Securities, Inc.	100,000,000	100,000,000	—	—
TD Securities, Inc.	50,000,000	50,000,000	—	—
	$311,000,000	$311,000,000	$—	$—
U.S. Treasury Money Market Fund
Credit Suisse First Boston LLC	$ 39,000,000	$ 39,000,000	$—	$—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,000,000	50,000,000	—	—
	$ 89,000,000	$ 89,000,000	$—	$—

(1)Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2015, the Funds did not incur any interest or penalties.

ANNUAL REPORT / April 30, 2015

31

NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales.

3.    FEDERAL TAX INFORMATION

As of April 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2014, 2013, and 2012, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The tax character of distributions for the corresponding fiscal years as reported on the Statements of Changes in Net Assets were as follows:

		2015			2014
	Ordinary	Tax-Exempt	Long-Term	Ordinary	Tax-Exempt	Long-Term
Fund	Income*	Income	Capital Gains	Income*	Income	Capital Gains

Prime Money Market Fund	$443,230	$—	$—	$450,723	$—	$—
U.S. Government Money Market Fund	414,875	—	—	409,081	—	—
U.S. Treasury Money Market Fund	1,226	—	—	75,464	—	—
Tax-Exempt Money Market Fund	576	50,347	—	624	55,562	—

*    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Other	Unrealized	Capital Loss
	Undistributed	Long-Term	Timing	Appreciation	Carryforwards
Fund	Ordinary Income	Capital Gains	Differences	(Depreciation)	and Deferrals

Prime Money Market Fund	$48,650	$—	$(49,672)	$—	$ (1,836)
U.S. Government Money Market Fund	34,451	—	(32,815)	—	(24,562)
U.S. Treasury Money Market Fund	449	—	—	—	(35,252)
Tax-Exempt Money Market Fund	4,100	—	(4,359)	—	(72,058)

At April 30, 2015, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

				Short-Term	Total Capital
	Capital Loss Available Through			Post-Effective	Loss
Fund	2016	2017	2018	No Expiration	Carryforwards

Prime Money Market Fund	$ —	$ —	$ —	$ 1,836	$ 1,836
U.S. Government Money Market Fund	—	—	—	24,562	24,562
U.S. Treasury Money Market Fund	—	—	—	35,252	35,252
Tax-Exempt Money Market Fund	6,657	63,251	2,115	35	72,058

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2015, the Funds had no Post-October or Late Year losses to defer.

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

32

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2015:

Capital Loss
Carryforwards
Fund	Utilized

Prime Money Market Fund	$12,180
U.S. Government Money Market Fund	4,315
U.S. Treasury Money Market Fund	415

4.    ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Advisory Fee
Fund	Annual Rate

Prime Money Market Fund	0.40%
U.S. Government Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%
Tax-Exempt Money Market Fund	0.40%

WFMC has voluntarily agreed to reduce its advisory fee and/or reimburse each of the Fund’s operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield for each share class of the Funds at or above 0.00%. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice. WFMC will not recoup previously waived fees/expenses in subsequent years.

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	On the first $5 billion
	0.030%	On the next $2 billion
	0.025%	On the next $3 billion
	0.018%	On assets in excess of $10 billion
BNYM	0.0285%	On the first $500 million
	0.0280%	On the next $500 million
	0.0275%	On assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2015, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, no affiliates of the Advisor received these fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. and Traders Trust Company (together, “M&T”) affiliates of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

ANNUAL REPORT / April 30, 2015

33

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended April 30, 2015, M&T received a portion of the fees paid by the following Funds which are listed below:

Shareholder Services
Fund	Fee

Prime Money Market Fund	$16,363

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.    LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. The LOC was in effect for the entire fiscal year and the termination date of this LOC is March 9, 2016. The Funds did not utilize the LOC during the year ended April 30, 2015.

6.    MONEY MARKET REFORM

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally changes the way that certain money market funds will be required to operate. These amendments are generally not effective until 2016, but when implemented will affect the Funds’ operations and may affect the Funds’ return potential. The intent of the increased regulations is to improve transparency and to prevent a run on money market fund assets during times of financial crisis in the markets. Some of the highlights of the changes include mandating that certain money market funds move to a floating NAV, the ability of the funds to impose gates and redemption fees, and the requirement for additional disclosure on money market fund websites.

7.    SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2015 / ANNUAL REPORT

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund (four of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund (four of the series constituting the Wilmington Funds) at April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2015

ANNUAL REPORT / April 30, 2015

35

BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 19 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations for past five years and Other Directorships Held
R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: Senior Vice President, Chief Investment Strategist and Chief Client Officer of WTIA and WFMC.

Other Directorships Held: Director, WTIA (1/14 to present); Director, WFMC (1/14 to present).

Previous Positions: President of WTIA (1/12 to 1/14); President of Wilmington Trust Investment Management (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WFMC. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

April 30, 2015 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

36

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations for past five years and Other Directorships
Nicholas A. Giordano Birth date: 3/43 CHAIRMAN AND TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth date: 7/34 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Girard Capital (broker-dealer) (1/10 to present); Chairman, R.B. Seidel & Associates (consultants) (2014 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2015 (unaudited)

37

BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions
Christopher D. Randall Birth year: 1965 PRESIDENT Began serving: September 2014

Principal Occupations: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc.; President of Wilmington Trust Investment Management, LLC; Director of Wilmington Funds Management Corporation; Senior Vice President of M&T Bank.

Previous Positions: Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011)

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006-2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).
Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

April 30, 2015 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

38

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions
Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2015 (unaudited)

39

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2015 / ANNUAL REPORT

40

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

 We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

 We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

 We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

 We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

 We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2015

41

•	Information or data entered into a website will be retained.
•

 Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

 We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2015 / ANNUAL REPORT

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WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-MM-0415

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON
TRUST

April 30, 2015

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (formerly known as Wilmington Short-Term Corporate Bond Fund) (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

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i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2014, through April 30, 2015. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

Economic reports painted an ambiguous picture of the U.S economy. The gross domestic product (GDP) expanded at a very strong annualized rate in the 2nd and 3rd quarters of 2014 (+4.6% and +5.0%, respectively), but cooled off in the 4th quarter of 2014, recording a more modest 2.2% increase and posting a 0.7% decline in the 1st quarter of 2015.i

ihttp://www.bea.gov/index.htm

The headwinds responsible for this slowdown in economic growth were manifold. A dock worker strike at West Coast ports, a strong U.S. dollar (and its concomitant drag on exports), sliding oil prices, and an unusually harsh winter all conspired to sap the building economic momentum.

Despite the uneven GDP performance, the employment situation steadily improved. Unemployment, which stood at 6.3% in May 2014, fell by nearly a full percentage point to 5.4% by April 2015, placing it in the range of what the Federal Reserve (the “Fed”) has come to view as “full employment.”ii

iihttp://data.bls.gov/timeseries/LNS14000000

While the unemployment picture brightened, the labor force participation rate remained unchanged at 62.8%.iii This rate is at a historical low and has shown little sign of bouncing back to pre-recession levels.

iiihttp://data.bls.gov/timeseries/LNS11300000

Oil prices went on a wild ride, with West Texas Intermediate (WTI) crude falling nearly 60% in value, from its $107.95 per barrel peak in June 2014 to a low of $43.39 on March 17th. Prices staged a partial recovery, rising to $59.62 by the end of April 2015.iv

ivhttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

Though it might seem that declining oil prices would be a boost to the economy given their positive impact on corporate earnings and consumer spending, the short-term effect was negative as oil-related companies ratcheted back their spending on capital goods. The expected boost from consumer spending was muted as individuals chose to reduce debt with the savings accrued from lower gas prices, or adopt a wait-and-see attitude over whether lower prices would persist.

The Bond Markets

The bond market weathered the end of quantitative easing1 and performed well amid the persistent uncertainty of a hike in short-term rates by the Fed. While the path of the 10-year Treasury rate was a bit erratic, the direction was generally lower. The yield on the 10-year note, which was 2.65% at the start of the Trust’s fiscal year, fell to 2.03% by April 30, 2015, after spending a substantial amount of time under 2% during the first quarter of 2015.v

vhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2015

The Barclays U.S. Aggregate Index2 returned 4.46% for the 12-month period ended April 30, 2015, powered by an increase of 15.06% in the Barclays U.S. Long Government Bond Index3.

Municipal bonds also turned in a good year, with the S&P Municipal Bond Intermediate Index4 gaining 3.94%.

The Barclays U.S. Corporate High Yield Bond Index5, which returned a paltry 2.58%, was hampered by oil-related high yield bonds, which suffered as oil prices sagged.

Investors will be awaiting Fed interest rate policy actions in the latter half of 2015. The Fed has signaled that it wishes to begin the process of normalizing monetary policy yet how the capital markets will react remains an open question.

PRESIDENT’S MESSAGE / April 30, 2015(unaudited)

ii

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain Barclays indices performed as follows6:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[7]	Barclays U.S. Mortgage- Backed Securities Index[8]	Barclays U.S. Credit Bond Index[9]	Barclays Municipal Bond Index[10]
4.46%	4.23%	4.61%	4.87%	4.80%

The Stock Markets

The current bull market in stocks entered its seventh year. Though economic growth and corporate earnings deserve their fair share of the credit for this extended stock rally, the Federal Reserve policies of quantitative easing and low rates have provided substantial support to stock prices during this time.

With the end to quantitative easing in the 4th quarter of 2014, the markets remained fixated on when the Fed might raise short-term rates. The mixed signals that each new economic report sent about the underlying strength of the economy was enough for the Fed to postpone a rate hike into the 2nd half of 2015, helping the markets record solid gains during the Trust’s fiscal year period.

Through the period May 1, 2014 to April 30, 2015, the S&P 500 index11 jumped 12.98%, the S&P MidCap 400 Index12 rose 12.28% and the S&P SmallCap 600 Index13 turned in a gain of 9.24%.

While smaller-cap stocks underperformed for the full 12-month period, they raced ahead of large-cap stocks in the latter part of the period, aided, in part, by a lower exposure to foreign markets, which has become challenging to large companies because of the strengthening U.S. dollar.

Growth stocks proved to be far better performers than value stocks, as evidenced by the return gap between the S&P 500 Growth Index14 (+16.32%) and the S&P 500 Value Index15 (+9.43%). This return disparity was also evident in the mid-cap and small-cap sectors which, while not as wide, were on the order of 400 basis points (4.0%).

The U.S. markets were driven by the healthcare (+25.12%), information technology (+20.53%) and consumer discretionary (+19.84%) sectors. The only sector to lose ground was energy, which declined 9.84%. Real estate also enjoyed a strong year, as reflected in the +13.22% return in the FTSE NAREIT Equity REITs Index16.

International stocks trailed U.S. markets, with the MSCI EAFE (Net) Index17 netting a small gain of 1.66%. Overseas markets were hampered by weak economic growth and a tight credit environment. However, following the implementation by the European Central Bank (ECB) and the Bank of Japan (BOJ) of their own forms of quantitative easing, economic growth and investor enthusiasm for stocks picked up. In the three-month period, ending April 30, 2015, the MSCI EAFE Index turned positive, gaining 8.63%.

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[18]	NASDAQ Composite Index[19]	MSCI All Country World ex-US (Net) Index[20]
12.98%	10.11%	21.52%	2.63%

I want to thank you for your continued trust in allowing us to help you reach your important financial goals. We understand the profound responsibility you have placed with us in managing your investments. We work hard every day to ensure that we continue to deserve your confidence.

Sincerely,

Christopher D. Randall

President

May 29, 2015

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

April 30, 2015(unaudited) / PRESIDENT’S MESSAGE

iii

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Quantitative Easing (QE) is a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity loss.
2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate - to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
3.	Barclays U.S. Long Government Bond Index tracks the market for U.S. dollar-denominated, fixed rate, nominal U.S. Treasuries (with the exception of Federal Reserve holdings of U.S. Treasuries) and U.S. agency debentures (with the exception of those U.S. agency debentures held in the Federal Reserve SOMA account). To be included in this index, securities must have at least 10 years to final maturity.
4.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
5.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.
6.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
7.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
8.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
9.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
10.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
11.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
12.	The S&P MidCap 400 Index measures the mid cap segment of the U.S. equity market. To be included in the index, a stock must have a total market capitalization that ranges from roughly $750 million to $3.3 billion.
13.	The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The index is unmanaged and investments cannot be made directly in an index.
14.	The S&P 500 Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.
15.	The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.
16.	FTSE NAREIT Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
17.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.
18.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
19.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
20.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE / April 30, 2015(unaudited)

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1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 3.69%* for Class A Shares and 4.19%* for Class I Shares, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index**, which had a total return of 4.46%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 4.70%.

The bond market rebounded during the past fiscal year as intermediate and long-term interest rates moved lower in response to plummeting energy prices, a Federal Reserve (the “Fed”) that remains accommodative and a European Central Bank that implemented its own quantitative easing program. Shorter-term interest rates moved slightly higher as the market began to expect the Fed to start tightening monetary policy later this year. The corporate bond market underperformed as investors required higher risk premiums to accommodate another year of record supply.

Economic growth for the 12-month period ended March 31, 2015 improved to 3% as measured by the GDP (gross domestic product). The consumer continued to pull their weight as evidenced by another year of strong auto sales. What was remarkable about this growth rate was that it included the two best consecutive quarters of economic growth since 2003. GDP for the 2nd and 3rd quarters of 2014 was 4.6% and 5.0%, respectively. Once again the 1st quarter of 2015 was negatively impacted by harsh winter weather as GDP declined by 0.7%. We anticipate economic growth will pick up for the remainder of 2015 as the weather improves. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to a 15-year low and the unemployment rate has declined to 5.4%. Over the past several months, we have seen the manufacturing sector weaken as the stronger dollar has led to exported manufactured goods to be less competitive. The Institute for Supply Managements (ISM) surveys has weakened and industrial production has been shrinking.

Oil prices fell from a high of $107 per barrel to a low of $43.39 per barrel over the course of the fiscal year. The catalyst for the sharp decline was increased supply from U.S. oil producers and weaker demand as China and European economic growth slowed. The sharp decline of energy prices caused the Consumer Price Index (CPI) to fall -0.02% in the fiscal year. The less volatile core CPI, which excludes food and energy, increased by 1.8% this fiscal year. Wage growth also remains anemic, increasing at only a 2.2% annualized rate over the past year as there continues to be slack in the jobs market.

The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation and in response to European sovereign yields declining to all-time low yields and in some maturities fell to negative yields. The catalyst for the decline of European yields was the ECB’s implementation of a quantitative easing program, which is similar to what the Fed had initiated several years ago, to stimulate economic growth and fears of deflation in the Eurozone. The low European yields acted as a “magnet” to pull U.S. treasury yields lower. However, short-term U.S. yields moved higher over the course of the fiscal year in response to the Fed tapering its purchase of additional securities and their intention to begin raising short-term interest rates. The 10-Year U.S. Treasury yield at April 30 was 2.03%, down from 2.65% from the start of the fiscal year. The 2-Year U.S. Treasury yield rose only 0.16% during the same period to a yield of 0.57%.

The corporate bond market underperformed over the fiscal year as the energy sector severely underperformed as investors required higher risk premiums to compensate for the expectations of diminished earnings given the sharp decline in revenues associated with much lower oil prices. For the fiscal year, the corporate sector produced -124 basis points of excess return. The Energy portion of the corporate sector produced -465 basis points of excess return. In contrast, the Finance sector produced 10 basis points of excess return as the banks continue to see asset quality improve and capital levels increase. The average risk premium as measured by the Barclays U.S. Corporate Bond Index increased by 27 basis points to 128 basis points for the average investment grade bond over the past fiscal year. Also weighing on risk premiums was another year of record issuance as issuers looked to take advantage of the low interest rate environment.

The mortgage backed sector slightly outperformed, providing 3 basis points of excess return as the Fed continued to replace maturing mortgages and new supply was manageable given the tepid housing market.

Looking forward, we anticipate economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2015. We also anticipate inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates later this year.

The Fund’s underperformance can be attributed to our decision to remain overweight the corporate sector of the bond market which underperformed. Although we reduced our allocation last summer from a sector weighting and an average maturity perspective, we still remained overweight versus the benchmark. We also maintained an underweight to the mortgage backed sector versus the benchmark, while this sector provided slight outperformance. Our duration strategy of remaining slightly shorter than the benchmark’s duration had little impact on relative performance. Our yield curve strategy to maintain a benchmark weighting to the long end of the yield curve aided performance as the yield curve flattened and this portion of the yield curve outperformed the shorter end of the yield curve.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.96%, adjusted

ANNUAL REPORT / April 30, 2015 (unaudited)

2

for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2015 (unaudited) / ANNUAL REPORT

3

WILMINGTON BROAD MARKET BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Broad Market Bond Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

 Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-0.96%
5 Years	3.15%
10 Years	3.80%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.12%
After Waivers	0.90%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2015 (unaudited)

4

WILMINGTON BROAD MARKET BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Broad Market Bond Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital Aggregate Bond Index (“BCAB”).2

 Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	4.19%
5 Years	4.47%
10 Years	4.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.87%
After Waivers	0.55%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited) / ANNUAL REPORT

5

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 2.14%* for Class A Shares, and 2.57%* for Class I Shares, versus its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index**, which had a total return of 3.02% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 1.66%.

The bond market rebounded during the past fiscal year as intermediate and long-term interest rates moved lower in response to plummeting energy prices, a Federal Reserve (the “Fed”) that remains accommodative and a European Central Bank that implemented its own quantitative easing program. Shorter-term interest rates moved slightly higher as the market began to expect the Fed to start tightening monetary policy later this year. The corporate bond market underperformed as investors required higher risk premiums to accommodate another year of record supply.

Economic growth for the 12-month period ended March 31, 2015 improved to 3% as measured by the GDP (gross domestic product). The consumer continued to pull their weight as evidenced by another year of strong auto sales. What was remarkable about this growth rate was that it included the two best consecutive quarters of economic growth since 2003. GDP for the 2nd and 3rd quarters of 2014 was 4.6% and 5.0%, respectively. Once again the 1st quarter of 2015 was negatively impacted by harsh winter weather as GDP only declined by 0.7%. We anticipate economic growth will pick up for the remainder of 2015 as the weather improves. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to a 15-year low and the unemployment rate has declined to 5.4%. Over the past several months, we have seen the manufacturing sector weaken as the stronger dollar has led to exported manufactured goods to be less competitive. The Institute for Supply Managements (ISM) surveys has weakened and industrial production has been shrinking.

Oil prices fell from a high of $107 per barrel to a low of $43.39 per barrel over the course of the fiscal year. The catalyst for the sharp decline was increased supply from U.S. oil producers and weaker demand as China and European economic growth slowed. The sharp decline of energy prices caused the Consumer Price Index (CPI) to fall -0.2% in the fiscal year. The less volatile core CPI, which excludes food and energy, increased by 1.8% this fiscal year. Wage growth also remains anemic, increasing at only a 2.2% annualized rate over the past year as there continues to be slack in the jobs market.

The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation and in response to European sovereign yields declining to all-time low yields and in some maturities fell to negative yields. The catalyst for the decline of European yields was the ECB’s implementation of a quantitative easing program, which is similar to what the Fed had initiated several years ago, to stimulate economic growth and fears of deflation in the Eurozone. The low European yields acted as a “magnet” to pull U.S. treasury yields lower. However, short-term U.S. yields moved higher over the course of the fiscal year in response to the Fed tapering its purchase of additional securities and their intention to begin raising short-term interest rates. The 10-Year U.S. Treasury yield at April 30 was 2.03%, down from 2.65% from the start of the fiscal year. The 2-Year U.S. Treasury yield rose only 0.16% during the same period to a yield of 0.57%.

The corporate bond market underperformed over the fiscal year as the energy sector severely underperformed as investors required higher risk premiums to compensate for the expectations of diminished earnings given the sharp decline in revenues associated with much lower oil prices. For the fiscal year, the corporate sector produced -124 basis points of excess return. The Energy portion of the corporate sector produced -465 basis points of excess return. In contrast, the Finance sector produced 10 basis points of excess return as the banks continue to see asset quality improve and capital levels increase. The average risk premium as measured by the Barclays U.S. Corporate Bond Index increased by 27 basis points to 128 basis points for the average investment grade bond over the past fiscal year. Also weighing on risk premiums was another year of record issuance as issuers looked to take advantage of the low interest rate environment.

The mortgage backed sector slightly outperformed, providing 3 basis points of excess return as the Fed continued to replace maturing mortgages and new supply was manageable given the tepid housing market.

Looking forward, we anticipate economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2015. We also expect inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates later this year.

The underperformance of the Fund relative to the benchmark can partially be attributed to the Fund’s overweight position in corporate bonds. Although exposure to credit was reduced during the fiscal year, the Fund maintained a higher allocation to credit than the benchmark index. For the fiscal year, the corporate sector produced -124 basis points of excess return. The option adjusted spread of the Barclays U.S. Corporate Bond Index increased by 27 basis points to 128 basis points over the same time period. In addition, Fund performance was negatively impacted by the significant decline in long-term U.S. Treasury yields. The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to European sovereign yields declining to all-time low yields. The 10-year U.S. Treasury yield at April 30 was 2.03%, down from 2.65% from the start of the fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The

ANNUAL REPORT / April 30, 2015 (unaudited)

6

total return for Class A Shares was -2.49%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

The Barclays Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U. S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

The Barclays U.S. Credit Index comprises the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2015 (unaudited) / ANNUAL REPORT

7

WILMINGTON INTERMEDIATE-TERM BOND FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Intermediate-Term Bond Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”).2

 Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-2.49%
5 Years	2.06%
10 Years	3.77%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.11%
After Waivers	0.88%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCIGC assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30,2015 (unaudited)

8

WILMINGTON INTERMEDIATE-TERM BOND FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Intermediate-Term Bond Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”).2

 Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	2.57%
5 Years	3.36%
10 Years	4.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.86%
After Waivers	0.53%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCIGC assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited) / ANNUAL REPORT

9

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Short-Term Bond Fund (the “Fund”) had a total return of 0.51%* for Class A Shares and 0.76%* for Class I Shares, versus its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 1.05%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 0.82%.

The bond market rebounded during the past fiscal year as intermediate and long-term interest rates moved lower in response to plummeting energy prices, a Federal Reserve (the “Fed”) that remains accommodative and a European Central Bank that implemented its own quantitative easing program. Shorter-term interest rates moved slightly higher as the market began to expect the Fed to start tightening monetary policy later this year. The corporate bond market underperformed as investors required higher risk premiums to accommodate another year of record supply.

Economic growth for the 12-month period ended March 31, 2015 improved to 3% as measured by the GDP (gross domestic product). The consumer continued to pull their weight as evidenced by another year of strong auto sales. What was remarkable about this growth rate was that it included the two best consecutive quarters of economic growth since 2003. GDP for the 2nd and 3rd quarters of 2014 was 4.6% and 5.0%, respectively. Once again the 1st quarter of 2015 was negatively impacted by harsh winter weather as GDP declined by 0.7%. We anticipate economic growth will pick up for the remainder of 2015 as the weather improves. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to a 15-year low and the unemployment rate has declined to 5.4%. Over the past several months, we have seen the manufacturing sector weaken as the stronger dollar has led to exported manufactured goods to be less competitive. The Institute for Supply Managements (ISM) surveys has weakened and industrial production has been shrinking.

Oil prices fell from a high of $107 per barrel to a low of $43.39 per barrel over the course of the fiscal year. The catalyst for the sharp decline was increased supply from U.S. oil producers and weaker demand as China and European economic growth slowed. The sharp decline of energy prices caused the Consumer Price Index (CPI) to fall -0.2% in the fiscal year. The less volatile core CPI, which excludes food and energy, increased by 1.8% this fiscal year. Wage growth also remains anemic, increasing at only a 2.2% annualized rate over the past year as there continues to be slack in the jobs market.

The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation and in response to European sovereign yields declining to all-time low yields and in some maturities fell to negative yields. The catalyst for the decline of European yields was the ECB’s implementation of a quantitative easing program, which is similar to what the Fed had initiated several years ago to stimulate economic growth and fears of deflation in the Eurozone. The low European yields acted as a “magnet” to pull U.S. treasury yields lower. However, short-term U.S. yields moved higher over the course of the fiscal year in response to the Fed tapering its purchase of additional securities and their intention to begin raising short-term interest rates. The 10-Year U.S. Treasury yield at April 30 was 2.03%, down from 2.65% from the start of the fiscal year. The 2-Year U.S. Treasury yield rose only 0.16% during the same period to a yield of 0.57%.

The corporate bond market underperformed over the fiscal year as the energy sector severely underperformed as investors required higher risk premiums to compensate for the expectations of diminished earnings given the sharp decline in revenues associated with much lower oil prices. For the fiscal year, the corporate sector produced -124 basis points of excess return. The Energy portion of the corporate sector produced -465 basis points of excess return. In contrast, the Finance sector produced 10 basis points of excess return as the banks continue to see asset quality improve and capital levels increase. The average risk premium as measured by the Barclays U.S. Corporate Bond Index increased by 27 basis points to 128 basis points for the average investment grade bond over the past fiscal year. Also weighing on risk premiums was another year of record issuance as issuers looked to take advantage of the low interest rate environment.

The mortgage backed sector slightly outperformed, providing 3 basis points of excess return as the Fed continued to replace maturing mortgages and new supply was manageable given the tepid housing market.

Looking forward, we anticipate economic growth to pick up from the weather induced slowdown of the quarter ended March 31, 2015. We also anticipate inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates later this year.

Given this economic backdrop and continued low yield environment, the Fund sought higher yielding opportunities within the investment grade corporate bond sector. The Fund continued to have a high allocation to the finance sector versus the industrial and utility sectors relative to the Fund’s benchmark. This overweight was initiated given our expectation that the finance sector would revert to trading more expensively than its industrial counterpart; a trend that we viewed temporarily broken after the financial crisis. The Fund’s overweight in the finance sector was expressed by allocations to regional banks, insurance companies, and REITs. The Fund continued to be overweight bonds with maturities greater than three years as well as overweight investment grade floating rate notes (FRNs), anticipating a flatter yield curve. The Fund continued to be underweight the two year portion of the yield curve. This activity resulted in a “barbelled” portfolio structure. The Fund’s overweight in higher yielding corporates as well as the “barbelled” portfolio structure aided its relative performance. Over the course of the year, the Fund maintained a duration posture that was slightly shorter versus the benchmark index, as we anticipated a higher interest rate environment. Going forward we anticipate a higher interest rate environment as well as a flatter yield curve. Therefore, we expect to continue to increase our allocation to FRNs, as well as to position the Fund’s portfolio in such a way as to benefit from a flatter yield curve.

ANNUAL REPORT / April 30, 2015 (unaudited)

10

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.22%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

GDP (gross domestic product) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

Barbell Portfolio Structure is an investment strategy primarily applicable to fixed-income investing in which half the portfolio is made up of long-term bonds and the other half comprises very short-term bonds.

April 30, 2015 (unaudited) / ANNUAL REPORT

11

WILMINGTON SHORT-TERM BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Short-Term Bond Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BC1-3GCB”).2

 Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-1.22%
5 Years	1.03%
10 Years	2.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A.

Annual Operating Expense Ratio

Before Waivers	1.12%
After Waivers	0.73%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GCB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2015 (unaudited)

12

WILMINGTON SHORT-TERM BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Short-Term Bond Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BC1-3GCB”).2

 Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	0.76%
5 Years	1.63%
10 Years	2.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.87%
After Waivers	0.48%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GCB assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited) / ANNUAL REPORT

13

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 2.83%* for Class A Shares and 3.17%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 3.94%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 2.83%.

Last year’s institutional fixed income research was teeming with predictions of rising interest rates and steepening yield curves. In the December 20, 2014 issue of Barron’s, Michael Aneiro wrote in the Current Yield column, “Nearly every bond-market pundit predicted that interest rates would rise in 2014. Almost nobody forecast that rates would fall. Yet fall they did.” For the year, the S&P AAA Municipal Yield curve shifted downward by 132 basis points (bps), or 1.32%, on the long end, while edging higher by 29 bps at the 3-year maturity.

In the 1st quarter of 2015, the market took on a cautious tone centered on recurring themes: near low historical interest rates, unfunded pension liabilities, and the potential headline risk of adverse credit events. High-grade tax-exempt interest rates changes were mixed across the term structure, as the S&P AAA Municipal Yield Curve was lower by 2 basis points (0.02%) at the 5-year maturity and 9 basis points lower at the 7-year point. Yields moved higher at the 1-and 3-year maturities by 6 and 5 basis points, respectively. The curve twisted at the 15-year point, which was higher by 8 basis points, while the 30-year yield fell by the same amount. All in all, with shorter rates rising moderately, and the long end declining, the S&P AAA curve flattened by about 14 basis points over the three month period.

Supply and demand for municipal bonds has been strong in 2014 and early 2015. Supply in the first quarter of 2015 was remarkably strong from the very start. January saw almost $29 billion of new deals brought to market, which was the strongest January since 2007. Total issuance in the 1st quarter topped $102 billion, the strongest pace since 2010. Demand for municipal bonds was strong for most of 2014, with only momentary interruptions in an otherwise upbeat environment. In fact, investors put to work about $28 billion in municipal bond funds throughout the calendar year. That demand has continued into 2015, but started wavering late in March and into April.

The decline in intermediate and long yields produced solid total returns. For the 12 months ending March 31, 2015, the S&P Municipal Bond Index generated 6.59% and the S&P Municipal Bond Intermediate Index produced a 5.34% total return. The shorter-term structures, such as the short and short-intermediate indices, produced positive returns as well, with total returns of 0.98% and 2.65%, respectively.

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of operating expenses, the benchmark returns reflect gross returns without any expense impact. The portfolio’s higher quality positioning (underweight BBB’s and non-investment grade) detracted from performance relative to the index as the lower grade bonds outperformed higher grade bonds during the Fund’s fiscal year ending April 30, 2015.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.78%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

S&P AAA curve is derived from market estimates of yields for bonds with higher ratings levels in the municipal market.

ANNUAL REPORT / April 30, 2015 (unaudited)

14

WILMINGTON MUNICIPAL BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Municipal Bond Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the S&P Municipal Bond Intermediate Index2.

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-1.78%
5 Years	2.97%
Start of Performance (12/19/05)	3.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.09%
After Waivers	0.74%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited) / ANNUAL REPORT

15

WILMINGTON MUNICIPAL BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	3.17%
5 Years	4.20%
10 Years	4.13%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.84%
After Waivers	0.49%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2015 (unaudited)

16

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 2.91%* for Class A Shares and 3.17%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 3.94%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of 2.80%.

Last year’s institutional fixed income research was teeming with predictions of rising interest rates and steepening yield curves. In the December 20, 2014 issue of Barron’s, Michael Aneiro wrote in the Current Yield column, “Nearly every bond-market pundit predicted that interest rates would rise in 2014. Almost nobody forecast that rates would fall. Yet fall they did.” For the year, the S&P AAA Municipal Yield curve shifted downward by 132 basis points (bps), or 1.32%, on the long end, while edging higher by 29 bps at the 3-year maturity.

In the 1st quarter of 2015, the market took on a cautious tone centered on recurring themes: near low historical interest rates, unfunded pension liabilities, and the potential headline risk of adverse credit events. High-grade tax-exempt interest rates changes were mixed across the term structure, as the S&P AAA Municipal Yield Curve was lower by 2 basis points (0.02%) at the 5-year maturity and 9 basis points lower at the 7-year point. Yields moved higher at the 1-and 3-year maturities by 6 and 5 basis points, respectively. The curve twisted at the 15-year point, which was higher by 8 basis points, while the 30-year yield fell by the same amount. All in all, with shorter rates rising moderately, and the long end declining, the S&P AAA curve flattened by about 14 basis points over the three month period.

Supply and demand for municipal bonds has been strong in 2014 and early 2015. Supply in the first quarter of 2015 was remarkably strong from the very start. January saw almost $29 billion of new deals brought to market, which was the strongest January since 2007. Total issuance in the 1st quarter topped $102 billion, the strongest pace since 2010. Demand for municipal bonds was strong for most of 2014, with only momentary interruptions in an otherwise upbeat environment. In fact, investors put to work about $28 billion in municipal bond funds throughout the calendar year. That demand has continued into 2015, but started wavering late in March and into April.

The decline in intermediate and long yields produced solid total returns. For the 12 months ending March 31, 2015, the S&P Municipal Bond Index generated 6.59% and the S&P Municipal Bond Intermediate Index produced a 5.34% total return. The shorter-term structures, such as the short and short-intermediate indices, produced positive returns as well, with total returns of 0.98% and 2.65%, respectively.

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of operating expenses, the benchmark returns reflect gross returns without any expense impact. The portfolio’s higher quality positioning (underweight BBB’s and non-investment grade) detracted from performance relative to the index as the lower grade bonds outperformed higher grade bonds during the Fund’s fiscal year ending April 30, 2015.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.74%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (BPS) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

S&P AAA curve is derived from market estimates of yields for bonds with higher ratings levels in the municipal market.

April 30, 2015 (unaudited) / ANNUAL REPORT

17

WILMINGTON NEW YORK MUNICIPAL BOND FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington New York Municipal Bond Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-1.74%
5 Years	2.27%
10 Years	2.66%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.16%
After Waivers	0.84%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2015 (unaudited)

18

WILMINGTON NEW YORK MUNICIPAL BOND FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001.2 in the Wilmington New York Municipal Bond Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the S&P Municipal Bond Intermediate Index.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	3.17%
5 Years	3.47%
10 Years	3.34%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.91%
After Waivers	0.59%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited) / ANNUAL REPORT

19

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND
Actual
Class A	$1,000.00	$1,017.60	$4.50	0.90%
Class I	$1,000.00	$1,019.40	$2.85	0.57%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.33	$4.51	0.90%
Class I	$1,000.00	$1,021.97	$2.86	0.57%

WILMINGTON INTERMEDIATE-TERM BOND FUND
Actual
Class A	$1,000.00	$1,012.10	$4.29	0.86%
Class I	$1,000.00	$1,013.70	$2.70	0.54%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.53	$4.31	0.86%
Class I	$1,000.00	$1,022.12	$2.71	0.54%

WILMINGTON SHORT-TERM BOND FUND
Actual
Class A	$1,000.00	$1,004.00	$3.68	0.74%
Class I	$1,000.00	$1,005.20	$2.49	0.50%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.12	$3.71	0.74%
Class I	$1,000.00	$1,022.32	$2.51	0.50%

WILMINGTON MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,003.40	$3.73	0.75%
Class I	$1,000.00	$1,004.70	$2.53	0.51%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.08	$3.76	0.75%
Class I	$1,000.00	$1,022.27	$2.56	0.51%

SEMI-ANNUAL REPORT / April 30, 2015

20

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON NEW YORK MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,008.70	$4.18	0.84%
Class I	$1,000.00	$1,009.90	$2.94	0.59%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.63	$4.21	0.84%
Class I	$1,000.00	$1,021.87	$2.96	0.59%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2015 / SEMI-ANNUAL REPORT

21

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	44.7%
U.S. Treasury	26.1%
Mortgage-Backed Securities	23.0%
Commercial Paper	2.4%
Collateralized Mortgage Obligations	1.4%
Government Agencies	1.4%
Enhanced Equipment Trust Certificates	0.4%
Asset-Backed Securities	0.3%
Cash Equivalents[1]	5.5%
Other Assets and Liabilities – Net[2]	(5.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	25.0%
U.S. Treasury	26.1%
AAA / Aaa	0.5%
AA / Aa	3.0%
A / A	6.9%
BBB / Baa	32.7%
BB / Ba	2.3%
D	0.1%
Not Rated	8.6%
Other Assets and Liabilities – Net[2]	(5.2)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value

ASSET-BACKED SECURITIES – 0.3%

FINANCIAL SERVICES – 0.2%

LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26Ω	$847,841	$947,987

WHOLE LOAN – 0.1%

SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.17%, 10/15/24ΔΩ	197,369	198,044

TOTAL ASSET-BACKED SECURITIES (COST $1,045,210)		$1,146,031

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.3%

Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2, 5.63%, 4/10/49Δ	84,642	85,380

Description	Par Value	Value
Extended Stay America Trust,
Series 2013-ESH5, Class A15, 1.28%, 12/05/31Ω	$800,000	$801,183

JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	562,229	596,306

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$1,482,869

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.6%

Series 1988-23, Class C, 9.75%, 9/25/18	2,054	2,277

Series 2005-29, Class WC, 4.75%, 4/25/35	48,684	53,539

Series 2012-114, Class VM,
3.50%, 10/25/25	2,253,913	2,394,095

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,449,911

ANNUAL REPORT / April 30, 2015

22

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

WHOLE LOAN – 0.5%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.93%, 2/25/34	$228,823	$227,139

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	474,243	481,637

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.75%, 11/25/35Δ	632,195	570,842

WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	741,577	762,725

TOTAL WHOLE LOAN		$2,042,343

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $6,145,573)		$5,975,123

COMMERCIAL PAPER – 2.4%¿

COMMERCIAL PAPER – 2.4%

Consolidated Edison Co., 0.27%, 5/06/15Ω	3,500,000	3,499,842

Hewlett Packard Co., 0.69%, 5/11/15Ω	1,500,000	1,499,688

Mondelez International, Inc., 0.44%, 5/12/15Ω	3,000,000	2,999,570

Thermo Fisher Scientific, 0.56%, 5/04/15Ω	2,000,000	1,999,878

TOTAL COMMERCIAL PAPER		$9,998,978

TOTAL COMMERCIAL PAPER (COST $9,999,100)		$9,998,978

CORPORATE BONDS – 44.7%

AEROSPACE & DEFENSE – 0.9%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	1,735,000	1,799,428

L-3 Communications Corp., Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,081,584

Textron, Inc., Sr. Unsecured, 3.88%, 3/01/25	750,000	771,057

TOTAL AEROSPACE & DEFENSE		$3,652,069

AUTO MANUFACTURERS – 0.2%

Ford Motor Credit Co. LLC, Sr. Unsecured, 2.15%, 1/09/18	650,000	656,840

AUTOMOTIVE – 2.1%

Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21Ω	250,000	270,844

Ford Motor Credit Co., LLC, Sr. Unsecured, 3.00%, 6/12/17	1,200,000	1,234,278

Ford Motor Credit Co., LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	278,652

Ford Motor Credit Co., LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	577,978

Ford Motor Credit Co., LLC, Sr. Unsecured, 4.25%, 9/20/22	450,000	479,780

Description	Par Value	Value
General Motors Co., Inc., Sr. Unsecured, 6.25%, 10/02/43	$2,000,000	$2,420,000

General Motors Financial Co., Inc., Company Guaranteed, 2.75%, 5/15/16	600,000	607,875

General Motors Financial Co., Inc., Company Guaranteed, 4.75%, 8/15/17	300,000	316,875

Hyundai Capital America, Company Guaranteed, 4.00%, 6/08/17#Ω	1,750,000	1,836,165

Hyundai Capital America, Sr. Unsecured, 1.63%, 10/02/15Ω	250,000	250,931

Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16Ω	575,000	580,730

TOTAL AUTOMOTIVE		$8,854,108

BEVERAGES – 0.2%

Dr. Pepper Snapple Group, Company Guaranteed, 2.60%, 1/15/19Δ	1,000,000	1,024,148

BIOTECHNOLOGY – 0.6%

Amgen, Inc., Sr. Unsecured, 4.40%, 5/01/45	1,180,000	1,157,769

Celgene Corp., Sr. Unsecured, 2.25%, 5/15/19	1,500,000	1,516,800

TOTAL BIOTECHNOLOGY		$2,674,569

BUILDING MATERIALS – 0.3%

Masco Corp., Sr. Unsecured, 4.80%, 6/15/15	1,150,000	1,155,420

CAPITAL MARKETS – 1.0%

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	284,085

Charles Schwab Corp., Sr. Unsecured, 2.20%, 7/25/18	1,370,000	1,399,798

Charles Schwab Corp., Sr. Unsecured, 4.45%, 7/22/20	250,000	280,515

Morgan Stanley, Sr. Unsecured, 1.51%, 2/25/16	1,050,000	1,058,503

Raymond James Financial, Sr. Unsecured, 4.25%, 4/15/16	1,000,000	1,030,397

TOTAL CAPITAL MARKETS		$4,053,298

COMMERCIAL BANKS – 6.7%

BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	700,000	714,278

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	1,640,000	1,662,966

Branch Banking & Trust Co., Subordinated, 3.80%, 10/30/26	1,000,000	1,046,634

Capital One Financial Corp., Sr. Unsecured, 2.45%, 4/24/19	750,000	757,534

Capital One NA/Mclean VA, Sr. Unsecured, BKNT, 1.65%, 2/05/18	680,000	677,711

Citigroup, Inc., Sr. Unsecured, 1.70%, 4/27/18	1,685,000	1,679,131

Comerica, Inc., Sr. Unsecured, 3.00%, 9/16/15	1,300,000	1,309,755

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

23

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
Comerica, Inc., Subordinated, 3.80%, 7/22/26	$230,000	$230,227

Commonwealth Bank of Australia, Sr. Unsecured, 0.67%, 3/12/18ΔΩ	1,000,000	1,000,405

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,303,557

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	530,000	566,099

Fifth Third Bank/Cincinnati OH, Sr. Unsecured, 1.35%, 6/01/17	1,000,000	1,002,599

Goldman Sachs Group, Inc., Sr. Unsecured, 1.44%, 4/23/20Δ	1,850,000	1,872,103

JPMorgan Chase & Co., Sr. Unsecured, 1.70%, 3/01/18	1,600,000	1,606,562

KeyBank NA/Cleveland OH, Sr. Unsecured, BKNT, 1.10%, 11/25/16	1,000,000	1,001,038

KeyBank NA/Cleveland OH, Sr. Unsecured, BKNT, 2.50%, 12/15/19	750,000	765,287

PNC Bank NA, Sr. Unsecured, 2.40%, 10/18/19	1,500,000	1,526,439

PNC Bank NA, Subordinated Note, 2.95%, 1/30/23	350,000	349,302

PNC Financial Services Group, Inc., Subordinated, 3.90%, 4/29/24	1,500,000	1,563,698

SunTrust Banks, Inc., Sr. Unsecured, 2.50%, 5/01/19	2,000,000	2,033,197

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	847,000	858,426

US Bancorp/MN, Subordinated, MTN, 2.95%, 7/15/22	2,000,000	2,013,050

US Bank NA/Cincinnati OH,
Sr. Unsecured, BKNT, 2.13%, 10/28/19	2,000,000	2,025,755

Wells Fargo & Co., Sr. Unsecured, 3.68%, 6/15/16Δ	500,000	516,739

TOTAL COMMERCIAL BANKS		$28,082,492

COMMERCIAL FINANCE – 0.1%

General Electric Capital Corp.,
Subordinated Note, 5.30%, 2/11/21	250,000	289,118

COMPUTERS – 0.6%

Apple, Inc., Sr. Unsecured, 1.05%, 5/05/17	1,580,000	1,590,729

Hewlett-Packard Co., Sr. Unsecured, 3.00%, 9/15/16	500,000	513,259

Hewlett-Packard Co., Sr. Unsecured, 2.60%, 9/15/17	500,000	512,796

TOTAL COMPUTERS		$2,616,784

CONSUMER FINANCE – 0.2%

American Express Co., Sr. Unsecured, 0.85%, 5/22/18Δ	655,000	655,686

DIVERSIFIED FINANCIAL SERVICES – 2.4%

Bank of America Corp., Sr. Unsecured, 6.50%, 8/01/16	1,250,000	1,330,436

Description	Par Value	Value
Bank of America Corp., Sr. Unsecured, 2.00%, 1/11/18	$1,275,000	$1,285,292

Bank of America Corp., Sr. Unsecured, MTN, 1.32%, 3/22/18Δ	1,500,000	1,521,566

Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,005,065

Citigroup, Inc., Sr. Unsecured, 1.25%, 1/15/16	63,000	63,227

Citigroup, Inc., Sr. Unsecured, 4.45%, 1/10/17	250,000	262,884

Citigroup, Inc., Sr. Unsecured, 6.13%, 5/15/18	275,000	309,585

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,320,135

JPMorgan Chase & Co., Sr. Unsecured, 2.60%, 1/15/16	500,000	506,471

JPMorgan Chase & Co., Sr. Unsecured, 6.00%, 1/15/18	150,000	167,288

JPMorgan Chase & Co., Sr. Unsecured, 4.63%, 5/10/21	100,000	110,682

JPMorgan Chase Capital XXIII,
Limited Guarantee, 1.26%, 5/15/47Δ	1,000,000	811,250

Morgan Stanley, Sr. Unsecured, 1.09%, 1/24/19Δ	810,000	813,575

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	505,000	518,472

TOTAL DIVERSIFIED FINANCIAL SERVICES		$10,025,928

ELECTRIC – 2.3%

CMS Energy Corp., Sr. Unsecured, 6.55%, 7/17/17	300,000	334,580

Dominion Resources, Inc./VA, Sr. Unsecured, 1.25%, 3/15/17	960,000	961,716

Dominion Resources, Inc./VA, Sr. Unsecured, 2.50%, 12/01/19	1,500,000	1,525,398

DTE Energy Co., Sr. Unsecured, 3.85%, 12/01/23	305,000	324,611

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,440,614

Exelon Generation Co. LLC, Sr. Unsecured, 6.20%, 10/01/17	650,000	717,468

FirstEnergy Corp., Series A, Sr. Unsecured, 2.75%, 3/15/18	1,285,000	1,313,654

FirstEnergy Transmission LLC, Sr. Unsecured, 4.35%, 1/15/25Ω	2,250,000	2,380,591

System Energy Resources, Inc., 1st Mortgage, 4.10%, 4/01/23	500,000	519,717

TOTAL ELECTRIC		$9,518,349

ELECTRIC UTILITIES – 0.2%

Entergy Arkansas, Inc., 1st Mortgage, 4.95%, 12/15/44	1,000,000	1,036,256

ELECTRONICS – 0.3%

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	1,100,000	1,120,494

ANNUAL REPORT / April 30, 2015

24

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

ENVIRONMENTAL CONTROL – 1.0%

Waste Management, Inc.,
Company Guaranteed, 2.60%, 9/01/16	$1,465,000	$1,491,958

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,301,906

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,482,767

TOTAL ENVIRONMENTAL CONTROL		$4,276,631

FOOD PRODUCTS – 0.8%

General Mills, Inc.,
Sr. Unsecured, 1.40%, 10/20/17	2,000,000	2,006,151

McCormick & Co., Inc.,
Sr. Unsecured, 5.75%, 12/15/17	500,000	559,505

McCormick & Co., Inc.,
Sr. Unsecured, 3.90%, 7/15/21	500,000	549,587

WM Wrigley Jr. Co.,
Sr. Unsecured, 1.40%, 10/21/16Ω	125,000	125,610

TOTAL FOOD PRODUCTS		$3,240,853

FOOD RETAILING – 0.6%

Kroger Co.,
Sr. Unsecured, 2.95%, 11/01/21	1,750,000	1,781,824

Kroger Co.,
Sr. Unsecured, 8.00%, 9/15/29	500,000	702,384

TOTAL FOOD RETAILING		$2,484,208

HEALTH CARE PROVIDERS & SERVICES – 0.2%

UnitedHealth Group, Inc.,
Sr. Unsecured, 6.00%, 6/15/17#	250,000	276,142

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.40%, 12/15/17	450,000	453,784

UnitedHealth Group, Inc.,
Sr. Unsecured, 3.95%, 10/15/42	290,000	288,508

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,018,434

HOME FURNISHINGS – 0.5%

Whirlpool Corp.,
Sr. Unsecured, 6.50%, 6/15/16	350,000	371,526

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,647,963

Whirlpool Corp.,
Sr. Unsecured, MTN, 5.15%, 3/01/43	210,000	231,339

TOTAL HOME FURNISHINGS		$2,250,828

HOUSEHOLD PRODUCTS – 0.3%

Becton Dickinson and Co.,
Sr. Unsecured, 1.80%, 12/15/17	670,000	677,147

Medtronic, Inc.,
Sr. Unsecured, 1.50%, 3/15/18Ω	700,000	704,887

TOTAL HOUSEHOLD PRODUCTS		$1,382,034

INSURANCE – 2.9%

Aon PLC,
Sr. Unsecured, 4.00%, 11/27/23	1,450,000	1,538,924

Description	Par Value	Value
Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.30%, 5/15/43	$425,000	$455,265

CNA Financial Corp.,
Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,162,184

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24	950,000	978,106

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 4.00%, 10/15/17	2,000,000	2,135,500

Lincoln National Corp.,
Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,076,540

MetLife, Inc.,
Sr. Unsecured, 5.00%, 6/15/15	400,000	402,130

Principal Financial Group, Inc.,
Company Guaranteed, 3.30%, 9/15/22	250,000	253,779

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 3.00%, 5/12/16	1,000,000	1,021,957

WR Berkley Corp.,
Sr. Unsecured, 7.38%, 9/15/19	280,000	335,552

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,076,987

WR Berkley Corp.,
Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,764,166

TOTAL INSURANCE		$12,201,090

INTERNET – 0.2%

Alibaba Group Holding Ltd.,
Company Guaranteed, 1.63%, 11/28/17Ω	635,000	637,281

MEDIA – 1.8%

CBS Corp.,
Company Guaranteed, 1.95%, 7/01/17	2,000,000	2,024,010

CBS Corp.,
Company Guaranteed, 4.60%, 1/15/45	1,100,000	1,064,411

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.50%, 3/01/16	500,000	510,486

NBCUniversal Enterprise, Inc.,
Company Guaranteed, 0.78%, 4/15/16ΔΩ	420,000	421,453

TCI Communications, Inc.,
Sr. Unsecured, 8.75%, 8/01/15	400,000	407,788

Viacom, Inc.,
Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,129,236

Viacom, Inc.,
Sr. Unsecured, 3.88%, 12/15/21	850,000	887,564

Viacom, Inc.,
Sr. Unsecured, 5.25%, 4/01/44	1,000,000	1,005,107

TOTAL MEDIA		$7,450,055

METALS & MINING – 0.5%

Alcoa, Inc.,
Sr. Unsecured, 5.13%, 10/01/24	1,000,000	1,076,250

Barrick Gold Corp.,
Sr. Unsecured, 5.25%, 4/01/42	1,000,000	945,230

TOTAL METALS & MINING		$2,021,480

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

25

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

MISCELLANEOUS MANUFACTURING – 1.1%

Eaton Corp.,
Company Guaranteed, 4.00%, 11/02/32	$400,000	$410,397

GE Capital Trust I,
Limited Guaranteed, 6.38%, 11/15/67Δ	1,000,000	1,095,000

Illinois Tool Works, Inc.,
Sr. Unsecured, 3.50%, 3/01/24	1,235,000	1,299,785

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	1,135,000	1,143,559

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.40%, 3/15/17	250,000	252,893

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	480,000	499,847

TOTAL MISCELLANEOUS MANUFACTURING		$4,701,481

OIL & GAS – 2.8%

Anadarko Finance Co.,
Series B, Company Guaranteed,
7.50%, 5/01/31	1,000,000	1,316,940

Anadarko Petroleum Corp.,
Sr. Unsecured, 5.95%, 9/15/16	225,000	239,469

Canadian Natural Resources Ltd.,
Sr. Unsecured, 0.61%, 3/30/16Δ	1,000,000	998,854

Exxon Mobil Corp.,
Sr. Unsecured, 1.82%, 3/15/19	925,000	935,957

Husky Energy, Inc.,
Sr. Unsecured, 4.00%, 4/15/24	480,000	486,862

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	745,000	759,897

Murphy Oil Corp.,
Sr. Unsecured, 5.13%, 12/01/42	1,000,000	886,951

Nabors Industries, Inc.,
Company Guaranteed, 2.35%, 9/15/16	800,000	802,740

Nabors Industries, Inc.,
Company Guaranteed, 4.63%, 9/15/21	500,000	497,677

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	1,000,000	1,031,831

Phillips 66,
Company Guaranteed, 2.95%, 5/01/17	2,250,000	2,328,396

Sempra Energy,
Sr. Unsecured, 6.50%, 6/01/16	500,000	530,349

Transocean, Inc.,
Company Guaranteed, 4.95%, 11/15/15	374,000	381,013

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	563,000	574,079

TOTAL OIL & GAS		$11,771,015

PHARMACEUTICALS – 2.6%

AbbVie, Inc.,
Sr. Unsecured, 1.20%, 11/06/15	1,500,000	1,503,874

AbbVie, Inc.,
Sr. Unsecured, 1.75%, 11/06/17	1,000,000	1,006,549

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	460,000	453,122

Description	Par Value	Value
Actavis Funding SCS,
Company Guaranteed, 1.30%, 6/15/17	$1,500,000	$1,491,367

Actavis Funding SCS,
Company Guaranteed, 4.75%, 3/15/45	570,000	576,943

Celgene Corp.,
Sr. Unsecured, 4.63%, 5/15/44	1,390,000	1,453,776

McKesson Corp.,
Sr. Unsecured, 1.29%, 3/10/17	460,000	461,588

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	940,000	1,016,693

Merck & Co., Inc.,
Sr. Unsecured, 3.70%, 2/10/45	550,000	532,561

Novartis Capital Corp.,
Company Guaranteed, 4.40%, 5/06/44	2,135,000	2,371,833

TOTAL PHARMACEUTICALS		$10,868,306

PIPELINES – 2.2%

Energy Transfer Partners LP,
Sr. Unsecured, 3.60%, 2/01/23#	870,000	868,000

Energy Transfer Partners LP,
Sr. Unsecured, 4.05%, 3/15/25	1,000,000	999,653

Enterprise Products Operating LLC,
Company Guaranteed, 4.95%, 10/15/54	500,000	509,160

Enterprise Products Operating LLC,
Series B, Company Guaranteed,
7.03%, 1/15/68Δ	2,000,000	2,175,000

Kinder Morgan Energy Partners LP,
Sr. Unsecured, 5.40%, 9/01/44	1,000,000	990,434

Kinder Morgan, Inc./DE,
Company Guaranteed, 5.05%, 2/15/46	1,000,000	942,665

Plains All American Pipeline LP / PAA
Finance Corp.,
Sr. Unsecured, 3.65%, 6/01/22	1,000,000	1,035,718

Plains All American Pipeline LP / PAA
Finance Corp.,
Sr. Unsecured, 3.85%, 10/15/23	400,000	411,222

Spectra Energy Partners LP,
Sr. Unsecured, 4.50%, 3/15/45	1,125,000	1,100,465

TOTAL PIPELINES		$9,032,317

REAL ESTATE INVESTMENT TRUSTS – 4.3%

American Tower Corp.,
Sr. Unsecured, 3.40%, 2/15/19	2,000,000	2,074,018

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	415,000	450,119

AvalonBay Communities, Inc.,
Sr. Unsecured, 3.63%, 10/01/20	1,145,000	1,212,150

BioMed Realty LP,
Company Guaranteed, 3.85%, 4/15/16	1,000,000	1,023,639

CommonWealth REIT,
Sr. Unsecured, 6.65%, 1/15/18	500,000	544,019

Digital Realty Trust LP,
Sr. Unsecured, 3.63%, 10/01/22	1,100,000	1,096,523

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	450,000	467,688

ANNUAL REPORT / April 30, 2015

26

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
HCP, Inc.,
Sr. Unsecured, MTN, 6.30%, 9/15/16	$500,000	$534,368

Health Care REIT, Inc.,
Sr. Unsecured, 2.25%, 3/15/18	2,000,000	2,028,854

Health Care REIT, Inc.,
Sr. Unsecured, 5.25%, 1/15/22	250,000	279,633

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	695,000	691,976

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	915,000	909,832

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	2,215,000	2,222,643

Mack-Cali Realty LP,
Sr. Unsecured, 7.75%, 8/15/19	250,000	290,996

ProLogis LP,
Sr. Unsecured, 2.75%, 2/15/19	450,000	461,728

ProLogis LP,
Sr. Unsecured, 3.35%, 2/01/21	1,245,000	1,291,122

Ventas Realty LP,
Company Guaranteed, 1.55%, 9/26/16	2,000,000	2,014,813

Ventas Realty LP,
Sr. Unsecured, 5.70%, 9/30/43	380,000	444,185

TOTAL REAL ESTATE INVESTMENT TRUSTS		$18,038,306

RETAIL – 0.0%**

CVS Caremark Corp.,
Sr. Unsecured, 5.75%, 6/01/17	151,000	165,402

SOFTWARE – 0.9%

Oracle Corp.,
Sr. Unsecured, 4.30%, 7/08/34	1,730,000	1,798,878

Xerox Corp.,
Sr. Unsecured, 2.80%, 5/15/20	1,820,000	1,832,816

TOTAL SOFTWARE		$3,631,694

TELECOMMUNICATIONS – 1.7%

AT&T, Inc.,
Sr. Unsecured, 1.40%, 12/01/17	1,731,000	1,730,888

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	845,000	830,175

Crown Castle Towers LLC,
Sr. Secured, 4.17%, 8/15/17Ω	2,000,000	2,083,127

Verizon Communications, Inc.,
Sr. Unsecured, 1.00%, 6/17/19Δ	1,000,000	1,009,206

Verizon Communications, Inc.,
Sr. Unsecured, 6.40%, 9/15/33	1,260,000	1,532,802

TOTAL TELECOMMUNICATIONS		$7,186,198

TRANSPORTATION – 1.3%

FedEx Corp.,
Company Guaranteed, 4.90%, 1/15/34	500,000	548,043

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	685,000	658,156

Norfolk Southern Corp.,
Sr. Unsecured, 5.90%, 6/15/19	250,000	287,550

Description	Par Value	Value
Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/17	$500,000	$510,834

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	1,155,000	1,182,573

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.45%, 9/03/19#	2,450,000	2,474,166

TOTAL TRANSPORTATION		$5,661,322

TRUCKING & LEASING – 0.5%

GATX Corp.,
Sr. Unsecured, 3.50%, 7/15/16	1,500,000	1,542,360

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	640,000	699,321

TOTAL TRUCKING & LEASING		$2,241,681

UTILITIES – 0.4%

Appalachian Power Co.,
Sr. Unsecured, 5.00%, 6/01/17	1,500,000	1,612,057

TOTAL CORPORATE BONDS (COST $181,939,291)		$187,288,232

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.4%

AIRLINES – 0.4%

American Airlines 2011-1,
Series A, Pass-Through Certificates, 5.25%, 1/31/21	361,394	394,372

Continental Airlines 2009-2,
Series A, Pass-Through Certificates, 7.25%, 11/10/19	193,663	225,254

Delta Air Lines 2007-1,
Series A, Pass-Through Certificates, 6.82%, 8/10/22	302,562	358,347

Delta Air Lines 2009-1,
Series A, Pass-Through Certificates, 7.75%, 12/17/19	282,255	327,328

United Air Lines 2009-2A,
Pass-Through Certificates, 9.75%, 1/15/17	237,439	261,034

TOTAL AIRLINES		$1,566,335

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES
(COST $1,377,313)		$1,566,335

GOVERNMENT AGENCIES – 1.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.8%

1.25%, 10/02/19	1,300,000	1,289,263
1.75%, 5/30/19#	2,000,000	2,032,167
2.38%, 1/13/22#	125,000	128,557

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,449,987

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.6%

4.88%, 12/15/16	700,000	748,859

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

27

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
6.25%, 5/15/29	$750,000	$1,062,471

7.25%, 5/15/30	400,000	618,508

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,429,838

TOTAL GOVERNMENT AGENCIES (COST $5,507,399)		$5,879,825

MORTGAGE-BACKED SECURITIES – 23.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 12.1%

Pool A13990, 4.50%, 10/01/33	54,323	59,530

Pool A93415, 4.00%, 8/01/40	2,939,004	3,153,105

Pool A93505, 4.50%, 8/01/40	2,561,585	2,791,937

Pool A93996, 4.50%, 9/01/40	1,980,844	2,158,973

Pool A97047, 4.50%, 2/01/41	1,868,232	2,036,818

Pool B17616, 5.50%, 1/01/20	81,672	83,120

Pool C00478, 8.50%, 9/01/26	23,125	26,971

Pool C01272, 6.00%, 12/01/31	48,003	55,105

Pool C03750, 3.50%, 2/01/42	550,799	577,319

Pool C03849, 3.50%, 4/01/42	266,117	278,942

Pool C04305, 3.00%, 11/01/42	3,806,017	3,877,350

Pool C04444, 3.00%, 1/01/43	140,864	143,504

Pool C09020, 3.50%, 11/01/42	4,077,350	4,273,850

Pool C09044, 3.50%, 7/01/43	2,044,770	2,142,127

Pool E09010, 2.50%, 9/01/27	1,593,609	1,644,504

Pool G01625, 5.00%, 11/01/33	67,670	75,599

Pool G02296, 5.00%, 6/01/36	381,854	425,164

Pool G02390, 6.00%, 9/01/36	13,623	15,617

Pool G03703, 5.50%, 12/01/37	42,020	47,623

Pool G04776, 5.50%, 7/01/38	146,713	166,091

Pool G05317, 5.00%, 4/01/37	1,510,891	1,682,256

Pool G05500, 5.00%, 5/01/39	1,250,475	1,395,040

Pool G06222, 4.00%, 1/01/41	3,120,548	3,342,999

Pool G06956, 4.50%, 8/01/41	1,869,649	2,038,363

Pool G07266, 4.00%, 12/01/42	4,178,608	4,473,871

Pool G07624, 4.00%, 12/01/43	1,760,174	1,894,024

Pool G07680, 4.00%, 4/01/44	2,800,175	3,013,112

Pool G07889, 3.50%, 8/01/43	1,749,755	1,834,081

Pool G08097, 6.50%, 11/01/35	25,691	29,644

Pool G08534, 3.00%, 6/01/43	813,234	828,488

Pool G08595, 4.00%, 7/01/44	1,971,946	2,112,230

Pool G12709, 5.00%, 7/01/22	91,119	96,500

Pool G18497, 3.00%, 1/01/29	204,775	214,832

Pool Q08305, 3.50%, 5/01/42	1,509,259	1,588,597

Pool Q19476, 3.50%, 6/01/43	1,644,894	1,723,211

Pool Q23891, 4.00%, 12/01/43	422,474	453,310

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$50,753,807

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 10.8%

Pool 254007, 6.50%, 10/01/31	$25,513	$29,592

Pool 254759, 4.50%, 6/01/18	74,523	78,080

Pool 254833, 4.50%, 8/01/18	13,418	14,077

Pool 256515, 6.50%, 12/01/36	34,669	40,039

Pool 256639, 5.00%, 2/01/27	25,971	29,036

Pool 256752, 6.00%, 6/01/27	41,253	47,295

Pool 329794, 7.00%, 2/01/26	39,360	45,812

Pool 402255, 6.50%, 12/01/27	1,755	1,823

Pool 535939, 6.00%, 5/01/16	8,703	8,876

Pool 629603, 5.50%, 2/01/17	4,151	4,277

Pool 638023, 6.50%, 4/01/32	60,599	67,908

Pool 642345, 6.50%, 5/01/32	72,190	84,049

Pool 651292, 6.50%, 7/01/32	115,416	125,314

Pool 686398, 6.00%, 3/01/33	221,652	253,079

Pool 695818, 5.00%, 4/01/18	74,561	78,215

Pool 745412, 5.50%, 12/01/35	47,089	53,576

Pool 888789, 5.00%, 7/01/36	527,293	589,868

Pool 890551, 4.50%, 8/01/41	175,576	191,503

Pool 975207, 5.00%, 3/01/23	114,645	121,749

Pool AB1796, 3.50%, 11/01/40	1,455,708	1,533,431

Pool AB7936, 3.00%, 2/01/43	2,377,330	2,424,092

Pool AB8997, 2.50%, 4/01/28	336,126	345,276

Pool AE0217, 4.50%, 8/01/40	311,221	339,453

Pool AE2520, 3.00%, 1/01/26	928,669	977,966

Pool AH5583, 4.50%, 2/01/41	906,679	988,927

Pool AK4523, 4.00%, 3/01/42	2,749,440	2,946,132

Pool AL0658, 4.50%, 8/01/41	1,020,296	1,112,849

Pool AL1319, 4.50%, 10/01/41	2,080,032	2,274,568

Pool AL2034, 4.50%, 4/01/42	423,399	461,807

Pool AL5537, 4.50%, 4/01/44	845,911	922,646

Pool AS0302, 3.00%, 8/01/43	6,475,597	6,605,101

Pool AS3155, 4.00%, 8/01/44	234,815	251,974

Pool AS4480, 2.50%, 2/01/30	1,953,387	2,006,182

Pool AT7899, 3.50%, 7/01/43	4,957,350	5,209,004

Pool AU4279, 3.00%, 9/01/43	1,294,856	1,320,752

Pool AX0833, 3.50%, 9/01/44	2,229,193	2,344,841

Pool AX5302, 4.00%, 1/01/42	2,779,025	2,979,570

Pool MA1458, 3.00%, 6/01/43	817,869	834,737

Pool TBA, 5.00%,	6,700,000	7,461,078

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$45,204,554

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 2077, 7.00%, 9/20/25	12,733	14,687

Pool 354677, 7.50%, 10/15/23	27,775	32,395

Pool 354713, 7.50%, 12/15/23	19,713	22,992

ANNUAL REPORT / April 30, 2015

28

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
Pool 354765, 7.00%, 2/15/24	$38,093	$44,371

Pool 354827, 7.00%, 5/15/24	39,038	45,269

Pool 360869, 7.50%, 5/15/24	25,849	26,672

Pool 361843, 7.50%, 10/15/24	10,960	11,268

Pool 373335, 7.50%, 5/15/22	10,028	10,341

Pool 385623, 7.00%, 5/15/24	44,873	51,849

Pool 503405, 6.50%, 4/15/29	50,753	58,841

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$318,685

TOTAL MORTGAGE-BACKED SECURITIES
(COST $94,996,067)		$96,277,046

U.S. TREASURY – 26.1%

U.S. TREASURY BONDS – 4.7%

3.00%, 5/15/42	500,000	525,357

3.00%, 11/15/44	2,000,000	2,105,209

3.13%, 8/15/44	7,887,000	8,497,853

3.63%, 2/15/44	2,106,000	2,481,713

3.63%, 8/15/43	881,000	1,037,067

3.75%, 11/15/43	365,000	439,357

5.25%, 2/15/29	500,000	673,536

5.38%, 2/15/31	600,000	836,746

6.25%, 5/15/30	500,000	747,054

6.38%, 8/15/27	450,000	652,511

7.50%, 11/15/16	300,000	332,228

8.88%, 2/15/19	1,130,000	1,456,294

TOTAL U.S. TREASURY BONDS		$19,784,925

U.S. TREASURY NOTES – 21.4%

0.25%, 5/15/16	195,000	194,919

0.50%, 7/31/16	1,000,000	1,001,781

0.63%, 8/31/17	1,810,000	1,805,631

0.63%, 9/30/17	750,000	747,841

0.75%, 12/31/17	500,000	499,112

0.88%, 8/15/17#	6,100,000	6,124,349

1.00%, 5/31/18	3,100,000	3,104,228

1.25%, 10/31/18	2,085,000	2,096,345

1.25%, 1/31/19	250,000	250,777

1.38%, 3/31/20#	3,300,000	3,291,108

1.38%, 6/30/18	6,000,000	6,073,830

1.38%, 9/30/18	1,240,000	1,252,944

1.38%, 2/28/19	2,500,000	2,517,148

1.50%, 12/31/18	2,486,000	2,517,800

1.50%, 1/31/19	9,400,000	9,514,393

1.50%, 5/31/19	535,000	540,069

1.50%, 11/30/19	1,145,000	1,151,926

1.63%, 3/31/19	820,000	833,059

1.63%, 8/15/22	6,000,000	5,919,450

Description	Par Value	Value

1.63%, 11/15/22	$1,928,000	$1,898,210

1.75%, 9/30/19	5,700,000	5,800,365

1.75%, 5/15/22	380,000	378,875

1.88%, 6/30/20	10,845,000	11,061,565

2.00%, 11/15/21	1,000,000	1,015,780

2.00%, 2/15/25#	4,655,000	4,640,025

2.13%, 8/15/21	3,750,000	3,839,627

2.25%, 7/31/18	500,000	519,905

2.25%, 7/31/21	6,600,000	6,811,367

2.38%, 8/15/24	1,400,000	1,443,175

2.50%, 8/15/23	200,000	208,977

2.63%, 11/15/20	500,000	527,724

3.13%, 5/15/19	750,000	805,389

3.63%, 2/15/20	750,000	827,084

4.00%, 8/15/18	500,000	548,970

TOTAL U.S. TREASURY NOTES		$89,763,748

TOTAL U.S. TREASURY (COST $106,236,448)		$109,548,673

	Number of Shares

MONEY MARKET FUND – 2.0%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	8,414,920	$8,414,920

TOTAL MONEY MARKET FUND (COST $8,414,920)		$8,414,920

TOTAL INVESTMENTS IN SECURITIES – 101.7%
(COST $415,661,321)		$426,095,163

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.5%

REPURCHASE AGREEMENTS – 3.5%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $739,324, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $754,108.	$739,322	$739,322

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $2,809,570, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $2,865,751.	2,809,560	2,809,560

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,809,569, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $2,865,772.	2,809,560	2,809,560

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

29

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
Daiwa Capital Markets America, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $2,809,572, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $2,865,752.	$2,809,560	$2,809,560

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,809,569, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $2,865,753.	2,809,560	2,809,560

Nomura Securities International, Inc., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,809,569, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $2,865,751.	2,809,560	2,809,560

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $14,787,122)		$14,787,122

Description	Value
TOTAL INVESTMENTS – 105.2%
(COST $430,448,443)	$440,882,285

COLLATERAL FOR SECURITIES ON LOAN – (3.5%)	(14,787,122)

OTHER LIABILITIES LESS ASSETS – (1.7%)	(7,059,251)

TOTAL NET ASSETS – 100.0%	$419,035,912

Cost of investments for Federal income tax purposes is $430,448,443. The net unrealized appreciation/(depreciation) of investments was $10,433,842. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $11,608,654 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,174,812.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Asset-Backed Securities	$—	$1,146,031	$—	$1,146,031

Collateralized Mortgage Obligations	—	5,975,123	—	5,975,123

Commercial Paper	—	9,998,978	—	9,998,978

Corporate Bonds	—	187,288,232	—	187,288,232

Enhanced Equipment Trust Certificates	—	1,566,335	—	1,566,335

Government Agencies	—	5,879,825	—	5,879,825

Mortgage-Backed Securities	—	96,277,046	—	96,277,046

U.S. Treasury	—	109,548,673	—	109,548,673

Money Market Fund	8,414,920	—	—	8,414,920

Repurchase Agreements	—	14,787,122	—	14,787,122

Total	$8,414,920	$432,467,365	$—	$440,882,285

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

r	Floating rate note with current rate and stated maturity date shown.

¿	The rate shown reflects the effective yield at purchase date.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $23,558,351 representing 5.6% of total net assets.

**	Represents less than 0.05%

ANNUAL REPORT / April 30, 2015

30

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (concluded)

The following acronyms are used throughout this Fund:

BKNT - Bank Note

CMBS - Commercial Mortgage-Backed Securities

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association LLC - Limited Liability Corporation LP - Limited Partnership MTN - Medium Term Note PLC - Public Limited Company REIT - Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

31

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	52.2%
U.S. Treasury	32.7%
Government Agencies	11.3%
Mortgage-Backed Securities	2.1%
Asset-Backed Security	0.1%
Cash Equivalents[1]	10.6%
Other Assets and Liabilities – Net[2]	(9.0)%
TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	14.8%
U.S. Treasury	32.8%
AAA / Aaa	0.2%
AA / Aa	4.5%
A / A	10.6%
BBB / Baa	35.4%
BB / Ba	1.6%
Not Rated	9.1%
Other Assets and Liabilities – Net[2]	(9.0)%
TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value
ASSET-BACKED SECURITY – 0.1%

WHOLE LOAN – 0.1%

SLM Private Education Loan Trust,
Series 2011-A, Class A1, 1.17%, 10/15/24Δ,Ω	$197,369	$198,044

TOTAL ASSET-BACKED SECURITY
(COST $197,369)		$198,044

CORPORATE BONDS – 52.2%

AEROSPACE & DEFENSE – 1.2%

L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	250,000	259,284

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	1,250,000	1,351,980

TOTAL AEROSPACE & DEFENSE		$1,611,264

AUTO MANUFACTURERS – 1.7%

Daimler Finance North America LLC,
Company Guaranteed, 1.38%, 8/01/17Ω	500,000	501,576

Description	Par Value	Value
Ford Motor Credit Co. LLC,
Sr. Unsecured, 2.15%, 1/09/18	$750,000	$757,893

General Motors Co.,
Sr. Unsecured, 3.50%, 10/02/18	220,000	226,380

Hyundai Capital America,
Sr. Unsecured, 2.00%, 3/19/18Ω	250,000	252,001

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 0.64%, 3/12/20	450,000	452,042

TOTAL AUTO MANUFACTURERS		$2,189,892

AUTO PARTS & EQUIPMENT – 0.2%

Johnson Controls, Inc.,
Sr. Unsecured, 3.63%, 7/02/24	300,000	311,403

AUTOMOTIVE – 0.2%

Ford Motor Credit Co. LLC,
Sr. Unsecured, 6.63%, 8/15/17	250,000	278,651

BANKS – 8.9%

Bank of America Corp.,
Sr. Unsecured, 1.29%, 1/15/19Δ	500,000	507,167

ANNUAL REPORT / April 30, 2015

32

PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
Bank of America Corp.,
Sr. Unsecured, MTN, 4.13%, 1/22/24	$250,000	$264,455

Capital One Financial Corp.,
Sr. Unsecured, 2.45%, 4/24/19	850,000	858,538

Capital One NA/Mclean VA,
Sr. Unsecured, BKNT, 1.65%, 2/05/18	250,000	249,158

Citigroup, Inc.,
Sr. Unsecured, 1.70%, 4/27/18	600,000	597,910

Fifth Third Bancorp,
Subordinated, 5.45%, 1/15/17	600,000	640,668

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	370,000	395,201

Goldman Sachs Group, Inc.,
Sr. Unsecured, 1.44%, 4/23/20	750,000	758,961

Huntington National Bank/The,
Sr. Unsecured, 2.40%, 4/01/20	350,000	351,614

JPMorgan Chase & Co.,
Sr. Unsecured, 6.00%, 1/15/18	250,000	278,814

JPMorgan Chase & Co.,
Sr. Unsecured, 1.70%, 3/01/18	500,000	502,051

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 1.35%, 2/15/17	750,000	753,058

KeyBank NA/Cleveland OH,
Sr. Unsecured, BKNT, 2.50%, 12/15/19	500,000	510,192

Morgan Stanley,
Sr. Unsecured, 1.11%, 1/24/19Δ	550,000	552,427

Morgan Stanley,
Sr. Unsecured, 2.50%, 1/24/19	325,000	330,214

National Australia Bank Ltd./NY,
Sr. Unsecured, MTN, 2.75%, 3/09/17	300,000	309,951

PNC Financial Services Group, Inc.,
Subordinated, 3.90%, 4/29/24	750,000	781,849

Royal Bank of Canada,
Sr. Unsecured, GMTN, 1.40%, 10/13/17	275,000	276,109

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	900,000	914,939

US Bancorp/MN,
Sr. Unsecured, MTN, 1.65%, 5/15/17	500,000	507,949

US Bank NA/Cincinnati OH,
Sr. Unsecured, BKNT, 1.10%, 1/30/17	750,000	754,032

Wells Fargo & Co.,
Sr. Unsecured, MTN, 1.40%, 9/08/17	550,000	552,880

TOTAL BANKS		$11,648,137

BEVERAGES – 0.1%

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.70%, 11/15/22	175,000	171,557

BIOTECHNOLOGY – 0.9%

Amgen, Inc.,
Sr. Unsecured, 0.83%, 5/22/19Δ	500,000	499,485

Celgene Corp.,
Sr. Unsecured, 2.30%, 8/15/18	440,000	448,368

Celgene Corp.,
Sr. Unsecured, 4.00%, 8/15/23#	250,000	267,557

TOTAL BIOTECHNOLOGY		$1,215,410

Description	Par Value	Value
CAPITAL MARKETS – 1.1%

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	$650,000	$738,621

Goldman Sachs Group, Inc.,
Sr. Unsecured, 6.25%, 9/01/17	655,000	723,549

TOTAL CAPITAL MARKETS		$1,462,170

CHEMICALS – 0.7%

Ecolab, Inc.,
Sr. Unsecured, 3.00%, 12/08/16	450,000	464,084

Monsanto Co.,
Sr. Unsecured, 2.75%, 7/15/21	500,000	510,026

TOTAL CHEMICALS		$974,110

COMMERCIAL BANKS – 1.7%

BB&T Corp.,
Sr. Unsecured, MTN, FRN, 1.09%, 6/15/18Δ	500,000	505,438

Westpac Banking Corp.,
Sr. Unsecured, 2.00%, 8/14/17	825,000	839,453

Westpac Banking Corp.,
Sr. Unsecured, 4.88%, 11/19/19	750,000	842,726

TOTAL COMMERCIAL BANKS		$2,187,617

COMMERCIAL FINANCE – 0.6%

General Electric Capital Corp.,
Sr. Unsecured, MTN, 2.30%, 4/27/17	750,000	770,798

COMPUTERS – 0.4%

Hewlett-Packard Co.,
Sr. Unsecured, 3.30%, 12/09/16	500,000	517,154

CONSUMER FINANCE – 1.5%

American Express Co.,
Sr. Unsecured, 6.15%, 8/28/17	750,000	832,390

American Express Co.,
Sr. Unsecured, FRN, 0.82%, 5/22/18Δ	1,080,000	1,081,131

TOTAL CONSUMER FINANCE		$1,913,521

DIVERSIFIED FINANCIAL SERVICES – 2.8%

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	250,000	252,018

BlackRock, Inc.,
Sr. Unsecured, 3.50%, 3/18/24#	750,000	786,225

Charles Schwab Corp.,
Sr. Unsecured, 1.50%, 3/10/18	650,000	653,244

Ford Motor Credit Co. LLC,
Sr. Unsecured, FRN, 1.06%, 3/12/19Δ	1,000,000	998,256

General Motors Financial Co., Inc.,
Company Guaranteed, 2.75%, 5/15/16	300,000	303,937

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17	250,000	264,062

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	450,000	456,071

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,713,813

ELECTRIC – 3.2%

CMS Energy Corp.,
Sr. Unsecured, 6.55%, 7/17/17	625,000	697,042

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

33

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
Duke Energy Indiana, Inc.,
1st Mortgage, 3.75%, 7/15/20	$800,000	$864,645

Exelon Generation Co. LLC,
Sr. Unsecured, 6.20%, 10/01/17	200,000	220,759

Exelon Generation Co. LLC,
Sr. Unsecured, 4.25%, 6/15/22	750,000	787,830

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	750,000	793,530

Southern California Edison Co.,
Series B, 1st Mortgage, 2.40%, 2/01/22	900,000	895,914

TOTAL ELECTRIC		$4,259,720

FOOD – 0.2%

Kroger Co.,
Sr. Unsecured, 2.95%, 11/01/21	250,000	254,546

FOOD PRODUCTS – 0.6%

Kroger Co.,
Sr. Unsecured, 1.20%, 10/17/16	500,000	501,418

WM Wrigley Jr. Co.,
Sr. Unsecured, 1.40%, 10/21/16Ω	250,000	251,220

TOTAL FOOD PRODUCTS		$752,638

HEALTH CARE EQUIPMENT & SUPPLIES – 0.2%

Zimmer Holdings, Inc.,
Sr. Unsecured, 1.45%, 4/01/17	325,000	326,387

HEALTH CARE PROVIDERS & SERVICES – 0.4%

WellPoint, Inc.,
Sr. Unsecured, 2.38%, 2/15/17	500,000	510,722

HOME FURNISHINGS – 0.4%

Whirlpool Corp.,
Sr. Unsecured, 1.65%, 11/01/17	250,000	251,570

Whirlpool Corp.,
Sr. Unsecured, 2.40%, 3/01/19	220,000	222,495

TOTAL HOME FURNISHINGS		$474,065

INSURANCE – 3.9%

American International Group, Inc.,
Sr. Unsecured, MTN, 5.85%, 1/16/18	685,000	763,664

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	250,000	265,332

Berkshire Hathaway, Inc.,
Sr. Unsecured, 2.10%, 8/14/19	250,000	254,629

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 4.00%, 10/15/17	750,000	800,812

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 5.13%, 4/15/22	360,000	407,780

MetLife, Inc.,
Sr. Unsecured, 3.60%, 4/10/24#	1,015,000	1,060,462

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 6.00%, 12/01/17	650,000	724,182

WR Berkley Corp.,
Sr. Unsecured, 7.38%, 9/15/19	710,000	850,863

TOTAL INSURANCE		$5,127,724

Description	Par Value	Value
MACHINERY – 0.2%

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.35%, 1/16/18	$275,000	$276,204

MEDIA – 2.5%

CBS Corp.,
Company Guaranteed, 3.38%, 3/01/22	350,000	356,218

Time Warner Cable, Inc.,
Company Guaranteed, 5.85%, 5/01/17	750,000	805,531

Time Warner, Inc.,
Company Guaranteed, 5.88%, 11/15/16	600,000	644,308

Viacom, Inc.,
Sr. Unsecured, 3.50%, 4/01/17	750,000	780,192

Viacom, Inc.,
Sr. Unsecured, 3.25%, 3/15/23	650,000	639,612

TOTAL MEDIA		$3,225,861

METALS & MINING – 0.4%

Alcoa, Inc.,
Sr. Unsecured, 5.13%, 10/01/24	500,000	538,125

MISCELLANEOUS MANUFACTURING – 1.7%

Eaton Corp.,
Company Guaranteed, 1.50%, 11/02/17	225,000	226,583

General Electric Co.,
Sr. Unsecured, 5.25%, 12/06/17	660,000	728,081

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	250,000	251,885

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	425,000	442,572

Textron, Inc.,
Sr. Unsecured, 4.30%, 3/01/24	500,000	531,531

TOTAL MISCELLANEOUS MANUFACTURING		$2,180,652

OFFICE/BUSINESS EQUIPMENT – 0.5%

Xerox Corp.,
Sr. Unsecured, 2.80%, 5/15/20	600,000	604,225

OIL & GAS – 4.0%

Anadarko Petroleum Corp.,
Sr. Unsecured, 6.38%, 9/15/17	695,000	773,079

Devon Energy Corp.,
Sr. Unsecured, 2.25%, 12/15/18	370,000	374,617

Husky Energy, Inc.,
Sr. Unsecured, 4.00%, 4/15/24	275,000	278,931

Marathon Oil Corp.,
Sr. Unsecured, 6.00%, 10/01/17	1,000,000	1,103,849

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	125,000	127,499

Murphy Oil Corp.,
Sr. Unsecured, 2.50%, 12/01/17	750,000	751,249

Phillips 66,
Company Guaranteed, 2.95%, 5/01/17	500,000	517,421

ANNUAL REPORT / April 30, 2015

34

PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
Sempra Energy,
Sr. Unsecured, 2.30%, 4/01/17	$800,000	$816,945

Total Capital International SA,
Company Guaranteed, 0.58%, 6/19/19Δ	450,000	447,691

TOTAL OIL & GAS		$5,191,281

PHARMACEUTICALS – 2.9%

AbbVie, Inc.,
Company Guaranteed, 1.75%, 11/06/17	750,000	754,912

Actavis Funding SCS,
Company Guaranteed, 1.52%, 3/12/20	500,000	509,418

Actavis Funding SCS,
Company Guaranteed, 3.80%, 3/15/25	400,000	405,293

Cardinal Health, Inc.,
Sr. Unsecured, 1.90%, 6/15/17	250,000	253,361

Express Scripts Holding Co.,
Company Guaranteed, 1.25%, 6/02/17	415,000	414,809

McKesson Corp.,
Sr. Unsecured, 1.29%, 3/10/17	500,000	501,727

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	250,000	270,397

Merck & Co., Inc.,
Sr. Unsecured, 2.75%, 2/10/25	185,000	183,916

Zoetis, Inc.,
Sr. Unsecured, 3.25%, 2/01/23	500,000	497,486

TOTAL PHARMACEUTICALS		$3,791,319

PIPELINES – 1.4%

Energy Transfer Partners LP,
Sr. Unsecured, 4.15%, 10/01/20	500,000	529,428

Enterprise Products Operating LLC,
Company Guaranteed, 2.55%, 10/15/19	325,000	330,766

Kinder Morgan, Inc.,
Company Guaranteed, 2.00%, 12/01/17	525,000	527,197

Plains All American Pipeline LP / PAA
Finance Corp.,
Sr. Unsecured, 3.85%, 10/15/23	500,000	514,028

TOTAL PIPELINES		$1,901,419

REAL ESTATE INVESTMENT TRUSTS – 3.4%

American Tower Corp.,
Sr. Unsecured, 3.45%, 9/15/21#	250,000	253,519

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	505,000	547,735

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	540,000	561,226

Health Care REIT, Inc.,
Sr. Unsecured, 2.25%, 3/15/18	450,000	456,492

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	200,000	199,130

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	550,000	546,894

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	250,000	250,863

Description	Par Value	Value
ProLogis LP,
Company Guaranteed, 3.35%, 2/01/21	$500,000	$518,523

Simon Property Group LP,
Sr. Unsecured, 2.15%, 9/15/17	500,000	511,229

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 2.70%, 4/01/20#	550,000	556,838

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,402,449

RETAIL – 0.6%

Walgreen Co.,
Sr. Unsecured, 1.80%, 9/15/17	500,000	505,180

Walgreens Boots Alliance, Inc.,
Sr. Unsecured, 3.30%, 11/18/21	225,000	230,330

TOTAL RETAIL		$735,510

TELECOMMUNICATIONS – 1.9%

AT&T, Inc.,
Sr. Unsecured, 1.40%, 12/01/17	250,000	249,984

AT&T, Inc.,
Sr. Unsecured, 1.16%, 6/30/20	500,000	502,401

AT&T, Inc.,
Sr. Unsecured, 3.40%, 5/15/25	275,000	272,373

Verizon Communications, Inc.,
Sr. Unsecured, 1.35%, 6/09/17	300,000	300,231

Verizon Communications, Inc.,
Sr. Unsecured, 4.50%, 9/15/20	600,000	658,283

Verizon Communications, Inc.,
FRN, Sr. Unsecured, 1.00%, 6/17/19Δ	525,000	529,833

TOTAL TELECOMMUNICATIONS		$2,513,105

TRANSPORTATION – 0.8%

CSX Corp.,
Sr. Unsecured, 4.25%, 6/01/21	500,000	548,432

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	500,000	511,937

TOTAL TRANSPORTATION		$1,060,369

TRUCKING & LEASING – 1.0%

GATX Corp.,
Sr. Unsecured, 3.50%, 7/15/16	615,000	632,368

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	625,000	634,451

TOTAL TRUCKING & LEASING		$1,266,819

TOTAL CORPORATE BONDS
(COST $66,978,467)		$68,358,637

GOVERNMENT AGENCIES – 11.3%

FEDERAL HOME LOAN BANK (FHLB) – 3.1%

Series 1, 4.88%, 5/17/17	1,865,000	2,023,320

Series 917, 1.00%, 6/21/17	2,000,000	2,012,444

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$4,035,764

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 5.8%

1.38%, 5/01/20#	1,250,000	1,240,498

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

35

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
1.25%, 5/12/17#	$2,050,000	$2,074,093

1.75%, 5/30/19#	1,805,000	1,834,031

2.38%, 1/13/22#	1,850,000	1,902,645

3.75%, 3/27/19	500,000	547,234

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$7,598,501

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.4%

5.00%, 5/11/17#	1,500,000	1,630,053

1.75%, 9/12/19	1,475,000	1,495,185

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$3,125,238

TOTAL GOVERNMENT AGENCIES
(COST $14,400,124)		$14,759,503

MORTGAGE-BACKED SECURITIES – 2.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.5%

Pool A18401, 6.00%, 2/01/34	77,344	89,078

Pool B19228, 4.50%, 4/01/20	29,804	31,377

Pool C90293, 7.50%, 9/01/19	89,100	99,031

Pool C90504, 6.50%, 12/01/21	34,610	39,150

Pool E83022, 6.00%, 4/01/16	4,553	4,621

Pool E92817, 5.00%, 12/01/17	70,642	73,669

Pool G01625, 5.00%, 11/01/33	67,670	75,599

Pool G02390, 6.00%, 9/01/36	23,840	27,330

Pool G08097, 6.50%, 11/01/35	41,575	47,971

Pool G08193, 6.00%, 4/01/37	67,622	77,521

Pool G11311, 5.00%, 10/01/17	39,439	40,956

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$606,303

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.3%

Pool 254240, 7.00%, 3/01/32	74,527	86,185

Pool 254833, 4.50%, 8/01/18	17,891	18,770

Pool 256639, 5.00%, 2/01/27	51,942	58,072

Pool 256752, 6.00%, 6/01/27	51,566	59,119

Pool 257007, 6.00%, 12/01/27	93,748	107,478

Pool 526062, 7.50%, 12/01/29	4,588	4,734

Pool 612514, 2.22%, 5/01/33Δ	47,606	49,642

Pool 619054, 5.50%, 2/01/17	23,906	24,673

Pool 629603, 5.50%, 2/01/17	6,919	7,129

Pool 688996, 8.00%, 11/01/24	10,684	11,129

Pool 745412, 5.50%, 12/01/35	47,466	54,005

Pool 839291, 5.00%, 9/01/20	5,042	5,348

Pool AE2520, 3.00%, 1/01/26	1,178,015	1,240,549

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,726,833

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 2616, 7.00%, 7/20/28	60,443	69,626

Description	Par Value	Value
Pool 2701, 6.50%, 1/20/29	$113,799	$128,778

Pool 426727, 7.00%, 2/15/29	11,133	11,987

Pool 780825, 6.50%, 7/15/28	101,833	118,062

Pool 781231, 7.00%, 12/15/30	52,910	61,632

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$390,085

TOTAL MORTGAGE-BACKED SECURITIES
(COST $2,511,202)		$2,723,221

U.S. TREASURY – 32.7%

U.S. TREASURY NOTES – 32.7%

0.50%, 9/30/16	500,000	500,582

0.63%, 12/15/16	500,000	501,134

0.88%, 11/15/17	640,000	641,460

0.88%, 1/31/18	750,000	750,545

0.88%, 1/31/17	1,000,000	1,006,181

1.00%, 8/31/16	1,000,000	1,008,035

1.00%, 5/31/18	500,000	500,682

1.00%, 9/30/19	1,000,000	985,418

1.25%, 11/30/18	1,540,000	1,546,940

1.25%, 1/31/19	1,450,000	1,454,504

1.25%, 2/29/20	1,500,000	1,487,752

1.38%, 6/30/18	1,230,000	1,245,135

1.38%, 5/31/20	3,250,000	3,236,177

1.50%, 8/31/18	1,000,000	1,014,967

1.50%, 11/30/19	450,000	452,722

1.63%, 8/15/22	1,350,000	1,331,876

1.75%, 5/15/23	2,000,000	1,975,681

2.00%, 11/15/21	750,000	761,835

2.00%, 2/15/22	1,500,000	1,522,038

2.00%, 2/15/23	1,500,000	1,514,100

2.00%, 2/15/25#	1,713,000	1,707,489

2.13%, 1/31/21	1,500,000	1,541,458

2.13%, 6/30/21	775,000	794,368

2.13%, 9/30/21	500,000	511,717

2.13%, 8/15/21	1,000,000	1,023,900

2.38%, 8/15/24	750,000	773,130

2.50%, 8/15/23	750,000	783,662

2.63%, 4/30/16	500,000	511,666

2.63%, 8/15/20	1,500,000	1,584,571

2.63%, 11/15/20	1,000,000	1,055,449

2.75%, 2/15/19	1,500,000	1,586,934

2.75%, 11/15/23	1,450,000	1,543,185

3.13%, 5/15/21	550,000	595,801

3.63%, 2/15/20	500,000	551,389

4.00%, 8/15/18	1,000,000	1,097,941

ANNUAL REPORT / April 30, 2015

36

PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

4.25%, 11/15/17	$1,500,000	$1,631,399

4.75%, 8/15/17	2,000,000	2,184,555

TOTAL U.S. TREASURY NOTES		$42,916,378

TOTAL U.S. TREASURY
(COST $42,217,854)		$42,916,378
	Number of Shares

MONEY MARKET FUND – 1.5%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	1,950,269	$1,950,269

TOTAL MONEY MARKET FUND
(COST $1,950,269)		$1,950,269

TOTAL INVESTMENTS IN SECURITIES – 99.9%
(COST $128,255,285)		$130,906,052

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 9.1%

REPURCHASE AGREEMENTS – 9.1%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $594,077, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $605,957.	$594,075	$594,075

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $2,257,573, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $2,302,716.	2,257,565	2,257,565

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,257,573, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $2,302,733.	2,257,565	2,257,565

Daiwa Capital Markets America, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $2,257,575, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $2,302,717.	2,257,565	2,257,565

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,257,573, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $2,302,717.	2,257,565	2,257,565

Description	Par Value	Value

Nomura Securities International, Inc. 0.13%, dated 4/30/15, due 5/01/15, repurchase price $2,257,573, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $2,302,716.	$2,257,565	$2,257,565

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $11,881,900)		$11,881,900

TOTAL INVESTMENTS – 109.0%
(COST $140,137,185)		$142,787,952

COLLATERAL FOR SECURITIES ON LOAN – (9.1%)		(11,881,900)

OTHER ASSETS LESS LIABILITIES – 0.1%		56,578

TOTAL NET ASSETS – 100.0%		$130,962,630

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

37

Wilmington Intermediate-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $140,137,808. The net unrealized appreciation/(depreciation) of investments was $2,650,144. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,790,313 and net unrealized depreciation from investments for those securities having an excess of cost over value of $140,169.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$198,044	$—	$198,044

Corporate Bonds	—	68,358,637	—	68,358,637

Government Agencies	—	14,759,503	—	14,759,503

Mortgage-Backed Securities	—	2,723,221	—	2,723,221

U.S. Treasury	—	42,916,378	—	42,916,378

Money Market Fund	1,950,269	—	—	1,950,269

Repurchase Agreements	—	11,881,900	—	11,881,900

Total	$1,950,269	$140,837,683	$—	$142,787,952

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $1,996,371 representing 1.5% of total net assets.

The following acronyms are used throughout this Fund:

BKNT - Bank Note

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

38

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2015, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets

Commercial Banks	15.3%

Federal National Mortgage Association (FNMA)	10.0%

Federal Home Loan Mortgage Corporation (FHLMC)	8.7%

Real Estate Investment Trusts	6.7%

Diversified Financial Services	6.1%

U.S. Treasury	5.2%

Automotive	4.3%

Insurance	4.2%

Electric	3.6%

Capital Markets	3.2%

Oil & Gas	3.0%

Pharmaceuticals	3.0%

Beverages	2.3%

Health Care Providers & Services	2.3%

Food Products	2.1%

Telecommunications	2.1%

Government National Mortgage Association (GNMA)	2.0%

Retail	1.5%

Miscellaneous Manufacturing	1.4%

Semiconductors	1.4%

Forest Products & Paper	1.3%

Computers	1.2%

Media	1.2%

Pipelines	1.1%

Electronics	1.1%

Whole Loan	0.9%

Health Care Equipment & Supplies	0.6%

Environmental Control	0.6%

Commercial Mortgage-Backed Securities (CMBS)	0.6%

Metals & Mining	0.6%

Chemicals	0.6%

Transportation	0.5%

Home Furnishings	0.5%

Aerospace & Defense	0.1%

Internet	0.1%

Percentage of Total Net Assets

Development	0.1%

Small Business Administration	0.1%

Cash Equivalents[1]	2.4%

Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets

U.S. Government Agency Securities	17.5%

U.S. Treasury	5.2%

AAA / Aaa	0.1%

AA / Aa	11.3%

A / A	21.3%

BBB / Baa	43.8%

BB / Ba	0.9%

D	0.5%

Not Rated	1.4%

Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, 2.19%, 9/01/27Δ	$54	$56

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $54)		$56

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.1%

WHOLE LOAN – 0.1%

SLM Private Education Loan Trust,
Series 2011-A, Class A1,
1.18%, 10/15/24Δ,Ω	$263,158	$264,059

TOTAL ASSET-BACKED SECURITY
(COST $263,158)		$264,059

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT

39

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 10.3%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.6%

Extended Stay America Trust,
Series 2013-ESH5, Class A15, 1.28%, 12/05/31Ω	$505,000	505,747

JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	561,273	595,292

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$1,101,039

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.5%

Series 1988-6, Class C, 9.05%, 6/15/19	4,566	4,800

Series 1989-112, Class I, 6.50%, 1/15/21	1,270	1,367

Series 1990-136, Class E, 6.00%, 4/15/21	3,454	3,722

Series 1990-141, Class D, 5.00%, 5/15/21	1,443	1,525

Series 1993-1577, Class PK, 6.50%, 9/15/23	47,965	53,137

Series 1993-1644, Class K, 6.75%, 12/15/23	40,232	44,672

Series 1994-1686, Class PJ, 5.00%, 2/15/24	5,061	5,409

Series 2003-2649, Class KA, 4.50%, 7/15/18	77,304	80,486

Series 2005-3062, Class LU, 5.50%, 10/15/16	1,434,579	1,452,723

Series 2011-3799, Class GK, 2.75%, 1/15/21	201,696	207,792

Series 2012-K710, Class A1, 1.44%, 1/25/19	2,377,490	2,397,568

Series 3893, Class DJ, 2.00%, 10/15/20	1,861,711	1,875,166

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$6,128,367

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 3.7%

Series 1993-113, Class PK, 6.50%, 7/25/23	41,347	46,057

Series 1993-127, Class H, 6.50%, 7/25/23	37,446	41,866

Series 1993-202, Class J, 6.50%, 11/25/23	21,085	23,547

Series 1994-3, Class PL, 5.50%, 1/25/24	42,787	46,717

Series 1994-55, Class H, 7.00%, 3/25/24	44,039	49,841

Series 2002-52, Class QA, 6.00%, 7/18/32	16,557	17,386

Series 2002-94, Class HQ, 4.50%, 1/25/18	616,759	637,140

Series 2003-3, Class BC, 5.00%, 2/25/18	464,640	487,938

Series 2009-70, Class NM, 3.25%, 8/25/19	1,100,104	1,137,249

Series 2011-66, Class QE, 2.00%, 7/25/21	736,130	745,402

Series 2011-71, Class DJ, 3.00%, 3/25/25	849,529	869,719

Series 2011-81, Class PA, 3.50%, 8/25/26	2,414,141	2,536,278

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$6,639,140

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 1.7%

Series 2005-44, Class PC, 5.00%, 12/20/33	627,531	648,361

Description	Par Value	Value

Series 2010-17, Class K, 4.00%, 3/16/22	$2,334,073	$2,398,099

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$3,046,460

WHOLE LOAN – 0.8%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 2.67%, 2/25/34Δ,S	245,285	243,480

Banc of America Mortgage Securities, Inc.,
Series 2004-B, Class 2A1, 2.66%, 3/25/34Δ	164,964	158,576

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 2.75%, 11/25/35Δ	1,053,658	951,404

TOTAL WHOLE LOAN		$1,353,460

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $18,567,621)		$18,268,466

CORPORATE BONDS – 72.0%

AEROSPACE & DEFENSE – 0.1%

L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	246,000	255,135

AUTOMOTIVE – 4.3%

American Honda Finance Corp.,
Sr. Unsecured, MTN, 1.50%, 3/13/18	1,400,000	1,407,112

Daimler Finance North America LLC,
Company Guaranteed, 1.38%, 8/01/17Ω	2,000,000	2,006,304

Hyundai Capital America,
Sr. Unsecured, 1.88%, 8/09/16Ω	400,000	403,986

Hyundai Capital America,
Sr. Unsecured, 2.00%, 3/19/18Ω	1,250,000	1,260,004

Johnson Controls, Inc.,
Sr. Unsecured, 1.40%, 11/02/17	1,000,000	999,207

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 0.64%, 3/12/20Δ	1,500,000	1,506,806

TOTAL AUTOMOTIVE		$7,583,419

BEVERAGES – 2.3%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 0.68%, 2/01/19Δ	160,000	160,134

Diageo Capital PLC,
Company Guaranteed, 0.63%, 4/29/16	475,000	475,601

Diageo Capital PLC,
Company Guaranteed, 5.50%, 9/30/16	2,000,000	2,129,782

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.90%, 1/15/16	1,226,000	1,243,851

TOTAL BEVERAGES		$4,009,368

CAPITAL MARKETS – 3.2%

Branch Banking & Trust Co.,
Sr. Unsecured, BKNT, 1.00%, 4/03/17	1,500,000	1,501,487

Fifth Third Bancorp,
Subordinated, 5.45%, 1/15/17	2,500,000	2,669,450

Raymond James Financial, Inc.,
Sr. Unsecured, 4.25%, 4/15/16	1,500,000	1,545,596

TOTAL CAPITAL MARKETS		$5,716,533

ANNUAL REPORT / April 30, 2015

40

PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

CHEMICALS – 0.6%

Monsanto Co.,
Sr. Unsecured, 1.15%, 6/30/17	$1,000,000	$1,004,410

COMMERCIAL BANKS – 15.3%

American Express Bank FSB,
Sr. Unsecured, BKNT, 6.00%, 9/13/17	1,400,000	1,548,380

Bank of America NA,
Sr. Unsecured, BKNT, 1.65%, 3/26/18	2,300,000	2,303,182

BB&T Corp.,
Sr. Unsecured, MTN, 0.94%, 2/01/19Δ	1,000,000	1,002,353

Capital One NA,
Sr. Unsecured, BKNT, 1.65%, 2/05/18	250,000	249,158

Citigroup, Inc.,
Sr. Unsecured, 1.70%, 4/27/18	1,680,000	1,674,149

Commonwealth Bank of Australia,
Sr. Unsecured, 0.67%, 3/12/18Δ,Ω	2,000,000	2,000,810

Goldman Sachs Group, Inc.,
Sr. Unsecured, 1.44%, 4/23/20Δ	945,000	956,290

Huntington National Bank (The),
Sr. Unsecured, 1.38%, 4/24/17	2,000,000	2,001,259

JPMorgan Chase & Co.,
Sr. Unsecured, H, 1.70%, 3/01/18	795,000	798,261

KeyBank N.A.,
Subordinated, BKNT, 5.70%, 11/01/17	900,000	988,236

KeyBank N.A.,
Subordinated, MTN, 5.45%, 3/03/16	1,000,000	1,037,793

National Australia Bank Ltd.,
Sr. Unsecured, MTN, 2.75%, 3/09/17	2,000,000	2,066,340

National City Bank,
Subordinated, BKNT, 0.63%, 6/07/17Δ	2,000,000	1,991,600

SunTrust Banks, Inc.,
Sr. Unsecured, 3.60%, 4/15/16	2,000,000	2,048,225

Toronto-Dominion Bank (The),
Sr. Unsecured, MTN, 0.57%, 3/13/18Δ	2,000,000	2,000,266

US Bancorp,
Sr. Unsecured, MTN, 0.75%, 11/15/18Δ	430,000	431,507

US Bancorp,
Sr. Unsecured, MTN, 0.68%, 4/25/19Δ	2,000,000	1,992,013

Wells Fargo & Co.,
Sr. Unsecured, MTN, 1.15%, 6/02/17	2,000,000	2,002,966

TOTAL COMMERCIAL BANKS		$27,092,788

COMPUTERS – 1.2%

Hewlett-Packard Co.,
Sr. Unsecured, 2.13%, 9/13/15	1,000,000	1,005,013

Hewlett-Packard Co.,
Sr. Unsecured, 3.30%, 12/09/16	1,000,000	1,034,308

TOTAL COMPUTERS		$2,039,321

DIVERSIFIED FINANCIAL SERVICES – 6.1%

American Express Credit Corp.,
Sr. Unsecured, 0.82%, 3/18/19Δ	800,000	800,752

Description	Par Value	Value

Capital One NA,
Sr. Unsecured, BKNT, 1.50%, 9/05/17	$1,200,000	$1,199,789

Charles Schwab Corp.,
Sr. Unsecured, 1.50%, 3/10/18	1,975,000	1,984,856

Ford Motor Credit Co. LLC,
Sr. Unsecured, FRN, 1.10%, 3/12/19Δ	1,000,000	998,256

General Electric Capital Corp.,
Company Guaranteed, 1.27%, 3/15/23Δ	2,000,000	2,014,993

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17	200,000	211,250

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.05%, 12/15/16	2,500,000	2,511,485

JPMorgan Chase & Co.,
Sr. Unsecured, FRN, 0.91%, 1/28/19Δ	1,000,000	1,002,955

TOTAL DIVERSIFIED FINANCIAL SERVICES		$10,724,336

ELECTRIC – 3.6%

Appalachian Power Co.,
Sr. Unsecured, K, 5.00%, 6/01/17	1,000,000	1,074,704

Consolidated Edison Co. of New York, Inc.,
Series 05-C, Sr. Unsecured, 5.38%, 12/15/15	110,000	113,268

Dominion Resources, Inc.,
Sr. Unsecured, 2.25%, 9/01/15	400,000	402,100

Entergy Corp.,
Sr. Unsecured, 4.70%, 1/15/17	2,000,000	2,092,123

Exelon Generation Co. LLC,
Sr. Unsecured, 6.20%, 10/01/17	1,505,000	1,661,215

FirstEnergy Corp.,
Series A, Sr. Unsecured, 2.75%, 3/15/18	1,000,000	1,022,299

TOTAL ELECTRIC		$6,365,709

ELECTRONICS – 1.1%

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 1.30%, 2/01/17	2,000,000	2,004,025

ENVIRONMENTAL CONTROL – 0.6%

Waste Management, Inc.,
Company Guaranteed, 2.60%, 9/01/16	1,100,000	1,120,242

FOOD PRODUCTS – 2.1%

Kroger Co.,
Sr. Unsecured, 1.20%, 10/17/16	2,600,000	2,607,372

McCormick & Co., Inc.,
Sr. Unsecured, 5.20%, 12/15/15	1,000,000	1,028,331

WM Wrigley Jr. Co.,
Sr. Unsecured, 1.40%, 10/21/16Ω	160,000	160,781

TOTAL FOOD PRODUCTS		$3,796,484

FOREST PRODUCTS & PAPER – 1.3%

International Paper Co.,
Sr. Unsecured, 5.25%, 4/01/16	2,250,000	2,335,498

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%

Zimmer Holdings, Inc.,
Sr. Unsecured, 1.45%, 4/01/17	1,135,000	1,139,843

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT

41

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

HEALTH CARE PROVIDERS & SERVICES – 2.3%

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.40%, 10/15/17	$3,000,000	$3,030,177

WellPoint, Inc.,
Sr. Unsecured, 2.38%, 2/15/17	1,000,000	1,021,443

TOTAL HEALTH CARE PROVIDERS & SERVICES		$4,051,620

HOME FURNISHINGS – 0.5%

Whirlpool Corp.,
Sr. Unsecured, 6.50%, 6/15/16	750,000	796,127

INSURANCE – 4.2%

American International Group, Inc.,
Sr. Unsecured, MTN, 5.85%, 1/16/18	1,000,000	1,114,837

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 1.60%, 5/15/17	2,000,000	2,031,816

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 4.00%, 10/15/17	2,000,000	2,135,500

Principal Financial Group, Inc.,
Company Guaranteed, 1.85%, 11/15/17	1,074,000	1,085,359

WR Berkley Corp.,
Sr. Unsecured, 5.60%, 5/15/15	1,150,000	1,152,242

TOTAL INSURANCE		$7,519,754

INTERNET – 0.1%

Alibaba Group Holding Ltd.,
Company Guaranteed, 1.63%, 11/28/17Ω	185,000	185,665

MEDIA – 1.2%

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Company Guaranteed, 3.13%, 2/15/16	2,000,000	2,034,201

METALS & MINING – 0.6%
Caterpillar Financial Services Corp.,
Sr. Unsecured, 1.75%, 3/24/17	1,000,000	1,016,566

MISCELLANEOUS MANUFACTURING – 1.4%

Eaton Corp.,
Company Guaranteed, 1.50%, 11/02/17	1,000,000	1,007,036

Ingersoll-Rand Global Holding Co. Ltd.,
Company Guaranteed, 6.88%, 8/15/18	1,325,000	1,533,894

TOTAL MISCELLANEOUS MANUFACTURING		$2,540,930

OIL & GAS – 3.0%

Anadarko Petroleum Corp.,
Sr. Unsecured, 6.38%, 9/15/17	1,500,000	1,668,515

Chevron Corp.,
Sr. Unsecured, 1.37%, 3/02/18	1,000,000	1,004,963

Husky Oil Ltd.,
Sr. Unsecured, 7.55%, 11/15/16	221,000	239,725

Phillips 66,
Company Guaranteed, 2.95%, 5/01/17	1,000,000	1,034,843

Valero Energy Corp.,
Company Guaranteed, 6.13%, 2/01/20	1,207,000	1,397,861

TOTAL OIL & GAS		$5,345,907

Description	Par Value	Value

PHARMACEUTICALS – 3.0%

AbbVie, Inc.,
Sr. Unsecured, 1.75%, 11/06/17	$2,000,000	$2,013,099

Actavis Funding SCS,
Company Guaranteed, 1.35%, 3/12/18Δ	800,000	807,736

Actavis Funding SCS,
Company Guaranteed, 1.52%, 3/12/20Δ	1,410,000	1,436,559

Eli Lilly & Co.,
Sr. Unsecured, 1.25%, 3/01/18	1,000,000	1,003,164

TOTAL PHARMACEUTICALS		$5,260,558

PIPELINES – 1.1%

Kinder Morgan, Inc.,
Company Guaranteed, 2.00%, 12/01/17	1,000,000	1,004,185

Plains All American Pipeline LP / PAA Finance Corp.,
Sr. Unsecured, 3.95%, 9/15/15	1,000,000	1,011,415

TOTAL PIPELINES		$2,015,600

REAL ESTATE INVESTMENT TRUSTS – 6.7%

AvalonBay Communities, Inc.,
Sr. Unsecured, 3.63%, 10/01/20	1,500,000	1,587,970

BioMed Realty LP,
Company Guaranteed, 2.63%, 5/01/19	1,000,000	1,008,152

Boston Properties LP,
Sr. Unsecured, 3.70%, 11/15/18	2,000,000	2,128,565

Digital Realty Trust LP,
Company Guaranteed, 4.50%, 7/15/15	2,000,000	2,006,250

HCP, Inc.,
Sr. Unsecured, MTN, 6.30%, 9/15/16	2,000,000	2,137,472

Health Care REIT, Inc.,
Sr. Unsecured, 2.25%, 3/15/18	2,000,000	2,028,854

Ventas Realty LP,
Company Guaranteed, 1.55%, 9/26/16	1,000,000	1,007,407

TOTAL REAL ESTATE INVESTMENT TRUSTS		$11,904,670

RETAIL – 1.5%

CVS Caremark Corp.,
Sr. Unsecured, 1.20%, 12/05/16	2,200,000	2,215,465

Walgreen Co.,
Sr. Unsecured, 1.80%, 9/15/17	500,000	505,180

TOTAL RETAIL		$2,720,645

SEMICONDUCTORS – 1.4%

Intel Corp.,
Sr. Unsecured, 1.35%, 12/15/17	2,500,000	2,515,877

TELECOMMUNICATIONS – 2.1%

AT&T, Inc.,
Sr. Unsecured, 1.16%, 6/30/20Δ	900,000	904,322

Cisco Systems, Inc.,
Sr. Unsecured, 1.10%, 3/03/17	800,000	805,546

Verizon Communications, Inc.,
Sr. Unsecured, 1.04%, 6/17/19Δ	2,000,000	2,018,411

TOTAL TELECOMMUNICATIONS		$3,728,279

ANNUAL REPORT / April 30, 2015

42

PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 0.5%

Ryder System, Inc., Sr. Unsecured, MTN, 3.60%, 3/01/16	$400,000	$408,682

Vessel Management Services, Inc., U.S. Government Guaranteed, 6.75%, 7/15/25	437,000	515,196

TOTAL TRANSPORTATION		$923,878

TOTAL CORPORATE BONDS
(COST $127,175,328)		$127,747,388

GOVERNMENT AGENCIES – 4.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.5%

0.88%, 10/14/16	3,000,000	3,015,553

2.00%, 8/25/16	1,000,000	1,019,973

5.13%, 10/18/16	2,000,000	2,135,161

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$6,170,687

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%

0.38%, 7/05/16	2,000,000	1,999,840

SMALL BUSINESS ADMINISTRATION – 0.1%

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-C, 6.70%, 3/01/16	5,026	5,166

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-K, 6.95%, 11/01/16	65,255	67,685

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-L, 6.70%, 12/01/16	33,977	34,939

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1997-E, 7.30%, 5/01/17	1,406	1,483

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1999-I, 7.30%, 9/01/19	4,011	4,334

TOTAL SMALL BUSINESS ADMINISTRATION		$113,607

TOTAL GOVERNMENT AGENCIES
(COST $8,100,871)		$8,284,134

MORTGAGE-BACKED SECURITIES – 7.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.7%

Pool 287773, 7.50%, 3/01/17	353	364

Pool 538733, 9.00%, 9/01/19	232	239

Pool A18401, 6.00%, 2/01/34	637,406	734,105

Pool C78010, 5.50%, 4/01/33	867,492	996,163

Pool C80328, 7.50%, 7/01/25	31,037	36,048

Pool G01425, 7.50%, 5/01/32	70,216	81,684

Pool G01831, 6.00%, 5/01/35	167,967	191,822

Description	Par Value	Value

Pool G12709, 5.00%, 7/01/22	$139,029	$147,240

Pool G14695, 4.50%, 6/01/26	796,339	840,590

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,028,255

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 5.2%

Pool 202957, 8.00%, 8/01/21	2,645	2,798

Pool 252439, 6.50%, 5/01/29	31,774	36,756

Pool 255933, 5.50%, 11/01/35	159,000	180,504

Pool 323419, 6.00%, 12/01/28	56,409	64,760

Pool 334593, 7.00%, 5/01/24	65,822	75,953

Pool 39862, 9.75%, 9/01/17	3,700	3,879

Pool 436746, 6.50%, 8/01/28	44,272	47,733

Pool 440401, 6.50%, 8/01/28	152,706	176,361

Pool 485678, 6.50%, 3/01/29	31,168	33,693

Pool 494375, 6.50%, 4/01/29	2,607	2,691

Pool 545051, 6.00%, 9/01/29	80,966	92,750

Pool 725418, 6.50%, 5/01/34	151,516	174,892

Pool 833143, 5.50%, 9/01/35	930,901	1,057,967

Pool 843323, 5.50%, 10/01/35	99,080	112,480

Pool AE2520, 3.00%, 1/01/26	392,672	413,516

Pool MA0909, 3.00%, 11/01/21	774,095	815,408

Pool MA0921, 3.00%, 12/01/21	5,631,486	5,932,038

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$9,224,179

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 1061, 9.00%, 4/20/23	14,584	15,181

Pool 1886, 9.00%, 10/20/24	889	935

Pool 188603, 9.00%, 11/15/16	2,984	3,049

Pool 208196, 9.00%, 2/15/17	4,814	4,922

Pool 306066, 8.50%, 7/15/21	3,701	4,275

Pool 307983, 8.50%, 7/15/21	14,320	14,752

Pool 341948, 8.50%, 1/15/23	6,041	6,207

Pool 346572, 7.00%, 5/15/23	9,122	9,787

Pool 484269, 7.00%, 9/15/28	40,761	44,504

Pool 581522, 6.00%, 5/15/33	161,572	177,236

Pool 592505, 6.00%, 4/15/33	147,291	159,260

Pool 780440, 8.50%, 11/15/17	628	666

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$440,774

TOTAL MORTGAGE-BACKED SECURITIES
(COST $12,152,414)		$12,693,208

MUNICIPAL BOND – 0.1%

DEVELOPMENT – 0.1%

City of Miami, FL, Rent Revenue, Series 1998, 8.65%, 7/01/19	115,000	131,530

TOTAL MUNICIPAL BOND
(COST $122,721)		$131,530

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT

43

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

U.S. TREASURY – 5.2%

U.S. TREASURY NOTES – 5.2%

0.38%, 10/31/16#	$3,500,000	$3,496,433

0.50%, 4/30/17	5,750,000	5,741,433

TOTAL U.S. TREASURY NOTES		$9,237,866

TOTAL U.S. TREASURY
(COST $9,231,014)		$9,237,866

Description	Number of Shares	Value

MONEY MARKET FUND – 1.3%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	2,326,733	$2,326,733

TOTAL MONEY MARKET FUND
(COST $2,326,733)		$2,326,733

TOTAL INVESTMENTS IN SECURITIES – 100.9%
(COST $177,939,914)		$178,953,440

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.1%

REPURCHASE AGREEMENTS – 1.1%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $96,908, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $98,846.	$96,908	$96,908

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $368,272, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $375,636.	368,271	368,271

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $368,272, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $375,639.	368,271	368,271

Daiwa Capital Markets America, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $368,273, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $375,636.	368,271	368,271

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $368,272, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $375,637.	368,271	368,271

Nomura Securities International, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $368,272, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $375,636.	368,271	368,271

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $1,938,263)		$1,938,263

TOTAL INVESTMENTS – 102.0%
(COST $179,878,177)		$180,891,703

COLLATERAL FOR SECURITIES ON LOAN – (1.1%)		(1,938,263)

OTHER LIABILITIES LESS ASSETS – (0.9%)		(1,519,493)

TOTAL NET ASSETS – 100.0%		$177,433,947

ANNUAL REPORT / April 30, 2015

44

PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $179,878,279. The net unrealized appreciation/(depreciation) of investments was $1,013,424. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,442,412 and net unrealized depreciation from investments for those securities having an excess of cost over value of $428,988.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$56	$—	$56

Asset-Backed Security	—	264,059	—	264,059

Collateralized Mortgage Obligations	—	18,268,466	—	18,268,466

Corporate Bonds	—	127,747,388	—	127,747,388

Government Agencies	—	8,284,134	—	8,284,134

Mortgage-Backed Securities	—	12,693,208	—	12,693,208

Municipal Bond	—	131,530	—	131,530

U.S. Treasury	—	9,237,866	—	9,237,866

Money Market Fund	2,326,733	—	—	2,326,733

Repurchase Agreements	—	1,938,263	—	1,938,263

Total	$2,326,733	$178,564,970	$—	$180,891,703

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

S	All or a portion of this security was segregated for extended settlement contracts.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $6,787,356 representing 3.8% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

BKNT - Bank Note

CMBS - Commercial Mortgage-Backed Securities

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

MTN - Medium Term Note

NA - North America

PLC - Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

45

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

General Obligations	25.9%

Transportation	14.7%

Medical	14.2%

Higher Education	11.5%

Dedicated Tax	9.1%

School District	7.8%

Water & Sewer	7.4%

Utilities	2.4%

Airport	2.1%

Pre-Refunded/Escrow	2.1%

Lease	0.8%

Continuing Care	0.4%

Power	0.4%

Cash Equivalents[1]	0.2%

Other Assets and Liabilities – Net[2]	1.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA / Aaa	18.1%

AA / Aa	59.8%

A / A	18.8%

Not Rated	2.3%

Other Assets and Liabilities – Net[2]	1.0%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value

MUNICIPAL BONDS – 98.8%

ALABAMA – 0.9%

HIGHER EDUCATION – 0.5%

Auburn University, AL, Advance Refunding Revenue Bonds, (Series A), 5.00%, 6/01/21	$1,200,000	$1,428,300

MEDICAL – 0.4%

The University of Alabama, Refunding Revenue Bonds, (Series A), 5.75%, 9/01/22Δ	1,000,000	1,142,920

TOTAL ALABAMA		$2,571,220

Description	Par Value	Value

ARIZONA – 2.8%

SCHOOL DISTRICT – 0.8%

Maricopa County Unified School District No 80 Chandler, AZ, GO Limited, Economic Defeasance, 5.00%, 7/01/21	$2,000,000	$2,382,440

WATER & SEWER – 2.0%

Arizona Water Infrastructure Finance Authority, Revenue Bonds, Water Utility Improvements, (Series A), 5.00%, 10/01/23	3,000,000	3,393,690

City of Tucson, AZ, Refunding Revenue Bonds, (Water Revenue), 5.00%, 7/01/30	2,255,000	2,651,993

TOTAL WATER & SEWER		$6,045,683

TOTAL ARIZONA		$8,428,123

ANNUAL REPORT / April 30, 2015

46

PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

CALIFORNIA – 6.4%

GENERAL OBLIGATIONS – 0.8%

Grossmont Healthcare District, CA, GO Unlimited, (Series C), (Health, Hospital & Nursing Home Improvements), 5.00%, 7/15/23	$2,000,000	$2,433,900

HIGHER EDUCATION – 1.7%

Los Angeles Unified School District, CA, Certificate Participation Refunding Bonds, (Series B), (Headquarters Building), 5.00%, 10/01/27	4,300,000	4,974,154

TRANSPORTATION – 2.0%

Bay Area Toll Authority, CA, Refunding Revenue Bonds, (San Francisco Bay Area), 5.00%, 4/01/26	5,000,000	5,979,950

WATER & SEWER – 1.9%

City of San Francisco Public Utilities Commission Water Revenue, CA, Refunding Revenue Bonds, (Series C), (Water Revenue), 5.00%, 11/01/27	5,000,000	5,832,750

TOTAL CALIFORNIA		$19,220,754

COLORADO – 0.8%

AIRPORT – 0.8%

City & County of Denver Airport System Revenue, CO, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/25	2,000,000	2,350,740

TOTAL COLORADO		$2,350,740

DISTRICT OF COLUMBIA – 0.8%

DEDICATED TAX – 0.8%

District of Columbia, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/27	2,000,000	2,341,120

TOTAL DISTRICT OF COLUMBIA		$2,341,120

FLORIDA – 1.9%

HIGHER EDUCATION – 1.9%

Broward County School Board, FL, Certificate Participation Refunding Bonds,, (Series A), 5.00%, 7/01/21	3,000,000	3,537,090

St. Johns County School Board, FL, Certificate Participation Refunding Bonds, 5.00%, 7/01/20	2,000,000	2,325,280

TOTAL HIGHER EDUCATION		$5,862,370

TOTAL FLORIDA		$5,862,370

GEORGIA – 2.4%

GENERAL OBLIGATIONS – 2.4%

State of Georgia, GO Unlimited, (Series A-1), (Public Improvements), 5.00%, 2/01/22	6,000,000	7,291,320

TOTAL GEORGIA		$7,291,320

Description	Par Value	Value

ILLINOIS – 6.8%

DEDICATED TAX – 1.0%

State of Illinois, Revenue Bonds, Public Improvements, (National Reinsurance FGIC), 6.00%, 6/15/26	$2,500,000	$3,225,100

GENERAL OBLIGATIONS – 2.3%

Metropolitan Water Reclamation District of Greater Chicago, GO Limited, (Series C-Green Bond), (Water Utility & Sewer Improvements), 5.00%, 12/01/28	5,865,000	6,924,160

MEDICAL – 0.4%

Illinois State Finance Authority, Refunding Revenue Bonds, (Series A), (Rush University Medical Center), 5.00%, 11/15/29	1,000,000	1,147,510

SCHOOL DISTRICT – 1.1%

Du Page & Will Counties, IL, Community School District No 204 Indian Prairie, GO Unlimited, Advance Refunding, (Series A), 5.00%, 12/30/19	2,785,000	3,230,934

TRANSPORTATION – 2.0%

Illinois State Toll Highway Authority, Refunding Revenue Bonds, (Series D), 5.00%, 1/01/24	5,000,000	6,016,250

TOTAL ILLINOIS		$20,543,954

INDIANA – 1.2%

GENERAL OBLIGATIONS – 0.5%

Indianapolis-Marion County Public Library, GO Unlimited, Refunding Revenue Bonds, (State Intercept Program), 5.00%, 1/01/19	1,270,000	1,439,774

MEDICAL – 0.7%

Indiana Finance Authority, Refunding Revenue Bonds, (Series C), (Franciscan Alliance Inc., OBG), 5.00%, 11/01/21	2,000,000	2,230,660

TOTAL INDIANA		$3,670,434

KANSAS – 1.2%

GENERAL OBLIGATIONS – 1.2%

City of Wichita, KS, GO Unlimited, Current Refunding, (Series A), 5.00%, 12/01/18	3,085,000	3,502,771

TOTAL KANSAS		$3,502,771

MARYLAND – 17.1%

CONTINUING CARE – 0.4%

Baltimore County, MD, Revenue Refunding Bonds, (Series A), (Oak Crest Village, Inc.), 5.00%, 1/01/22	1,200,000	1,263,456

GENERAL OBLIGATIONS – 7.9%

Baltimore County, MD, GO Unlimited, Refunding Notes, 5.00%, 11/01/18	1,000,000	1,136,090

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

47

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Baltimore County, MD, GO Unlimited, Refunding Notes, (Public Improvements), 5.00%, 2/01/28	$1,000,000	$1,171,070

Cecil County, MD, GO Unlimited, Refunding Bonds, (County Commissioners-Consolidated Public Improvements), 5.00%, 11/01/23	2,590,000	3,148,585

Charles County, MD, GO Unlimited, Refunding Bonds, (Public Improvements), 5.00%, 3/01/20	3,020,000	3,535,937

Frederick County, MD, GO Unlimited, Refunding Bonds, (Public Facilities), 5.25%, 11/01/19	1,500,000	1,760,925

Howard County, MD, GO Unlimited, Refunding Bonds, (Series B), 5.00%, 8/15/18	2,500,000	2,825,200

Montgomery County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 7/01/21	2,000,000	2,407,760

Montgomery County, MD, GO Unlimited, Refunding Notes, (Public Improvements)

5.00%, 8/01/19	1,570,000	1,817,055

5.00%, 7/01/22	2,000,000	2,316,540

Prince George’s County, MD, GO Limited, Public Improvements, (Series A), 5.00%, 9/15/27	1,020,000	1,211,995

Washington Suburban Sanitary Commission, MD, GO Unlimited, Refunding Bonds, (General Construction), 6.00%, 6/01/18	1,000,000	1,152,940

Washington Suburban Sanitary Commission, MD, GO Unlimited, Water & Utility Improvements, 5.00%, 6/01/18	1,315,000	1,477,929

TOTAL GENERAL OBLIGATIONS		$23,962,026

HIGHER EDUCATION – 1.2%

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (Johns Hopkins University), 5.00%, 7/01/26	3,000,000	3,557,550

LEASE – 0.4%

Maryland Economic Development Corp., Revenue Bonds, General Improvements, (Public Health Laboratory), 5.00%, 6/01/19	1,000,000	1,147,340

MEDICAL – 2.7%

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Anne Arundel Health Systems)

5.00%, 7/01/22	1,000,000	1,173,900

5.00%, 7/01/25	1,000,000	1,157,450

5.00%, 7/01/26	1,100,000	1,264,659

Maryland Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series C), (Upper Chesapeake Medical Center), 5.50%, 1/01/28	2,500,000	2,729,000

Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Health System), 5.00%, 7/01/19	1,000,000	1,149,230

Description	Par Value	Value

Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, (Series C), (Johns Hopkins Health System), 5.00%, 5/15/28	$675,000	$781,258

TOTAL MEDICAL		$8,255,497

TRANSPORTATION – 3.5%

Maryland State Department of Transportation, Refunding Revenue Bonds, 5.00%, 5/01/18	825,000	924,561

Maryland State Department of Transportation, Revenue Bonds, Transit Improvements, 5.00%, 2/15/28	1,375,000	1,578,706

Maryland State Transportation Authority, Refunding Revenue Bonds

5.00%, 7/01/18	2,500,000	2,814,525

5.00%, 7/01/25	1,000,000	1,184,400

Maryland State Transportation Authority, Revenue Bonds, Highway Improvements, 5.25%, 3/01/18	3,520,000	3,949,651

TOTAL TRANSPORTATION		$10,451,843

WATER & SEWER – 1.0%

Maryland Water Quality Financing Administration Revolving Loan Fund, Revenue Bonds, Sewer Improvements, 5.00%, 3/01/20	2,525,000	2,968,011

TOTAL MARYLAND		$51,605,723

MASSACHUSETTS – 1.0%

WATER & SEWER – 1.0%

Massachusetts Water Resources Authority, Refunding Revenue Bonds, (Series B), (AGM), 5.25%, 8/01/27	2,325,000	2,958,051

TOTAL MASSACHUSETTS		$2,958,051

MICHIGAN – 8.8%

DEDICATED TAX – 4.1%

Michigan Finance Authority, Refunding Revenue Bonds, (Series A), (Unemployment Obligation Assessment), 5.00%, 7/01/18	3,500,000	3,941,490

Michigan Finance Authority, Refunding Revenue Bonds, (Series B), (Unemployment Obligation Assessment), 5.00%, 7/01/21	2,000,000	2,234,060

Michigan Finance Authority, Revenue Bonds, Repayment of Bank Loan, (Series H-1), 5.00%, 10/01/25	5,215,000	6,126,008

TOTAL DEDICATED TAX		$12,301,558

MEDICAL – 0.5%

Royal Oak Hospital Finance Authority, MI, Refunding Revenue Bonds, (Series D), (William Beaumont Hospital), 5.00%, 9/01/20	1,200,000	1,403,484

ANNUAL REPORT / April 30, 2015

48

PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 3.1%

Ann Arbor School District, MI, GO Unlimited, Refunding Revenue Bonds, (Q-SBLF), 5.00%, 5/01/17	$1,000,000	$1,084,260

Grand Ledge Public Schools, MI, GO Unlimited, Current Refunding, (Q-SBLF)

5.00%, 5/01/22	1,195,000	1,415,358

5.00%, 5/01/24	2,810,000	3,360,732

Huron Valley School District, MI, GO Unlimited, Current Refunding, (Q-SBLF), 5.00%, 5/01/20	1,000,000	1,161,980

Troy School District, MI, GO Unlimited, Advance Refunding, (Q-SBLF), 5.00%, 5/01/20	2,085,000	2,424,188

TOTAL SCHOOL DISTRICT		$9,446,518

UTILITIES – 1.1%

Lansing Board of Water & Light, Revenue Bonds, (Series A), 5.00%, 7/01/29	3,000,000	3,402,180

TOTAL MICHIGAN		$26,553,740

MINNESOTA – 0.9%

MEDICAL – 0.9%

City of Rochester, MN, Refunding Revenue Bonds, (Series A), (Mayo Clinic), 4.00%, 11/15/30Δ	2,500,000	2,738,600

TOTAL MINNESOTA		$2,738,600

MISSOURI – 1.3%

AIRPORT – 0.3%

City of St Louis, MO, Airport Revenue, Refunding Revenue Bonds, (Series A), (Lambert International Airport), (AGM), 5.00%, 7/01/23	1,000,000	1,074,370

MEDICAL – 1.0%

Missouri State Health & Educational Facilities Authority, MO, Refunding Revenue Bonds, (Series A), (SSM Health Care)

5.00%, 6/01/20	1,000,000	1,167,030

5.00%, 6/01/28	1,500,000	1,741,005

TOTAL MEDICAL		$2,908,035

TOTAL MISSOURI		$3,982,405

NEVADA – 1.1%

DEDICATED TAX – 0.7%

County of Clark, NV, Refunding Revenue Bonds, (Motor Vehicle Fuel Tax), 5.00%, 7/01/18	2,000,000	2,244,260

SCHOOL DISTRICT – 0.4%

Washoe County School District, NV, GO Limited, Refunding Revenue Bonds, (Series A), 4.00%, 6/01/18	1,000,000	1,088,170

TOTAL NEVADA		$3,332,430

Description	Par Value	Value

NEW JERSEY – 2.5%

GENERAL OBLIGATIONS – 0.7%

County of Essex, NJ, GO Unlimited,, (Series A), ( Public Improvements), 5.00%, 8/01/19	$1,870,000	$2,151,828

HIGHER EDUCATION – 1.2%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	3,000,000	3,492,420

TRANSPORTATION – 0.6%

New Jersey State Turnpike Authority, Revenue Bonds, (Series A), (Highway Improvement), 5.00%, 1/01/27	1,645,000	1,928,565

TOTAL NEW JERSEY		$7,572,813

NEW YORK – 7.8%

DEDICATED TAX – 3.0%

Nassau County Interim Finance Authority, NY, Refunding Revenue Bonds, (Series A), (Sales Tax), 5.00%, 11/15/21	1,960,000	2,364,740

New York City, Transitional Finance Authority, NY, Refunding Revenue Bonds, (Subseries E), 5.00%, 11/01/22	4,125,000	4,896,953

New York Local Government Assistance Corp., NY, Refunding Revenue Bonds, (Series A), (GO of Corp.), 5.00%, 4/01/19	1,500,000	1,723,500

TOTAL DEDICATED TAX		$8,985,193

GENERAL OBLIGATIONS – 0.4%

County of Sullivan, NY, GO Limited, Refunding Revenue Bonds, (Public Improvement), 5.00%, 7/15/18	1,100,000	1,226,291

LEASE – 0.4%

Erie County Industrial Development Agency School, NY, Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 5/01/18	1,000,000	1,119,000

TRANSPORTATION – 4.0%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Series B), (Transit Improvements), 5.00%, 11/15/29	3,000,000	3,464,310

New York State Thruway Authority, Refunding Revenue Bonds,, 5.00%, 1/01/30	5,500,000	6,344,745

Port Authority of New York & New Jersey, Refunding Revenue Bonds, (Port, Airport & Marina Improvements), 5.00%, 12/01/23	2,000,000	2,412,760

TOTAL TRANSPORTATION		$12,221,815

TOTAL NEW YORK		$23,552,299

NORTH CAROLINA – 1.0%

GENERAL OBLIGATIONS – 1.0%

City of Charlotte, NC, GO Unlimited, Refunding Revenue Bonds, (Series A), 5.00%, 7/01/18	2,745,000	3,092,188

TOTAL NORTH CAROLINA		$3,092,188

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

49

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

OHIO – 0.8%

GENERAL OBLIGATIONS – 0.8%

Akron-Summit County Public Library, OH, GO Unlimited, Refunding Revenue Bonds, 5.00%, 12/01/20	$1,960,000	$2,311,742

TOTAL OHIO		$2,311,742

PENNSYLVANIA – 9.6%

DEDICATED TAX – 0.6%

Sports & Exhibition Authority of Pittsburgh & Allegheny County, PA, Refunding Revenue Bonds, (AGM), 5.00%, 2/01/23	1,520,000	1,746,328

GENERAL OBLIGATIONS – 0.9%

Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC), 6.00%, 9/01/19	2,410,000	2,786,587

HIGHER EDUCATION – 1.7%

Pennsylvania Higher Educational Facilities Authority, Current Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,670,599

Pennsylvania State University, Refunding Revenue Bonds, (Series B), 5.25%, 8/15/22	1,865,000	2,280,205

TOTAL HIGHER EDUCATION		$4,950,804

MEDICAL – 2.2%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,430,000	1,712,382

Lancaster County Hospital Authority, PA, Refunding Revenue Bonds, (Series B), (Lancaster General Hospital, OBG)

5.00%, 3/15/19	1,485,000	1,600,043

5.00%, 3/15/23	1,770,000	1,896,803

Pennsylvania Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A), (University of Pennsylvania Health System, OBG), 5.00%, 8/15/18	1,200,000	1,340,448

TOTAL MEDICAL		$6,549,676

PRE-REFUNDED/ESCROW – 2.1%

Bucks County Industrial Development Authority, PA, IDA, Revenue Bonds, ETM, (Senior Lifestyles, Inc., OBG), 10.00%, 5/15/19	4,775,000	6,431,352

SCHOOL DISTRICT – 1.6%

Hamburg Area School District, PA, GO Unlimited, Refunding Revenue Notes, (Series A), (AGM State Aid Withholding), 5.50%, 4/01/24	2,405,000	2,837,395

Pittsburgh Public Schools, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	2,038,659

TOTAL SCHOOL DISTRICT		$4,876,054

Description	Par Value	Value

TRANSPORTATION – 0.5%

Pennsylvania State Turnpike Commission, PA, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/21	$1,400,000	$1,613,010

TOTAL PENNSYLVANIA		$28,953,811

TENNESSEE – 0.6%

GENERAL OBLIGATIONS – 0.6%

Metropolitan Government of Nashville & Davidson County, TN, GO Unlimited, Refunding Revenue Bonds, 5.00%, 7/01/17	1,610,000	1,761,710

TOTAL TENNESSEE		$1,761,710

TEXAS – 14.5%

AIRPORT – 1.0%

Dallas/Fort Worth International Airport, TX, Refunding Revenue Bonds, (Series D), 5.25%, 11/01/23	2,500,000	3,001,525

GENERAL OBLIGATIONS – 2.6%

City of Frisco, TX, GO Limited, Refunding Revenue Bonds, (Recreational Facilities Improvements), 5.00%, 2/15/18	2,000,000	2,225,260

County of Travis, TX, GO Limited, Refunding Revenue Bonds, 5.00%, 3/01/19	1,270,000	1,450,924

State of Texas, GO Unlimited, Highway Improvements, (Transportation Commission), 5.00%, 4/01/21	3,440,000	4,093,806

TOTAL GENERAL OBLIGATIONS		$7,769,990

HIGHER EDUCATION – 1.8%

Harris County Cultural Education Facilities Finance Corp., TX, Refunding Revenue Bonds, (Series A), (Baylor College of Medicine, OBG)

5.00%, 11/15/18	1,690,000	1,898,732

5.00%, 11/15/19	3,105,000	3,554,697

TOTAL HIGHER EDUCATION		$5,453,429

MEDICAL – 4.5%

North Central Texas Health Facility Development Corp., TX, Refunding Revenue Bonds, (Children’s Medical Center of Dallas Project, OBG), 5.00%, 8/15/18	1,000,000	1,121,590

Tarrant County Cultural Education Facilities Finance Corp., TX, Refunding Revenue Bonds, (Series A), (Texas Health Resources, OBG), 5.00%, 2/15/21	5,000,000	5,365,050

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	7,173,201

TOTAL MEDICAL		$13,659,841

SCHOOL DISTRICT – 0.8%

Mesquite Independent School District, TX, GO Unlimited, Refunding Revenue Bonds, (Series B), (PSF-GTD), 5.00%, 8/15/19	2,165,000	2,499,038

ANNUAL REPORT / April 30, 2015

50

PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 1.0%

County of Harris, TX, Refunding Revenue Bonds, (Series C), (Senior Lien-Toll Road), 5.00%, 8/15/26	$2,420,000	$2,818,961

UTILITIES – 1.3%

City of Houston Utility System, TX, Refunding Revenue Bonds, (Series C), (Comb-First Lien)

5.00%, 5/15/21	1,250,000	1,487,550

5.00%, 5/15/23	2,000,000	2,440,060

TOTAL UTILITIES		$3,927,610

WATER & SEWER – 1.5%

City of Austin Water & Wastewater System, TX, Refunding Revenue Bonds, 5.00%, 5/15/20	3,810,000	4,463,948

TOTAL TEXAS		$43,594,342

UTAH – 0.9%

MEDICAL – 0.9%

County of Utah, UT, Revenue Bonds, (IHC Health Services Inc., OBG)

5.00%, 5/15/25	1,165,000	1,346,903

5.00%, 5/15/26	1,200,000	1,381,776

TOTAL MEDICAL		$2,728,679

TOTAL UTAH		$2,728,679

VIRGINIA – 1.5%

HIGHER EDUCATION – 1.5%

Virginia, College Building Authority, VA, Revenue Bonds, University & College Improvements, (Series A), (Public Higher Education Financing, OBG), 5.00%, 9/01/19	4,000,000	4,624,920

TOTAL VIRGINIA		$4,624,920

WASHINGTON – 3.1%

DEDICATED TAX – 0.9%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, Transit Improvements, (National Reinsurance FGIC), 5.25%, 2/01/21	2,300,000	2,687,067

GENERAL OBLIGATIONS – 1.8%

State of Washington, GO Unlimited, Refunding Revenue Bonds, (Series R-C), 5.00%, 7/01/24	4,500,000	5,463,585

POWER – 0.4%

County of Lewis Public Utility District No. 1, WA, Current Refunding Revenue Bonds, 5.25%, 10/01/28	1,000,000	1,187,140

TOTAL WASHINGTON		$9,337,792

Description	Par Value	Value

WISCONSIN – 1.1%

TRANSPORTATION – 1.1%

Wisconsin Department of Transportation, Refunding Revenue Bonds, (Series 2), 5.00%, 7/01/19	$1,500,000	$1,727,805

Wisconsin Department of Transportation, Revenue Bonds, (Series 1), (Highway Improvements), 5.00%, 7/01/22	1,500,000	1,732,110

TOTAL TRANSPORTATION		$3,459,915

TOTAL WISCONSIN		$3,459,915

TOTAL MUNICIPAL BONDS
(COST $289,033,504)		$297,943,966

	Number of Shares

MONEY MARKET FUND – 0.2%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	646,674	$646,674

TOTAL MONEY MARKET FUND
(COST $646,674)		$646,674

TOTAL INVESTMENTS – 99.0%
(COST $289,680,178)		$298,590,640

OTHER ASSETS LESS LIABILITIES – 1.0%		2,919,827

TOTAL NET ASSETS – 100.0%		$301,510,467

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

51

Wilmington Municipal Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $289,680,178. The net unrealized appreciation/(depreciation) of investments was $8,910,462. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,744,260 and net unrealized depreciation from investments for those securities having an excess of cost over value of $833,798.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$297,943,966	$—	$297,943,966

Money Market Fund	646,674	—	—	646,674

Total	$646,674	$297,943,966	$—	$298,590,640

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

The following acronyms are used throughout this Fund:

AGM - Assured Guaranty Municipal

ETM - Escrowed to Maturity

FGIC - Financial Guarantee Insurance Company

GO - General Obligation

GTD - Guaranteed

IDA - Industrial Development Authority/Agency

OBG - Obligation

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

UPMC - University of Pittsburgh Medical Center

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

52

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2015, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets
General Obligations	16.9%
Dedicated Tax	15.2%
Lease	14.1%
Transportation	12.9%
School District	9.8%
Medical	8.8%
Water & Sewer	7.1%
Higher Education	4.8%
Pre-Refunded/Escrow	4.8%
Power	3.6%
Cash Equivalents[1]	3.5%
Other Assets and Liabilities – Net[2]	(1.5)%
TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA / Aaa	5.5%
AA / Aa	65.2%
A / A	16.8%
Not Rated	14.0%
Other Assets and Liabilities – Net[2]	(1.5)%
TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value	Value
MUNICIPAL BONDS – 98.0%

NEW YORK – 98.0%

DEDICATED TAX – 15.2%

Nassau County Interim Finance Authority, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/21	$1,000,000	$1,206,500

New York Local Government Assistance Corp., Refunding Revenue Notes, (Series A), (GO of Corp.), 5.00%, 4/01/20	3,000,000	3,541,410

New York State Dormitory Authority, Revenue Bonds, University & College Improvements, (Series A), 5.00%, 3/15/25	5,100,000	6,190,074

Description	Par Value	Value
New York State Thruway Authority, Revenue Bonds, Public Improvements, (Series A), 5.25%, 3/15/23	$1,000,000	$1,106,070

New York State Thruway Authority, Revenue Bonds, Transit Improvements, (Series A), 5.00%, 3/15/27	1,000,000	1,118,900

TOTAL DEDICATED TAX		$13,162,954

GENERAL OBLIGATIONS – 16.9%

County of Albany NY, AD Velorem Property Tax, GO, Refunding Bonds, 5.00%, 9/15/20	2,595,000	3,067,601

New York Municipal Bond Bank Agency, Refunding Revenue Bonds, (Subseries B1)/(AGM), 5.00%, 4/15/21	3,000,000	3,400,500

New York State, GO Unlimited, Highway Improvements, (Series E), (State Aid Withholding), 5.00%, 12/15/21	2,090,000	2,542,527

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

53

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value
Town of Brookhaven NY, Refunding Bonds, Economic Defeasance, AD Velorem Property Tax, 5.00%, 5/01/19	$1,000,000	$1,149,360

Town of Hempstead NY, Refunding Bonds, Public Improvements, (Series A), AD Velorem Property Tax, 5.00%, 8/15/19	2,100,000	2,369,451

Town of Islip NY, GO, Refunding Bonds, AD Valorem Property Tax, 5.00%, 2/01/19	1,795,000	2,046,641

TOTAL GENERAL OBLIGATIONS		$14,576,080

HIGHER EDUCATION – 4.8%

New York State Dormitory Authority, Revenue Bond, University and College Improvements, (Series A), 5.00%, 7/01/28	1,000,000	1,165,980

New York State Dormitory Authority, Revenue Bonds, University College Improvements, (Series A), 5.00%, 7/01/21	1,000,000	1,191,860

New York State Dormitory Authority, University & College Improvements, (Series A), (NATL-RE), 6.00%, 7/01/19	1,500,000	1,770,120

TOTAL HIGHER EDUCATION		$4,127,960

LEASE – 14.1%

Erie County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (School District Buffalo Project)/(AGM, State Aid Withholding), 5.75%, 5/01/21	1,000,000	1,099,890

Erie County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (School District Buffalo Project)/(State Aid Withholding), 5.00%, 5/01/23	3,000,000	3,511,710

New York City, NY, Transitional Finance Authority, Building Aid, Revenue Refunding Bonds, School Improvements, (Series S-5), (State Aid Withholding), 5.00%, 1/15/27	2,770,000	3,119,962

New York State Dormitory Authority, Refunding Revenue Bonds, (AGM), 5.00%, 7/01/18	1,000,000	1,084,940

New York State Urban Development Corp., Refunding Revenue Notes, (Series B), 5.25%, 1/01/23	3,000,000	3,388,320

TOTAL LEASE		$12,204,822

MEDICAL – 8.8%

Monroe County, NY, IDA, Refunding Revenue Bonds, (Highland Hospital Rochester Project), 5.00%, 8/01/22	1,000,000	1,010,250

New York State Dormitory Authority, Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	4,650,000	5,441,384

New York State Dormitory Authority, Revenue Refunding Bonds, (Series C), (Memorial Sloan Kettering Cancer Center)/(National Reinsurance), 5.75%, 7/01/19	1,010,000	1,175,276

TOTAL MEDICAL		$7,626,910

Description	Par Value	Value
POWER – 3.6%

New York Power Authority/The, Revenue Refunding Bonds, (Series A), (GO of Authority), 5.00%, 11/15/22	$2,575,000	$3,137,972

PRE-REFUNDED/ESCROW – 4.8%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series Y), (CAPMAC - ITC GO of Authority), 6.13%, 1/01/21	3,500,000	4,177,040

SCHOOL DISTRICT – 9.8%

Chester Union Free School District, GO Unlimited, Refunding Bonds, (State Aid Withholding), 5.00%, 4/15/27	1,555,000	1,796,212

Commack Union Free School District/NY, Refunding Bonds, (GO, State Aid Withholding), 4.00%, 11/15/21	1,625,000	1,853,719

New York State Dormitory Authority, Revenue Refunding Bonds, School Improvements, (Series C), (State Aid Withholding), 7.25%, 10/01/28	3,000,000	3,633,210

Union Free School District of The Tarrytowns, Refunding Bonds, Economic Defeasance, (Series A), (State Aid Withholding), 5.00%, 1/15/19	1,000,000	1,142,450

TOTAL SCHOOL DISTRICT		$8,425,591

TRANSPORTATION – 12.9%

Metropolitan Transportation Authority, NY, Revenue Bonds, Transit Improvements, (Series B), 5.00%, 11/15/22	1,000,000	1,104,580

Metropolitan Transportation Authority, NY Revenue, Revenue Refunding Bonds, Transit Improvements, (Series B), 5.00%, 11/15/29	2,000,000	2,309,540

Metropolitan Transportation Authority, NY Revenue, Revenue Refunding Bonds, Transit Improvements, (Series E), 5.00%, 11/15/28	2,000,000	2,320,040

Port Authority of New York & New Jersey, Refunding Revenue Bonds, Airport & Marina Improvements, (Series B), 5.00%, 12/01/23	3,000,000	3,619,140

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/28	1,500,000	1,784,430

TOTAL TRANSPORTATION		$11,137,730

WATER & SEWER – 7.1%

Nassau County Sewer & Storm Water Finance Authority, Refunding Revenue Bonds, 5.00%, 10/01/26	1,500,000	1,824,555

New York City Water & Sewer System, (Series BB), Refunding Revenue Bonds, 5.00%, 6/15/28	3,595,000	4,298,937

TOTAL WATER & SEWER		$6,123,492

TOTAL NEW YORK		$84,700,551

TOTAL MUNICIPAL BONDS (COST $80,627,884)		$84,700,551

ANNUAL REPORT / April 30, 2015

54

PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (concluded)

Description	Number of Shares	Value
MONEY MARKET FUND – 3.5%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%^	3,020,527	$3,020,527

TOTAL MONEY MARKET FUND (COST $3,020,527)		$3,020,527

Description	Value
TOTAL INVESTMENTS – 101.5% (COST $83,648,411)	$87,721,078

OTHER LIABILITIES LESS ASSETS – (1.5%)	(1,327,874)

TOTAL NET ASSETS – 100.0%	$86,393,204

Cost of investments for Federal income tax purposes is $83,648,411. The net unrealized appreciation/(depreciation) of investments was $4,072,667. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,196,321 and net unrealized depreciation from investments for those securities having an excess of cost over value of $123,654.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds	$—	$84,700,551	$—	$84,700,551

Money Market Fund	3,020,527	—	—	3,020,527

Total	$3,020,527	$84,700,551	$—	$87,721,078

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM - Assured Guaranty Municipal

CAPMAC - Capital Markets Assurance Corporation

GO - General Obligation

IDA - Industrial Development Authority/Agency

NATL-RE - National Public Finance Guarantee Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

55

April 30, 2015	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$430,448,443		$140,137,185		$179,878,177

Investments in securities, at value (Including $14,370,775, $11,533,330 and $1,898,064 of securities on loan, respectively) (Note 2)	$440,882,285		$142,787,952		$180,891,703
Interest receivable	2,487,914		874,366		798,942
Receivable for shares sold	824,914		158,145		101,377
Receivable for investments sold	—		—		4,489,286
Other assets	19,593		17,882		54,280

TOTAL ASSETS	444,214,706		143,838,345		186,335,588

LIABILITIES:
Payable for investments purchased	9,465,111		774,186		6,638,847
Collateral for securities on loan	14,787,122		11,881,900		1,938,263
Income distribution payable	767,214		174,791		199,679
Payable for shares redeemed	71,683		6,390		51,072
Payable for distribution services fee	1,189		934		2,164
Payable for shareholder services fee	475		374		—
Other accrued expenses	86,000		37,140		71,616

TOTAL LIABILITIES	25,178,794		12,875,715		8,901,641

NET ASSETS	$419,035,912		$130,962,630		$177,433,947

NET ASSETS CONSIST OF:

Paid-in capital	$408,249,256		$128,149,138		$177,101,213
Undistributed (distributions in excess of) net investment income	(138,104)		3,913		(116,113)
Accumulated net realized gain (loss) on investments	490,918		158,812		(564,679)
Net unrealized appreciation (depreciation) of investments	10,433,842		2,650,767		1,013,526

TOTAL NET ASSETS	$419,035,912		$130,962,630		$177,433,947

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$5,726,007		$4,389,003		$10,495,042

Shares outstanding (unlimited shares authorized)	575,318		437,916		1,038,952

Net Asset Value per share	$9.95		$10.02		$10.10

Offering price per share*	$10.42	***	$10.49	***	$10.28 **

Class I
Net Assets	$413,309,905		$126,573,627		$166,938,905

Shares outstanding (unlimited shares authorized)	42,235,278		12,622,255		16,521,929

Net Asset Value per share	$9.79		$10.03		$10.10

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/98.25 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

56

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2015	Wilmington Municipal Bond Fund		Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$289,680,178		$83,648,411

Investments in securities, at value	$298,590,640		$87,721,078
Interest receivable	3,700,462		1,051,750
Receivable for shares sold	355,014		101,269
Receivable for investments sold	2,135,183		—
Other assets	25,475		12,631

TOTAL ASSETS	304,806,774		88,886,728

LIABILITIES:
Payable for investments purchased	2,435,800		2,287,270
Income distribution payable	479,432		153,729
Payable for shares redeemed	299,928		14,898
Payable for distribution services fee	8,810		4,723
Other accrued expenses	72,337		32,904

TOTAL LIABILITIES	3,296,307		2,493,524

NET ASSETS	$301,510,467		$86,393,204

NET ASSETS CONSIST OF:

Paid-in capital	$289,247,334		$83,237,386
Undistributed (distributions in excess of) net investment income	9		12
Accumulated net realized gain (loss) on investments	3,352,662		(916,861)
Net unrealized appreciation (depreciation) of investments	8,910,462		4,072,667

TOTAL NET ASSETS	$301,510,467		$86,393,204

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$41,606,617		$22,691,539

Shares outstanding (unlimited shares authorized)	3,102,600		2,128,587

Net Asset Value per share	$13.41		$10.66

Offering price per share*	$14.04	***	$11.16	***

Class I
Net Assets	$259,903,850		$63,701,665

Shares outstanding (unlimited shares authorized)	19,373,793		5,972,625

Net Asset Value per share	$13.42		$10.67

*	See “How are Shares Priced?” in the Prospectus.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF OPERATIONS

57

Year Ended April 30, 2015	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Bond Fund
INVESTMENT INCOME:
Dividends	$3,662	$365	$578
Interest	9,048,342	2,849,146	1,979,018
Securities lending income	15,655	15,215	4,918

TOTAL INVESTMENT INCOME	9,067,659	2,864,726	1,984,514

EXPENSES:
Investment advisory fee	1,615,592	640,851	662,339
Administrative personnel and services fee	102,539	40,366	43,647
Portfolio accounting and administration fees	118,049	55,677	55,113
Transfer and dividend disbursing agent fees and expenses	120,470	14,551	76,398
Trustees’ fees	33,066	33,066	34,142
Professional fees	55,776	52,855	50,351
Distribution services fee—Class A	14,782	12,209	12,592
Shareholder services fee—Class A	13,965	10,713	12,592
Shareholder services fee— Class I	834,644	321,659	348,398
Share registration costs	30,072	29,337	40,077
Printing and postage	29,609	7,670	22,368
Custodian fees	14,062	5,453	5,904
Miscellaneous	37,737	26,450	29,829

TOTAL EXPENSES	3,020,363	1,250,857	1,393,750

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(114,984)	(142,633)	(216,886)
Waiver of shareholder services fee—Class A	(8,869)	(7,325)	(12,592)
Waiver of shareholder services fee—Class I	(834,644)	(321,659)	(348,398)

TOTAL WAIVERS AND REIMBURSEMENTS	(958,497)	(471,617)	(577,876)

Net expenses	2,061,866	779,240	815,874

Net investment income (loss)	7,005,793	2,085,486	1,168,640

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,180,857	1,055,386	1,039,742
Net change in unrealized appreciation (depreciation) of investments	4,734,634	147,780	(1,132,613)

Net realized and unrealized gain (loss) on investments	5,915,491	1,203,166	(92,871)

Change in net assets resulting from operations	$12,921,284	$3,288,652	$1,075,769

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

58

STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2015	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$518	$215
Interest	6,256,478	2,488,068

TOTAL INVESTMENT INCOME	6,256,996	2,488,283

EXPENSES:
Investment advisory fee	1,120,660	431,259
Administrative personnel and services fee	71,012	27,176
Portfolio accounting and administration fees	88,248	37,848
Transfer and dividend disbursing agent fees and expenses	21,540	19,483
Trustees’ fees	34,142	33,067
Professional fees	50,085	51,212
Distribution services fee—Class A	58,293	58,838
Shareholder services fee—Class A	58,293	58,838
Shareholder services fee— Class I	529,693	165,956
Share registration costs	34,749	11,238
Printing and postage	13,135	8,711
Custodian fees	5,550	2,231
Miscellaneous	35,183	23,771

TOTAL EXPENSES	2,120,583	929,628

Waiver/reimbursement by investment advisor	(172,430)	(115,481)
Waiver of shareholder services fee—Class A	(58,293)	(58,838)
Waiver of shareholder services fee—Class I	(529,693)	(165,956)

TOTAL WAIVERS AND REIMBURSEMENTS	(760,416)	(340,275)

Net expenses	1,360,167	589,353

Net investment income (loss)	4,896,829	1,898,930

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	4,741,241	1,153,442
Net change in unrealized appreciation (depreciation) of investments	(4,378,999)	(261,875)

Net realized and unrealized gain (loss) on investments	362,242	891,567

Change in net assets resulting from operations	$5,259,071	$2,790,497

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

59

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$7,005,793	$5,756,092	$2,085,486	$2,887,297
Net realized gain (loss) on investments	1,180,857	1,506,274	1,055,386	3,297,446
Net change in unrealized appreciation (depreciation) of investments	4,734,634	(8,193,649)	147,780	(7,248,008)

Change in net assets resulting from operations	12,921,284	(931,283)	3,288,652	(1,063,265)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(111,927)	(150,759)	(61,884)	(109,480)
Class I	(7,422,566)	(6,144,802)	(2,043,707)	(2,990,544)
Distributions from net realized gain on investments
Class A	(12,666)	(97,771)	(77,971)	(195,175)
Class I	(826,640)	(3,020,042)	(2,037,153)	(4,510,730)

Change in net assets resulting from distributions to shareholders	(8,373,799)	(9,413,374)	(4,220,715)	(7,805,929)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	281,884	397,474	283,137	406,678
Class I	225,471,169	103,588,127	28,291,499	15,145,445
Distributions reinvested
Class A	96,494	202,092	123,207	262,321
Class I	5,137,468	6,401,734	2,935,015	5,381,943
Cost of shares redeemed
Class A	(729,595)	(1,289,768)	(1,261,266)	(4,718,243)
Class I	(68,277,128)	(128,571,321)	(40,271,354)	(77,116,045)

Change in net assets resulting from share transactions	161,980,292	(19,271,662)	(9,899,762)	(60,637,901)

Change in net assets	166,527,777	(29,616,319)	(10,831,825)	(69,507,095)
NET ASSETS:
Beginning of year	252,508,135	282,124,454	141,794,455	211,301,550

End of year	$419,035,912	$252,508,135	$130,962,630	$141,794,455

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(138,104)	$52,413	$3,913	$13,616

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	28,602	39,734	28,185	39,572
Class I	23,117,542	10,775,486	2,818,657	1,480,562
Distributions reinvested
Class A	9,727	20,770	12,296	25,907
Class I	526,065	669,184	292,860	532,221
Shares redeemed
Class A	(73,684)	(131,826)	(125,261)	(461,039)
Class I	(6,998,032)	(13,300,706)	(3,999,979)	(7,515,739)

Net change in shares outstanding	16,610,220	(1,927,358)	(973,242)	(5,898,516)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

60

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Bond Fund		Wilmington Municipal Bond Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$1,168,640	$1,433,335	$4,896,829	$5,158,237
Net realized gain (loss) on investments	1,039,742	758,765	4,741,241	405,169
Net change in unrealized appreciation (depreciation) of investments	(1,132,613)	(767,735)	(4,378,999)	(5,734,444)

Change in net assets resulting from operations	1,075,769	1,424,365	5,259,071	(171,038)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(39,082)	(21,534)	(427,862)	(355,276)
Class I	(1,231,142)	(1,585,102)	(4,468,958)	(4,799,158)
Distributions from net realized gain on investments
Class A	(43,075)	(26,033)	(139,702)	(160,333)
Class I	(1,101,622)	(1,316,952)	(1,659,743)	(1,925,141)

Change in net assets resulting from distributions to shareholders	(2,414,921)	(2,949,621)	(6,696,265)	(7,239,908)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,774,216	1,557,418	491,276	420,090
Class I	28,313,830	71,435,316	40,701,052	29,110,066
Proceeds from merger (Note 8)		—
Class A	7,021,999	—	27,966,651	—
Class I	80,458,298	—	60,097,517	—
Distributions reinvested
Class A	48,598	28,820	412,194	364,230
Class I	1,328,578	1,857,787	2,439,629	2,755,866
Cost of shares redeemed
Class A	(1,077,901)	(1,897,685)	(3,919,924)	(4,519,792)
Class I	(106,936,255)	(89,330,926)	(41,871,708)	(73,438,014)

Change in net assets resulting from share transactions	10,931,363	(16,349,270)	86,316,687	(45,307,554)

Change in net assets	9,592,211	(17,874,526)	84,879,493	(52,718,500)
NET ASSETS:
Beginning of year	167,841,736	185,716,262	216,630,974	269,349,474

End of year	$177,433,947	$167,841,736	$301,510,467	$216,630,974

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(116,113)	$—	$9	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	174,101	151,906	36,432	31,677
Class I	2,785,307	6,975,513	3,006,490	2,196,580
Shares issued in fund merger (Note 8)
Class A	694,098	—	2,047,329	—
Class I	7,950,847	—	4,397,825	—
Distributions reinvested
Class A	4,808	2,817	30,537	27,613
Class I	131,229	181,585	180,783	209,590
Shares redeemed
Class A	(106,396)	(185,398)	(290,087)	(339,715)
Class I	(10,482,747)	(8,698,195)	(3,095,411)	(5,542,848)

Net change in shares outstanding	1,151,247	(1,571,772)	6,313,898	(3,417,103)

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

61

	Wilmington New York Municipal Bond Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$1,898,930	$1,943,419
Net realized gain (loss) on investments	1,153,442	(444,597)
Net change in unrealized appreciation (depreciation) of investments	(261,875)	(1,760,539)

Change in net assets resulting from operations	2,790,497	(261,717)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(453,609)	(472,576)
Class I	(1,445,312)	(1,495,704)

Change in net assets resulting from distributions to shareholders	(1,898,921)	(1,968,280)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	102,135	59,253
Class I	12,661,038	13,374,234
Distributions reinvested
Class A	291,257	317,176
Class I	763,540	771,233
Cost of shares redeemed
Class A	(2,230,641)	(6,715,267)
Class I	(19,712,017)	(21,660,012)

Change in net assets resulting from share transactions	(8,124,688)	(13,853,383)

Change in net assets	(7,233,112)	(16,083,380)
NET ASSETS:
Beginning of year	93,626,316	109,709,696

End of year	$86,393,204	$93,626,316

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$12	$3

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	9,595	5,721
Class I	1,185,490	1,281,297
Distributions reinvested
Class A	27,290	30,500
Class I	71,480	74,111
Shares redeemed
Class A	(209,544)	(639,851)
Class I	(1,846,064)	(2,086,881)

Net change in shares outstanding	(761,753)	(1,335,103)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

62

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.80	$10.19	$10.23	$10.16	$10.05
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17	0.20	0.23	0.32	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.19	(0.21)	0.17	0.33	0.26
Total Income (Loss) From Operations	0.36	(0.01)	0.40	0.65	0.64
Less Distributions From:
Net Investment Income	(0.19)	(0.23)	(0.25)	(0.33)	(0.38)
Net Realized Gains	(0.02)	(0.15)	(0.19)	(0.25)	(0.15)
Total Distributions	(0.21)	(0.38)	(0.44)	(0.58)	(0.53)
Net Asset Value, End of Year	$9.95	$9.80	$10.19	$10.23	$10.16

Total Return(b)	3.69%	(0.03)%	3.93%	6.54%	6.50%
Net Assets, End of Year (000’s)	$5,726	$5,983	$6,951	$8,431	$6,602
Ratios to Average Net Assets
Gross Expense	1.12%	1.15%	1.17%	1.25%	1.28%
Net Expenses(c)	0.94%	0.98%	0.99%	1.00%	1.00%
Net Investment Income (Loss)	1.74%	2.09%	2.23%	3.12%	3.76%
Portfolio Turnover Rate	45%	113%	106%	93%	128%

CLASS I	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.63	$10.03	$10.07	$10.01	$9.90
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.20	0.23	0.26	0.35	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.20	(0.22)	0.17	0.32	0.26
Total Income (Loss) From Operations	0.40	0.01	0.43	0.67	0.67
Less Distributions From:
Net Investment Income	(0.22)	(0.26)	(0.28)	(0.36)	(0.41)
Net Realized Gains	(0.02)	(0.15)	(0.19)	(0.25)	(0.15)
Total Distributions	(0.24)	(0.41)	(0.47)	(0.61)	(0.56)
Net Asset Value, End of Year	$9.79	$9.63	$10.03	$10.07	$10.01

Total Return(b)	4.12%	0.16%	4.32%	6.90%	6.93%
Net Assets, End of Year (000’s)	$413,310	$246,525	$275,173	$291,976	$209,386
Ratios to Average Net Assets
Gross Expense	0.88%	0.92%	0.92%	1.00%	1.03%
Net Expenses(c)	0.60%	0.65%	0.64%	0.66%	0.66%
Net Investment Income (Loss)	2.07%	2.41%	2.57%	3.47%	4.12%
Portfolio Turnover Rate	45%	113%	106%	93%	128%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

63

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.10	$10.60	$10.64	$10.76	$10.63
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.14	0.18	0.24	0.34
Net Realized and Unrealized Gain (Loss) on Investments	0.09	(0.19)	0.13	0.28	0.24
Total Income (Loss) From Operations	0.22	(0.05)	0.31	0.52	0.58
Less Distributions From:
Net Investment Income	(0.13)	(0.15)	(0.19)	(0.25)	(0.35)
Net Realized Gains	(0.17)	(0.30)	(0.16)	(0.39)	(0.10)
Total Distributions	(0.30)	(0.45)	(0.35)	(0.64)	(0.45)
Net Asset Value, End of Year	$10.02	$10.10	$10.60	$10.64	$10.76

Total Return(b)	2.14%	(0.40)%	2.90%	4.96%	5.51%
Net Assets, End of Year (000’s)	$4,389	$5,279	$9,730	$12,961	$6,744
Ratios to Average Net Assets
Gross Expense	1.15%	1.12%	1.14%	1.35%	1.43%
Net Expenses(c)	0.89%	0.91%	0.94%	1.00%	1.01%
Net Investment Income (Loss)	1.25%	1.38%	1.69%	2.22%	3.18%
Portfolio Turnover Rate	45%	43%	52%	253%	485%

CLASS I	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.10	$10.60	$10.65	$10.77	$10.64
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.16	0.17	0.22	0.28	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.10	(0.18)	0.11	0.27	0.24
Total Income (Loss) From Operations	0.26	(0.01)	0.33	0.55	0.62
Less Distributions From:
Net Investment Income	(0.16)	(0.19)	(0.22)	(0.28)	(0.39)
Net Realized Gains	(0.17)	(0.30)	(0.16)	(0.39)	(0.10)
Total Distributions	(0.33)	(0.49)	(0.38)	(0.67)	(0.49)
Net Asset Value, End of Year	$10.03	$10.10	$10.60	$10.65	$10.77

Total Return(b)	2.57%	(0.09)%	3.15%	5.33%	5.96%
Net Assets, End of Year (000’s)	$126,574	$136,516	$201,572	$253,419	$107,625
Ratios to Average Net Assets
Gross Expense	0.93%	0.91%	0.89%	1.09%	1.17%
Net Expenses(c)	0.57%	0.60%	0.60%	0.64%	0.66%
Net Investment Income (Loss)	1.57%	1.69%	2.03%	2.58%	3.54%
Portfolio Turnover Rate	45%	43%	52%	253%	485%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

64

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.23	$10.33	$10.28	$10.29	$10.21
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.07	0.07	0.09	0.12	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.00 (b)	0.08	0.03	0.10

Total Income (Loss) From Operations	0.05	0.07	0.17	0.15	0.26

Less Distributions From:
Net Investment Income	(0.06)	(0.08)	(0.09)	(0.12)	(0.17)
Net Realized Gains	(0.12)	(0.09)	(0.03)	(0.04)	(0.01)

Total Distributions	(0.18)	(0.17)	(0.12)	(0.16)	(0.18)

Net Asset Value, End of Year	$10.10	$10.23	$10.33	$10.28	$10.29

Total Return(c)	0.51%	0.68%	1.66%	1.48%	2.57%
Net Assets, End of Year (000’s)	$10,495	$2,785	$3,129	$8,912	$11,905
Ratios to Average Net Assets
Gross Expense	1.17%	1.19%	1.20%	1.37%	1.45%
Net Expenses(d)	0.78%	0.83%	0.86%	0.86%	0.86%
Net Investment Income (Loss)	0.71%	0.64%	0.89%	1.16%	1.57%
Portfolio Turnover Rate	138%	196%	110%	73%	142%
CLASS I	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.23	$10.33	$10.28	$10.29	$10.21
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08	0.09	0.12	0.15	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.00 (b)	0.00 (b)	0.08	0.03	0.10

Total Income (Loss) From Operations	0.08	0.09	0.20	0.18	0.28

Less Distributions From:
Net Investment Income	(0.09)	(0.10)	(0.12)	(0.15)	(0.19)
Net Realized Gains	(0.12)	(0.09)	(0.03)	(0.04)	(0.01)

Total Distributions	(0.21)	(0.19)	(0.15)	(0.19)	(0.20)

Net Asset Value, End of Year	$10.10	$10.23	$10.33	$10.28	$10.29

Total Return(c)	0.76%	0.90%	1.91%	1.74%	2.83%
Net Assets, End of Year (000’s)	$166,939	$165,057	$182,588	$189,176	$176,531
Ratios to Average Net Assets
Gross Expense	0.96%	0.97%	0.96%	1.11%	1.20%
Net Expenses(d)	0.56%	0.61%	0.61%	0.61%	0.61%
Net Investment Income (Loss)	0.81%	0.86%	1.12%	1.42%	1.81%
Portfolio Turnover Rate	138%	196%	110%	73%	142%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

65

For a share outstanding throughout each period:

WILMINGTON MUNICIPAL BOND FUND†

CLASS A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$13.40	$13.75	$13.79	$13.18		$13.22	$12.64
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.25	0.27	0.24	0.29		0.42	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.13	(0.23)	0.27	0.78		0.04	0.61

Total Income (Loss) From Operations	0.38	0.04	0.51	1.07		0.46	1.07

Less Distributions From:
Net Investment Income	(0.25)	(0.27)	(0.24)	(0.29)		(0.42)	(0.46)
Net Realized Gains	(0.12)	(0.12)	(0.31)	(0.17)		(0.08)	(0.03)

Total Distributions	(0.37)	(0.39)	(0.55)	(0.46)		(0.50)	(0.49)

Net Asset Value, End of Period	$13.41	$13.40	$13.75	$13.79		$13.18	$13.22

Total Return(b)	2.83%	0.37%	3.74%	8.18%		3.56%	8.57%
Net Assets, End of Period (000’s)	$41,607	$17,128	$21,435	$708		$758	$579
Ratios to Average Net Assets
Gross Expense	1.12%	1.14%	1.13%	0.92	%(c)	0.86%	0.85%
Net Expenses(d)	0.79%	0.86%	0.86%	0.87	%(c)	0.86%	0.85%
Net Investment Income (Loss)	1.84%	2.00%	1.74%	2.56	%(c)	3.20%	3.55%
Portfolio Turnover Rate	50%	38%	38%	52%		30%	44%
CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$13.40	$13.76	$13.79	$13.19		$13.22	$12.64
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.28	0.30	0.28	0.32		0.45	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.15	(0.24)	0.28	0.77		0.05	0.61

Total Income (Loss) From Operations	0.43	0.06	0.56	1.09		0.50	1.10

Less Distributions From:
Net Investment Income	(0.29)	(0.30)	(0.28)	(0.32)		(0.45)	(0.49)
Net Realized Gains	(0.12)	(0.12)	(0.31)	(0.17)		(0.08)	(0.03)

Total Distributions	(0.41)	(0.42)	(0.59)	(0.49)		(0.53)	(0.52)

Net Asset Value, End of Period	$13.42	$13.40	$13.76	$13.79		$13.19	$13.22

Total Return(b)	3.17%	0.55%	4.06%	8.33%		3.90%	8.84%
Net Assets, End of Period (000’s)	$259,904	$199,503	$247,914	$146,009		$141,519	$166,253
Ratios to Average Net Assets
Gross Expense	0.88%	0.89%	0.90%	0.68	%(c)	0.61%	0.60%
Net Expenses(d)	0.55%	0.61%	0.61%	0.62	%(c)	0.61%	0.60%
Net Investment Income (Loss)	2.11%	2.25%	2.01%	2.80	%(c)	3.44%	3.79%
Portfolio Turnover Rate	50%	38%	38%	52%		30%	44%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
*	Year end changed from June 30 to April 30.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Municipal Bond Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

See Notes which are an integral part of the Financial Statements.

ANNUAL REPORT / April 30, 2015

66

FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.56	$10.75	$10.59	$10.08	$10.25
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.19	0.21	0.28	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.10	(0.19)	0.16	0.51	(0.16)

Total Income (Loss) From Operations	0.31	0.00	0.37	0.79	0.19

Less Distributions From:
Net Investment Income	(0.21)	(0.19)	(0.21)	(0.28)	(0.36)

Net Asset Value, End of Year	$10.66	$10.56	$10.75	$10.59	$10.08

Total Return(b)	2.91%	0.04%	3.48%	7.99%	1.83%
Net Assets, End of Year (000’s)	$22,691	$24,301	$31,239	$35,099	$34,107
Ratios to Average Net Assets
Gross Expense	1.22%	1.21%	1.20%	1.36%	1.40%
Net Expenses(c)	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income (Loss)	1.93%	1.79%	1.94%	2.73%	3.47%
Portfolio Turnover Rate	31%	34%	41%	87%	67%
CLASS I	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.57	$10.76	$10.60	$10.08	$10.26
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.21	0.23	0.31	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.10	(0.18)	0.16	0.52	(0.18)

Total Income (Loss) From Operations	0.33	0.03	0.39	0.83	0.20

Less Distributions From:
Net Investment Income	(0.23)	(0.22)	(0.23)	(0.31)	(0.38)

Net Asset Value, End of Year	$10.67	$10.57	$10.76	$10.60	$10.08

Total Return(b)	3.17%	0.30%	3.74%	8.33%	1.97%
Net Assets, End of Year (000’s)	$63,702	$69,325	$78,471	$74,913	$68,919
Ratios to Average Net Assets
Gross Expense	0.97%	0.96%	0.95%	1.11%	1.15%
Net Expenses(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income (Loss)	2.18%	2.05%	2.18%	2.99%	3.71%
Portfolio Turnover Rate	31%	34%	41%	87%	67%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

67

Wilmington Funds

April 30, 2015

1.    ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 19 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 14 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Bond Fund Formerly known as Wilmington Short-Term Corporate Bond Fund (“Short-Term Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

   (d) Diversified

   (n) Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASU”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•	for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2015, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2015

68

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures approved by the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At April 30, 2015, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Broad Market Bond Fund
BNP Paribas Securities Corp.	$ 739,322	$ 739,322	$—	$—
Citigroup Global Markets, Inc.	2,809,560	2,809,560	—	—
Credit Suisse Securities (USA) LLC	2,809,560	2,809,560	—	—
Daiwa Capital Markets America	2,809,560	2,809,560	—	—
ING Financial Markets LLC	2,809,560	2,809,560	—	—
Nomura Securities International, Inc.	2,809,560	2,809,560
	$14,787,122	$14,787,122	$—	$—

Intermediate-Term Bond Fund
BNP Paribas Securities Corp.	$ 594,075	$ 594,075	$—	$—
Citigroup Global Markets, Inc.	2,257,565	2,257,565	—	—
Credit Suisse Securities (USA) LLC	2,257,565	2,257,565	—	—
Daiwa Capital Markets America	2,257,565	2,257,565	—	—
ING Financial Markets LLC	2,257,565	2,257,565	—	—
Nomura Securities International, Inc.	2,257,565	2,257,565	—	—
	$11,881,900	$11,881,900	$—	$—

Short-Term Bond Fund
BNP Paribas Securities Corp.	$ 96,908	$ 96,908	$—	$—
Citigroup Global Markets, Inc.	368,271	368,271	—	—
Credit Suisse Securities (USA) LLC	368,271	368,271	—	—
Daiwa Capital Markets America	368,271	368,271	—	—
ING Financial Markets LLC	368,271	368,271	—	—
Nomura Securities International, Inc.	368,271	368,271	—	—
	$ 1,938,263	$ 1,938,263	$—	$—

(1)Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Inflation/deflation adjustments on Treasury Inflation–Protected Securities are included in interest income. Realized gains and losses from investment transactions are recorded on an identified cost basis.

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

69

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2015, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transactions as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest of the settlement date. Losses may occur due to the fact the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2015.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

ANNUAL REPORT / April 30, 2015

70

NOTES TO FINANCIAL STATEMENTS (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Utilization of acquired capital loss carryforwards from Short-Term Corporate Bond Fund’s acquisition of Short Duration Government Bond Fund and Municipal Bond Fund’s acquisition of Maryland Municipal Bond Fund may be subject to annual limitations.

At April 30, 2015, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund	$14,370,775	$14,370,775	$—
Intermediate-Term Bond Fund	11,533,330	11,533,330	—
Short-Term Bond Fund	1,898,064	1,898,064	—

(1)Collateral with a value of $14,787,122, $11,881,900 and $1,983,263 respectively, has been received in connection with securities lending transactions.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

3.    FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, net investment losses, market discount reclass, discount accretion/premium amortization on debt securities, capital gain or loss as a result of paydown activity, and distributions recognition on income distribution payable. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

As of April 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2014, 2013, and 2012, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$—	$338,183	$(338,183)
Intermediate-Term Bond Fund	—	10,402	(10,402)
Short-Term Bond Fund	1,081,413	(14,529)	(1,066,884)
Municipal Bond Fund	277	—	(277)

The tax character of distributions for the corresponding fiscal years as reported on the Statements of Changes in Net Assets were as follows:

Fund	Ordinary Income*	2015 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2014 Tax Exempt Income	Long-Term Capital Gains
Broad Market Bond Fund	$7,699,108	$—	$674,691	$6,683,784	$—	$2,729,590
Intermediate-Term Bond Fund	2,248,626	—	1,972,089	3,282,561	—	4,523,368
Short-Term Bond Fund	1,606,528	—	808,393	2,059,726	—	889,895
Municipal Bond Fund	46,207	4,887,359	1,762,699	544,777	5,095,492	1,599,639
New York Municipal Bond Fund	—	1,898,921	—	—	1,968,280	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Broad Market Bond Fund	$629,110	$ 490,918	$(767,214)	$10,433,842	$ —
Intermediate-Term Bond Fund	227,232	110,908	(174,791)	2,650,143	—
Short-Term Bond Fund	83,566	287,062	(199,679)	1,013,424	(851,639)
Municipal Bond Fund	709,288	3,063,129	(419,746)	8,910,462	—
New York Municipal Bond Fund	153,741	—	(153,732)	4,072,667	(916,858)

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

71

At April 30, 2015, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through		Short-Term Post-Effective	Long-Term Post-Effective	Total Capital Loss
Fund	2018	2019	No Expiration	No Expiration	Carryforwards
Short-Term Bond Fund	$108,426	$—	$481,660	$261,553	$851,639
New York Municipal Bond Fund	916,858	—	—	—	916,858

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2015:

Fund	Capital Loss Carryforwards Utilized
Short-Term Bond Fund	$ 229,672
Municipal Bond Fund	59,962
New York Municipal Bond Fund	1,215,748

The Short-Term Bond Fund had capital loss carryforwards expire in the amount of $129,435.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation.

On September 18, 2014, the Trustees voted to change the investment advisory fee rates for the Funds. Effective December 1, 2014, the following Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for it services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.45%
Intermediate-Term Bond Fund	0.45%
Short-Term Bond Fund	0.40%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

Prior to December 1, 2014, the Funds had annual investment advisory fees, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below.

Fund	Prior Advisory Fee Annual Rate
Broad Market Bond Fund	0.50%
Intermediate-Term Bond Fund	0.50%
Short-Term Bond Fund	0.50%
Municipal Bond Fund	0.50%
New York Municipal Bond Fund	0.50%

On September 18, 2014, the Trustees voted to change the contractual expense limitations for the Funds. Effective December 1, 2014, WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through November 30, 2015, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees / expenses in subsequent years.

	Contractual Expense Limitations
Fund	Class A	Class I
Broad Market Bond Fund	0.90%	0.55%
Intermediate-Term Bond Fund	0.88%	0.53%

ANNUAL REPORT / April 30, 2015

72

NOTES TO FINANCIAL STATEMENTS (continued)

	Contractual Expense Limitations
Fund	Class A	Class I
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.84%	0.59%

Prior to December 1, 2014, WFMC and the Funds’ distributor and Shareholder Service providers had contractually agreed to waive their fees and/or reimburse expenses, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), would not exceed the expense limitations set forth below.

	Contractual Expense Limitations
Fund	Class A	Class I
Broad Market Bond Fund	1.00%	0.65%
Intermediate-Term Bond Fund	0.95%	0.60%
Short-Term Bond Fund	0.86%	0.61%
Municipal Bond Fund	0.86%	0.61%
New York Municipal Bond Fund	0.84%	0.59%

 Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2015, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares for the sale, distribution, administration, customer servicing and recordkeeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received all or a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$11,247
Intermediate-Term Bond Fund	6,014
Short-Term Bond Fund	4,179
Municipal Bond Fund	51,848
New York Municipal Bond Fund	56,731

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

73

 Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2015, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Broad Market Bond Fund	$ 3,200
Intermediate-Term Bond Fund	814
Short-Term Bond Fund	77
Municipal Bond Fund	16,895
New York Municipal Bond Fund	3,688

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$3,876
Intermediate-Term Bond Fund	1,977

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.    INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2015 were as follows:

	Investments
Fund	Purchases	Sales
Broad Market Bond Fund	$228,442,424	$124,968,795
Intermediate-Term Bond Fund	39,978,433	56,423,443
Short-Term Bond Fund	90,321,869	166,167,366
Municipal Bond Fund	197,442,103	113,838,104
New York Municipal Bond Fund	27,244,889	33,775,064

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2015 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Broad Market Bond Fund	$ 71,174,488	$19,443,182
Intermediate-Term Bond Fund	19,880,496	14,185,030
Short-Term Bond Fund	103,265,489	98,128,503

ANNUAL REPORT / April 30, 2015

74

NOTES TO FINANCIAL STATEMENTS (continued)

6.    CONCENTRATION OF RISK

Since New York Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2015, 14.5% of New York Municipal Bond Fund’s total market value of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

7.    LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. The LOC was in effect for the entire fiscal year and the termination date of this LOC is March 9, 2016. The Funds did not utilize the LOC during the year ended April 30, 2015.

8.    REORGANIZATION

REORGANIZATION - FISCAL YEAR 2015

On September 18, 2014, the Board approved an Agreement and Plans of Reorganization (the “Reorganizations”) which provided for the transfer of all the assets of the Short Duration Government Bond Fund and the Maryland Municipal Bond Fund, each a series of the Trust (the “Acquired Funds”), for shares of the Short-Term Corporate Bond Fund and the Municipal Bond Fund (the “Acquiring Funds”), respectively. Shareholders approved the Reorganizations at a meeting held on January 15, 2015 and the Reorganizations closed on January 30, 2015 based on net asset values determined as of close of business on January 30, 2015. The acquisitions were accomplished through tax-free exchanges of assets and shares.

The purpose of this transaction was to combine the Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Acquired Funds and the comparatively better prospects for asset growth of the Acquiring Funds, it was believed that the shareholders’ best interest would be served by reorganizing the Acquired Funds into the Acquiring Funds.

In addition, the Short-Term Corporate Bond Fund (as one of the Acquiring Funds) experienced the following changes. First, the name of the Acquiring Fund was changed to the “Wilmington Short-Term Bond Fund”. Second, the Principal Investment Strategies of the Acquiring Fund was revised to remove the 80% limitation related to investment in corporate debt securities to allow the Fund to invest primarily in U.S. investment grade corporate and government fixed income securities.

For financial reporting purposes, each of the Acquiring Funds was deemed to be the accounting survivor.

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
Wilmington Short-Term Bond Fund				$ 93,759,730
Acquired Fund
Wilmington Short Duration Government Bond Fund				87,480,297
Class A shares in exchange for Class A	$ 7,021,999	745,255	694,098
Class I shares in exchange for Class I	80,458,298	8,522,359	7,950,847
				$181,240,027

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
Wilmington Municipal Bond Fund				$219,313,878
Acquired Fund
Wilmington Maryland Municipal Bond Fund				88,064,168
Class A shares in exchange for Class A	$27,966,651	2,729,770	2,047,329
Class I shares in exchange for Class I	60,097,517	5,856,789	4,397,825
				$307,378,046

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

75

The net assets of the Acquired Funds included net unrealized appreciation on investments of $1,165,527 and $4,651,902 and accumulated net realized gains (losses) of $(313,681) and $435,174 for the Short Duration Government Bond Fund and Maryland Municipal Bond Fund, respectively.

The financial statements of the Funds reflect the operations of the Acquiring Funds for the period prior to the Reorganizations and the combined fund for the period subsequent to the Reorganizations. Because each of the combined investment portfolios have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Fund that have been included in each combined Fund’s Statement of Operations since the Reorganizations were completed. For every Class A Share and Class I Share exchanged, a shareholder of Short Duration Government Bond Fund received approximately 0.93 Class A Shares and Class I Shares, respectively of Short-Term Bond Fund. For every Class A Share and Class I Share exchanged, a shareholder of Maryland Municipal Bond Fund received approximately 0.75 Class A Shares and Class I Shares, respectively of Municipal Bond Fund. Assuming the Reorganizations had been completed on May 1, 2014, the pro forma net investment income, net realized and unrealized gain/(loss) on investments and net increase in net assets from operations for the fiscal year ended April 30, 2015 would have been $2,202,814, $(545,502) and $1,657,312, for the Short Duration Government Bond Fund and $5,940,465, $3,103,054 and $9,043,519, for the Maryland Municipal Bond Fund, respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2015

76

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the series constituting the Wilmington Funds) at April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2015

April 30, 2015 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

77

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations for past five years and Other Directorships Held

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: Senior Vice President, Chief Investment Strategist and Chief Client Officer of WTIA and WFMC.

Other Directorships Held: Director, WTIA (1/14 to present); Director, WFMC (1/14 to present).

Previous Positions: President of WTIA (1/12 to 1/14); President of Wilmington Trust Investment Management (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*	R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WFMC. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

ANNUAL REPORT / April 30,2015 (unaudited)

78

BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations for past five years and Other Directorships

Nicholas A. Giordano Birth date: 3/43 CHAIRMAN AND TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth date: 7/34 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67-1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Girard Capital (broker-dealer) (1/10 to present); Chairman, R.B. Seidel & Associates (consultants) (2014 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

April 30, 2015 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

79

OFFICERS

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

Christopher D. Randall Birth year: 1965 PRESIDENT Began serving: September 2014

Principal Occupations: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc.; President of Wilmington Trust Investment Management, LLC; Director of Wilmington Funds Management Corporation; Senior Vice President of M&T Bank.

Previous Positions: Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011)

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006-2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

ANNUAL REPORT / April 30, 2015 (unaudited)

80

BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2015 (unaudited) / ANNUAL REPORT

81

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

SEMI-ANNUAL REPORT / April 30, 2015

82

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2015 / SEMI-ANNUAL REPORT

83

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

SEMI-ANNUAL REPORT / April 30, 2015

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WILMINGTON
FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square,
2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-FI-0415

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON TRUST

April 30, 2015

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Funds

Wilmington Large-Cap Strategy Fund

Wilmington Mid-Cap Growth Fund

Wilmington Small-Cap Growth Fund

Wilmington Small-Cap Strategy Fund

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

Wilmington Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)

Wilmington Small-Cap Growth Fund (“Small-Cap Growth Fund”)

Wilmington Small-Cap Strategy Fund (“Small-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2014, through April 30, 2015. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

Economic reports painted an ambiguous picture of the U.S economy. The gross domestic product (GDP) expanded at a very strong annualized rate in the 2nd and 3rd quarters of 2014 (+4.6% and +5.0%, respectively), but cooled off in the 4th quarter of 2014, recording a more modest 2.2% increase and posting a 0.7% decline in the 1st quarter of 2015.i

ihttp://www.bea.org/index.htm

The headwinds responsible for this slowdown in economic growth were manifold. A dock worker strike at West Coast ports, a strong U.S. dollar (and its concomitant drag on exports), sliding oil prices, and an unusually harsh winter all conspired to sap the building economic momentum.

Despite the uneven GDP performance, the employment situation steadily improved. Unemployment, which stood at 6.3% in May 2014, fell by nearly a full percentage point to 5.4% by April 2015, placing it in the range of what the Federal Reserve (the “Fed”) has come to view as “full employment.”ii

iihttp://data.bls.gov/timeseries/LNS14000000

While the unemployment picture brightened, the labor force participation rate remained unchanged at 62.8%.iii This rate is at a historical low and has shown little sign of bouncing back to pre-recession levels.

iiihttp://data.bls.gov/timeseries/LNS11300000

Oil prices went on a wild ride, with West Texas Intermediate (WTI) crude falling nearly 60% in value, from its $107.95 per barrel peak in June 2014 to a low of $43.39 on March 17th. Prices staged a partial recovery, rising to $59.62 by the end of April 2015.iv

ivhttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

Though it might seem that declining oil prices would be a boost to the economy given their positive impact on corporate earnings and consumer spending, the short-term effect was negative as oil-related companies ratcheted back their spending on capital goods. The expected boost from consumer spending was muted as individuals chose to reduce debt with the savings accrued from lower gas prices, or adopt a wait-and-see attitude over whether lower prices would persist.

The Bond Markets

The bond market weathered the end of quantitative easing1 and performed well amid the persistent uncertainty of a hike in short-term rates by the Fed. While the path of the 10-year Treasury rate was a bit erratic, the direction was generally lower. The yield on the 10-year note, which was 2.65% at the start of the Trust’s fiscal year, fell to 2.03% by April 30, 2015, after spending a substantial amount of time under 2% during the first quarter of 2015.v

vhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2015

The Barclays U.S. Aggregate Index2 returned 4.46% for the 12-month period ended April 30, 2015, powered by an increase of 15.06% in the Barclays U.S. Long Government Bond Index3.

Municipal bonds also turned in a good year, with the S&P Municipal Bond Intermediate Index4 gaining 3.94%.

The Barclays U.S. Corporate High Yield Bond Index5, which returned a paltry 2.58%, was hampered by oil-related high yield bonds, which suffered as oil prices sagged.

Investors will be awaiting Fed interest rate policy actions in the latter half of 2015. The Fed has signaled that it wishes to begin the process of normalizing monetary policy yet how the capital markets will react remains an open question.

PRESIDENT’S MESSAGE  /  April 30, 2015 (unaudited)

ii

For the 12-months reporting period May 1, 2014 through April 30, 2015, certain Barclays’ indices performed as follows6:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[7]	Barclays U.S. Mortgage- Backed Securities Index[8]	Barclays U.S. Credit Bond Index[9]	Barclays Municipal Bond Index[10]
4.46%	4.23%	4.61%	4.87%	4.80%

The Stock Markets

The current bull market in stocks entered its seventh year. Though economic growth and corporate earnings deserve their fair share of the credit for this extended stock rally, the Federal Reserve policies of quantitative easing and low rates have provided substantial support to stock prices during this time.

With the end to quantitative easing in the 4th quarter of 2014, the markets remained fixated on when the Fed might raise short-term rates. The mixed signals that each new economic report sent about the underlying strength of the economy was enough for the Fed to postpone a rate hike into the 2nd half of 2015, helping the markets record solid gains during the Trust’s fiscal year period.

Through the period May 1, 2014 to April 30, 2015, the S&P 500 index11 jumped 12.98%, the S&P MidCap 400 Index12 rose 12.28% and the S&P SmallCap 600 Index13 turned in a gain of 9.24%.

While smaller-cap stocks underperformed for the full 12-month period, they raced ahead of large-cap stocks in the latter part of the period, aided, in part, by a lower exposure to foreign markets, which has become challenging to large companies because of the strengthening U.S. dollar.

Growth stocks proved to be far better performers than value stocks, as evidenced by the return gap between the S&P 500 Growth Index14 (+16.32%) and the S&P 500 Value Index15 (+9.43%). This return disparity was also evident in the mid-cap and small-cap sectors which, while not as wide, were on the order of 400 basis points (4.0%).

The U.S. markets were driven by the healthcare (+25.12%), information technology (+20.53%) and consumer discretionary (+19.84%) sectors. The only sector to lose ground was energy, which declined 9.84%. Real estate also enjoyed a strong year, as reflected in the +13.22% return in the FTSE NAREIT Equity REITs Index16.

International stocks trailed U.S. markets, with the MSCI EAFE (Net) Index17 netting a small gain of 1.66%. Overseas markets were hampered by weak economic growth and a tight credit environment. However, following the implementation by the European Central Bank (ECB) and the Bank of Japan (BOJ) of their own forms of quantitative easing, economic growth and investor enthusiasm for stocks picked up. In the three-month period, ending April 30, 2015, the MSCI EAFE Index turned positive, gaining 8.63%.

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[18]	NASDAQ Composite Index[19]	MSCI All Country World ex-US (Net) Index[20]
12.98%	10.11%	21.52%	2.63%

I want to thank you for your continued trust in allowing us to help you reach your important financial goals. We understand the profound responsibility you have placed with us in managing your investments. We work hard every day to ensure that we continue to deserve your confidence.

Sincerely,

Christopher D. Randall

President

May 29, 2015

For more complete information, please download the Trust’s prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Trust’s prospectus, which you should read carefully before investing.

April 30, 2015 (unaudited)  /  PRESIDENT’S MESSAGE

iii

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds

1.	Quantitative Easing (QE) is a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity loss.

2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays U.S. Long Government Bond Index tracks the market for U.S. dollar-denominated, fixed rate, nominal U.S. Treasuries (with the exception of Federal Reserve holdings of U.S. Treasuries) and U.S. agency debentures (with the exception of those U.S. agency debentures held in the Federal Reserve SOMA account). To be included in this index, securities must have at least 10 years to final maturity.

4.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

5.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.

6.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

7.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

8.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

9.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

10.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

11.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

12.	The S&P MidCap 400 Index measures the mid cap segment of the U.S. equity market. To be included in the index, a stock must have a total market capitalization that ranges from roughly $750 million to $3.3 billion.

13.	The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The index is unmanaged and investments cannot be made directly in an index.

14.	The S&P 500 Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.

15.	The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.

16.	FTSE NAREIT Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

17.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.

18.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

19.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

20.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE  /  April 30, 2015 (unaudited)

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5

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 14.52%* for Class I Shares, versus its benchmark, the Russell 1000 Index**, which had a total return of 13.00%.

The Fund attempts to outperform the Russell 1000 Index by overweighting mega-cap, mid-cap, growth or value companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team (IST). During the period April 2014 through November 2014, the Fund was positioned to track a custom index of 65% mega-cap and 35% mid-cap companies. The Russell 1000 Index can be divided into the Russell Top 200 Index of mega-cap stocks and the Russell Midcap Index which represent the 800 mid-cap companies. The weight of the Russell Midcap Index has been approximately 31% of the Russell 1000 Index. Over this period, the Russell Top 200 Index returned 11.1%, and the Russell Midcap Index returned 9.8%. The tactical overweight to growth had a -0.1% impact on relative performance.

At the March 2014 meeting, the IST recommended a tilt toward growth companies and maintained the capitalization tilt toward mid-sized companies. The Fund was rebalanced to track a custom index incorporating both recommendations. For the 1 year period ending April 30, 2015, the Russell 1000 Growth Index returned 16.7%, the Russell 1000 Value Index returned 9.3%, the Russell Midcap Index returned 13.3%, the Russell Top 200 Index returned 12.9%, and the Fund had a gross return of 15.0%. The IST tactical asset allocation advice added 2.0% in excess return. The net 1.8% outperformance was lower due to expenses and transaction costs incurred during the year.

The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 Index is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200 Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

ANNUAL REPORT  /  April 30, 2015 (unaudited)

6

WILMINGTON LARGE-CAP

STRATEGY FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Large-Cap Strategy Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Russell 1000 Index2.

Average Annual Total Returns for the Periods

Ended April 30, 2015

1 Year	14.52%
5 Years	14.37%
10 Years	7.52%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.88%
After Waivers	0.26%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for the Russell 1000 Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited)  /  ANNUAL REPORT

7

WILMINGTON MID-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Mid-Cap Growth Fund (the “Fund”) had a total return of 8.26%* for Class A Shares and 8.47%* for Class I Shares, versus its benchmark, the Russell Mid Cap Growth Index**, which had a total return of 16.46%.

During the past fiscal year, the U.S. equity markets continued its upward march, entering year 6 of the current bull market. The same underlying foundation of the markets remains intact, namely favorable monetary policy, strong corporate profit growth, and generally improving macroeconomic data. This past fiscal year, the market was able to absorb a few potentially volatility-inducing developments, specifically a significant decline in energy prices, a strengthening of the U.S. Dollar relative to worldwide currencies, as well as continued geopolitical unrest. Despite these potential headwinds, investor risk appetite continues to improve, evidenced by expanding valuation multiples, and corporate profits continue to grow, albeit at a moderate pace.

Our Fund has been positioned throughout the past 6 years of economic and equity market recovery to take advantage of a pro-growth environment. While we have generally benefited from this positioning, our primary objective is to identify companies that are best positioned to generate profitable growth throughout the cycle. Our underperformance during the past fiscal year, while disappointing to us, was the result of a sharp deterioration in the energy sector, a sector that has traditionally been a relative bright spot for the Fund, and a collection of several stocks that disappointed our expectations over the past year. We always strive to identify the short-term market moves that go against our holdings as either cyclical or structural in nature. While this can be difficult to discern, it is the reason we focus primarily on company-level analysis and hold true to our core investment tenants. We endeavor to invest in businesses with sustainable competitive advantages that produce growing cash flow and earnings through a durable economic business model. Our success or failure is rooted in selecting these companies and paying a reasonable price for this growth.

The majority of the underperformance in the Fund was attributable to adverse stock selection in the energy, consumer discretionary, and industrials sectors. Energy sector performance was significantly impacted by the large decline in both WTI crude oil and natural gas prices, which were down 40% and 43%, respectively. The majority of the Fund’s holdings in the energy sector are tied directly or indirectly (via related capital spending) to commodity prices and experienced significantly higher beta to underlying commodity price movements relative to the benchmark energy holdings. Specifically, 4 of our energy holdings were in the Fund’s bottom 5 detractors from a relative performance standpoint, including Core Laboratories NV, CARBO Ceramics Inc. (which we have since exited), Southwestern Energy Company, and Whiting Petroleum Corporation. Consumer discretionary performance was negatively impacted primarily from the underperformance of PVH Corp., LKQ Corporation, and BorgWarner Inc. Each company had significant exposure to the stronger U.S. Dollar. Our industrial sector’s relative underperformance was the result of not owning airlines, which increased 45% during the period, and weakness in our machinery holdings – Cummins Inc. and Chart Industries Inc. (which we have exited). On the positive side, the

Fund experienced relative outperformance in financials, driven primarily by the strong performance in two of the Fund’s larger holdings – CBRE Group, Inc. Class A and MarketAxess Holdings Inc.

As managers we are continuously testing our investment thesis in each holding. While we cannot control short-term volatility in our portfolio, we are confident that the strategy most likely to generate superior performance over a cycle is to focus on the companies’ longer-term economic health and strategic positioning. Our fundamental approach emphasizes identifying and investing in companies with superior growth prospects and attractive valuations. While short-term underperformance is disappointing to us, we will stay with our disciplined approach and have conviction that, when implemented consistently and effectively, this strategy will pay off over time.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 2.33%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell Mid Cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

ANNUAL REPORT  /  April 30, 2015 (unaudited)

8

WILMINGTON MID-CAP GROWTH

FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Mid-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”).2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	2.33%
5 Years	10.87%
10 Years	8.78%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.53%
After Waivers	1.24%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell Mid Cap Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited)  /  ANNUAL REPORT

9

WILMINGTON MID-CAP

GROWTH FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Mid-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Russell Mid Cap Growth.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	8.47%
5 Years	12.32%
10 Years	9.57%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.28%
After Waivers	1.08%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for the Russell Mid Cap Growth assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2015 (unaudited)

10

WILMINGTON SMALL-CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, the Wilmington Small-Cap Growth Fund (the “Fund”) had a total return of 8.73%* for Class A Shares, and 8.93%* for Class I Shares, versus its benchmark, the Russell 2000 Growth Index,** which had a total return of 14.65%.

During the past fiscal year, the U.S. equity markets continued its upward march, entering year 6 of the current bull market. The same underlying foundation of the markets remains intact, namely favorable monetary policy, strong corporate profit growth, and generally improving macroeconomic data. This past fiscal year the market was able to absorb a few potentially volatility-inducing developments, specifically a significant decline in energy prices, a strengthening of the U.S. Dollar relative to worldwide currencies, as well as continued geopolitical unrest. Despite these potential headwinds, investor risk appetite continues to improve, evidenced by expanding valuation multiples, and corporate profits continue to grow, albeit at a moderate pace.

For the fiscal year, the Fund’s best relative performing sector during the year was the energy sector due in large part to an underweighted position versus the benchmark and avoiding much of the correction in stock value when oil prices collapsed. Performance was hurt by the health care and industrial sectors. The biotechnology exposure contributed the most to underperformance as stock selection was poor and our underweighted position hurt relative performance as the industry rallied significantly versus the benchmark for the year. The industrial sector was a poor relative performer for the year and our significant overweight to the sector all year was the main reason for underperformance.

The Fund utilizes a quantitative approach to stock selection and portfolio construction. Factor preferences that paid off for the year included high market capitalization, low price/earnings ratios, low beta, low dividend yield, and low price volatility and low earnings volatility companies along with high price momentum. However, the start of the period brought about a rotation in factor preferences that caused the underperformance for the fiscal year as it takes some time for the portfolio to adjust to rapid changes in factor preferences. Stock selection is particularly difficult for the quantitative strategies in the biotechnology industry where many companies lack earnings and even revenues making valuation differentiation difficult. The industrial exposure had many of these characteristics but suffered from industry specific and stock selection issues in distribution, construction, and engineering companies.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 2.76%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

The price-to-earnings ratio, or P/E ratio, is an equity valuation multiple. It is defined as market price per share divided by annual earnings per share.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value; some are subjective and others are objective.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment of a stock.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

April 30, 2015 (unaudited)  /  ANNUAL REPORT

11

WILMINGTON SMALL-CAP GROWTH

FUND – Class A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Small-Cap Growth Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”).2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	2.76%
5 Years	8.97%
10 Years	7.87%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.75%
After Waivers	1.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 2000 Growth Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT  /  April 30, 2015 (unaudited)

12

WILMINGTON SMALL-CAP GROWTH

FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Small-Cap Growth Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Russell 2000 Growth.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	8.93%
5 Years	10.44%
10 Years	8.66%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.50%
After Waivers	1.09%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for the Russell 2000 Growth assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited)  /  ANNUAL REPORT

13

WILMINGTON SMALL-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Small-Cap Strategy Fund (the “Fund”) had a total return of 11.14% for Class I Shares, versus its benchmark, the Russell 2000 Index**, which had a total return of 9.71%.

The Fund attempts to outperform the Russell 2000 Index by overweighting growth or value companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team (IST).

At the September 2013 meeting of the IST, the team voted to rebalance at the end of September to track a custom index of 65% Russell 2000 Growth Index/ 35% Russell 2000 Value Index. IST advice remained unchanged through the end of April 2015. During the 1 year period ending April 30, 2015, the Russell 2000 Growth Index returned 14.7% and the Russell 2000 Value Index returned 4.9%. Over the 12-month period, the tactical overweight to growth had a 1.3% positive impact on relative return.

At the April IST meeting, the proprietary U.S. small-cap style model continued to favor growth stocks. The IST voted to follow the models and recommended maintaining the overweight to growth companies in domestic small cap-equity portfolios. The IST and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of the Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure large stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ANNUAL REPORT  /  April 30, 2015 (unaudited)

14

WILMINGTON SMALL-CAP STRATEGY

FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Small-Cap Strategy Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Russell 2000 Index.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	11.14%
5 Years	12.75%
10 Years	7.84%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.18%
After Waivers	0.34%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance shown for the Russell 2000 Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2015 (unaudited)  /  ANNUAL REPORT

15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,055.50	$1.27	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

WILMINGTON MID-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,023.90	$6.22	1.24%
Class I	$1,000.00	$1,024.80	$5.42	1.08%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,018.65	$6.21	1.24%
Class I	$1,000.00	$1,019.44	$5.41	1.08%

WILMINGTON SMALL-CAP GROWTH FUND
Actual
Class A	$1,000.00	$1,037.70	$6.42	1.27%
Class I	$1,000.00	$1,038.50	$5.31	1.05%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,018.50	$6.36	1.27%
Class I	$1,000.00	$1,019.59	$5.26	1.05%

WILMINGTON SMALL-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,053.80	$1.27	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

ANNUAL REPORT  /  April 30, 2015 (unaudited)

16

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2015, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Information Technology	24.0%

Consumer Discretionary	16.0%

Health Care	14.0%

Industrials	11.3%

Financials	11.1%

Consumer Staples	9.4%

Energy	6.5%

Materials	3.8%

Telecommunication Services	2.2%

Utilities	1.6%

Investment Companies	0.1%

Rights	0.0%[3]

Warrants	0.0%[3]

Cash Equivalents[1]	1.2%

Other Assets and Liabilities – Net[2]	(1.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value
COMMON STOCKS – 99.9%

CONSUMER DISCRETIONARY – 16.0%

AUTO COMPONENTS – 0.4%

BorgWarner, Inc.	7,980	$472,416

Gentex Corp.	4,780	82,933

Goodyear Tire & Rubber Co. (The)	7,300	207,064

Johnson Controls, Inc.	9,830	495,235

Lear Corp.	2,500	277,575

Remy International, Inc.	151	3,360

TRW Automotive Holdings Corp.*	1,410	148,135

Visteon Corp.*	1,500	152,100

		$1,838,818

AUTOMOBILES – 0.5%

Ford Motor Co.	44,120	697,096

General Motors Co.	15,300	536,418

Harley-Davidson, Inc.	6,090	342,319

Description	Number of Shares	Value

Tesla Motors, Inc.#,*	2,900	$655,545

Thor Industries, Inc.	1,380	83,035

		$2,314,413

DISTRIBUTORS – 0.1%

Genuine Parts Co.	4,620	415,107

LKQ Corp.*	6,080	164,586

		$579,693

DIVERSIFIED CONSUMER SERVICES – 0.1%

Apollo Education Group, Inc.*	887	14,888

DeVry Education Group, Inc.	1,040	31,450

Graham Holdings Co., Class B	140	143,210

H&R Block, Inc.	10,260	310,262

Service Corp. International	4,170	115,426

Weight Watchers International, Inc.#,*	1,560	13,338

		$628,574

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    17

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
HOTELS, RESTAURANTS & LEISURE – 2.3%

Brinker International, Inc.	520	$28,792

Carnival Corp.	3,820	167,965

Chipotle Mexican Grill, Inc.*	1,050	652,407

Choice Hotels International, Inc.	60	3,592

Darden Restaurants, Inc.	2,540	161,976

Domino’s Pizza, Inc.	2,200	237,270

Dunkin’ Brands Group, Inc.	3,900	203,229

Hilton Worldwide Holdings, Inc.*	700	20,272

International Game Technology*	1,273	25,918

Las Vegas Sands Corp.	11,420	603,890

Marriott International, Inc., Class A	6,972	558,109

McDonald’s Corp.	31,099	3,002,608

MGM Resorts International*	4,510	95,387

Panera Bread Co., Class A*	845	154,196

Restaurant Brands International LP	47	1,840

Restaurant Brands International, Inc.	4,652	189,709

Royal Caribbean Cruises Ltd.	1,780	121,147

Six Flags Entertainment Corp.	3,100	145,762

Starbucks Corp.	46,920	2,326,294

Starwood Hotels & Resorts Worldwide, Inc.	4,430	380,759

Wendy’s Co. (The)	1,200	12,144

Wyndham Worldwide Corp.	5,260	449,204

Wynn Resorts Ltd.	2,520	279,896

Yum! Brands, Inc.	13,250	1,138,970

		$10,961,336

HOUSEHOLD DURABLES – 0.5%

DR Horton, Inc.	1,470	37,338

Garmin Ltd.	1,990	89,928

Harman International Industries, Inc.	1,920	250,330

Jarden Corp.*	3,210	164,288

Leggett & Platt, Inc.	3,670	155,865

Lennar Corp., Class A	2,210	101,218

Mohawk Industries, Inc.*	850	147,475

Newell Rubbermaid, Inc.	7,820	298,177

NVR, Inc.*	130	172,444

PulteGroup, Inc.	4,040	77,972

Taylor Morrison Home Corp., Class A*	900	16,668

Tempur Sealy International, Inc.*	2,500	152,275

Toll Brothers, Inc.*	4,050	143,937

Tupperware Brands Corp.	1,100	73,546

Whirlpool Corp.	1,350	237,060

		$2,118,521

INTERNET & CATALOG RETAIL – 2.0%

Amazon.com, Inc.*	12,130	5,116,191

Expedia, Inc.	3,120	293,998

Groupon, Inc.*	14,200	98,264

Description	Number of Shares	Value
HomeAway, Inc.*	3,200	$89,440

Liberty Interactive Corp., Class A*	11,650	335,054

Liberty TripAdvisor Holdings, Inc., Class A*	2,446	72,671

Liberty Ventures*	4,102	170,971

Netflix, Inc.*	2,000	1,113,000

Priceline.com, Inc. (The)*	1,630	2,017,630

TripAdvisor, Inc.*	3,180	255,958

		$9,563,177

LEISURE EQUIPMENT & PRODUCTS – 0.2%

Hasbro, Inc.	3,490	247,057

Mattel, Inc.	4,550	128,128

Polaris Industries, Inc.	2,000	273,920

Vista Outdoor, Inc.*	440	19,254

		$668,359

MEDIA – 4.6%

AMC Networks, Inc., Class A#,*	1,685	127,116

Cablevision Systems Corp., Class A#	6,540	130,669

CBS Corp., Non-Voting	15,030	933,814

Charter Communications, Inc., Class A*	3,000	561,180

Cinemark Holdings, Inc.	4,500	191,835

Clear Channel Outdoor Holdings, Inc., Class A	500	5,690

Comcast Corp., Class A	78,800	4,551,488

DIRECTV*	14,490	1,314,315

Discovery Communications, Inc., Class A#,*	6,200	200,632

Discovery Communications, Inc., Class C*	6,200	187,426

DISH Network Corp., Class A*	6,880	465,501

DreamWorks Animation SKG, Inc., Class A#,*	2,490	64,889

Gannett Co., Inc.	3,290	112,913

Interpublic Group of Cos., Inc. (The)	12,820	267,169

John Wiley & Sons, Inc., Class A	2,100	119,448

Liberty Broadband Corp., Class A*	235	12,746

Liberty Broadband Corp., Class C*	471	25,556

Liberty Media Corp., Class A*	943	36,192

Liberty Media Corp., Class C*	1,886	71,574

Madison Square Garden Co., Class A*	2,187	175,616

Morningstar, Inc.	1,100	83,479

News Corp., Class A*	11,157	176,057

Omnicom Group, Inc.	7,990	605,322

Regal Entertainment Group, Class A#	770	16,940

Scripps Networks Interactive, Inc., Class A	1,580	110,379

Sirius XM Holdings, Inc.*	92,640	365,928

Starz, Class A*	2,343	92,150

Thomson Reuters Corp.	3,500	143,710

Time Warner Cable, Inc.	8,424	1,310,100

Time Warner, Inc.	9,596	809,998

Twenty-First Century Fox, Inc.	48,230	1,643,678

ANNUAL REPORT  /  April 30, 2015

18     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Viacom, Inc., Class B	13,720	$952,854

Walt Disney Co. (The)	50,226	5,460,571

		$21,326,935

MULTILINE RETAIL – 0.8%

Big Lots, Inc.	1,324	60,335

Dillard’s, Inc., Class A	1,400	184,226

Dollar General Corp.	10,800	785,268

Dollar Tree, Inc.*	7,262	554,889

Family Dollar Stores, Inc.	4,456	348,192

JC Penney Co., Inc.#,*	2,330	19,339

Kohl’s Corp.	2,410	172,676

Macy’s, Inc.	11,380	735,489

Nordstrom, Inc.	5,780	436,737

Sears Holdings Corp.#,*	70	2,796

Target Corp.	8,160	643,253

		$3,943,200

SPECIALTY RETAIL – 3.3%

Abercrombie & Fitch Co., Class A#	680	15,286

Advance Auto Parts, Inc.	3,150	450,450

Ascena Retail Group, Inc.*	540	8,095

AutoNation, Inc.*	3,080	189,574

AutoZone, Inc.*	1,160	780,286

Bed, Bath & Beyond, Inc.*	5,290	372,733

Best Buy Co., Inc.	5,680	196,812

CarMax, Inc.*	7,400	504,014

Chico’s FAS, Inc.	4,890	82,445

CST Brands, Inc.	1,718	71,658

Dick’s Sporting Goods, Inc.	780	42,323

DSW, Inc., Class A	200	7,254

Foot Locker, Inc.	1,630	96,903

GameStop Corp., Class A#	2,820	108,683

Gap, Inc. (The)	6,330	250,921

GNC Holdings, Inc., Class A	3,800	163,590

Home Depot, Inc. (The)	44,540	4,764,889

L Brands, Inc.	5,750	513,820

Lowe’s Cos., Inc.	31,300	2,155,318

Murphy USA, Inc.*	1,387	90,613

O’Reilly Automotive, Inc.*	3,600	784,188

Ross Stores, Inc.	7,080	700,070

Sally Beauty Holdings, Inc.*	4,700	146,687

Signet Jewelers Ltd.	2,520	338,008

Staples, Inc.	8,110	132,355

Tiffany & Co.	3,550	310,554

TJX Cos., Inc. (The)	21,240	1,370,830

Tractor Supply Co.	4,900	421,694

Ulta Salon Cosmetics & Fragrance, Inc.*	2,000	302,180

Description	Number of Shares	Value

Urban Outfitters, Inc.*	960	$38,438

Williams-Sonoma, Inc.	3,240	238,237

		$15,648,908

TEXTILES, APPAREL & LUXURY GOODS – 1.2%

Carter’s, Inc.	1,400	139,804

Coach, Inc.	7,950	303,769

Deckers Outdoor Corp.*	800	59,200

Fossil Group, Inc.*	1,600	134,368

Hanesbrands, Inc.	14,000	435,120

Kate Spade & Co.#,*	3,400	111,180

Michael Kors Holdings Ltd.*	6,138	379,697

NIKE, Inc. Class B	22,320	2,206,109

PVH Corp.	2,100	217,035

Ralph Lauren Corp.	380	50,696

Under Armour, Inc., Class A*	7,100	550,605

VF Corp.	11,400	825,702

		$5,413,285

TOTAL CONSUMER DISCRETIONARY		$75,005,219

CONSUMER STAPLES - 9.4%

BEVERAGES – 2.6%

Brown-Forman Corp., Class B	4,897	441,856

Coca-Cola Co. (The)	131,382	5,328,854

Coca-Cola Enterprises, Inc.	5,600	248,696

Constellation Brands, Inc. Class A*	4,930	571,584

Dr. Pepper Snapple Group, Inc.	5,750	428,835

Molson Coors Brewing Co., Class B	2,550	187,451

Monster Beverage Corp.*	5,568	763,428

PepsiCo, Inc.	46,759	4,447,716

		$12,418,420

FOOD & STAPLES RETAILING – 2.0%

Costco Wholesale Corp.	13,260	1,896,843

CVS Health Corp.	16,100	1,598,569

Kroger Co. (The)	19,076	1,314,527

Rite Aid Corp.*	19,940	153,737

Sprouts Farmers Market, Inc.*	2,560	81,882

Sysco Corp.	10,290	381,039

Walgreens Boots Alliance, Inc.	25,220	2,091,495

Wal-Mart Stores, Inc.	21,033	1,641,626

Whole Foods Market, Inc.	7,480	357,245

		$9,516,963

FOOD PRODUCTS – 1.6%

Archer-Daniels-Midland Co.	7,540	368,555

Bunge Ltd.	1,670	144,238

Campbell Soup Co.	1,156	51,685

ConAgra Foods, Inc.	5,730	207,139

Flowers Foods, Inc.	3,837	85,719

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    19

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

General Mills, Inc.	15,224	$842,496

Hain Celestial Group, Inc. (The)*	3,000	180,720

Hershey Co. (The)	4,640	426,509

Hormel Foods Corp.	3,460	188,051

Ingredion, Inc.	970	77,018

JM Smucker Co. (The)	1,799	208,540

Kellogg Co.	6,340	401,512

Keurig Green Mountain, Inc.	5,040	586,505

Kraft Foods Group, Inc.	17,462	1,479,904

McCormick & Co., Inc.	5,130	386,289

Mead Johnson Nutrition Co.	6,750	647,460

Mondelez International, Inc. Class A	18,787	720,857

Tyson Foods, Inc., Class A	3,300	130,350

WhiteWave Foods Co. (The)*	3,380	148,619

		$7,282,166

HOUSEHOLD PRODUCTS – 1.4%

Church & Dwight Co., Inc.	3,872	314,290

Clorox Co. (The)	4,868	516,495

Colgate-Palmolive Co.	28,176	1,895,681

Energizer Holdings, Inc.	990	135,254

Kimberly-Clark Corp.	10,440	1,145,164

Procter & Gamble Co. (The)	32,966	2,621,127

		$6,628,011

PERSONAL PRODUCTS – 0.2%

Avon Products, Inc.	5,070	41,422

Estee Lauder Cos., Inc. Class A (The)	6,780	551,146

Herbalife Ltd.#,*	2,260	93,835

Nu Skin Enterprises, Inc., Class A	1,600	90,480

		$776,883

TOBACCO – 1.6%

Altria Group, Inc.	62,990	3,152,649

Lorillard, Inc.	12,220	853,689

Philip Morris International, Inc.	36,340	3,033,300

Reynolds American, Inc.	7,440	545,352

		$7,584,990

TOTAL CONSUMER STAPLES		$44,207,433

ENERGY – 6.5%

ENERGY EQUIPMENT & SERVICES – 1.8%

Amec Foster Wheeler PLC ADR	3,156	44,121

Atwood Oceanics, Inc.	550	18,359

Baker Hughes, Inc.	5,100	349,146

Cameron International Corp.*	5,880	322,342

Description	Number of Shares	Value

Diamond Offshore Drilling, Inc.#	1,440	$48,197

Dresser-Rand Group, Inc.*	2,070	171,127

Dril-Quip, Inc.*	1,500	119,580

FMC Technologies, Inc.*	7,560	333,396

Frank’s International NV	4,900	101,920

Halliburton Co.	26,730	1,308,433

Helmerich & Payne, Inc.	2,880	224,554

Nabors Industries Ltd.	2,530	42,251

National Oilwell Varco, Inc.	5,755	313,130

Oceaneering International, Inc.	3,680	202,805

Oil States International, Inc.*	1,360	64,722

Patterson-UTI Energy, Inc.#	4,230	94,541

Rowan Cos. PLC, Class A	3,240	68,656

RPC, Inc.	450	7,160

Schlumberger Ltd.	42,284	4,000,489

Seadrill Ltd.#,*	18,500	242,165

Seventy Seven Energy, Inc.*	500	2,535

Superior Energy Services, Inc.	2,740	69,870

Tidewater, Inc.#	1,660	45,965

Unit Corp.*	220	7,665

		$8,203,129

OIL, GAS & CONSUMABLE FUELS – 4.7%

Anadarko Petroleum Corp.	6,750	635,175

Apache Corp.	3,573	244,393

Cabot Oil & Gas Corp.	14,280	482,950

California Resources Corp.	3,200	29,760

Cheniere Energy, Inc.*	8,100	619,569

Chesapeake Energy Corp.#	7,000	110,390

Chevron Corp.	22,600	2,509,956

Cimarex Energy Co.	950	118,180

Cobalt International Energy, Inc.#,*	9,400	100,580

Concho Resources, Inc.*	3,580	453,443

ConocoPhillips	14,560	988,915

CONSOL Energy, Inc.	1,800	58,464

Continental Resources, Inc.#,*	2,720	143,154

Denbury Resources, Inc.	1,815	15,990

Devon Energy Corp.	4,100	279,661

Energen Corp.	1,530	108,890

EOG Resources, Inc.	17,700	1,751,415

EQT Corp.	4,950	445,203

Exxon Mobil Corp.	48,643	4,249,939

Golar LNG Ltd.	1,300	46,794

Gulfport Energy Corp.*	2,700	132,138

Hess Corp.	2,990	229,931

HollyFrontier Corp.	2,340	90,745

Kinder Morgan, Inc.	13,965	599,797

Laredo Petroleum, Inc.#,*	1,800	28,440

Marathon Oil Corp.	7,330	227,963

Marathon Petroleum Corp.	6,465	637,255

ANNUAL REPORT  /  April 30, 2015

20    PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Murphy Oil Corp.	1,950	$92,840

Newfield Exploration Co.*	2,560	100,454

Noble Energy, Inc.	9,820	498,070

Oasis Petroleum, Inc.#,*	3,000	53,820

Occidental Petroleum Corp.	8,000	640,800

ONEOK, Inc.	4,860	233,766

PBF Energy, Inc., Class A	3,000	85,140

Peabody Energy Corp.#	2,070	9,791

Phillips 66	11,330	898,582

Pioneer Natural Resources Co.	4,420	763,688

QEP Resources, Inc.	2,400	54,000

Range Resources Corp.	5,350	340,046

Sandridge Energy, Inc.#,*	730	1,380

SM Energy Co.	1,570	91,013

Southwestern Energy Co.*	11,728	328,736

Spectra Energy Corp.	9,100	338,975

Targa Resources Corp.	1,200	125,964

Teekay Corp.	520	25,849

Tesoro Corp.	2,340	200,842

Ultra Petroleum Corp.#,*	1,420	24,183

Valero Energy Corp.	7,570	430,733

Whiting Petroleum Corp.*	1,000	37,910

Williams Cos., Inc. (The)	24,470	1,252,619

World Fuel Services Corp.	2,100	116,550

WPX Energy, Inc.*	5,116	70,345

		$22,155,186

TOTAL ENERGY		$30,358,315

FINANCIALS – 11.1%

CAPITAL MARKETS – 1.7%

Affiliated Managers Group, Inc.*	2,070	468,089

Ameriprise Financial, Inc.	3,840	481,075

Bank of New York Mellon Corp. (The)	10,870	460,236

BlackRock, Inc.	2,260	822,504

Charles Schwab Corp. (The)	14,470	441,335

E*TRADE Financial Corp.*	4,900	141,071

Eaton Vance Corp.	4,970	204,168

Federated Investors, Inc., Class B	4,970	170,968

Franklin Resources, Inc.	9,520	490,851

Goldman Sachs Group, Inc. (The)	5,090	999,778

Interactive Brokers Group, Inc., Class A	1,200	40,740

Invesco Ltd.	5,570	230,709

Lazard Ltd., Class A	3,550	188,257

Legg Mason, Inc.	1,110	58,441

LPL Financial Holdings, Inc.	300	12,141

Morgan Stanley	17,396	649,045

Northern Trust Corp.	2,580	188,727

Description	Number of Shares	Value
NorthStar Asset Management Group, Inc./NY	3,650	$76,760

Raymond James Financial, Inc.	2,110	119,278

SEI Investments Co.	6,240	284,918

State Street Corp.	4,520	348,582

T. Rowe Price Group, Inc.	6,480	526,046

TD Ameritrade Holding Corp.	7,050	255,563

Waddell & Reed Financial, Inc., Class A	2,740	135,137

		$7,794,419

COMMERCIAL BANKS – 2.8%

Associated Banc-Corp.	5,285	99,411

Bank of America Corp.	115,650	1,842,304

Bank of Hawaii Corp.	770	46,500

BB&T Corp.	6,990	267,647

BOK Financial Corp.	320	20,861

CIT Group, Inc.	2,400	108,072

Citigroup, Inc.	33,782	1,801,256

City National Corp.	940	87,608

Comerica, Inc.	1,230	58,314

Commerce Bancshares, Inc.	888	37,926

Cullen/Frost Bankers, Inc.	1,440	105,034

East West Bancorp, Inc.	2,500	101,475

Fifth Third Bancorp	11,100	222,000

First Horizon National Corp.	6,384	90,972

First Niagara Financial Group, Inc.	4,450	40,473

Fulton Financial Corp.	7,410	90,106

Huntington Bancshares, Inc.	9,441	102,529

JPMorgan Chase & Co.	42,120	2,664,511

KeyCorp	11,570	167,186

M&T Bank Corp.§	1,610	192,669

PacWest Bancorp.	1,339	60,389

PNC Financial Services Group, Inc. (The)	5,360	491,673

Popular, Inc.*	800	25,944

Regions Financial Corp.	17,356	170,609

Signature Bank*	1,100	147,499

SunTrust Banks, Inc.	6,680	277,220

SVB Financial Group*	500	66,380

Synovus Financial Corp.	394	10,898

TCF Financial Corp.	910	14,251

U.S. Bancorp	18,520	793,952

Wells Fargo & Co.	52,925	2,916,168

Zions Bancorporation	890	25,218

		$13,147,055

CONSUMER FINANCE – 0.7%

Ally Financial, Inc.*	5,200	113,828

American Express Co.	28,760	2,227,462

Capital One Financial Corp.	5,700	460,845

April 30, 2015  /   ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    21

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Discover Financial Services	5,080	$294,488

Navient Corp.	5,360	104,734

SLM Corp.	5,360	54,618

Synchrony Financial*	5,000	155,750

		$3,411,725

DIVERSIFIED FINANCIAL SERVICES – 1.2%

Berkshire Hathaway, Inc., Class B*	19,026	2,686,661

CBOE Holdings, Inc.	3,000	168,810

CME Group, Inc.	3,900	354,549

FNFV Group*	846	12,648

Intercontinental Exchange, Inc.	2,518	565,367

Leucadia National Corp.	3,310	78,679

McGraw Hill Financial, Inc.	9,040	942,872

Moody’s Corp.	6,940	746,189

MSCI, Inc.	2,520	154,199

NASDAQ OMX Group, Inc. (The)	530	25,774

		$5,735,748

INSURANCE – 1.9%

ACE Ltd.	3,400	363,766

Aflac, Inc.	4,750	299,440

Alleghany Corp.*	256	121,221

Allied World Assurance Co. Holdings AG	2,790	114,781

Allstate Corp. (The)	3,980	277,247

American Financial Group, Inc.	1,600	101,120

American International Group, Inc.	15,530	874,184

American National Insurance Co.	600	60,036

Aon PLC	8,300	798,709

Arch Capital Group Ltd.*	2,540	154,127

Arthur J Gallagher & Co.	3,880	185,580

Aspen Insurance Holdings Ltd.	190	8,879

Assurant, Inc.	1,130	69,450

Assured Guaranty Ltd.	1,600	41,584

Axis Capital Holdings Ltd.	3,280	170,757

Brown & Brown, Inc.	2,170	69,331

Chubb Corp. (The)	3,950	388,482

Cincinnati Financial Corp.	2,106	106,648

CNA Financial Corp.	1,050	42,315

Endurance Specialty Holdings Ltd.	2,000	120,760

Erie Indemnity Co., Class A	670	55,442

Everest Re Group Ltd.	270	48,306

FNF Group	2,541	91,451

Genworth Financial, Inc., Class A*	3,260	28,655

Hanover Insurance Group, Inc. (The)	1,100	75,427

Hartford Financial Services Group, Inc. (The)	6,790	276,828

HCC Insurance Holdings, Inc.	970	55,251

Kemper Corp.	370	13,938

Lincoln National Corp.	3,170	179,073

Description	Number of Shares	Value

Loews Corp.	5,050	$210,282

Markel Corp.*	80	59,251

Marsh & McLennan Cos., Inc.	13,740	771,638

MBIA, Inc.*	1,650	14,438

Mercury General Corp.	370	20,328

MetLife, Inc.	8,901	456,532

Old Republic International Corp.	6,600	100,914

PartnerRe Ltd.	970	124,160

Principal Financial Group, Inc.	3,590	183,521

ProAssurance Corp.	500	22,475

Progressive Corp. (The)	9,880	263,401

Prudential Financial, Inc.	4,730	385,968

Reinsurance Group of America, Inc.	1,690	154,838

RenaissanceRe Holdings Ltd.*	20	2,050

StanCorp Financial Group, Inc.	40	2,883

Torchmark Corp.	1,695	95,106

Travelers Cos., Inc. (The)	5,080	513,639

Unum Group	2,210	75,494

Validus Holdings Ltd.	170	7,111

White Mountains Insurance Group Ltd.	160	108,155

WR Berkley Corp.	3,580	175,384

XL Group PLC	2,520	93,442

		$9,033,798

REAL ESTATE INVESTMENT TRUSTS – 2.6%

Alexandria Real Estate Equities, Inc.	740	68,361

American Capital Agency Corp.	1,600	33,016

American Realty Capital Properties, Inc.	10,300	93,009

American Tower Corp.	12,660	1,196,750

Annaly Capital Management, Inc.	5,510	55,486

Apartment Investment & Management Co., Class A	3,970	149,788

AvalonBay Communities, Inc.	1,222	200,823

BioMed Realty Trust, Inc.	4,100	85,075

Boston Properties, Inc.	1,950	258,004

Brandywine Realty Trust	730	10,643

Camden Property Trust	170	12,764

Chimera Investment Corp.	3,140	47,697

Communications Sales & Leasing, Inc.*	3,140	94,451

Corrections Corp. of America	2,767	101,798

Crown Castle International Corp.	12,140	1,014,054

DDR Corp.	2,800	47,740

Digital Realty Trust, Inc.	3,760	238,422

Douglas Emmett, Inc.	10	285

Duke Realty Corp.	6,310	125,001

Equity Commonwealth*	2,542	64,084

Equity Lifestyle Properties, Inc.	3,400	179,588

Equity Residential	3,050	225,273

Essex Property Trust, Inc.	1,073	238,152

ANNUAL REPORT  /  April 30, 2015

22     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Extra Space Storage, Inc.	4,600	$303,278

Federal Realty Investment Trust	1,170	156,394

Gaming and Leisure Properties, Inc.	104	3,713

General Growth Properties, Inc.	8,143	223,118

HCP, Inc.	1,970	79,371

Health Care REIT, Inc.	6,520	469,570

Home Properties, Inc.	1,000	73,560

Hospitality Properties Trust	750	22,560

Host Hotels & Resorts, Inc.	8,640	174,010

Iron Mountain, Inc.	4,433	152,894

Kilroy Realty Corp.	2,000	141,980

Kimco Realty Corp.	6,880	165,808

Lamar Advertising Co., Class A	2,400	139,104

Liberty Property Trust	1,340	46,686

Macerich Co. (The)	2,610	213,394

Mid-America Apartment Communities, Inc.	1,800	134,298

National Retail Properties, Inc.#	100	3,840

NorthStar Realty Finance Corp.	3,650	68,474

Omega Healthcare Investors, Inc.	4,100	147,969

Piedmont Office Realty Trust, Inc. Class A	3,300	57,684

Plum Creek Timber Co., Inc.	2,270	95,794

Post Properties, Inc.	700	40,019

Prologis, Inc.	6,010	241,602

Public Storage	3,860	725,333

Rayonier, Inc.	3,915	100,185

Realty Income Corp.#	3,910	183,653

Regency Centers Corp.	2,060	129,327

Simon Property Group, Inc.	8,033	1,457,909

SL Green Realty Corp.	790	96,664

Spirit Realty Capital, Inc.	13,000	146,770

Starwood Property Trust, Inc.	220	5,282

Tanger Factory Outlet Centers, Inc.	3,100	104,098

Taubman Centers, Inc.	130	9,361

UDR, Inc.	2,580	84,547

Urban Edge Properties	1,836	41,549

Ventas, Inc.	6,566	452,397

Vornado Realty Trust	3,673	380,119

Weingarten Realty Investors	3,560	116,626

Weyerhaeuser Co.	13,010	409,945

WP Carey, Inc.	1,900	120,612

WP GLIMCHER, Inc.	1,276	19,140

		$12,278,901

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc. Class A*	8,710	333,941

Forest City Enterprises, Inc., Class A*	4,300	102,168

Howard Hughes Corp. (The)*	658	97,693

Description	Number of Shares	Value
Jones Lang LaSalle, Inc.	170	$28,230

Realogy Holdings Corp.*	1,020	48,358

		$610,390

THRIFTS & MORTGAGE FINANCE – 0.1%**

Hudson City Bancorp, Inc.	3,732	34,708

New York Community Bancorp, Inc.#	2,740	47,101

Ocwen Financial Corp.#,*	3,000	25,470

People’s United Financial, Inc.	7,600	114,836

TFS Financial Corp.	250	3,655

		$225,770

TOTAL FINANCIALS		$52,237,806

HEALTH CARE – 14.0%

BIOTECHNOLOGY – 4.3%

Alexion Pharmaceuticals, Inc.*	6,440	1,089,841

Alkermes PLC*	4,400	243,628

Alnylam Pharmaceuticals, Inc.*	2,200	224,114

Amgen, Inc.	22,704	3,585,189

Biogen, Inc.*	7,800	2,916,654

BioMarin Pharmaceutical, Inc.*	4,800	537,840

Celgene Corp.*	25,966	2,805,886

Gilead Sciences, Inc.*	49,434	4,968,611

Incyte Corp.*	4,000	388,640

Intercept Pharmaceuticals, Inc.#,*	400	101,124

Medivation, Inc.*	2,500	301,850

Myriad Genetics, Inc.#,*	2,310	76,299

Pharmacyclics, Inc.*	1,900	486,780

Regeneron Pharmaceuticals, Inc.*	2,600	1,189,396

Seattle Genetics, Inc.*	3,400	116,756

United Therapeutics Corp.*	1,340	213,985

Vertex Pharmaceuticals, Inc.*	7,483	922,504

		$20,169,097

HEALTH CARE EQUIPMENT & SUPPLIES – 1.9%

Abbott Laboratories	16,409	761,706

Alere, Inc.*	2,650	125,822

Align Technology, Inc.*	2,160	127,094

Baxter International, Inc.	15,510	1,066,157

Becton Dickinson & Co.	5,240	738,159

Boston Scientific Corp.*	18,100	322,542

Cooper Cos., Inc. (The)	1,050	186,973

CR Bard, Inc.	2,280	379,802

DENTSPLY International, Inc.	3,670	187,170

Edwards Lifesciences Corp.*	3,886	492,162

Halyard Health, Inc.*	1,305	63,266

Hill-Rom Holdings, Inc.	2,260	112,864

Hologic, Inc.*	8,040	271,270

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    23

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
IDEXX Laboratories, Inc.*	1,890	$236,949

Intuitive Surgical, Inc.*	1,200	595,176

Medtronic PLC	14,666	1,091,884

ResMed, Inc.#	4,720	301,797

Sirona Dental Systems, Inc.*	1,700	157,675

St. Jude Medical, Inc.	7,370	516,269

Stryker Corp.	7,300	673,352

Teleflex, Inc.	60	7,378

Varian Medical Systems, Inc.*	4,250	377,613

Zimmer Holdings, Inc.	2,310	253,730

		$9,046,810

HEALTH CARE PROVIDERS & SERVICES – 2.4%

Aetna, Inc.	5,231	559,037

AmerisourceBergen Corp.	7,870	899,541

Anthem, Inc.	2,610	393,927

Brookdale Senior Living, Inc.*	4,570	165,571

Cardinal Health, Inc.	4,200	354,228

Catamaran Corp.*	5,832	346,129

Centene Corp.*	3,400	210,766

Cigna Corp.	4,190	522,242

Community Health Systems, Inc.*	3,446	184,981

DaVita HealthCare Partners, Inc.*	4,588	372,087

Envision Healthcare Holdings, Inc.*	500	18,980

Express Scripts Holding Co.*	22,162	1,914,797

HCA Holdings, Inc.*	3,600	266,436

Health Net, Inc.*	1,220	64,233

Henry Schein, Inc.*	2,460	337,266

Humana, Inc.	2,270	375,912

Laboratory Corp. of America Holdings*	1,957	233,979

LifePoint Hospitals, Inc.*	130	9,734

McKesson Corp.	7,100	1,586,140

MEDNAX, Inc.*	2,740	193,937

Omnicare, Inc.	1,959	172,353

Patterson Cos., Inc.	970	45,546

Quest Diagnostics, Inc.	1,850	132,127

Tenet Healthcare Corp.*	2,425	116,061

UnitedHealth Group, Inc.	10,320	1,149,648

Universal Health Services, Inc., Class B	2,580	301,731

VCA, Inc.*	870	44,344

		$10,971,733

HEALTH CARE TECHNOLOGY – 0.2%

Allscripts Healthcare Solutions, Inc.*	4,700	62,510

athenahealth, Inc.*	1,100	134,926

Cerner Corp.*	10,040	720,972

IMS Health Holdings, Inc.*	100	2,759

Veeva Systems, Inc., Class A#,*	3,520	93,456

		$1,014,623

Description	Number of Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 0.6%

Agilent Technologies, Inc.	5,490	$227,121

Bio-Rad Laboratories, Inc., Class A*	890	119,660

Bruker Corp.*	2,920	55,363

Charles River Laboratories International, Inc.*	1,920	132,787

Illumina, Inc.*	4,640	854,920

Mettler-Toledo International, Inc.*	920	291,649

PerkinElmer, Inc.	870	44,596

QIAGEN N.V.*	220	5,238

Thermo Fisher Scientific, Inc.	7,120	894,842

Waters Corp.*	2,610	326,746

		$2,952,922

PHARMACEUTICALS – 4.6%

AbbVie, Inc.	49,409	3,194,786

Actavis PLC*	11,585	3,276,933

Bristol-Myers Squibb Co.	30,600	1,950,138

Eli Lilly & Co.	12,890	926,404

Endo International PLC*	4,630	389,221

Hospira, Inc.*	2,270	198,148

Jazz Pharmaceuticals PLC*	2,200	393,140

Johnson & Johnson	39,560	3,924,352

Mallinckrodt PLC*	3,310	374,626

Merck & Co., Inc.	37,766	2,249,343

Mylan NV*	12,630	912,644

Perrigo Co. PLC	2,040	373,891

Pfizer, Inc.	71,203	2,415,918

Zoetis, Inc.	17,581	780,948

		$21,360,492

TOTAL HEALTH CARE		$65,515,677

INDUSTRIALS – 11.3%

AEROSPACE & DEFENSE – 2.8%

B/E Aerospace, Inc.	2,900	173,391

Boeing Co. (The)	23,990	3,438,727

Exelis, Inc.	5,070	124,316

General Dynamics Corp.	2,810	385,869

Hexcel Corp.	3,600	180,540

Honeywell International, Inc.	25,370	2,560,340

Huntington Ingalls Industries, Inc.	1,645	216,466

KLX, Inc.*	1,450	60,769

L-3 Communications Holdings, Inc.	610	70,095

Lockheed Martin Corp.	8,150	1,520,790

Northrop Grumman Corp.	2,770	426,691

Orbital ATK, Inc.	220	16,095

Precision Castparts Corp.	4,490	928,038

Raytheon Co.	3,520	366,080

Rockwell Collins, Inc.	4,470	435,065

ANNUAL REPORT  /  April 30, 2015

24    PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Spirit Aerosystems Holdings, Inc., Class A*	4,540	$231,041

Textron, Inc.	3,270	143,815

TransDigm Group, Inc.	1,890	400,926

Triumph Group, Inc.	780	46,207

United Technologies Corp.	12,060	1,371,825

Vectrus, Inc.*	281	7,182

		$13,104,268

AIR FREIGHT & LOGISTICS – 0.8%

C.H. Robinson Worldwide, Inc.#	4,384	282,286

Expeditors International of Washington, Inc.	7,280	333,642

FedEx Corp.	5,760	976,723

United Parcel Service, Inc. Class B	21,930	2,204,623

		$3,797,274

AIRLINES – 0.8%

Alaska Air Group, Inc.	4,400	281,864

American Airlines Group, Inc.	21,600	1,042,956

Copa Holdings SA, Class A#	520	57,663

Delta Air Lines, Inc.	10,320	460,685

Southwest Airlines Co.	21,230	861,089

Spirit Airlines, Inc.*	2,300	157,481

United Continental Holdings, Inc.*	14,333	856,253

		$3,717,991

BUILDING PRODUCTS – 0.3%

Allegion PLC	2,233	136,548

Armstrong World Industries, Inc.*	2,340	128,092

Fortune Brands Home & Security, Inc.	4,760	212,296

Lennox International, Inc.	1,490	157,880

Masco Corp.	15,630	414,039

Owens Corning	890	34,407

Smith (A.O.) Corp.	2,500	159,750

USG Corp.*	2,660	70,596

		$1,313,608

COMMERCIAL SERVICES & SUPPLIES – 0.4%

ADT Corp. (The)#	1,750	65,800

Cintas Corp.	3,520	281,424

Civeo Corp.	1,220	5,697

Clean Harbors, Inc.*	1,300	71,825

Copart, Inc.*	1,580	56,201

Covanta Holding Corp.	4,900	99,421

KAR Auction Services, Inc.	4,100	152,561

Pitney Bowes, Inc.	2,330	52,122

Republic Services, Inc.	5,140	208,838

RR Donnelley & Sons Co.	3,270	60,887

Stericycle, Inc.*	2,752	367,199

Tyco International PLC	8,620	339,456

Waste Connections, Inc.	195	9,245

Description	Number of Shares	Value

Waste Management, Inc.	4,440	$219,913

		$1,990,589

CONSTRUCTION & ENGINEERING – 0.2%

AECOM*	5,991	189,076

Chicago Bridge & Iron Co. NV#	2,762	131,609

Fluor Corp.	3,670	220,714

Jacobs Engineering Group, Inc.*	1,650	70,719

KBR, Inc.	2,070	36,163

Quanta Services, Inc.*	5,010	144,839

		$793,120

ELECTRICAL EQUIPMENT – 0.6%

Acuity Brands, Inc.	1,300	217,035

AMETEK, Inc.#	5,660	296,697

Babcock & Wilcox Co. (The)	2,940	95,021

Eaton Corp. PLC	4,728	324,955

Emerson Electric Co.	18,890	1,111,299

Hubbell, Inc., Class B	1,590	173,040

Regal-Beloit Corp.	600	46,920

Rockwell Automation, Inc.	4,220	500,492

SolarCity Corp.#,*	1,000	60,050

		$2,825,509

INDUSTRIAL CONGLOMERATES – 1.6%

3M Co.	21,210	3,317,032

Carlisle Cos., Inc.	1,290	124,485

Danaher Corp.	7,880	645,214

General Electric Co.	109,620	2,968,510

Roper Technologies, Inc.	3,000	504,510

		$7,559,751

MACHINERY – 1.8%

AGCO Corp.	560	28,846

Allison Transmission Holdings, Inc.	4,800	147,264

Caterpillar, Inc.	8,900	773,232

Colfax Corp.*	2,700	133,893

Cummins, Inc.	5,480	757,665

Deere & Co.	4,990	451,695

Donaldson Co., Inc.	4,860	181,618

Dover Corp.	3,560	269,563

Flowserve Corp.	4,920	287,968

Graco, Inc.	2,140	153,267

IDEX Corp.#	2,120	159,021

Illinois Tool Works, Inc.	10,600	991,948

Ingersoll-Rand PLC	4,500	296,280

ITT Corp.	2,535	100,513

Joy Global, Inc.	1,080	46,051

Kennametal, Inc.	2,650	93,836

Lincoln Electric Holdings, Inc.	2,600	173,836

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    25

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value
Manitowoc Co., Inc. (The)	3,910	$77,144

Middleby Corp. (The)*	1,600	162,144

Navistar International Corp.#,*	1,680	50,333

Nordson Corp.	2,000	159,300

Oshkosh Corp.	990	53,302

PACCAR, Inc.	10,790	705,127

Pall Corp.	3,170	308,504

Parker Hannifin Corp.	2,560	305,562

Pentair PLC	2,666	165,692

Snap-On, Inc.	1,280	191,424

SPX Corp.	1,230	94,710

Stanley Black & Decker, Inc.	1,820	179,634

Terex Corp.	2,030	55,744

Timken Co. (The)	300	11,787

Toro Co. (The)	2,340	156,874

Trinity Industries, Inc.	560	15,170

Valmont Industries, Inc.	1,060	133,581

WABCO Holdings, Inc.*	2,050	255,123

Wabtec Corp.	3,320	312,246

Xylem, Inc.	2,670	98,843

		$8,538,740

MARINE – 0.0%**

Kirby Corp.*	1,500	117,795

PROFESSIONAL SERVICES – 0.5%

Dun & Bradstreet Corp. (The)	930	118,733

Equifax, Inc.	4,060	393,536

IHS, Inc., Class A*	2,140	268,506

ManpowerGroup, Inc.	1,860	158,714

Nielsen Holdings N.V.	7,600	341,544

Robert Half International, Inc.	5,010	277,805

Towers Watson & Co., Class A	1,300	164,977

Verisk Analytics, Inc., Class A*	6,000	450,240

		$2,174,055

ROAD & RAIL – 1.2%

AMERCO	300	96,612

Avis Budget Group, Inc.*	3,600	194,904

Con-way, Inc.#	1,840	75,624

CSX Corp.	14,600	526,914

Genesee & Wyoming, Inc., Class A*	1,600	148,720

Hertz Global Holdings, Inc.*	13,850	288,634

JB Hunt Transport Services, Inc.	2,980	259,856

Kansas City Southern	4,000	409,960

Landstar System, Inc.	1,590	99,073

Norfolk Southern Corp.	4,160	419,536

Old Dominion Freight Line, Inc.*	2,800	199,164

Description	Number of Shares	Value
Ryder System, Inc.	40	$3,814

Union Pacific Corp.	28,720	3,050,926

		$5,773,737

TRADING COMPANIES & DISTRIBUTORS – 0.3%

Fastenal Co.#	6,820	290,668

GATX Corp.	90	4,896

MRC Global, Inc.*	100	1,460

MSC Industrial Direct Co., Inc., Class A	1,390	98,773

NOW, Inc.#,*	1,063	25,406

United Rentals, Inc.*	2,920	282,014

Veritiv Corp.*	207	8,226

WESCO International, Inc.#,*	330	23,806

WW Grainger, Inc.	1,790	444,690

		$1,179,939

TOTAL INDUSTRIALS		$52,886,376

INFORMATION TECHNOLOGY – 24.0%

COMMUNICATIONS EQUIPMENT – 1.5%

ARRIS Group, Inc.*	2,420	81,493

Brocade Communications Systems, Inc.	8,790	99,327

Cisco Systems, Inc.	56,660	1,633,508

EchoStar Corp., Class A*	270	13,500

F5 Networks, Inc.*	2,590	316,032

Harris Corp.	2,040	163,690

JDS Uniphase Corp.*	2,190	27,725

Juniper Networks, Inc.	10,440	275,929

Motorola Solutions, Inc.	2,770	165,508

Palo Alto Networks, Inc.*	1,800	265,896

QUALCOMM, Inc.	55,400	3,767,200

		$6,809,808

COMPUTERS & PERIPHERALS – 5.7%

3D Systems Corp.#,*	3,000	75,270

Apple, Inc.	194,760	24,374,214

Diebold, Inc.	973	33,831

EMC Corp.	30,270	814,566

Hewlett-Packard Co.	19,490	642,585

Lexmark International, Inc., Class A	2,230	98,990

NCR Corp.*	5,320	145,981

NetApp, Inc.	5,143	186,434

SanDisk Corp.	4,650	311,271

Stratasys Ltd.#,*	1,300	48,685

Western Digital Corp.	2,280	222,847

		$26,954,674

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%

Amphenol Corp., Class A	10,300	570,311

ANNUAL REPORT  /  April 30, 2015

26    PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Arrow Electronics, Inc.*	1,340	$80,011

Avnet, Inc.	3,060	130,448

AVX Corp.	200	2,754

Corning, Inc.	19,540	408,972

Dolby Laboratories, Inc., Class A	270	10,870

FLIR Systems, Inc.	3,390	104,717

Ingram Micro, Inc., Class A*	100	2,516

IPG Photonics Corp.*	2,000	177,160

Jabil Circuit, Inc.	5,240	118,005

Keysight Technologies, Inc.*	2,745	91,848

Knowles Corp.#,*	1,930	36,998

National Instruments Corp.	2,880	82,368

Tech Data Corp.*	1,700	95,829

Trimble Navigation Ltd.*	8,300	211,069

Vishay Intertechnology, Inc.	2,370	30,052

Zebra Technologies Corp., Class A*	50	4,604

		$2,158,532

INTERNET SOFTWARE & SERVICES – 4.4%

Akamai Technologies, Inc.#,*	7,350	542,283

AOL, Inc.*	2,331	93,007

CoStar Group, Inc.*	1,100	224,873

eBay, Inc.*	40,740	2,373,512

Equinix, Inc.	1,934	494,969

Facebook, Inc., Class A*	62,940	4,957,784

Google, Inc. Class A*	9,005	4,941,674

Google, Inc. Class C*	8,809	4,733,428

IAC/InterActiveCorp	1,030	71,915

LinkedIn Corp.*	3,460	872,370

Pandora Media, Inc.*	4,500	80,280

Rackspace Hosting, Inc.*	2,800	150,920

Twitter, Inc.*	14,000	545,440

VeriSign, Inc.*	3,950	250,865

Yahoo!, Inc.*	8,530	363,079

Yelp, Inc.*	1,900	74,841

Zillow Group, Inc. Class A#,*	460	44,914

		$20,816,154

IT SERVICES – 4.5%

Accenture PLC, Class A	20,300	1,880,795

Alliance Data Systems Corp.*	1,790	532,185

Amdocs Ltd.	2,720	149,790

Automatic Data Processing, Inc.	14,030	1,186,096

Booz Allen Hamilton Holding Corp.	160	4,400

Broadridge Financial Solutions, Inc.	3,630	195,730

Cognizant Technology Solutions Corp.*	18,120	1,060,745

Computer Sciences Corp.	1,600	103,120

CoreLogic, Inc.*	680	26,595

Description	Number of Shares	Value

DST Systems, Inc.	170	$19,564

Fidelity National Information Services, Inc.	4,243	265,145

Fiserv, Inc.*	7,660	594,416

FleetCor Technologies, Inc.*	3,100	498,759

Gartner, Inc.*	3,500	290,430

Global Payments, Inc.	2,250	225,630

International Business Machines Corp.	30,660	5,251,751

Jack Henry & Associates, Inc.	1,900	126,369

Leidos Holdings, Inc.	2,200	91,608

MasterCard, Inc., Class A	31,120	2,807,335

Paychex, Inc.	9,670	467,931

Science Applications International Corp.	1,257	62,976

Teradata Corp.*	3,670	161,443

Total System Services, Inc.	4,520	178,811

Vantiv, Inc., Class A*	3,900	152,490

VeriFone Systems, Inc.*	2,600	93,002

Visa, Inc., Class A	64,120	4,235,126

Western Union Co. (The)	20,690	419,593

Xerox Corp.	15,860	182,390

		$21,264,225

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.3%

Advanced Micro Devices, Inc.#,*	12,850	29,041

Altera Corp.	4,190	174,639

Analog Devices, Inc.	8,820	545,429

Applied Materials, Inc.	32,580	644,758

Atmel Corp.	11,220	85,048

Avago Technologies Ltd.	8,000	935,040

Broadcom Corp., Class A	9,230	408,012

Cree, Inc.#,*	3,430	108,662

First Solar, Inc.*	700	41,769

Freescale Semiconductor Ltd.*	5,500	214,995

Intel Corp.	61,770	2,010,613

KLA-Tencor Corp.	4,150	244,020

Lam Research Corp.	2,480	187,438

Linear Technology Corp.	6,070	280,009

Marvell Technology Group Ltd.	3,330	46,653

Maxim Integrated Products, Inc.	6,720	220,618

Microchip Technology, Inc.#	4,340	206,823

Micron Technology, Inc.*	30,190	849,245

NVIDIA Corp.	6,080	134,946

ON Semiconductor Corp.*	10,570	121,766

Skyworks Solutions, Inc.	7,600	701,100

SunEdison, Inc.#,*	3,140	79,505

Teradyne, Inc.	3,450	62,963

Texas Instruments, Inc.	34,050	1,845,851

Xilinx, Inc.	8,700	377,232

		$10,556,175

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    27

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

SOFTWARE – 5.1%

Activision Blizzard, Inc.	10,270	$234,310

Adobe Systems, Inc.*	14,880	1,131,773

ANSYS, Inc.*	2,080	178,547

Autodesk, Inc.*	7,530	427,930

CA, Inc.	4,180	132,799

Cadence Design Systems, Inc.*	11,710	218,391

CDK Global, Inc.	4,676	224,074

Citrix Systems, Inc.*	4,290	288,116

Electronic Arts, Inc.*	11,160	648,284

FactSet Research Systems, Inc.	1,540	242,381

FireEye, Inc.#,*	1,860	76,818

Fortinet, Inc.*	4,000	150,960

Informatica Corp.*	3,500	168,245

Intuit, Inc.	10,000	1,003,300

Microsoft Corp.	205,049	9,973,583

NetSuite, Inc.#,*	1,200	114,684

Nuance Communications, Inc.*	3,040	46,603

Oracle Corp.	106,520	4,646,402

PTC, Inc.*	2,620	100,451

Red Hat, Inc.*	6,230	468,870

Rovi Corp.#,*	1,650	30,542

Salesforce.com, Inc.*	19,380	1,411,252

ServiceNow, Inc.*	5,600	419,216

SolarWinds, Inc.*	340	16,585

Solera Holdings, Inc.	2,700	131,004

Splunk, Inc.*	4,200	278,649

Symantec Corp.	12,120	302,091

Synopsys, Inc.*	2,600	121,888

Tableau Software, Inc., Class A*	1,900	185,896

VMware, Inc., Class A#,*	2,310	203,511

Workday, Inc., Class A*	2,900	264,509

Zynga, Inc., Class A*	15,000	36,750

		$23,878,414

TOTAL INFORMATION TECHNOLOGY		$112,437,982

MATERIALS – 3.8%

CHEMICALS – 2.9%

Air Products & Chemicals, Inc.	1,970	282,557

Airgas, Inc.	1,960	198,509

Albemarle Corp.	2,140	127,758

Ashland, Inc.	540	68,234

Cabot Corp.	460	19,660

Celanese Corp.	2,870	190,453

CF Industries Holdings, Inc.	723	207,841

Cytec Industries, Inc.	1,960	108,368

Dow Chemical Co. (The)	17,550	895,050

Description	Number of Shares	Value

E.I. du Pont de Nemours & Co.	27,930	$2,044,476

Eastman Chemical Co.	4,288	326,831

Ecolab, Inc.	7,877	882,066

FMC Corp.	3,560	211,144

Huntsman Corp.	5,100	117,555

International Flavors & Fragrances, Inc.	2,900	332,775

LyondellBasell Industries NV, Class A	13,600	1,407,872

Monsanto Co.	16,750	1,908,830

Mosaic Co. (The)	3,750	165,000

NewMarket Corp.	400	178,760

Platform Specialty Products Corp.*	1,980	53,341

PPG Industries, Inc.	4,520	1,001,451

Praxair, Inc.	7,750	944,958

Rayonier Advanced Materials, Inc.	1,305	21,807

RPM International, Inc.	3,760	178,750

Scotts Miracle-Gro Co. (The) Class A	1,470	94,830

Sherwin-Williams Co. (The)	2,858	794,524

Sigma-Aldrich Corp.	3,490	484,831

Valspar Corp. (The)	2,720	220,592

Westlake Chemical Corp.	1,000	77,980

WR Grace & Co.*	1,600	154,752

		$13,701,555

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	1,700	141,763

Martin Marietta Materials, Inc.	1,500	213,975

Vulcan Materials Co.	1,400	119,728

		$475,466

CONTAINERS & PACKAGING – 0.4%

AptarGroup, Inc.	580	36,001

Avery Dennison Corp.	910	50,587

Ball Corp.	6,200	455,142

Bemis Co., Inc.	240	10,800

Crown Holdings, Inc.*	4,340	235,488

Greif, Inc., Class A	270	11,005

MeadWestvaco Corp.	1,480	72,224

Owens-Illinois, Inc.*	3,380	80,816

Packaging Corp. of America	2,850	197,192

Rock-Tenn Co., Class A	4,000	251,920

Sealed Air Corp.	7,500	342,000

Silgan Holdings, Inc.	1,900	102,353

Sonoco Products Co.	2,410	107,703

		$1,953,231

METALS & MINING – 0.3%

Alcoa, Inc.	9,760	130,979

Allegheny Technologies, Inc.	1,150	39,088

Carpenter Technology Corp.	380	16,435

ANNUAL REPORT  /  April 30, 2015

28     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Cliffs Natural Resources, Inc.#	1,000	$ 5,940

Compass Minerals International, Inc.	900	79,497

Freeport-McMoRan, Inc.	10,465	243,521

Newmont Mining Corp.	5,170	136,953

Nucor Corp.	3,150	153,909

Reliance Steel & Aluminum Co.	750	48,540

Royal Gold, Inc.	400	25,812

Southern Copper Corp.#	4,610	150,194

Steel Dynamics, Inc.	5,700	126,141

Tahoe Resources, Inc.	760	10,724

TimkenSteel Corp.	150	4,379

United States Steel Corp.#	3,620	86,952

		$1,259,064

PAPER & FOREST PRODUCTS – 0.1%

Domtar Corp.	320	13,830

International Paper Co.	7,540	405,049

		$418,879

TOTAL MATERIALS		$ 17,808,195

TELECOMMUNICATION SERVICES – 2.2%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.1%

AT&T, Inc.	59,197	2,050,584

CenturyLink, Inc.	5,519	198,463

Frontier Communications Corp.	10,500	72,030

Level 3 Communications, Inc.*	8,898	497,754

Verizon Communications, Inc.	134,960	6,807,382

Windstream Holdings, Inc.	2,617	30,563

		$9,656,776

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

SBA Communications Corp., Class A*	4,510	522,348

Sprint Corp.*	6,460	33,140

Telephone & Data Systems, Inc.	2,424	64,745

T-Mobile US, Inc.*	2,465	83,909

United States Cellular Corp.*	90	3,324

		$707,466

TOTAL TELECOMMUNICATION SERVICES		$10,364,242

UTILITIES – 1.6%

ELECTRIC UTILITIES – 0.8%

American Electric Power Co., Inc.	5,390	306,529

Duke Energy Corp.	5,395	418,490

Edison International	3,320	202,321

Entergy Corp.	2,770	213,789

Eversource Energy	5,713	278,566

Exelon Corp.#	8,199	278,930

Description	Number of Shares	Value

FirstEnergy Corp.	4,100	147,231

Great Plains Energy, Inc.	1,720	$45,030

Hawaiian Electric Industries, Inc.	2,710	84,823

ITC Holdings Corp.	3,960	142,560

NextEra Energy, Inc.	3,340	337,106

OGE Energy Corp.	3,020	98,694

Pinnacle West Capital Corp.	1,600	97,920

PPL Corp.	9,000	306,270

Southern Co. (The)	6,881	304,828

Westar Energy, Inc.	2,960	111,444

Xcel Energy, Inc.	7,770	263,481

		$ 3,638,012

GAS UTILITIES –0.1%

AGL Resources, Inc.	1,320	66,356

Atmos Energy Corp.	2,610	140,940

National Fuel Gas Co.	1,410	90,875

Questar Corp.	6,500	152,360

UGI Corp.	2,835	98,686

		$549,217

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%**

AES Corp.	6,610	87,582

Calpine Corp.*	2,230	48,636

NRG Energy, Inc.	3,100	78,244

		$214,462

MULTI-UTILITIES – 0.6%

Alliant Energy Corp.	2,000	120,940

Ameren Corp.	3,450	141,243

CenterPoint Energy, Inc.	2,760	57,877

CMS Energy Corp.	3,670	124,523

Consolidated Edison, Inc.#	4,340	267,127

Dominion Resources, Inc.	5,870	420,762

DTE Energy Co.	2,200	175,186

Integrys Energy Group, Inc.	1,760	128,656

MDU Resources Group, Inc.	4,280	95,401

NiSource, Inc.	4,700	204,074

PG&E Corp.	3,120	165,110

Public Service Enterprise Group, Inc.	6,200	257,548

SCANA Corp.	3,140	166,357

Sempra Energy	3,250	345,053

TECO Energy, Inc.	430	8,149

Vectren Corp.	1,680	72,526

Wisconsin Energy Corp.#	4,240	208,269

		$2,958,801

WATER UTILITIES – 0.0%**

American Water Works Co., Inc.	1,690	92,139

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    29

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Aqua America, Inc.	1,325	$35,536

		$127,675

TOTAL UTILITIES		$7,488,167

TOTAL COMMON STOCKS
(COST $291,027,981)		$468,309,412

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%

iShares Russell 1000 ETF	1,660	193,871

iShares Russell 1000 Growth ETF	1,780	177,039

TOTAL EQUITY FUNDS		$370,910

TOTAL INVESTMENT COMPANIES
(COST $341,381)		$370,910

RIGHTS – 0.0%**

Celgene Corp.*	89	256

Community Health Systems, Inc.*	3,700	60

TOTAL RIGHTS
(COST $142)		$316

WARRANTS – 0.0%**

American International Group, Inc. CW21, Expire 1/19/21*	2,055	47,779

Kinder Morgan, Inc., Expire 5/25/17*	16,345	79,764

TOTAL WARRANTS
(COST $48,690)		$127,543

TOTAL INVESTMENTS IN SECURITIES – 100.0%
(COST $291,418,194)		$468,808,181

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.2%

REPURCHASE AGREEMENTS – 1.2%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $294,103, collateralized by U.S.
Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $299,984.	$294,102	$294,102

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $1,117,649, collateralized by U.S.
Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $1,139,998.	1,117,645	1,117,645

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $1,117,649, collateralized by U.S.
Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $1,140,006.	1,117,645	1,117,645

Description	Par Value	Value

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $1,117,649, collateralized by U.S.
Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $1,139,998.	$1,117,645	$1,117,645

JP Morgan Securities LLC, 0.13%, dated 4/30/15, due 5/01/15, repurchase price $1,117,649, collateralized by U.S. Government Securities 1.78% to 6.13%, maturing 3/01/19 to 2/01/45; total market value of $1,140,011.	1,117,645	1,117,645

Nomura Securities International, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $1,117,649, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $1,139,998.	1,117,645	1,117,645

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $5,882,327)		$5,882,327

TOTAL INVESTMENTS – 101.2%
(COST $297,300,521)		$474,690,508

COLLATERAL FOR SECURITIES ON LOAN – (1.2%)		(5,882,327)

OTHER ASSETS LESS LIABILITIES – 0.0%**		169,452

TOTAL NET ASSETS – 100.0%		$468,977,633

ANNUAL REPORT  /  April 30, 2015

30     PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $301,048,053. The net unrealized appreciation/(depreciation) of investments was $173,642,455. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $183,028,827 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,386,372.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$468,309,412	$ —	$ —	$468,309,412

Investment Companies	370,910	—	—	370,910

Rights	316	—	—	316

Warrants	127,543	—	—	127,543

Repurchase Agreements	—	5,882,327	—	5,882,327

Total	$468,808,181	$5,882,327	$ —	$474,690,508

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

**	Represents less than 0.05%.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2015  /  ANNUAL REPORT

31

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Mid-Cap Growth Fund

At April 30, 2015, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks
Consumer Discretionary	21.8%
Information Technology	17.5%
Industrials	15.8%
Health Care	15.6%
Financials	12.6%
Energy	6.1%
Materials	5.0%
Consumer Staples	4.4%
Cash Equivalents[1]	6.3%
Other Assets and Liabilities – Net[2]	(5.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value
COMMON STOCKS – 98.8%

CONSUMER DISCRETIONARY – 21.8%

AUTO COMPONENTS – 2.1%

BorgWarner, Inc.	121,000	$7,163,200

DISTRIBUTORS – 1.6%

LKQ Corp.*	201,000	5,441,070

HOTELS, RESTAURANTS & LEISURE – 2.4%

DineEquity, Inc.	45,300	4,368,279

Panera Bread Co.*	20,600	3,759,088

		$8,127,367

INTERNET & CATALOG RETAIL – 1.1%

TripAdvisor, Inc.*	45,100	3,630,099

MEDIA – 4.8%

CBS Corp., Class B Non-Voting	128,400	7,977,492

Lions Gate Entertainment Corp.#	141,900	4,400,319

Scripps Networks Interactive, Inc.	50,900	3,555,874

		$15,933,685

MULTILINE RETAIL – 1.7%

Nordstrom, Inc.	76,600	5,787,896

SPECIALTY RETAIL – 4.9%

GameStop Corp.#	102,700	3,958,058

Description	Number of Shares	Value

L Brands, Inc.	80,300	$ 7,175,608

Tile Shop Holdings, Inc.#,*	212,900	2,761,313

Vitamin Shoppe, Inc.*	61,000	2,554,680

		$ 16,449,659

TEXTILES, APPAREL & LUXURY GOODS – 3.2%

Coach, Inc.	67,200	2,567,712

Lululemon Athletica, Inc.*	53,300	3,392,012

PVH Corp.	46,200	4,774,770

		$ 10,734,494

TOTAL CONSUMER DISCRETIONARY		$ 73,267,470

CONSUMER STAPLES – 4.4%

BEVERAGES – 1.7%

Keurig Green Mountain, Inc.	49,800	5,795,226

FOOD & STAPLES RETAILING – 1.0%

Pricesmart, Inc.	42,000	3,379,320

HOUSEHOLD PRODUCTS – 1.7%

Church & Dwight Co., Inc.	69,000	5,600,730

TOTAL CONSUMER STAPLES		$ 14,775,276

ANNUAL REPORT  /  April 30, 2015

32     PORTFOLIOS OF INVESTMENTS

Wilmington Mid-Cap Growth Fund (continued)

Description	Number of Shares	Value

ENERGY – 6.1%

ENERGY EQUIPMENT & SERVICES – 2.5%

Core Laboratories NV#	33,400	$4,384,752

Oceaneering International, Inc.	71,400	3,934,854

		$8,319,606

OIL, GAS & CONSUMABLE FUELS – 3.6%

Cabot Oil & Gas Corp.	97,600	3,300,832

Southwestern Energy Co.*	89,700	5,353,969

Whiting Petroleum Corp.*	88,400	3,351,244

		$12,006,045

TOTAL ENERGY		$20,325,651

FINANCIALS – 12.6%

CAPITAL MARKETS – 2.0%

Raymond James Financial, Inc.	58,300	3,295,699

T. Rowe Price Group, Inc.	41,500	3,368,970

		$6,664,669

COMMERCIAL BANKS – 3.9%

Signature Bank*	43,100	5,779,279

SVB Financial Group*	54,800	7,275,248

		$13,054,527

DIVERSIFIED FINANCIAL SERVICES – 2.2%

MarketAxess Holdings, Inc.	84,400	7,245,740

INSURANCE – 1.1%

Brown & Brown, Inc.	119,700	3,824,415

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.4%

CBRE Group, Inc.*	169,500	6,498,630

Realogy Holdings Corp.*	102,000	4,835,820

		$11,334,450

TOTAL FINANCIALS		$42,123,801

HEALTH CARE – 15.6%

BIOTECHNOLOGY – 5.2%

Cepheid, Inc.*	102,600	5,755,860

Regeneron Pharmaceuticals, Inc.*	15,550	7,113,503

Vertex Pharmaceuticals, Inc.*	36,500	4,499,720

		$17,369,083

HEALTH CARE EQUIPMENT & SUPPLIES – 6.3%

Alere, Inc.*	98,900	4,695,772

Intuitive Surgical, Inc.*	10,150	5,034,197

Novadaq Technologies, Inc.#,*	240,000	2,594,400

ResMed, Inc.	74,300	4,750,742

West Pharmaceutical Services, Inc.	76,000	4,049,280

		$21,124,391

HEALTH CARE TECHNOLOGY – 1.9%

Cerner Corp.*	91,700	6,584,977

Description	Number of Shares	Value

PHARMACEUTICALS – 2.2%

Perrigo Co. PLC	40,587	$7,438,785

TOTAL HEALTH CARE		$52,517,236

INDUSTRIALS – 15.8%

AEROSPACE & DEFENSE – 2.4%

HEICO Corp.	106,500	4,885,155

Precision Castparts Corp.	14,700	3,038,343

		$7,923,498

BUILDING PRODUCTS – 0.6%

Lennox International, Inc.	20,200	2,140,392

COMMERCIAL SERVICES & SUPPLIES – 2.7%

MSA Safety, Inc.	85,200	3,897,048

Waste Connections, Inc.	106,000	5,025,460

		$8,922,508

ELECTRICAL EQUIPMENT – 3.4%

AMETEK, Inc.	104,500	5,477,890

Rockwell Automation, Inc.	51,500	6,107,900

		$11,585,790

MACHINERY – 3.6%

Cummins, Inc.	27,500	3,802,150

Graco, Inc.	64,500	4,619,490

Pall Corp.	38,800	3,776,016

		$12,197,656

ROAD & RAIL – 3.1%

Kansas City Southern	48,500	4,970,765

Old Dominion Freight Line, Inc.*	76,500	5,441,445

		$10,412,210

TOTAL INDUSTRIALS		$53,182,054

INFORMATION TECHNOLOGY – 17.5%

COMMUNICATIONS EQUIPMENT – 0.5%

Aruba Networks, Inc.*	69,600	1,712,856

COMPUTERS & PERIPHERALS – 0.5%

Stratasys Ltd.#,*	42,200	1,580,390

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS –5.0%

Cognex Corp.	46,700	2,096,363

FEI Co.	50,500	3,810,730

IPG Photonics Corp.*	74,900	6,634,642

National Instruments Corp.	145,500	4,161,300

		$16,703,035

INTERNET SOFTWARE & SERVICES – 2.3%

CoStar Group, Inc.*	22,900	4,681,447

Xoom Corp.#,*	184,000	3,251,280

		$7,932,727

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    33

  Wilmington Mid-Cap Growth Fund (continued)

Description	Number of Shares	Value

IT SERVICES – 1.2%

Global Payments, Inc.	39,600	$3,971,088

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.6%

Altera Corp.	114,900	4,789,032

Lam Research Corp.	51,500	3,892,370

		$8,681,402

SOFTWARE – 5.4%

ANSYS, Inc.*	77,600	6,661,184

Autodesk, Inc.*	82,400	4,682,792

Red Hat, Inc.*	89,000	6,698,140

		$18,042,116

TOTAL INFORMATION TECHNOLOGY		$58,623,614

MATERIALS – 5.0%

CHEMICALS – 5.0%

Airgas, Inc.	46,700	4,729,776

Valspar Corp. (The)	74,500	6,041,950

WR Grace & Co.*	61,600	5,957,952

		$16,729,678

TOTAL MATERIALS		$16,729,678

TOTAL COMMON STOCKS
(COST $225,903,654)		$331,544,780

MONEY MARKET FUND – 0.7%

Dreyfus Cash Management Fund,
Institutional Shares, 0.04%^	2,295,154	2,295,154

TOTAL MONEY MARKET FUND
(COST $2,295,154)		$2,295,154

TOTAL INVESTMENTS IN SECURITIES – 99.5%
(COST $228,198,808)		$333,839,934

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 5.6%

REPURCHASE AGREEMENTS – 5.6%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $938,723, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $957,494.	$938,720	$938,720

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $3,567,292, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $3,638,625.	3,567,279	3,567,279

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $3,567,291, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $3,638,651.	3,567,279	3,567,279

Daiwa Capital Markets LLC, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $3,567,295, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $3,638,625.	3,567,279	3,567,279

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $3,567,291, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $3,638,626.	3,567,279	3,567,279

Nomura Securities International, Inc. 0.13%, dated 4/30/15, due 5/01/15, repurchase price $3,567,292, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $3,638,625.	3,567,279	3,567,279

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $18,775,115)		$18,775,115

TOTAL INVESTMENTS – 105.1% (COST $246,973,923)		$352,615,049

COLLATERAL FOR SECURITIES ON LOAN – (5.6%)		(18,775,115)

OTHER ASSETS LESS LIABILITIES – 0.5%		1,667,343

TOTAL NET ASSETS – 100.0%		$335,507,277

ANNUAL REPORT  /  April 30, 2015

34     PORTFOLIOS OF INVESTMENTS

         Wilmington Mid-Cap Growth Fund (concluded)

Cost of investments for Federal income tax purposes is $249,462,518. The net unrealized appreciation/(depreciation) of investments was $103,152,531. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $113,483,077 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,330,546.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1  – quoted prices in active markets for identical securities

Level 2  – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3  – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$331,544,780	$—	$—	$331,544,780

Money Market Fund	2,295,154	—	—	2,295,154

Repurchase Agreements	—	18,775,115	—	18,775,115

Total	$333,839,934	$18,775,115	$—	$352,615,049

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

See Notes which is an integral part of the Financial Statements

April 30, 2015  /  ANNUAL REPORT

35

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Growth Fund

At April 30, 2015, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks
Health Care	28.1%
Information Technology	21.1%
Industrials	17.9%
Consumer Discretionary	18.3%
Consumer Staples	6.0%
Financials	4.0%
Materials	2.6%
Energy	0.4%
Telecommunication Services	0.3%
Warrant	0.0%[3]
Cash Equivalents[1]	11.7%
Other Assets and Liabilities – Net[2]	(10.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

COMMON STOCKS – 98.7%

CONSUMER DISCRETIONARY – 18.3%

AUTO COMPONENTS – 0.5%

American Axle & Manufacturing Holdings, Inc.*	3,955	$98,598

Modine Manufacturing Co.*	3,956	48,619

Sypris Solutions, Inc.	12,369	18,925

Tower International, Inc.*	5,005	129,429

		$295,571

DISTRIBUTORS – 1.3%

Core-Mark Holding Co., Inc.	13,569	715,222

DIVERSIFIED CONSUMER SERVICES – 0.5%

Education Management Corp.*	11,809	2,805

Steiner Leisure Ltd.*	5,111	246,555

		$249,360

HOTELS, RESTAURANTS & LEISURE – 3.8%

Cheesecake Factory, Inc. (The)	6,745	338,127

Description	Number of Shares	Value

DineEquity, Inc.	1,309	$126,227

Krispy Kreme Doughnuts, Inc.*	12,410	220,898

Papa John’s International, Inc.	9,690	594,675

Popeyes Louisiana Kitchen, Inc.*	2,622	145,993

Premier Exhibitions, Inc.#	3,840	17,971

Scientific Games Corp.#,*	19,840	251,373

Sonic Corp.*	14,796	423,905

		$2,119,169

HOUSEHOLD DURABLES – 0.7%

La-Z-Boy, Inc.	2,308	60,493

Ryland Group, Inc. (The)	8,269	340,848

		$401,341

INTERNET & CATALOG RETAIL – 0.8%

EVINE Live, Inc.*	10,891	64,910

HSN, Inc.	5,100	318,342

Orbitz Worldwide, Inc.*	7,000	82,040

		$465,292

ANNUAL REPORT  /  April 30, 2015

36     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

LEISURE EQUIPMENT & PRODUCTS – 1.5%

Brunswick Corp.	11,225	$561,699

Polaris Industries, Inc.	2,062	282,412

		$844,111

MEDIA – 2.7%

Entravision Communications Corp.	17,716	115,863

Lions Gate Entertainment Corp.	7,008	217,318

MDC Partners, Inc.	10,737	224,833

Nexstar Broadcasting Group, Inc.#	7,008	409,688

Sinclair Broadcast Group, Inc.	17,022	521,554

		$1,489,256

SPECIALTY RETAIL – 3.2%

Asbury Automotive Group, Inc.*	4,896	411,411

Cabela’s, Inc.#,*	2,653	139,919

Monro Muffler Brake, Inc.	4,940	295,857

Pier 1 Imports, Inc.#	644	8,147

Tractor Supply Co.	8,272	711,888

Winmark Corp.	2,576	231,866

		$1,799,088

TEXTILES, APPAREL & LUXURY GOODS – 3.3%

Quiksilver, Inc.*	10,124	16,806

Steven Madden Ltd.*	13,989	545,851

Under Armour, Inc., Class A#,*	7,713	598,143

Wolverine World Wide, Inc.	21,920	673,602

		$1,834,402

TOTAL CONSUMER DISCRETIONARY		$10,212,812

CONSUMER STAPLES – 6.0%

BEVERAGES – 0.4%

National Beverage Corp.*	9,433	210,828

FOOD & STAPLES RETAILING – 2.1%

Andersons, Inc. (The)	9,149	390,571

Pricesmart, Inc.	3,644	293,196

Rite Aid Corp.*	34,380	265,070

SUPERVALU, Inc.*	30,373	266,979

		$1,215,816

FOOD PRODUCTS – 2.2%

Darling International, Inc.#,*	10,340	141,244

Hain Celestial Group, Inc. (The)*	3,970	239,153

J&J Snack Foods Corp.	4,186	436,725

Landec Corp.*	14,129	200,773

Omega Protein Corp.*	17,431	222,768

		$1,240,663

HOUSEHOLD PRODUCTS – 1.3%

Spectrum Brands Holdings, Inc.	3,511	321,011

Description	Number of Shares	Value

WD-40 Co.	4,870	$394,275

		$715,286

TOTAL CONSUMER STAPLES		$3,382,593

ENERGY – 0.4%

ENERGY EQUIPMENT & SERVICES – 0.4%

Dril-Quip, Inc.*	2,283	182,001

Geospace Technologies Corp.*	1,264	27,302

Mitcham Industries, Inc.*	7,388	36,201

		$245,504

OIL, GAS & CONSUMABLE FUELS – 0.0%**

Vertex Energy, Inc.#,*	437	944

TOTAL ENERGY		$246,448

FINANCIALS – 4.0%

CAPITAL MARKETS – 2.3%

AllianceBernstein Holding LP	13,702	429,558

HFF, Inc.	8,933	350,084

Lazard Ltd., Class A	5,725	303,597

Virtus Investment Partners, Inc.*	1,334	178,249

		$1,261,488

COMMERCIAL BANKS – 0.1%

Glacier Bancorp, Inc.	2,111	55,604

INSURANCE – 0.2%

First American Financial Corp.	2,597	90,350

REAL ESTATE INVESTMENT TRUSTS – 1.2%

FelCor Lodging Trust, Inc.	14,858	165,072

GEO Group, Inc.	2,772	108,108

Omega Healthcare Investors, Inc.#	4,081	147,283

Strategic Hotels & Resorts, Inc.*	21,861	255,774

		$676,237

THRIFTS & MORTGAGE FINANCE – 0.2%

MGIC Investment Corp.*	13,625	141,972

TOTAL FINANCIALS		$2,225,651

HEALTH CARE – 28.1%

BIOTECHNOLOGY – 9.3%

ACADIA Pharmaceuticals, Inc.#,*	3,983	136,099

Alnylam Pharmaceuticals, Inc.*	5,246	534,410

Exact Sciences Corp.#,*	1,371	28,654

Halozyme Therapeutics, Inc.#,*	8,340	124,016

Infinity Pharmaceuticals, Inc.*	4,040	51,187

Insys Therapeutics, Inc.#,*	12,741	669,794

Isis Pharmaceuticals, Inc.#,*	16,560	939,283

Keryx Biopharmaceuticals, Inc.#,*	12,174	129,775

MannKind Corp.#,*	15,620	67,010

MiMedx Group, Inc.#,*	21,610	203,134

Novavax, Inc.#,*	43,250	334,322

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    37

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

Orexigen Therapeutics, Inc.#,*	17,152	$112,689

PDL BioPharma, Inc.#	70,565	470,669

Pharmacyclics, Inc.*	1,572	402,746

Prothena Corp. PLC*	2,210	71,626

Puma Biotechnology, Inc.*	3,222	581,829

Raptor Pharmaceutical Corp.#,*	3,577	36,199

Seattle Genetics, Inc.#,*	2,497	85,747

Spectrum Pharmaceuticals, Inc.#,*	5,326	30,092

Synageva BioPharma Corp.#,*	1,343	123,502

United Therapeutics Corp.*	413	65,952

		$5,198,735

HEALTH CARE EQUIPMENT & SUPPLIES – 7.8%

ABIOMED, Inc.*	11,661	737,208

Align Technology, Inc.*	8,173	480,899

Anika Therapeutics, Inc.*	3,873	132,147

Cantel Medical Corp.	4,497	201,421

Cardiovascular Systems, Inc.*	9,278	290,401

DexCom, Inc.*	3,120	210,818

Integra LifeSciences Holdings Corp.*	3,254	191,270

Neogen Corp.*	12,192	543,032

Sirona Dental Systems, Inc.*	1,689	156,655

STARR Surgical Co.#,*	3,155	27,922

STERIS Corp.	6,704	445,816

Utah Medical Products, Inc.	6,588	355,159

West Pharmaceutical Services, Inc.	10,574	563,383

		$4,336,131

HEALTH CARE PROVIDERS & SERVICES – 5.4%

Accretive Health, Inc.*	2,123	11,931

Aceto Corp.	21,377	414,286

Addus HomeCare Corp.*	3,150	84,546

Air Methods Corp.*	970	44,329

AMN Healthcare Services, Inc.*	6,134	139,917

Brookdale Senior Living, Inc.*	1,835	66,482

Centene Corp.*	7,004	434,178

CorVel Corp.*	13,355	477,308

ExamWorks Group, Inc. (The)*	1,370	56,101

HealthSouth Corp.	6,087	275,254

National Research Corp., Class B#,*	1,872	65,052

Providence Service Corp.*	7,123	302,870

Team Health Holdings, Inc.*	10,950	652,291

		$3,024,545

HEALTH CARE TECHNOLOGY – 0.2%

Cerner Corp.*	1,722	123,657

LIFE SCIENCES TOOLS & SERVICES – 0.6%

PAREXEL International Corp.*	5,616	357,037

Description	Number of Shares	Value

PHARMACEUTICALS – 4.8%

Akorn, Inc.#,*	18,000	$749,520

ANI Pharmaceuticals, Inc.*	7,152	436,129

Furiex Pharmaceuticals CVR††	734	7,171

IGI Laboratories, Inc.#,*	9,670	49,124

Jazz Pharmaceuticals PLC*	1,331	237,850

Lannett Co., Inc.*	10,630	611,225

Pacira Pharmaceuticals, Inc.*	5,808	397,732

Prestige Brands Holdings, Inc.*	4,334	170,109

		$2,658,860

TOTAL HEALTH CARE		$15,698,965

INDUSTRIALS – 17.9%

AEROSPACE & DEFENSE – 1.9%

Aerojet Rocketdyne Holdings, Inc.*	12,244	240,717

HEICO Corp.#	2,694	150,433

Hexcel Corp.	8,484	425,473

Moog, Inc.*	1,930	134,868

Teledyne Technologies, Inc.*	1,308	137,301

		$1,088,792

AIR FREIGHT & LOGISTICS – 0.9%

Park-Ohio Holdings Corp.	6,343	293,871

XPO Logistics, Inc.#,*	4,058	196,813

		$490,684

AIRLINES – 2.2%

American Airlines Group, Inc.	5,512	266,147

Hawaiian Holdings, Inc.#,*	18,000	415,440

Republic Airways Holdings, Inc.*	12,571	153,869

Spirit Airlines, Inc.*	5,447	372,956

		$1,208,412

BUILDING PRODUCTS – 1.7%

American Woodmark Corp.*	3,717	188,452

Trex Co., Inc.*	15,779	740,351

		$928,803

COMMERCIAL SERVICES & SUPPLIES – 1.0%

Healthcare Services Group, Inc.	3,577	108,276

Herman Miller, Inc.	471	12,910

Knoll, Inc.	2,956	67,308

Mobile Mini, Inc.	4,215	162,446

Team, Inc.*	5,006	195,634

		$546,574

CONSTRUCTION & ENGINEERING – 1.9%

Comfort Systems USA, Inc.	2,860	59,173

Dycom Industries, Inc.*	14,650	673,607

MYR Group, Inc.*	2,742	80,395

ANNUAL REPORT  /  April 30, 2015

38    PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

Primoris Services Corp.	11,706	$225,106

		$1,038,281

ELECTRICAL EQUIPMENT – 1.4%

Acuity Brands, Inc.	2,981	497,678

Belden, Inc.	3,577	300,289

		$797,967

MACHINERY – 1.8%

Blount International, Inc.*	4,055	53,769

Gorman-Rupp Co. (The)	251	6,805

Meritor, Inc.*	48,232	632,804

Mueller Water Products, Inc.	10,518	98,448

TriMas Corp.*	6,209	174,908

Valmont Industries, Inc.#	413	52,046

		$1,018,780

PROFESSIONAL SERVICES – 3.9%

Advisory Board Co. (The)*	8,110	420,828

Exponent, Inc.	7,126	631,435

GP Strategies Corp.*	16,032	522,483

Kforce, Inc.	9,310	211,709

Navigant Consulting, Inc.*	19,302	279,107

On Assignment, Inc.*	3,984	134,062

		$2,199,624

ROAD & RAIL – 0.9%

ArcBest Corp.	5,234	186,854

Quality Distribution, Inc.*	14,000	138,880

Swift Transportation Co.*	8,367	202,481

		$528,215

TRADING COMPANIES & DISTRIBUTORS – 0.3%

TAL International Group, Inc.	1,346	51,875

United Rentals, Inc.*	1,073	103,630

		$155,505

TOTAL INDUSTRIALS		$10,001,637

INFORMATION TECHNOLOGY – 21.1%

COMMUNICATIONS EQUIPMENT – 1.7%

ARRIS Group, Inc.*	9,773	329,106

CalAmp Corp.*	9,746	192,094

Infinera Corp.*	10,000	188,000

TESSCO Technologies, Inc.	8,297	209,665

		$918,865

COMPUTERS & PERIPHERALS – 0.3%

Cray, Inc.*	6,087	170,984

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.8%

Coherent, Inc.	1,881	112,860

Description	Number of Shares	Value

Methode Electronics, Inc.	8,339	$354,074

		$466,934

INTERNET SOFTWARE & SERVICES – 1.9%

CoStar Group, Inc.*	1,730	353,664

Envestnet, Inc.*	1,290	66,125

LivePerson, Inc.*	3,819	35,899

Spark Networks, Inc.#,*	8,682	34,207

Stamps.com, Inc.*	8,091	500,752

support.com, Inc.*	7,566	11,954

TechTarget, Inc.*	7,149	77,352

		$1,079,953

IT SERVICES – 5.1%

Alliance Data Systems Corp.*	269	79,976

Cardtronics, Inc.*	10,137	382,469

Computer Task Group, Inc.	2,906	23,916

Hackett Group, Inc. (The)	13,603	130,589

iGATE Corp.*	10,979	522,161

Jack Henry & Associates, Inc.	6,326	420,742

Lionbridge Technologies, Inc.*	8,527	47,325

MAXIMUS, Inc.	14,950	956,949

MoneyGram International, Inc.*	6,000	46,500

TeleTech Holdings, Inc.*	3,706	96,134

WEX, Inc.*	1,211	136,492

		$2,843,253

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.4%

Ambarella, Inc.#,*	5,179	378,844

Cypress Semiconductor Corp.	18,182	242,184

Integrated Device Technology, Inc.*	5,901	107,339

Microsemi Corp.*	7,516	250,734

Qorvo, Inc.*	14,305	942,843

		$1,921,944

SOFTWARE – 7.9%

ACI Worldwide, Inc.*	5,576	128,415

American Software, Inc.	4,980	48,356

ANSYS, Inc.*	1,943	166,787

Aspen Technology, Inc.*	11,905	528,463

Blackbaud, Inc.	4,134	208,891

Ebix, Inc.#	1,068	29,146

Ellie Mae, Inc.*	11,060	608,300

Fair Isaac Corp.	1,521	134,548

Manhattan Associates, Inc.*	21,878	1,149,908

Mentor Graphics Corp.	7,687	183,950

PTC, Inc.*	4,690	179,815

Qlik Technologies, Inc.*	1,360	47,314

Symantec Corp.	10,068	250,945

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    39

Wilmington Small-Cap Growth Fund (continued)

Description	Number of Shares	Value

Take-Two Interactive Software, Inc.*	6,065	$143,740

Tyler Technologies, Inc.*	2,010	245,120

Ultimate Software Group, Inc.*	2,225	369,840

		$4,423,538

TOTAL INFORMATION TECHNOLOGY		$11,825,471

MATERIALS – 2.6%

CHEMICALS – 0.9%

American Vanguard Corp.	2,175	23,729

Chase Corp.	1,418	50,779

Flotek Industries, Inc.*	2,546	36,382

Hawkins, Inc.	983	38,779

Quaker Chemical Corp.	4,482	372,992

		$522,661

CONSTRUCTION MATERIALS – 1.1%

Eagle Materials, Inc.	6,054	504,843

Headwaters, Inc.*	6,000	105,480

		$610,323

CONTAINERS & PACKAGING – 0.2%

Graphic Packaging Holding Co.*	9,441	133,118

METALS & MINING – 0.1%

Materion Corp.	1,313	52,507

PAPER & FOREST PRODUCTS – 0.3%

Neenah Paper, Inc.	2,318	140,169

TOTAL MATERIALS		$1,458,778

TELECOMMUNICATION SERVICES – 0.3%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.3%

Atlantic Tele-Network, Inc.	2,495	164,720

TOTAL COMMON STOCKS (COST $34,369,836)		$55,217,075

MONEY MARKET FUND – 1.4%

Dreyfus Cash Management Fund,
Institutional Shares, 0.04%^	783,127	783,127

TOTAL MONEY MARKET FUND (COST $783,127)		$783,127

WARRANTS – 0.0%**

Education Management Corp., Expire 1/19/49	16,944	—

Tejon Ranch Co., Expire 8/31/16	1,341	789

TOTAL WARRANTS (COST $8,046)		$789

TOTAL INVESTMENTS IN SECURITIES – 100.1% (COST $35,161,009)		$56,000,991

Description	Par Value	Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 10.3%

REPURCHASE AGREEMENTS – 10.3%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $289,427, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $295,214.	$289,426	$289,426

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $1,099,875, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $1,121,868.	1,099,871	1,099,871

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $1,099,875, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $1,121,877.	1,099,871	1,099,871

Daiwa Capital Markets LLC, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $1,099,876, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $1,121,869.	1,099,871	1,099,871

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $1,099,875, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $1,121,869.	1,099,871	1,099,871

Nomura Securities International, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $1,099,875, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $1,121,868.	1,099,871	1,099,871

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $5,788,781)		$5,788,781

TOTAL INVESTMENTS – 110.4% (COST $40,949,790)		$61,789,772

COLLATERAL FOR SECURITIES ON LOAN – (10.3%)		(5,788,781)

OTHER LIABILITIES LESS ASSETS – (0.1%)		(53,376)

TOTAL NET ASSETS – 100.0%		$55,947,615

ANNUAL REPORT  /  April 30, 2015

40     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Growth Fund (concluded)

Cost of investments for Federal income tax purposes is $41,097,423. The net unrealized appreciation/(depreciation) of investments was $20,692,349. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $22,151,077 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,458,728.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$55,209,904	$7,171	$—	$55,217,075

Money Market Fund	783,127	—	—	783,127

Warrants	789	—	—	789

Repurchase Agreements	—	5,788,781	—	5,788,781

Total	$55,993,820	$5,795,952	$—	$61,789,772

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2015, the value of these securities amounted to $7,171 representing 0.0%** of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

CVR - Contingent Value Right

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2015  /  ANNUAL REPORT

    41

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Small-Cap Strategy Fund

At April 30, 2015, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Information Technology	20.9%

Financials	18.4%

Health Care	17.7%

Consumer Discretionary	14.3%

Industrials	13.8%

Materials	4.5%

Energy	3.6%

Consumer Staples	3.2%

Utilities	2.4%

Telecommunication Services	0.7%

Investment Companies	0.4%

Rights	0.0%[3]

Warrants	0.0%[3]

Cash Equivalents[1]	12.2%

Other Assets and Liabilities – Net[2]	(12.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

COMMON STOCKS – 99.5%

CONSUMER DISCRETIONARY – 14.3%

AUTO COMPONENTS – 1.3%

American Axle & Manufacturing Holdings, Inc.*	5,105	$127,268

Cooper Tire & Rubber Co.	2,106	89,484

Cooper-Standard Holding, Inc.*	240	14,645

Dana Holding Corp.	8,230	177,521

Dorman Products, Inc.#	1,962	91,880

Drew Industries, Inc.	1,804	102,233

Exide Technologies*	5,202	31

Federal-Mogul Holdings Corp.*	1,495	19,285

Fox Factory Holding Corp.*	1,100	16,742

Fuel Systems Solutions, Inc.*	566	6,283

Gentherm, Inc.*	2,747	144,849

Description	Number of Shares	Value

Modine Manufacturing Co.*	2,335	$28,697

Motorcar Parts of America, Inc.*	1,320	38,584

Remy International, Inc.	710	15,798

Spartan Motors, Inc.	2,409	11,346

Standard Motor Products, Inc.	820	30,996

Stoneridge, Inc.*	778	9,367

Strattec Security Corp.	250	18,768

Superior Industries International, Inc.	296	5,506

Tenneco, Inc.*	3,980	232,631

Tower International, Inc.*	1,010	26,119

		$1,208,033

AUTOMOBILES – 0.0%**

Winnebago Industries, Inc.#,*	1,825	37,796

DISTRIBUTORS – 0.3%

Core-Mark Holding Co., Inc.	966	50,918

ANNUAL REPORT  /  April 30, 2015

42     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Pool Corp.	3,175	$206,026

VOXX International Corp.*	1,868	17,802

Weyco Group, Inc.	591	16,844

		$291,590

DIVERSIFIED CONSUMER SERVICES – 1.1%

American Public Education, Inc.*	1,115	31,097

Ascent Capital Group, Inc.*	170	6,807

Bridgepoint Education, Inc.*	722	6,332

Bright Horizons Family Solutions, Inc.*	730	36,704

Capella Education Co.	855	46,196

Career Education Corp.*	3,120	13,104

Carriage Services, Inc.	620	14,657

Chegg, Inc.#,*	3,940	29,274

Education Management Corp.*	650	154

Grand Canyon Education, Inc.*	3,384	153,228

Hillenbrand, Inc.	4,300	126,377

Houghton Mifflin Harcourt Co.*	3,270	74,752

K12, Inc.*	1,790	28,944

Liberty Tax, Inc.*	350	9,695

LifeLock, Inc.*	6,380	93,212

Matthews International Corp.	1,168	56,683

Regis Corp.	1,598	26,399

Sotheby’s	3,012	128,643

Steiner Leisure Ltd.*	295	14,231

Strayer Education, Inc.	820	41,590

Universal Technical Institute, Inc.	901	7,613

Weight Watchers International, Inc.#,*	2,230	19,067

		$964,759

HOTELS, RESTAURANTS & LEISURE – 3.7%

Belmond Ltd., Class A*	3,610	44,475

Biglari Holdings, Inc.*	45	16,448

BJ’s Restaurants, Inc.*	1,230	57,564

Bloomin’ Brands, Inc.*	5,320	120,551

Bob Evans Farms, Inc.	1,396	60,056

Boyd Gaming Corp.*	4,670	61,644

Bravo Brio Restaurant Group, Inc.*	1,030	15,172

Buffalo Wild Wings, Inc.*	1,252	199,444

Caesars Entertainment Corp.#,*	2,850	27,046

Carrols Restaurant Group, Inc.*	1,060	9,582

Cheesecake Factory, Inc. (The)	2,966	148,686

Churchill Downs, Inc.	772	91,999

Chuy’s Holdings, Inc.*	850	19,227

ClubCorp Holdings, Inc.	400	8,756

Cracker Barrel Old Country Store, Inc.	1,242	164,540

Del Frisco’s Restaurant Group, Inc.*	1,020	20,573

Denny’s Corp.*	6,460	67,249

Description	Number of Shares	Value

Diamond Resorts International, Inc.*	1,240	$39,692

DineEquity, Inc.	892	86,016

El Pollo Loco Holdings, Inc.#,*	710	18,588

Fiesta Restaurant Group, Inc.*	2,020	102,111

Ignite Restaurant Group, Inc.*	1,370	4,822

International Speedway Corp.	860	31,270

Interval Leisure Group, Inc.	2,300	57,017

Isle of Capri Casinos, Inc.*	1,841	26,179

Jack in the Box, Inc.*	3,926	340,659

Jamba, Inc.#,*	208	3,278

Krispy Kreme Doughnuts, Inc.*	3,990	71,022

La Quinta Holdings, Inc.*	3,040	73,203

Life Time Fitness, Inc.*	1,747	124,910

Marcus Corp. (The)	597	11,564

Marriott Vacations Worldwide Corp.*	1,160	95,364

Monarch Casino & Resort, Inc.*	928	16,982

Morgans Hotel Group Co.*	943	6,460

Nathan’s Famous, Inc.*	250	10,285

Noodles & Co.#,*	400	8,008

Papa John’s International, Inc.	2,272	139,433

Penn National Gaming, Inc.*	3,200	51,456

Pinnacle Entertainment, Inc.*	3,707	136,269

Popeyes Louisiana Kitchen, Inc.*	1,775	98,832

Red Robin Gourmet Burgers, Inc.*	1,012	75,991

Ruby Tuesday, Inc.*	1,370	9,974

Ruth’s Hospitality Group, Inc.	1,880	27,354

Scientific Games Corp.#,*	3,550	44,979

Sonic Corp.*	3,605	103,283

Speedway Motorsports, Inc.	371	8,496

Texas Roadhouse, Inc.	5,065	170,184

Vail Resorts, Inc.	2,430	241,080

Zoe’s Kitchen, Inc.#,*	10	306

		$3,368,079

HOUSEHOLD DURABLES – 1.1%

Beazer Homes USA, Inc.*	1,538	26,930

Cavco Industries, Inc.*	775	50,817

CSS Industries, Inc.	98	2,777

Ethan Allen Interiors, Inc.	1,206	29,209

Flexsteel Industries, Inc.	400	14,404

Helen of Troy Ltd.*	1,583	138,687

Hovnanian Enterprises, Inc.#,*	6,473	20,196

iRobot Corp.*	2,030	65,813

KB Home#	3,910	56,656

La-Z-Boy, Inc.	2,986	78,263

LGI Homes, Inc.#,*	360	5,929

Libbey, Inc.*	1,430	56,270

Lifetime Brands, Inc.	660	9,603

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    43

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

M/I Homes, Inc.*	494	$11,145

MDC Holdings, Inc.#	1,630	43,749

Meritage Homes Corp.*	1,212	51,837

NACCO Industries, Inc.	146	7,151

Ryland Group, Inc. (The)	1,931	79,596

Skullcandy, Inc.*	760	8,216

Standard Pacific Corp.*	5,050	40,905

TRI Pointe Homes, Inc.*	6,420	91,678

UCP, Inc.*	1,310	11,345

Universal Electronics, Inc.*	788	42,505

WCI Communities, Inc.*	1,000	23,250

William Lyon Homes*	400	8,660

		$975,591

INTERNET & CATALOG RETAIL – 0.5%

1-800-Flowers.com, Inc.*	572	6,046

Blue Nile, Inc.*	1,102	29,985

EVINE Live, Inc.*	2,440	14,542

FTD Cos, Inc.*	866	24,716

HSN, Inc.	2,280	142,318

Lands’ End, Inc.*	910	26,736

Nutrisystem, Inc.	2,199	41,891

Orbitz Worldwide, Inc.*	2,819	33,039

Overstock.com, Inc.#,*	1,002	21,513

PetMed Express, Inc.	1,017	16,099

Shutterfly, Inc.*	1,252	56,040

		$412,925

LEISURE EQUIPMENT & PRODUCTS – 0.6%

Arctic Cat, Inc.	410	14,551

Black Diamond, Inc.*	930	8,379

Brunswick Corp.	4,961	248,248

Callaway Golf Co.	1,961	18,982

JAKKS Pacific, Inc.#	1,440	9,605

Johnson Outdoors, Inc.	120	3,780

LeapFrog Enterprises, Inc.*	3,377	7,632

Malibu Boats, Inc.*	120	2,540

Marine Products Corp.	1,100	7,810

Nautilus, Inc.*	1,920	32,275

Smith & Wesson Holding Corp.*	4,087	60,753

Sturm Ruger & Co., Inc.#	1,680	92,081

		$506,636

MEDIA – 1.2%

AH Belo Corp. Class A	610	4,081

Carmike Cinemas, Inc.*	1,220	36,820

Central European Media Enterprises Ltd.*	4,000	11,000

Crown Media Holdings, Inc.*	110	412

Cumulus Media, Inc.*	4,780	10,898

Description	Number of Shares	Value

Daily Journal Corp.*	30	$6,030

Dex Media, Inc.#,*	1,070	2,814

Digital Domain Media Group, Inc.*	1,470	7

Entercom Communications Corp.*	1,180	14,018

Entravision Communications Corp.	4,360	28,514

Eros International PLC*	30	531

EW Scripps Co. (The)*	2,635	61,369

Global Eagle Entertainment, Inc.#,*	2,000	25,540

Global Sources Ltd.*	526	2,914

Gray Television, Inc.*	3,970	52,642

Harte-Hanks, Inc.	3,256	22,108

Hemisphere Media Group, Inc.#,*	440	5,562

Journal Media Group, Inc.*	810	7,525

Loral Space & Communications, Inc.	1,001	69,069

Martha Stewart Living Omnimedia, Inc.*	1,683	9,257

McClatchy Co. (The)*	3,460	4,809

MDC Partners, Inc.	2,335	48,895

Media General, Inc.*	1,860	31,415

Meredith Corp.	1,310	68,172

National CineMedia, Inc.	2,512	38,283

New York Times Co. (The)	5,860	78,465

Nexstar Broadcasting Group, Inc.	1,980	115,751

ReachLocal, Inc.*	260	728

Reading International, Inc.*	850	11,322

Rentrak Corp.#,*	700	33,180

Saga Communications, Inc.	230	9,198

Salem Media Group, Inc.	1,270	6,198

Scholastic Corp.	736	29,911

SFX Entertainment, Inc.#,*	3,200	13,984

Sinclair Broadcast Group, Inc.	4,248	130,159

Sizmek, Inc.*	687	4,782

Time, Inc.*	2,910	66,435

World Wrestling Entertainment, Inc.#	1,857	24,921

		$1,087,719

MULTILINE RETAIL – 0.1%

Bon-Ton Stores, Inc. (The)#	990	7,098

Burlington Stores, Inc.*	870	44,866

Fred’s, Inc.	2,032	34,280

Tuesday Morning Corp.*	2,990	47,302

		$133,546

SPECIALTY RETAIL – 3.2%

American Eagle Outfitters, Inc.	7,630	121,393

America’s Car-Mart, Inc.*	440	22,590

ANN, Inc.*	3,100	117,366

Asbury Automotive Group, Inc.*	2,124	178,480

Barnes & Noble, Inc.*	1,410	30,879

ANNUAL REPORT  /  April 30, 2015

44     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

bebe stores, Inc.	2,446	$8,096

Big 5 Sporting Goods Corp.	122	1,664

Brown Shoe Co., Inc.	2,475	73,507

Buckle, Inc. (The)#	1,615	72,352

Build-A-Bear Workshop, Inc.*	200	3,686

Cato Corp. (The)	1,503	59,128

Children’s Place, Inc. (The)	898	54,473

Christopher & Banks Corp.*	2,560	15,206

Citi Trends, Inc.*	746	16,994

Conn’s, Inc.#,*	1,946	54,430

Container Store Group, Inc. (The)#,*	1,060	19,356

Destination Maternity Corp.	830	9,786

Destination XL Group, Inc.*	2,440	11,883

Express, Inc.*	3,980	64,874

Finish Line, Inc. (The) Class A	1,614	39,591

Five Below, Inc.*	3,830	129,148

Genesco, Inc.*	1,021	69,009

Group 1 Automotive, Inc.	884	69,818

Guess?, Inc.	2,990	54,747

Haverty Furniture Cos., Inc.	347	7,447

hhgregg, Inc.*	75	429

Hibbett Sports, Inc.*	1,794	83,959

Kirkland’s, Inc.*	1,220	28,963

Lithia Motors, Inc.	1,670	166,549

Lumber Liquidators Holdings, Inc.#,*	1,111	30,541

MarineMax, Inc.*	860	18,989

Mattress Firm Holding Corp.#,*	1,030	60,852

Men’s Wearhouse, Inc. (The)	2,609	147,643

Monro Muffler Brake, Inc.	2,352	140,861

New York & Co., Inc.*	2,080	5,262

Office Depot, Inc.*	19,929	183,745

Outerwall, Inc.#,*	1,428	94,862

Pacific Sunwear of California, Inc.*	5,780	12,138

Pep Boys-Manny Moe & Jack (The)*	2,353	21,553

Pier 1 Imports, Inc.#	2,110	26,692

Rent-A-Center, Inc.	1,714	50,734

Restoration Hardware Holdings, Inc.*	2,060	177,510

Sears Hometown & Outlet Stores, Inc.*	370	2,564

Select Comfort Corp.*	3,660	112,801

Shoe Carnival, Inc.	243	6,345

Sonic Automotive, Inc.	1,548	36,146

Stage Stores, Inc.	988	19,078

Stein Mart, Inc.	460	5,442

Systemax, Inc.	272	2,842

Tile Shop Holdings, Inc.#,*	1,340	17,380

Tilly’s, Inc.*	710	9,471

Vitamin Shoppe, Inc.*	1,790	74,965

West Marine, Inc.*	1,550	15,578

Description	Number of Shares	Value

Winmark Corp.	230	$20,702

Zumiez, Inc.*	1,513	47,977

		$2,928,476

TEXTILES, APPAREL & LUXURY GOODS – 1.2%

Columbia Sportswear Co.	936	58,687

Crocs, Inc.*	2,360	31,152

Culp, Inc.	640	16,544

G-III Apparel Group Ltd.*	1,177	130,859

Iconix Brand Group, Inc.*	1,635	43,017

Kate Spade & Co.#,*	181	5,919

Movado Group, Inc.	285	8,345

Oxford Industries, Inc.	950	75,478

Perry Ellis International, Inc.	577	13,802

Quiksilver, Inc.*	1,970	3,270

Sequential Brands Group, Inc.#,*	160	1,984

Skechers U.S.A., Inc.*	2,403	216,078

Steven Madden Ltd.*	3,619	141,213

Tumi Holdings, Inc.*	3,450	80,696

Unifi, Inc.*	746	26,326

Vera Bradley, Inc.#,*	1,330	18,939

Vince Holding Corp.*	290	5,345

Wolverine World Wide, Inc.	6,592	202,572

		$1,080,226

TOTAL CONSUMER DISCRETIONARY		$12,995,376

CONSUMER STAPLES – 3.2%

BEVERAGES – 0.2%

Boston Beer Co., Inc. (The)*	595	147,441

Coca-Cola Bottling Co. Consolidated	261	29,493

Craft Brew Alliance, Inc.*	1,300	17,095

National Beverage Corp.*	1,440	32,184

		$226,213

FOOD & STAPLES RETAILING – 1.1%

Andersons, Inc. (The)	1,792	76,500

Casey’s General Stores, Inc.	2,706	222,379

Chefs’ Warehouse, Inc. (The)*	1,570	28,590

Fairway Group Holdings Corp.#,*	940	4,991

Fresh Market, Inc. (The)*	3,230	113,502

Ingles Markets, Inc.	490	20,511

Natural Grocers by Vitamin Cottage, Inc.*	830	21,846

PriceSmart, Inc.	1,236	99,449

Roundy’s, Inc.	2,010	10,130

SpartanNash Co.	1,604	48,393

SUPERVALU, Inc.*	7,860	69,089

United Natural Foods, Inc.*	3,457	233,209

Village Super Market, Inc.	650	20,755

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    45

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Weis Markets, Inc.	480	$21,288

		$990,632

FOOD PRODUCTS – 1.4%

Alico, Inc.	260	12,160

B&G Foods, Inc.	2,226	67,670

Boulder Brands, Inc.*	4,049	38,627

Calavo Growers, Inc.	927	46,953

Cal-Maine Foods, Inc.#	2,304	103,012

Darling International, Inc.*	6,547	89,432

Dean Foods Co.	3,570	58,012

Diamond Foods, Inc.*	1,285	36,031

Farmer Bros Co.*	388	9,673

Fresh Del Monte Produce, Inc.	1,649	60,898

Hain Celestial Group, Inc. (The)*	44	2,651

Inventure Foods, Inc.*	1,690	16,477

J&J Snack Foods Corp.	1,114	116,224

John B Sanfilippo & Son, Inc.	480	24,965

Lancaster Colony Corp.	1,012	90,736

Landec Corp.*	857	12,178

Lifeway Foods, Inc.	720	14,551

Limoneira Co.#	120	2,753

Omega Protein Corp.*	450	5,751

Pilgrim’s Pride Corp.#,*	50	1,235

Post Holdings, Inc.*	1,670	78,390

Sanderson Farms, Inc.#	1,511	113,506

Seaboard Corp.	7	25,200

Seneca Foods Corp.*	420	12,104

Snyders-Lance, Inc.	1,121	33,103

Tootsie Roll Industries, Inc.#	90	2,788

TreeHouse Foods, Inc.*	2,182	177,309

		$1,252,389

HOUSEHOLD PRODUCTS – 0.2%

Central Garden & Pet Co.*	2,894	28,361

HRG Group, Inc.*	4,430	55,508

Oil-Dri Corp. of America	160	5,251

Orchids Paper Products Co.	480	10,315

Spectrum Brands Holdings, Inc.	10	914

WD-40 Co.	1,174	95,047

		$195,396

PERSONAL PRODUCTS – 0.2%

Elizabeth Arden, Inc.#,*	417	5,867

Female Health Co. (The)#	3,250	9,490

Inter Parfums, Inc.	658	19,858

Medifast, Inc.*	1,080	32,400

Nature’s Sunshine Products, Inc.	500	6,505

Nutraceutical International Corp.	460	8,970

Revlon, Inc.*	640	25,030

Description	Number of Shares	Value

Synutra International, Inc.*	869	$6,309

USANA Health Sciences, Inc.*	435	49,477

		$163,906

TOBACCO – 0.1%

22nd Century Group, Inc.*	4,610	4,656

Alliance One International, Inc.*	12,570	16,592

Universal Corp.	42	1,975

Vector Group Ltd.	3,647	80,781

		$104,004

TOTAL CONSUMER STAPLES		$2,932,540

ENERGY – 3.6%

ENERGY EQUIPMENT & SERVICES – 1.1%

Basic Energy Services, Inc.*	2,972	30,285

Bristow Group, Inc.	1,231	76,482

C&J Energy Services Ltd.*	2,980	52,001

CARBO Ceramics, Inc.#	1,110	49,095

CHC Group Ltd.*	3,230	3,844

Dawson Geophysical Co.*	1,360	7,738

Era Group, Inc.*	660	14,639

Exterran Holdings, Inc.	2,430	90,080

Forum Energy Technologies, Inc.#,*	2,950	68,617

Geospace Technologies Corp.*	242	5,227

Global Geophysical Services, Inc.*	490	—

Gulf Island Fabrication, Inc.	1,223	16,131

Gulfmark Offshore, Inc.#	791	11,873

Helix Energy Solutions Group, Inc.*	3,570	58,834

Hercules Offshore, Inc.#,*	1,430	1,151

Hornbeck Offshore Services, Inc.*	1,108	25,318

ION Geophysical Corp.*	1,287	2,934

Key Energy Services, Inc.*	6,600	16,104

Matrix Service Co.*	1,463	32,142

McDermott International, Inc.#,*	13,100	68,775

Mitcham Industries, Inc.*	1,210	5,929

Natural Gas Services Group, Inc.*	704	17,846

Newpark Resources, Inc.*	352	3,612

North Atlantic Drilling Ltd.	4,560	7,022

Nuverra Environmental Solutions, Inc.#,*	2,080	8,445

Parker Drilling Co.*	5,634	21,128

PHI, Inc.*	435	13,629

Pioneer Energy Services Corp.*	5,198	38,725

RigNet, Inc.*	980	36,711

SEACOR Holdings, Inc.	680	49,409

Tesco Corp.*	830	10,674

TETRA Technologies, Inc.*	3,620	26,136

US Silica Holdings, Inc.#	3,710	138,569

ANNUAL REPORT  /  April 30, 2015

46     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Vantage Drilling Co.*	7,760	$3,092

Willbros Group, Inc.*	4,318	10,795

		$1,022,992

OIL, GAS & CONSUMABLE FUELS – 2.5%

Abraxas Petroleum Corp.*	2,070	7,866

Adams Resources & Energy, Inc.	90	4,194

Alon USA Energy, Inc.	804	12,936

Alpha Natural Resources, Inc.#,*	11,950	9,679

American Eagle Energy Corp.*	4,440	755

Amyris, Inc.*	990	2,237

Approach Resources, Inc.#,*	1,750	15,347

Arch Coal, Inc.	10,300	10,034

ATP Oil & Gas Corp.*	2,852	—

Bill Barrett Corp.*	915	10,614

Bonanza Creek Energy, Inc.*	810	22,324

BPZ Resources, Inc.*	12,543	439

Callon Petroleum Co.*	2,980	26,641

Carrizo Oil & Gas, Inc.*	3,056	170,311

Clayton Williams Energy, Inc.*	373	20,765

Clean Energy Fuels Corp.#,*	2,369	23,382

Cloud Peak Energy, Inc.*	1,480	9,605

Comstock Resources, Inc.#	310	1,665

Contango Oil & Gas Co.	708	17,750

Delek US Holdings, Inc.	2,812	103,819

DHT Holdings, Inc.#	2,450	19,600

Diamondback Energy, Inc.*	2,790	230,370

Eclipse Resources Corp.#,*	1,550	9,811

Emerald Oil, Inc.*	2,347	1,502

Energy XXI (Bermuda) Ltd.#	3,954	17,279

Evolution Petroleum Corp.	1,160	7,981

EXCO Resources, Inc.	6,207	12,786

Frontline Ltd.*	2,000	5,120

FX Energy, Inc.#,*	6,870	9,274

GasLog Ltd.#	2,430	54,165

Gastar Exploration, Inc.*	5,520	20,038

Goodrich Petroleum Corp.*	2,055	7,953

Green Plains, Inc.	2,290	71,311

Halcon Resources Corp.*	14,321	21,338

Hallador Energy Co.	720	8,273

Isramco, Inc.*	20	2,471

Jones Energy, Inc.#,*	1,190	12,209

L&L Energy, Inc.*	4,530	138

Magnum Hunter Resources Corp.*	15,550	34,055

Matador Resources Co.*	3,680	102,010

Midstates Petroleum Co., Inc.#,*	1,460	1,679

Miller Energy Resources, Inc.#,*	1,970	1,428

Navios Maritime Acquisition#	7,710	29,375

Description	Number of Shares	Value

Nordic American Offshore Ltd.	46	$434

Nordic American Tankers Ltd.#	4,548	55,622

Northern Oil & Gas, Inc.#,*	2,210	19,536

Pacific Ethanol, Inc.#,*	60	718

Panhandle Oil & Gas, Inc.	1,172	26,722

Parsley Energy, Inc.*	3,290	57,049

PDC Energy, Inc.*	989	56,116

Penn Virginia Corp.#,*	634	4,235

PetroQuest Energy, Inc.*	5,960	15,973

Quicksilver Resources, Inc.*	5,430	159

Renewable Energy Group, Inc.*	630	5,802

Resolute Energy Corp.*	3,090	3,832

REX American Resources Corp.*	210	13,276

Rex Energy Corp.#,*	1,355	6,775

Ring Energy, Inc.*	1,890	22,945

Rosetta Resources, Inc.*	1,498	34,199

RSP Permian, Inc.*	1,230	35,695

Sabine Oil & Gas Corp.*	4,920	332

Sanchez Energy Corp.#,*	2,240	32,906

Scorpio Tankers, Inc.	6,630	61,924

SemGroup Corp.	3,030	255,096

Ship Finance International Ltd.	2,143	33,774

Solazyme, Inc.#,*	7,980	30,723

Stone Energy Corp.*	1,624	27,722

Swift Energy Co.#,*	3,720	11,234

Synergy Resources Corp.*	3,630	43,487

Targa Resources Corp.	84	8,817

Teekay Tankers Ltd., Class A	2,078	13,091

Transatlantic Petroleum Ltd.#,*	2,370	13,746

Triangle Petroleum Corp.#,*	2,000	11,940

VAALCO Energy, Inc.*	707	1,746

W&T Offshore, Inc.#	1,960	12,603

Warren Resources, Inc.*	2,930	3,164

Western Refining, Inc.	3,475	153,074

Westmoreland Coal Co.*	200	5,684

Whiting Petroleum Corp.*	56	2,123

		$2,232,803

TOTAL ENERGY		$3,255,795

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    47

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

FINANCIALS – 18.4%

CAPITAL MARKETS – 1.6%

Arlington Asset Investment Corp.	670	$14,526

Ashford, Inc.*	50	4,987

BGC Partners, Inc.	8,600	86,301

Calamos Asset Management, Inc.	845	10,453

CIFC Corp.	470	3,525

Cohen & Steers, Inc.	1,553	58,797

Cowen Group, Inc.*	1,815	10,146

Diamond Hill Investment Group, Inc.	120	21,864

Evercore Partners, Inc.	2,473	119,298

FBR & Co.*	557	11,953

Financial Engines, Inc.#	2,440	102,895

FXCM, Inc.#	1,300	2,613

GAMCO Investors, Inc.	462	35,717

Greenhill & Co., Inc.	2,050	81,077

HFF, Inc.	2,470	96,799

INTL. FCStone, Inc.*	766	24,589

Investment Technology Group, Inc.*	1,710	48,718

Janus Capital Group, Inc.	6,350	113,665

KCG Holdings, Inc.	2,420	31,073

Ladenburg Thalmann Financial Services, Inc.#,*	8,830	29,757

Manning & Napier, Inc.	1,080	11,480

NorthStar Asset Management Group, Inc./NY	755	15,878

Oppenheimer Holdings, Inc.	630	15,051

Piper Jaffray Cos.*	680	34,306

Pzena Investment Management, Inc.	715	6,578

Safeguard Scientifics, Inc.*	1,135	20,419

Silvercrest Asset Management Group, Inc.	1,500	23,385

Stifel Financial Corp.*	2,576	136,116

Teton Advisors, Inc.	10	560

Virtus Investment Partners, Inc.*	453	60,530

Walter Investment Management Corp.#,*	1,432	25,218

Westwood Holdings Group, Inc.	740	43,357

WisdomTree Investments, Inc.#,*	7,710	146,798

		$1,448,429

COMMERCIAL BANKS – 5.7%

1st Source Corp.	878	27,323

American National Bankshares, Inc.	490	11,030

Ameris Bancorp*	1,110	27,739

Ames National Corp.	761	18,979

Arrow Financial Corp.	70	1,824

Banc of California, Inc.	500	6,200

Bancfirst Corp.	124	7,157

Banco Latinoamericano de Comercio Exterior SA	944	29,991

Bancorp, Inc. (The)*	1,540	15,000

Description	Number of Shares	Value

BancorpSouth, Inc.	3,210	$77,714

Bank of Kentucky Financial Corp. (The)	370	17,719

Bank of Marin Bancorp	310	15,630

Bank of the Ozarks, Inc.	4,154	161,009

Banner Corp.	760	34,367

BBCN Bancorp, Inc.	2,741	38,895

Berkshire Hills Bancorp, Inc.	951	26,638

BNC Bancorp	900	16,425

Boston Private Financial Holdings, Inc.	3,118	41,002

Bridge Bancorp, Inc.	600	15,162

Bridge Capital Holdings*	300	8,115

Bryn Mawr Bank Corp.	475	14,293

Camden National Corp.	63	2,414

Capital Bank Financial Corp.*	1,280	34,714

Capital City Bank Group, Inc.	541	7,612

Cardinal Financial Corp.	1,330	27,438

Cascade Bancorp*	1,095	5,278

Cathay General Bancorp	3,242	92,656

Centerstate Banks, Inc.	746	9,071

Central Pacific Financial Corp.	410	9,389

Century Bancorp, Inc.	170	6,567

Chemical Financial Corp.	1,738	53,704

Citizens & Northern Corp.	831	16,487

City Holding Co.	762	35,029

CNB Financial Corp.	910	15,634

CoBiz Financial, Inc.	1,600	19,216

Columbia Banking System, Inc.	2,329	69,171

Community Bank System, Inc.	1,894	66,195

Community Trust Bancorp, Inc.	1,020	32,722

CommunityOne Bancorp#,*	780	7,683

ConnectOne Bancorp, Inc.	1,220	23,448

CU BanCorp.*	570	11,810

CVB Financial Corp.	4,664	72,992

Eagle Bancorp, Inc.*	1,474	54,332

Enterprise Bancorp, Inc.	60	1,288

Enterprise Financial Services Corp.	1,010	20,735

Fidelity Southern Corp.	978	16,430

Financial Institutions, Inc.	873	20,559

First BanCorp*	2,070	12,441

First Bancorp	825	13,390

First Bancorp, Inc.	439	7,323

First Busey Corp.	4,391	27,400

First Citizens BancShares, Inc.	200	48,068

First Commonwealth Financial Corp.	2,976	26,844

First Community Bancshares, Inc.	1,001	16,777

First Connecticut Bancorp, Inc.	1,340	19,805

First Financial Bancorp	1,995	34,434

First Financial Bankshares, Inc.#	2,822	81,725

ANNUAL REPORT  /  April 30, 2015

48     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

First Financial Corp.	345	$11,713

First Interstate Bancsystem, Inc.	1,060	28,684

First Merchants Corp.	1,475	33,291

First Midwest Bancorp, Inc.	2,771	47,384

First NBC Bank Holding Co.*	120	4,222

First of Long Island Corp. (The)	330	8,257

FirstMerit Corp.	6,372	123,426

Flushing Financial Corp.	1,594	30,541

FNB Corp.	5,186	68,818

German American Bancorp, Inc.	400	11,444

Glacier Bancorp, Inc.	3,001	79,046

Great Southern Bancorp, Inc.	490	19,316

Guaranty Bancorp	864	13,599

Hancock Holding Co.	2,288	66,604

Hanmi Financial Corp.	1,280	27,238

Heartland Financial USA, Inc.	443	15,244

Heritage Commerce Corp.	1,280	11,405

Heritage Financial Corp.	1,638	27,682

Heritage Oaks Bancorp*	1,820	14,505

Home BancShares, Inc.	3,004	98,772

HomeTrust Bancshares, Inc.*	250	3,910

Horizon Bancorp	580	13,543

Hudson Valley Holding Corp.	932	23,058

IBERIABANK Corp.	1,304	81,252

Independent Bank Corp.	906	37,798

Independent Bank Corp./MI	20	265

Independent Bank Group, Inc.	550	21,175

International Bancshares Corp.	2,412	62,664

Investors Bancorp, Inc.	5,898	69,832

Lakeland Bancorp, Inc.	1,199	13,609

Lakeland Financial Corp.	795	31,045

LegacyTexas Financial Group, Inc.	1,291	32,856

Macatawa Bank Corp.	1,260	6,615

MainSource Financial Group, Inc.	910	17,518

MB Financial, Inc.	2,732	82,315

Mercantile Bank Corp.	620	12,288

Merchants Bancshares, Inc.	290	8,543

Metro Bancorp, Inc.*	572	14,666

MidSouth Bancorp, Inc.#	820	10,635

MidWestOne Financial Group, Inc.	480	14,040

National Bank Holdings Corp.	1,130	21,470

National Bankshares, Inc.#	200	5,802

National Penn Bancshares, Inc.	4,141	43,066

NBT Bancorp, Inc.	2,230	53,855

NewBridge Bancorp*	1,690	13,605

Northrim BanCorp, Inc.	580	14,454

OFG Bancorp	1,954	27,532

Old National Bancorp	3,611	49,326

Description	Number of Shares	Value

Pacific Continental Corp.	1,340	$17,286

Pacific Premier Bancorp, Inc.*	910	14,251

Park National Corp.#	578	47,720

Park Sterling Corp.	2,730	18,291

Peapack Gladstone Financial Corp.	1,195	25,011

Penns Woods Bancorp, Inc.	160	6,974

Peoples Bancorp, Inc.	596	13,821

Pinnacle Financial Partners, Inc.	1,421	67,711

Preferred Bank*	460	12,963

PrivateBancorp, Inc.	2,610	96,753

Prosperity Bancshares, Inc.	2,295	122,415

Renasant Corp.	572	16,994

Republic Bancorp, Inc.	827	19,666

S&T Bancorp, Inc.	1,220	32,818

Sandy Spring Bancorp, Inc.	1,397	36,406

Seacoast Banking Corp. of Florida*	942	13,150

Sierra Bancorp	516	8,452

Simmons First National Corp.	856	37,450

South State Corp.	508	34,402

Southside Bancshares, Inc.	615	16,802

Southwest Bancorp, Inc.	852	14,680

State Bank Financial Corp.	1,260	25,213

Sterling Bancorp/DE	3,654	47,429

Stock Yards Bancorp, Inc.	530	18,444

Suffolk Bancorp*	634	15,191

Sun Bancorp, Inc./NJ*	292	5,528

Susquehanna Bancshares, Inc.	6,442	86,580

Texas Capital Bancshares, Inc.*	1,978	104,161

Tompkins Financial Corp.	710	37,027

TowneBank	899	14,878

TriCo Bancshares	353	8,232

TriState Capital Holdings, Inc.*	1,040	13,000

Trustmark Corp.	2,348	55,882

UMB Financial Corp.	1,154	57,458

Umpqua Holdings Corp.	6,928	117,845

Union Bankshares Corp.	1,955	42,541

United Bankshares, Inc.	2,845	106,915

United Community Banks, Inc.*	2,044	38,039

Univest Corp. of Pennsylvania	853	16,642

Valley National Bancorp	5,098	48,074

Washington Trust Bancorp, Inc.	576	21,324

Webster Financial Corp.	3,540	126,838

WesBanco, Inc.	1,773	55,867

West Bancorporation, Inc.	1,097	20,799

Westamerica Bancorporation#	853	37,148

Western Alliance Bancorp*	4,171	128,967

Wilshire Bancorp, Inc.	3,290	34,710

Wintrust Financial Corp.	1,513	73,744

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    49

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Yadkin Financial Corp.*	41	$807

		$5,194,220
CONSUMER FINANCE – 0.7%

Cash America International, Inc.	686	17,781

Consumer Portfolio Services, Inc.*	30	192

Credit Acceptance Corp.*	528	124,714

Enova International, Inc.*	602	11,143

Ezcorp, Inc.*	2,509	23,083

First Cash Financial Services, Inc.*	1,629	78,746

Green Dot Corp.*	1,290	20,769

JG Wentworth Co. (The)#,*	1,580	15,895

Nelnet, Inc.	702	31,429

Nicholas Financial, Inc.#	1,080	13,640

PRA Group, Inc.*	3,197	175,116

Regional Management Corp.*	650	10,498

Springleaf Holdings, Inc.#,*	1,000	50,000

World Acceptance Corp.#,*	384	32,494

		$605,500

DIVERSIFIED FINANCIAL SERVICES – 0.3%

Gain Capital Holdings, Inc.	1,370	13,536

MarketAxess Holdings, Inc.	2,647	227,245

Marlin Business Services Corp.	480	9,586

NewStar Financial, Inc.*	1,174	13,501

PHH Corp.*	1,497	37,605

PICO Holdings, Inc.*	80	1,441

Resource America, Inc.	770	6,576

		$309,490

INSURANCE – 2.1%

Ambac Financial Group, Inc.*	1,650	37,966

American Equity Investment Life Holding Co.	3,283	88,477

AMERISAFE, Inc.	1,082	48,896

Amtrust Financial Services, Inc.#	1,832	108,949

Argo Group International Holdings Ltd.	1,587	77,747

Baldwin & Lyons, Inc.	402	9,121

Citizens, Inc.#,*	1,867	10,530

CNO Financial Group, Inc.	7,590	129,030

Crawford & Co.	1,767	14,436

Donegal Group, Inc.	650	9,821

eHealth, Inc.*	794	9,734

EMC Insurance Group, Inc.	510	17,666

Employers Holdings, Inc.	647	15,793

Enstar Group Ltd.*	399	56,674

FBL Financial Group, Inc.	553	32,223

Federated National Holding Co.	110	3,168

First American Financial Corp.	4,220	146,814

Global Indemnity PLC*	524	14,384

Greenlight Capital Re Ltd.*	1,520	46,193

Description	Number of Shares	Value

Hallmark Financial Services, Inc.*	167	$1,850

HCI Group, Inc.	410	17,868

Heritage Insurance Holdings, Inc.*	120	2,406

Hilltop Holdings, Inc.*	2,694	54,176

Horace Mann Educators Corp.	1,594	54,148

Independence Holding Co.	400	4,976

Infinity Property & Casualty Corp.	598	44,342

Kansas City Life Insurance Co.	370	16,606

Kemper Corp.	1,180	44,451

Maiden Holdings Ltd.	2,512	36,499

Meadowbrook Insurance Group, Inc.	255	2,178

Montpelier Re Holdings Ltd.	1,814	69,132

National Interstate Corp.	519	14,542

National Western Life Insurance Co.	75	17,971

Navigators Group, Inc. (The)*	566	44,176

OneBeacon Insurance Group Ltd.	620	9,350

Phoenix Cos., Inc. (The)*	281	9,585

Primerica, Inc.	2,240	103,533

RenaissanceRe Holdings Ltd.*	598	61,289

RLI Corp.	1,632	81,045

Safety Insurance Group, Inc.	654	38,030

Selective Insurance Group, Inc.	2,613	70,394

State Auto Financial Corp.	638	15,070

Stewart Information Services Corp.	969	35,369

Symetra Financial Corp.	3,480	82,650

Third Point Reinsurance Ltd.*	1,370	18,468

United Fire Group, Inc.	1,015	30,318

Universal Insurance Holdings, Inc.	2,460	59,089

		$1,917,133

REAL ESTATE INVESTMENT TRUSTS – 6.4%

Acadia Realty Trust	2,585	79,876

AG Mortgage Investment Trust, Inc.	770	14,799

Agree Realty Corp.	979	30,134

Alexander’s, Inc.	176	75,895

Altisource Residential Corp.	2,590	49,598

American Assets Trust, Inc.	1,210	48,158

American Capital Mortgage Investment Corp.	620	10,875

American Residential Properties, Inc.*	980	18,385

Anworth Mortgage Asset Corp.	3,431	17,429

Apollo Commercial Real Estate Finance, Inc.	590	10,083

Apollo Residential Mortgage, Inc.	1,530	24,266

Ares Commercial Real Estate Corp.	1,830	20,770

Armada Hoffler Properties, Inc.	1,420	14,583

ARMOUR Residential REIT, Inc.	11,670	35,010

Ashford Hospitality Prime, Inc.	882	13,812

Ashford Hospitality Trust, Inc.	2,150	19,479

Associated Estates Realty Corp.	2,234	63,669

ANNUAL REPORT  /  April 30, 2015

50     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Campus Crest Communities, Inc.	2,970	$18,800

Capstead Mortgage Corp.	1,270	14,795

CareTrust REIT, Inc.	409	5,108

Cedar Realty Trust, Inc.	3,966	27,722

Chambers Street Properties	5,200	39,000

Chatham Lodging Trust	1,140	31,510

Chesapeake Lodging Trust	2,380	75,565

Colony Capital, Inc.	2,870	74,362

CoreSite Realty Corp.	1,320	63,466

Cousins Properties, Inc.	7,277	70,878

CubeSmart	4,534	104,599

CyrusOne, Inc.	1,240	40,275

CYS Investments, Inc.	6,790	60,567

DCT Industrial Trust, Inc.	2,846	94,032

DiamondRock Hospitality Co.	8,027	108,846

DuPont Fabros Technology, Inc.	3,345	104,197

Dynex Capital, Inc.	1,840	14,720

EastGroup Properties, Inc.	1,524	87,173

Education Realty Trust, Inc.	890	29,922

Empire State Realty Trust, Inc.#	5,130	92,340

EPR Properties	2,189	126,240

Equity One, Inc.	1,952	48,078

Excel Trust, Inc.	2,010	31,858

FelCor Lodging Trust, Inc.	5,050	56,105

First Industrial Realty Trust, Inc.	4,472	88,233

First Potomac Realty Trust	2,324	24,913

Franklin Street Properties Corp.	3,357	39,646

GEO Group, Inc. (The)	2,256	87,984

Getty Realty Corp.	447	7,764

Gladstone Commercial Corp.	20	356

Government Properties Income Trust	2,320	48,349

Gramercy Property Trust, Inc.	837	22,884

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,350	25,650

Hatteras Financial Corp.	3,200	57,792

Healthcare Realty Trust, Inc.	3,226	82,586

Hersha Hospitality Trust	8,668	55,735

Highwoods Properties, Inc.	3,335	143,538

Hudson Pacific Properties, Inc.	2,490	75,098

Inland Real Estate Corp.	2,545	26,188

Invesco Mortgage Capital, Inc.	4,050	62,370

Investors Real Estate Trust	6,057	43,429

iStar Financial, Inc.#,*	3,490	47,255

Kite Realty Group Trust	1,537	40,269

LaSalle Hotel Properties	4,201	154,135

Lexington Realty Trust	6,601	61,191

LTC Properties, Inc.	1,572	68,319

Description	Number of Shares	Value

Mack-Cali Realty Corp.	3,590	$64,440

Medical Properties Trust, Inc.	5,785	80,874

Monmouth Real Estate Investment Corp.	142	1,467

National Health Investors, Inc.	2,054	137,043

New Residential Investment Corp.	3,750	63,900

New York Mortgage Trust, Inc.#	2,900	22,649

New York REIT, Inc.	3,820	37,742

NorthStar Realty Finance Corp.	335	6,285

Omega Healthcare Investors, Inc.	720	25,985

One Liberty Properties, Inc.	150	3,372

Parkway Properties, Inc.	2,970	48,322

Pebblebrook Hotel Trust	2,580	110,785

Pennsylvania Real Estate Investment Trust	2,921	66,044

PennyMac Mortgage Investment Trust	2,260	47,347

Physicians Realty Trust	1,520	25,232

Potlatch Corp.	1,231	45,436

PS Business Parks, Inc.	839	64,058

QTS Realty Trust, Inc.	1,000	36,270

RAIT Financial Trust	2,347	15,209

Ramco-Gershenson Properties Trust	2,244	39,225

Redwood Trust, Inc.#	3,089	53,100

Resource Capital Corp.	4,970	21,918

Retail Opportunity Investments Corp.	3,420	57,388

Rexford Industrial Realty, Inc.	1,380	20,507

RLJ Lodging Trust	5,080	150,724

Rouse Properties, Inc.	1,520	26,554

Ryman Hospitality Properties, Inc.	2,492	143,639

Sabra Health Care REIT, Inc.	3,293	98,395

Saul Centers, Inc.	748	37,639

Select Income REIT	1,070	24,813

Silver Bay Realty Trust Corp.	429	6,637

Sovran Self Storage, Inc.	2,207	192,759

STAG Industrial, Inc.	2,110	45,850

Starwood Waypoint Residential Trust	890	22,909

STORE Capital Corp.	870	18,270

Strategic Hotels & Resorts, Inc.*	14,520	169,884

Summit Hotel Properties, Inc.	2,880	37,930

Sun Communities, Inc.	2,971	184,380

Sunstone Hotel Investors, Inc.	8,299	129,298

Terreno Realty Corp.	620	13,194

UMH Properties, Inc.	410	4,129

Universal Health Realty Income Trust	1,067	52,987

Urstadt Biddle Properties, Inc.	1,625	33,719

Ventas, Inc.	214	14,745

Washington Real Estate Investment Trust	1,842	45,534

Western Asset Mortgage Capital Corp.#	75	1,096

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    51

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Winthrop Realty Trust	30	$494

WP GLIMCHER, Inc.	908	13,620

		$5,794,460

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.4%

Alexander & Baldwin, Inc.	1,450	58,696

Altisource Asset Management Corp.*	70	15,680

Altisource Portfolio Solutions SA#,*	1,070	25,948

AV Homes, Inc.*	512	8,079

Consolidated-Tomoka Land Co.	290	15,875

Forestar Group, Inc.*	2,258	33,328

FRP Holdings, Inc.*	250	8,680

Kennedy-Wilson Holdings, Inc.	3,230	80,039

St. Joe Co. (The)*	3,720	64,914

Tejon Ranch Co.*	508	12,548

		$323,787

THRIFTS & MORTGAGE FINANCE – 1.2%

Astoria Financial Corp.	4,080	53,734

BankFinancial Corp.	111	1,421

BBX Capital Corp.*	105	1,925

Beneficial Bancorp, Inc.*	1,528	17,725

BofI Holding, Inc.*	1,090	100,073

Brookline Bancorp, Inc.	1,808	19,472

Capitol Federal Financial, Inc.	1,370	16,440

Charter Financial Corp.	726	8,690

Clifton Bancorp, Inc.	1,067	14,565

Dime Community Bancshares, Inc.	1,703	27,112

Essent Group Ltd.*	1,700	42,415

EverBank Financial Corp.	1,620	30,083

Federal Agricultural Mortgage Corp. Class C	340	10,690

First Defiance Financial Corp.	550	19,250

First Financial Northwest, Inc.	500	5,950

Flagstar Bancorp, Inc.*	50	859

Fox Chase Bancorp, Inc.	980	16,297

HomeStreet, Inc.	280	5,790

Kearny Financial Corp.*	19	253

Ladder Capital Corp.*	100	1,754

LendingTree, Inc.*	490	26,965

Meridian Bancorp, Inc.*	538	6,913

Meta Financial Group, Inc.	10	409

MGIC Investment Corp.*	14,885	155,102

NASB Financial, Inc.*	630	16,695

Northfield Bancorp, Inc.	2,255	32,540

Northwest Bancshares, Inc.	2,928	36,044

OceanFirst Financial Corp.	758	12,719

Oritani Financial Corp.	1,250	18,625

PennyMac Financial Services, Inc.	870	16,426

Provident Financial Services, Inc.	1,655	29,790

Description	Number of Shares	Value

Radian Group, Inc.	8,316	$148,524

Territorial Bancorp, Inc.	730	16,863

TrustCo Bank Corp.	1,850	12,340

United Community Financial Corp.*	2,140	11,535

United Financial Bancorp, Inc.	2,981	38,008

Walker & Dunlop, Inc.*	510	9,761

Washington Federal, Inc.	2,020	43,632

Waterstone Financial, Inc.	600	7,644

WSFS Financial Corp.	448	31,884

		$1,066,917

TOTAL FINANCIALS		$16,659,936

HEALTH CARE – 17.7%

BIOTECHNOLOGY – 7.3%

ACADIA Pharmaceuticals, Inc.#,*	5,210	178,026

Acceleron Pharma, Inc.*	1,020	28,203

Achillion Pharmaceuticals, Inc.*	4,020	35,175

Acorda Therapeutics, Inc.*	3,113	93,608

Aegerion Pharmaceuticals, Inc.*	1,770	41,170

Agenus, Inc.*	1,390	9,188

Agios Pharmaceuticals, Inc.#,*	950	87,723

Akebia Therapeutics, Inc.*	920	7,056

Alder Biopharmaceuticals, Inc.*	710	18,105

AMAG Pharmaceuticals, Inc.#,*	1,390	70,848

Anacor Pharmaceuticals, Inc.*	1,690	89,046

Applied Genetic Technologies Corp./DE*	960	18,374

Arena Pharmaceuticals, Inc.#,*	13,610	59,340

ARIAD Pharmaceuticals, Inc.#,*	10,630	92,162

Array BioPharma, Inc.*	7,083	44,269

Arrowhead Research Corp.#,*	3,910	26,979

Asterias Biotherapeutics, Inc.#,*	294	3,340

Auspex Pharmaceuticals, Inc.*	650	65,578

Avalanche Biotechnologies, Inc.*	490	15,611

BioCryst Pharmaceuticals, Inc.#,*	4,160	38,646

BioTime, Inc.#,*	4,930	25,291

Bluebird Bio, Inc.*	1,440	191,794

Celldex Therapeutics, Inc.*	5,193	124,632

Cellular Dynamics International, Inc.*	3,320	54,846

Cepheid, Inc.*	4,757	266,868

ChemoCentryx, Inc.#,*	1,310	8,764

Chimerix, Inc.*	2,130	72,420

Clovis Oncology, Inc.#,*	1,530	122,951

Coherus Biosciences, Inc.*	610	13,280

CTI BioPharma Corp.*	3,920	6,978

Cytokinetics, Inc.*	2,700	16,983

Cytori Therapeutics, Inc.*	13,217	11,565

CytRx Corp.#,*	4,240	18,614

ANNUAL REPORT  /  April 30, 2015

52     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Dendreon Corp.*	13,300	$492

Dyax Corp.*	9,331	223,104

Dynavax Technologies Corp.#,*	841	16,917

Emergent Biosolutions, Inc.*	1,701	50,503

Enanta Pharmaceuticals, Inc.#,*	610	20,886

Epizyme, Inc.#,*	440	7,176

Esperion Therapeutics, Inc.#,*	550	52,321

Exact Sciences Corp.#,*	5,780	120,802

Exelixis, Inc.*	9,082	23,341

FibroGen, Inc.#,*	630	14,647

Five Prime Therapeutics, Inc.*	1,290	25,877

Foundation Medicine, Inc.#,*	520	23,665

Galectin Therapeutics, Inc.#,*	2,100	6,279

Galena Biopharma, Inc.*	10,700	14,445

Genomic Health, Inc.#,*	1,500	40,605

Geron Corp.#,*	7,057	25,546

Halozyme Therapeutics, Inc.#,*	6,651	98,900

Heron Therapeutics, Inc.*	1,900	20,520

Hyperion Therapeutics, Inc.*	600	27,576

Idera Pharmaceuticals, Inc.#,*	2,790	7,840

Immune Design Corp.#,*	10	224

ImmunoGen, Inc.*	7,178	59,362

Immunomedics, Inc.*	710	2,556

Infinity Pharmaceuticals, Inc.*	3,000	38,010

Inovio Pharmaceuticals, Inc.#,*	3,440	28,070

Insmed, Inc.*	2,680	53,707

Insys Therapeutics, Inc.#,*	735	38,639

Intrexon Corp.#,*	2,700	104,841

Ironwood Pharmaceuticals, Inc.*	8,220	112,285

Isis Pharmaceuticals, Inc.#,*	7,822	443,664

Karyopharm Therapeutics, Inc.#,*	730	19,827

Keryx Biopharmaceuticals, Inc.#,*	5,960	63,534

Kindred Biosciences, Inc.#,*	1,700	11,594

Kite Pharma, Inc.#,*	840	42,319

KYTHERA Biopharmaceuticals, Inc.*	1,330	58,108

Lexicon Pharmaceuticals, Inc.*	9,060	9,060

Ligand Pharmaceuticals, Inc.*	1,285	99,767

MacroGenics, Inc.*	1,660	47,493

MannKind Corp.#,*	15,607	66,954

Merrimack Pharmaceuticals, Inc.#,*	5,380	59,718

MiMedx Group, Inc.#,*	6,790	63,826

Mirati Therapeutics, Inc.#,*	360	10,004

Momenta Pharmaceuticals, Inc.*	4,360	76,082

NanoViricides, Inc.*	6,080	10,458

Navidea Biopharmaceuticals, Inc.*	5,340	7,209

NeoStem, Inc.#,*	2,480	7,142

Neuralstem, Inc.#,*	370	625

Neurocrine Biosciences, Inc.*	5,117	174,439

Description	Number of Shares	Value

NewLink Genetics Corp.*	1,620	$72,252

Northwest Biotherapeutics, Inc.#,*	3,010	23,659

Novavax, Inc.#,*	16,373	126,563

Ohr Pharmaceutical, Inc.*	50	141

OncoMed Pharmaceuticals, Inc.#,*	300	7,194

Oncothyreon, Inc.*	7,840	11,760

Ophthotech Corp.*	260	11,773

OPKO Health, Inc.#,*	14,100	194,016

Orexigen Therapeutics, Inc.#,*	7,015	46,089

Organovo Holdings, Inc.#,*	5,370	24,380

Osiris Therapeutics, Inc.#,*	184	2,791

Otonomy, Inc.*	70	1,837

OvaScience, Inc.#,*	880	21,776

PDL BioPharma, Inc.#	11,206	74,744

Peregrine Pharmaceuticals, Inc.*	4,640	6,078

Portola Pharmaceuticals, Inc.*	2,530	90,296

Progenics Pharmaceuticals, Inc.*	2,066	10,227

Prothena Corp. PLC*	1,260	40,837

PTC Therapeutics, Inc.*	1,650	96,938

Puma Biotechnology, Inc.#,*	1,570	283,511

Radius Health, Inc.*	420	15,053

Raptor Pharmaceutical Corp.#,*	4,080	41,290

Receptos, Inc.*	1,210	178,281

Regulus Therapeutics, Inc.#,*	1,310	16,441

Repligen Corp.*	2,580	76,136

Retrophin, Inc.*	1,400	30,156

Rigel Pharmaceuticals, Inc.*	821	3,497

Sage Therapeutics, Inc.#,*	170	9,010

Sangamo BioSciences, Inc.*	4,095	50,655

Sarepta Therapeutics, Inc.#,*	2,470	30,134

Spectrum Pharmaceuticals, Inc.#,*	2,800	15,820

Stemline Therapeutics, Inc.*	480	6,667

Sunesis Pharmaceuticals, Inc.*	4,130	9,664

Synageva BioPharma Corp.#,*	1,500	137,940

Synergy Pharmaceuticals, Inc.#,*	3,850	13,475

Synta Pharmaceuticals Corp.*	6,050	13,613

TESARO, Inc.#,*	1,670	90,965

TG Therapeutics, Inc.#,*	1,310	18,288

Threshold Pharmaceuticals, Inc.#,*	5,060	17,912

Trius Therapeutics CVR*,††	1,740	—

Ultragenyx Pharmaceutical, Inc.*	530	29,908

Vanda Pharmaceuticals, Inc.#,*	2,150	19,673

Verastem, Inc.*	1,300	10,790

Versartis, Inc.#,*	950	16,226

Xencor, Inc.*	310	4,408

XOMA Corp.*	6,390	19,170

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    53

    Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

ZIOPHARM Oncology, Inc.#,*	7,320	$64,489

		$6,574,915

HEALTH CARE EQUIPMENT & SUPPLIES – 4.1%

Abaxis, Inc.	1,731	110,784

ABIOMED, Inc.*	2,782	175,878

Accuray, Inc.#,*	5,402	43,918

Analogic Corp.	388	32,786

AngioDynamics, Inc.*	989	16,506

Anika Therapeutics, Inc.*	970	33,096

Antares Pharma, Inc.*	3,040	7,448

AtriCure, Inc.*	2,120	46,661

Atrion Corp.	70	22,739

Cantel Medical Corp.	2,549	114,170

Cardiovascular Systems, Inc.*	1,840	57,592

Cerus Corp.#,*	6,370	28,283

CONMED Corp.	1,023	51,385

CryoLife, Inc.	1,550	15,810

Cyberonics, Inc.*	1,850	112,683

Cynosure, Inc.*	1,405	46,955

Derma Sciences, Inc.*	490	3,871

DexCom, Inc.*	4,963	335,350

Endologix, Inc.*	4,220	65,663

Exactech, Inc.*	622	13,591

GenMark Diagnostics, Inc.#,*	3,020	28,992

Globus Medical, Inc.*	3,940	94,127

Greatbatch, Inc.*	1,101	59,366

Haemonetics Corp.*	2,320	94,030

HeartWare International, Inc.#,*	1,070	81,010

ICU Medical, Inc.*	500	42,185

Insulet Corp.*	3,431	102,415

Integra LifeSciences Holdings Corp.*	1,427	83,879

Invacare Corp.	1,684	33,798

K2M Group Holdings, Inc.*	960	20,170

LDR Holding Corp.*	1,060	35,881

Masimo Corp.	3,591	121,232

Meridian Bioscience, Inc.	164	2,906

Merit Medical Systems, Inc.*	2,280	44,255

Natus Medical, Inc.*	1,753	66,106

Neogen Corp.*	2,519	112,196

Nevro Corp.*	440	19,809

NuVasive, Inc.*	2,930	131,059

NxStage Medical, Inc.*	4,431	81,220

OraSure Technologies, Inc.*	3,017	19,007

Orthofix International NV*	641	20,711

Oxford Immunotec Global PLC*	1,180	15,659

PhotoMedex, Inc.#,*	670	1,380

Description	Number of Shares	Value

Quidel Corp.*	1,947	$45,365

Rockwell Medical, Inc.#,*	490	4,758

RTI Surgical, Inc.*	270	1,512

Spectranetics Corp. (The)#,*	3,148	80,746

STAAR Surgical Co.#,*	3,490	30,887

STERIS Corp.	3,940	262,010

SurModics, Inc.*	490	12,358

Symmetry Surgical, Inc.*	77	595

Tandem Diabetes Care, Inc.*	920	12,282

Thoratec Corp.*	2,540	101,879

Tornier NV*	1,100	28,457

Unilife Corp.*	9,460	31,691

Utah Medical Products, Inc.	300	16,173

Vascular Solutions, Inc.*	1,720	55,143

West Pharmaceutical Services, Inc.	4,660	248,285

Wright Medical Group, Inc.*	2,300	58,351

Zeltiq Aesthetics, Inc.#,*	2,010	61,707

		$3,698,761

HEALTH CARE PROVIDERS & SERVICES – 2.9%

Acadia Healthcare Co., Inc.#,*	2,920	200,020

Aceto Corp.	1,663	32,229

Addus HomeCare Corp.*	410	11,004

Air Methods Corp.*	2,543	116,215

Almost Family, Inc.	308	13,330

Amedisys, Inc.*	1,196	33,261

AMN Healthcare Services, Inc.*	2,068	47,171

Amsurg Corp.*	1,850	116,032

Bio-Reference Labs, Inc.*	1,688	55,907

BioScrip, Inc.#,*	3,240	15,228

BioTelemetry, Inc.*	1,740	13,937

Brookdale Senior Living, Inc.*	100	3,623

Capital Senior Living Corp.*	2,288	59,877

Chemed Corp.	1,305	150,401

CorVel Corp.*	520	18,585

Cross Country Healthcare, Inc.*	884	9,812

Ensign Group, Inc. (The)	1,619	68,176

ExamWorks Group, Inc.*	2,560	104,832

Five Star Quality Care, Inc.*	2,940	12,495

Genesis Healthcare, Inc.*	1,199	8,285

Hanger, Inc.*	913	20,396

HealthEquity, Inc.*	180	4,718

HealthSouth Corp.	5,544	250,700

Healthways, Inc.*	1,910	33,234

HMS Holdings Corp.*	5,997	102,009

IPC Healthcare, Inc.*	1,160	56,747

Kindred Healthcare, Inc.	3,108	71,329

ANNUAL REPORT  /  April 30, 2015

54     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Landauer, Inc.	366	$11,807

LHC Group, Inc.*	547	17,537

Magellan Health, Inc.*	1,215	76,909

Molina Healthcare, Inc.*	2,022	119,763

National Healthcare Corp.	320	20,256

National Research Corp.*	630	9,085

Owens & Minor, Inc.	1,406	47,410

PharMerica Corp.*	1,409	40,382

Providence Service Corp. (The)*	930	39,544

RadNet, Inc.*	1,220	10,224

Select Medical Holdings Corp.	4,160	60,528

Team Health Holdings, Inc.*	4,820	287,127

Triple-S Management Corp., Class B*	941	17,616

U.S. Physical Therapy, Inc.	1,082	51,027

Universal American Corp.	2,463	24,605

WellCare Health Plans, Inc.*	1,890	146,343

		$2,609,716

HEALTH CARE TECHNOLOGY – 0.5%

athenahealth, Inc.*	15	1,840

Castlight Health, Inc.#,*	1,760	13,253

Computer Programs & Systems, Inc.	473	24,752

HealthStream, Inc.*	1,630	47,172

MedAssets, Inc.*	2,339	47,341

Medidata Solutions, Inc.*	2,870	153,344

Merge Healthcare, Inc.*	5,470	27,186

Omnicell, Inc.*	2,918	103,677

Quality Systems, Inc.	2,496	38,925

Vocera Communications, Inc.*	370	4,214

		$461,704

LIFE SCIENCES TOOLS & SERVICES – 0.7%

Accelerate Diagnostics, Inc.#,*	1,162	26,494

Affymetrix, Inc.#,*	3,474	42,140

Albany Molecular Research, Inc.#,*	1,310	23,659

Cambrex Corp.*	2,354	90,605

Fluidigm Corp.*	2,270	85,034

INC Research Holdings, Inc.*	620	20,795

Luminex Corp.*	1,998	31,009

NanoString Technologies, Inc.*	390	4,657

Pacific Biosciences of California, Inc.*	2,490	12,848

PAREXEL International Corp.*	3,999	254,236

PRA Health Sciences, Inc.*	1,060	30,189

Sequenom, Inc.#,*	7,542	33,486

		$655,152

PHARMACEUTICALS – 2.2%

AcelRx Pharmaceuticals, Inc.#,*	1,790	7,142

Aerie Pharmaceuticals, Inc.*	650	6,266

Akorn, Inc.#,*	4,380	182,383

Description	Number of Shares	Value

Alimera Sciences, Inc.#,*	800	$3,488

Ampio Pharmaceuticals, Inc.#,*	3,390	8,170

ANI Pharmaceuticals, Inc.*	360	21,953

Aratana Therapeutics, Inc.*	1,820	23,496

BioDelivery Sciences International, Inc.#,*	1,560	12,574

Bio-Path Holdings, Inc.*	1,040	1,617

Catalent, Inc.*	3,270	94,078

Cempra, Inc.*	1,500	47,235

Chelsea Therapeutics International Ltd. - CVR††	9,820	786

ContraVir Pharmaceuticals, Inc.#,*	656	2,007

Corcept Therapeutics, Inc.#,*	850	4,904

Depomed, Inc.*	4,370	101,646

Endo International PLC*	218	18,326

Endocyte, Inc.#,*	3,580	20,764

Furiex Pharmaceuticals CVR††	710	6,937

Horizon Pharma PLC#	4,630	130,196

IGI Laboratories, Inc.#,*	810	4,115

Impax Laboratories, Inc.*	2,760	124,918

Intra-Cellular Therapies, Inc.#,*	1,500	30,675

Lannett Co., Inc.#,*	1,960	112,700

Medicines Co. (The)*	4,429	113,427

Nektar Therapeutics#,*	7,632	72,657

Omeros Corp.#,*	2,440	49,093

Pacira Pharmaceuticals, Inc.#,*	2,320	158,874

Pain Therapeutics, Inc.*	5,540	11,302

Pernix Therapeutics Holdings, Inc.*	1,760	11,229

Phibro Animal Health Corp.*	1,450	46,052

POZEN, Inc.*	1,045	8,172

Prestige Brands Holdings, Inc.*	3,887	152,565

Relypsa, Inc.*	1,390	40,213

Repros Therapeutics, Inc.#,*	1,950	14,996

Revance Therapeutics, Inc.*	750	14,756

Sagent Pharmaceuticals, Inc.*	1,210	28,205

SciClone Pharmaceuticals, Inc.*	2,900	23,693

Sucampo Pharmaceuticals, Inc.#,*	852	15,132

Supernus Pharmaceuticals, Inc.*	2,810	35,968

Tetraphase Pharmaceuticals, Inc.*	1,770	62,446

TherapeuticsMD, Inc.*	8,350	54,108

Theravance, Inc.#,*	5,400	87,750

VIVUS, Inc.#,*	6,370	14,205

XenoPort, Inc.*	2,584	15,323

Zogenix, Inc.*	10,000	13,900

ZS Pharma, Inc.#,*	620	23,603

		$2,034,045

TOTAL HEALTH CARE		$16,034,293

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    55

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

INDUSTRIALS – 13.8%

AEROSPACE & DEFENSE – 1.7%

AAR Corp.	1,876	$56,730

Aerojet Rocketdyne Holdings, Inc.*	3,629	71,346

Aerovironment, Inc.*	824	21,094

American Science & Engineering, Inc.	224	8,382

Astronics Corp.*	1,020	68,656

Astronics Corp.*	272	18,727

Cubic Corp.	698	34,607

Curtiss-Wright Corp.	2,346	171,399

DigitalGlobe, Inc.*	2,547	81,937

Ducommun, Inc.*	760	23,104

Engility Holdings, Inc.	670	18,673

Erickson, Inc.#,*	1,710	6,070

Esterline Technologies Corp.*	1,277	142,117

HEICO Corp.	4,426	247,148

KEYW Holding Corp. (The)#,*	1,320	12,738

Kratos Defense & Security Solutions, Inc.*	3,161	17,291

LMI Aerospace, Inc.*	657	7,418

Moog, Inc.*	1,676	117,119

National Presto Industries, Inc.#	312	19,525

Orbital ATK, Inc.	1,230	89,987

Sparton Corp.*	940	24,224

TASER International, Inc.#,*	3,771	113,846

Teledyne Technologies, Inc.*	1,604	168,372

		$1,540,510

AIR FREIGHT & LOGISTICS – 0.6%

Air Transport Services Group, Inc.*	2,530	23,580

Atlas Air Worldwide Holdings, Inc.*	724	35,288

Echo Global Logistics, Inc.*	1,770	51,153

Forward Air Corp.	2,201	110,864

Hub Group, Inc.*	2,242	89,456

Park-Ohio Holdings Corp.	640	29,651

UTi Worldwide, Inc.#	4,550	41,087

XPO Logistics, Inc.#,*	2,402	116,497

		$497,576

AIRLINES – 0.5%

Allegiant Travel Co.	954	146,687

Hawaiian Holdings, Inc.#,*	2,443	56,384

JetBlue Airways Corp.#,*	10,734	220,369

Republic Airways Holdings, Inc.*	1,801	22,044

SkyWest, Inc.	2,173	29,661

Spirit Airlines, Inc.*	24	1,643

		$476,788

BUILDING PRODUCTS – 0.9%

AAON, Inc.	3,340	80,060

Description	Number of Shares	Value

Advanced Drainage Systems, Inc.*	1,160	$32,480

American Woodmark Corp.*	1,055	53,488

Apogee Enterprises, Inc.	1,840	96,821

Builders FirstSource, Inc.*	1,700	21,692

Continental Building Products, Inc.*	1,520	33,455

Gibraltar Industries, Inc.*	600	9,936

Griffon Corp.	2,229	37,469

Insteel Industries, Inc.	1,360	27,554

Masonite International Corp.*	1,140	75,468

NCI Building Systems, Inc.*	1,862	28,824

Nortek, Inc.*	470	39,771

Patrick Industries, Inc.*	630	37,838

PGT, Inc.*	1,610	18,225

Ply Gem Holdings, Inc.*	800	10,864

Quanex Building Products Corp.	963	18,586

Simpson Manufacturing Co., Inc.	1,421	46,580

Trex Co., Inc.*	2,548	119,552

Universal Forest Products, Inc.	726	40,162

USG Corp.*	145	3,848

		$832,673

COMMERCIAL SERVICES & SUPPLIES – 2.1%

ABM Industries, Inc.	2,329	74,644

ACCO Brands Corp.*	2,770	21,800

ARC Document Solutions, Inc.*	1,558	13,305

Brink’s Co. (The)	2,470	65,381

Capstone Turbine Corp.*	25,640	16,107

Casella Waste Systems, Inc.*	1,130	6,192

CECO Environmental Corp.#	1,051	12,391

Cenveo, Inc.#,*	593	1,174

Civeo Corp.	2,740	12,796

Deluxe Corp.	2,825	182,919

Encore Capital Group, Inc.*	1,135	45,899

EnerNOC, Inc.*	1,694	18,719

Ennis, Inc.	1,079	16,595

G&K Services, Inc.	944	66,646

Healthcare Services Group, Inc.	5,035	152,409

Heritage-Crystal Clean, Inc.*	550	6,446

Herman Miller, Inc.	3,935	107,858

HNI Corp.	3,083	143,791

InnerWorkings, Inc.*	460	2,912

Interface, Inc.	2,825	61,387

Kimball International, Inc.	2,450	24,794

Knoll, Inc.	3,872	88,165

McGrath RentCorp	750	24,833

Mobile Mini, Inc.	2,078	80,086

MSA Safety, Inc.	1,713	78,353

ANNUAL REPORT  /  April 30, 2015

56     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Multi-Color Corp.	701	$44,009

NL Industries, Inc.	42	310

Performant Financial Corp.#,*	3,580	10,633

Quad/Graphics, Inc.	1,270	27,356

SP Plus Corp.*	908	20,666

Steelcase, Inc.	5,000	87,850

Team, Inc.*	1,324	51,742

Tetra Tech, Inc.*	2,044	55,413

UniFirst Corp.	668	75,638

United Stationers, Inc.	1,448	58,803

US Ecology, Inc.	1,664	78,058

Viad Corp.	1,055	28,031

West Corp.	530	16,404

		$1,880,515

CONSTRUCTION & ENGINEERING – 0.6%

Aegion Corp.*	1,253	23,080

Ameresco, Inc.*	770	5,174

Argan, Inc.	810	26,171

Comfort Systems USA, Inc.	2,191	45,332

Dycom Industries, Inc.*	2,447	112,513

EMCOR Group, Inc.	2,222	99,168

Furmanite Corp.*	2,481	18,111

Granite Construction, Inc.	1,530	53,106

Great Lakes Dredge & Dock Corp.	1,636	9,489

Layne Christensen Co.#,*	520	3,494

MasTec, Inc.*	3,324	59,633

MYR Group, Inc.*	920	26,974

Northwest Pipe Co.*	501	12,144

Orion Marine Group, Inc.*	1,648	13,876

Primoris Services Corp.	2,420	46,537

Sterling Construction Co., Inc.*	1,705	7,485

Tutor Perini Corp.#,*	1,061	22,493

		$584,780

ELECTRICAL EQUIPMENT – 1.2%

Acuity Brands, Inc.	5	835

AZZ, Inc.	1,714	79,512

Brady Corp. Class A	2,309	61,489

Encore Wire Corp.	1,217	54,777

EnerSys, Inc.	2,017	136,954

Enphase Energy, Inc.#,*	1,540	19,358

Franklin Electric Co., Inc.	3,192	115,423

FuelCell Energy, Inc.#,*	11,154	13,719

Generac Holdings, Inc.#	4,690	195,526

General Cable Corp.	2,030	33,109

Global Power Equipment Group, Inc.	1,070	13,000

GrafTech International Ltd.*	2,340	11,326

II-VI, Inc.*	954	16,972

Description	Number of Shares	Value

LSI Industries, Inc.	1,963	$17,588

Plug Power, Inc.#,*	3,040	7,722

Polypore International, Inc.*	2,970	173,923

Powell Industries, Inc.	369	12,247

Power Solutions International, Inc.#,*	310	19,778

PowerSecure International, Inc.*	220	2,884

Preformed Line Products Co.	194	8,138

Revolution Lighting Technologies, Inc.*	2,690	3,147

Thermon Group Holdings, Inc.*	1,850	43,050

Vicor Corp.*	689	10,507

		$1,050,984

INDUSTRIAL CONGLOMERATES – 0.0%

Raven Industries, Inc.	882	17,587

MACHINERY – 3.2%

Accuride Corp.*	1,400	5,712

Actuant Corp.	2,500	59,550

Alamo Group, Inc.	219	13,530

Albany International Corp.	1,190	46,648

Altra Holdings, Inc.	1,263	33,305

American Railcar Industries, Inc.#	589	31,241

Ampco-Pittsburgh Corp.	556	8,890

Astec Industries, Inc.	761	32,023

Barnes Group, Inc.	2,065	82,806

Blount International, Inc.*	4,080	54,101

Briggs & Stratton Corp.	1,338	26,158

Chart Industries, Inc.*	2,279	92,413

CIRCOR International, Inc.	1,098	59,995

CLARCOR, Inc.	3,488	226,720

Columbus McKinnon Corp.*	1,145	29,037

Commercial Vehicle Group, Inc.*	1,480	8,525

Douglas Dynamics, Inc.	1,430	31,102

Dynamic Materials Corp.	675	9,038

Energy Recovery, Inc.*	2,459	7,303

EnPro Industries, Inc.*	1,297	83,021

ESCO Technologies, Inc.	702	25,763

ExOne Co.#,*	520	7,129

Federal Signal Corp.*	2,689	42,271

FreightCar America, Inc.	753	19,646

Global Brass & Copper Holdings, Inc.	910	13,868

Gorman-Rupp Co. (The)	927	25,131

Graham Corp.	585	13,689

Greenbrier Cos., Inc. (The)#,*	1,570	90,573

Harsco Corp.	5,550	89,244

Hurco Cos., Inc.	510	16,504

Hyster-Yale Materials Handling, Inc.	546	40,044

Hyster-Yale Materials Handling, Inc.	216	15,841

John Bean Technologies Corp.	2,340	90,301

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    57

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Kadant, Inc.	554	$28,232

LB Foster Co.	496	21,194

Lindsay Corp.#	838	66,361

Lydall, Inc.*	580	15,567

Manitex International, Inc.#,*	1,410	13,973

Meritor, Inc.*	5,310	69,667

Middleby Corp. (The)*	32	3,243

Miller Industries, Inc.	460	10,295

Mueller Industries, Inc.	3,572	125,163

Mueller Water Products, Inc.	11,550	108,108

NN, Inc.	1,450	36,482

Omega Flex, Inc.	150	4,469

Proto Labs, Inc.*	1,280	89,600

RBC Bearings, Inc.*	1,417	103,427

Rexnord Corp.*	4,240	112,318

Standex International Corp.	668	54,021

Sun Hydraulics Corp.	1,457	56,692

Tennant Co.	1,451	93,285

Titan International, Inc.#	1,025	10,650

TriMas Corp.*	2,690	75,777

Twin Disc, Inc.	493	8,869

Wabash National Corp.*	3,800	53,276

Watts Water Technologies, Inc.	1,154	62,951

Woodward, Inc.	4,071	191,541

Xerium Technologies, Inc.*	910	16,180

		$2,862,463

MARINE – 0.1%

International Shipholding Corp.	755	8,290

Matson, Inc.	2,260	91,530

Navios Maritime Holdings, Inc.#	4,400	16,676

Scorpio Bulkers, Inc.#,*	4,470	10,773

		$127,269

PROFESSIONAL SERVICES – 1.5%

Acacia Research Corp.	1,690	18,624

Advisory Board Co.*	2,046	106,167

Barrett Business Services, Inc.	220	9,783

CBIZ, Inc.*	2,407	21,759

CDI Corp.	453	6,179

Corporate Executive Board Co. (The)	2,260	189,456

CRA International, Inc.*	17	496

Exponent, Inc.	927	82,141

Franklin Covey Co.*	350	6,524

FTI Consulting, Inc.*	1,820	74,820

GP Strategies Corp.*	1,130	36,827

Heidrick & Struggles International, Inc.	1,080	25,985

Huron Consulting Group, Inc.*	1,042	63,166

Description	Number of Shares	Value

ICF International, Inc.*	927	$35,689

Insperity, Inc.	1,081	52,061

Kelly Services, Inc.	917	15,057

Kforce, Inc.	2,073	47,140

Korn/Ferry International*	2,124	66,970

Mistras Group, Inc.*	630	11,315

Navigant Consulting, Inc.*	1,852	26,780

On Assignment, Inc.*	3,755	126,356

Pendrell Corp.*	1,650	1,799

Resources Connection, Inc.	1,395	21,985

RPX Corp.*	2,140	33,298

TriNet Group, Inc.*	1,090	38,172

TrueBlue, Inc.*	2,091	60,179

VSE Corp.	336	23,903

WageWorks, Inc.*	2,430	122,472

		$1,325,103

ROAD & RAIL – 0.6%

ArcBest Corp.	1,376	49,123

Celadon Group, Inc.	678	17,520

Heartland Express, Inc.	4,078	85,312

Knight Transportation, Inc.	3,907	112,912

Marten Transport Ltd.	1,078	23,996

Patriot Transportation Holdings, Inc.*	83	2,142

Quality Distribution, Inc.*	1,090	10,813

Roadrunner Transportation Systems, Inc.*	850	20,800

Saia, Inc.*	1,433	58,395

Swift Transportation Co.*	5,460	132,132

Universal Truckload Services, Inc.	380	8,071

Werner Enterprises, Inc.	1,421	38,182

YRC Worldwide, Inc.*	1,040	16,224

		$575,622

TRADING COMPANIES & DISTRIBUTORS – 0.7%

Aircastle Ltd.	3,355	80,453

Applied Industrial Technologies, Inc.	1,170	48,871

CAI International, Inc.*	50	1,191

DXP Enterprises, Inc.*	830	37,391

H&E Equipment Services, Inc.	1,605	39,676

Houston Wire & Cable Co.	1,199	11,319

Kaman Corp.	1,632	68,071

Rush Enterprises, Inc.*	1,720	44,961

Stock Building Supply Holdings, Inc.*	1,260	23,146

TAL International Group, Inc.	1,799	69,333

Textainer Group Holdings Ltd.#	804	24,361

Titan Machinery, Inc.#,*	140	2,051

Watsco, Inc.	1,843	221,694

		$672,518

ANNUAL REPORT  /  April 30, 2015

58     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

TRANSPORTATION INFRASTRUCTURE – 0.1%

Golden Ocean Group Ltd.#,*	2,663	$13,262

Wesco Aircraft Holdings, Inc.*	2,010	31,517

		$44,779

TOTAL INDUSTRIALS		$12,489,167

INFORMATION TECHNOLOGY – 20.9%

COMMUNICATIONS EQUIPMENT – 1.8%

ADTRAN, Inc.	3,411	56,657

Alliance Fiber Optic Products, Inc.	850	15,606

Applied Optoelectronics, Inc.#,*	270	3,856

Aruba Networks, Inc.*	6,725	165,502

Bel Fuse, Inc.	447	9,177

Black Box Corp.	328	6,527

CalAmp Corp.*	2,450	48,289

Calix, Inc.*	2,114	15,622

Ciena Corp.*	5,530	117,789

Clearfield, Inc.#,*	1,450	19,647

Comtech Telecommunications Corp.	99	2,861

Digi International, Inc.*	812	8,201

Emulex Corp.*	3,130	25,103

Extreme Networks, Inc.*	4,716	11,884

Finisar Corp.#,*	6,210	126,249

Harmonic, Inc.*	4,982	34,924

Infinera Corp.*	8,026	150,889

InterDigital, Inc.	2,738	149,823

Ixia*	1,885	22,582

KVH Industries, Inc.*	690	9,308

NETGEAR, Inc.*	1,137	34,417

Numerex Corp.*	770	8,462

Oclaro, Inc.*	540	1,037

ParkerVision, Inc.#,*	11,130	7,568

Plantronics, Inc.	2,736	145,747

Polycom, Inc.*	6,380	83,259

Procera Networks, Inc.*	1,760	20,258

Ruckus Wireless, Inc.*	3,930	45,902

ShoreTel, Inc.*	5,550	38,628

Sonus Networks, Inc.*	3,336	26,421

Tessco Technologies, Inc.	450	11,372

Ubiquiti Networks, Inc.#	2,120	60,568

ViaSat, Inc.*	2,492	149,819

		$1,633,954

COMPUTERS & PERIPHERALS – 0.5%

Cray, Inc.*	2,250	63,202

Dot Hill Systems Corp.*	1,130	7,096

Eastman Kodak Co.*	1,050	20,338

Description	Number of Shares	Value

Electronics For Imaging, Inc.*	3,468	$144,720

Immersion Corp.*	2,027	21,952

Nimble Storage, Inc.#,*	1,160	28,374

QLogic Corp.*	3,860	56,742

Quantum Corp.*	11,560	23,236

Silicon Graphics International Corp.#,*	2,450	19,870

Super Micro Computer, Inc.*	1,388	39,933

Violin Memory, Inc.#,*	5,790	19,744

		$445,207

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.8%

Agilysys, Inc.*	1,000	9,410

Anixter International, Inc.*	1,395	98,487

Badger Meter, Inc.	1,218	75,784

Belden, Inc.	2,924	245,470

Benchmark Electronics, Inc.*	2,470	58,119

Checkpoint Systems, Inc.*	1,693	17,539

Cognex Corp.	6,130	275,176

Coherent, Inc.	834	50,040

Control4 Corp.#,*	1,750	20,510

CTS Corp.	1,878	33,691

CUI Global, Inc.*	90	496

Daktronics, Inc.	3,008	32,276

DTS, Inc.*	1,017	36,459

Electro Rent Corp.	824	8,932

Electro Scientific Industries, Inc.	1,343	7,655

Fabrinet*	910	16,480

FARO Technologies, Inc.*	1,313	52,297

FEI Co.	2,772	209,175

GSI Group, Inc.*	700	9,296

Insight Enterprises, Inc.*	1,680	48,082

InvenSense, Inc.#,*	3,660	54,607

Itron, Inc.*	1,480	53,073

Kemet Corp.*	3,580	15,466

Kimball Electronics, Inc.*	307	3,927

Littelfuse, Inc.	1,565	153,354

Maxwell Technologies, Inc.#,*	1,148	6,429

Mercury Systems, Inc.*	1,695	23,408

Mesa Laboratories, Inc.	210	17,827

Methode Electronics, Inc.	2,907	123,431

MTS Systems Corp.	1,230	86,813

Multi-Fineline Electronix, Inc.*	653	15,267

Newport Corp.*	1,892	36,080

OSI Systems, Inc.*	869	58,405

Park Electrochemical Corp.	1,152	25,021

PC Connection, Inc.	319	7,749

Plexus Corp.*	1,798	77,404

RealD, Inc.#,*	2,690	33,033

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    59

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Rofin-Sinar Technologies, Inc.*	843	$19,945

Rogers Corp.*	992	72,128

Sanmina Corp.*	2,900	58,957

ScanSource, Inc.*	1,381	55,033

Speed Commerce, Inc.*	5,240	1,581

SYNNEX Corp.*	1,342	102,663

TTM Technologies, Inc.*	2,379	22,244

Universal Display Corp.*	2,067	91,093

Viasystems Group, Inc.*	20	356

Vishay Precision Group, Inc.*	480	6,850

		$2,527,518

INTERNET SOFTWARE & SERVICES – 3.0%

Actua Corp.*	1,924	27,840

Angie’s List, Inc.#,*	3,720	21,836

Bankrate, Inc.*	2,720	33,728

Bazaarvoice, Inc.*	930	5,003

Benefitfocus, Inc.#,*	590	20,384

Blucora, Inc.*	1,334	18,236

Brightcove, Inc.*	920	6,366

Carbonite, Inc.*	1,390	14,234

Care.com, Inc.#,*	2,060	13,225

ChannelAdvisor Corp.*	2,070	21,176

Cimpress NV#	2,390	200,617

comScore, Inc.*	2,355	123,308

Constant Contact, Inc.*	2,413	84,093

Cornerstone OnDemand, Inc.*	2,650	75,869

CoStar Group, Inc.*	23	4,702

Coupons.com, Inc.#,*	1,190	14,911

Cvent, Inc.*	580	15,590

DealerTrack Holdings, Inc.*	3,148	123,748

Demand Media, Inc.*	296	1,897

Demandware, Inc.*	2,110	129,976

DHI Group, Inc.*	2,050	15,580

EarthLink Holdings Corp.	4,880	23,082

Endurance International Group Holdings, Inc.#,*	1,940	35,580

Envestnet, Inc.*	1,990	102,007

Everyday Health, Inc.*	1,490	18,267

Gogo, Inc.#,*	3,860	81,600

GrubHub, Inc.*	340	13,998

GTT Communications, Inc.*	1,050	19,173

Internap Corp.*	905	8,507

Intralinks Holdings, Inc.*	1,670	16,366

j2 Global, Inc.	3,205	222,331

Limelight Networks, Inc.*	4,342	16,065

Liquidity Services, Inc.*	580	5,429

LivePerson, Inc.*	4,440	41,736

LogMeIn, Inc.*	1,840	118,091

Description	Number of Shares	Value

Marchex, Inc.	4,225	$17,956

Marin Software, Inc.*	2,570	15,523

Marketo, Inc.*	1,620	46,089

Millennial Media, Inc.#,*	9,330	14,462

Monster Worldwide, Inc.*	6,150	36,224

NIC, Inc.	3,983	67,711

Perficient, Inc.*	2,246	46,335

Q2 Holdings, Inc.*	770	15,670

QuinStreet, Inc.*	1,450	7,874

RealNetworks, Inc.*	719	4,724

Reis, Inc.*	460	10,456

RetailMeNot, Inc.#,*	2,880	52,934

Rightside Group Ltd.*	296	2,409

Rocket Fuel, Inc.#,*	2,170	17,382

SciQuest, Inc.*	2,210	33,968

Shutterstock, Inc.#,*	960	64,790

SPS Commerce, Inc.*	1,070	69,828

Stamps.com, Inc.*	770	47,655

TechTarget, Inc.*	855	9,251

Textura Corp.*	1,770	46,321

Travelzoo, Inc.*	900	11,826

Tremor Video, Inc.*	2,240	5,600

Unwired Planet, Inc.*	6,333	3,738

Web.com Group, Inc.*	2,890	53,089

WebMD Health Corp.#,*	2,590	114,349

Wix.Com Ltd.*	890	17,328

XO Group, Inc.*	2,034	33,073

Xoom Corp.*	3,010	53,187

Yelp, Inc.*	221	8,705

Zillow Group, Inc., Class A#,*	1,118	109,162

		$2,732,170

IT SERVICES – 2.9%

Acxiom Corp.*	1,841	32,144

Alliance Data Systems Corp.*	25	7,433

Blackhawk Network Holdings, Inc.*	2,640	97,073

CACI International, Inc.*	973	85,858

Cardtronics, Inc.*	2,760	104,135

Cass Information Systems, Inc.	1,018	53,211

Ciber, Inc.*	3,842	13,562

Computer Task Group, Inc.	1,430	11,769

Convergys Corp.#	3,700	83,916

CSG Systems International, Inc.	2,020	58,822

Datalink Corp.*	1,130	13,063

EPAM Systems, Inc.*	2,080	134,597

Euronet Worldwide, Inc.*	3,646	213,218

EVERTEC, Inc.	3,650	75,664

ExlService Holdings, Inc.*	845	29,093

ANNUAL REPORT  /  April 30, 2015

60     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Forrester Research, Inc.	535	$18,613

Global Cash Access Holdings, Inc.*	2,961	21,911

Hackett Group, Inc. (The)	1,523	14,621

Heartland Payment Systems, Inc.	2,659	135,343

Higher One Holdings, Inc.*	3,830	10,762

iGATE Corp.*	2,768	131,646

Information Services Group, Inc.*	50	196

Lionbridge Technologies, Inc.*	5,840	32,412

Luxoft Holding, Inc.*	810	41,982

ManTech International Corp.	891	26,044

MAXIMUS, Inc.	4,738	303,279

ModusLink Global Solutions, Inc.*	1,459	5,107

MoneyGram International, Inc.*	1,507	11,679

NeuStar, Inc.#,*	3,900	117,000

PRGX Global, Inc.*	1,750	7,420

Science Applications International Corp.	2,550	127,755

Sykes Enterprises, Inc.*	1,812	45,354

Syntel, Inc.	2,100	94,542

TeleTech Holdings, Inc.*	1,218	31,595

Unisys Corp.*	3,241	70,557

Virtusa Corp.*	1,909	75,978

WEX, Inc.*	2,716	306,120

		$2,643,474

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.3%

Advanced Energy Industries, Inc.*	3,262	79,789

Alpha & Omega Semiconductor Ltd.*	1,770	14,496

Ambarella, Inc.*	1,960	143,374

Amkor Technology, Inc.*	6,054	42,560

Applied Micro Circuits Corp.*	1,414	7,593

Audience, Inc.#,*	1,230	5,855

Axcelis Technologies, Inc.*	6,110	15,397

Brooks Automation, Inc.	2,644	28,449

Cabot Microelectronics Corp.*	1,811	85,660

Cavium, Inc.*	3,544	229,616

CEVA, Inc.*	22	455

Cirrus Logic, Inc.*	3,000	101,340

Cohu, Inc.	113	1,183

Cypress Semiconductor Corp.	20,898	278,361

Diodes, Inc.*	2,345	62,658

DSP Group, Inc.*	1,625	18,492

Entegris, Inc.*	5,980	79,594

Entropic Communications, Inc.*	6,160	18,603

Exar Corp.*	1,180	11,647

Fairchild Semiconductor International, Inc.*	4,220	76,656

FormFactor, Inc.*	31	247

GT Advanced Technologies, Inc.*	4,014	1,160

Inphi Corp.#,*	1,790	38,395

Description	Number of Shares	Value

Integrated Device Technology, Inc.*	8,290	$150,795

Integrated Silicon Solution, Inc.*	1,200	22,260

Intersil Corp.	5,280	70,488

IXYS Corp.	1,532	17,327

Kopin Corp.*	3,008	9,987

Lattice Semiconductor Corp.*	8,050	47,736

M/A-COM Technology Solutions Holdings, Inc.*	1,040	31,689

MaxLinear, Inc.*	1,840	15,695

Micrel, Inc.	3,416	46,458

Microsemi Corp.*	5,912	197,224

MKS Instruments, Inc.	2,189	76,199

Monolithic Power Systems, Inc.	2,667	138,231

Nanometrics, Inc.*	910	14,069

NVE Corp.*	299	20,290

OmniVision Technologies, Inc.*	2,261	63,071

PDF Solutions, Inc.*	810	14,637

Pericom Semiconductor Corp.*	513	6,423

Photronics, Inc.*	2,660	23,328

PMC - Sierra, Inc.*	9,060	76,376

Power Integrations, Inc.	1,904	94,229

Qorvo, Inc.*	10,031	661,143

QuickLogic Corp.*	5,730	10,085

Rambus, Inc.*	7,550	104,492

Rubicon Technology, Inc.#,*	3,692	14,177

Rudolph Technologies, Inc.*	627	8,044

Semtech Corp.*	4,140	96,421

Silicon Laboratories, Inc.*	2,120	109,540

Synaptics, Inc.*	2,533	214,596

Tessera Technologies, Inc.	3,246	117,213

Ultra Clean Holdings, Inc.*	470	2,825

Veeco Instruments, Inc.*	1,700	50,167

Xcerra Corp.*	1,613	15,856

		$3,882,651

SOFTWARE – 5.6%

A10 Networks, Inc.#,*	2,120	9,646

ACI Worldwide, Inc.*	7,052	162,408

Advent Software, Inc.	3,474	150,806

American Software, Inc.	764	7,418

Aspen Technology, Inc.*	6,060	269,003

AVG Technologies NV*	1,740	41,621

Barracuda Networks, Inc.#,*	170	6,890

Blackbaud, Inc.	3,382	170,892

Bottomline Technologies, Inc.*	2,857	76,453

BroadSoft, Inc.*	1,050	33,222

Callidus Software, Inc.*	3,610	44,583

CommVault Systems, Inc.*	3,171	145,073

Comverse, Inc.*	1,493	36,578

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    61

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Covisint Corp.*	1,412	$2,768

Cyan, Inc.*	7,240	27,005

Digimarc Corp.#	460	10,764

Ebix, Inc.#	1,298	35,422

Ellie Mae, Inc.*	1,910	105,050

EPIQ Systems, Inc.	481	8,615

ePlus, Inc.	210	17,422

Fair Isaac Corp.	2,144	189,658

Fleetmatics Group PLC*	2,460	112,127

Gigamon, Inc.*	830	24,427

Glu Mobile, Inc.#,*	7,070	47,793

Guidance Software, Inc.*	680	3,971

Guidewire Software, Inc.*	4,780	238,761

Imperva, Inc.*	1,700	77,554

Infoblox, Inc.*	4,120	97,067

Interactive Intelligence Group, Inc.*	293	12,886

Jive Software, Inc.*	2,140	11,513

Kofax Ltd.*	90	993

Manhattan Associates, Inc.*	5,320	279,619

Mentor Graphics Corp.	3,728	89,211

MicroStrategy, Inc.*	699	127,302

Model N, Inc.*	1,550	18,213

Monotype Imaging Holdings, Inc.	2,068	67,024

NetScout Systems, Inc.#,*	2,751	113,066

Pegasystems, Inc.	2,688	57,900

Progress Software Corp.*	1,814	47,890

Proofpoint, Inc.#,*	2,630	141,967

PROS Holdings, Inc.*	1,966	43,704

QAD, Inc.	607	14,799

QLIK Technologies, Inc.*	5,670	197,259

Qualys, Inc.*	1,530	75,766

Rally Software Development Corp.*	630	9,110

RealPage, Inc.*	2,970	58,925

Rosetta Stone, Inc.*	750	6,270

Sapiens International Corp.*	120	1,048

Seachange International, Inc.*	1,480	9,931

Silver Spring Networks, Inc.#,*	4,340	42,185

SS&C Technologies Holdings, Inc.*	4,450	267,757

Synchronoss Technologies, Inc.*	2,509	115,113

Take-Two Interactive Software, Inc.*	3,551	84,159

Tangoe, Inc.*	2,170	29,686

TeleCommunication Systems, Inc.*	550	1,716

Telenav, Inc.*	770	6,437

TiVo, Inc.*	3,980	43,979

Tyler Technologies, Inc.*	2,329	284,022

Ultimate Software Group, Inc.*	1,787	297,035

VASCO Data Security International, Inc.#,*	2,255	57,322

Verint Systems, Inc.*	4,087	251,064

Description	Number of Shares	Value

VirnetX Holding Corp.#,*	1,970	$12,726

Vringo, Inc.#,*	5,130	3,181

Zendesk, Inc.#,*	1,370	31,592

Zix Corp.*	1,790	7,625

		$5,072,992

TOTAL INFORMATION TECHNOLOGY		$18,937,966

MATERIALS – 4.5%

CHEMICALS – 2.1%

A Schulman, Inc.	1,558	66,137

Advanced Emissions Solutions, Inc.#,*	530	7,637

American Vanguard Corp.	794	8,663

Axiall Corp.	2,350	95,880

Balchem Corp.	2,250	117,945

Calgon Carbon Corp.*	3,191	70,808

Chase Corp.	550	19,695

Chemtura Corp.*	5,350	161,195

Ferro Corp.*	4,722	63,700

Flotek Industries, Inc.*	3,070	43,870

FutureFuel Corp.	620	6,739

H.B. Fuller Co.	3,589	149,913

Hawkins, Inc.	200	7,890

Innophos Holdings, Inc.	915	48,349

Innospec, Inc.	940	41,078

Intrepid Potash, Inc.	2,220	27,817

KMG Chemicals, Inc.	770	22,546

Koppers Holdings, Inc.	664	14,927

Kraton Performance Polymers, Inc.*	870	19,610

Kronos Worldwide, Inc.	1,300	17,485

LSB Industries, Inc.*	621	26,337

Marrone Bio Innovations, Inc.#,*	1,060	3,540

Minerals Technologies, Inc.	1,730	117,173

Olin Corp.	2,345	69,248

OM Group, Inc.	1,506	45,240

OMNOVA Solutions, Inc.*	4,500	35,955

PolyOne Corp.	6,602	257,808

Quaker Chemical Corp.	812	67,575

Rentech, Inc.	9,960	11,952

Senomyx, Inc.#,*	120	695

Sensient Technologies Corp.	1,912	124,968

Stepan Co.	578	29,438

Trecora Resources*	1,360	16,320

Tredegar Corp.	1,680	34,390

Tronox Ltd.	2,190	45,881

Zep, Inc.	714	14,194

		$1,912,598

ANNUAL REPORT  /  April 30, 2015

62     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

CONSTRUCTION MATERIALS – 0.2%

Headwaters, Inc.*	4,765	$83,769

United States Lime & Minerals, Inc.	246	16,236

US Concrete, Inc.*	1,020	37,026

		$137,031

CONTAINERS & PACKAGING – 0.5%

AEP Industries, Inc.*	77	3,858

Berry Plastics Group, Inc.*	3,850	131,747

Graphic Packaging Holding Co.*	22,600	318,660

Myers Industries, Inc.	1,732	28,006

UFP Technologies, Inc.*	580	11,768

		$494,039

METALS & MINING – 0.9%

AK Steel Holding Corp.#,*	8,300	42,164

Allied Nevada Gold Corp.*	9,340	1,400

AM Castle & Co.#,*	2,460	9,643

Century Aluminum Co.*	2,140	27,585

Coeur Mining, Inc.*	5,440	28,397

Commercial Metals Co.	4,090	67,894

Globe Specialty Metals, Inc.	3,740	74,501

Gold Reserve, Inc.#,*	2,870	11,078

Gold Resource Corp.	4,370	14,727

Handy & Harman Ltd.*	200	7,086

Haynes International, Inc.	574	25,526

Hecla Mining Co.	11,978	36,174

Horsehead Holding Corp.#,*	2,628	39,289

Kaiser Aluminum Corp.	561	45,088

Materion Corp.	1,162	46,468

Molycorp, Inc.#,*	15,320	14,137

Noranda Aluminum Holding Corp.	870	2,906

Olympic Steel, Inc.	625	6,844

RTI International Metals, Inc.#,*	1,582	59,562

Schnitzer Steel Industries, Inc.	1,420	24,736

Stillwater Mining Co.*	7,354	98,764

SunCoke Energy, Inc.*	3,170	55,570

Universal Stainless & Alloy Products, Inc.*	546	11,466

Worthington Industries, Inc.	3,279	88,631

		$839,636

PAPER & FOREST PRODUCTS – 0.8%

Boise Cascade Co.*	2,910	100,977

Clearwater Paper Corp.*	1,584	101,328

Deltic Timber Corp.	815	52,160

KapStone Paper & Packaging Corp.	5,970	166,861

Louisiana-Pacific Corp.#,*	5,126	78,120

Neenah Paper, Inc.	901	54,483

PH Glatfelter Co.	2,043	50,666

Description	Number of Shares	Value

Resolute Forest Products, Inc.*	2,910	$44,872

Schweitzer-Mauduit International, Inc.	658	29,090

Wausau Paper Corp.	2,650	24,698

		$703,255

TOTAL MATERIALS		$4,086,559

TELECOMMUNICATION SERVICES – 0.7%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.6%

8x8, Inc.*	3,830	33,436

Atlantic Tele-Network, Inc.	430	28,389

Cincinnati Bell, Inc.*	5,710	19,585

Cogent Communications Holdings, Inc.	3,053	106,824

Consolidated Communications Holdings, Inc.	3,050	64,263

FairPoint Communications, Inc.*	1,450	28,594

General Communication, Inc.*	282	4,473

Globalstar, Inc.#,*	6,620	17,146

Hawaiian Telcom Holdco, Inc.#,*	550	14,487

IDT Corp.	1,300	22,139

inContact, Inc.*	2,210	22,873

Inteliquent, Inc.	2,090	39,731

Intelsat SA*	1,410	17,752

Iridium Communications, Inc.#,*	2,830	28,781

Lumos Networks Corp.	1,737	24,561

magicJack VocalTec Ltd.#,*	2,030	13,195

ORBCOMM, Inc.*	2,560	15,411

Premiere Global Services, Inc.*	700	7,147

Vonage Holdings Corp.*	5,910	27,363

		$536,150

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

Boingo Wireless, Inc.*	1,190	9,829

NTELOS Holdings Corp.	1,647	9,569

RingCentral, Inc.#,*	1,800	31,014

Shenandoah Telecommunications Co.	1,746	60,167

Spok Holdings, Inc.	1,488	28,012

		$138,591

TOTAL TELECOMMUNICATION SERVICES		$674,741

UTILITIES – 2.4%

ELECTRIC UTILITIES – 0.9%

ALLETE, Inc.	1,056	53,117

Cleco Corp.	2,345	127,451

El Paso Electric Co.	1,680	62,513

Empire District Electric Co. (The)	896	21,119

IDACORP, Inc.	1,942	117,161

MGE Energy, Inc.	1,068	44,301

NRG Yield, Inc.#	1,140	56,088

Otter Tail Corp.	710	21,236

PNM Resources, Inc.	3,377	93,813

April 30, 2015  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    63

Wilmington Small-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Portland General Electric Co.	2,967	$104,320

UIL Holdings Corp.	1,636	81,604

Unitil Corp.	810	27,702

		$810,425

GAS UTILITIES – 0.7%

Chesapeake Utilities Corp.	755	36,074

Laclede Group, Inc. (The)	1,718	89,216

New Jersey Resources Corp.	3,494	106,602

Northwest Natural Gas Co.	798	37,267

Piedmont Natural Gas Co., Inc.	2,864	107,228

South Jersey Industries, Inc.	921	48,583

Southwest Gas Corp.	1,968	108,240

WGL Holdings, Inc.	1,890	103,969

		$637,179

INDEPENDENT POWER PRODUCERS & ENERGY

TRADERS – 0.3%

Abengoa Yield PLC	220	7,460

Atlantic Power Corp.	4,610	14,982

Dynegy, Inc.*	4,310	143,394

Ormat Technologies, Inc.	850	31,102

Pattern Energy Group, Inc.	2,680	77,666

TerraForm Power, Inc. Class A*	860	33,996

		$308,600

MULTI-UTILITIES – 0.3%

Avista Corp.	2,378	77,570

Black Hills Corp.	1,688	83,202

NorthWestern Corp.	1,639	85,376

		$246,148

WATER UTILITIES – 0.2%

American States Water Co.	1,524	58,506

Artesian Resources Corp.	630	13,570

California Water Service Group	2,380	56,811

Connecticut Water Service, Inc.	363	13,068

Middlesex Water Co.	991	22,565

SJW Corp.	368	10,764

York Water Co. (The)	130	3,272

		$178,556

TOTAL UTILITIES		$2,180,908

TOTAL COMMON STOCKS
(COST $67,995,957)		$90,247,281

INVESTMENT COMPANIES – 0.4%

EQUITY FUNDS – 0.4%

iShares Russell 2000 Growth ETF#	1,086	159,696

Description	Number of Shares	Value

iShares Russell 2000 Index Fund#	1,109	$134,366

TOTAL EQUITY FUNDS		$294,062

TOTAL INVESTMENT COMPANIES
(COST $272,356)		$294,062

RIGHTS – 0.0%**

Leap Wireless International, Inc.*,††	4,140	10,102

TOTAL RIGHTS
(COST $10,102)		$10,102

WARRANTS – 0.0%**

BioTime, Inc., Expire 10/01/18#,*	359	790

Education Management Corp., Expire 1/19/49††	932	—

Magnum Hunter Re, Expire 5/15/16††	1,281	—

Tejon Ranch Co., Expire 8/31/16	118	69

TOTAL WARRANTS
(COST $1,050)		$859

TOTAL INVESTMENTS IN SECURITIES – 99.9%
(COST $68,279,465)		$90,552,304

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 12.2%

REPURCHASE AGREEMENTS – 12.2%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $554,302, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $565,386.	$554,300	$554,300

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $2,106,431, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $2,148,552.	2,106,423	2,106,423

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,106,430, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $2,148,567.	2,106,423	2,106,423

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $2,106,430, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $2,148,552.	2,106,423	2,106,423

JP Morgan Securities LLC, 0.13%, dated 4/30/15, due 5/01/15, repurchase price $2,106,431, collateralized by U.S. Government Securities 1.78% to 6.13%, maturing 3/01/19 to 2/01/45; total market value of $2,148,576.	2,106,423	2,106,423

ANNUAL REPORT  /  April 30, 2015

64     PORTFOLIOS OF INVESTMENTS

Wilmington Small-Cap Strategy Fund (continued)

Description	Par Value	Value

Nomura Securities International, Inc., 0.13%, dated 4/30/15, due 5/01/15. repurchase price $2,106,431, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $2,148,551.	$2,106,423	$2,106,423

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $11,086,415)		$11,086,415

TOTAL INVESTMENTS – 112.1%
(COST $79,365,880)		$101,638,719

COLLATERAL FOR SECURITIES ON LOAN – (12.2%)		(11,086,415)

OTHER ASSETS LESS LIABILITIES – 0.1%		126,408

TOTAL NET ASSETS – 100.0%		$90,678,712

Cost of investments for Federal income tax purposes is $80,379,240. The net unrealized appreciation/(depreciation) of investments was $21,259,479. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $27,710,001 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,450,522.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$90,239,558	$7,723	$—	$90,247,281

Investment Companies	294,062	—	—	294,062

Rights	—	10,102	—	10,102

Warrants	859	—	—	859

Repurchase Agreements	—	11,086,415	—	11,086,415

Total	$90,534,479	$11,104,240	$—	$101,638,719

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2015, the value of these securities amounted to $17,825 representing 0.0%** of total net assets.

**	Represents less than 0.05%.

The	following acronyms are used throughout this Fund:

CVR	- Contingent Value Right

LLC	- Limited Liability Corporation

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2015  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	65

April 30, 2015	Wilmington Large-Cap Strategy Fund		Wilmington Mid-Cap Growth Fund	Wilmington Small-Cap Growth Fund	Wilmington Small-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$297,300,521		$246,973,923	$40,949,790	$79,365,880

Investments in repurchase agreements, at value	$5,882,327		$18,775,115	$5,788,781	$11,086,415
Investments in securities, at value (Including $5,772,108, $18,180,925, $5,429,742,and $10,446,754 of securities on loan, respectively) (Note 2)	468,808,181	(a)	333,839,934	56,000,991	90,552,304

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	474,690,508		352,615,049	61,789,772	101,638,719

Income receivable	352,818		120,998	13,679	46,883
Due from advisor	—		—	—	6,774
Receivable for shares sold	600		175,521	795	27,748
Receivable for investments sold	498,495		2,214,835	—	137,227
Other assets	16,290		21,175	15,731	12,126

TOTAL ASSETS	475,558,711		355,147,578	61,819,977	101,869,477

LIABILITIES:
Payable to custodian	242,812		—	—	28,723
Payable for investments purchased	—		549,757	—	—
Collateral for securities on loan	5,882,327		18,775,115	5,788,781	11,086,415
Payable for shares redeemed	370,951		154,048	16,065	20,656
Payable for distribution services fee	—		11,850	8,190	—
Payable for shareholder services fee	—		32,766	4,859	—
Pending Litigation (See Note 7)	—		—	—	—
Other accrued expenses	84,988		116,765	54,467	54,971

TOTAL LIABILITIES	6,581,078		19,640,301	5,872,362	11,190,765

NET ASSETS	$468,977,633		$335,507,277	$55,947,615	$90,678,712

NET ASSETS CONSIST OF:
Paid-in capital	$286,188,053		$227,898,038	$34,089,967	$66,374,130
Undistributed (accumulated) net investment income (loss)	508,024		—	(73,956)	(35,622)
Accumulated net realized gain (loss) on investments	4,891,569		1,968,113	1,091,622	2,067,365
Net unrealized appreciation (depreciation) of investments	177,389,987		105,641,126	20,839,982	22,272,839

TOTAL NET ASSETS	$468,977,633		$335,507,277	$55,947,615	$90,678,712

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$—		$56,271,106	$37,749,391	$—

Shares outstanding (unlimited shares authorized)	—		3,215,600	1,923,927	—

Net Asset Value per share	$—		$17.50	$19.62	$—

Offering price per share*	$—		$18.52**	$20.76**	$—

Class I

Net Assets	$468,977,633		$279,236,171	$18,198,224	$90,678,712

Shares outstanding (unlimited shares authorized)	25,402,999		15,413,588	886,860	6,043,060

Net Asset Value per share	$18.46		$18.12	$20.52	$15.01

(a)	Includes $192,669 of investments in affiliated issuers.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

66	STATEMENTS OF OPERATIONS

Year Ended April 30, 2015	Wilmington Large-Cap Strategy Fund	Wilmington Mid-Cap Growth Fund	Wilmington Small-Cap Growth Fund	Wilmington Small-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$7,831,210(a)(b)	$3,431,611(a)	$627,731(a)	$1,295,294(a)
Securities lending income	77,941	289,474	109,966	360,019

TOTAL INVESTMENT INCOME	7,909,151	3,721,085	737,697	1,655,313

EXPENSES:
Investment advisory fee	2,236,953	3,352,804	609,797	623,872
Administrative personnel and services fee	135,156	119,304	21,711	34,329
Portfolio accounting and administration fees	135,681	119,261	33,135	86,327
Custodian fees	23,343	35,885	18,018	36,466
Transfer and dividend disbursing agent fees and expenses	6,835	281,568	142,605	6,197
Trustees’ fees	33,066	33,067	33,067	33,066
Professional fees	58,017	51,934	51,664	55,616
Distribution services fee—Class A	—	143,846	95,787	—
Shareholder services fee—Class A	—	143,414	92,671	—
Shareholder services fee— Class I	1,118,474	841,000	83,223	283,578
Share registration costs	18,751	43,376	26,627	18,382
Printing and postage	7,031	60,107	23,471	6,405
Miscellaneous	91,504	45,004	23,690	43,087

TOTAL EXPENSES	3,864,811	5,270,570	1,255,466	1,227,325

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(1,627,860)	(395,058)	(231,286)	(660,169)
Waiver of shareholder services fee—Class A	—	(120,850)	(61,305)	—
Waiver of shareholder services fee—Class I	(1,118,474)	(404,283)	(43,453)	(283,578)

TOTAL WAIVERS AND REIMBURSEMENTS	(2,746,334)	(920,191)	(336,044)	(943,747)

Net expenses	1,118,477	4,350,379	919,422	283,578

Net investment income (loss)	6,790,674	(629,294)	(181,725)	1,371,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	21,054,159	30,222,496	10,917,698	7,496,684
Net change in unrealized appreciation (depreciation) of investments	33,516,495	1,557,736	(4,621,507)	2,552,206

Net realized and unrealized gain (loss) on investments	54,570,654	31,780,232	6,296,191	10,048,890

Change in net assets resulting from operations	$61,361,328	$31,150,938	$6,114,466	$11,420,625

(a)	Net of foreign withholding taxes withheld of $2,302, $16,571, $1,852 and $694, respectively.
(b)	Includes $4,508 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	67

	Wilmington Large-Cap Strategy Fund		Wilmington Mid-Cap Growth Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$6,790,674	$6,886,323	$(629,294)	$(730,800)
Net realized gain (loss) on investments	21,054,159	53,552,193	30,222,496	28,351,232
Net change in unrealized appreciation (depreciation) of investments	33,516,495	13,297,909	1,557,736	16,167,784

Change in net assets resulting from operations	61,361,328	73,736,425	31,150,938	43,788,216

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	—	—	—	—
Class I	(6,747,267)	(6,931,023)	—	—
Distributions from net realized gain on investments
Class A	—	—	(4,754,136)	(2,327,727)
Class I	(24,762,981)	—	(26,948,079)	(10,267,019)

Change in net assets resulting from distributions to shareholders	(31,510,248)	(6,931,023)	(31,702,215)	(12,594,746)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	—	—	2,194,504	2,487,859
Class I	60,761,127	16,030,887	99,300,577	112,488,819
Distributions reinvested
Class A	—	—	4,182,900	2,105,354
Class I	25,089,595	2,105,697	22,502,007	9,019,417
Cost of shares redeemed
Class A	—	—	(7,896,891)	(9,357,996)
Class I	(44,130,686)	(87,245,073)	(164,450,049)	(68,975,454)

Change in net assets resulting from share transactions	41,720,036	(69,108,489)	(44,166,952)	47,767,999

Change in net assets	71,571,116	(2,303,087)	(44,718,229)	78,961,469
NET ASSETS:
Beginning of year	397,406,517	399,709,604	380,225,506	301,264,037

End of year	$468,977,633	$397,406,517	$335,507,277	$380,225,506

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$508,024	$457,163	$—	$(327,157)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	—	—	123,541	141,838
Class I	3,448,351	1,018,939	5,463,125	6,143,384
Distributions reinvested
Class A	—	—	243,475	118,879
Class I	1,383,832	132,729	1,266,292	494,215
Shares redeemed
Class A	—	—	(442,507)	(531,685)
Class I	(2,435,973)	(5,469,888)	(9,067,542)	(3,786,555)

Net change resulting from share transactions	2,396,210	(4,318,220)	(2,413,616)	2,580,076

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

68	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Small-Cap Growth Fund		Wilmington Small-Cap Strategy Fund

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$(181,725)	$(128,958)	$1,371,735	$1,246,385
Net realized gain (loss) on investments	10,917,698	28,438,977	7,496,684	14,611,507
Net change in unrealized appreciation (depreciation) of investments	(4,621,507)	901,718	2,552,206	(805,797)

Change in net assets resulting from operations	6,114,466	29,211,737	11,420,625	15,052,095

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	—	(28,448)	—	—
Class I	—	(105,552)	(1,406,315)	(1,238,125)
Distributions from net realized gain on investments
Class A	(6,217,652)	—	—	—
Class I	(3,421,498)	—	(6,025,802)	—

Change in net assets resulting from distributions to shareholders	(9,639,150)	(134,000)	(7,432,117)	(1,238,125)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	449,561	665,356	—	—
Class I	920,358	9,672,535	8,858,900	70,925,875
Distributions reinvested
Class A	5,968,127	27,356	—	—
Class I	2,571,325	47,825	5,921,232	264,230
Cost of shares redeemed
Class A	(4,749,917)	(4,416,047)	—	—
Class I	(31,309,052)	(90,049,853)	(54,980,490)	(30,600,036)

Change in net assets resulting from share transactions	(26,149,598)	(84,052,828)	(40,200,358)	40,590,069

Change in net assets	(29,674,282)	(54,975,091)	(36,211,850)	54,404,039
NET ASSETS:
Beginning of year	85,621,897	140,596,988	126,890,562	72,486,523

End of year	$55,947,615	$85,621,897	$90,678,712	$126,890,562

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(73,956)	$(353,137)	$(35,622)	$131,708

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	21,735	31,085	—	—
Class I	41,155	451,386	603,409	5,024,347
Distributions reinvested
Class A	312,631	1,204	—	—
Class I	128,888	2,032	411,137	19,044
Shares redeemed
Class A	(225,692)	(207,755)	—	—
Class I	(1,369,857)	(3,900,870)	(3,767,816)	(2,137,886)

Net change resulting from share transactions	(1,091,140)	(3,622,918)	(2,753,270)	2,905,505

See Notes which are an integral part of the Financial Statements

April 30, 2014 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	69

For a share outstanding throughout each period:
WILMINGTON LARGE-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$17.27	$14.63	$12.84	$12.13		$9.39	$8.61
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.28	0.27	0.26	0.16		0.20	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.19	2.65	1.79	0.71		2.72	0.79
Total Income (Loss) From Operations	2.47	2.92	2.05	0.87		2.92	0.89
Less Distributions From:
Net Investment Income	(0.27)	(0.28)	(0.26)	(0.16)		(0.18)	(0.11)
Net Realized Gains	(1.01)	—	—	—		—	—
Total Distributions	(1.28)	(0.28)	(0.26)	(0.16)		(0.18)	(0.11)
Net Asset Value, End of Period	$18.46	$17.27	$14.63	$12.84		$12.13	$9.39

Total Return(b)	14.52%	20.12%	16.25%	7.32%		31.24%	10.28%
Net Assets, End of Period (000’s)	$468,978	$397,407	$399,710	$374,903		$429,467	$118,102
Ratios to Average Net Assets
Gross Expense	0.86%	0.87%	0.88%	0.74	%(c)	0.69%	1.01%
Net Expenses(d)	0.25%	0.25%	0.25%	0.25	%(c)	0.25%	0.93%
Net Investment Income (Loss)	1.52%	1.71%	1.99%	1.70	%(c)	1.72%	0.99%
Portfolio Turnover Rate	15%	29%	24%	19%		39%	160%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Large-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

70	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:
WILMINGTON MID-CAP GROWTH FUND

CLASS A	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.61	$15.96	$15.21	$16.21	$12.24
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.05)	(0.06)	(0.01)	(0.07)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.48	2.40	1.38	(0.25)	4.08
Total Income (Loss) From Operations	1.43	2.34	1.37	(0.32)	3.97
Less Distributions From:
Net Realized Gains	(1.54)	(0.69)	(0.62)	(0.68)	—
Total Distributions	(1.54)	(0.69)	(0.62)	(0.68)	—
Net Asset Value, End of Year	$17.50	$17.61	$15.96	$15.21	$16.21

Total Return(b)	8.26%	14.64%	9.55%	(1.55)%	32.43%
Net Assets, End of Year (000’s)	$56,271	$57,960	$56,837	$60,666	$63,168
Ratios to Average Net Assets
Gross Expense	1.55%	1.52%	1.56%	1.57%	1.62%
Net Expenses(c)	1.24%	1.24%	1.24%	1.24%	1.24%
Net Investment Income (Loss)	(0.29)%	(0.34)%	(0.08)%	(0.47)%	(0.85)%
Portfolio Turnover Rate	27%	32%	36%	44%	34%

CLASS I	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.15	$16.40	$15.59	$16.57	$12.49
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.03)	(0.03)	0.01	(0.04)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	2.47	1.42	(0.26)	4.15
Total Income (Loss) From Operations	1.51	2.44	1.43	(0.30)	4.08
Less Distributions From:
Net Realized Gains	(1.54)	(0.69)	(0.62)	(0.68)	—
Total Distributions	(1.54)	(0.69)	(0.62)	(0.68)	—
Net Asset Value, End of Year	$18.12	$18.15	$16.40	$15.59	$16.57

Total Return(b)	8.47%	14.86%	9.70%	(1.40)%	32.67%
Net Assets, End of Year (000’s)	$279,236	$322,266	$244,427	$232,860	$187,207
Ratios to Average Net Assets
Gross Expense	1.30%	1.28%	1.31%	1.33%	1.37%
Net Expenses(c)	1.08%	1.08%	1.08%	1.06%	1.06%
Net Investment Income (Loss)	(0.14)%	(0.19)%	0.08%	(0.30)%	(0.54)%
Portfolio Turnover Rate	27%	32%	36%	44%	34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	71

For a share outstanding throughout each year ended April 30, unless otherwise noted:
WILMINGTON SMALL-CAP GROWTH FUND

CLASS A	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$21.52	$18.22	$16.62		$18.20	$14.48
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.06)	(0.07)	(0.00	)(b)	(0.08)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	1.84	3.39	1.69		(1.50)	3.93
Total Income (Loss) From Operations	1.78	3.32	1.69		(1.58)	3.72
Less Distributions From:
Net Investment Income	—	(0.02)	(0.09)		—	—
Net Realized Gains	(3.68)	—	—		—	—
Total Distributions	(3.68)	(0.02)	(0.09)		—	—
Net Asset Value, End of Year	$19.62	$21.52	$18.22		$16.62	$18.20

Total Return(c)	8.73%	18.19%	10.21%		(8.68)%	25.69%
Net Assets, End of Year (000’s)	$37,749	$39,072	$36,269		$38,439	$47,884
Ratios to Average Net Assets
Gross Expense	1.88%	1.66%	1.71%		1.64%	1.67%
Net Expenses(d)	1.36%	1.46%	1.47%		1.44%	1.45%
Net Investment Income (Loss)	(0.27)%	(0.34)%	(0.01)%		(0.54)%	(1.43)%
Portfolio Turnover Rate	40%	37%	142%		561%	393%

CLASS I	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$22.31	$18.85	$17.16		$18.76	$14.89
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.05)	0.00 (b)	0.04		(0.05)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.94	3.49	1.75		(1.55)	3.99
Total Income (Loss) From Operations	1.89	3.49	1.79		(1.60)	3.87
Less Distributions From:
Net Investment Income	—	(0.03)	(0.10)		—	—
Net Realized Gains	(3.68)	—	—		—	—
Total Distributions	(3.68)	(0.03)	(0.10)		—	—
Net Asset Value, End of Year	$20.52	$22.31	$18.85		$17.16	$18.76

Total Return(c)	8.93%	18.49%	10.47%		(8.53)%	25.99%
Net Assets, End of Year (000’s)	$18,198	$46,549	$104,328		$124,964	$148,560
Ratios to Average Net Assets
Gross Expense	1.60%	1.42%	1.46%		1.39%	1.42%
Net Expenses(d)	1.19%	1.25%	1.25%		1.21%	1.24%
Net Investment Income (Loss)	(0.23)%	0.01%	0.21%		(0.30)%	(0.81)%
Portfolio Turnover Rate	40%	37%	142%		561%	393%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

72	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON SMALL-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$14.43	$12.30	$10.59	$10.70		$7.90	$6.57
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.16	0.18	0.09		0.11	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.38	2.14	1.70	(0.10)		2.80	1.32
Total Income (Loss) From Operations	1.56	2.30	1.88	(0.01)		2.91	1.41
Less Distributions From:
Net Investment Income	(0.19)	(0.17)	(0.17)	(0.10)		(0.11)	(0.08)
Net Realized Gains	(0.79)	—	—	—		—	—
Total Distributions	(0.98)	(0.17)	(0.17)	(0.10)		(0.11)	(0.08)
Net Asset Value, End of Period	$15.01	$14.43	$12.30	$10.59		$10.70	$7.90

Total Return(b)	11.14%	18.74%	18.07%	0.06%		36.96%	21.47%
Net Assets, End of Period (000’s)	$90,679	$126,891	$72,487	$48,974		$127,968	$99,057
Ratios to Average Net Assets
Gross Expense	1.08%	1.09%	1.32%	1.16	%(c)	0.96%	1.07%
Net Expenses(d)	0.25%	0.25%	0.25%	0.25	%(c)	0.25%	0.25%
Net Investment Income (Loss)	1.21%	1.17%	1.60%	1.17	%(c)	1.18%	1.14%
Portfolio Turnover Rate	24%	47%	42%	10%		48%	84%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Small-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	73

Wilmington Funds

April 30, 2015

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 19 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 15 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund*(“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.
Wilmington Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.
Wilmington Small-Cap Growth Fund (“Small-Cap Growth Fund”)(d)	The Fund seeks to provide long-term capital appreciation.
Wilmington Small-Cap Strategy Fund*(“Small-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. In addition, Class A is not currently being offered for Large Cap Strategy Fund or Small Cap Strategy Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASU”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”); and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value in accordance with procedures approved by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2015, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based

ANNUAL REPORT / April 30, 2015

74	NOTES TO FINANCIAL STATEMENTS (continued)

on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds.

At April 30, 2015, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Large-Cap Strategy Fund
BNP Paribas Securities Corp.	$ 294,102	$ 294,102	$—	$—
Citigroup Global Markets, Inc.	1,117,645	1,117,645	—	—
Credit Suisse Securities (USA) LLC	1,117,645	1,117,645	—	—
ING Financial Markets LLC	1,117,645	1,117,645	—	—
JP Morgan Securities LLC	1,117,645	1,117,645	—	—
Nomura Securities International, Inc.	1,117,645	1,117,645	—	—
	$ 5,882,327	$ 5,882,327	$—	$—
Mid-Cap Growth Fund
BNP Paribas Securities Corp.	$ 938,720	$ 938,720	$—	$—
Citigroup Global Markets, Inc.	3,567,279	3,567,279	—	—
Credit Suisse Securities (USA) LLC	3,567,279	3,567,279	—	—
Daiwa Capital Markets LLC	3,567,279	3,567,279	—	—
ING Financial Markets LLC	3,567,279	3,567,279	—	—
Nomura Securities International, Inc.	3,567,279	3,567,279	—	—
	$ 18,775,115	$ 18,775,115	$—	$—
Small-Cap Growth Fund
BNP Paribas Securities Corp.	$ 289,426	$ 289,426	$—	$—
Citigroup Global Markets, Inc.	1,099,871	1,099,871	—	—
Credit Suisse Securities (USA) LLC	1,099,871	1,099,871	—	—
Daiwa Capital Markets LLC	1,099,871	1,099,871	—	—
ING Financial Markets LLC	1,099,871	1,099,871	—	—
Nomura Securities International, Inc.	1,099,871	1,099,871	—	—
	$ 5,788,781	$ 5,788,781	$—	$—

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	75

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Small-Cap Strategy Fund
BNP Paribas Securities Corp.	$ 554,300	$ 554,300	$—	$—
Citigroup Global Markets, Inc.	2,106,423	2,106,423	—	—
Credit Suisse Securities (USA) LLC	2,106,423	2,106,423	—	—
ING Financial Markets LLC	2,106,423	2,106,423	—	—
JP Morgan Securities LLC	2,106,423	2,106,423	—	—
Nomura Securities International, Inc.	2,106,423	2,106,423	—	—
	$ 11,086,415	$11,086,415	$—	$—

(1) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds (except Large-Cap Strategy Fund and Small-Cap Strategy Fund) offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid as follows:

Fund	Dividends Declared	Dividends Paid
Large-Cap Strategy Fund	Quarterly	Quarterly
Mid-Cap Growth Fund	Annually	Annually
Small-Cap Growth Fund	Annually	Annually
Small-Cap Strategy Fund	Quarterly	Quarterly

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2015, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending

ANNUAL REPORT / April 30, 2015

76	NOTES TO FINANCIAL STATEMENTS (continued)

securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts received and create one single net payment due to or from the Fund.

At April 30, 2015, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund	$ 5,772,108	$ 5,772,108	$—
Mid-Cap Growth Fund	18,180,925	18,180,925	—
Small-Cap Growth Fund	5,429,742	5,429,742	—
Small-Cap Strategy Fund	10,446,754	10,446,754	—

(1) Collateral with a value of $5,882,327, $18,775,115, $5,788,781, and $11,086,415, respectively, has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards, net investment losses, the “mark-to-market” of certain passive foreign investment companies (PFICs), and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

As of April 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2014, 2013, and 2012, as well as the current year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Strategy Fund	$ —	$ 7,454	$ (7,454)
Mid-Cap Growth Fund	(4,216,350)	956,451	3,259,899
Small-Cap Growth Fund	(466,038)	460,906	5,132
Small-Cap Strategy Fund	—	(132,750)	132,750

The tax character of distributions for the corresponding fiscal years as reported on the Statements of Changes in Net Assets were as follows:

	2015		2014
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income*	Capital Gains	Income*	Capital Gains
Large-Cap Strategy Fund	$6,747,267	$24,762,981	$6,931,023	$—
Mid-Cap Growth Fund	—	31,702,215	—	12,594,746
Small-Cap Growth Fund	—	9,639,150	—	134,000
Small-Cap Strategy Fund	2,040,054	5,392,063	1,238,125	—

    *    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	77

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Late Year Ordinary Deferrals	Other Timing Differences	Capital Loss Carryforwards and Deferrals
Large-Cap Strategy Fund	$922,238	$ 8,224,888	$173,642,454	—	$ —	$ —
Mid-Cap Growth Fund	—	12,337,436	103,152,531	—	—	(7,880,728)
Small-Cap Growth Fund	—	4,811,970	20,692,348	—	—	(3,646,670)
Small-Cap Strategy Fund	—	3,046,470	21,259,479	—	(1,367)	—

At April 30, 2015, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

				Short-Term	Long-Term	Total Capital
	Capital Loss Available Through			Post-Effective	Post-Effective	Loss
Fund	2016	2017	2018	No Expiration	No Expiration	Carryforwards
Mid-Cap Growth Fund	$ —	$6,519,798	$1,360,930	$—	$—	$7,880,728
Small-Cap Growth Fund	1,823,335	1,823,335	—	—	—	3,646,670

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2015:

Capital Loss
Carryforwards
Fund	Utilized
Mid-Cap Growth Fund	$3,259,899
Small-Cap Growth Fund	1,823,335

     *     At April 30, 2015, there was an additional Capital Loss Carryforward write-off of $3,259,899 for Mid-Cap Growth Fund.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%
Mid-Cap Growth Fund	0.85%
Small-Cap Growth Fund	0.85%
Small-Cap Strategy Fund	0.55%

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through November 30, 2015, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

	Contractual Current Expense Limitations
Fund	Class A	Class I
Large-Cap Strategy Fund	N/A	0.25%
Mid-Cap Growth Fund	1.24%	1.08%
Small-Cap Growth Fund	1.23%	1.01%
Small-Cap Strategy Fund	N/A	0.25%

ANNUAL REPORT / April 30, 2015

78	NOTES TO FINANCIAL STATEMENTS (continued)

On September 18, 2014, the Trustees voted to change the contractual expense limitations for the Small-Cap Growth Fund. Prior to the effective date of December 1, 2014, the Small-Cap Growth Fund had contractually agreed to waive its fees and/or reimburse expenses, so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), would not exceed the expense limitations set forth below.

	Contractual Prior Expense Limitations
Fund	Class A	Class I
Small-Cap Growth Fund	1.47%	1.25%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2015, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received all or a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Mid-Cap Growth Fund	$99,344
Small-Cap Growth Fund	37,284

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	79

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2015, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Mid-Cap Growth Fund	$10,370
Small-Cap Growth Fund	3,893

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Mid-Cap Growth Fund	$431,279
Small-Cap Growth Fund	52,389

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the years ended April 30, 2015 are as follows:

	Balance of			Balance of
	Shares Held	Purchases/	Sales/	Shares Held	Value at	Dividend	Realized
Fund/Affiliated Security Name	4/30/2014	Additions	Reductions	4/30/2015	4/30/2015	Income	Gain/(Loss)
Large-Cap Strategy Fund:
M&T Bank Corp.	1,610	—	—	1,610	$192,669	$4,508	$—

Certain Funds execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2015 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$23,293
Mid-Cap Growth Fund	—
Small-Cap Growth Fund	66,591
Small-Cap Strategy Fund	48,483

ANNUAL REPORT / April 30, 2015

80	NOTES TO FINANCIAL STATEMENTS (continued)

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations U.S. Government Securities, and in-kind transactions, for the year ended April 30, 2015 were as follows:

	Investments
Fund	Purchases	Sales
Large-Cap Strategy Fund	$ 85,335,778	$ 67,927,966
Mid-Cap Growth Fund	105,293,372	181,131,463
Small-Cap Growth Fund	28,506,461	64,690,488
Small-Cap Strategy Fund	27,016,462	72,898,185

6.	LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. The LOC was in effect for the entire fiscal year and the termination date of this LOC is March 9, 2016. The Funds did not utilize the LOC for the year ended April 30, 2015.

7.	LEGAL PROCEEDINGS

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business. For example, certain creditors of Tribune Co., which has recently emerged from bankruptcy, have filed actions against former Tribune shareholders, (collectively, the “Lawsuits”) who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These creditor plaintiffs seek the return of all proceeds received by the former Tribune shareholders. These cases are consolidated in a Multi-District Litigation (“MDL”) in the U.S. District Court for the Southern District of New York. One of the cases remains pending before the trial court, while the others were dismissed by the trial court on a motion to dismiss. The dismissal order is currently on appeal to the U.S. Court of Appeals for the Second Circuit. There are thousands of defendants in the MDL, including the Large-Cap Strategy Fund and the Mid-Cap Growth Fund. The suits all seek the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. Although management currently believes that the resolution of the claims against the Funds, individually or in the aggregate, will not have a materially adverse impact on the Funds’ financial positions, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters could change in the future.

Litigation counsel to the Large-Cap Strategy Fund and the Mid-Cap Growth Fund in the Lawsuits does not believe that it is possible, at this stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the Large-Cap Strategy Fund and the Mid-Cap Growth Fund arising from the Lawsuits. Until the Large-Cap Strategy Fund and the Mid-Cap Growth Fund can do so, no reduction of their net asset values will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 0.5% of each of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund’s net asset value at this time. Neither the Large-Cap Strategy Fund nor the Mid-Cap Growth Fund can predict what their size might be at the time that the cost of the Lawsuits might be quantifiable and thus potentially deducted from their net asset value. Therefore, at this time, those buying or redeeming shares of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund will pay or receive, as the case may be, a price based on net asset value of the Large-Cap Strategy Fund and the Mid-Cap Growth Fund, with no adjustment relating to the Lawsuits. The attorneys’ fees and costs relating to the Lawsuits will be taken as expenses by the Large-Cap Strategy Fund and the Mid-Cap Growth Fund as incurred and in a manner similar to any other expense incurred by the Large-Cap Strategy Fund and the Mid-Cap Growth Fund.

8.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date, except as follows:

On June 18, 2015, WFMC and WTIA, recommended, and the Trustees approved the liquidation of the Mid-Cap Growth Fund, Small-Cap Growth Fund and the Small-Cap Strategy Fund (the “Liquidating Funds”). Effective upon the close of business of the New York Stock Exchange on June 22, 2015, the Liquidating Funds no longer accepted purchase orders of any kind. The liquidation date will be July 20, 2015 for the Small-Cap Growth Fund and August 3, 2015 for the Mid-Cap Growth Fund and Small-Cap Strategy Fund. On the liquidation date, each Liquidating Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the respective Fund in a complete redemption and cancellation of each Fund’s shares held by each remaining shareholder, and the Fund will then dissolve.

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	81

9.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2015, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Strategy Fund	100.00%
Small-Cap Strategy Fund	46.17%

For the year ended April 30, 2015, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Strategy Fund	100.00%
Small-Cap Strategy Fund	43.28%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2015

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Large-Cap Strategy Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund (four of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large-Cap Strategy Fund, Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund (four of the series constituting the Wilmington Funds) at April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2015

April 30, 2015 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	83

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 19 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations for past five years and Other Directorships Held

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: Senior Vice President, Chief Investment Strategist and

Chief Client Officer of WTIA and WFMC.

Other Directorships Held: Director, WTIA (1/14 to present); Director, WFMC (1/14 to present).

Previous Positions: President of WTIA (1/12 to 1/14); President of Wilmington Trust Investment Management (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE	Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.
Began serving: December 2012	Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*

R.Samuel Fraundorf is “interested” due to positions he holds with WTIA and WFMC. Robert J.Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

ANNUAL REPORT / April 30, 2015

84	BOARD OF TRUSTEES AND TRUST OFFICERS

INTERESTED TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations for past five years and Other Directorships
Nicholas A. Giordano Birth date: 3/43	Principal Occupations: Consultant, financial services organizations (1997 to present).
CHAIRMAN AND TRUSTEE Began serving: March 2012	Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).
Robert H. Arnold Birth date: 3/44	Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).
TRUSTEE
Began serving: March 2012

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth date: 7/34 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).
Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Girard Capital (broker-dealer) (1/10 to present); Chairman, R.B. Seidel & Associates (consultants) (2014 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

April 30, 2015 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	85

OFFICERS

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

Christopher D. Randall Birth year: 1965 PRESIDENT Began serving: September 2014

Principal Occupations: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc.; President of Wilmington Trust Investment Management, LLC; Director of Wilmington Funds Management Corporation; Senior Vice President of M&T Bank.

Previous Positions: Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011)

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006-2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

ANNUAL REPORT / April 30, 2015

86	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2015 / ANNUAL REPORT

87

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2015

88

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2015 / ANNUAL REPORT

89

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2015

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WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-EQ-0415

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON TRUST

April 30, 2015

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Multi-Manager Equity Fund

Wilmington Multi-Manager International Fund

Alternatives Fund

Wilmington Multi-Manager Alternatives Fund

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Multi-Manager International Fund (“International Fund”)

Wilmington Multi-Manager Alternatives Fund (“Alternatives Fund”)

Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)

Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)

Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2014, through April 30, 2015. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

Economic reports painted an ambiguous picture of the U.S economy. The gross domestic product (GDP) expanded at a very strong annualized rate in the 2nd and 3rd quarters of 2014 (+4.6% and +5.0%, respectively), but cooled off in the 4th quarter of 2014, recording a more modest 2.2% increase and posting a 0.7% decline in the 1st quarter of 2015.i

ihttp://www.bea.gov/index.htm

The headwinds responsible for this slowdown in economic growth were manifold. A dock worker strike at West Coast ports, a strong U.S. dollar (and its concomitant drag on exports), sliding oil prices, and an unusually harsh winter all conspired to sap the building economic momentum.

Despite the uneven GDP performance, the employment situation steadily improved. Unemployment, which stood at 6.3% in May 2014, fell by nearly a full percentage point to 5.4% by April 2015, placing it in the range of what the Federal Reserve (the “Fed”) has come to view as “full employment.”ii

iihttp://data.bls.gov/timeseries/LN14000000

While the unemployment picture brightened, the labor force participation rate remained unchanged at 62.8%.iii This rate is at a historical low and has shown little sign of bouncing back to pre-recession levels.

iiihttp://data.bls.gov/timeseries/LNS11300000

Oil prices went on a wild ride, with West Texas Intermediate (WTI) crude falling nearly 60% in value, from its $107.95 per barrel peak in June 2014 to a low of $43.39 on March 17th. Prices staged a partial recovery, rising to $59.62 by the end of April 2015.iv

ivhttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

Though it might seem that declining oil prices would be a boost to the economy given their positive impact on corporate earnings and consumer spending, the short-term effect was negative as oil-related companies ratcheted back their spending on capital goods. The expected boost from consumer spending was muted as individuals chose to reduce debt with the savings accrued from lower gas prices, or adopt a wait-and-see attitude over whether lower prices would persist.

The Bond Markets

The bond market weathered the end of quantitative easing1 and performed well amid the persistent uncertainty of a hike in short-term rates by the Fed. While the path of the 10-year Treasury rate was a bit erratic, the direction was generally lower. The yield on the 10-year note, which was 2.65% at the start of the Trust’s fiscal year, fell to 2.03% by April 30, 2015, after spending a substantial amount of time under 2% during the first quarter of 2015.v

vhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2015

The Barclays U.S. Aggregate Index2 returned 4.46% for the 12-month period ended April 30, 2015, powered by an increase of 15.06% in the Barclays U.S. Long Government Bond Index3.

Municipal bonds also turned in a good year, with the S&P Municipal Bond Intermediate Index4 gaining 3.94%.

The Barclays U.S. Corporate High Yield Bond Index5, which returned a paltry 2.58%, was hampered by oil-related high yield bonds, which suffered as oil prices sagged.

Investors will be awaiting Fed interest rate policy actions in the latter half of 2015. The Fed has signaled that it wishes to begin the process of normalizing monetary policy, yet how the capital markets will react remains an open question.

PRESIDENT’S MESSAGE / April 30, 2015 (unaudited)

ii

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain Barclays’ Indices performed as follows6:

Barclays U.S. Aggregate Bond Index	Barclays U.S. U.S. Treasury Bond Index[7]	Barclays U.S. Mortgage-Backed Securities Index[8]	Barclays U.S. Credit Bond Index[9]	Barclays Municipal Bond Index[10]
4.46%	4.23%	4.61%	4.87%	4.80%

The Stock Markets

The current bull market in stocks entered its seventh year. Though economic growth and corporate earnings deserve their fair share of the credit for this extended stock rally, the Federal Reserve policies of quantitative easing and low rates have provided substantial support to stock prices during this time.

With the end to quantitative easing in the 4th quarter of 2014, the markets remained fixated on when the Fed might raise short-term rates. The mixed signals that each new economic report sent about the underlying strength of the economy was enough for the Fed to postpone a rate hike into the 2nd half of 2015, helping the markets record solid gains during the Trust’s fiscal year period.

Through the period May 1, 2014 to April 30, 2015, the S&P 500 index11 jumped 12.98%, the S&P MidCap 400 Index12 rose 12.28% and the S&P SmallCap 600 Index13 turned in a gain of 9.24%.

While smaller-cap stocks underperformed for the full 12-month period, they raced ahead of large-cap stocks in the latter part of the period, aided, in part, by a lower exposure to foreign markets, which has become challenging to large companies because of the strengthening U.S. dollar.

Growth stocks proved to be far better performers than value stocks, as evidenced by the return gap between the S&P 500 Growth Index14 (+16.32%) and the S&P 500 Value Index15 (+9.43%). This return disparity was also evident in the mid-cap and small-cap sectors which, while not as wide, were on the order of 400 basis points (4.0%).

The U.S. markets were driven by the healthcare (+25.12%), information technology (+20.53%) and consumer discretionary (+19.84%) sectors. The only sector to lose ground was energy, which declined 9.84%. Real estate also enjoyed a strong year, as reflected in the +13.22% return in the FTSE NAREIT Equity REITs Index16.

International stocks trailed U.S. markets, with the MSCI EAFE (Net) Index17 netting a small gain of 1.66%. Overseas markets were hampered by weak economic growth and a tight credit environment. However, following the implementation by the European Central Bank (ECB) and the Bank of Japan (BOJ) of their own forms of quantitative easing, economic growth and investor enthusiasm for stocks picked up. In the three-month period, ending April 30, 2015, the MSCI EAFE Index turned positive, gaining 8.63%.

For the 12-month reporting period May 1, 2014 through April 30, 2015, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[18]	NASDAQ Composite Index[19]	MSCI All Country World ex-US (Net) Index[20]
12.98%	10.11%	21.52%	2.63%

I want to thank you for your continued trust in allowing us to help you reach your important financial goals. We understand the profound responsibility you have placed with us in managing your investments. We work hard every day to ensure that we continue to deserve your confidence.

Sincerely,

Christopher D. Randall

President

May 29, 2015

For more complete information, please download the Trust’s prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Trust’s prospectus, which you should read carefully before investing.

April 30, 2015 (unaudited) / PRESIDENT’S MESSAGE

iii

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small - and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Quantitative Easing (QE) is a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity loss.

2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays U.S. Long Government Bond Index tracks the market for U.S. dollar-denominated, fixed rate, nominal U.S. Treasuries (with the exception of Federal Reserve holdings of U.S. Treasuries) and U.S. agency debentures (with the exception of those U.S. agency debentures held in the Federal Reserve SOMA account). To be included in this index, securities must have at least 10 years to final maturity.

4.	S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

5.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.

6.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

7.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

8.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

9.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

10.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

11.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

12.	The S&P MidCap 400 Index measures the mid cap segment of the U.S. equity market. To be included in the index, a stock must have a total market capitalization that ranges from roughly $750 million to $3.3 billion.

13.	The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The index is unmanaged and investments cannot be made directly in an index.

14.	The S&P 500 Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.

15.	The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500 Index. The index is unmanaged and investments cannot be made directly in an index.

16.	FTSE NAREIT Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

17.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.

18.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

19.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

20.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index.

PRESIDENT’S MESSAGE / April 30, 2015 (unaudited)

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WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Multi-Manager International Fund (the “Fund”) had a total return of 3.29% for Class A shares and 3.46% for Class I shares, versus its benchmark, the Morgan Stanley Capital International – All Country World ex-US Index (Net, USD) (“MSCI ACWI ex-US”)** which had a total return of 2.63%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the United States.

During the reporting year, international stocks underperformed U.S. stocks. While the MSCI ACWI ex-US returned a modest 2.63%, the Russell 1000 Index of large-cap U.S. stocks returned 13.00%. During the reporting period, there were large variations in performance among stocks domiciled in Japan, the Euro Area, the UK, and Emerging Markets.

Japanese stocks provided the greatest positive contribution to international equities performance. The MSCI Japan Index returned 14.82%, in U.S. dollars. This strong performance was due to a combination of factors. Perhaps the most important factor was the lagged positive contribution of earlier yen depreciation to the earnings of Japanese manufacturing exporters. Additionally, Japanese stocks received a further boost as initiatives were announced for reducing corporate taxes and adopting a shareholder-friendly corporate governance code.

Also supportive of Japanese stock returns were the Bank of Japan’s purchases of equity under its quantitative easing program as well as the rebalancing of Japanese government pension plans to reduce holdings of government bonds in favor of local equities. Highly accommodative monetary policy did produce further large yen depreciation in the 4th quarter of 2014, but local currency equity returns throughout the reporting period were much larger, producing that 14.82% return in U.S. dollars.

European share prices began rising, in local currency terms, in mid-to-late 2014 when the European Central Bank first began signaling that it was considering introducing full-scale quantitative easing. However, such appreciation in local-currency share prices was more than offset by large euro depreciation, producing negative returns in U.S. dollars. While the MSCI Europe Index returned 13.16% in local currency terms, it returned -3.23% in U.S. dollar terms.

Within Europe, there was considerable variation in returns among stocks domiciled in various countries. German and U.K. equities performance were similar to that of the Europe benchmark, while Swiss, Dutch, Belgian and Irish stocks outperformed. However, Italian, Spanish, and French stocks substantially underperformed the rest of Europe, returning -15.35%, -14.60%, and -9.84%, respectively.

There were two reasons for Italian and Spanish underperformance. First, the Greek elections brought in a new radical government whose policy platform increased the risk of Greece exiting the Euro Area. Greek exit poses some continuing contagion risks for the Italian and Spanish financial systems. Second, such underperformance reveals the market’s pessimism regarding their governments’ capacity to under-

take pro-growth economic reforms and the ability of European Central Bank quantitative easing to substitute for the lack of such reforms.

During the reporting period, emerging market stocks produced significant positive returns. The MSCI Emerging Markets Index returned 7.80%. Chinese equities made by far the greatest contribution to emerging market equity returns. China constitutes about 17% of the MSCI emerging markets index, and the MSCI China index returned an astounding 48.06%.

Beginning in mid-2014, data indicating a significant deceleration of the Chinese economy alarmed authorities, who then undertook measures to introduce liquidity. In particular, the authorities lowered bank interest rates, reduced reserve requirements, and directed banks to lend more to smaller enterprises. A portion of this additional liquidity found its way into highly speculative purchases of stocks on the “A-Shares” market traditionally accessible only to domestic Chinese investors, driving up that market to price levels well beyond levels supported by corporate earnings.

In late 2014, the Shanghai and Hong Kong stock exchanges established a mutual electronic trading platform, allowing a substantially greater volume of two-way flows. These two-way flows tempted foreign investors to speculate in “A-Shares” while at the same time caused a price surge for “H-Shares”, Chinese stocks traded in Hong Kong. It was this surge in “H-Shares” that is reflected in the 48.06% return of the MSCI China index. Under MSCI index construction rules, the MSCI China index covers “H-Shares” because they are fully accessible to foreign investors.

Other emerging markets registered mixed performance during the reporting period. MSCI Taiwan returned 16.14%, partly on the strength of the neighboring Chinese market, and partly on the strength of semiconductor exports. MSCI Korea returned only -0.61%, the result of currency depreciation and loss of some market share in the global mobile market. The recently elected Indian administration of Prime Minister Modi began adopting market-oriented economic policies in 2014 and has promised additional measures. As a result, the MSCI India index returned 14.07% during the reporting period.

Brazil, Russia, and Turkey stood in stark contrast to China, India, and Taiwan. The MSCI Brazil index returned -19.68% as a consequence of allegations of high-level corruption within the administration of President Rousseff, especially in connection with Petrobras, which constitutes a significant part of Brazilian market cap. Such uncertainty has only been partly alleviated by the appointment of a pro-market finance minister. The MSCI Russia index returned -6.60%. During the reporting period, Russian stocks suffered from both the drop in crude oil prices and from economic sanctions. MSCI Turkey registered a -9.73% return due to market concerns over President Erdogan’s adverse interventions into central bank policymaking.

The Fund allocates assets between developed and emerging markets based on the advice by Wilmington Trust Investment Advisors Investment Strategy Team’s (“IST”) tactical asset allocation recommendations. During the reporting period, the Fund had a target 72% allocation to developed large-cap countries, 12% to developed small-cap countries, and 16% allocation to emerging markets. In addition, the current allocation to developed large-cap countries was 50% value and 50% growth.

ANNUAL REPORT / April 30, 2015 (unaudited)

In May of 2014, we replaced Baring International Investment Limited (“Barings”) with JO Hambro Capital Management, Ltd.

As of April 30, 2015, our sub-advisor line-up consisted of the following asset managers: JO Hambro Capital Management (“Hambro”), Dimensional Fund Advisors LP (“DFA”), LSV Asset Management (“LSV”), Northern Cross LLC (“Northern Cross”), Oberweis Asset Management (“Oberweis”), Parametric Portfolio Associates LLC (“Parametric”), and Wilmington Trust Investment Advisors, Inc. (“WTIA”).

Hambro and Northern Cross provide developed-country growth sleeves. DFA and LSV offer developed-country value sleeves. Oberweis offers a developed-country small cap sleeve. Parametric offers an emerging market sleeve. WTIA allocates assets of the Fund among the sub-advisors to achieve the IST’s cap/style/regional weightings.

During the reporting period, the portfolios managed by Hambro, Oberweis, and LSV outperformed their respective style/cap indexes. The portfolios managed by Northern Cross, DFA, and Parametric underperformed their respective indexes.

During the reporting period, country allocation provided the largest contribution to the Fund’s overall returns in excess of the benchmark.

An overweight to the United States, which is off-benchmark, provided the single largest contribution, given the appreciation of the U.S. dollar against major currencies and also the comparatively large appreciation of the U.S. stock market. Underweights to Australia, Canada, the U.K., Brazil, and South Korea were also contributors. Detracting from performance was a collective overweight to countries using the euro and to Switzerland.

As for sectors, an overweight to health care and information technology, as well as an underweight to telecoms, contributed to performance. An overweight to industrials detracted from performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.40%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany,

Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and it is not possible to invest directly in an index.

***

The MSCI EAFE Index (Europe, Australasia, Far East) (Net, USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and it is not possible to invest directly in an index.

MSCI Emerging Markets Index (Net, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World ex-US Index (Net, USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. market. The MSCI World ex-US Index consisted of 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World ex-US Growth and Value Indices (Net, USD) are free float-adjusted market capitalization weighted indices that are designed to measure the equity market performance of developed markets excluding the U.S. market. MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics including forward looking variables. The objective of the index design is to divide constituents of the MSCI World ex-US Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

The MSCI ACWI ex-US Small Cap Index captures small cap representation across 23 of 24 Developed Markets countries (excluding the US) and 21 Emerging Markets countries*. With 4,168 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 70 constituents, the index covers approximately 85% of the equity universe.

The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips and P chips. With 139 constituents, the index covers approximately 85% of the China equity universe.

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.

The MSCI Korea Index is designed to measure the performance of the large and mid cap segments of the South Korean market. With 107 constituents, the index covers approximately 85% of the Korean equity universe.

April 30, 2015 (unaudited) / ANNUAL REPORT

The MSCI Russia Index is designed to measure the performance of the large and mid cap segments of the Russian market. With 22 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Russia.

The MSCI Taiwan Index is designed to measure the performance of the large and mid cap segments of the Taiwan market. With 101 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Taiwan.

The MSCI Turkey Index is designed to measure the performance of the large and mid cap segments of the Turkish market. With 25 constituents, the index covers approximately 85% of the equity universe in Turkey.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – CLASS A†

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager International Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the MSCI ACWI ex-US.2

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-2.40%
5 Years	3.95%
Start of Performance (12/19/05)	3.01%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.75%
After Waivers	1.34%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the MSCI ACWI ex-US assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – CLASS I†

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Multi-Manager International Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Morgan Stanley Capital International All Country World Index ex-US (Net, USD) (“MSCI ACWI ex-US”).2

                    VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	3.46%
5 Years	5.31%
10 Years	5.22%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.50%
After Waivers	1.21%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the MSCI ACWI ex-US assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

†	The information presented above, for the period prior to March 12, 2012, is historical information for the WT Multi-Manager International Fund.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Multi-Manager Alternatives Fund (the “Fund”) had a total return of 2.73%* for Class A Shares and 2.91%* for Class I Shares, versus its benchmark, the HFRX Global Hedge Fund Index**, which had a total return of 1.31%.

Fund Highlights

The Fund produced positive performance and met its risk objectives. Manager cross correlation was low and each strategy produced gains gross of fees. The Fund’s annualized volatility for the fiscal year was 3.33%, the realized beta to S&P 500 was 0.08, and the realized correlation to the Barclays U.S. Aggregate was 0.17.

Performance by Strategy

The global macro strategy, managed by PE/Global was the largest contributor to the Fund’s performance as the strategy maintained a long dollar position versus a number of currencies based on the manager’s quantitative model. The positioning paid off handsomely as the dollar rose dramatically from July 2014 onward. In addition to the positive performance, P/E Global maintained its diversification properties as it showed negative cross-correlation to the other strategies.

Long/short equity was slightly positive. The year saw a number of manager changes as 2 sub-advisors left the portfolio and 3 were added. The additions were generalist managers Highland Long/ Short and Calamos Long/Short as well as sector specialist Highland Healthcare. Each of the new sub-advisors have been managing their strategies for a number of years and have produced solid performance since they began trading for the Fund. For the year, all allocations within the strategy showed small gains with the notable exception of Calypso Capital Management, LP (Calypso). Calypso is a European focused manager which had been a strong performer in the Fund, but experienced losses in 2014 as European equity markets declined. At the same time, the firm experienced personnel turnover and asset outflows and the decision was made to end the sub-advisory relationship. Our relationship with Loeb King also ended after the principal decided to return outside capital and focus on investing his own money. While the relationship was shorter than we expected, it was slightly profitable while it existed. The sub-advisor turnover within the portfolio was higher than we expect going forward but the Fund was able to manage through the process without any disruption to our process and we have conviction in our current slate of relationships.

Our event driven strategy, accessed through investment in the Arbitrage Fund, posted modest gains. The manager was able to minimize losses around AbbVie/Shire failed deal in October, 2014, and was able to take advantage of increased opportunities that arose thereafter.

Our corporate credit strategies contributed positively to returns. Acuity Capital Management, LLC (Acuity) remains primarily focused on short-dated credits but has recently been successful by selectively investing in longer-duration credits where they found opportunities for high returns and minimal downside after sell off during the 4th quarter of 2014. Osterweis Strategic Income Fund continues to believe that attractive returns can be secured by purchasing high yield bonds nearing maturity.

Options arbitrage, managed by Parametric Risk Advisers, was positive and remained negatively correlated to the other strategies. After a period of low volatility and rising stock prices, the VIX rose sharply in the 4th quarter of 2014. While the strategy lost money around this rise, it subsequently made back those losses and more as the expectations for increased volatility did not come to fruition.

Commentary & Outlook

We believe opportunities for strong risk adjusted returns remain across financial markets in which our managers participate. While economies in the developed world are not growing particularly fast, most are slowly improving and we believe risk of a near-term recession is low. We expect equity market performance to moderate from the rates experienced in the past five years, but fundamentals still support gains. Additionally, dispersion among individual stock performance has led to a better environment for active managers in general and long/short managers in particular. In high yield credit markets, spreads are 100 to 150 basis points higher than lows of last summer while company fundamentals remain strong and default rates extremely low. Different pockets of the high yield market, such as energy related names and lower rated issues have seen more dramatic cheapening giving rise to potentially attractive return prospects. Volatility within currency markets has risen sharply and looks to remain elevated –while this causes issues for multinational corporations, commodity investors and market participants; it has proven very profitable for our global macro strategy. And finally, merger activity continues to be robust with deal volume continuing to increase year over year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.97%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is composed of active private funds with assets under management of a least $50 million reporting to Hedge Fund Research, Inc. (HFRX). The performance results reported by HFRX are asset weighted. The index is unmanaged and it is not possible to invest directly in an index.

Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations.

April 30, 2015 (unaudited) / ANNUAL REPORT

Beta is a coefficient which measures the volatility of the stock’s returns relative to a given market index.

Chicago Board Options Exchange Volatility Index (VIX) - VIX is designed to measure the market’s expectation of 30-day volatility implied by at-the-money S&P 500® Index option prices. VIX estimates expected volatility by averaging the weighted prices of S&P 500® puts and calls over a wide range of strike prices. As such, VIX does not serve as a benchmark for returns, but rather as an indication of opportunities that may be present in the marketplace when utilizing volatility-based, or volatility management, strategies. There is no established return benchmark for volatility or options strategies. International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value, some are subjective and others are objective.

Correlation is a statistical measure of how two securities move in relation to each other.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager Alternatives Fund (Class A) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2015, compared to the HFRX Global Hedge Fund Index.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-2.97%
Start of Performance (1/12/12)	1.92%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	3.39%
After Waivers	2.80%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Multi-Manager Alternatives Fund (Class I) (the “Fund”) from January 12, 2012 (start of performance) to April 30, 2015, compared to the HFRX Global Hedge Fund Index.2

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	2.91%
Start of Performance (1/12/12)	3.92%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	3.14%
After Waivers	2.55%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Multi-Manager Real Asset Fund (the “Fund”) had a total return of 1.14%* for Class A Shares and 1.40%* for Class I Shares, versus its benchmarks, the Barclays Capital World Government Inflation Linked Bond Index (hedged, USD) (Barclays World GILB Index) ** and its Blended Index which had total returns of 7.76% and 3.76%, respectively.

The Blended Index is currently a mix of 50% Barclays World GILB Index, 35% S&P Developed Property Index**, and 15% Dow Jones-UBS Commodity Index (“DJUBSCI”) **. During this period, the Fund’s underlying managers and investments underperformed their individual benchmarks while tactical asset allocation decisions at the Fund level to underweight global inflation linked bonds (ILBs) and overweight real estate related securities were positive contributors over the course of the fiscal year.

The Fund allocated 5% more than its blended benchmark to public real estate securities during the year while reducing the allocation to global ILB’s by 5%. The Fund’s target weightings of 45% global ILB’s, 40% real estate related securities and 15% commodities reflected our belief that a slowly growing economy, low interest rates, available financing and restrained inflation would benefit real estate to a greater extent than ILB’s or commodities.

Real yields on ILB’s fell steadily during the fiscal year from 0.15% to -0.43% as measured by the Barclays World GILB Index with volatility picking up noticeably in 2015 as quantitative easing initiated by the European Central Bank and a slowdown in U.S. growth reduced expectations that the Federal Reserve would finally begin raising interest rates at their upcoming meeting in June. The long average maturities of ILB’s are particularly sensitive to these changes in overall interest rate levels and the index returned 7.76% for the fiscal year. The Fund’s overall ILB allocation under-performed its index 5.89% vs 7.76% as the active managers trailed slightly during the year and HSBC was removed from the portfolio. An overweight position in U.S. Treasury Inflation-Protected Securities and a reduced duration exposure for a portion of the year also reduced returns relative to the index.

Global real estate securities were up 11.92% during the fiscal year, measured by the S&P Developed Property Index, as real estate markets benefited from declining interest rates, European stimulus and continued improvement in the operating characteristics of most properties. Performance of the real estate allocation within the Fund trailed the benchmark but was attractive on an absolute basis, 9.58%. Most of the weak relative performance was attributable to EII Investors which was replaced during the year by Parametric, a new sub-advisor to the Fund.

Commodities proved to be the worst performer among the three asset classes, for the fiscal year ending -24.69% as measured by the Bloomberg Commodity Index. The extremely poor absolute performance was driven by a collapse in energy prices as recognition of global oversupply driven by U.S. exploitation of shale gas and tight oil fields appeared to sink in. Beyond the more than 40% loss in energy, agricultural commodities were off -31%, further hurting overall index returns.

The Fund’s overall commodity allocation underperformed its index slightly -26.09% for the fiscal year. An overweight to energy in the earlier part of the year led to most of the poor relative performance before we reduced energy exposure and increased ownership of deferred contracts while moving to a more rapid rebalancing methodology to take advantage of the volatility occurring across the commodity complex.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.41%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Barclays Capital World Government Inflation-Linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely to invest.

S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

Dow Jones - UBS Commodity Index Total Return is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER REAL ASSET FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Multi-Manager Real Asset Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the Barclays Capital World Government Inflation-Linked Bond Index (“BCWGILB”)2 and the Real Asset Blended Index.2,3

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-4.41%
5 Years	3.46%
Start of Performance (12/19/05)	3.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.62%
After Waivers	1.36%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCWGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50% Barclays World Government ILB Index, 35% S&P Developed Property Index, 15% Dow Jones-UBS Commodity Index. For the period January 1, 2009 through December 31, 2010, the Real Asset Blended Index was based on the following weightings of the indices: 40% Barclays World Government ILB Index, 30% S&P Developed Property Index and 30% Dow Jones-UBS Commodity Index. For the period since inception through December 31, 2008 the Real Asset Blended Index was based on the following weightings of the indices: 50% Barclays US Treasury Inflation Protected Securities (TIPS) Index, 30% FTSE NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON MULTI-MANAGER REAL ASSET FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Multi-Manager Real Asset Fund (Class I) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the BCWGILB2 and the Real Asset Blended Index.2,3

VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	1.40%
5 Years	4.92%
10 Years	5.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.37%
After Waivers	1.11%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCWGILB and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50% Barclays World Government ILB Index, 35% S&P Developed Property Index, 15% Dow Jones-UBS Commodity Index. For the period January 1, 2009 through December 31, 2010, the Real Asset Blended Index was based on the following weightings of the indices: 40% Barclays World Government ILB Index, 30% S&P Developed Property Index and 30% Dow Jones-UBS Commodity Index. For the period since inception through December 31, 2008 the Real Asset Blended Index was based on the following weightings of the indices: 50% Barclays US Treasury Inflation Protected Securities (TIPS) Index, 30% FTSE NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Strategic Allocation Conservative Fund (the “Fund”) returned 3.28%* for Class A Shares and 3.63%* for Class I Shares, versus its benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Conservative Blended Index**, which returned 4.46% and 3.33%, respectively.

The Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Conservative Blended Index.

Over the past year, the Class I Shares outperformed the Conservative Blended Index by 0.30%. During the period, tactical decisions contributed to relative performance, while manager performance was essentially neutral to overall Fund performance. Netting fees charged by the Fund and the various mutual funds employed by the Fund yielded a modest outperformance for the fiscal year. During the fiscal year, the Fund faced a now familiar environment that witnessed the continuation of stimulus tapering by the Federal Reserve (the “Fed”), and markets increasingly focused on the timing and magnitude of Fed interest rate actions. The Eurozone, faced with the threat of deflation, initiated its own version of Quantitative Easing in the latter half of the fiscal year. Toss in a collapse in energy prices, and the fiscal year had all the makings of another macro-driven global economic environment.

Against this backdrop, several tactical positions proved beneficial for the Conservative Fund. In a market hungry for growth, the Fund’s sizeable overweight of growth equities versus value proved beneficial, as growth outpaced value by a wide margin. In large capitalization domestic equities, as measured by the Russell 1000 Index, growth outperformed value by 7.35% in the fiscal year. The effect was more dramatic in small capitalization stocks, as measured by the Russell 2000 Index, where growth outperformed value by 9.76% in the fiscal year. In an ongoing environment of tepid growth with low inflation, equities outperformed bonds and inflation hedges, and the Fund benefitted from an overweight of equities funded principally from an underweight of inflation hedges, core bonds, and international fixed income. Performance of the active managers utilized by the Fund was mixed during the year, and proved neutral to overall performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.42%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Conservative Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 53% Barclays Capital U.S. Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-US Investable Market Index; 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indexes are unmanaged and it is not possible to invest directly in an index.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

The Russell 1000 is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index.

The Russell 2000 is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index.

Eurozone is the collective group of countries which use the Euro as their common currency.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE

FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Conservative Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Conservative Blended Index.2,3

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	-2.42%
5 Years	3.24%
Start of Performance (12/19/05)	3.26%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.99%
After Waivers	1.46%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is currently based on a weighting of the following indices: 53% Barclays U.S. Aggregate Bond Index, 7.5% HFRX Absolute Hedge Fund Index, 7.5% HFRX Global Hedge Fund Index, 7.2% Russell 3000 Index, 7.0% Barclays Global Aggregate ex-U.S. Index, 5.0% Barclays World Government Inflation-Linked Bond Index, 4.8% MSCI All Country World ex-U.S. Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index, 3% Citigroup 3-Month T-Bill.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE

FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Strategic Allocation Conservative Fund (Class I) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the BCAB2 and the Conservative Blended Index.2,3

                      VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	3.63%
5 Years	4.68%
Start of Performance (12/19/05)	4.14%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.74%
After Waivers	1.21%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB and the Conservative Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Conservative Blended Index is currently based on a weighting of the following indices: 53% Barclays U.S. Aggregate Bond Index, 7.5% HFRX Absolute Hedge Fund Index, 7.5% HFRX Global Hedge Fund Index, 7.2% Russell 3000 Index, 7.0% Barclays Global Aggregate ex-U.S. Index, 5.0% Barclays World Government Inflation-Linked Bond Index, 4.8% MSCI All Country World ex-U.S. Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index, 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Strategic Allocation Moderate Fund (the “Fund”) had a total return of 6.09%* for Class A Shares and 6.35%* for Class I Shares, versus its current benchmarks, the Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index, and the Moderate Blended Index**, which had total returns of 12.74%, 4.46%, and 4.72%, respectively.

The Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Moderate Blended Index.

Over the past year, the Class I Shares outperformed the Moderate Blended Index by 1.63%. During the period, both tactical decisions and manager performance contributed to overall Fund performance, with expenses charged by the Fund and the various mutual funds employed by the Fund recapturing a portion of the benefit. During the fiscal year, the Fund faced a now familiar environment that witnessed the continuation of stimulus tapering by the Federal Reserve (the “Fed”), and markets increasingly focused on the timing and magnitude of Fed interest rate actions. The Eurozone, faced with the threat of deflation, initiated its own version of Quantitative Easing in the latter half of the fiscal year. Toss in a collapse in energy prices, and the fiscal year had all the makings of another macro-driven global economic environment.

Against this backdrop, several tactical positions proved beneficial for the Moderate Fund. In a market hungry for growth, the Fund’s sizeable overweight of growth equities versus value proved beneficial, as growth outpaced value by a wide margin. In large capitalization domestic equities, as measured by the Russell 1000 Index, growth outperformed value by 7.35% in the fiscal year. The effect was more dramatic in small capitalization stocks, as measured by the Russell 2000 Index, where growth outperformed value by 9.76% in the fiscal year. In an ongoing environment of tepid growth with low inflation, equities outperformed bonds and inflation hedges, and the Fund benefitted from an overweight of equities funded principally from an underweight of inflation hedges, core bonds, and international fixed income. The active managers utilized by the Moderate Fund witnessed a tough start to calendar year 2014, but rebounded nicely to provide a significant contribution to relative performance in the fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.25%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indexes are unmanaged and it is not possible to invest directly in an index.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

The Russell 2000 is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index.

Eurozone is the collective group of countries which use the Euro as their common currency.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC

ALLOCATION MODERATE FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Moderate Fund (Class A) (the “Fund”) from April 30, 2005 to April 30, 2015, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2, the Russell 3000 Index2 and the Moderate Blended Index.2,3

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	0.25%
5 Years	5.24%
10 Years	4.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	2.05%
After Waivers	1.44%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB, the Russell 3000 Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Moderate Blended Index is currently based on a weighting of the following indices: 27% Russell 3000 Index, 20% Barclays U.S. Aggregate Bond Index, 18% MSCI All Country World ex-U.S. Index, 7.5% HFRX Absolute Hedge Fund Index, 7.5% HFRX Global Hedge Fund Index, 7% Barclays Global Aggregate ex-U.S. Index, 5% Barclays World Government Inflation-Linked Bond Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index, 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON STRATEGIC

ALLOCATION MODERATE FUND – Class I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Strategic Allocation Moderate Fund (Class I) (the “Fund”) from June 11, 2010 (start of performance) to April 30, 2015, compared to the BCAB2, the Russell 3000 Index2 and the Moderate Blended Index.2,3

                      VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	6.35%
Start of Performance (6/11/10)	8.23%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.80%
After Waivers	1.19%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB, the Russell 3000 Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Moderate Blended Index is currently based on a weighting of the following indices: 27% Russell 3000 Index, 20% Barclays U.S. Aggregate Bond Index, 18% MSCI All Country World ex-U.S. Index, 7.5% HFRX Absolute Hedge Fund Index, 7.5% HFRX Global Hedge Fund Index, 7% Barclays Global Aggregate ex-U.S. Index, 5% Barclays World Government Inflation-Linked Bond Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index, 3% Citigroup 3-Month T-Bill.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2015, Wilmington Strategic Allocation Aggressive Fund (the “Fund”) had a total return of 7.89%* for Class A Shares and 8.08%* for Class I Shares, versus its benchmarks, the Russell 3000 Index**, MSCI All Country World ex-US Investable Market Index**, and the Aggressive Blended Index**, which returned 12.74%, 2.60%, and 7.43%, respectively.

The Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Strategy Team and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Aggressive Blended Index.

Over the past year, the Class I Shares outperformed the Aggressive Blended Index by 0.65%. During the period, both tactical decisions and manager performance contributed to overall Fund performance, with expenses charged by the Fund and the various mutual funds employed by the Fund recapturing a portion of the benefit. During the fiscal year, the Fund faced a now familiar environment that witnessed the continuation of stimulus tapering by the Federal Reserve (the “Fed”), and markets increasingly focused on the timing and magnitude of Fed interest rate actions. The Eurozone, faced with the threat of deflation, initiated its own version of Quantitative Easing in the latter half of the fiscal year. Toss in a collapse in energy prices, and the fiscal year had all the makings of another macro-driven global economic environment. Against this backdrop, several tactical positioning moves proved beneficial for the Fund. In a market hungry for growth, the Fund’s sizeable overweight of growth equities versus value proved beneficial, as growth outpaced value by a wide margin. In large capitalization domestic equities, as measured by the Russell 1000 Index, growth outperformed value by 7.35% in the fiscal year. The effect was more dramatic in small capitalization stocks, as measured by the Russell 2000 Index, where growth outperformed value by 9.76% in the fiscal year. With no imminent threat of inflation, the Fund’s overweight of equities funded by an underweight position to inflation hedges also proved beneficial. The active managers utilized by the Fund witnessed a tough start to calendar year 2014, but rebounded nicely to provide a significant contribution to relative performance in the fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.96%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. MSCI All Country World ex-US Index (ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the large-cap and mid-cap equity market performance of developed and emerging markets excluding the U.S. market. The MSCI All Country World ex-US Investable Market Index (ACWI IMI ex-US) is designed to also include the small-cap equity market performance which is not included in the ACWI ex-US. The ACWI ex-US and ACWI IMI ex-US Indices consisted of 45 country indices comprising 22 developed and 23 emerging market country indices. The Aggressive Blended Index is calculated by the investment advisor and represents the weighted returns for the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Quantitative Easing (QE) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

The Russell 1000 is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index.

The Russell 2000 is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index.

ANNUAL REPORT / April 30, 2015 (unaudited)

WILMINGTON STRATEGIC

ALLOCATION AGGRESSIVE FUND – CLASS A

The graph below illustrates the hypothetical investment of $10,0001 in the Wilmington Strategic Allocation Aggressive Fund (Class A) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index (“MSCI ACWI ex-US Investable Market Index”)2 and the Aggressive Blended Index.2,3

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	1.96%
5 Years	7.53%
Start of Performance (12/19/05)	4.19%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	2.23%
After Waivers	1.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in A Shares of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 3000 Index, the MSCI ACWI ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is currently based on a weighting of the following indices: 48% Russell 3000 Index, 32% MSCI All Country World ex-U.S. Index, 7% HFRX Global Hedge Fund Index, 5% Barclays World Government Inflation-Linked Bond Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index, 3% Citigroup 3-Month T-Bill.

April 30, 2015 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC

ALLOCATION AGGRESSIVE FUND – CLASS I

The graph below illustrates the hypothetical investment of $1,000,0001,2 in the Wilmington Strategic Allocation Moderate Fund (I Shares) (the “Fund”) from December 19, 2005 (start of performance) to April 30, 2015, compared to the Russell 3000 Index2, the MSCI All Country World ex-US Investable Market Index (“MSCI ACWI ex-US Investable Market Index”)2 and the Aggressive Blended Index.2,3

Average Annual Total Returns for the Periods Ended April 30, 2015

1 Year	8.08%
5 Years	9.01%
Start of Performance (12/19/05)	5.07%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.98%
After Waivers	1.45%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 3000 Index, the MSCI ACWI ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index and the represented index is unmanaged.

3	The Aggressive Blended Index is currently based on a weighting of the following indices: 48% Russell 3000 Index, 32% MSCI All Country World ex-U.S. Index, 7% HFRX Global Hedge Fund Index, 5% Barclays World Government Inflation-Linked Bond Index, 3.5% S&P Global Developed Property Index, 1.5% Dow Jones-UBS Commodity Index, 3% Citigroup 3-Month T-Bill.

ANNUAL REPORT / April 30, 2015 (unaudited)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,062.80	$ 6.85	1.34%

Class I	$1,000.00	$1,064.20	$ 6.19	1.21%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.15	$ 6.71	1.34%

Class I	$1,000.00	$1,018.79	$ 6.06	1.21%

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Actual

Class A	$1,000.00	$1,025.30	$12.30	2.45%

Class I	$1,000.00	$1,025.30	$11.10	2.21%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,012.65	$12.23	2.45%

Class I	$1,000.00	$1,013.84	$11.03	2.21%

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Actual

Class A	$1,000.00	$1,001.10	$ 6.10	1.23%

Class I	$1,000.00	$1,002.40	$ 4.92	0.99%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.70	$ 6.16	1.23%

Class I	$1,000.00	$1,019.89	$ 4.96	0.99%

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Actual

Class A	$1,000.00	$1,019.50	$ 4.01	0.80%

Class I	$1,000.00	$1,020.80	$ 2.76	0.55%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.83	$ 4.01	0.80%

Class I	$1,000.00	$1,022.07	$ 2.76	0.55%

April 30, 2015 (unaudited) / ANNUAL REPORT

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Actual

Class A	$1,000.00	$1,038.00	$3.84	0.76%

Class I	$1,000.00	$1,039.30	$2.58	0.51%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.03	$3.81	0.76%

Class I	$1,000.00	$1,022.27	$2.56	0.51%

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Actual

Class A	$1,000.00	$1,049.20	$4.57	0.90%

Class I	$1,000.00	$1,050.50	$3.30	0.65%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.33	$4.51	0.90%

Class I	$1,000.00	$1,021.57	$3.26	0.65%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

ANNUAL REPORT / April 30, 2015 (unaudited)

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager International Fund

At April 30, 2015, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Financials	21.0%
Health Care	13.2%
Industrials	11.7%
Consumer Discretionary	10.9%
Information Technology	9.5%
Consumer Staples	9.1%
Materials	8.6%
Energy	4.6%
Telecommunication Services	3.6%
Utilities	1.4%
Real Estate & Development	0.1%
Preferred Stocks	1.3%
Call Warrants	0.9%
Real Estate Investment Trusts	0.6%
Investment Companies	0.3%
Certificates	0.2%
Rights	0.0%[3]
Cash Equivalents[1]	6.4%
Other Assets and Liabilities – Net[2]	(3.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	14.7%
United Kingdom	12.6%
Switzerland	9.2%
France	7.9%
Germany	7.4%
China	4.0%
Canada	3.9%
Australia	2.8%
Sweden	2.6%
Netherlands	2.1%
United States	1.9%
Spain	1.8%
South Korea	1.7%
Ireland	1.6%
Italy	1.6%
Denmark	1.5%
Taiwan	1.5%
Finland	1.2%
Singapore	1.2%
Hong Kong	1.0%
All other countries less than 1.0%	11.5%
Preferred Stocks	1.3%
Call Warrants	0.9%
Real Estate Investment Trusts	0.6%
Investment Companies	0.3%
Certificates	0.2%
Rights	0.0%[3]
Cash Equivalents[1]	6.4%
Other Assets and Liabilities – Net[2]	(3.4)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

COMMON STOCKS – 93.7%

ARGENTINA – 0.1%

Adecoagro SA*	5,500	$53,405

Arcos Dorados Holdings, Inc.#	6,100	36,600

Banco Macro SA ADR	580	32,045

BBVA Banco Frances SA ADR*	1,270	24,486

Cresud SACIF y A ADR	2,251	29,601

Description	Number of Shares	Value

Grupo Financiero Galicia SA ADR	1,320	$29,093

MercadoLibre, Inc.	740	105,324

Petrobras Argentina SA ADR	8,536	60,350

Telecom Argentina SA ADR*	4,350	90,741

Transportadora de Gas del Sur SA ADR	10,400	51,272

TOTAL ARGENTINA		$512,917

AUSTRALIA – 2.8%

AGL Energy Ltd.††	4,217	50,590

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    25

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Alumina Ltd.*,††	31,910	$38,721

Alumina Ltd. ADR*	4,000	19,277

Amcor Ltd.††	7,111	75,705

AMP Ltd.††	10,091	51,116

APA Group††	5,889	44,539

Arrium Ltd.††	532,800	72,673

Asciano Ltd.††	29,174	151,586

ASX Ltd.††	1,019	33,848

Aurizon Holdings Ltd.††	10,737	40,990

Australia & New Zealand Banking Group Ltd.††	24,664	659,958

Bendigo & Adelaide Bank Ltd.††	38,763	368,988

BHP Billiton Ltd.††	19,987	510,397

BlueScope Steel Ltd.*,††	6,507	17,904

Boart Longyear Ltd.*,††	48,400	7,570

Boral Ltd.††	9,548	47,562

Brambles Ltd.††	6,521	55,583

Challenger Ltd.††	44,000	244,322

Commonwealth Bank of Australia††	3,657	255,980

Crown Ltd.††	3,064	31,375

CSL Ltd.††	868	62,221

Domino’s Pizza Enterprises L††	10,500	302,198

Downer EDI Ltd.††	40,700	141,527

Echo Entertainment Group Ltd.††	18,904	67,498

Fortescue Metals Group Ltd.#,††	16,743	28,284

GPT Group††	8,152	28,730

Harvey Norman Holdings Ltd.††	9,633	33,408

Incitec Pivot Ltd.††	31,391	98,584

James Hardie Industries††	2,466	28,324

Lend Lease Group††	34,696	438,395

Macquarie Group Ltd.††	14,670	898,870

Mcmillan Shakespeare Ltd.††	23,900	218,170

Metcash Ltd.#,††	42,500	44,364

Mineral Resources Ltd.#,††	24,300	123,538

National Australia Bank Ltd.††	23,843	690,385

Newcrest Mining Ltd.††	445,895	4,998,266

Orica Ltd.#,††	13,403	212,406

Origin Energy Ltd.††	15,480	154,734

Orora Ltd.††	296,300	515,524

Primary Health Care Ltd.††	44,600	174,564

Qantas Airways Ltd.*,††	125,500	335,455

QBE Insurance Group Ltd.	11,717	126,377

Rio Tinto Ltd.††	11,005	496,078

Santos Ltd.††	31,969	208,193

Scentre Group††	5,363	15,798

Sims Metal Management Ltd.#,††	2,669	22,748

Skilled Group Ltd.††	65,800	66,979

Description	Number of Shares	Value

Suncorp Group Ltd.††	16,400	$169,599

Tabcorp Holdings Ltd.††	24,444	93,906

Tatts Group Ltd.††	32,697	104,155

Telstra Corp. Ltd.††	5,228	25,699

Toll Holdings Ltd.††	11,181	79,136

Transurban Group††	2,109	16,488

Treasury Wine Estates Ltd.††	5,439	23,854

Wesfarmers Ltd.#,††	15,485	533,758

Westfield Corp.††	4,442	33,025

Westpac Banking Corp.††	6,909	198,501

Woodside Petroleum Ltd.††	15,283	421,464

Woolworths Ltd.††	2,759	64,058

TOTAL AUSTRALIA		$15,073,945

AUSTRIA – 0.6%

Ams AG††	16,000	869,878

Buwog AG#,*,††	365	7,380

Erste Group Bank AG#,††	51,067	1,441,808

OMV AG††	8,231	273,958

Raiffeisen International Bank Holding AG#,††	6,757	112,169

Voestalpine AG††	9,400	393,560

TOTAL AUSTRIA		$3,098,753

BAHRAIN – 0.0%**

Al-Salam Bank††	268,200	99,859

GFH*,††	169,936	37,530

TOTAL BAHRAIN		$137,389

BELGIUM – 0.9%

Ageas††	4,379	164,529

Anheuser-Busch InBev NV#,††	24,363	2,966,158

bpost SA††	11,500	329,803

Colruyt SA††	454	21,457

Delhaize Group SA††	8,947	720,238

Delhaize Group SA ADR	7,850	157,157

KBC Groep NV††	1,940	127,639

Solvay SA††	1,700	250,317

Telenet Group Holding NV*,††	726	43,629

UCB SA††	1,492	107,473

Umicore SA††	1,295	64,370

TOTAL BELGIUM		$4,952,770

BOTSWANA – 0.1%

Barclays Bank of Botswana Ltd.††	100,300	41,432

Botswana Insurance Holdings Ltd.††	60,900	76,314

First National Bank of Botswana††	274,700	106,180

Sechaba Breweries Ltd.††	61,203	179,252

Standard Chartered Bank Botswana Ltd.	41,700	53,542

TOTAL BOTSWANA		$456,720

ANNUAL REPORT / April 30, 2015

26    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

BRAZIL – 0.7%

Ambev SA	33,575	$211,282

Banco do Brasil SA	8,167	70,991

BB Seguridade Participacoes SA	6,000	69,181

BM&FBovespa SA	11,907	48,806

BR Malls Participacoes SA	5,800	31,609

BRF SA	6,756	144,832

CCR SA	22,200	121,944

Centrais Eletricas Brasileiras SA	19,300	46,633

CETIP SA - Mercados Organizados	1,600	18,225

Cia de Saneamento Basico do Estado de Sao Paulo	9,000	53,170

Cia Energetica de Minas Gerais	2,768	13,450

Cia Siderurgica Nacional SA	4,700	12,589

Cielo SA	28,399	390,693

Cosan SA Industria e Comercio	1,200	11,566

CPFL Energia SA	12,589	83,023

Cyrela Brazil Realty SA Empreendimentos e Participacoes	7,500	29,124

EDP - Energias do Brasil SA	10,300	38,425

Embraer SA	16,100	125,681

Estacio Participacoes SA	7,700	45,669

Fibria Celulose SA*	3,300	46,440

Gafisa SA	28,700	26,672

Itau Unibanco Holding SA ADR	92,435	1,185,017

Klabin SA - Unit	8,000	49,121

Kroton Educacional SA	22,600	82,961

Localiza Rent a Car SA	4,440	52,049

Lojas Renner SA	2,500	87,165

Marfrig Alimentos SA*	14,350	19,527

MRV Engenharia e Participacoes SA	6,800	18,394

Natura Cosmeticos SA	3,600	34,411

Odontoprev SA	13,200	46,308

Qualicorp SA	8,500	68,582

Rumo Logistica Operadora Mulimodal SA*	49,524	21,533

Souza Cruz SA	2,900	25,603

Tim Participacoes SA	32,506	104,112

Totvs SA	4,400	51,565

Tractebel Energia SA	4,900	57,490

Ultrapar Participacoes SA	4,600	105,299

Weg SA	15,240	81,538

TOTAL BRAZIL		$3,730,680

BULGARIA – 0.0%**

Central Cooperative Bank AD*,††	20,482	12,493

Chimimport AD*,††	10,600	10,596

Doverie Holding AD*,††	11,040	7,478

Olovno Tzinkov Komplex AD*	900	—

Petrol AD*	37,250	21,383

Description	Number of Shares	Value

Sopharma AD Sofia††	14,000	$25,712

TOTAL BULGARIA		$77,662

CANADA – 3.9%

Agnico-Eagle Mines Ltd.	1,785	54,051

Agrium, Inc.	2,192	227,103

Air Canada	35,800	341,828

Alimentation Couche Tard, Inc.	1,532	58,639

Bank of Montreal	4,027	262,963

Bank of Montreal	874	57,098

Bank of Nova Scotia#	2,161	119,164

Barrick Gold Corp.	53,976	702,768

BCE, Inc.	168	7,406

Blackberry Ltd.#,*	3,556	36,125

Bombardier, Inc.	131,900	266,752

Bonavista Energy Corp.#	1,621	11,165

Brookfield Asset Management, Inc.	1,986	106,946

CAE, Inc.	1,400	17,371

Cameco Corp.	5,717	100,517

Canadian Imperial Bank of Commerce#	8,353	670,733

Canadian National Railway Co.	1,755	113,315

Canadian Natural Resources Ltd. (2171573)#	22,904	761,476

Canadian Oil Sands Ltd.	2,858	31,055

Canadian Pacific Railway Ltd.	199	37,941

Canadian Tire Corp. Ltd.	2,973	314,894

Canadian Utilities Ltd.	1,396	45,357

Catamaran Corp.*	878	52,109

CCL Industries, Inc. Class B	2,365	271,902

Cenovus Energy, Inc.	9,737	183,283

Cott Corp.#	37,800	329,238

Crescent Point Energy Corp.#	5,512	143,863

Dirtt Environmental Solution*	25,500	166,759

Dollarama, Inc.	8,333	478,500

Dominion Diamond Corp.	19,000	374,488

Dorel Industries, Inc.	8,700	255,988

Eldorado Gold Corp.	6,710	33,406

Empire Co. Ltd.	6,834	493,759

Enbridge, Inc.	2,696	140,912

Encana Corp.	22,681	322,297

Ensign Energy Services, Inc.	2,332	18,594

Fairfax Financial Holdings Ltd.	656	358,312

First Quantum Minerals Ltd.	8,817	135,050

Firstservice Corp.	4,400	288,033

Franco-Nevada Corp.	993	51,555

Genworth MI Canada, Inc.	1,061	30,911

Gildan Activewear, Inc.	1,200	38,034

Goldcorp, Inc.	6,282	118,290

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    27

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Husky Energy, Inc.	7,942	$177,601

Imperial Oil Ltd.	1,692	74,580

Industrial Alliance Insurance & Financial Services, Inc.	1,794	65,292

Intact Financial Corp.	587	45,213

Keyera Corp.	8,500	299,208

Kinross Gold Corp.*	20,413	49,573

Laurentian Bank of Canada	5,700	228,142

Lundin Mining Corp.*	15,100	75,093

Magna International, Inc.	12,358	622,765

Manulife Financial Corp.#	31,084	565,773

Martinrea International, Inc.	4,600	45,943

MEG Energy Corp.	1,178	22,720

Metro, Inc.	16,145	466,753

National Bank of Canada	13,100	529,320

Nevsun Resources Ltd.	42,600	168,070

New Gold, Inc.*	4,369	14,666

Onex Corp.	258	15,536

Open Text Corp.	600	30,316

Pan American Silver Corp.	589	5,607

Parex Resources, Inc.*	40,400	324,138

Pembina Pipeline Corp.#	1,266	44,061

Pengrowth Energy Corp.#	576	1,934

Penn West Petroleum Ltd.	3,500	8,645

Peyto Exploration & Dev Corp.	700	20,347

Potash Corp. of Saskatchewan, Inc. (2696980)	476	15,544

Power Corp. of Canada#	1,700	46,709

Power Financial Corp.	554	17,137

Precision Drilling Corp.	3,100	22,537

Rogers Communications, Inc.	1,122	40,081

Royal Bank of Canada	2,547	169,117

Saputo, Inc.	729	21,601

Secure Energy Services, Inc.#	16,500	233,311

Shaw Communications, Inc.#	14,324	327,440

Silver Wheaton Corp.	1,091	21,522

Sun Life Financial, Inc.	3,587	114,790

Suncor Energy, Inc.	29,505	960,967

Superior Plus Corp.#	29,000	333,386

Talisman Energy, Inc.	25,355	202,328

Teck Resources Ltd.#	8,809	133,721

TELUS Corp.	1,729	59,802

Thomson Reuters Corp.#	2,729	112,123

Toronto-Dominion Bank	3,201	147,779

Tourmaline Oil Corp.*	2,741	94,600

TransAlta Corp.#	7,100	70,544

TransCanada Corp.	1,159	53,795

Transcontinental, Inc.	12,000	184,799

Description	Number of Shares	Value

Turquoise Hill Resources Ltd.	5,300	$22,228

Valeant Pharmaceuticals International, Inc.*	21,451	4,651,658

Vermilion Energy, Inc.	982	47,273

WestJet Airlines Ltd.	12,000	271,828

Whitecap Resources, Inc.#	5,000	61,956

Yamana Gold, Inc.	14,015	53,551

TOTAL CANADA		$21,023,373

CHILE – 0.4%

AES Gener SA	53,119	30,603

Aguas Andinas SA	57,100	33,775

Antarchile SA	5,564	70,045

Banco de Chile	861,492	99,016

Banco de Credito e Inversiones	1,241	61,870

Banco Santander Chile	876,218	47,174

Banco Santander Chile ADR	2,592	56,532

Banmedica SA	35,543	74,933

CAP SA	2,590	9,244

Cencosud SA	25,800	66,848

Cia Cervecerias Unidas SA ADR	2,500	54,675

Colbun SA	160,447	48,542

Corpbanca SA	6,076,800	68,830

Empresa Nacional de Electricidad SA ADR	2,110	97,313

Empresas CMPC SA	40,150	112,648

Empresas COPEC SA	17,135	196,692

Enersis SA	404,755	141,388

ENTEL Chile SA	16,674	188,579

Latam Airlines Group SA	5,926	56,711

Parque Arauco SA	33,651	68,661

Quinenco SA	31,602	68,722

Ripley Corp. SA	37,500	19,926

SACI Falabella	21,748	169,646

Sociedad Matriz SAAM SA	373,941	33,020

Sonda SA	49,407	116,706

Vina Concha y Toro SA ADR#	1,100	42,922

TOTAL CHILE		$2,035,021

CHINA – 4.0%

Agricultural Bank of China Ltd.††	132,000	74,313

Anhui Conch Cement Co. Ltd.††	24,000	97,038

Baidu, Inc. ADR*	1,100	220,308

Bank of China Ltd.††	138,000	94,558

Bank of Communications Co. Ltd.††	78,800	80,775

Belle International Holdings Ltd.††	55,000	70,591

Brilliance China Automotive Holdings Ltd.††	28,000	52,548

Byd Co. Ltd.#,*,††	6,000	36,248

China Agri-Industries Holdings Ltd.††	145,000	82,802

China CITIC Bank Corp. Ltd.††	42,000	38,088

China Coal Energy Co. Ltd.#,††	75,000	49,300

ANNUAL REPORT / April 30, 2015

28    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

China Communications Construction Co. Ltd.††	96,000	$174,610

China Construction Bank Corp.††	144,810	140,572

China COSCO Holdings Co. Ltd.#,*,††	135,500	124,579

China Eastern Airlines Corp. Ltd.*,††	74,000	57,141

China Life Insurance Co. Ltd.††	16,000	77,653

China Longyuan Power Group Corp.††	37,000	45,854

China Mengniu Dairy Co. Ltd.††	15,000	75,989

China Merchants Bank Co. Ltd.††	23,052	69,194

China Merchants Holdings International Co. Ltd.††	18,000	81,660

China Minsheng Banking Corp. Ltd.††	72,000	105,132

China Mobile Ltd.††	377,989	5,398,925

China National Building Material Co. Ltd.††	34,000	41,240

China Oilfield Services Ltd.††	16,000	32,851

China Overseas Land & Investment Ltd.††	20,320	84,641

China Pacific Insurance Group Co. Ltd.††	6,800	36,858

China Petroleum & Chemical Corp.††	235,800	222,540

China Railway Construction Corp. Ltd.††	29,400	58,704

China Resources Enterprise Ltd.††	26,000	79,647

China Resources Land Ltd.††	10,222	37,088

China Resources Power Holdings Co. Ltd.††	39,600	119,459

China Shenhua Energy Co. Ltd.††	32,000	83,106

China Southern Airlines Co. Ltd.††	81,000	79,600

China Telecom Corp. Ltd.††	202,000	149,643

China Unicom Hong Kong Ltd.††	54,652	102,644

China Yurun Food Group Ltd.#,*,††	106,000	36,552

CNOOC Ltd.††	150,000	255,782

COSCO Pacific Ltd.††	38,000	59,590

Ctrip.com International Ltd. ADR*	1,600	101,888

Datang International Power Generation Co. Ltd.††	132,000	77,215

Dongfeng Motor Group Co. Ltd.††	30,000	49,841

Great Wall Motor Co. Ltd.#,††	616,426	4,677,182

Guangzhou Automobile Group Co. Ltd.††	64,974	70,538

Hengan International Group Co. Ltd.††	6,500	80,190

Industrial & Commercial Bank of China††	149,000	129,252

Inner Mongolia Yitai Coal Co.††	13,200	20,026

Intime Retail Group Co. Ltd.††	35,000	39,135

Jiangxi Copper Co. Ltd.††	20,000	41,274

Kingboard Chemical Holdings Ltd.††	136,200	247,885

Kunlun Energy Co. Ltd.#,††	28,000	33,240

Lenovo Group Ltd.††	40,000	68,783

NetEase, Inc. ADR	1,100	141,009

New Oriental Education & Technology

Group ADR	2,600	66,534

Parkson Retail Group Ltd.††	84,000	21,282

PetroChina Co. Ltd.††	196,000	252,794

Description	Number of Shares	Value

PICC Property & Casualty Co. Ltd.††	20,000	$44,311

Ping An Insurance Group Co. of China Ltd.††	5,000	71,506

Qihoo 360 Technology Co. Ltd. ADR*	700	42,210

Shandong Weigao Group Medical Polymer Co. Ltd.††	64,000	59,147

Shanghai Electric Group Co. Ltd.#,††	90,000	91,773

Shanghai Industrial Holdings Ltd.#,††	13,000	51,831

Sihuan Pharmaceutical Holdings Group Ltd.	69,000	31,408

SINA Corp.*	900	39,596

Sinopec Shanghai Petrochemical Co. Ltd.††	81,000	48,936

Sinopharm Group Co.-H††	14,400	68,397

Sohu.com, Inc.*	700	46,515

Tencent Holdings Ltd.††	271,996	5,613,693

Tingyi Cayman Islands Holding Corp.††	14,000	29,565

Want Want China Holdings Ltd.#,††	65,000	71,300

Wumart Stores, Inc.††	27,000	23,599

Yangzijiang Shipbuilding Holdings Ltd.††	28,000	30,921

Yantai Changyu Pioneer Wine Co. Ltd.††	9,100	42,002

Yanzhou Coal Mining Co. Ltd.††	40,000	39,998

Youku Tudou, Inc. ADR#,*	1,300	24,310

Zijin Mining Group Co. Ltd.	90,000	34,720

ZTE Corp.††	11,440	38,496

TOTAL CHINA		$21,390,125

COLOMBIA – 0.4%

Almacenes Exito SA	5,850	63,707

Banco de Bogota SA	1,888	49,839

Bancolombia SA ADR#	30,608	1,385,624

Celsia SA Esp	6,600	13,992

Cementos Argos SA	19,300	81,997

Corp. Financiera Colombiana SA	1,730	27,817

Ecopetrol SA	64,690	55,130

Ecopetrol SA ADR#	8,000	136,960

Empresa de Energia de Bogota SA	67,410	48,110

Grupo Argos SA	10,017	78,639

Grupo Aval Acciones y Valores	107,700	54,483

Grupo de Inversiones Suramericana SA	5,400	88,730

Grupo Nutresa SA	12,078	125,546

Grupo Odinsa SA	6,695	26,589

Interconexion Electrica SA ESP	13,178	44,259

Isagen SA ESP	48,800	65,251

TOTAL COLOMBIA		$2,346,673

CROATIA – 0.1%

Atlantska Plovidba DD*,††	262	8,259

Ericsson Nikola Tesla††	200	39,920

Hrvatski Telekom DD††	5,250	128,892

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    29

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Koncar-Elektroindustrija DD††	720	$75,118

Ledo DD††	20	22,739

Podravka DD*,††	1,000	47,363

Privredna Banka Zagreb DD	830	67,782

Valamar Riviera DD††	16,851	51,605

VIRO Tvornica Secera*,††	370	16,191

Zagrebacka Banka DD††	3,000	15,808

TOTAL CROATIA		$473,677

CZECH REPUBLIC – 0.2%

CEZ AS††	13,570	352,551

Komercni Banka AS††	1,400	311,983

Pegas Nonwovens SA††	1,790	53,340

Philip Morris CR AS††	180	76,687

Unipetrol AS*,††	15,059	94,676

TOTAL CZECH REPUBLIC		$889,237

DENMARK – 1.5%

AP Moeller - Maersk A/S Class A††	275	134,953

AP Moeller - Maersk A/S Class B††	70	545,761

Carlsberg A/S#,††	2,102	191,636

CHR Hansen Holding A/S††	5,000	242,060

Coloplast A/S††	246	20,080

Danske Bank A/S††	5,976	169,484

DSV A/S††	1,213	42,079

Genmab A/S*,††	6,412	493,732

Jyske Bank-Reg††	897	43,925

Novo Nordisk A/S Class B††	71,332	4,004,627

Novozymes A/S††	785	36,217

Pandora A/S††	7,300	754,539

Royal Unibrew††	1,231	235,660

Sydbank A/S††	8,200	307,813

TDC A/S††	72,292	550,389

Tryg A/S††	98	10,642

Vestas Wind Systems A/S*,††	3,479	157,799

William Demant Holding A/S*,††	4,131	339,700

TOTAL DENMARK		$8,281,096

EGYPT – 0.2%

Alexandria Mineral Oils Co.††	6,200	38,100

Commercial International Bank Egypt SAE††	39,655	287,003

Eastern Tobacco††	3,670	94,227

Egyptian Financial Group-Hermes Holding*,††	30,365	56,642

Egyptian Kuwaiti Holding Co. SAE*,††	49,507	32,632

ElSwedy Electric Co.††	17,100	106,161

EZZ Steel*	27,000	45,646

Juhayna Food Industries††	61,900	75,620

Orascom Telecom Holding SAE*,††	272,255	115,664

Description	Number of Shares	Value

Orascom Telecom Media & Technology Holding SAE*,††	224,975	$28,285

Oriental Weavers††	40,500	55,976

Sidi Kerir Petrochemicals Co.††	30,650	59,154

Six of October Development*,††	8,300	12,578

Talaat Moustafa Group††	63,935	84,170

TOTAL EGYPT		$1,091,858

ESTONIA – 0.1%

AS Merko Ehitus††	4,300	48,112

AS Tallinna Vesi††	5,400	89,776

Nordecon AS††	12,000	14,690

Olympic Entertainment Group AS††	42,630	91,769

Tallink Group AS††	198,320	171,288

Tallinna Kaubamaja AS††	11,600	77,684

TOTAL ESTONIA		$493,319

FINLAND – 1.2%

Amer Sports OYJ††	10,200	255,266

Cargotec Corp. Class B††	8,600	346,715

Fortum OYJ††	10,774	212,758

Huhtamaki OYJ††	12,400	396,401

Kone OYJ††	1,037	44,613

Neste Oil OYJ#,††	17,629	479,475

Nokia OYJ*,††	558,216	3,766,530

Outotec OYJ#,*,††	37,000	258,517

Stora Enso OYJ††	15,540	163,532

UPM-Kymmene OYJ††	20,475	370,487

Uponor OYJ††	7,100	109,338

Wartsila OYJ Abp††	1,296	59,461

TOTAL FINLAND		$6,463,093

FRANCE – 7.9%

Accor SA††	11,238	616,235

Air Liquide SA††	10,899	1,425,377

Alstom SA††	9,000	282,729

Arkema SA#,††	2,079	167,304

AtoS††	133	10,395

AXA SA††	148,173	3,746,685

BNP Paribas SA††	18,371	1,160,154

Bollore SA††	6,403	36,593

Bouygues SA††	6,300	260,094

Bureau Veritas SA††	1,528	35,981

Casino Guichard Perrachon SA††	1,573	139,097

Christian Dior SA††	241	47,116

Cie de St-Gobain#,††	38,013	1,727,582

Cie Generale des Etablissements Michelin††	21,905	2,442,758

CNP Assurances††	33,410	600,495

Credit Agricole SA††	30,899	480,738

Danone SA††	670	48,483

ANNUAL REPORT / April 30, 2015

  30    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Edenred††	974	$26,112

Electricite de France SA††	29,206	743,144

Essilor International SA††	20,626	2,512,870

GDF Suez††	22,279	453,298

Gemalto NV††	147	13,657

Hermes International††	400	150,852

Iliad SA††	79	18,624

Ingenico Group††	1,400	175,662

JCDecaux SA††	22,391	884,536

Kering††	249	46,049

Lafarge SA††	4,064	296,530

Lagardere SCA††	2,100	67,412

Legrand SA††	25,645	1,482,867

L’Oreal SA††	36,783	7,019,708

LVMH Moet Hennessy Louis Vuitton SA††	9,916	1,733,976

Metropole Television SA††	16,500	344,369

Natixis††	18,680	154,623

Orange SA††	32,409	533,820

Pernod-Ricard SA††	20,372	2,531,914

Peugeot SA*,††	13,836	261,579

Publicis Groupe SA	1,052	88,232

Renault SA††	5,479	576,488

Rexel SA††	4,831	91,048

Sa des Ciments Vicat††	165	11,898

Sanofi††	9,655	982,789

Schneider Electric SA††	44,138	3,299,250

SCOR SE††	7,560	272,098

SEB SA††	6,100	564,882

SES SA††	1,261	44,193

Societe BIC SA††	157	26,821

Societe Generale SA††	18,578	928,803

STMicroelectronics NV††	15,609	124,491

Suez Environnement Co.*,††	2,225	45,380

Technip SA††	482	32,859

Teleperformance††	4,300	322,776

Thales SA††	7,600	462,657

Total SA††	22,998	1,245,342

Valeo SA††	2,700	432,864

Vallourec SA††	2,403	56,665

Veolia Environnement SA††	1,458	30,851

Vinci SA††	1,080	66,242

Vivendi SA††	7,707	193,204

Zodiac Aerospace††	1,495	54,901

TOTAL FRANCE		$42,634,152

GERMANY – 7.4%

Adidas AG††	1,066	87,344

Description	Number of Shares	Value

Allianz SE††	27,568	$4,692,486

Aurelius AG††	3,900	187,005

BASF SE#,††	9,053	899,399

Bayer AG††	1,988	286,138

Bayerische Motoren Werke AG††	12,596	1,485,884

Brenntag AG††	454	27,240

Celesio AG††	1,825	54,156

Commerzbank AG*,††	9,457	127,584

Continental AG#	451	105,694

Daimler AG††	46,938	4,512,941

Deutsche Bank AG††	24,901	796,804

Deutsche Lufthansa AG††	5,417	74,709

Deutsche Post AG††	2,070	68,162

Deutsche Telekom AG††	6,972	128,150

E.ON AG††	22,227	346,030

Fraport AG Frankfurt Airport Services Worldwide††	1,145	72,420

Freenet AG††	12,600	408,116

Fresenius Medical Care AG & Co. KGaA††	11,577	972,952

Fresenius SE & Co. KGaA††	23,264	1,384,045

GEA Group AG††	91,237	4,381,747

Hannover Rueck SE††	812	82,540

HeidelbergCement AG††	3,305	253,694

Henkel AG & Co. KGaA††	42,837	4,339,199

K+S AG#,††	3,051	99,461

Kion Group AG*,††	6,400	283,936

Linde AG††	13,224	2,584,101

Merck KGaA††	2,174	234,368

Metro AG††	3,123	113,192

Muenchener Rueckversicherungs AG††	4,387	856,333

Osram Licht AG*,††	311	16,385

ProSiebenSat.1 Media AG††	1,194	61,046

Rheinmetall AG††	2,600	133,115

RWE AG††	4,651	115,575

SAP AG††	42,303	3,196,630

Siemens AG††	1,359	147,835

Sixt SE††	4,500	215,482

Stada Arzneimittel AG††	5,400	197,526

Stroeer Media SE††	9,200	340,145

Symrise AG††	69,433	4,209,965

Talanx AG††	928	29,520

Telefonica Deutschland Holdi††	11,335	70,250

United Internet AG††	702	31,386

Volkswagen AG††	2,822	714,852

Wincor Nixdorf AG††	7,300	276,310

Zalando SE*,††	11,200	344,271

TOTAL GERMANY		$40,046,123

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    31

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

GHANA – 0.1%

CAL Bank Ltd.††	498,146	$135,114

Ghana Commercial Bank Ltd.††	92,696	129,323

HFC Bank Ghana Ltd.	160,050	71,087

Produce Buying Co. Ltd.*	288,000	8,977

Standard Chartered Bank Ghana Ltd.††	13,200	69,650

TOTAL GHANA		$414,151

GREECE – 0.2%

Alpha Bank AE*,††	128,958	45,188

Athens Water Supply & Sewage Co.††	3,776	21,178

Costamare, Inc.	1,300	26,299

Diana Shipping, Inc.*	4,511	28,194

Dryships, Inc.*	30,400	21,584

Ellaktor SA††	8,300	18,633

Eurobank Ergasias SA*,††	204,553	31,139

FF Group††	800	24,123

Frigoglass SA*,††	3,182	5,723

GasLog Ltd.#	2,400	53,496

GEK Terna Holding Real Estate Construction SA††	7,360	14,634

Hellenic Petroleum SA††	5,916	29,502

Hellenic Telecommunications Organization SA††	13,519	122,887

Jumbo SA*	4,495	46,384

Metka SA††	1,500	13,990

Motor Oil Hellas Corinth Refineries SA††	4,200	36,777

Mytilineos Holdings SA*,††	7,642	52,705

National Bank of Greece SA*,††	34,284	48,071

OPAP SA††	9,420	84,276

Piraeus Bank SA*,††	39,200	17,495

Public Power Corp. SA††	21,344	143,569

Titan Cement Co. SA*,††	3,548	89,485

Tsakos Energy Naviagation Ltd.	5,100	46,818

Viohalco SA*,††	4,300	12,803

TOTAL GREECE		$1,034,953

HONG KONG – 1.0%

AIA Group Ltd.††	35,000	232,767

ASM Pacific Technology Ltd.††	1,100	12,277

Bank of East Asia Ltd.††	9,200	39,914

Cathay Pacific Airways Ltd.††	10,000	25,750

Cheung Kong Infrastructure Holdings Ltd.††	3,000	25,414

China Taiping Insurance Hold††	155,273	576,856

CK Hutchison Holdings Ltd.††	15,868	344,212

CLP Holdings Ltd.††	3,000	26,261

Dah Sing Financial Holdings Ltd.††	49,044	344,318

Hang Lung Group Ltd.††	15,000	79,416

Hang Lung Properties Ltd.††	67,301	227,516

Description	Number of Shares	Value

Henderson Land Development Co. Ltd.††	5,094	$40,839

HKT Trust / HKT Ltd.††	346	463

Hong Kong & China Gas Co. Ltd.††	34,587	82,386

Hong Kong Exchanges and Clearing Ltd.#,††	2,100	80,053

Hongkong & Shanghai Hotels††	6,000	8,794

Hopewell Holdings Ltd.††	5,500	21,152

Huabao International Holdings Ltd.††	569,000	639,125

Hutchison Port Holdings Trust††	75,500	50,869

Hutchison Whampoa Ltd.††	25,400	373,424

Hysan Development Co. Ltd.††	8,000	36,965

Kerry Logistics Network Ltd.††	2,500	4,026

Kerry Properties Ltd.††	5,000	20,406

MTR Corp. Ltd.††	9,000	44,232

New World Development Co. Ltd.††	154,217	204,547

Orient Overseas International Ltd.††	2,500	15,344

Sands China Ltd.††	13,600	55,439

Shangri-La Asia Ltd.††	28,857	43,767

Sino Land Co. Ltd.††	20,000	35,187

Skyworth Digital Holdings Ltd.††	486,000	432,948

Smartone Telecommunications Holdings Ltd.††	116,500	212,279

Sun Hung Kai Properties Ltd.††	30,165	500,997

Swire Pacific Ltd.††	10,000	25,280

Swire Pacific Ltd.††	9,000	121,385

Television Broadcasts Ltd.††	48,200	314,013

Wharf Holdings Ltd.††	22,000	158,512

Wheelock & Co. Ltd.††	14,703	82,792

Wynn Macau Ltd.††	8,800	17,813

TOTAL HONG KONG		$5,557,738

HUNGARY – 0.2%

Magyar Telekom Telecommunications PLC††	81,250	121,528

MOL Hungarian Oil & Gas PLC††	4,913	273,296

OTP Bank PLC††	18,150	401,337

Richter Gedeon Nyrt††	15,760	264,587

TOTAL HUNGARY		$1,060,748

INDIA – 0.2%

GAIL India Ltd. GDR††	1,170	39,563

ICICI Bank Ltd. ADR	18,000	196,740

Infosys Ltd. ADR	10,600	328,388

Larsen & Toubro Ltd. GDR - Reg S	1,204	30,401

Reliance Industries Ltd. GDR††,Ω	8,800	235,755

State Bank of India GDR††	1,700	71,524

Tata Motors Ltd. ADR	2,390	98,444

Wipro Ltd. ADR	7,400	84,878

TOTAL INDIA		$1,085,693

INDONESIA – 0.4%

Adaro Energy Tbk PT††	470,600	31,686

ANNUAL REPORT / April 30, 2015

32    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

AKR Corporindo Tbk PT††	143,500	$57,444

Aneka Tambang Persero Tbk PT††	221,500	13,541

Astra International Tbk PT††	309,500	162,869

Bank Central Asia Tbk PT††	215,500	223,130

Bank Danamon Indonesia Tbk PT††	81,122	24,814

Bank Mandiri Persero Tbk PT††	117,900	96,978

Bank Negara Indonesia Persero Tbk PT††	142,000	70,079

Bank Rakyat Indonesia Persero Tbk PT††	133,300	119,010

Bumi Resources Tbk PT*,††	1,083,000	5,990

Bumi Serpong Damai PT††	230,800	33,071

Charoen Pokphand Indonesia Tbk PT††	200,000	43,611

Gudang Garam Tbk PT††	6,700	25,751

Indo Tambangraya Megah Tbk PT††	21,000	20,391

Indocement Tunggal Prakarsa Tbk PT††	48,000	77,516

Indofood Sukses Makmur Tbk PT††	148,000	76,816

Indosat Tbk PT††	70,500	21,746

International Nickel Indones††	89,700	19,271

Kalbe Farma Tbk PT††	274,000	37,880

Lippo Karawaci Tbk PT††	501,000	45,709

Perusahaan Gas Negara Persero Tbk PT††	275,000	86,679

Semen Indonesia Persero Tbk PT††	100,500	96,643

Surya Semesta Internusa Tbk PT††	410,000	37,183

Tambang Batubara Bukit Asam Persero Tbk PT††	25,000	17,975

Telekomunikasi Indonesia Persero Tbk PT††	1,046,200	210,413

Unilever Indonesia Tbk PT††	24,000	78,703

United Tractors Tbk PT††	75,500	124,143

XL Axiata Tbk PT††	70,000	21,725

TOTAL INDONESIA		$1,880,767

IRELAND – 1.6%

Bank of Ireland*,††	369,635	142,891

Endo International PLC*	48,664	4,090,939

Icon PLC	9,700	624,098

Kerry Group PLC††	988	72,670

Mallinckrodt PLC*	34,513	3,906,181

Permanent TSB Group Holdings PLC*,††	380	2,146

TOTAL IRELAND		$8,838,925

ISRAEL – 0.2%

Bank Hapoalim BM††	28,839	144,252

Bank Leumi Le-Israel BM*,††	20,667	80,326

Elbit Systems Ltd.††	274	21,682

Israel Discount Bank Ltd.*,††	13,897	24,413

Mizrahi Tefahot Bank Ltd.††	2,704	30,244

Teva Pharmaceutical Industries Ltd.††	14,578	885,823

Teva Pharmaceutical Industries Ltd. ADR	2,106	127,245

TOTAL ISRAEL		$1,313,985

Description	Number of Shares	Value

ITALY – 1.6%

Anima Holding SpA*,††	27,800	$247,520

Assicurazioni Generali SpA††	2,595	50,704

Astaldi SpA††	28,300	246,026

Atlantia SpA††	1,615	45,422

Azimut Holding SpA††	20,400	598,796

Banca Monte Dei Paschi Siena#,††	17,224	10,615

Banco Popolare Sc*,††	888	14,039

Brembo-SpA††	8,600	344,023

Enel SpA††	114,365	542,085

Eni SpA††	23,254	446,149

ERG SpA††	10,500	150,941

Exor SpA††	99,523	4,591,408

Finmeccanica SpA*,††	2,961	37,779

Intesa Sanpaolo SpA††	25,562	85,876

Luxottica Group SpA††	392	25,816

Mediobanca SpA††	12,419	120,558

Moncler SpA††	22,100	393,558

Pirelli & C. SpA††	1,489	25,763

Prysmian SpA††	1,573	32,078

Salini Impregilo SpA††	46,600	203,340

Telecom Italia SpA ADR	4,715	55,401

UniCredit SpA††	59,895	429,935

Unione di Banche Italiane SCPA††	23,449	186,124

TOTAL ITALY		$8,883,956

JAPAN – 14.7%

ABC-Mart, Inc.††	100	5,690

Adastria Holdings Co. Ltd.††	8,400	254,830

Aeon Co. Ltd.#	14,700	182,881

Aida Engineering Ltd.††	21,300	242,830

Ain Pharmaciez, Inc.††	4,500	158,763

Aisin Seiki Co. Ltd.††	3,900	178,339

Ajinomoto Co., Inc.††	2,000	44,345

Alfresa Holdings Corp.††	3,600	53,952

Alps Electric Co.#,††	14,600	362,670

Amada Co. Ltd.††	3,600	36,328

Aoyama Trading Co. Ltd.††	400	13,835

Asahi Glass Co. Ltd.#,††	11,000	74,030

Asahi Group Holdings Ltd.††	1,400	45,020

Asahi Intecc Co. Ltd.††	1,800	110,850

Asahi Kasei Corp.††	20,000	188,333

Asics Corp.#,††	800	20,528

Astellas Pharma, Inc.††	1,700	26,470

Bank of Kyoto Ltd.††	4,000	43,606

Bank of Yokohama Ltd.††	17,000	107,891

Benesse Holdings, Inc.††	700	21,939

Bridgestone Corp.††	2,200	92,144

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    33

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Brother Industries Ltd.††	18,700	$297,525

Canon Marketing Japan, Inc.††	1,600	30,055

Canon, Inc.††	1,100	39,220

Casio Computer Co. Ltd.††	1,200	24,262

Central Glass Co. Ltd.††	82,000	376,764

Central Japan Railway Co.††	500	89,303

Chiba Bank Ltd.††	10,000	82,184

Chugai Pharmaceutical Co. Ltd.††	500	15,206

Chugoku Bank Ltd.††	1,500	24,099

Citizen Holdings Co. Ltd.††	7,300	57,770

Coca-Cola East Japan Co. Ltd.#,††	2,500	46,718

Coca-Cola West Co. Ltd.††	1,400	22,274

Cosmo Oil Co. Ltd.#,††	12,000	17,791

Credit Saison Co. Ltd.††	1,500	28,365

Dai Nippon Printing Co. Ltd.††	9,000	92,975

Daido Steel Co. Ltd.††	5,000	23,908

Daihatsu Motor Co. Ltd.††	6,300	91,258

Dai-ichi Life Insurance Co. Ltd.††	9,900	162,715

Daiichi Sankyo Co. Ltd.††	11,800	204,951

Dainippon Ink & Chemicals, Inc.††	7,000	21,178

Daito Trust Construction Co. Ltd.††	600	69,870

Daiwa House Industry Co. Ltd.††	3,000	66,975

Daiwa Securities Group, Inc.††	567,648	4,709,104

DCM Holdings Co. Ltd.††	28,600	238,513

Denki Kagaku Kogyo KK#,††	8,000	32,666

Denso Corp.††	100	4,965

Dentsu, Inc.††	31,365	1,462,070

Dynam Japan Holdings Co. Ltd.††	122,200	259,063

East Japan Railway Co.††	1,300	114,903

Ebara Corp.††	14,000	62,238

Eisai Co.Ltd.††	700	46,660

Eizo Nanao Corp.††	9,500	210,731

FamilyMart Co. Ltd.††	300	12,919

FANUC Corp.††	36,913	8,119,483

Fast Retailing Co. Ltd.††	200	78,776

Foster Electric Co. Ltd.††	14,900	385,577

Fuji Machine Manufacturing Co.#	14,600	180,160

FUJIFILM Holdings Corp.††	7,457	280,883

Fujitsu Ltd.††	8,000	53,027

Fukuoka Financial Group, Inc.††	14,690	84,397

Geo Holdings Corp.††	20,000	217,233

Glory Ltd.††	1,200	33,213

Gunma Bank Ltd.††	3,000	21,244

H2O Retailing Corp.††	1,000	17,993

Hachijuni Bank Ltd.††	2,000	15,591

Hakuhodo DY Holdings, Inc.††	1,300	13,912

Hamamatsu Photonics KK††	600	17,501

Hankyu Hanshin Holdings, Inc.††	2,000	12,072

Description	Number of Shares	Value

Haseko Corp.††	25,700	$253,769

Heiwa Corp.††	19,100	398,226

Hino Motors Ltd.††	15,100	196,991

Hirose Electric Co. Ltd.#,††	315	44,353

Hiroshima Bank Ltd.††	12,000	70,090

Hitachi Capital Corp.#,††	1,800	40,779

Hitachi Chemical Co. Ltd.††	2,200	42,583

Hitachi Construction Machinery Co. Ltd.††	800	14,203

Hitachi Ltd.††	9,000	61,406

Hitachi Metals Ltd.††	2,000	31,278

Hitachi Transport System Ltd.††	1,300	20,966

Hokkaido Electric Power Co., Inc.#,*,††	2,300	21,212

Hokuhoku Financial Group, Inc.††	9,000	21,523

Honda Motor Co. Ltd.††	24,700	828,077

House Foods Corp.††	1,600	32,674

Hoya Corp.††	1,300	50,103

Ibiden Co. Ltd.#,††	6,100	106,686

Idemitsu Kosan Co. Ltd.††	1,200	23,246

IHI Corp.††	8,000	36,677

Inpex Corp.††	3,016	37,852

Isuzu Motors Ltd.††	21,700	287,608

ITOCHU Corp.††	61,200	753,560

Iyo Bank Ltd.††	3,000	37,371

J Front Retailing Co. Ltd.††	3,500	58,323

Japan Airlines Co. Ltd.††	1,200	40,011

Japan Exchange Group, Inc.††	155,518	4,493,252

Japan Tobacco, Inc.††	60,410	2,109,569

JFE Holdings, Inc.††	7,998	180,554

JGC Corp.††	2,000	41,622

Joyo Bank Ltd.††	9,000	49,229

Juroku Bank Ltd.††	3,000	11,943

JX Holdings, Inc.††	70,182	305,620

Kamigumi Co. Ltd.††	4,000	40,049

Kaneka Corp.††	9,000	62,747

Kansai Electric Power Co., Inc.*,††	5,100	51,254

Kansai Paint Co. Ltd.††	2,000	35,651

Kao Corp.††	1,400	67,045

Kawasaki Kisen Kaisha Ltd.††	21,000	54,245

Kayaba Industry Co. Ltd.††	76,000	288,564

KDDI Corp.††	22,200	525,304

Keisei Electric Railway Co. Ltd.††	1,000	11,854

Keyence Corp.††	130	69,400

Kintetsu Corp.††	12,000	42,500

Kirin Holdings Co. Ltd.††	4,300	56,916

Kobe Steel Ltd.††	64,000	116,326

Komatsu Ltd.††	53,847	1,083,355

Konica Minolta, Inc.††	8,500	93,858

K’s Holdings Corp.††	800	26,712

ANNUAL REPORT / April 30, 2015

34    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Kubota Corp.††	5,000	$78,255

Kuraray Co. Ltd.††	4,500	60,852

Kyocera Corp.††	2,374	123,926

Kyocera Corp. ADR	200	10,392

Kyowa Exeo Corp.#,††	16,100	187,830

Kyushu Electric Power Co., Inc.*,††	2,600	27,729

Lawson, Inc.††	500	35,955

LIXIL Group Corp.††	19,103	398,174

M3, Inc.††	12,048	227,653

Mabuchi Motor Co. Ltd.††	8,200	490,998

Makita Corp.††	400	19,962

Marubeni Corp.††	79,500	492,269

Medipal Holdings Corp.††	3,400	46,384

Megmilk Snow Brand Co. Ltd.††	11,700	140,297

Miraca Holdings, Inc.#,††	3,400	171,052

Misumi Group, Inc.††	9,900	371,529

Mitsubishi Chemical Holdings Corp.††	32,500	202,353

Mitsubishi Corp.††	19,010	410,174

Mitsubishi Electric Corp.††	3,000	39,179

Mitsubishi Estate Co. Ltd.††	6,659	156,735

Mitsubishi Gas Chemical Co., Inc.††	2,000	11,176

Mitsubishi Heavy Industries Ltd.#,††	36,000	199,466

Mitsubishi Materials Corp.††	32,000	115,199

Mitsubishi Motors Corp.††	2,000	18,402

Mitsubishi UFJ Financial Group, Inc.††	262,194	1,862,718

Mitsui & Co. Ltd.††	14,037	196,323

Mitsui Chemicals, Inc.††	18,000	59,508

Mitsui Fudosan Co. Ltd.††	3,000	88,933

Mitsui OSK Lines Ltd.#,††	28,000	98,860

Mizuho Financial Group, Inc.††	634,700	1,209,917

Mochida Pharmaceutical Co. Ltd.††	2,300	157,214

MS&AD Insurance Group Holdings††	5,882	168,325

Nabtesco Corp.††	1,000	27,504

NEC Corp.††	60,000	199,621

Nhk Spring Co. Ltd.††	4,600	52,663

Nichirei Corp.††	63,000	332,542

Nikkiso Co. Ltd.#,††	27,700	259,117

Nikon Corp.††	5,900	83,889

Nintendo Co. Ltd.††	300	50,370

Nippo Corp.††	2,000	33,448

Nippon Electric Glass Co. Ltd.††	3,000	17,060

Nippon Express Co. Ltd.††	20,000	114,809

Nippon Paper Industries Co. Ltd.#,††	2,200	38,364

Nippon Shokubai Co. Ltd.††	1,000	13,807

Nippon Steel & Sumitomo Metal Corp.††	132,442	344,510

Nippon Telegraph & Telephone Corp.††	15,300	1,033,133

Nippon Yusen KK††	41,000	128,884

Nishi-Nippon City Bank Ltd.††	9,000	28,678

Description	Number of Shares	Value

Nissan Motor Co. Ltd.††	91,400	$948,795

Nisshinbo Holdings, Inc.††	3,000	31,074

Nitto Denko Corp.††	500	32,043

NKSJ Holdings, Inc.††	3,900	127,413

Nomura Holdings, Inc.††	34,300	222,519

Nomura Real Estate Holdings, Inc.††	2,200	44,720

North Pacific Bank Ltd.#,††	8,800	34,752

NTN Corp.*,††	5,000	27,293

NTT Data Corp.††	300	13,423

NTT DoCoMo, Inc.††	26,333	466,423

Oji Paper Co. Ltd.††	31,000	137,870

Omron Corp.††	108,736	4,992,947

Open House Co. Ltd.	11,500	292,483

Oriental Land Co. Ltd.††	800	54,160

Otsuka Corp.††	900	41,453

Otsuka Holdings Co. Ltd.††	10,100	318,802

Paltac Corp.††	14,200	203,453

Panasonic Corp.††	3,300	47,269

Paramount Bed Holdings Co. Ltd.#,††	7,200	195,085

Rakuten, Inc.††	1,700	29,700

Resona Holdings, Inc.††	127,000	677,173

Ricoh Co. Ltd.††	46,600	481,599

Rinnai Corp.††	200	15,175

Sankyo Co. Ltd.††	700	26,514

Sankyu, Inc.#,††	34,000	159,458

Santen Pharmaceutical Co. Ltd.††	27,200	360,049

SBI Holdings, Inc.††	3,500	46,430

Secom Co. Ltd.††	900	63,784

Sega Sammy Holdings, Inc.††	1,600	22,337

Seiko Epson Corp.††	200	3,495

Sekisui House Ltd.††	15,100	234,060

Seven & I Holdings Co. Ltd.††	1,600	68,775

Seven Bank Ltd.††	1,000	5,388

Sharp Corp.#,*,††	11,000	23,704

Shimadzu Corp.††	18,000	210,543

Shimano, Inc.††	200	28,650

Shin-Etsu Chemical Co. Ltd.††	1,100	67,242

Shinsei Bank Ltd.#,††	18,000	36,834

Shionogi & Co. Ltd.††	600	19,779

Shizuoka Bank Y50††	2,000	22,018

Showa Denko KK#,††	19,000	25,973

Showa Shell Sekiyu KK††	5,000	48,231

Sky Perfect JSAT Holdings, Inc.††	3,700	23,175

SMC Corp.#,††	6,887	2,071,761

Softbank Corp.††	2,800	175,029

Sony Corp.††	6,525	197,262

Sumco Corp.#,††	1,000	15,088

Sumitomo Chemical Co. Ltd.††	135,000	759,233

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    35

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Sumitomo Corp.††	28,507	$336,602

Sumitomo Electric Industries Ltd.††	17,700	250,068

Sumitomo Forestry Co. Ltd.#,††	1,000	11,591

Sumitomo Heavy Industries Ltd.††	8,000	49,704

Sumitomo Metal Mining Co. Ltd.††	41,798	612,642

Sumitomo Mitsui Financial Group, Inc.#,††	30,000	1,309,937

Sumitomo Mitsui Trust Holdings, Inc.††	59,000	259,715

Sumitomo Rubber Industries Ltd.††	5,300	98,269

Suruga Bank Ltd.††	1,000	22,043

Suzuken Co. Ltd.††	7,260	227,183

Suzuki Motor Corp.††	1,123	36,298

Sysmex Corp.††	79,569	4,402,693

T&D Holdings, Inc.††	11,300	163,057

Takashimaya Co. Ltd.††	7,000	65,327

Takeda Pharmaceutical Co. Ltd.#,††	600	30,805

Takeuchi Manufacturing Co. Ltd.††	8,700	421,342

TDK Corp.††	2,700	194,487

Technopro Holdings, Inc.*,††	18,100	503,032

Teijin Ltd.††	129,000	438,209

Temp Holdings Co. Ltd.††	6,200	196,373

Tokai Rika Co. Ltd.††	900	21,989

Tokio Marine Holdings, Inc.††	56,905	2,319,773

Tokyu Corp.††	8,000	53,189

Toppan Printing Co. Ltd.††	6,000	50,306

Toray Industries, Inc.††	2,000	17,385

Tosoh Corp.††	6,000	32,168

TOTO Ltd.††	1,000	14,147

Towa Pharmaceutical Co. Ltd.#,††	5,100	269,703

Toyo Ink SC Holdings Co. Ltd.††	1,000	4,762

Toyo Seikan Kaisha Ltd.††	4,800	75,901

Toyo Tire & Rubber Co. Ltd.††	18,000	344,792

Toyoda Gosei Co. Ltd.††	19,900	460,418

Toyota Motor Corp.††	6,600	459,420

Toyota Tsusho Corp.	4,600	118,274

Trend Micro, Inc./Japan††	8,100	274,035

Tsuruha Holdings, Inc.††	6,300	456,931

Ube Industries Ltd.††	15,000	24,886

Unicharm Corp.††	1,400	35,238

UNY Group Holdings Co. Ltd.††	6,000	33,927

Yahoo Japan Corp.††	3,200	13,073

Yamada Denki Co. Ltd.#,††	11,000	45,024

Yamaguchi Financial Group, Inc.#,††	4,000	50,139

Yamaha Motor Co. Ltd.††	1,300	30,592

Yamato Holdings Co. Ltd.††	1,100	24,619

Yamato Kogyo Co. Ltd.††	700	16,470

Yamazaki Baking Co. Ltd.††	3,000	53,102

Yaskawa Electric Corp.††	304,508	4,183,792

Yokogawa Electric Corp.#,††	700	8,198

Description	Number of Shares	Value

Yokohama Rubber Co. Ltd.††	42,100	$453,020

Zenkoku Hosho Co. Ltd.††	21,700	801,158

Zojirushi Corp.#,††	16,000	218,798

TOTAL JAPAN		$79,543,850

JORDAN – 0.1%

Al Eqbal Co. For Investment P††	1,440	27,766

Arab Bank PLC††	25,110	224,826

Arab Potash Co.††	2,100	47,209

Bank of Jordan††	8,070	30,477

Capital Bank of Jordan††	11,634	25,265

Jordan Ahli Bank*,††	20,342	35,219

Jordan Petroleum Refinery Co.††	8,078	64,438

Jordan Phosphate Mines††	1,700	15,638

Jordan Telecommunications Co. PSC††	4,950	20,557

Jordanian Electric Power Co.††	12,017	45,063

TOTAL JORDAN		$536,458

KAZAKHSTAN – 0.1%

Halyk Savings Bank of Kazakhstan JSC GDR††	10,490	81,417

Kazakhmys PLC*,††	38,412	152,766

Kazkommertsbank JSC GDR#,*,††	28,000	89,076

KazMunaiGas Exploration Production JSC GDR††	9,600	109,189

KCell JSC GDR††	8,400	70,754

Nostrum Oil & Gas PLC*,††	4,923	46,335

TOTAL KAZAKHSTAN		$549,537

KENYA – 0.1%

ARM Cement Ltd.††	31,800	25,530

Bamburi Cement Co. Ltd.††	6,600	10,465

Barclays Bank of Kenya Ltd.††	135,900	22,921

East African Breweries Ltd.††	25,180	85,297

Equity Bank Ltd.††	141,500	73,708

Kenya Airways Ltd.*,††	154,800	11,623

Kenya Commercial Bank Ltd.††	128,700	85,131

Kenya Power & Lighting Ltd.††	58,087	10,501

Nation Media Group Ltd.††	16,244	40,099

Safaricom Ltd.††	782,500	144,016

Standard Chartered Bank Kenya Ltd.††	10,458	37,964

TOTAL KENYA		$547,255

LATVIA – 0.0%**

Latvian Shipping Co.*,††	36,206	15,391

LEBANON – 0.0%**

Solidere GDR#,*,††	19,314	213,889

LITHUANIA – 0.0%**

Apranga PVA††	22,400	74,352

ANNUAL REPORT / April 30, 2015

36    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Invalda Privatus Kapitalas AB*,††	7,855	$15,303

Lesto AB††	19,018	20,927

Lietuvos Energijos Gamyba AB††	10,949	10,863

Litgrid AB††	8,818	6,920

Panevezio Statybos Trestas††	16,900	19,710

Pieno Zvaigzdes††	10,687	18,965

Siauliu Bankas*,††	72,546	24,344

TOTAL LITHUANIA		$191,384

LUXEMBOURG – 0.1%

Aperam*,††	10,000	381,238

MALAYSIA – 0.5%

Alliance Financial Group Bhd††	14,400	19,114

AMMB Holdings Bhd††	18,600	33,781

Astro Malaysia Holdings Bhd††	21,000	18,489

Axiata Group Bhd††	37,600	71,053

Batu Kawan Bhd††	7,300	37,221

Boustead Holdings Bhd††	17,400	22,544

British American Tobacco Malaysia Bhd††	1,800	33,789

Bumi Armada Bhd††	102,000	33,990

CIMB Group Holdings Bhd††	32,500	53,765

Dialog Group Bhd††	65,520	29,721

DiGi.Com Bhd††	35,500	59,848

Felda Global Ventures Holdings Bhd††	27,800	16,128

Gamuda Bhd††	47,300	69,420

Genting Bhd††	235,108	577,133

Genting Malaysia Bhd††	44,500	53,638

Hong Leong Bank Bhd††	6,400	25,261

IHH Healthcare Bhd††	119,700	198,698

IJM Corp. Bhd††	24,060	49,544

IOI Corp. Bhd††	37,780	45,998

IOI Properties Group Bhd*,††	24,189	14,496

KLCC Property Holdings Bhd††	11,200	22,183

Kuala Lumpur Kepong Bhd††	5,700	35,461

Lafarge Malayan Cement Bhd††	16,000	43,313

Magnum Bhd††	20,738	15,881

Malayan Banking Bhd††	26,790	69,228

Maxis Bhd††	23,100	44,922

MMC Corp. Bhd††	24,100	18,198

Muhibbah Engineering M Bhd††	32,000	22,438

Petronas Chemicals Group Bhd††	53,700	88,299

Petronas Dagangan Bhd††	11,100	66,719

Petronas Gas Bhd††	6,200	39,530

PPB Group Bhd††	8,100	34,843

Public Bank Bhd††	12,900	70,524

RHB Capital Bhd††	18,000	39,852

Sapurakencana Petroleum Bhd*,††	123,217	91,752

Description	Number of Shares	Value

Sime Darby Bhd††	52,346	$133,003

Ta Ann Holdings Bhd††	19,008	19,988

Telekom Malaysia Bhd††	22,900	47,551

Tenaga Nasional Bhd††	30,725	123,660

Top Glove Corp. Bhd††	25,100	39,509

UMW Holdings Bhd††	7,100	21,190

UMW Oil & Gas Corp. Bhd††	53,900	33,094

WCT Holdings Bhd††	41,193	21,079

YTL Corp. Bhd††	57,476	26,931

YTL Power International Bhd*,††	37,501	16,825

TOTAL MALAYSIA		$2,649,604

MAURITIUS – 0.1%

Alteo Ltd.††	36,100	33,998

CIM Financial Services Ltd.††	191,700	49,378

Lux Island Resorts Ltd.††	7,000	11,847

MCB Group Ltd.*,††	33,000	192,475

New Mauritius Hotels Ltd.††	45,057	79,506

Rogers & Co. Ltd.††	71,000	60,170

SBM Holdings Ltd.††	3,060,000	83,401

Sun Resorts Ltd. Class A*,††	21,165	23,968

TOTAL MAURITIUS		$534,743

MEXICO – 0.7%

Alfa SAB de CV	100,800	204,662

America Movil SAB de CV	675,224	707,704

Arca Continental SAB de CV	10,200	62,568

Cemex SAB de CV*	318,373	307,333

Coca-Cola Femsa SAB de CV	8,700	69,574

Compartamos SAB de CV	108,000	184,857

Empresas ICA SAB de CV*	20,800	18,438

Fomento Economico Mexicano SAB de CV	30,400	275,070

Grupo Aeroportuario del Centro Norte SABde CV	5,400	26,961

Grupo Aeroportuario del Pacifico SAB de CV	14,700	104,468

Grupo Aeroportuario del Sureste SAB de CV	2,300	32,541

Grupo Bimbo SAB de CV	43,000	115,278

Grupo Carso SAB de CV	20,100	83,822

Grupo Elektra SA de CV	1,460	37,666

Grupo Financiero Banorte SAB de CV	59,900	339,793

Grupo Financiero Inbursa SAB de CV	86,100	205,681

Grupo Mexico SAB de CV	66,221	204,637

Grupo Televisa SAB	32,000	232,981

Impulsora del Desarrollo y El Empleo en America Latina SAB de CV*	28,295	62,337

Industrias CH SAB de CV*	7,500	30,588

Industrias Penoles SAB de CV	3,930	66,602

Kimberly-Clark de Mexico SAB de CV	22,000	48,440

Mexichem SAB de CV	29,605	84,693

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    37

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Minera Frisco SAB de CV*	16,600	$13,741

Organizacion Soriana SAB de CV	10,800	26,426

Promotora y Operadora de Infraestructura SAB de CV*	10,400	119,306

TV Azteca SAB de CV	95,000	28,979

Walmart de Mexico SAB de CV	85,200	200,477

TOTAL MEXICO		$3,895,623

MOROCCO – 0.1%

Attijariwafa Bank††	2,400	89,307

Auto Hall††	2,300	21,509

Banque Centrale Populaire††	2,450	56,558

BMCE Bank††	2,000	45,542

Cie Generale Immobiliere††	190	7,105

Douja Promotion Groupe Addoha SA††	5,000	15,961

Holcim Maroc SA††	240	55,210

Lafarge Ciments††	460	80,841

Maroc Telecom SA††	10,200	135,906

TOTAL MOROCCO		$507,939

NETHERLANDS – 2.1%

Aegon NV††	66,621	525,634

ArcelorMittal#,††	6,059	64,477

ArcelorMittal, NY Reg. Shares#	20,624	220,471

ASM International NV††	3,500	169,932

ASML Holding NV#,††	1,037	111,595

BE Semiconductor Industry††	5,900	168,282

Corbion NV*,††	11,200	255,790

Delta Lloyd NV††	4,341	82,093

Euronext NV††	7,900	331,649

European Aeronautic Defence and Space Co. NV	1,139	78,935

Fiat Chrysler Automobiles NV#	1,513	22,317

Fugro NV††	650	18,694

Heineken NV*,††	29,224	2,302,211

ING Groep NV*,††	75,113	1,152,351

Koninklijke Ahold NV††	29,832	577,970

Koninklijke Bam Groep NV#,††	47,800	199,259

Koninklijke Boskalis Westminster NV††	2,279	118,418

Koninklijke DSM NV††	4,268	243,407

Koninklijke KPN NV††	15,000	55,616

Koninklijke Philips NV††	11,662	334,050

Koninklijke Philips NV	7,619	217,980

NXP Semiconductors NV	41,520	3,990,902

PostNL NV††	37,000	183,746

Randstad Holding NV††	480	28,628

TNT Express NV††	1,322	11,285

Unilever NV††	3,077	134,221

TOTAL NETHERLANDS		$11,599,913

Description	Number of Shares	Value

NEW ZEALAND – 0.0%**

Air New Zealand Ltd.††	14,500	$29,798

Auckland International Airport Ltd.††	6,006	21,076

Contact Energy Ltd.††	7,123	30,846

Fletcher Building Ltd.††	5,027	31,822

TOTAL NEW ZEALAND		$113,542

NIGERIA – 0.1%

Access Bank PLC††	866,753	26,032

Dangote Cement PLC††	51,150	47,221

Ecobank Transnational, Inc.††	306,748	31,874

FBN Holdings PLC††	629,542	30,881

Forte Oil PLC††	55,651	49,387

Guaranty Trust Bank PLC††	576,410	83,237

Guinness Nigeria PLC††	29,925	25,360

Lafarge Cement WAPCO Nigeria PLC††	36,300	17,139

Nestle Nigeria PLC††	7,636	36,472

Nigerian Breweries PLC††	70,380	55,588

Oando PLC††	308,975	27,990

Seplat Petroleum Development Co. PLC††	17,254	33,541

UAC of Nigeria PLC††	162,220	34,181

Unilever Nigeria PLC††	79,800	16,904

United Bank for Africa PLC††	812,013	21,487

Zenith Bank PLC††	535,775	56,602

TOTAL NIGERIA		$593,896

NORWAY – 0.3%

Akastor ASA††	954	1,862

Aker Solutions ASA††	954	5,808

Petroleum Geo-Services ASA††	2,167	14,388

Salmar ASA#,††	18,800	305,226

Seadrill Ltd.#	6,288	81,559

Statoil ASA††	29,485	625,093

Storebrand ASA*,††	10,389	36,732

Subsea 7 SA#,††	2,902	32,235

Telenor ASA††	3,856	87,088

Yara International ASA††	8,200	420,147

TOTAL NORWAY		$1,610,138

OMAN – 0.1%

Al-Anwar Ceramic Tile Co.††	16,080	17,084

Bank Dhofar SAOG††	56,744	41,671

Bank Muscat SAOG	7,928	—

Bank Sohar††	56,074	26,243

BankMuscat SAOG††	56,049	76,583

Dhofar International Development & Investment Holding Co.††	14,336	18,362

Galfar Engineering & Contracting SAOG††	85,058	27,923

National Bank of Oman SAOG††	59,742	48,491

Oman Cement Co.††	23,240	30,951

ANNUAL REPORT / April 30, 2015

38    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Oman Flour Mills Co. SAOG††	16,000	$20,814

Oman Oil Marketing Co.	7,300	42,278

Oman Telecommunications Co. SAOG††	31,500	132,521

Renaissance Services SAOG††	11,992	11,113

TOTAL OMAN		$494,034

PANAMA – 0.0%**

Copa Holdings SA Class A#	1,941	215,237

PAPUA NEW GUINEA – 0.0%**

Oil Search Ltd.††	3,898	24,747

PERU – 0.2%

Alicorp SA	51,200	98,933

BBVA Banco Continental SA	16,829	22,736

Cia de Minas Buenaventura SA ADR	5,000	55,900

Credicorp Ltd.	2,250	343,238

Edegel SAA	37,100	41,709

Ferreycorp SAA	60,958	26,673

Grana y Montero SA	32,600	52,581

Inretail Peru Corp.*	3,106	46,279

Luz del Sur SAA	6,400	21,810

Minsur SA	35,670	14,924

Sociedad Minera Cerro Verde SAA*	1,400	33,642

Sociedad Minera el Brocal SA	4,000	9,939

Southern Copper Corp.#	7,159	233,240

Volcan Cia Minera SAA	131,614	25,642

TOTAL PERU		$1,027,246

PHILIPPINES – 0.4%

Aboitiz Equity Ventures, Inc.††	31,200	39,627

Aboitiz Power Corp.††	81,200	78,175

Alliance Global Group, Inc.††	57,000	32,393

Ayala Corp.††	5,200	90,929

Ayala Land, Inc.††	94,700	81,929

Bank of the Philippine Islands††	27,653	62,807

BDO Unibank, Inc.††	25,762	63,000

Bloomberry Resorts Corp.*,††	158,600	39,794

D&L Industries, Inc.††	89,100	39,921

Emperador, Inc.††	132,700	34,485

Energy Development Corp.††	465,500	84,425

First Gen Corp.††	89,800	56,526

Globe Telecom, Inc.††	1,450	70,892

GT Capital Holdings, Inc.††	1,680	47,336

International Container Terminal Services, Inc.††	16,400	40,452

JG Summit Holdings, Inc.††	50,900	81,534

Jollibee Foods Corp.††	33,800	150,831

LT Group, Inc.††	110,800	36,991

Manila Electric Co.††	16,210	94,749

Description	Number of Shares	Value

Metro Pacific Investments Corp.††	190,000	$19,293

Metropolitan Bank & Trust††	26,134	54,479

Philex Mining Corp.††	216,150	33,779

Philippine Long Distance Telephone Co.††	3,600	225,894

Puregold Price Club, Inc.††	50,000	44,503

Robinsons Retail Holdings, Inc.††	20,320	39,714

San Miguel Corp.††	13,000	19,976

Semirara Mining And Power Co.††	23,100	85,800

SM Investments Corp.††	5,162	104,286

SM Prime Holdings, Inc.††	170,300	71,213

Universal Robina Corp.††	32,100	156,539

TOTAL PHILIPPINES		$2,082,272

POLAND – 0.4%

AmRest Holdings SE*,††	2,700	98,400

Asseco Poland SA††	7,073	119,157

Bank Pekao SA††	2,850	148,139

BRE Bank SA	390	50,440

Budimex SA#,††	730	35,672

Cyfrowy Polsat SA††	6,760	47,127

Energa SA††	4,947	34,295

Eurocash SA††	4,940	50,106

Getin Noble Bank SA*,††	54,005	26,813

Grupa Kety SA††	385	33,816

Grupa Lotos SA*,††	2,600	22,205

ING Bank Slaski SA††	2,000	78,823

Jastrzebska Spolka Weglowa SA#,††	6,600	26,295

Kernel Holding SA*,††	9,932	95,816

KGHM Polska Miedz SA††	5,069	177,732

Kruk SA††	1,654	70,348

LPP SA††	50	106,200

Lubelski Wegiel Bogdanka SA#,††	700	17,070

Netia SA††	39,573	64,749

Orbis SA††	1,520	23,238

PGE SA††	27,800	159,965

Polski Koncern Naftowy Orlen SA††	10,795	205,014

Polskie Gornictwo Naftowe i Gazownictwo SA††	58,932	106,296

Powszechna Kasa Oszczednosci Bank Polski SA††	21,090	210,909

Powszechny Zaklad Ubezpieczen SA††	1,220	159,118

Synthos SA††	33,729	44,175

Tauron Polska Energia SA††	47,180	63,103

Telekomunikacja Polska SA#,††	26,910	76,225

TVN SA††	6,666	31,473

TOTAL POLAND		$2,382,719

PORTUGAL – 0.0%**

Banco Comercial Portugues SA††	394,943	39,329

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    39

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Banco Espirito Santo SA*,††	15,937	$—

EDP - Energias de Portugal SA††	11,747	46,969

EDP Renovaveis SA††	5,470	38,237

TOTAL PORTUGAL		$124,535

QATAR – 0.2%

Al Meera Consumer Goods Co.††	1,000	67,510

Barwa Real Estate Co.††	4,800	65,645

Commercial Bank of Qatar QSC††	2,530	39,136

Doha Bank QSC††	3,322	49,706

Gulf International Services QSC††	3,625	88,473

Industries Qatar QSC††	3,900	154,753

Masraf Al Rayan††	10,600	140,146

Ooredoo QSC††	2,600	70,645

Qatar Electricity & Water Co.††	1,080	62,631

Qatar Gas Transport Co. Nakilat††	8,700	54,094

Qatar Islamic Bank††	2,200	60,266

Qatar National Bank SAQ††	2,000	108,498

Qatar National Cement Co.††	1,672	55,564

Qatar Navigation††	1,703	47,004

TOTAL QATAR		$1,064,071

ROMANIA – 0.1%

Banca Transilvania*,††	345,830	215,137

BRD-Groupe Societe Generale*,††	68,300	184,526

OMV Petrom SA††	1,206,500	120,188

Societatea Nationala De Gaze Naturale ROMGAZ SA††	5,414	49,965

Transelectrica SA††	2,450	17,597

TOTAL ROMANIA		$587,413

RUSSIA – 0.8%

CTC Media, Inc.	16,400	57,236

Federal Hydrogenerating Co. JSC ADR	141,960	167,513

Gazprom Neft OAO ADR	1,400	19,306

Gazprom OAO ADR	90,210	530,435

Globaltrans Investment PLC GDR††	11,780	58,311

Lenta Ltd.-Reg S††	5,658	49,354

LSR Group GDR††	17,440	48,448

Lukoil OAO ADR††	8,000	409,244

Magnit OJSC GDR††	7,926	434,841

Mail.Ru Group Ltd. GDR*,††	4,643	110,756

MegaFon OAO GDR††	7,446	126,298

MMC Norilsk Nickel OJSC ADR (B114RK6)††	14,910	280,868

Mobile Telesystems OJSC ADR	9,500	114,760

NovaTek OAO GDR††	1,350	130,714

Novolipetsk Steel OJSC GDR††	7,200	95,062

OTCPharm PJSC*,††	3,313	2,984

Pharmstandard OJSC GDR*,††	3,313	16,173

Description	Number of Shares	Value

QIWI PLC ADR#	1,600	$43,424

Rosneft OAO GDR††	20,548	101,388

Rostelecom OJSC ADR††	6,038	56,663

Sberbank of Russia ADR	67,867	409,917

Severstal OAO GDR††	11,080	122,827

Sistema JSFC GDR††	20,411	154,158

Surgutneftegas OAO ADR	17,807	128,923

Tatneft OAO ADR††	4,000	137,209

TMK OAO GDR††	4,860	19,696

Uralkali OJSC GDR††	8,100	119,133

VimpelCom Ltd. ADR	21,300	120,771

VTB Bank OJSC GDR††	64,826	160,336

X5 Retail Group NV GDR*,††	3,800	76,934

Yandex NV*	10,100	194,324

TOTAL RUSSIA		$4,498,006

SINGAPORE – 1.3%

Avago Technologies Ltd.	33,467	3,911,623

CapitaLand Ltd.††	13,405	37,304

City Developments Ltd.††	10,000	80,459

DBS Group Holdings Ltd.††	64,000	1,016,984

Global Logistic Properties Ltd.††	17,000	35,259

Golden Agri-Resources Ltd.††	126,000	39,860

Jardine Cycle & Carriage Ltd.††	1,000	30,471

Noble Group Ltd.††	92,000	59,912

Oversea-Chinese Banking Corp.††	8,000	64,423

Singapore Airlines Ltd.††	14,000	128,999

Singapore Exchange Ltd.††	7,000	44,995

Singapore Telecommunications Ltd.††	33,000	110,273

United Overseas Bank Ltd.††	49,028	905,301

UOL Group Ltd.††	4,000	24,052

Venture Corp. Ltd.††	5,000	31,888

Wilmar International Ltd.††	27,000	66,315

Wing Tai Holdings Ltd.††	107,000	158,332

TOTAL SINGAPORE		$6,746,450

SLOVENIA – 0.1%

Cinkarna Celje††	306	71,372

Krka d.d., Novo mesto††	2,280	175,648

Petrol DD Ljubljana††	210	66,706

Telekom Slovenije DD††	600	76,728

Zavarovalnica Triglav DD††	3,470	110,569

TOTAL SLOVENIA		$501,023

SOUTH AFRICA – 0.8%

African Bank Investments Ltd.#,††	36,266	—

African Rainbow Minerals Ltd.††	2,100	19,160

Anglo American Platinum Ltd.*,††	800	22,096

ANNUAL REPORT / April 30, 2015

40    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

AngloGold Ashanti Ltd.††	5,430	$61,665

Aspen Pharmacare Holdings Ltd.††	4,808	146,209

Aveng Ltd.††	21,500	19,298

AVI Ltd.††	5,800	39,745

Barclays Africa Group Ltd.††	3,700	59,267

Barloworld Ltd.††	7,800	62,224

Bidvest Group Ltd.††	6,970	188,915

Discovery Ltd.††	3,999	44,379

Exxaro Resources Ltd.#,††	1,400	11,461

FirstRand Ltd.††	25,000	119,427

Foschini Group Ltd.	4,400	65,149

Gold Fields Ltd.††	15,890	73,363

Grindrod Ltd.††	17,500	23,937

Growthpoint Properties Ltd.††	19,600	45,973

Harmony Gold Mining Co. Ltd.††	8,390	16,149

Impala Platinum Holdings Ltd.††	7,674	42,710

Imperial Holdings Ltd.††	1,900	31,818

Kumba Iron Ore Ltd.#,††	1,560	21,041

Liberty Holdings Ltd.††	3,300	46,021

Life Healthcare Group Holdings Ltd.††	10,800	37,092

Massmart Holdings Ltd.††	1,574	19,792

MMI Holdings Ltd.††	22,679	64,526

Mr. Price Group Ltd.††	2,100	44,835

MTN Group Ltd.††	34,400	690,715

Murray & Roberts Holdings Ltd.*,††	26,380	29,183

Nampak Ltd.††	5,000	17,907

Naspers Ltd.††	3,771	591,616

Nedbank Group Ltd.††	2,600	56,158

Netcare Ltd.††	12,300	43,028

Pick n Pay Stores Ltd.#,††	8,300	39,740

PPC Ltd.#,††	10,921	15,643

Remgro Ltd.††	5,090	113,058

Reunert Ltd.††	3,450	17,596

RMB Holdings Ltd.††	7,800	46,938

RMI Holdings	17,600	69,214

Sanlam Ltd.††	19,700	127,412

Sasol Ltd.††	5,970	240,373

Shoprite Holdings Ltd.††	3,920	56,087

Sibanye Gold Ltd.††	14,690	34,864

Standard Bank Group Ltd.††	13,540	198,468

Steinhoff International Holdings Ltd.#,††	15,300	97,083

Tiger Brands Ltd.††	2,090	54,397

Truworths International Ltd.††	4,900	35,713

Vodacom Group Ltd.#,††	6,700	83,532

Wilson Bayly Holmes-Ovcon Ltd.††	4,800	44,974

Woolworths Holdings Ltd.††	7,280	54,766

TOTAL SOUTH AFRICA		$4,084,717

Description	Number of Shares	Value

SOUTH KOREA – 1.7%

Amorepacific Corp.	40	$144,925

BS Financial Group, Inc.††	3,215	48,063

Celltrion, Inc.††	2,762	219,898

Coway Co. Ltd.††	210	17,636

Daewoo Engineering & Construction Co. Ltd.*,††	4,364	28,892

Doosan Heavy Industries & Construction Co. Ltd.††	1,030	29,223

E-Mart Co. Ltd.††	421	86,732

Green Cross Corp.††	337	55,525

Green Cross Holdings Corp.††	2,178	59,253

GS Holdings††	1,300	60,643

Hana Financial Group, Inc.††	2,898	85,305

Hyosung Corp.††	550	60,835

Hyundai Department Store Co. Ltd.††	430	58,370

Hyundai Glovis Co. Ltd.††	270	59,226

Hyundai Heavy Industries Co. Ltd.††	297	38,589

Hyundai Mobis††	363	79,816

Hyundai Motor Co.††	990	155,372

Hyundai Steel Co.††	690	50,433

KB Financial Group, Inc.††	2,873	109,560

KCC Corp.††	35	17,940

Kia Motors Corp.††	1,355	62,441

KJB Financial Group Co. Ltd.††	190	1,416

KNB Financial Group Co. Ltd.††	290	2,739

Korea Electric Power Corp.††	2,500	108,710

Korea Zinc Co. Ltd.††	200	89,071

Korean Air Lines Co. Ltd.*,††	644	27,484

KT Corp.††	1,531	45,256

KT&G Corp.††	1,270	112,471

LG Chem Ltd.††	418	105,590

LG Corp.††	1,030	63,911

LG Display Co. Ltd.*,††	2,660	73,664

LG Electronics, Inc.††	770	43,299

LG Household & Health Care Ltd.††	150	110,205

LG Uplus Corp.††	2,560	25,611

Lotte Chemical Corp.††	380	88,158

Lotte Shopping Co. Ltd.††	190	45,822

Macquarie Korea Infrastructure Fund††	5,769	42,597

Medy-Tox, Inc.††	218	75,363

Naturalendo Tech Co. Ltd.††	863	27,474

NHN Corp.††	197	119,122

OCI Co. Ltd.*,††	270	24,885

POSCO††	720	169,606

Samsung C&T Corp.††	850	45,141

Samsung Card Co. Ltd.††	1,000	38,265

Samsung Electronics Co. Ltd. GDR††	545	714,960

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    41

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Samsung Fire & Marine Insurance Co. Ltd.††	380	$100,116

Samsung Heavy Industries Co. Ltd.††	1,680	28,297

Samsung Life Insurance Co. Ltd.††	1,300	127,156

Samsung Sdi Co. Ltd. Krw5000 0640††	393	43,753

Shinhan Financial Group Co. Ltd.††	4,050	167,622

SK Holdings Co. Ltd.††	320	55,100

SK Hynix, Inc.*,††	107,521	4,600,295

SK Innovation Co. Ltd.††	600	65,673

SK Telecom Co. Ltd.††	520	139,346

S-Oil Corp.††	740	50,419

ViroMed Co. Ltd.††	658	71,000

Woori Bank††	2,508	25,054

Woori Investment & Securities Co. Ltd.††	2,868	39,706

Yuhan Corp.††	339	73,036

TOTAL SOUTH KOREA		$9,316,070

SPAIN – 1.8%

ACS Actividades de Construccion y Servicios SA††	4,845	170,717

Amadeus IT Holding SA††	1,985	90,480

Banco Bilbao Vizcaya Argentaria SA††	343,357	3,450,084

Banco de Sabadell SA#,††	78,996	211,271

Banco Popular Espanol SA††	35,999	187,305

Banco Santander SA††	291,403	2,203,175

Banco Santander SA - Temp Line*	5,158	39,128

CaixaBank††	17,080	85,666

Cemex Latam Holdings SA	4,828	26,957

Gamesa Corp. Tecnologica SA#,*,††	41,439	554,139

Grifols SA††	850	36,067

Iberdrola SA††	115,705	774,448

Inditex Sm#	1,925	61,772

Mapfre SA††	195,272	725,651

Red Electrica Corp. SA††	761	63,867

Repsol SA††	33,130	682,941

Telefonica SA††	19,023	289,539

TOTAL SPAIN		$9,653,207

SWEDEN – 2.6%

Assa Abloy AB††	1,611	93,460

Atlas Copco AB Class A††	86,076	2,686,689

Atlas Copco AB Class B††	1,468	40,876

Axfood AB††	11,500	181,673

Boliden AB††	20,099	436,665

Elekta AB††	731	6,840

Getinge AB††	1,185	28,801

Hennes & Mauritz AB††	1,299	51,644

Hexagon AB††	1,146	42,448

Hexpol AB††	3,100	332,200

Holmen AB††	346	11,448

Description	Number of Shares	Value

Investor AB††	49,719	$2,025,937

Inwido AB*,††	20,100	220,976

Lundin Petroleum AB*,††	1,490	24,118

Meda AB††	23,882	400,869

Mycronic AB††	43,600	316,958

Nordea Bank AB††	49,164	624,635

Saab AB#,††	8,200	211,664

Sandvik AB#,††	96,012	1,213,503

Securitas AB Class B††	25,700	384,333

Skandinaviska Enskilda Banken AB††	45,519	575,209

SKF AB††	1,793	43,794

SSAB AB Class A#,*,††	3,828	23,157

SSAB AB Class B*,††	1,865	9,686

Svenska Cellulosa AB††	11,459	289,855

Svenska Handelsbanken AB††	3,510	162,018

Swedbank AB††	10,000	232,527

Swedish Match AB††	603	18,563

Tele2 AB††	6,995	93,298

Telefonaktiebolaget LM Ericsson ADR	5,941	64,876

Telefonaktiebolaget LM Ericsson Class B††	41,125	449,776

TeliaSonera AB††	104,492	649,640

Volvo AB††	134,743	1,861,502

TOTAL SWEDEN		$13,809,638

SWITZERLAND – 9.2%

ABB Ltd.††	99,412	2,178,360

Actelion Ltd.††	36,629	4,819,675

Adecco SA††	3,459	281,897

Aryzta AG††	2,543	171,594

Baloise Holding AG††	3,851	501,155

Barry Callebaut AG††	17	20,623

Bucher Industries AG††	1,000	251,348

Cembra Money Bank AG††	5,100	339,293

Cie Financiere Richemont SA††	31,465	2,804,569

Clariant AG††	6,591	144,703

Credit Suisse Group AG††	44,147	1,168,441

Dufry AG††	297	43,670

Forbo Holdings AG††	150	181,667

Geberit AG††	190	67,293

Givaudan SA††	32	59,878

Helvetia Holding AG††	600	340,886

Holcim Ltd.††	30,377	2,440,200

Julius Baer Group Ltd.*,††	2,140	112,009

Lonza Group AG††	811	114,667

Nestle SA*,††	40,044	3,106,783

Novartis AG*,††	96,588	9,858,949

OC Oerlikon Corp. AG	1,761	23,037

Pargesa Holding SA††	3,700	269,498

ANNUAL REPORT / April 30, 2015

42    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Partners Group Holding AG††	37	$11,597

Roche Holding AG††	30,357	8,686,810

Schindler Holding AG (B11TCY0)††	282	47,705

SGS SA††	23	44,565

Sika AG††	13	44,620

Sonova Holding AG*,††	100	13,815

Sulzer AG††	391	43,631

Swatch Group AG††	4,094	1,830,245

Swatch Group Ag/The††	237	20,999

Swiss Life Holding AG††	2,972	705,258

Swiss Re AG††	10,090	895,058

Syngenta AG††	7,837	2,622,494

U-Blox AG††	3,888	738,199

UBS Group AG††	157,504	3,146,510

Wolseley PLC††	644	38,089

Zurich Financial Services AG††	5,135	1,584,936

TOTAL SWITZERLAND		$49,774,726

TAIWAN – 1.5%

Acer, Inc.*,††	80,222	52,458

Advanced Semiconductor Engineering, Inc.††	37,804	53,611

Asia Cement Corp.††	43,020	54,399

Asustek Computer, Inc.††	4,700	49,793

AU Optronics Corp.††	147,126	73,835

Catcher Technology Co. Ltd.††	9,438	110,442

Cathay Financial Holding Co. Ltd.††	68,479	119,635

Chang Hwa Commercial Bank††	34,283	20,947

Cheng Shin Rubber Industry Co. Ltd.††	26,358	63,081

China Development Financial Holding Corp.††	192,750	80,306

China Steel Corp.††	130,232	109,389

Chunghwa Telecom Co. Ltd.††	47,024	151,760

Compal Electronics, Inc.††	59,736	54,385

CTBC Financial Holding Co. Ltd.††	154,622	120,354

Delta Electronics, Inc.††	9,888	59,501

D-Link Corp.††	36,766	19,036

E.Sun Financial Holding Co. Ltd.††	49,911	34,176

Far Eastern Department Stores Co. Ltd.††	70,264	56,471

Far Eastern New Century Corp.††	60,270	66,201

Far EasTone Telecommunications Co. Ltd.††	42,000	100,139

First Financial Holding Co. Ltd.††	98,459	61,899

Formosa Chemicals & Fibre Corp.††	37,198	94,787

Formosa Petrochemical Corp.††	28,990	74,738

Formosa Plastics Corp.††	51,601	132,645

Foxconn Technology Co. Ltd.††	21,994	62,684

Fubon Financial Holding Co. Ltd.††	71,314	153,365

Giant Manufacturing Co. Ltd.††	3,000	25,875

Description	Number of Shares	Value

Hon Hai Precision Industry Co. Ltd.††	65,675	$196,792

Hotai Motor Co. Ltd.††	7,000	121,285

HTC Corp.††	9,465	38,970

Hua Nan Financial Holdings Co. Ltd.††	74,898	46,008

Innolux Corp.††	53,624	27,661

Inotera Memories, Inc.††	2,982,085	3,424,599

Largan Precision Co. Ltd.††	1,000	100,206

Lite-On Technology Corp.††	34,401	43,465

MediaTek, Inc.††	11,082	142,450

Mega Financial Holding Co. Ltd.††	76,175	67,755

Nan Kang Rubber Tire Co. Ltd.††	15,599	16,025

Nan Ya Plastics Corp.††	55,597	136,646

Novatek Microelectronics Corp.††	10,145	53,024

Pou Chen Corp.††	37,157	52,070

President Chain Store Corp.††	7,496	55,472

Quanta Computer, Inc.††	16,571	41,575

Realtek Semiconductor Corp.††	14,315	44,582

Shin Kong Financial Holding Co. Ltd.††	72,165	23,405

Siliconware Precision Industries Co.††	36,000	59,141

SinoPac Financial Holdings Co. Ltd.††	73,546	33,335

Synnex Technology International Corp.††	23,941	33,922

Tainan Spinning Co. Ltd.††	118,619	68,816

Taishin Financial Holding Co. Ltd.††	124,182	56,848

Taiwan Cement Corp.††	32,057	45,526

Taiwan Cooperative Financial Holding Co. Ltd.††	46,033	24,836

Taiwan Fertilizer Co. Ltd.††	16,000	29,427

Taiwan Mobile Co. Ltd.††	27,874	98,201

Taiwan Semiconductor Manufacturing Co. Ltd.††	95,911	461,742

Tatung Co. Ltd.*,††	245,916	65,208

Teco Electric & Machinery††	50,000	48,546

TSRC Corp.††	19,635	22,617

Tung Ho Steel Enterprise Corp.††	37,476	29,278

Uni-President Enterprises Corp.††	81,360	133,150

United Microelectronics Corp.††	110,000	52,703

Walsin Lihwa Corp.*,††	120,000	35,404

Wistron Corp.††	34,294	29,174

Yuanta Financial Holding Co. Ltd.††	106,776	62,062

Yulon Motor Co. Ltd.††	49,640	64,776

Zinwell Corp.††	22,435	21,881

TOTAL TAIWAN		$8,164,495

THAILAND – 0.4%

Advanced Info Service PCL††	15,100	109,599

Airports of Thailand PCL††	7,000	61,375

Bangkok Bank PCL††	12,100	67,919

Bangkok Dusit Med Service††	89,000	54,375

Bangkok Expressway PCL††	24,400	28,818

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    43

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Banpu Public Co. Ltd.††	29,000	$25,489

BEC World PCL††	18,000	21,963

Berli Jucker PCL††	60,600	67,886

Big C Supercenter PCL††	5,400	36,205

BTS Group Holdings PCL††	134,400	37,608

Bumrungrad Hospital PCL††	16,000	77,726

Central Pattana PCL††	15,100	19,177

Charoen Pokphand Foods PCL††	91,300	61,729

CP ALL PCL††	60,600	77,089

Electricity Generating PCL††	8,600	39,428

Glow Energy PCL††	9,100	23,523

Hana Microelectronics PCL††	113,100	152,287

Indorama Ventures PCL††	46,100	34,408

Intouch Holdings PCL Class F††	17,200	40,096

IRPC PCL††	269,900	37,580

Kasikornbank PCL††	6,600	41,901

Krung Thai Bank PCL††	93,750	56,726

PTT Exploration & Production PCL††	26,409	93,548

PTT Global Chemical PCL††	24,800	48,243

PTT Global Chemical PCL (Foreign)††	1,681	3,270

PTT PCL††	13,500	145,558

Ratchaburi Electricity Generating Holding PCL††	19,500	35,454

Siam Cement PCL††	4,700	75,965

Siam City Cement PCL††	1,000	11,109

Siam Commercial Bank PCL††	8,600	41,380

Thai Beverage PCL††	142,569	76,857

Thai Oil PCL††	15,800	27,982

Thai Union Frozen Products (Foreign)††	82,656	51,147

TMB Bank PCL††	703,000	55,296

Total Access Communication PCL††	18,100	47,547

True Corp. PCL*,††	255,525	94,128

TOTAL THAILAND		$1,980,391

TUNISIA – 0.0%**

Banque de Tunisie††	7,750	43,949

Carthage Cement*,††	21,000	21,546

Ennakl††	4,230	23,908

Poulina Group Holding††	7,600	20,733

Soc Tunisienne D’Assur Reass*,††	230	21,200

Societe D’Articles Hygieniques††	6,910	47,162

Societe Moderne de Ceramique††	11,100	17,506

Tunisie Profiles Aluminium††	7,500	17,452

TOTAL TUNISIA		$213,456

TURKEY – 0.4%

Akbank TAS††	41,103	119,755

Akenerji Elektrik Uretim AS*,††	1	—

Anadolu Efes Biracilik Ve Malt Sanayii AS††	4,363	36,730

Description	Number of Shares	Value

Arcelik AS††	16,998	$91,561

BIM Birlesik Magazalar AS††	6,720	124,412

Coca-Cola Icecek AS††	2,500	42,348

Dogan Sirketler Grubu Holding AS*,††	85,907	19,588

Dogus Otomotiv Servis ve Ticaret AS#,††	6,600	32,095

Emlak Konut Gayrimenkul Yatirim Ortakligi AS††	37,200	42,970

Enka Insaat ve Sanayi AS††	31,455	67,607

Eregli Demir ve Celik Fabrikalari TAS††	72,356	122,102

Ford Otomotiv Sanayi A.S.††	4,698	58,056

Haci Omer Sabanci Holding AS††	16,548	60,495

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS#,*,††	89,334	61,580

KOC Holding AS††	25,028	118,372

Koza Altin Isletmeleri AS††	2,800	29,250

Petkim Petrokimya Holding AS*,††	16,518	23,212

TAV Havalimanlari Holding AS††	5,400	47,476

Tekfen Holding AS††	18,500	34,576

Tofas Turk Otomobil Fabrikasi AS††	8,221	50,382

Tupras Turkiye Petrol Rafinerileri AS††	5,636	136,896

Turk Hava Yollari††	22,042	73,118

Turk Telekomunikasyon AS††	25,727	71,109

Turkcell Iletisim Hizmetleri AS*,††	35,168	156,588

Turkiye Garanti Bankasi AS††	41,123	130,843

Turkiye Halk Bankasi AS††	13,054	66,129

Turkiye Is Bankasi††	30,292	68,114

Turkiye Sinai Kalkinma Bankasi AS††	40,312	30,430

Turkiye Vakiflar Bankasi Tao††	22,040	39,104

Ulker Biskuvi Sanayi AS††	5,481	41,882

Yapi ve Kredi Bankasi AS††	15,178	23,765

Yazicilar Holding AS#,††	6,080	54,451

TOTAL TURKEY		$2,074,996

UKRAINE – 0.0%**

Astarta Holding NV*,††	3,855	25,735

Avangardco Investments Public Ltd. GDR††	5,322	13,329

Ferrexpo PLC††	36,650	43,931

MHP SA GDR††	4,100	46,901

TOTAL UKRAINE		$129,896

UNITED ARAB EMIRATES – 0.2%

Abu Dhabi Commercial Bank PJSC††	49,070	98,964

Abu Dhabi National Hotels	32,000	21,798

Air Arabia PJSC††	210,900	93,607

Aldar Properties PJSC††	73,140	54,314

Arabtec Holding Co.*,††	108,460	85,611

DP World Ltd.††	7,100	163,557

Dubai Financial Market††	56,800	33,358

ANNUAL REPORT / April 30, 2015

44    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Emaar Properties PJSC††	71,056	$157,566

First Gulf Bank PJSC††	25,223	104,314

National Bank of Abu Dhabi PJSC††	28,649	86,348

Ras Al Khaimah Ceramics††	45,200	46,553

Union National Bank PJSC††	19,982	37,115

TOTAL UNITED ARAB EMIRATES		$983,105

UNITED KINGDOM – 12.6%

3i Group PLC††	617,873	4,786,472

Abcam PLC††	15,700	126,335

Aberdeen Asset Management PLC††	4,302	31,239

Alent PLC††	34	189

Anglo American PLC††	84,528	1,432,109

ARM Holdings PLC††	5,879	99,892

Ashtead Group PLC††	22,700	389,248

ASOS PLC*,††	4,800	275,745

Associated British Foods PLC††	635	27,723

AstraZeneca PLC††	8,882	609,538

Aviva PLC††	49,850	401,064

Babcock International Group PLC††	1,497	23,092

BAE Systems PLC††	84,134	651,799

Barclays PLC††	122,992	481,197

Barclays PLC ADR#	51,176	805,510

Barratt Developments PLC††	25,727	204,100

Betfair Group PLC††	9,700	345,649

BG Group PLC††	4,374	79,228

BHP Billiton PLC††	2,716	65,283

BP PLC††	163,404	1,178,528

BP PLC ADR	58,323	2,517,221

British American Tobacco PLC††	4,499	247,190

Britvic PLC*,††	20,200	224,331

BT Group PLC††	84,938	592,403

Bunzl PLC††	1,783	50,133

Burberry Group PLC††	1,588	42,334

Carnival PLC††	725	32,985

Carnival PLC ADR ADR	1,057	47,872

Centrica PLC††	129,003	503,688

Chemring Group PLC††	46,900	154,104

Cobham PLC††	6,837	31,015

Compass Group PLC††	4,826	85,312

Computacenter PLC††	14,558	156,307

Crest Nicholson Holdings PLC††	52,200	358,389

Croda International PLC††	623	27,036

Dairy Crest Group PLC#,††	13,900	97,177

Debenhams PLC††	148,800	204,406

Diageo PLC††	107,363	2,980,633

Dialog Semiconductor PLC††	16,400	739,458

Description	Number of Shares	Value

Direct Line Insurance Group††	46,200	$225,549

Domino’s Pizza Group PLC††	27,200	329,071

DS Smith PLC*,††	33,800	180,726

Essentra PLC††	28,000	411,018

Experian PLC††	964	17,217

Fresnillo PLC††	1,879	20,840

GKN PLC††	11,542	61,906

GlaxoSmithKline PLC††	31,166	719,827

Glencore Xstrata PLC††	387,373	1,840,231

Greggs PLC*,††	3,800	69,059

Howden Joinery Group PLC††	74,000	526,789

HSBC Holdings PLC (0540528)††	107,801	1,076,872

HSBC Holdings PLC, ADR (404280406)	32,242	1,600,170

IG Group Holdings PLC††	31,200	351,782

IMI PLC††	2,116	40,548

Imperial Tobacco Group PLC††	1,620	79,105

Indivior PLC††	128,208	392,108

International Consolidated Airlines Group SA*,††	3,534	29,310

Intertek Group PLC††	875	34,970

Investec PLC††	3,817	36,448

ITV PLC††	1,102,336	4,279,812

J Sainsbury PLC††	106,521	442,920

John Wood Group PLC††	9,400	99,042

Johnson Matthey PLC††	1,139	58,235

Kingfisher PLC††	50,477	271,187

Kuwait Finance House	29,832	67,249

Legal & General Group PLC††	1,622	6,448

Lloyds Banking Group PLC*,††	3,121,073	3,696,196

Lloyds Banking Group PLC ADR#	106,642	508,682

London Stock Exchange Group PLC††	1,831	71,272

Meggitt PLC††	6,123	49,482

Melrose Industries PLC††	5,135	20,838

Mitie Group PLC††	30,500	133,792

Mondi PLC††	18,800	380,663

National Grid PLC††	6,792	91,375

National Industries Group, Class H	58,170	36,254

Next PLC††	781	87,808

Old Mutual PLC††	105,300	377,722

Petrofac Ltd.††	2,059	27,482

Premier Foods PLC*,††	201,280	142,052

Prudential PLC††	7,635	190,092

Randgold Resources Ltd.††	440	33,484

Reckitt Benckiser Group PLC††	72,171	6,423,498

Redrow PLC††	68,300	386,860

Reed Elsevier PLC††	3,692	61,103

Rexam PLC††	55,647	493,907

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    45

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Rightmove PLC*,††	7,600	$367,909

Rio Tinto PLC††	3,630	162,445

Rolls-Royce Holdings*	28,974,795	44,476

Rolls-Royce Holdings PLC††	205,495	3,276,167

Royal Bank of Scotland Group PLC ADR*	9,368	96,865

Royal Bank of Scotland Group PLC*,††	1,907	9,880

Royal Dutch Shell PLC††	11,118	350,551

Royal Dutch Shell PLC ADR#	15,596	1,007,346

Royal Dutch Shell PLC ADR	8,283	525,391

Royal Dutch Shell PLC Class B††	40,620	1,300,475

SABMiller PLC††	2,245	118,834

Sage Group PLC††	4,362	32,432

Schroders PLC††	648	32,140

Severn Trent PLC††	1,386	45,133

Shire PLC††	80,989	6,581,417

Smith & Nephew PLC††	3,256	55,415

Smiths Group PLC††	1,864	32,632

SSE PLC††	1,850	43,833

Standard Chartered PLC††	154,184	2,524,317

Tate & Lyle PLC††	27,400	249,613

Tesco PLC††	41,835	141,011

Thomas Cook Group PLC*,††	231,200	507,109

Tullow Oil PLC††	3,633	23,066

Unilever PLC††	3,172	139,042

Vedanta Resources PLC††	2,533	24,329

Vesuvius PLC††	33,100	230,193

Virgin Money Holdings UK PLC*,††	40,500	244,908

Vodafone Group PLC††	225,120	793,139

Vodafone Group PLC ADR	23,770	836,704

Weir Group PLC††	1,043	29,987

Whitbread PLC††	604	48,501

WM Morrison Supermarkets PLC††	164,129	467,975

WPP PLC††	5,130	119,639

TOTAL UNITED KINGDOM		$68,049,809

UNITED STATES – 1.9%

Freeport-McMoRan Copper & Gold, Inc.	68,877	1,602,768

Jazz Pharmaceuticals PLC*	24,806	4,432,832

Las Vegas Sands Corp.	46,479	2,457,810

Schlumberger Ltd.	18,643	1,763,814

Wynn Resorts Ltd.	2,161	240,022

TOTAL UNITED STATES		$10,497,246

TOTAL COMMON STOCKS
(COST $437,335,556)		$507,243,404

INVESTMENT COMPANIES – 0.3%

DFA International Small Cap Value Portfolio	303	6,188

Description	Number of Shares	Value

Vanguard FTSE Developed Markets ETF	41,009	$1,696,542

TOTAL INVESTMENT COMPANIES
(COST $1,594,866)		$1,702,730

PREFERRED STOCKS – 1.3%

BRAZIL – 0.6%

AES Tiete SA	3,080	17,470

Alpargatas SA	10,197	33,912

Banco Bradesco SA	142,459	1,521,543

Bradespar SA	2,600	10,398

Braskem SA	3,300	13,636

Cia Brasileira de Distribuicao
Grupo Pao de Acucar	823	27,589

Cia Energetica de Minas Gerais	12,676	61,214

Cia Energetica de Sao Paulo	5,900	37,206

Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,760	20,265

Gerdau SA	13,300	44,496

Itau Unibanco Holding SA	19,624	251,345

Itausa - Investimentos Itau SA	29,646	104,791

Lojas Americanas SA	11,727	66,401

Marcopolo SA	20,400	18,687

Metalurgica Gerdau SA	3,500	11,373

Oi SA	20,420	38,631

Petroleo Brasileiro SA	89,659	388,340

Telefonica Brasil SA	12,810	210,244

Usinas Siderurgicas de Minas Gerais SA*	19,100	38,480

Vale SA	48,141	287,285

TOTAL BRAZIL		$3,203,306

CHILE – 0.0%**

Embotelladora Andina SA	10,300	32,676

Sociedad Quimica y Minera de Chile SA	3,740	82,015

TOTAL CHILE		$114,691

COLOMBIA – 0.1%

Avianca Holdings SA	23,964	38,733

Grupo Argos SA	2,418	18,394

Grupo Aval Acciones y Valores	147,700	75,028

TOTAL COLOMBIA		$132,155

CROATIA – 0.0%**

Adris Grupa DD††	1,559	76,932

GERMANY – 0.6%

Bayerische Motoren Werke AG††	809	73,926

Henkel AG & Co. KGaA††	105	12,197

Porsche Automobil Holding SE††	1,440	136,632

Volkswagen AG††	11,636	2,995,642

TOTAL GERMANY		$3,218,397

ANNUAL REPORT / April 30, 2015

46    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

PHILIPPINES – 0.0%**

Ayala Land Voting††	178,200	$400

RUSSIA – 0.0%**

Surgutneftegas OAO ADR	9,400	70,500

TOTAL PREFERRED STOCKS
(COST $7,171,034)		$6,816,381

MONEY MARKET FUND – 2.4%

Dreyfus Cash Management Fund,

Institutional Shares, 0.04%^	13,249,484	13,249,484

TOTAL MONEY MARKET FUND
(COST $13,249,484)		$13,249,484

RIGHTS – 0.0%**

INDIA – 0.0%**

Tata Motors Ltd. ADR	131	871

KUWAIT – 0.0%**

Burgan Bank††	1,853	—

MALAYSIA – 0.0%**

MMC Corp. Bhd	24,100	—

SPAIN – 0.0%**

Banco de Sabadell SA	77,679	18,229

Banco Popular Espanol	28,141	537

Banco Santander SA	32	5

TOTAL SPAIN		$18,771

TUNISIA – 0.0%**

Societe D’Articles Hygieniques	2,800	806

TOTAL RIGHTS
(COST $551)		$20,448

CALL WARRANTS – 0.9%

Citigroup Global Markets -

Boubyan Petrochemicals Co., Expire 3/24/16*	139,265	264,607

DG Khan Cement Co. Ltd., Expire 1/17/17*,Ω	22,943	30,992

Engro Corp. Ltd., Expire 1/17/17Ω	9,300	28,830

Fauji Fertilizer Co. Ltd., Expire 1/17/17*,Ω	37,000	51,833

Hub Power Co Ltd./The, Expire 1/17/17*,Ω	69,299	66,358

MCB Bank Ltd., Expire 1/15/16*,Ω	19,051	51,762

Merrill Lynch International & Co., Expire 5/22/19*	1,340	56,305

Mobile Telecommunications Co., Expire 3/24/16*	434,045	587,014

Nishat Mills Ltd., Expire 1/17/17*,Ω	41,400	45,701

Pakistan State Oil Co. Ltd., Expire 1/17/17*,Ω	13,090	49,027

Peugeot SA, Expire 4/29/17*	4,944	20,346

United Bank Ltd., Expire 01/17/17Ω	16,600	28,884

JPMorgan Chase Bank NA - HAGL JSC, Expires 8/27/19	65,348	60,838

Description	Number of Shares	Value

Hoa Phat Group JSC, Expires 2/24/20	26,224	$53,444

Masan Group Corp., Expire 7/07/16*	27,330	101,941

Saudi Pharmaceutical Industries Ltd., Expire 9/24/15*	1,988	24,379

Vietnam Joint Stock Commercial Bank for Industry and Trade, Expire 10/27/16*	80,698	66,979

Vingroup JSC, Expire 7/31/19*,Ω	33,606	75,277

Merrill Lynch International & Co. - ABB India Ltd., Expire 6/05/17*	2,560	53,675

Aditya Birla Nuvo Ltd., Expire 6/11/15*,Ω	1,600	39,600

Ambuja Cements Ltd., Expire 6/11/15*,Ω	17,000	62,127

Axis Bank Ltd., Expire 3/16/20*,Ω	12,800	114,584

Bharat Heavy Electricals Ltd., Expire 8/17/15*	8,720	33,003

Bharti Airtel Ltd., Expire 2/08/16*	26,300	157,926

Cairn India Ltd., Expire 11/14/16*	8,870	29,841

Cipla Ltd., Expire 9/09/15*	4,300	43,162

Coal India Ltd., Expire 11/02/15*	7,780	44,424

Colgate-Palmolive India Ltd., Expire 8/10/17*	900	28,253

DLF Ltd., Expire 2/01/16*	11,800	25,502

Dr. Reddy’s Laboratories Ltd., Expire 12/17/15*	1,400	72,925

Essar Oil Ltd., Expire 3/27/17*	23,290	39,789

HCL Technologies Ltd., Expire 8/17/15*	7,000	97,193

HDFC Bank Ltd., Expire 5/26/15*,Ω	12,230	190,838

Hero Motocorp Ltd., Expire 4/18/16*	900	33,006

Hindustan Unilever Ltd., Expire 12/14/15*	9,900	133,060

Housing Development Finance Corp., Expire 8/19/15*	15,300	283,881

Idea Cellular Ltd., Expire 2/14/17*	24,300	66,951

IDFC Ltd., Expire 7/29/15*	32,000	84,598

Indian Oil Corp. Ltd., Expire 7/29/16*	9,400	53,535

ITC Ltd., Expire 8/04/15*	23,500	119,361

Jaiprakash Associates Ltd., Expire 6/15/15*,Ω	19,500	6,400

Jindal Steel & Power Ltd., Expire 10/8/15*	9,510	20,837

Kotak Mahindra Bank Ltd., Expire 3/27/17*	3,900	81,702

Mahindra & Mahindra Ltd., Expire 12/10/15*	4,400	79,547

Maruti Suzuki India Ltd., Expire 11/30/15*	1,000	58,735

Nestle India Ltd., Expire 9/17/15*	570	58,901

Oil & Natural Gas Corp. Ltd., Expire 2/28/16*	21,500	102,819

Piramal Enterprises Ltd., Expire 1/19/18*	4,505	67,140

Power Grid Corp. of India Ltd., Expire 3/27/17*	36,900	82,483

Ranbaxy Laboratories Ltd., Expire 10/26/15*	5,000	67,599

Reliance Capital Ltd., Expire 8/30/16*	7,700	48,947

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    47

  Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Reliance Communications Ltd., Expire 12/28/15*	16,729	$15,946

Reliance Infrastructure Ltd., Expire 2/11/16*	4,900	31,934

Reliance Power Ltd., Expire 3/27/17*	23,200	20,643

Steel Authority, Expire 5/30/18*	32,680	35,621

Sun Pharmaceuticals Industries Ltd., Expire 7/27/18	12,000	177,877

Suzlon Energy Ltd., Expire 8/15/15*	163,300	61,107

Tata Consultancy Services Ltd., Expire 12/14/15*	5,840	227,580

Tata Power Co. Ltd., Expire 9/17/15*	33,500	39,912

United Spirits Ltd., Expire 1/13/16*	1,200	63,193

TOTAL CALL WARRANTS
(COST $4,182,151)		$4,820,674

CERTIFICATES – 0.2%

Citigroup Global Markets -

Bank Alfalah Ltd., Expire 1/15/16*,Ω	65,000	19,030

Commercial Bank of Kuwait, Expire 3/17/17*	21,312	43,804

Lucky Cement Ltd., Expire 1/15/16*,Ω	8,363	40,071

National Bank of Pakistan, Expire 1/15/16*,Ω	55,000	30,847

Oil & Gas Development Co. Ltd., Expire 1/15/16*,Ω	32,300	58,079

Pakistan Telecommunication Co. Ltd., Expire 1/15/16*,Ω	91,800	18,769

SUI Southern Gas Co. Ltd., Expire 1/15/16*,Ω	91,500	33,051

HSBC Bank PLC -

Agility Public Warehousing K.S.C., Expire 10/17/16*	19,950	52,248

Ahli United Bank BSC, Expire 11/24/17	81,033	58,562

Al Rajhi Bank, Expire 1/22/18	3,575	59,713

Alinma Bank, Expire 1/22/18	4,730	30,938

Etihad Etisalat, Expire 11/20/17	2,000	19,743

Samba Financial Group, Expire 6/02/27	3,888	31,714

Saudi Arabian Fertilizer Co., Expire 7/31/17	12,027	196,426

Saudi Basic Industries Corp., Expire 1/15/18	1,830	53,032

Saudi Cement Co., Expire 8/10/15*	960	24,457

Saudi Electricity Co., Expire 1/22/18	5,670	30,314

Saudi Industry Investment Group, Expire 9/27/17	3,310	25,516

Saudi Kayan Petrochemical Co., Expire 1/22/18	5,500	17,804

Savola, Expire 2/06/17	1,870	38,724

Sultan Center Food Production, Expire 7/27/15*	100,000	28,841

JPMorgan Chase Bank NA -

PetroVietnam Drilling & Well Services JSC, Expire 9/6/16*,Ω	30,182	75,757

Description	Number of Shares	Value

Petrovietnam Fret & Chemical, Expire 3/24/16	12,430	$17,387

PetroVietnam Technical Service Corp., Expire 9/6/16	52,650	66,332

Pha Lai Therma, Expire 11/07/18*	38,600	42,909

TOTAL CERTIFICATES
(COST $1,059,728)		$1,114,068

REAL ESTATE INVESTMENT TRUSTS – 0.6%

AUSTRALIA – 0.0%**

Federation Centres††	15,794	36,695

Stockland††	12,010	41,975

TOTAL AUSTRALIA		$78,670

FRANCE – 0.6%

Unibail-Rodamco SE††	11,386	3,143,798

HONG KONG – 0.0%**

Link REIT††	12,000	74,436

NIGERIA – 0.0%**

Afriland Properties PLC*,††	24,606	—

TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $2,706,277)		$3,296,904

TOTAL INVESTMENTS IN SECURITIES – 99.4%
(COST $467,299,647)		$538,264,093

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.0%

REPURCHASE AGREEMENTS – 4.0%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $1,069,282, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $1,090,664.	$1,069,278	$1,069,278

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $4,063,442, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $4,144,696.	4,063,427	4,063,427

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $4,063,441, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $4,144,726.	4,063,427	4,063,427

ANNUAL REPORT / April 30, 2015

48    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Par Value	Value

Daiwa Capital Markets America, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $4,063,445, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $4,144,696.	$4,063,427	$4,063,427

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $4,063,441, collateralized by U.S. Government Securities 1.87% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $4,144,697.	4,063,427	4,063,427

Nomura Securities Internal, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $4,063,442, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/15 to 3/20/64; total market value of $4,144,695.	4,063,427	4,063,427

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $21,386,413)		$21,386,413

TOTAL INVESTMENTS – 103.4% (COST $488,686,060)		$559,650,506

COLLATERAL FOR SECURITIES ON LOAN – (4.0%)		(21,386,413)

OTHER ASSETS LESS LIABILITIES – 0.6%		3,091,064

TOTAL NET ASSETS – 100.0%		$541,355,157

Cost of investments for Federal income tax purposes is $497,098,390. The net unrealized appreciation/(depreciation) of investments was $62,552,116. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $96,979,641 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,427,525.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks
Argentina	$512,917	$—	$—	$512,917
Australia	19,277	15,054,668	—	15,073,945
Austria	—	3,098,753	—	3,098,753
Bahrain	—	137,389	—	137,389
Belgium	157,157	4,795,613	—	4,952,770
Botswana	53,542	403,178	—	456,720
Brazil	3,730,680	—	—	3,730,680
Bulgaria	—	77,662	—	77,662
Canada	21,023,373	—	—	21,023,373
Chile	2,035,021	—	—	2,035,021
China	717,090	20,673,035	—	21,390,125

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    49

Wilmington Multi-Manager International Fund (continued)

	Level 1	Level 2	Level 3	Total

Colombia	$2,320,084	$26,589	$—	$2,346,673

Croatia	67,782	405,895	—	473,677

Czech Republic	—	889,237	—	889,237

Denmark	—	8,281,096	—	8,281,096

Egypt	—	1,091,858	—	1,091,858

Estonia	—	493,319	—	493,319

Finland	—	6,463,093	—	6,463,093

France	—	42,634,152	—	42,634,152

Germany	—	40,046,123	—	40,046,123

Ghana	80,064	334,087	—	414,151

Greece	222,775	812,178	—	1,034,953

Hong Kong	—	5,557,738	—	5,557,738

Hungary	—	1,060,748	—	1,060,748

India	738,851	346,842	—	1,085,693

Indonesia	—	1,880,767	—	1,880,767

Ireland	8,621,218	217,707	—	8,838,925

Israel	127,245	1,186,740	—	1,313,985

Italy	55,401	8,828,555	—	8,883,956

Japan	10,392	79,533,458	—	79,543,850

Jordan	—	536,458	—	536,458

Kazakhstan	—	549,537	—	549,537

Kenya	—	547,255	—	547,255

Latvia	—	15,391	—	15,391

Lebanon	—	213,889	—	213,889

Lithuania	—	191,384	—	191,384

Luxembourg	—	381,238	—	381,238

Malaysia	—	2,649,604	—	2,649,604

Mauritius	—	534,743	—	534,743

Mexico	3,895,623	—	—	3,895,623

Morocco	—	507,939	—	507,939

Netherlands	4,451,670	7,148,243	—	11,599,913

New Zealand	—	113,542	—	113,542

Nigeria	—	593,896	—	593,896

Norway	—	1,610,138	—	1,610,138

Oman	42,278	451,756	—	494,034

Panama	215,237	—	—	215,237

Papua New Guinea	—	24,747	—	24,747

Peru	1,027,246	—	—	1,027,246

Philippines	—	2,082,272	—	2,082,272

Poland	—	2,382,719	—	2,382,719

Portugal	—	124,535	—	124,535

Qatar	—	1,064,071	—	1,064,071

Romania	—	587,413	—	587,413

Russia	1,786,609	2,711,397	—	4,498,006

Singapore	3,911,623	2,834,827	—	6,746,450

Slovenia	—	501,023	—	501,023

South Africa	—	4,084,717	—	4,084,717

South Korea	—	9,316,070	—	9,316,070

Spain	26,957	9,626,250	—	9,653,207

Sweden	64,876	13,744,762	—	13,809,638

Switzerland	—	49,774,726	—	49,774,726

ANNUAL REPORT / April 30, 2015

50    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

	Level 1	Level 2	Level 3	Total

Taiwan	$—	$8,164,495	$—	$8,164,495

Thailand	—	1,980,391	—	1,980,391

Tunisia	—	213,456	—	213,456

Turkey	—	2,074,996	—	2,074,996

Ukraine	—	129,896	—	129,896

United Arab Emirates	21,798	961,307	—	983,105

United Kingdom	8,049,264	60,000,545	—	68,049,809

United States	10,497,246	—	—	10,497,246

Investment Companies	1,702,730	—	—	1,702,730

Preferred Stock

Brazil	3,203,306	—	—	3,203,306

Chile	114,691	—	—	114,691

Colombia	132,155	—	—	132,155

Croatia	—	76,932	—	76,932

Germany	—	3,218,397	—	3,218,397

Philippines	—	400	—	400

Russia	70,500	—	—	70,500

Money Market Fund	13,249,484	—	—	13,249,484

Rights

India	—	871	—	871

Kuwait	—	—	—	—

Malaysia	—	—	—	—

Spain	542	18,229	—	18,771

Tunisia	—	806	—	806

Call Warrants	4,820,674	—	—	4,820,674

Certificates	1,114,068	—	—	1,114,068

Real Estate Investment Trust

Australia	—	78,670	—	78,670

France	—	3,143,798	—	3,143,798

Hong Kong	—	74,436	—	74,436

Nigeria	—	—	—	—

Repurchase Agreements	—	21,386,413	—	21,386,413

Total Investments in Securities	98,891,446	460,759,060	—	559,650,506

Other Financial Instruments^

Forward Foreign Currency Contracts	$—	$1,274	$—	$1,274

Total Assets	$98,891,446	$460,760,334	$—	$559,651,780

Liabilities

Other Financial Instruments^

Forward Foreign Currency Contracts	$—	$(2,702)	$—	$(2,702)

Total Liabilities	$—	$(2,702)	$—	$(2,702)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2015, the value of these securities amounted to $437,474,979 representing 80.8% of total net assets.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     51

Wilmington Multi-Manager International Fund (continued)

Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $1,353,572 representing 0.3% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

LLC - Limited Liability Corporation

MTN - Medium Term Note

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

At April 30, 2015, the International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/1/2015	Deutsche Bank	1,770 Pound Sterling	$2,731	$2,717	$ (14)
5/4/2015	Bank of New York	731,328 Swedish Krona	87,467	87,767	300
5/4/2015	Bank of New York	64,143 Australian Dollar	51,647	50,748	(899)
5/4/2015	Bank of New York	24,014 Canadian Dollar	19,977	19,902	(75)
5/4/2015	Bank of New York	22,136 Euro	24,604	24,857	253
5/5/2015	Bank of New York	198,661 Norwegian Krone	26,411	26,380	(31)
5/5/2015	Bank of New York	47,648 Australian Dollar	37,645	37,696	51
5/5/2015	Bank of New York	45,069 Pound Sterling	69,183	69,177	(6)
5/5/2015	Bank of New York	38,414 Swedish Krona	4,600	4,611	11
5/5/2015	Bank of New York	31,855 Pound Sterling	48,831	48,894	63
5/5/2015	Bank of New York	12,667 Euro	14,213	14,223	10
5/5/2015	Deutsche Bank	1,011 Great Britain Pound	1,551	1,551	—
5/7/2015	Bank of New York	1,119,050 Japanese Yen	9,388	9,373	(15)
5/8/2015	Citigroup Global Markets	7,267,631 Japanese Yen	60,767	60,873	106
5/8/2015	Citigroup Global Markets	4,333,163 Japanese Yen	36,214	36,294	80
CONTRACTS SOLD
5/4/2015	Bank of New York	1,688,392 Hong Kong Dollar	217,842	217,842	—
5/4/2015	Citigroup Global Markets	99,403 Euro	110,190	111,621	(1,431)
5/4/2015	Bank of New York	59,794 Singapore Dollar	45,213	45,185	28
5/4/2015	Citigroup Global Markets	49,885 New Zealand Dollar	38,416	38,059	357
5/5/2015	Bank of New York	79,501 New Zealand Dollar	60,565	60,649	(84)
5/5/2015	Bank of New York	15,293 Singapore Dollar	11,572	11,557	15
5/5/2015	Bank of New York	6,324 Euro	6,960	7,101	(141)
5/5/2015	Deutsche Bank	1,962 Australian Dollar	1,551	1,552	(1)
5/5/2015	Citigroup Global Markets	116 Euro	130	130	—
5/6/2015	Bank of New York	1,360 Pound Sterling	2,083	2,088	(5)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(1,428)

ANNUAL REPORT / April 30, 2015

52    PORTFOLIOS OF INVESTMENTS

       Wilmington Multi-Manager International Fund (concluded)

At April 30, 2015, the International Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/1/2015	Bank of New York	2,060,000 Japanese Yen	$ 17,278	$ 17,253	$ (25)
5/1/2015	Bank of New York	1,655,762 Japanese Yen	13,906	13,868	(38)
5/1/2015	Bank of New York	12,798 Pound Sterling	19,721	19,644	(77)
CONTRACTS SOLD
5/1/2015	Bank of New York	33,700,030 Japanese Yen	283,091	282,245	846
5/1/2015	Citigroup Global Markets	71,250 New Zealand Dollar	55,032	54,381	651
5/1/2015	Citigroup Global Markets	51,385 Canadian Dollar	42,951	42,590	361
5/1/2015	Deutsche Bank	3,403 Australian Dollar	2,731	2,694	37
5/4/2015	Bank of New York	63,100 Euro	70,684	70,852	(168)
5/6/2015	Bank of New York	3,944 Pound Sterling	6,040	6,053	(13)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FOREIGN EXCHANGE CONTRACTS					$1,574

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

53

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Alternatives Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Common Stocks	30.8%

Corporate Bonds	18.7%

Investment Companies	10.9%

U.S. Government Obligation	1.5%

Purchased Options	0.2%

Cash Equivalent[1]	31.2%

Securities Sold Short	(11.9)%

Written Options	(0.3)%

Other Assets and Liabilities – Net[2]	18.9%

TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

COMMON STOCKS – 30.8%

AIRLINES – 0.6%

Southwest Airlines Co.Ö	31,021	$1,258,212

BIOTECHNOLOGY – 1.1%

Celgene Corp.*,Ö	10,027	1,083,518

Otonomy, Inc.*,Ö	32,143	843,432

Portola Pharmaceuticals, Inc.*	4,953	176,773

TOTAL BIOTECHNOLOGY		$2,103,723

CAPITAL MARKETS – 1.1%

E*TRADE Financial Corp.*,Ö	30,090	866,291

Legg Mason, Inc.Ö	25,880	1,362,582

TOTAL CAPITAL MARKETS		$2,228,873

COMMERCIAL BANKS – 0.8%

CIT Group, Inc.	36,470	1,642,244

COMPUTERS & PERIPHERALS – 1.8%

Apple, Inc.Ö	28,806	3,605,070

CONSUMER FINANCE – 0.6%

Navient Corp.Ö	61,033	1,192,585

CONTAINERS & PACKAGING – 0.6%

Berry Plastics Group, Inc.*	33,090	1,132,340

Description	Number of Shares	Value

DIVERSIFIED CONSUMER SERVICES – 0.6%

H&R Block, Inc.	21,500	$650,160

Service Corp. InternationalÖ	17,023	471,197

TOTAL DIVERSIFIED CONSUMER SERVICES		$1,121,357

DIVERSIFIED FINANCIAL SERVICES – 0.7%

JPMorgan Chase & Co.Ö	23,000	1,454,980

FOOD PRODUCTS – 0.2%

Pinnacle Foods, Inc.Ö	7,860	318,723

HEALTH CARE EQUIPMENT & SUPPLIES – 3.6%

ABIOMED, Inc.*,Ö	16,104	1,018,095

Edwards Lifesciences Corp.*,Ö	4,971	629,577

Globus Medical, Inc.*,Ö	12,349	295,018

Hill-Rom Holdings, Inc.Ö	10,372	517,978

LDR Holding Corp.*,Ö	32,950	1,115,357

Medtronic PLCÖ	29,888	2,225,161

Neovasc, Inc.	45,783	376,794

NuVasive, Inc.*,Ö	19,974	893,437

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$7,071,417

HEALTH CARE PROVIDERS & SERVICES – 3.7%

Aetna, Inc.Ö	5,230	558,930

ANNUAL REPORT / April 30, 2015

54	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

Amsurg Corp.*	6,698	$420,099

Brookdale Senior Living, Inc.*,Ö	10,000	362,300

Capital Senior Living Corp.*	4,386	114,782

Cardinal Health, Inc.Ö	5,263	443,881

Centene Corp.*	3,293	204,133

ExamWorks Group, Inc.*,Ö	10,111	414,045

HCA Holdings, Inc.*,Ö	7,819	578,684

HealthSouth Corp.Ö	18,524	837,655

Humana, Inc.Ö	880	145,728

Kindred Healthcare, Inc.Ö	27,000	619,650

McKesson Corp.	1,981	442,555

PharMerica Corp.*,Ö	17,941	514,189

Surgical Care Affiliates, Inc.	10,083	380,129

Tenet Healthcare Corp.*	10,808	517,271

VCA, Inc.*,Ö	14,208	724,182

TOTAL HEALTH CARE PROVIDERS & SERVICES		$7,278,213

HOTELS, RESTAURANTS & LEISURE – 1.5%

Hilton Worldwide Holdings, Inc.*,Ö	25,580	740,797

La Quinta Holdings, Inc.*,Ö	53,295	1,283,344

Royal Caribbean Cruises Ltd.Ö	12,610	858,237

TOTAL HOTELS, RESTAURANTS & LEISURE		$2,882,378

INSURANCE – 0.6%

FNF GroupÖ	33,014	1,188,174

INTERNET SOFTWARE & SERVICES – 2.8%

Facebook, Inc., Class A*,Ö	18,175	1,431,645

Google, Inc.*,Ö	2,611	1,432,839

IAC/InterActiveCorpÖ	21,485	1,500,083

Rackspace Hosting, Inc.*,Ö	19,623	1,057,680

TOTAL INTERNET SOFTWARE & SERVICES		$5,422,247

LEISURE EQUIPMENT & PRODUCTS – 0.4%

Brunswick Corp.	16,795	840,422

LEISURE TIME – 0.9%

Norwegian Cruise Line HoldingsÖ	36,969	1,793,366

LIFE SCIENCES TOOLS & SERVICES – 1.2%

Agilent Technologies, Inc.Ö	41,229	1,705,644

Icon PLC-ADRÖ	6,248	401,996

Illumina, Inc.*	1,647	303,460

TOTAL LIFE SCIENCES TOOLS & SERVICES		$2,411,100

MEDIA – 1.8%

CBS Corp., Non-VotingÖ	19,452	1,208,553

McGraw Hill Financial, Inc.Ö	10,665	1,112,359

Time Warner Cable, Inc.	8,130	1,264,378

TOTAL MEDIA		$3,585,290

MULTILINE RETAIL – 0.9%

Dollar General Corp.Ö	23,910	1,738,496

Description	Number of Shares	Value

OIL, GAS & CONSUMABLE FUELS – 1.1%

Concho Resources, Inc.*	7,210	$913,218

Pioneer Natural Resources Co.	6,820	1,178,360

TOTAL OIL, GAS & CONSUMABLE FUELS		$2,091,578

PHARMACEUTICALS – 1.2%

Akorn, Inc.*	12,641	526,371

Endo International PLC*,Ö	6,500	546,423

Intersect Ent, Inc.	19,134	480,168

Valeant Pharmaceuticals International, Inc.*,Ö	3,500	759,255

TOTAL PHARMACEUTICALS		$2,312,217

REAL ESTATE INVESTMENT TRUSTS – 0.3%

Ryman Hospitality Properties, Inc.Ö	10,350	596,574

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%

Micron Technology, Inc.*	48,000	1,350,240

NXP Semiconductors NVÖ	15,450	1,485,054

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$2,835,294

SOFTWARE – 0.6%

CDK Global, Inc.Ö	25,275	1,211,178

SPECIALTY RETAIL – 0.6%

Party City Holdco, Inc.	375	7,796

Vitamin Shoppe, Inc.*,Ö	29,139	1,220,340

TOTAL SPECIALTY RETAIL		$1,228,136

TOTAL COMMON STOCKS (COST $59,960,718)		$60,544,187

INVESTMENT COMPANIES – 10.9%

ALTERNATIVE INVESTMENT FUNDS – 3.4%

Arbitrage Fund, Class I	380,430	5,040,703

Gateway Fund, Class Y	52,975	1,588,191

TOTAL ALTERNATIVE INVESTMENT FUNDS		$6,628,894

DEBT FUND – 2.5%

Professionally Managed Portfolios - The Osterweis Strategic Income Fund, Class I	431,357	4,995,109

EQUITY FUND – 5.0%

Boston Partners Long/Short Research Fund	630,124	9,722,807

TOTAL INVESTMENT COMPANIES (COST $21,081,309)		$21,346,810
	Par Value

CORPORATE BONDS – 18.7%

AUTO MANUFACTURERS – 1.4%

Chrysler Group LLC / CG Co.-Issuer, Inc., Secured, 8.25%, 6/15/21	$2,500,000	$2,768,750

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	55

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Par Value	Value

DISTRIBUTORS – 1.3%

HD Supply, Inc., Company Guaranteed, 11.50%, 7/15/20	$2,150,000	$2,518,188

FOOD – 2.0%

Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., Sr. Secured, 7.75%, 10/15/22Ω	1,901,000	2,074,466

US Foods, Inc.,
Company Guaranteed, 8.50%, 6/30/19	1,725,000	1,822,031

TOTAL FOOD		$3,896,497

HEALTH CARE PROVIDERS & SERVICES – 1.1%

Tenet Healthcare Corp., Sr. Unsecured, 8.13%, 4/01/22	2,000,000	2,197,500

LODGING – 2.2%

Boyd Gaming Corp., Company Guaranteed, 9.13%, 12/01/18	2,075,000	2,173,562

Marina District Finance Co., Inc., Sr. Secured, 9.88%, 8/15/18	2,000,000	2,095,000

TOTAL LODGING		$4,268,562

MEDIA – 2.5%

Univision Communications, Inc., Company Guaranteed, 8.50%, 5/15/21Ω	2,550,000	2,741,250

WideOpenWest Finance LLC / WideOpenWest Capital Corp., Company Guaranteed, 10.25%, 7/15/19	2,000,000	2,165,000

TOTAL MEDIA		$4,906,250

RETAIL – 2.2%

Michaels Finco Holding LLC / Michaels Finco, Inc.,
Sr. Unsecured, 7.50%, 8/01/18Ω	558,000	569,160

Neiman Marcus Group Ltd. LLC, Company Guaranteed, 8.00%, 10/15/21Ω	1,625,000	1,752,969

Rite Aid Corp., Company Guaranteed, 6.13%, 4/01/23Ω	2,000,000	2,080,000

TOTAL RETAIL		$4,402,129

SOFTWARE – 1.5%

First Data Corp., Company Guaranteed, 11.75%, 8/15/21	2,504,000	2,885,860

TELECOMMUNICATIONS – 4.5%

Altice SA, Company Guaranteed, 7.63%, 2/15/25Ω	2,000,000	2,027,600

Intelsat Jackson Holdings SA, Company Guaranteed, 7.25%, 4/01/19	1,650,000	1,716,000

Level 3 Financing, Inc., Company Guaranteed, 8.13%, 7/01/19	2,475,000	2,601,844

Sprint Corp., Company Guaranteed, 7.63%, 2/15/25	2,500,000	2,481,250

TOTAL TELECOMMUNICATIONS		$8,826,694

TOTAL CORPORATE BONDS
(COST $36,522,240)		$36,670,430

Description	Par Value	Value

U.S. GOVERNMENT OBLIGATION – 1.5%

U.S. TREASURY BILL – 1.5%

0.02%, 5/07/15	$3,000,000	$2,999,993

TOTAL U.S. GOVERNMENT OBLIGATION (COST $2,999,995)		$2,999,993

	Number of Shares

MONEY MARKET FUND – 31.2%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	61,157,315	$61,157,315

TOTAL MONEY MARKET FUND (COST $61,157,315)		$61,157,315
	Contracts

PURCHASED OPTIONS – 0.2%

CALL OPTIONS – 0.0%**

Cablevision Systems Corporation, Strike Price $19.00, Expiring 6/19/2015	106	$15,635

Nu Skin Enterprises, Inc., Strike Price $55.00, Expiring 6/19/2015	120	54,600

S&P 500 Index, Strike Price $2,215.00, Expiring 5/01/2015	20	100

S&P 500 Index, Strike Price $2,220.00, Expiring 5/06/2015	20	—

S&P 500 Index, Strike Price $2,225.00, Expiring 5/04/2015	20	—

S&P 500 Index, Strike Price $2,225.00, Expiring 5/15/2015	20	300

S&P 500 Index, Strike Price $2,230.00, Expiring 5/08/2015	20	100

S&P 500 Index, Strike Price $2,235.00, Expiring 5/18/2015	20	19

S&P 500 Index, Strike Price $2,240.00, Expiring 5/20/2015	20	25

S&P 500 Index, Strike Price $2,240.00, Expiring 5/27/2015	20	79

S&P 500 Index, Strike Price $2,245.00, Expiring 5/13/2015	20	1

S&P 500 Index, Strike Price $2,250.00, Expiring 5/11/2015	20	—

S&P 500 Index, Strike Price $2,250.00, Expiring 5/22/2015	19	190

S&P 500 Index, Strike Price $2,263.00, Expiring 5/26/2015	20	19

TOTAL CALL OPTIONS		$71,068

PUT OPTIONS – 0.2%

S&P 500 Index, Strike Price $1,875.00, Expiring 5/01/2015	20	100

ANNUAL REPORT / April 30, 2015

56    PORTFOLIOS OF INVESTMENTS

    Wilmington Multi-Manager Alternatives Fund (continued)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,875.00, Expiring 5/06/2015	20	$267

S&P 500 Index, Strike Price $1,880.00, Expiring 5/15/2015	20	1,600

S&P 500 Index, Strike Price $1,885.00, Expiring 5/04/2015	20	59

S&P 500 Index, Strike Price $1,900.00, Expiring 5/08/2015	20	700

S&P 500 Index, Strike Price $1,905.00, Expiring 5/13/2015	20	1,790

S&P 500 Index, Strike Price $1,905.00, Expiring 5/27/2015	20	5,831

S&P 500 Index, Strike Price $1,910.00, Expiring 5/11/2015	20	1,469

S&P 500 Index, Strike Price $1,910.00, Expiring 5/18/2015	20	3,389

S&P 500 Index, Strike Price $1,910.00, Expiring 5/20/2015	20	4,038

S&P 500 Index, Strike Price $1,920.00, Expiring 5/22/2015	19	4,750

S&P 500 Index, Strike Price $1,930.00, Expiring 5/26/2015	20	7,674

Southwest Airlines Co., Strike Price $40.50, Expiring 5/15/2015	350	28,000

SPDR S&P Biotech ETF, Strike Price $225.00, Expiring 6/19/2015	149	344,190

TOTAL PUT OPTIONS		$403,857

TOTAL PURCHASED OPTIONS
(COST $301,648)		$474,925

TOTAL INVESTMENTS IN SECURITIES – 93.3%
(COST $182,023,225)		$183,193,660
	Number of Shares

SECURITIES SOLD SHORT – (11.9%)

CONSUMER DISCRETIONARY – (1.7%)

DISTRIBUTORS – (0.1%)

Genuine Parts Co.	(2,000)	$(179,700)

HOTELS, RESTAURANTS & LEISURE – (0.1%)

Starwood Hotels & Resorts	(1,730)	(148,694)

LEISURE EQUIPMENT & PRODUCTS – (0.1%)

Polaris Industries, Inc.	(1,645)	(225,299)

MEDIA – (0.7%)

Cablevision Systems-NY Grp-A	(40,097)	(801,138)

Omnicom Group	(7,355)	(557,215)

TOTAL MEDIA		$(1,358,353)

MULTILINE RETAIL – (0.1%)

Big Lots, Inc.	(5,540)	(252,458)

SPECIALIZED – (0.3%)

Description	Number of Shares	Value

Nielsen NV	(13,593)	$(610,869)

SPECIALTY RETAIL – (0.3%)

L Brands, Inc.	(6,236)	(557,249)

TOTAL CONSUMER DISCRETIONARY		$(3,332,622)

CONSUMER STAPLES – (0.1%)

FOOD & STAPLES RETAILING – (0.1%)

Walgreens Boots Alliance, Inc.	(3,910)	(324,256)

FINANCIALS – (2.4%)

CAPITAL MARKETS – (1.0%)

Cohen & Steers, Inc.	(22,608)	(855,939)

Federated Investors, Inc.-Cl B	(10,430)	(358,792)

Raymond James Financial, Inc.	(3,630)	(205,204)

T Rowe Price Group, Inc.	(4,370)	(354,757)

TD Ameritrade Holding Corp.	(6,330)	(229,463)

TOTAL CAPITAL MARKETS		$(2,004,155)

COMMERCIAL BANKS – (0.3%)

Cullen/Frost Bankers, Inc.	(1,480)	(107,951)

Prosperity Bancshares, Inc.	(2,900)	(154,686)

Royal Bank Of Canada	(500)	(33,199)

Royal Bank Of Canada	(3,750)	(249,300)

TOTAL COMMERCIAL BANKS		$(545,136)

DIVERSIFIED FINANCIAL SERVICES – (1.0%)

Financial Select Sector SPDR	(33,840)	(816,559)

Ishares Russell 2000 Growth	(3,000)	(441,150)

Moody’s Corp.	(1,155)	(124,186)

Nasdaq OMX Group/The	(12,790)	(621,978)

TOTAL DIVERSIFIED FINANCIAL SERVICES		$(2,003,873)

INSURANCE – (0.1%)

Primerica, Inc.	(4,869)	(225,045)

TOTAL FINANCIALS		$(4,778,209)

HEALTH CARE – (4.8%)

BIOTECHNOLOGY – (1.0%)

Dyax Corp.	(8,046)	(192,380)

Foundation Medicine, Inc.	(5,038)	(229,279)

Incyte Corp.	(3,518)	(341,809)

Intrexon Corp.	(10,000)	(388,300)

Isis Pharmaceuticals, Inc.	(2,012)	(114,121)

Juno Therapeutics, Inc.	(1,905)	(81,420)

MannKind Corp.	(13,335)	(57,207)

Myriad Genetics, Inc.	(4,190)	(138,396)

Synageva Biopharma Corp.	(1,143)	(105,110)

Ziopharm Oncology, Inc.	(32,636)	(287,523)

TOTAL BIOTECHNOLOGY		$(1,935,545)

HEALTH CARE EQUIPMENT & SUPPLIES – (1.6%)

Dexcom, Inc.	(8,737)	(590,359)

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	57

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

Elekta AB-B Shares	(27,171)	$(260,026)

William Demant Holding††	(14,796)	(1,216,704)

Zimmer Holdings, Inc.	(9,090)	(998,446)

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$(3,065,535)

HEALTH CARE PROVIDERS & SERVICES – (0.9%)

Amerisourcebergen Corp.	(1,845)	(210,884)

Chemed Corp.	(4,515)	(520,354)

Express Scripts Holding Co.	(11,704)	(1,011,226)

IPC Healthcare, Inc.	(1,477)	(72,255)

TOTAL HEALTH CARE PROVIDERS & SERVICES		$(1,814,719)

HEALTH CARE TECHNOLOGY – (0.2%)

Computer Programs & Systems	(4,609)	(241,189)

Medidata Solutions, Inc.	(4,474)	(239,046)

TOTAL HEALTH CARE TECHNOLOGY		$(480,235)

LIFE SCIENCES TOOLS & SERVICES – (0.3%)

Bruker Corp.	(12,219)	(231,672)

Waters Corp.	(2,339)	(292,819)

TOTAL LIFE SCIENCES TOOLS & SERVICES		$(524,491)

PHARMACEUTICALS – (0.8%)

Astrazeneca PLC - ADR	(6,678)	(457,309)

Johnson & Johnson	(6,630)	(657,696)

Medicines Company	(2,857)	(73,168)

Roche Holding AG - ADR	(10,455)	(375,125)

TOTAL PHARMACEUTICALS		$(1,563,298)

TOTAL HEALTH CARE		$(9,383,823)

INDUSTRIALS – (1.2%)

AIR FREIGHT & LOGISTICS – (0.1%)

C.H. Robinson Worldwide, Inc.	(2,783)	(179,197)

AIRLINES – (0.2%)

Delta Air Lines, Inc.	(5,653)	(252,350)

United Continental Holdings	(2,360)	(140,986)

TOTAL AIRLINES		$(393,336)

COMMERCIAL SERVICES & SUPPLIES – (0.4%)

Deluxe Corp.	(12,971)	(839,872)

MACHINERY – (0.2%)

Middleby Corp.	(1,360)	(137,822)

Sensata Technologies Holding	(4,611)	(254,573)

TOTAL MACHINERY		$(392,395)

ROAD & RAIL – (0.3%)

Avis Budget Group, Inc.	(6,055)	(327,818)

Description	Number of Shares	Value

Con-Way, Inc.	(4,560)	$(187,416)

TOTAL ROAD & RAIL		$(515,234)

TOTAL INDUSTRIALS		$(2,320,034)

INFORMATION TECHNOLOGY – (0.6%)

COMPUTERS – (0.1%)

Freescale Semiconductor Ltd.	(2,685)	(104,957)

COMPUTERS & PERIPHERALS – (0.1%)

NCR Corp.	(4,000)	(109,760)

INTERNET SOFTWARE & SERVICES – (0.1%)

Check Point Software Technologies	(1,820)	(151,934)

Dealertrack Technologies, Inc.	(2,737)	(107,591)

TOTAL INTERNET SOFTWARE & SERVICES		$(259,525)

IT SERVICES – (0.3%)

Western Union Co.	(31,959)	(648,129)

TOTAL INFORMATION TECHNOLOGY		$(1,122,371)

INVESTMENT COMPANIES – (0.6%)

EQUITY FUNDS – (0.6%)

Market Vectors Semiconductor ETF	(8,683)	(481,559)

Technology Select Sector SPDR Fund	(17,280)	(735,782)

TOTAL EQUITY FUNDS		$(1,217,341)

TOTAL INVESTMENT COMPANIES		$(1,217,341)

MATERIALS – (0.1%)

CHEMICALS – (0.1%)

Minerals Technologies, Inc.	(2,200)	(149,006)

TELECOMMUNICATION SERVICES – (0.4%)

DIVERSIFIED TELECOMMUNICATION SERVICES – (0.4%)

AT&T, Inc.	(18,243)	(631,938)

Level 3 Communications, Inc.	(3,610)	(201,943)

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$(833,881)

TOTAL TELECOMMUNICATION SERVICES		$(833,881)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $(23,621,831))		$(23,461,543)
	Contracts
WRITTEN OPTIONS – (0.3%)
CALL OPTIONS – (0.1%)

CBS Corp., Strike Price $62.50, Expiring 5/15/2015	(194)	$(26,384)

S&P 500 Index, Strike Price $2,115.00,
Expiring 5/01/2015	(20)	(400)

S&P 500 Index, Strike Price $2,120.00,
Expiring 5/06/2015	(20)	(4,183)

ANNUAL REPORT / April 30, 2015

58	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Contracts	Value

S&P 500 Index, Strike Price $2,125.00, Expiring 5/04/2015	(20)	$(1,131)

S&P 500 Index, Strike Price $2,125.00, Expiring 5/15/2015	(20)	(9,200)

S&P 500 Index, Strike Price $2,130.00, Expiring 5/08/2015	(20)	(2,900)

S&P 500 Index, Strike Price $2,135.00, Expiring 5/18/2015	(20)	(7,942)

S&P 500 Index, Strike Price $2,135.00, Expiring 5/20/2015	(20)	(9,188)

S&P 500 Index, Strike Price $2,140.00, Expiring 5/13/2015	(20)	(3,391)

S&P 500 Index, Strike Price $2,140.00, Expiring 5/27/2015	(20)	(10,475)

S&P 500 Index, Strike Price $2,145.00, Expiring 5/11/2015	(20)	(1,792)

S&P 500 Index, Strike Price $2,145.00, Expiring 5/22/2015	(19)	(4,655)

S&P 500 Index, Strike Price $2,158.00, Expiring 5/26/2015	(20)	(4,422)

Vitamin Shoppe, Inc., Strike Price $40.00, Expiring 5/15/2015	(75)	(19,688)

Vitamin Shoppe, Inc., Strike Price $45.00, Expiring 5/15/2015	(75)	(3,750)

TOTAL CALL OPTIONS		$(109,501)

PUT OPTIONS – (0.2%)

Brunswick Corp., Strike Price $50.00, Expiring 6/19/2015	(44)	(5,940)

Deluxe Corp., Strike Price $65.00, Expiring 5/15/2015	(129)	(15,480)

S&P 500 Index, Strike Price $1,975.00, Expiring 5/01/2015	(20)	(200)

S&P 500 Index, Strike Price $1,975.00, Expiring 5/06/2015	(20)	(1,537)

S&P 500 Index, Strike Price $1,980.00, Expiring 5/15/2015	(20)	(5,800)

S&P 500 Index, Strike Price $1,985.00, Expiring 5/04/2015	(20)	(676)

S&P 500 Index, Strike Price $2,000.00, Expiring 5/08/2015	(20)	(3,660)

S&P 500 Index, Strike Price $2,005.00, Expiring 5/27/2015	(20)	(22,306)

S&P 500 Index, Strike Price $2,010.00, Expiring 5/13/2015	(20)	(10,381)

S&P 500 Index, Strike Price $2,010.00, Expiring 5/18/2015	(20)	(15,982)

S&P 500 Index, Strike Price $2,015.00, Expiring 5/11/2015	(20)	(9,499)

S&P 500 Index, Strike Price $2,015.00, Expiring 5/20/2015	(20)	(19,531)

S&P 500 Index, Strike Price $2,025.00, Expiring 5/22/2015	(19)	(22,990)

Description	Contracts	Value

S&P 500 Index, Strike Price $2,035.00, Expiring 5/26/2015	(20)	$(32,357)

SPDR S&P Biotech ETF, Strike Price $210.00, Expiring 6/19/2015	(149)	(217,540)

Zimmer Holdings, Inc., Strike Price $110.00,
Expiring 6/19/2015	(90)	(29,700)

TOTAL PUT OPTIONS		$(413,579)

TOTAL WRITTEN OPTIONS
(PREMIUMS RECEIVED $(543,340))		$(523,080)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND
WRITTEN OPTIONS – 81.1%
		$159,209,037
OTHER ASSETS LESS LIABILITIES – 18.9%		37,152,827

TOTAL NET ASSETS – 100.0%		$196,361,864

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS     59

Wilmington Multi-Manager Alternatives Fund (continued)

Cost of investments for Federal income tax purposes is $182,630,604. The net unrealized appreciation/(depreciation) of investments was $563,056. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,509,525 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,946,469.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks	$60,544,187	$—	$—	$60,544,187

Investment Companies	21,346,810	—	—	21,346,810

Corporate Bonds	—	36,670,430	—	36,670,430

U.S. Government Obligation	—	2,999,993	—	2,999,993

Money Market Fund	61,157,315	—	—	61,157,315

Purchased Options	98,235	376,690	—	474,925

Total Investments in Securities	143,146,547	40,047,113	—	183,193,660

Total Assets	$143,146,547	$40,047,113	$—	$183,193,660

Liabilities

Other Financial Instruments^

Financial Futures Contracts	$(1,367,058)	$—	$—	$(1,367,058)

Securities Sold Short	(22,244,839)	(1,216,704)	—	(23,461,543)

Written Options	(100,942)	(422,138)	—	(523,080)

Total Liabilities	$(23,712,839)	$(1,638,842)	$—	$(25,351,681)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as financial futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument. Securities Sold Short and Written options are reported at their market value at period end.

*	Non-income producing security.

^	7-Day net yield.

††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2015, the value of these securities amounted to $(1,216,704) representing 0.6% of total net assets.

Ö	All or a portion of this security is segregated as collateral in connection with the fund’s short positions and written options carried by the Funds. The total value of all securities segregated at April 30, 2015 amounted to $33,569,213 representing 17.1% of total net assets.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted amounted to $11,245,445 representing 5.7% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

PLC - Public Limited Company

SPDR - Standard & Poor’s Depository Receipts

ANNUAL REPORT / April 30, 2015

60	PORTFOLIOS OF INVESTMENTS

      Wilmington Multi-Manager Alternatives Fund (concluded)

At April 30, 2015, the Alternatives Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
SHORT POSITIONS:
Australian Dollar Futures	June 2015	148	$11,297,423	$11,686,080	$(388,657)
Euro Futures	June 2015	174	23,525,149	24,503,550	(978,401)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(1,367,058)

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Real Asset Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Inflation-Linked & Fixed Income Securities:

Foreign Government Inflation-Linked Securities	26.3%

U.S. Government Inflation-Linked Securities	21.7%

Foreign Government Securities	4.7%

Corporate Bonds	2.4%

U.S. Treasury	1.1%

Asset-Backed Securities	0.7%

Mortgage-Backed Securities	0.5%

U.S. Government Agency Obligation	0.0%[3]

Real Estate Related Securities:

Real Estate Investment Trusts	29.2%

Common Stocks	10.1%

Exchange-Traded Funds	1.0%

Investment Companies	0.1%

Preferred Stock	0.0%[3]

Warrant	0.0%[3]

Commodity Related Securities:

Investment Companies	13.6%

Purchased Options	0.1%

Written Options	(0.1)%

TBA Sale Commitments	(0.9)%

Short-Term Investments

Cash Equivalents[1]	1.3%

Other Assets and Liabilities – Net[2]	(11.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Par Value		Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 57.4%

ASSET-BACKED SECURITIES – 0.7%

COLLATERALIZED LOAN OBLIGATION – 0.0%**

MAGI Funding PLC Series I-A, Class A, 1.31% 4/11/21Ω	16,946	EUR	$18,988

DIVERSIFIED FINANCIAL SERVICES – 0.3%

Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 0.57% 3/25/36Δ	$300,000		257,359

Description	Par Value	Value

Bear Stearns Asset Backed Securities I Trust Series 2005-TC1, Class M2, 0.82% 5/25/35Δ	$545,623	$439,201

Bear Stearns Asset Backed Securities Trust Series 2005-1, Class M2, 2.28% 3/25/35Δ	500,000	466,601

Countrywide Asset-Backed Certificates Series 2006-6, Class 2A2, 0.36% 9/25/36Δ	216,090	211,989

Venture VII CDO Ltd. Series 2006-7A, Class A1A, 0.51% 1/20/22Δ,Ω	268,973	265,321

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,640,471

ANNUAL REPORT / April 30, 2015

62    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

WHOLE LOAN – 0.4%

Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH2, Class A3, 0.40% 8/25/36Δ	$1,200,000	$1,052,532

Credit-Based Asset Servicing and Securitization LLC Series 2005-CB2, Class M2, 1.13% 4/25/36Δ	241,321	209,058

Symphony CLO VIII LP Series 2012-8AR, Class AR, 1.35% 1/09/23Δ,Ω	495,014	495,395

TOTAL WHOLE LOAN		$1,756,985

TOTAL ASSET-BACKED SECURITIES (COST $3,378,769)		$3,416,444

CORPORATE BONDS – 2.4%

ENERGY – 0.1%

Petrobras Global Finance BV Company Guaranteed, 3.15% 3/17/20Δ	100,000	94,250

Sabine Pass LNG LP Sr. Secured, 7.50% 11/30/16	400,000	428,000

TOTAL ENERGY		$522,250

FINANCIALS – 1.9%

Ally Financial, Inc. Company Guaranteed, 5.50% 2/15/17	569,000	596,028

Banco Espirito Santo Sr. Unsecured, 5.00% 4/23/19	150,000EUR	173,222

Banco Espirito Santo SA Sr. Unsecured, MTN, 7.00% 3/04/16	100,000EUR	113,965

Bank of America Corp. Sr. Unsecured, MTN, 3.96% 10/21/25Δ	14,000,000MXN	999,218

Barclays Bank PLC, Sr. Unsecured, GMTN,

2.01%, 12/21/20	7,500,000MXN	472,966

7.63%, 11/21/22	$2,400,000	2,816,100

BPCE SA Subordinated, 4.63% 7/11/24	700,000	705,698

CIT Group, Inc. Sr. Unsecured, 4.25% 8/15/17	594,000	605,880

Eksportfinans ASA Sr. Unsecured, 5.50% 6/26/17	1,000,000	1,066,790

Ford Motor Credit Co. LLC Sr. Unsecured, 5.63% 9/15/15	400,000	406,947

International Lease Finance Corp. Sr. Unsecured, 8.63% 9/15/15	200,000	204,000

Intesa Sanpaolo SpA, Company Guaranteed,

3.13%, 1/15/16	100,000	101,211

6.50%, 2/24/21Ω	300,000	352,188

TOTAL FINANCIALS		$8,614,213

MEDIA – 0.1%

Univision Communications, Inc. Sr. Secured, 5.13% 2/15/25	500,000	506,875

Description	Par Value	Value

PHARMACEUTICALS – 0.1%

Actavis Funding SCS, Company Guaranteed,

3.45%, 3/15/22	$100,000	$101,802

3.80%, 3/15/25	300,000	303,970

TOTAL PHARMACEUTICALS		$405,772

TELECOMMUNICATIONS – 0.1%

BellSouth Corp. Company Guaranteed, 4.82% 4/26/16	500,000	518,440

UTILITIES – 0.1%

Dynegy, Inc. Company Guaranteed, 6.75% 11/01/19	600,000	630,000

TOTAL CORPORATE BONDS (COST $11,326,612)		$11,197,550

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 26.3%

GOVERNMENT – 26.3%

Brazil Notas do Tesouro Nacional Series B,

6.00%, 5/15/35	300,000BRL	257,556

6.00%, 5/15/45	1,508,000BRL	1,297,320

6.00%, 8/15/50	2,632,000BRL	2,268,589

Bundesrepublik Deutschland Bundesob-ligation Inflation Linked Bond, 0.75%, 4/15/18	15,792,106EUR	19,466,577

Colombian Tesoreria, 3.00%, 3/25/33	4,657,920,348COP	1,734,510

Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	610,000EUR	771,107

France Government Bond OAT,

0.10%, 7/25/21	3,250,000EUR	3,946,427

0.25%, 7/25/18	14,200,000EUR	17,247,748

0.25%, 7/25/24	5,000,000EUR	6,294,898

1.00%, 7/25/17	732,817EUR	865,212

1.10%, 7/25/22	500,000EUR	700,799

1.80%, 7/25/40	226,312EUR	411,352

2.10%, 7/25/23	350,000EUR	542,881

Italy Buoni Poliennali Del Tesoro,

2.10%, 9/15/21	130,000EUR	178,112

2.25%, 4/22/17	2,702,025EUR	3,151,538

2.35%, 9/15/24	460,000EUR	610,643

Japan Government CPI Linked Bond, Sr. Unsecured, 0.10%, 9/10/24Ö	228,160,000JPY	2,087,645

Mexican Udibonos,

4.00%, 11/15/40	9,883,379MXN	709,094

4.50%, 11/22/35	57,331,462MXN	4,411,518

New Zealand Government Bond, Sr. Unsecured, 2.00%, 9/20/25	6,150,000NZD	4,943,930

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	63

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

3.00%, 9/20/30	2,025,000NZD	$1,824,760

Spain Government Inflation Linked Bond, Sr. Unsecured, 1.00%, 11/30/30	200,000EUR	234,549

Thailand Government Bond, Unsecured, 1.25%, 3/12/28	38,864,680THB	1,074,882

U.K. Gilt Inflation Linked,

0.13%, 3/22/44	4,446,624GBP	8,931,539

0.25%, 3/22/52	848,280GBP	1,915,938

0.50%, 3/22/50	396,891GBP	941,373

0.63%, 3/22/40	355,608GBP	765,288

0.63%, 11/22/42	2,899,200GBP	6,502,090

0.75%, 3/22/34	2,210,380GBP	4,486,101

0.75%, 11/22/47	1,062,367GBP	2,607,409

1.13%, 11/22/37	824,883GBP	1,888,554

0.13%, 3/22/29	1,275,604GBP	2,236,452

0.13%, 3/22/58	2,487,465GBP	5,773,361

0.13%, 3/22/24	6,775,872GBP	11,424,345

TOTAL GOVERNMENT		$122,504,097

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST$125,528,196)		$122,504,097

FOREIGN GOVERNMENT SECURITIES – 4.7%

GOVERNMENT – 4.7%

Autonomous Community of Catalonia, Sr. Unsecured, 4.75%, 6/04/18	100,000EUR	124,222

Brazil Notas do Tesouro Nacional Series F,

10.00%, 1/01/23	8,330,000BRL	2,423,634

10.00%, 1/01/25	17,120,000BRL	4,863,417

Corp. Andina de Fomento, 11U, Unsecured, 3.95%, 10/15/21	4,411,748MXN	288,877

Credit Agricole SA,
8.13%, 9/19/33	900,000USD	1,019,250

France Government Bond OAT,
3.50%, 4/25/20	60,000EUR	78,720

Hellenic Republic Government International Bond, Sr. Unsecured, 4.50%, 7/03/17	30,000,000JPY	161,575

Italy Buoni Poliennali Del Tesoro,

2.35%, 9/15/19	3,587,467EUR	4,520,396

2.55%, 9/15/41	644,088EUR	977,324

5.00%, 9/01/40	1,100,000EUR	1,828,310

Mexican Bonos de Proteccion al Ahorro, 3.05%, 4/01/18Δ	15,500,000MXN	1,020,817

Mexican Udibonos, 4.50%, 12/04/25	25,951,177MXN	1,945,821

Description	Par Value	Value

Slovenia Government Bond, Sr. Unsecured, 3.00%, 4/08/21	1,000,000EUR	$1,266,019

South Africa Government Bond, Series R207, 7.25%, 1/15/20	15,475,000ZAR	1,292,086

TOTAL GOVERNMENT		$21,810,468

TOTAL FOREIGN GOVERNMENT SECURITIES (COST $24,957,169)		$21,810,468

MORTGAGE-BACKED SECURITIES – 0.5%

WHOLE LOAN – 0.5%

BCAP LLC Trust Series 2009-RR6-I, Class 3A1, 2.80% 12/26/37Δ,Ω	$55,750	54,817

CIFC Funding 2011-I Ltd. Series 2011-1AR, Class A1R, 1.55% 1/19/23Δ,Ω	870,133	868,828

Grifonas Finance PLC 0.39% 8/28/39Δ	630,141EUR	482,933

JP Morgan Resecuritization Trust Series 2009-7, Class 13A1, 2.38% 6/27/37Ω	$53,949	52,932

Rise Ltd. 2014-1, Class A, 4.75% 2/15/39††	278,501	281,864

WAMU Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4,

1.96%, 11/25/36Δ	363,004	317,788

2.36%, 3/25/37Δ	154,766	143,072

TOTAL WHOLE LOAN		$2,202,234

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,127,640)		$2,202,234

U.S. GOVERNMENT AGENCY OBLIGATION – 0.0%**

FEDERAL HOME LOAN BANK (FHLB) – 0.0%**

Federal Home Loan Bank Discount Notes 0.10% 7/29/15‡	100,000	99,976

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (COST $99,980)		$99,976

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 21.7%

U.S. TREASURY INFLATION INDEXED BONDS – 15.2%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/18	5,550,000	5,772,891

0.13%, 4/15/19	11,300,000	11,582,917

0.13%, 1/15/23	1,500,000	1,539,769

0.13%, 7/15/24	11,700,000	11,646,174

0.25%, 1/15/25	7,100,000	7,134,557

0.63%, 1/15/24	3,200,000	3,373,700

0.75%, 2/15/42	3,640,000	3,785,224

0.75%, 2/15/45	400,000	401,209

1.38%, 2/15/44	3,250,000	3,808,811

1.88%, 7/15/19	800,000	972,577

2.00%, 1/15/26	1,318,000	1,852,847

2.38%, 1/15/25	1,323,000	2,004,656

2.38%, 1/15/27	3,180,000	4,580,935

2.50%, 1/15/29	1,900,000	2,659,278

3.63%, 4/15/28	2,700,000	5,536,749

ANNUAL REPORT / April 30, 2015

64    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

3.88%, 4/15/29	$2,050,000	$4,305,774

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$70,958,068

U.S. TREASURY INFLATION INDEXED NOTES – 6.5%

U.S. Treasury Inflation Indexed Note,

0.13%, 1/15/22	5,650,000	5,934,539

0.13%, 7/15/22	7,200,000	7,471,262

0.38%, 7/15/23	1,750,000	1,819,491

0.63%, 7/15/21	2,710,000	2,970,885

1.13%, 1/15/21	8,600,000	9,935,684

1.63%, 1/15/18	1,750,000	2,093,582

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$30,225,443

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $100,141,168)		$101,183,511

U.S. TREASURY – 1.1%

U.S. TREASURY BOND – 0.4%

U.S. Treasury Bond 2.50% 2/15/45	1,900,000	1,805,763

U.S. TREASURY NOTE – 0.7%

U.S. Treasury Note 1.75% 3/31/22	3,100,000	3,090,814

TOTAL U.S. TREASURY (COST $4,916,270)		$4,896,577

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $272,475,804)		$267,310,857

	Number of Shares

REAL ESTATE RELATED SECURITIES – 40.4%

COMMON STOCKS – 10.1%

DIVERSIFIED – 0.0%**

DNZ Property Fund Ltd.††	22,431	$34,735

Kiwi Property Group Ltd.††	74,066	73,092

TOTAL DIVERSIFIED		$107,827

DIVERSIFIED REAL ESTATE ACTIVITIES – 5.6%

Alexander & Baldwin, Inc.	3,343	135,325

Allreal Holding AG††	823	118,077

Al-Rov (Israel) Ltd.*,††	2,782	81,576

Argosy Property Ltd.††	58,962	51,041

CapitaLand Ltd.††	580,000	1,614,045

City Developments Ltd.††	44,000	354,022

Consolidated-Tomoka Land Co.	629	34,431

Daito Trust Construction Co. Ltd.††	9,301	1,083,107

Daiwa House Industry Co. Ltd.††	68,906	1,538,328

Development Securities PLC††	18,118	70,354

Dic Asset AG††	9,282	93,493

DREAM Unlimited Corp., Class A*	4,100	32,182

Elbit Imaging Ltd.*,††	22,440	29,987

Description	Number of Shares	Value

Goldin Properties Holdings Ltd.*,††	110,000	$266,843

Great Eagle Holdings Ltd.††	35,000	129,144

Hang Lung Properties Ltd.††	198,000	669,352

Heiwa Real Estate Co. Ltd.††	6,400	86,859

Henderson Land Development Co. Ltd.††	104,000	833,780

HKR International Ltd.††	60,800	34,481

Kerry Properties Ltd.††	67,500	275,487

Lend Lease Group††	53,752	679,174

Leopalace21 Corp.*,††	28,400	163,796

Mitsubishi Estate Co. Ltd.††	152,210	3,582,609

Mitsui Fudosan Co. Ltd.††	164,589	4,879,126

Mobimo Holding AG††	484	107,998

Nomura Real Estate Holdings, Inc.††	12,200	247,990

Patrizia Immobilien AG*,††	2,555	50,329

Shinoken Group Co. Ltd.††	2,800	35,803

Soundwill Holdings Ltd.††	54,000	97,315

St Joe Co. (The)*	8,591	149,913

Sumitomo Realty & Development Co. Ltd.††	67,498	2,605,142

Sun Hung Kai Properties Ltd.††	242,900	4,034,210

Takara Leben Co. Ltd.††	8,800	53,650

Tejon Ranch Co.*	1,252	30,924

Tokyo Tatemono Co. Ltd.††	29,100	210,995

Tokyu Fudosan Holdings Corp.††	34,900	259,340

United Industrial Corp. Ltd.††	35,000	90,670

UOL Group Ltd.††	62,000	372,805

Wheelock & Co. Ltd.††	135,000	760,175

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$25,943,878

INDUSTRIALS – 0.0%**

Property For Industry Ltd.††	30,878	37,315

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.††	62,898	55,357

REAL ESTATE DEVELOPMENT – 1.5%

Aveo Group††	43,613	95,127

Cedar Woods Properties Ltd.††	4,556	19,270

China Overseas Land & Investment Ltd.††	150,592	627,273

CK Hutchison Holdings Ltd.††	186,634	4,048,499

Conwert Immobilien Invest SE††	3,988	50,417

Forestar Group, Inc.*	5,730	84,575

Goldcrest Co. Ltd.††	1,800	35,378

Helical Bar PLC††	12,786	76,286

Howard Hughes Corp. (The)*	1,559	231,465

New World China Land Ltd.††	264,000	179,049

Nexity SA††	3,537	155,333

Selvaag Bolig ASA††	11,740	44,247

Sino Land Co. Ltd.††	466,000	819,862

St. Modwen Properties PLC††	19,036	126,852

Tag Immobilien AG††	12,979	166,175

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    65

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Urban & Civic PLC††	11,314	$45,139

Villa World Ltd.††	19,108	34,533

Wing Tai Holdings Ltd.††	37,000	54,750

TOTAL REAL ESTATE DEVELOPMENT		$6,894,230

REAL ESTATE OPERATING COMPANIES – 3.0%

Aeon Mall Co. Ltd.††	13,600	253,693

Airport Facilities Co. Ltd.††	5,100	28,917

Atrium European Real Estate Ltd.††	27,546	135,194

Atrium Ljungberg AB††	2,092	30,525

Azrieli Group††	2,200	94,911

Buwog AG*,††	6,438	130,169

Capital & Counties Properties PLC††	64,375	389,173

Castellum AB††	12,730	198,490

Citycon OYJ††	9,711	31,400

Daejan Holdings PLC††	667	55,410

Deutsche Annington Immobilien SE††	25,300	849,198

Deutsche Euroshop AG††	1,721	85,670

Deutsche Wohnen AG††	41,440	1,086,959

do Deutsche Office AG*,††	23,263	110,658

Entra ASA*,††	5,463	56,044

Fabege AB††	10,564	161,036

Fastighets AB Balder*,††	4,764	84,920

Forest City Enterprises, Inc., Class A#, *	13,426	319,002

Gazit Globe Ltd.††	8,919	118,031

Global Logistic Properties Ltd.††	287,000	595,250

Grainger PLC††	45,014	145,988

Hang Lung Group Ltd.††	38,000	201,188

Hemfosa Fastigheter AB*,††	4,890	112,983

Hispania Activos Inmobiliarios SAU*,††	9,283	132,285

Hongkong Land Holdings Ltd.††	248,381	2,010,088

Hufvudstaden AB††	36,804	508,765

Hulic Co. Ltd.††	17,400	186,244

Hysan Development Co. Ltd.††	69,000	318,825

Immofinanz AG*,††	34,737	104,498

Intershop Holding AG††	211	90,477

Jerusalem Oil Exploration*,††	978	37,150

Jeudan A/S*,††	797	78,433

Keihanshin Building Co. Ltd.††	11,300	66,730

Killam Properties, Inc.	6,336	56,822

Klovern AB-B Shares*,††	36,260	40,224

Kungsleden AB††	15,009	109,249

LEG Immobilien AG††	18,837	1,461,513

Melisron Ltd.††	1,000	38,344

Norstar Holdings, Inc.††	2,510	68,411

NTT Urban Development Corp.††	36,200	376,884

Olav Thon Eiendomsselskap ASA††	5,280	115,644

Description	Number of Shares	Value

Perennial Real Estate Holdings Ltd.*,††	35,647	$29,428

Platzer Fastigheter Holding, Class B*,††	7,280	32,147

PSP Swiss Property AG††	5,866	547,136

Quintain Estates & Development PLC*,††	39,479	58,076

S Immo AG††	10,793	100,964

Sagax AB††	6,013	41,609

Sponda OYJ††	33,377	145,968

Swire Properties Ltd.††	222,500	764,410

Swiss Prime Site††	4,582	401,738

TLG Immobilien AG*,††	2,575	43,226

Toc Co. Ltd.††	12,100	92,459

Tribona AB*,††	6,323	29,059

Unite Group PLC (The)*,††	32,882	302,141

Wallenstam AB††	10,092	170,152

Wihlborgs Fastigheter AB††	5,129	99,269

TOTAL REAL ESTATE OPERATING COMPANIES		$13,933,177

TOTAL COMMON STOCKS (COST $38,837,442)		$46,971,784

EXCHANGE-TRADED FUNDS – 1.0%

EQUITY FUNDS – 1.0%

SPDR Dow Jones International Real Estate ETF	51,700	2,291,861

Vanguard REIT ETF	28,900	2,294,082

TOTAL EQUITY FUNDS		$4,585,943

TOTAL EXCHANGE-TRADED FUNDS (COST $3,958,439)		$4,585,943

INVESTMENT COMPANIES – 0.1%

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

U.K. Commercial Property Trust Ltd.††	34,242	48,245

REAL ESTATE OPERATING COMPANIES – 0.1%

F&C Commercial Property Trust Ltd.*,††	58,277	125,369

Schroder Real Estate Investment Trust Ltd.††	35,581	33,565

Solvalor 61††	294	80,119

TOTAL REAL ESTATE OPERATING COMPANIES**		$239,053

TOTAL INVESTMENT COMPANIES (COST $272,342)		$287,298

PREFERRED STOCK – 0.0%**

CONSUMER FINANCE – 0.0%**

SLM Corp. 3.56%	3,000	72,240

TOTAL PREFERRED STOCK (COST $71,100)		$72,240

REAL ESTATE INVESTMENT TRUSTS – 29.2%

DIVERSIFIED – 4.3%

Abacus Property Group††	43,103	100,422

Activia Properties, Inc.††	20	181,894

American Assets Trust, Inc.	4,691	186,702

ANNUAL REPORT / April 30, 2015

66    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

American Realty Capital Properties, Inc.	136,163	$1,229,552

ANF Immobilier††	3,061	80,453

Armada Hoffler Properties, Inc.	3,286	33,747

Artis Real Estate Investment Trust	4,911	60,568

Astro Japan Property Group††	10,795	45,167

British Land Co. PLC††	162,962	2,075,525

Canadian Real Estate Investment Trust	2,615	98,856

Chambers Street Properties	22,734	170,505

Cominar Real Estate Investment Trust	5,697	90,283

Cousins Properties, Inc.	1,987	19,353

Daiwa House Real Estate Investment Corp.††	21	93,820

Daiwa House Residential Investment Corp.††	76	165,497

Dream Global Real Estate Investment Trust	4,100	34,356

Duke Realty Corp.	71,930	1,424,933

Fonciere Des Regions††	1,906	180,438

Gecina SA††	2,725	373,714

Gladstone Commercial Corp.	1,641	29,226

Goodman Property Trust††	95,812	86,160

GPT Group††	344,394	1,213,747

Green Real Estate Investment Trust PLC††	42,272	74,555

Growthpoint Properties Australia Ltd.††	33,826	84,714

H&R Real Estate Investment Trust	1,515	29,069

Hamborner Real Estate Investment Trust AG††	3,124	36,495

Hankyu Real Estate Investment Trust, Inc.††	64	81,429

Heiwa Real Estate Investment Trust, Inc.††	33	26,645

Investors Real Estate Trust	13,684	98,114

Kenedix Office Investment Corp.††	116	627,661

Land Securities Group PLC††	141,901	2,715,475

Lexington Realty Trust	18,108	167,861

Liberty Property Trust	21,723	756,829

Londonmetric Property PLC*,††	44,648	113,041

Mapletree Greater China Commercial Trust††	135,000	108,061

Mirvac Group††	770,544	1,220,727

Morguard Real Estate Investment Trust	10	144

Nieuwe Steen Investments NV††	88,361	414,994

NIPPON Real Estate Investment Trust Investment Corp.††	11	30,522

Nomura Real Estate Master Fund, Inc.††	161	209,457

One Liberty Properties, Inc.	1,381	31,045

PS Business Parks, Inc.	1,520	116,052

Sekisui House Si Residential Investment Corp.††	115	127,898

Select Income Real Estate Investment Trust	4,720	109,457

Shaftesbury PLC††	20,716	266,408

Spirit Realty Capital, Inc.	108,494	1,224,897

Stockland††	364,113	1,272,580

Description	Number of Shares	Value

Sunlight Real Estate Investment Trust††	177,000	$89,394

Suntec Real Estate Investment Trust††	504,800	673,895

Tokyu Real Estate Investment Trust, Inc.††	91	122,555

Top Real Estate Investment Trust, Inc.††	13	56,078

United Urban Investment Corp.††	458	726,971

Washington Real Estate Investment Trust	4,991	123,378

Wereldhave NV*,††	2,271	145,775

Whitestone Real Estate Investment Trust	1,951	28,680

Winthrop Realty Trust	2,434	40,064

Yuexiu Real Estate Investment Trust††	136,000	76,784

TOTAL DIVERSIFIED		$20,002,622

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Merlin Properties Socimi SA*,††	18,227	248,949

INDUSTRIALS – 1.9%

Ascendas Real Estate Investment Trust††	204,000	380,169

Australian Industrial Real Estate Investment Trust††	41,622	77,712

BWP Trust††	75,742	181,630

DCT Industrial Trust, Inc.	18,654	616,328

EastGroup Properties, Inc.	4,226	241,727

First Industrial Realty Trust, Inc.	9,049	178,537

GLP J-REIT††	463	476,047

Goodman Group††	297,665	1,460,616

Granite Real Estate Investment Trust	3,100	107,504

Hansteen Holdings PLC*,††	69,778	126,095

Industria Real Estate Investment Trust††	37,595	61,487

Industrial & Infrastructure Fund Investment Corp.††	30	144,689

Japan Logistics Fund, Inc.††	68	144,201

Mapletree Industrial Trust††	88,000	106,969

Mapletree Logistics Trust††	110,000	102,205

Monmouth Real Estate Investment Corp.	4,131	42,673

Nippon Prologis REIT, Inc.††	319	691,194

Prologis, Inc.#	73,712	2,963,222

Pure Industrial Real Estate Trust	20,600	86,737

Rexford Industrial Realty, Inc.	4,240	63,006

Segro PLC††	60,228	395,662

STAG Industrial, Inc.	4,083	88,724

Terreno Realty Corp.	2,510	53,413

Warehouses De Pauw CVA††	1,047	83,222

TOTAL INDUSTRIALS		$8,873,769

OFFICE – 5.7%

Alexandria Real Estate Equities, Inc.	14,592	1,348,009

Allied Properties Real Estate Investment Trust	4,335	143,722

Axia Real Estate Socimi SA*,††	2,470	33,363

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    67

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

BioMed Realty Trust, Inc.	14,452	$299,879

Boston Properties, Inc.	17,609	2,329,847

Brandywine Realty Trust	42,495	619,577

CapitaLand Commercial Trust††	599,400	766,387

Champion Real Estate Investment Trust††	308,000	166,853

Columbia Property Trust, Inc.	7,769	203,781

Confinimmo SA††	1,448	159,814

Coresite Realty Corp.	1,615	77,649

Corporate Office Properties Trust	7,659	202,121

CyrusOne, Inc.	2,641	85,780

Daiwa Office Investment Corp.††	25	131,589

Derwent London PLC††	21,402	1,126,499

Dexus Property Group††	44,053	255,973

Digital Realty Trust, Inc.	10,185	645,831

Douglas Emmett, Inc.	34,974	996,759

Dream Office Real Estate Investment Trust	7,300	167,480

DuPont Fabros Technology, Inc.	7,917	246,615

Empire State Realty Trust, Inc.	14,309	257,562

Equity Commonwealth*	9,064	228,503

First Potomac Realty Trust	4,414	47,318

Franklin Street Properties Corp.	9,236	109,077

Global One Real Estate Investment Corp.††	19	67,033

Government Properties Income Trust	6,371	132,772

Gramercy Property Trust, Inc.	1,930	52,766

Great Portland Estates PLC††	77,373	944,492

Highwoods Properties, Inc.	16,457	708,309

Hudson Pacific Properties, Inc.	4,127	124,470

ICADE††	12,694	1,104,072

Invesco Office J-Reit, Inc.††	80	76,539

Investa Office Fund††	202,138	592,092

Japan Excellent, Inc.††	121	160,385

Japan Prime Realty Investment Corp.††	57	204,511

Japan Real Estate Investment Corp.††	251	1,185,232

Kilroy Realty Corp.	23,461	1,665,496

Lar Espana Real Estate Socimi SA*,††	2,094	24,594

Mack-Cali Realty Corp.	9,666	173,505

MID Real Estate Investment Trust, Inc.††	12	35,478

Mori Hills Real Estate Investment Trust Investment Corp.††	126	172,919

Mori Trust Sogo Real Estate Investment Trust, Inc.††	102	200,940

New York Real Estate Investment Trust, Inc.	12,191	120,447

Nippon Building Fund, Inc.††	105	522,467

Nomura Real Estate Office Fund, Inc.††	27	124,108

Orix JREIT, Inc.††	553	817,422

Paramount Group, Inc.	32,600	597,232

Parkway Properties, Inc.	8,992	146,300

Piedmont Office Realty Trust, Inc.	11,569	202,226

Description	Number of Shares	Value

Premier Investment Corp.††	15	$83,594

Prosperity Real Estate Investment Trust††	91,000	33,877

QTS Realty Trust, Inc.	1,013	36,742

SL Green Realty Corp.	19,662	2,405,842

Spring Real Estate Investment Trust††	65,000	30,384

Vornado Realty Trust#	27,083	2,802,819

Workspace Group PLC††	11,332	146,315

TOTAL OFFICE		$26,345,368

REAL ESTATE OPERATING COMPANIES – 0.0%**

Picton Property Income Ltd.††	33,236	37,623

RESIDENTIAL – 3.8%

Advance Residence Investment Corp.††	107	252,443

Aedifica SA††	700	49,888

American Campus Communities, Inc.	8,709	349,579

American Homes 4 Rent	12,041	203,373

American Residential Properties, Inc.*	1,532	28,740

Apartment Investment & Management Co.	11,029	416,124

Ascott Residence Trust††	63,000	60,651

Associated Estates Realty Corp.	4,349	123,947

AvalonBay Communities, Inc.	19,238	3,161,572

Boardwalk Real Estate Investment Trust	1,876	94,476

Camden Property Trust	6,413	481,488

Canadian Apartment Properties Real Estate Investment Trust	6,504	157,250

Comforia Residential Real Estate Investment Trust, Inc.††	26	56,965

Education Realty Trust, Inc.	3,441	115,686

Equity Lifestyle Properties, Inc.	5,965	315,071

Equity Residential	57,837	4,271,841

Essex Property Trust, Inc.	11,167	2,478,516

Home Properties, Inc.	4,379	322,119

Ichigo Real Estate Investment Corp.††	78	58,483

Independence Realty Trust, Inc.	3,100	28,520

InterRent Real Estate Investment Trust	6,334	35,017

Invincible Investment Corp.††	166	86,375

Japan Rental Housing Investments, Inc.††	99	69,923

Kenedix Residential Investment Corp.††	19	55,272

Mid-America Apartment Communities, Inc.	5,677	423,561

Milestone Apartments Real Estate Investment Trust	2,900	33,266

Nippon Accommodations Fund, Inc.††	38	147,437

Nomura Real Estate Residential Fund, Inc.††	24	135,737

Northern Property Real Estate Investment Trust	3,700	76,975

Post Properties, Inc.	13,796	788,717

Preferred Apartment Communities, Inc.	3,500	38,710

Silver Bay Realty Trust Corp.	4,617	71,425

Starts Proceed Investment Corp.††	17	29,003

ANNUAL REPORT / April 30, 2015

68    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Sun Communities, Inc.	11,346	$704,133

UDR, Inc.	59,514	1,950,274

UMH Properties, Inc.	3,172	31,942

TOTAL RESIDENTIAL		$17,704,499

RETAIL – 8.4%

Acadia Realty Trust	4,329	133,766

Aeon Real Estate Investment Trust Investment Corp.††	95	131,324

Agree Realty Corp.	998	30,718

Alexander’s, Inc.	247	106,511

Brixmor Property Group, Inc.	6,708	157,303

Calloway Real Estate Investment Trust	7,151	181,072

CapitaLand Mall Trust††	502,600	829,862

CapitaLand Retail China Trust Management Ltd.††	49,000	64,200

CBL & Associates Properties, Inc.	15,254	274,725

Cedar Realty Trust, Inc.	4,681	32,720

Charter Hall Retail Real Estate Investment Trust††	15,427	52,408

CT Real Estate Investment Trust	2,626	27,337

DDR Corp.	77,850	1,327,343

Equity One, Inc.	6,112	150,539

Eurocommercial Properties NV††	7,222	330,009

Excel Trust, Inc.	4,465	70,770

Federal Realty Investment Trust	5,033	672,761

Federation Centres††	359,889	836,137

Fortune Real Estate Investment Trust††	142,000	146,500

Frasers Centrepoint Trust††	100,000	156,149

Fukuoka Real Investment Trust Corp.††	59	107,486

General Growth Properties, Inc.	109,601	3,003,068

Getty Realty Corp.	3,637	63,175

Hammerson PLC††	143,491	1,470,136

Inland Real Estate Corp.	6,326	65,095

Intu Properties PLC††	38,766	203,366

Japan Retail Fund Investment Corp.††	690	1,468,916

Kimco Realty Corp.	82,413	1,986,153

Kite Realty Group Trust	6,126	160,501

Klepierre††	44,940	2,179,847

Link REIT (The)††	267,000	1,656,196

Macerich Co. (The)	17,860	1,460,234

Mapletree Commercial Trust††	100,000	116,298

Mercialys SA††	18,129	450,500

National Retail Properties, Inc.#	9,262	355,661

Novion Property Group††	272,647	530,289

Pennsylvania Real Estate Investment Trust	5,171	116,916

Plaza Retail Real Estate Investment Trust	8,600	31,435

Ramco-Gershenson Properties Trust	25,505	445,827

Description	Number of Shares	Value

Realty Income Corp.#	16,728	$785,714

Regency Centers Corp.	6,927	434,877

Retail Opportunity Investments Corp.	8,569	143,788

Retail Properties of America, Inc.	17,621	266,253

Retrocom Real Estate Investment Trust	18,100	59,858

RioCan Real Estate Investment Trust	11,962	296,051

Rouse Properties, Inc.#	4,151	72,518

Saul Centers, Inc.	957	48,156

Scentre Group††	511,766	1,507,499

Shopping Centres Australasia Property Group††	34,722	58,325

Simon Property Group, Inc.	41,011	7,443,084

Tanger Factory Outlet Centers, Inc.	7,218	242,380

Taubman Centers, Inc.	8,791	633,040

Unibail-Rodamco SE††	12,842	3,545,816

Urban Edge Properties	6,543	148,068

Urstadt Biddle Properties, Inc.	1,937	40,193

Vastned Retail NV††	1,260	61,528

Weingarten Realty Investors	8,402	275,250

Westfield Corp.††	168,765	1,254,733

WP GLIMCHER, Inc.	11,993	179,895

TOTAL RETAIL		$39,080,279

SPECIALIZED – 5.1%

ALE Property Group††	22,174	66,455

Ashford Hospitality Prime, Inc.	4,129	64,660

Ashford Hospitality Trust, Inc.	2,893	26,211

Big Yellow Group PLC††	12,620	129,033

CareTrust Real Estate Investment Trust, Inc.	2,417	30,188

CDL Hospitality Trusts††	50,000	64,787

Chartwell Retirement Residences	11,453	114,957

Chatham Lodging Trust	1,959	54,147

Chesapeake Lodging Trust	4,775	151,606

Corrections Corp. of America	9,592	352,890

CubeSmart	11,837	273,080

DiamondRock Hospitality Co.	14,595	197,908

EPR Properties	4,615	266,147

Extra Space Storage, Inc.	8,213	541,483

FelCor Lodging Trust, Inc.	8,425	93,602

First Real Estate Investment Trust††	92,000	100,809

Folkestone Education Trust††	17,729	30,804

Gaming and Leisure Properties, Inc.	7,800	278,460

Geo Group, Inc. (The)	5,461	212,979

HCP, Inc.	34,530	1,391,214

Health Care REIT, Inc.	54,406	3,918,320

Healthcare Realty Trust, Inc.	29,519	755,686

Healthcare Trust of America, Inc.	27,499	711,949

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    69

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Hersha Hospitality Trust	14,443	$92,869

Hospitality Properties Trust	12,768	384,061

Host Hotels & Resorts, Inc.	132,424	2,667,019

InnVest Real Estate Investment Trust	11,769	55,114

Iron Mountain, Inc.	13,753	474,341

Japan Hotel REIT Investment Corp.††	570	420,033

LaSalle Hotel Properties	9,019	330,907

LTC Properties, Inc.	2,588	112,475

Medical Properties Trust, Inc.	12,856	179,727

National Health Investors, Inc.	2,193	146,317

New Senior Investment Group, Inc.	8,143	131,591

NorthWest Healthcare Properties Real Estate Investment Trust	7,900	58,669

Omega Healthcare Investors, Inc.	11,146	402,259

Parkway Life Real Estate Investment Trust††	54,000	99,884

Pebblebrook Hotel Trust	15,255	655,050

Physicians Realty Trust	2,587	42,944

Primary Health Properties PLC††	7,489	44,513

Public Storage	15,358	2,885,921

Regal Real Estate Investment Trust††	106,000	31,547

RLJ Lodging Trust	9,851	292,279

Ryman Hospitality Properties, Inc.	3,803	219,205

Sabra Health Care Real Estate Investment Trust, Inc.	4,628	138,285

Safestore Holdings PLC††	68,288	293,067

Senior Housing Properties Trust	16,567	339,127

Sovran Self Storage, Inc.	2,465	215,293

Strategic Hotels & Resorts, Inc.*	66,315	775,886

Summit Hotel Properties, Inc.	6,545	86,198

Sunstone Hotel Investors, Inc.	55,854	870,205

Universal Health Realty Income Trust	969	48,121

Ventas, Inc.	22,292	1,535,919

Xenia Hotels & Resorts, Inc.	1,329	29,118

TOTAL SPECIALIZED		$23,885,319

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $111,559,012)		$136,178,428

WARRANT – 0.0%**

REAL ESTATE DEVELOPMENT – 0.0%**

Sun Hung Kai Properties Ltd., Expire 5/22/16*	4,725	18,594

TOTAL WARRANT (COST $1,462)		$18,594

TOTAL REAL ESTATE RELATED SECURITIES (COST $154,699,797)		$188,114,287

Description	Number of Shares	Value
COMMODITY RELATED SECURITIES – 13.6%

INVESTMENT COMPANIES – 13.6%

COMMODITY FUNDS – 13.6%

Credit Suisse Commodity Return Strategy Fund, Class I*	6,386,150	$37,997,594

PIMCO CommoditiesPLUS Strategy Fund, Institutional Shares*	3,200,178	25,441,415

TOTAL COMMODITY FUNDS		$63,439,009

TOTAL INVESTMENT COMPANIES (COST $73,484,657)		$63,439,009

TOTAL COMMODITY RELATED SECURITIES (COST $73,484,657)		$63,439,009

	Notional Amount
PURCHASED OPTIONS – 0.1%

CALL OPTIONS – 0.0%**

INF CAP US YOY, Strike Price $0.01, Expiring 4/10/2020	$8,300,000	$3,510

IRO USD 1Y MYC, Strike Price $0.80, Expiring 1/19/2016	9,200,000	10,042

TOTAL CALL OPTIONS		$13,552

PUT OPTIONS – 0.1%

IRO USD 30Y BOA, Strike Price $2.59, Expiring 5/22/2015	300,000	3,349

IRO USD 30Y MYC, Strike Price $2.68, Expiring 12/11/2017	1,000,000	105,621

TOTAL PUT OPTIONS		$108,970

TOTAL PURCHASED OPTIONS (COST $156,070)		$122,522

	Number of Shares
SHORT-TERM INVESTMENTS – 1.0%

MONEY MARKET FUND – 1.0%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	4,760,369	$4,760,369

TOTAL SHORT-TERM INVESTMENTS (COST $4,760,369)		$4,760,369

ANNUAL REPORT / April 30, 2015

70    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.3%

REPURCHASE AGREEMENT – 0.3%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $64,647, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $65,940.	$64,647	$64,647

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $245,663, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $250,575.	245,662	245,662

Credit Suisse Securities (USA) LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $245,663, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $250,577.	245,662	245,662

ING Financial Markets LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $245,663, collateralized by U.S. Government Securities 1.85% to 6.20%, maturing 5/01/33 to 11/01/44; total market value of $250,576.	245,662	245,662

JP Morgan Securities LLC, 0.13%, dated 4/30/15, due 5/01/15, repurchase price $245,663, collateralized by U.S. Government Securities 1.78% to 6.13%, maturing 3/01/19 to 2/01/45; total market value of $250,578.	245,662	245,662

Nomura Securities International, Inc. 0.13%, dated 4/30/15, due 5/01/15, repurchase price $245,663, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $250,575.	245,662	245,662

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,292,957)		$1,292,957

TOTAL INVESTMENTS IN SECURITIES 112.8% (COST $506,869,654)		$525,040,001

	Contracts
WRITTEN OPTIONS – (0.1%)

CALL OPTIONS – 0.0%**

Euro Bund Option, Strike Price $157.00, Expiring 5/22/2015	(205)	$(211,770)

U.S. 10Y Futures Option JUN15C, Strike Price $130.50, Expiring 5/22/2015	(55)	(3,438)

TOTAL CALL OPTIONS		$(215,208)

	Notional Amount	Value
CALL OPTIONS – 0.0%**

IRO EUR 30Y GLM, Strike Price $0.75, Expiring 9/11/2015	$(400,000)	$(8,091)

IRO USD 1Y MYC, Strike Price $0.52, Expiring 1/19/2016	(9,200,000)	(3,156)

IRO USD 1Y MYC, Strike Price $0.66, Expiring 1/19/2016	(9,200,000)	(5,895)

OTC Eput T BOA, Strike Price $2.50, Expiring 5/22/2015	(330,000)	(3,767)

TOTAL CALL OPTIONS		$(20,909)

CALL SWAPTIONS – (0.1%)

U.S. Dollar vs BRL, Strike Price $2.68, Expiring 6/29/2015	(1,715,000)	(212,444)

U.S. Dollar vs BRL, Strike Price $2.68, Expiring 7/01/2015	(370,000)	(46,106)

TOTAL CALL SWAPTIONS		$(258,550)

PUT OPTIONS – 0.0%**

INF FLOOR US YOY, Strike Price $0.01, Expiring 4/10/2020	(8,300,000)	(1,403)

IRO USD 5Y MYC, Strike Price $2.50, Expiring 12/11/2017	(4,200,000)	(107,196)

OTC EPUT Euro vs U.S. Dollar BRC, Strike Price $1.05, Expiring 5/15/2015	(1,000)	—

TOTAL PUT OPTIONS		$(108,599)

	Contracts
PUT OPTION – 0.0%**

U.S. 10Y Futures Option JUN15P, Strike Price $127.50, Expiring 5/22/2015	(55)	$(16,328)

TOTAL PUT OPTION		$(16,328)

	Notional Amount
PUT SWAPTIONS – 0.0%**

INF Cap U.S. 10Y JPM, Strike Price $4.00, Expiring 4/22/2024	$(1,300,000)	$(4,030)

INF Cap U.S. 10Y JPM, Strike Price $4.00, Expiring 5/16/2024	(100,000)	(330)

INF FLOOR U.S. YOY JPM, Strike Price $2.35, Expiring 3/24/2020	(2,300,000)	(28,905)

INF FLOOR USD, Strike Price $216.69, Expiring 4/07/2020	(2,600,000)	(2,147)

ITRAXX Eu23 5Y GST, Strike Price $0.90, Expiring 9/16/2015	(1,800,000)	(3,808)

TOTAL PUT SWAPTIONS		$(39,220)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(355,320))		$(658,814)

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    71

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

TBA SALE COMMITMENTS – (0.9%)

MORTGAGE-BACKED SECURITIES – (0.9%)

Federal National Mortgage Association (FNMA), 3.00%, 5/01/45	$(3,600,000)	$(3,664,969)

Federal National Mortgage Association (FNMA), 3.50%, 5/01/45	(400,000)	(419,313)

TOTAL MORTGAGE-BACKED SECURITIES		$(4,084,282)

TOTAL TBA SALE COMMITMENTS (PROCEEDS $(4,103,040))		$(4,084,282)

Description	Value

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS AND TBA SALE COMMITMENTS – 111.8%	$520,296,905
COLLATERAL FOR SECURITIES ON LOAN – (0.3%)	(1,292,957)

OTHER LIABILITIES LESS ASSETS – (11.5%)	(53,386,441)

TOTAL NET ASSETS – 100.0%	$465,617,507

Cost of investments for Federal income tax purposes is $516,130,604. The net unrealized appreciation/(depreciation) of investments was $8,909,397. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $34,919,558 and net unrealized depreciation from investments for those securities having an excess of cost over value of $26,010,161.

ANNUAL REPORT / April 30, 2015

72    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Inflation-Linked & Fixed Income Securities

Asset-Backed Securities	$—	$3,416,444	$—	$3,416,444

Corporate Bonds	—	11,197,550	—	11,197,550

Foreign Government Inflation-Linked Securities	—	122,504,097	—	122,504,097

Foreign Government Securities	—	21,810,468	—	21,810,468

Mortgage-Backed Securities	—	2,202,234	—	2,202,234

U.S. Government Agency Obligation	—	99,976	—	99,976

U.S. Government Inflation-Linked Securities	—	101,183,511	—	101,183,511

U.S. Treasury	—	4,896,577	—	4,896,577

Real Estate Related Securities

Common Stocks	1,074,639	45,897,145	—	46,971,784

Exchange-Traded Funds	4,585,943	—	—	4,585,943

Investment Companies	—	287,298	—	287,298

Preferred Stock	72,240	—	—	72,240

Real Estate Investment Trusts	88,953,442	47,224,986	—	136,178,428

Warrant	18,594	—	—	18,594

Commodity Related Securities

Investment Companies	63,439,009	—	—	63,439,009

Purchased Options	—	122,522	—	122,522

Short-Term Investments

Money Market Fund	4,760,369	—	—	4,760,369

Repurchase Agreements	—	1,292,957	—	1,292,957

Total Investments in Securities	162,904,236	362,135,765	—	525,040,001

Other Financial Instruments^

Forward Foreign Currency Contracts	$—	$4,741,852	$—	$4,741,852

Credit Default Swaps	—	15,944	—	15,944

Interest Rate Swaps	—	681,177	—	681,177

Total Assets	162,904,236	367,574,738	—	530,478,974

Liabilities

Other Financial Instruments^

Written Options	$—	$(658,814)	$—	$(658,814)

Forward Foreign Currency Contracts	—	(9,423,998)	—	(9,423,998)

Financial Futures Contracts	(301,582)	—	—	(301,582)

Credit Default Swaps	—	(110,510)	—	(110,510)

Interest Rate Swaps	—	(1,311,421)	—	(1,311,421)

TBA Sale Commitments	—	(4,084,282)	—	(4,084,282)

Total Liabilities	$(301,582)	$(15,589,025)	$—	$(15,890,607)

^	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments. Financial futures contracts, credit default swaps, interest rate swaps and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument. Written options and TBA sale commitments are reported at their market value at year end.

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    73

     Wilmington Multi-Manager Real Asset Fund (continued)

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
Δ	Floating rate note with current rate and stated maturity date shown.
‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.
^	7-Day net yield.
*	Non-income producing security.
Ö	All or a portion of this security is segregated as collateral in connection with the fund’s derivatives and TBA’s carried by the Fund. The total value of all securities segregated at April 30, 2015 amounted to $2,087,645 representing 0.45% of total net assets.
††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2015, the value of these securities amounted to $93,691,293 representing 20.1% of total net assets.
Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $2,108,469 representing 0.5% of total net assets.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ETF - Exchange Traded Fund
FHLB - Federal Home Loan Bank
LLC - Limited Liability Corporation
LP - Limited Partnership
GMTN - Global Medium Term Note
MTN - Medium Term Note
OAT - Obligations Assimilables
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SPDR - Standard & Poor’s Depository Receipts

Currency Code	Currency

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
THB	Thai Baht
ZAR	South African Rand
USD	United States Dollar

At April 30, 2015, the Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/4/2015	Brown Brothers Harriman & Co.	101,985 Euro	$113,846	$114,520	$674
5/5/2015	JP Morgan Securities	27,748,306 Brazilian Real	9,269,210	9,193,001	(76,209)
5/5/2015	Deutsche Bank	23,307,313 Brazilian Real	7,511,219	7,721,702	210,483
5/5/2015	Royal Bank of Canada	14,764,627 Mexican Peso	963,151	962,014	(1,137)
5/5/2015	HSBC Securities, Inc.	9,767,538 Mexican Peso	660,000	636,421	(23,579)
5/5/2015	Deutsche Bank	7,187,256 Brazilian Real	2,221,443	2,381,134	159,691
5/5/2015	Credit Suisse	6,044,642 Brazilian Real	2,019,188	2,002,587	(16,601)
5/5/2015	HSBC Securities, Inc.	5,628,000 Mexican Peso	373,569	366,702	(6,867)
5/5/2015	HSBC Securities, Inc.	5,434,880 Mexican Peso	365,000	354,119	(10,881)
5/5/2015	Goldman Sachs & Company	4,959,000 Brazilian Real	1,539,297	1,642,914	103,617
5/5/2015	HSBC Securities, Inc.	4,758,000 Mexican Peso	305,906	310,016	4,110
5/5/2015	HSBC Securities, Inc.	2,008,000 Brazilian Real	670,764	665,249	(5,515)
5/5/2015	Bank of New York	499,694 Hong Kong Dollar	64,473	64,472	(1)
5/5/2015	Goldman Sachs & Company	347,379 Brazilian Real	111,913	115,087	3,174
5/5/2015	Brown Brothers Harriman & Co.	113,717 Euro	126,943	127,696	753
5/5/2015	Bank of New York	63,496 Euro	71,249	71,302	53
5/5/2015	Bank of New York	16,834 Pound Sterling	25,840	25,838	(2)
5/5/2015	Brown Brothers Harriman & Co.	1,721 Euro	1,927	1,933	6
5/6/2015	Citigroup Global Markets	50,847,645 Euro	55,118,847	57,098,954	1,980,107
5/6/2015	Banc of America Securities	31,329,000 Pound Sterling	47,541,758	48,087,638	545,880
5/6/2015	Deutsche Bank	14,480,355 Euro	15,761,866	16,260,598	498,732
5/6/2015	Goldman Sachs & Company	5,807,000 Euro	6,300,676	6,520,924	220,248
5/6/2015	Citigroup Global Markets	2,677,000 Australian Dollar	2,140,275	2,117,730	(22,545)
5/6/2015	Goldman Sachs & Company	1,875,000 Pound Sterling	2,794,344	2,877,983	83,639

ANNUAL REPORT / April 30, 2015

74	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED (continued)
5/6/2015	Deutsche Bank	1,116,000 Euro	$1,176,376	$1,253,203	$76,827
5/6/2015	Deutsche Bank	627,000 Pound Sterling	935,920	962,397	26,477
5/6/2015	Citigroup Global Markets	310,000 Canadian Dollar	245,224	256,920	11,696
5/6/2015	Goldman Sachs & Company	201,000 Euro	217,858	225,711	7,853
5/6/2015	Citigroup Global Markets	169,000 Euro	178,510	189,777	11,267
5/6/2015	Bank of New York	52,546 Euro	58,962	59,006	44
5/8/2015	Chase Manhattan Corp.	461,900,000 Japanese Yen	3,882,165	3,868,799	(13,366)
5/8/2015	Citigroup Global Markets	196,800,000 Japanese Yen	1,641,817	1,648,365	6,548
5/8/2015	Citigroup Global Markets	3,412,705 Japanese Yen	28,535	28,584	49
5/18/2015	Goldman Sachs & Company	110,145,049 Indian Rupee	1,747,779	1,726,858	(20,921)
5/18/2015	JP Morgan Securities	490,000 Thai Baht	14,772	14,855	83
6/26/2015	Goldman Sachs & Company	13,472,420 Indian Rupee	213,070	209,554	(3,516)
7/24/2015	Barclays Bank International	138,042,134 Indian Rupee	2,175,434	2,135,082	(40,352)
7/30/2015	Barclays Bank International	2,643,609 Polish Zloty	690,923	732,083	41,160
CONTRACTS SOLD
5/4/2015	Brown Brothers Harriman & Co.	8,162 Singapore Dollar	6,186	6,168	18
5/5/2015	Deutsche Bank	30,494,569 Brazilian Real	10,186,588	10,102,836	83,752
5/5/2015	JP Morgan Securities	27,748,306 Brazilian Real	8,559,009	9,193,001	(633,992)
5/5/2015	HSBC Securities, Inc.	8,372,803 Mexican Peso	541,000	545,544	(4,544)
5/5/2015	Citigroup Global Markets	7,216,000 Mexican Peso	470,266	470,171	95
5/5/2015	Credit Suisse	6,044,642 Brazilian Real	1,886,828	2,002,587	(115,759)
5/5/2015	Goldman Sachs & Company	5,306,379 Brazilian Real	1,772,575	1,758,001	14,574
5/5/2015	Royal Bank of Canada	5,248,000 Mexican Peso	349,301	341,942	7,359
5/5/2015	Citigroup Global Markets	4,948,000 Mexican Peso	329,531	322,395	7,136
5/5/2015	Goldman Sachs & Company	4,400,007 Mexican Peso	294,500	286,690	7,810
5/5/2015	Credit Suisse	2,722,000 Mexican Peso	182,856	177,357	5,499
5/5/2015	Citigroup Global Markets	2,245,980 Mexican Peso	150,000	146,341	3,659
5/5/2015	HSBC Securities, Inc.	2,008,000 Brazilian Real	616,821	665,249	(48,428)
5/5/2015	Deutsche Bank	1,802,820 Mexican Peso	120,000	117,466	2,534
5/5/2015	Citigroup Global Markets	1,351,435 Mexican Peso	90,000	88,055	1,945
5/5/2015	Citigroup Global Markets	629,000 Mexican Peso	42,063	40,984	1,079
5/5/2015	Barclays Bank International	416,000 Mexican Peso	27,816	27,105	711
5/5/2015	HSBC Securities, Inc.	320,000 Mexican Peso	20,969	20,850	119
5/5/2015	HSBC Securities, Inc.	277,000 Mexican Peso	18,410	18,048	362
5/5/2015	HSBC Securities, Inc.	262,000 Mexican Peso	17,391	17,071	320
5/5/2015	Citigroup Global Markets	142,000 Mexican Peso	9,506	9,252	254
5/5/2015	Brown Brothers Harriman & Co.	5,915 Singapore Dollar	4,489	4,470	19
5/6/2015	Banc of America Securities	50,843,461 Euro	54,712,750	57,094,255	(2,381,505)
5/6/2015	HSBC Securities, Inc.	27,018,000 Pound Sterling	39,962,481	41,470,580	(1,508,099)
5/6/2015	Citigroup Global Markets	8,285,841 New Zealand Dollar	6,316,936	6,320,360	(3,424)
5/6/2015	Citigroup Global Markets	6,564,000 Euro	7,154,925	7,370,991	(216,066)
5/6/2015	Royal Bank of Canada	5,136,000 Pound Sterling	7,623,473	7,883,370	(259,897)
5/6/2015	HSBC Securities, Inc.	4,174,000 Euro	4,584,993	4,687,160	(102,167)
5/6/2015	Goldman Sachs & Company	4,085,539 Euro	4,398,178	4,587,824	(189,646)
5/6/2015	Goldman Sachs & Company	3,637,000 Euro	3,913,208	4,084,140	(170,932)
5/6/2015	Banc of America Securities	2,971,000 Euro	3,268,923	3,336,261	(67,338)
5/6/2015	Deutsche Bank	1,677,000 Pound Sterling	2,485,792	2,574,068	(88,276)
5/6/2015	Citigroup Global Markets	1,354,000 Australian Dollar	1,042,839	1,071,127	(28,288)
5/6/2015	HSBC Securities, Inc.	1,323,000 Australian Dollar	1,003,384	1,046,603	(43,219)

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	75

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
5/6/2015	Deutsche Bank	346,000 Euro	$372,698	$388,538	$(15,840)
5/6/2015	Brown Brothers Harriman & Co.	5,565 Singapore Dollar	4,194	4,205	(11)
5/8/2015	Banc of America Securities	410,000,000 Japanese Yen	3,431,499	3,434,093	(2,594)
5/8/2015	Goldman Sachs & Company	248,700,000 Japanese Yen	2,079,420	2,083,071	(3,651)
5/18/2015	Credit Suisse	751,965,000 South Korean Won	682,147	701,087	(18,940)
5/18/2015	JP Morgan Securities	34,648,671 Thai Baht	1,051,553	1,050,444	1,109
6/2/2015	Citigroup Global Markets	50,847,645 Euro	55,137,051	57,119,735	(1,982,684)
6/2/2015	Banc of America Securities	31,329,000 Pound Sterling	47,533,111	48,078,414	(545,303)
6/2/2015	Deutsche Bank	23,307,313 Brazilian Real	7,444,048	7,644,091	(200,043)
6/2/2015	Deutsche Bank	14,480,355 Euro	15,767,166	16,266,516	(499,350)
6/2/2015	Citigroup Global Markets	2,677,000 Australian Dollar	2,137,049	2,114,483	22,566
6/2/2015	Goldman Sachs & Company	347,379 Brazilian Real	110,916	113,930	(3,014)
6/3/2015	Credit Suisse	4,073,311,320 Colombian Peso	1,749,554	1,704,208	45,346
6/3/2015	Chase Manhattan Corp.	461,900,000 Japanese Yen	3,883,112	3,869,829	13,283
6/9/2015	HSBC Securities, Inc.	31,686,149 Mexican Peso	2,053,675	2,059,272	(5,597)
6/11/2015	Deutsche Bank	110,359,212 Mexican Peso	7,213,020	7,171,150	41,870
7/2/2015	Deutsche Bank	7,437,424 Brazilian Real	2,741,402	2,415,061	326,341
7/2/2015	Credit Suisse	5,052,615 Brazilian Real	1,800,326	1,640,672	159,654
7/7/2015	Royal Bank of Canada	14,764,627 Mexican Peso	958,873	957,606	1,267
7/30/2015	Barclays Bank International	15,095,706 South African Rand	1,233,813	1,249,586	(15,773)
7/30/2015	JP Morgan Securities	2,644,636 Polish Zloty	704,241	732,367	(28,126)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(4,682,146)

At April 30, 2015, the Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
LONG POSITIONS:
30YR US Treasury Bond(CBT)	June 2015	14	$ 2,302,461	$ 2,234,313	$ (68,148)
EUR Commodity Future	June 2015	3	526,585	522,315	(4,270)
SHORT POSITIONS:
10YR US Treasury Note(CBT)	June 2015	40	$ 5,119,073	$ 5,135,000	$ (15,927)
5YR US Treasury Note(CBT)	June 2015	21	2,493,238	2,522,789	(29,551)
90 DAY EURO DOLLAR	June 2015	171	42,582,895	42,617,475	(34,580)
90 DAY EURO DOLLAR	September 2015	116	28,829,624	28,873,850	(44,226)
90 DAY EURO DOLLAR	December 2015	117	29,045,149	29,071,575	(26,426)
90 DAY EURO DOLLAR	March 2016	151	37,371,433	37,449,887	(78,454)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(301,582)

ANNUAL REPORT / April 30, 2015

76	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

At April 30, 2015, the Real Asset Fund had open interest rate swap contracts as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared

Chicago Mercantile Exchange*	02/03/17	$50,000,000	4.04%	28 Day MXN TIIE	$6,578	$12,384	$(5,806)

Chicago Mercantile Exchange*	06/17/17	11,500,000	1.25%	3 Month USD LIBOR	(79,388)	(91,425)	12,037

Chicago Mercantile Exchange#	06/17/25	1,300,000	2.75%	3 Month USD LIBOR	(70,538)	(53,040)	(17,498)

Chicago Mercantile Exchange#	12/17/44	2,700,000	3.50%	3 Month USD LIBOR	(573,279)	(728,622)	155,343

Chicago Mercantile Exchange#	06/17/45	1,400,000	3.25%	3 Month USD LIBOR	(217,464)	(182,476)	(34,988)

Chicago Mercantile Exchange#	09/16/25	6,000,000	0.75%	6 Month EUR LIBOR	(15,926)	(72,762)	56,836

Chicago Mercantile Exchange*	12/31/16	25,600,000	1.60%	6 Month GBP LIBOR	437,312	—	437,312

Chicago Mercantile Exchange*	06/17/17	4,200,000	1.25%	6 Month GBP LIBOR	(24,048)	(9,336)	(14,712)

Chicago Mercantile Exchange*	12/31/19	10,500,000	2.27%	6 Month GBP LIBOR	(565,555)	—	(565,555)

Chicago Mercantile Exchange*	09/18/23	140,000,000	1.00%	6 Month JPY LIBOR	(54,541)	(9,264)	(45,277)

Chicago Mercantile Exchange*	09/18/23	120,000,000	1.00%	6 Month JPY LIBOR	(46,749)	(6,099)	(40,650)

Chicago Mercantile Exchange*	03/20/24	60,000,000	1.00%	6 Month JPY LIBOR	(23,363)	(21,678)	(1,685)

					$(1,226,961)	$(1,162,318)	$(64,643)
Over the Counter

Credit Suisse International#	01/02/17	$1,900,000	12.33%	BRL Cetip	$(8,476)	$234	$(8,710)

Goldman Sachs Group, Inc.*	10/15/19	6,500,000	0.90%	Eurostat Eurozone HICP Ex Tobacco	(3,650)	(13,633)	9,983

Goldman Sachs Group, Inc.#	01/14/30	1,180,000	3.14%	UK RPI All Items NSA	(41,097)	—	(41,097)

Goldman Sachs Group, Inc.#	04/15/30	1,100,000	3.20%	UK RPI All Items NSA	(39,676)	—	(39,676)

Bank of America NA#	04/08/35	600,000	3.31%	UK RPI All Items NSA	(37,556)	—	(37,556)

Credit Suisse International#	04/15/35	700,000	3.34%	UK RPI All Items NSA	(35,619)	374	(35,993)

Goldman Sachs Group, Inc.#	04/15/35	200,000	3.36%	UK RPI All Items NSA	(8,355)	—	(8,355)

Bank of America NA#	12/11/44	200,000	3.55%	UK RPI All Items NSA	9,802	136	9,666

Credit Suisse International#	01/12/45	100,000	3.33%	UK RPI All Items NSA	(11,738)	1,071	(12,809)

Barclays Bank PLC*	12/19/15	2,800,000	1.73%	US Urban Consumers NSA	(49,072)	—	(49,072)

Deutsche Bank AG*	11/29/16	3,500,000	1.85%	US Urban Consumers NSA	(73,349)	—	(73,349)

Deutsche Bank AG*	02/10/17	6,200,000	1.93%	US Urban Consumers NSA	(127,646)	—	(127,646)

Goldman Sachs Group, Inc.*	02/12/17	500,000	2.42%	US Urban Consumers NSA	(23,826)	—	(23,826)

RBS Securities, Inc.*	07/15/17	2,400,000	2.25%	US Urban Consumers NSA	(117,256)	111	(117,367)

Citibank NA*	07/15/17	200,000	2.25%	US Urban Consumers NSA	(9,771)	23	(9,794)

					$(577,285)	$(11,684)	$(565,601)

Net Unrealized Appreciation (Depreciation) on Interest Rate Swap Contracts					$(1,804,246)	$(1,174,002)	$(630,244)

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	77

Wilmington Multi-Manager Real Asset Fund (concluded)

At April 30, 2015, the Real Asset Fund had open credit default swap contracts as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Implied Credit Spread at April 30, 2015(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Centrally Cleared

Intercontinental Exchange###	06/20/20	$5,300,000	1.00%	CDX ITRAXX MAIN23 5Y ICE	0.60%	$(120,093)	$(129,425)	$9,332

						$(120,093)	$(129,425)	$9,332

Over the Counter

Morgan Stanley Capital Services##	06/20/15	$900,000	1.00%	BARC SNR SE SP MYC	0.26%	$2,221	$1,986	$235

Goldman Sachs Group, Inc.##	03/20/16	100,000	1.00%	GAZPROM SNR EM SP GST	3.84%	(2,386)	(5,905)	3,519

JP Morgan Chase Bank NA##	03/20/16	100,000	1.00%	GAZPROM SNR EM SP JPM	3.84%	(2,386)	(5,244)	2,858

Morgan Stanley Capital Services##	12/20/19	2,800,000	1.00%	PETROBRAS LA SP MYC	4.06%	(347,797)	(237,287)	(110,510)

						$(350,348)	$(246,450)	$(103,898)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS						$(470,441)	$(375,875)	$(94,566)

* Portfolio pays the fixed rate and receives the floating rate.

# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

### The Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

78

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Conservative Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Debt Funds	55.8%

Equity Funds	17.8%

Alternative Investment Funds	10.1%

Exchange-Traded Funds	8.3%

Money Market Fund	6.3%

Commodity Fund	0.7%

Other Assets and Liabilities – Net[1]	1.0%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

INVESTMENT COMPANIES – 92.7%

ALTERNATIVE INVESTMENT FUNDS – 10.1%

AQR Managed Futures Strategy Fund, Class I	103,740	$1,158,778

Gateway Fund, Class Y	39,321	1,178,831

Legg Mason BW Absolute Return Opportunities Fund, Class I	122,384	1,523,678

TOTAL ALTERNATIVE INVESTMENT FUNDS		$3,861,287

COMMODITY FUND – 0.7%

Credit Suisse Commodity Return Strategy Fund, Class I*	44,495	264,744

DEBT FUNDS – 55.8%

FPA New Income, Inc.	141,787	1,436,301

RidgeWorth Seix Floating Rate High Income Fund, Class I	87,660	781,053

Wilmington Broad Market Bond Fund, Class I§	604,943	5,922,396

Wilmington Intermediate-Term Bond Fund, Class I§	1,315,335	13,192,808

TOTAL DEBT FUNDS		$21,332,558

EQUITY FUNDS – 17.8%

DFA U.S. Small Cap Value Portfolio, Institutional Shares	6,318	223,264

Diamond Hill Large Cap Fund, Class Y	9,360	217,145

LSV Value Equity Fund, Class I	9,472	229,132

Description	Number of Shares	Value

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	16,653	$699,776

Morgan Stanley Institutional Fund, Inc. - Small Company Growth Portfolio, Class I	18,975	322,770

T Rowe Price Institutional Large-Cap Growth Fund, Class I	22,657	657,969

Wilmington Large-Cap Strategy Fund, Class I§	40,999	756,833

Wilmington Mid-Cap Growth Fund, Class I§	21,195	384,058

Wilmington Multi-Manager International Fund, Class I§	377,220	3,051,707

Wilmington Small-Cap Strategy Fund, Class I§	17,811	267,347

TOTAL EQUITY FUNDS		$6,810,001

EXCHANGE-TRADED FUNDS – 8.3%

iShares Cohen & Steers REIT ETF	4,245	403,912

iShares Global Energy ETF	2,120	82,532

iShares Russell Mid-Cap Value ETF	1,500	111,555

iShares Russell Top 200 Growth ETF	16,700	873,243

iShares Russell Top 200 Value ETF	6,275	275,472

iShares TIPS ETF	8,297	948,845

SPDR Dow Jones International Real Estate ETF	10,360	459,259

TOTAL EXCHANGE-TRADED FUNDS		$3,154,818

TOTAL INVESTMENT COMPANIES (COST $33,461,971)		$35,423,408

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    79

    Wilmington Strategic Allocation Conservative Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 6.3%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	2,410,570	$$2,410,570

TOTAL MONEY MARKET FUND
(COST $2,410,570)		$2,410,570

Description	Value

TOTAL INVESTMENTS – 99.0%
(COST $35,872,541)	$ 37,833,978

OTHER ASSETS LESS LIABILITIES – 1.0%	399,601

TOTAL NET ASSETS – 100.0%	$ 38,233,579

Cost of investments for Federal income tax purposes is $36,270,494. The net unrealized appreciation/(depreciation) of investments was $1,563,484. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,737,657 and net unrealized depreciation from investments for those securities having an excess of cost over value of $174,173.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$35,423,408	$—	$—	$35,423,408

Money Market Fund	2,410,570	—	—	2,410,570

Total	$37,833,978	$—	$—	$37,833,978

*	Non-income producing security.
^	7-Day net yield.
§	Affiliated company. See Note 5 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depository Receipts

TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Moderate Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies:	Percentage of Total Net Assets

Equity Funds	43.5%

Exchange-Traded Funds	20.1%

Alternative Investment Funds	11.9%

Debt Funds	4.7%

Commodity Fund	0.7%

Corporate Bonds	6.5%

Mortgage-Backed Securities	4.1%

U.S. Treasury	3.7%

Collateralized Mortgage Obligations	0.5%

Enhanced Equipment Trust Certificates	0.2%

Cash Equivalents[1]	6.8%

Other Assets and Liabilities – Net[2]	(2.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

INVESTMENT COMPANIES – 80.9%

ALTERNATIVE INVESTMENT FUNDS – 11.9%

AQR Managed Futures Strategy Fund, Class I	162,675	$1,817,080

Gateway Fund, Class Y	79,557	2,385,130

Legg Mason BW Absolute Return Opportunities Fund, Class I	180,541	2,247,738

TOTAL ALTERNATIVE INVESTMENT FUNDS		$6,449,948

COMMODITY FUND – 0.7%

Credit Suisse Commodity Return Strategy Fund, Class I*	67,439	401,260

DEBT FUNDS – 4.7%

FPA New Income, Inc.	137,478	1,392,650

RidgeWorth Seix Floating Rate High Income Fund, Class I	127,874	1,139,358

TOTAL DEBT FUNDS		$2,532,008

EQUITY FUNDS – 43.5%

DFA U.S. Small Cap Value Portfolio, Institutional Shares	12,710	449,161

Description	Number of Shares	Value

Diamond Hill Large Cap Fund, Class Y	43,470	$1,008,505

Harbor International Fund, Institutional Shares	65,113	4,673,832

Lazard Emerging Markets Equity Portfolio, Institutional Shares	16,210	292,268

LSV Value Equity Fund, Class I	41,573	1,005,655

MFS International New Discovery Fund, Class I	21,951	656,112

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	76,420	3,211,165

Morgan Stanley Institutional Fund, Inc. - Small Company Growth Portfolio, Class I	45,824	779,459

T Rowe Price Institutional Large-Cap Growth Fund, Class I	107,935	3,134,445

Wilmington Mid-Cap Growth Fund, Class I§	104,716	1,897,452

Wilmington Multi-Manager International Fund, Class I§	752,693	6,089,286

Wilmington Small-Cap Strategy Fund, Class I§	26,897	403,730

TOTAL EQUITY FUNDS		$23,601,070

EXCHANGE-TRADED FUNDS – 20.1%

iShares Cohen & Steers REIT ETF#	6,925	658,914

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    81

    Wilmington Strategic Allocation Moderate Fund (continued)

Description	Number of Shares	Value

iShares Global Energy ETF#	10,650	$414,604

iShares Russell Mid-Cap Value ETF#	8,050	598,679

iShares Russell Top 200 Growth ETF	102,675	5,368,876

iShares Russell Top 200 Value ETF#	38,675	1,697,833

iShares TIPS ETF#	12,350	1,412,346

SPDR Dow Jones International Real Estate
ETF#	16,300	722,579

TOTAL EXCHANGE-TRADED FUNDS		$10,873,831

TOTAL INVESTMENT COMPANIES
(COST $38,755,107)		$43,858,117

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 1988-23, Class C, 9.75%, 9/25/18	$684	$759

Series 2012-114, Class VM, 3.50%, 10/25/25	166,957	177,340

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$178,099

WHOLE LOAN – 0.2%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.68%, 2/25/34Δ	46,094	45,755

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.75%, 11/25/35Δ	31,610	28,543

TOTAL WHOLE LOAN		$74,298

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $264,559)		$252,397

CORPORATE BONDS – 6.5%

AEROSPACE & DEFENSE – 0.2%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	85,000	88,156

BANKS – 0.2%

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	30,000	30,420

Citigroup, Inc., Sr. Unsecured, 1.70%, 4/27/18	35,000	34,878

Comerica, Inc., Subordinated, 3.80%, 7/22/26	5,000	5,005

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	20,000	21,362

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	10,000	10,267

TOTAL BANKS		$101,932

BEVERAGES – 0.3%

Anheuser-Busch Cos. LLC, Company Guaranteed, 5.05%, 10/15/16	130,000	137,979

Description	Par Value	Value

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.00%, 1/15/20	$10,000	$9,907

Dr. Pepper Snapple Group, Inc.,
Company Guaranteed, 2.70%, 11/15/22	40,000	39,213

TOTAL BEVERAGES		$187,099

BIOTECHNOLOGY – 0.1%

Amgen, Inc.,
Sr. Unsecured, 4.40%, 5/01/45	25,000	24,529

Celgene Corp.,
Sr. Unsecured, 4.63%, 5/15/44	40,000	41,835

TOTAL BIOTECHNOLOGY		$66,364

CAPITAL MARKETS – 0.4%

BlackRock, Inc.,
Sr. Unsecured, 3.38%, 6/01/22	38,000	40,096

Charles Schwab Corp.,
Sr. Unsecured, 2.20%, 7/25/18	15,000	15,326

Goldman Sachs Group, Inc.,
Sr. Unsecured, 3.30%, 5/03/15	100,000	100,021

Morgan Stanley,
Sr. Unsecured, 1.48%, 2/25/16Δ	35,000	35,283

Morgan Stanley,
Sr. Unsecured, 1.08%, 1/24/19Δ	30,000	30,132

TOTAL CAPITAL MARKETS		$220,858

COMMERCIAL BANKS – 0.1%

HSBC USA, Inc.,
Sr. Unsecured, 2.63%, 9/24/18	40,000	41,151

Wells Fargo & Co.,
Series M, Subordinated, 3.45%, 2/13/23	35,000	35,697

TOTAL COMMERCIAL BANKS		$76,848

COMMERCIAL FINANCE – 0.1%

General Electric Capital Corp.,
Sr. Unsecured, MTN, 2.30%, 4/27/17	70,000	71,941

COMPUTERS – 0.1%

Apple, Inc.,
Sr. Unsecured, 1.05%, 5/05/17	45,000	45,306

CONSUMER FINANCE – 0.1%

American Express Co.,
Sr. Unsecured, FRN, 0.82%, 5/22/18Δ	30,000	30,031

DIVERSIFIED FINANCIAL SERVICES – 0.6%

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	50,000	50,404

Citigroup, Inc.,
Sr. Unsecured, 6.00%, 8/15/17	100,000	109,712

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	132,014

Hyundai Capital America,
Sr. Unsecured, 1.88%, 8/09/16Ω	25,000	25,249

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	18,000	18,243

TOTAL DIVERSIFIED FINANCIAL SERVICES		$335,622

ANNUAL REPORT / April 30, 2015

82    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

ELECTRIC – 0.5%

Appalachian Power Co., Sr. Unsecured, 5.00%, 6/01/17	$35,000	$37,615

DTE Energy Co., Sr. Unsecured, 3.85%, 12/01/23	10,000	10,643

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	90,000	99,735

Pacific Gas & Electric Co., Sr. Unsecured, 3.75%, 2/15/24	20,000	21,302

UIL Holdings Corp., Sr. Unsecured, 4.63%, 10/01/20	70,000	75,384

TOTAL ELECTRIC		$244,679

ELECTRONICS – 0.0%**

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	20,000	20,373

ENVIRONMENTAL CONTROL – 0.2%

Waste Management, Inc., Company Guaranteed, 2.60%, 9/01/16	60,000	61,104

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	35,000	36,308

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	25,000	24,388

TOTAL ENVIRONMENTAL CONTROL		$121,800

FOOD – 0.2%

Kroger Co., Company Guaranteed, 3.90%, 10/01/15	100,000	101,269

HEALTH CARE PROVIDERS & SERVICES – 0.0%**

UnitedHealth Group, Inc., Sr. Unsecured, 2.75%, 2/15/23	25,000	25,080

HOME FURNISHINGS – 0.2%

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	65,000	71,412

Whirlpool Corp., Sr. Unsecured, MTN, 5.15%, 3/01/43	10,000	11,016

TOTAL HOME FURNISHINGS		$82,428

HOUSEHOLD PRODUCTS – 0.1%

Tupperware Brands Corp., Company Guaranteed, 4.75%, 6/01/21	60,000	64,547

INSURANCE – 0.4%

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	40,000	42,453

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	35,000	36,036

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	60,000	64,619

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	45,000	46,290

TOTAL INSURANCE		$189,398

MEDIA – 0.2%

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	25,000	24,191

Description	Par Value	Value

Viacom, Inc., Sr. Unsecured, 2.50%, 12/15/16	$60,000	$61,296

TOTAL MEDIA		$85,487

METALS & MINING – 0.1%

Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	60,000	75,536

MISCELLANEOUS MANUFACTURING – 0.1%

Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 3/01/24	45,000	47,361

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	20,000	20,827

TOTAL MISCELLANEOUS MANUFACTURING		$68,188

OFFICE/BUSINESS EQUIPMENT – 0.1%

Xerox Corp., Sr. Unsecured, 2.75%, 3/15/19#	30,000	30,641

OIL & GAS – 0.4%

BP Capital Markets PLC, Company Guaranteed, 2.50%, 11/06/22	50,000	48,906

Exxon Mobil Corp., Sr. Unsecured, 1.82%, 3/15/19	30,000	30,355

Husky Energy, Inc., Sr. Unsecured, 4.00%, 4/15/24	15,000	15,214

Marathon Oil Corp., Sr. Unsecured, 2.80%, 11/01/22	45,000	43,857

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	20,000	20,400

Murphy Oil Corp., Sr. Unsecured, 5.13%, 12/01/42	70,000	62,087

Valero Energy Corp., Sr. Unsecured, 4.90%, 3/15/45	10,000	10,197

TOTAL OIL & GAS		$231,016

PHARMACEUTICALS – 0.1%

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	20,000	19,701

Actavis Funding SCS, Company Guaranteed, 4.75%, 3/15/45	10,000	10,122

Medco Health Solutions, Inc., Company Guaranteed, 4.13%, 9/15/20	20,000	21,632

Merck & Co., Inc., Sr. Unsecured, 3.70%, 2/10/45	10,000	9,683

TOTAL PHARMACEUTICALS		$61,138

PIPELINES – 0.2%

Energy Transfer Partners LP, Sr. Unsecured, 3.60%, 2/01/23	35,000	34,920

ONEOK Partners LP, Company Guaranteed, 6.20%, 9/15/43	45,000	46,432

Spectra Energy Partners LP, Sr. Unsecured, 4.50%, 3/15/45	25,000	24,455

TOTAL PIPELINES		$105,807

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    83

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

REAL ESTATE INVESTMENT TRUSTS – 0.8%

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	$15,000	$16,269

CommonWealth REIT, Sr. Unsecured, 6.65%, 1/15/18	100,000	108,804

Digital Realty Trust LP, Company Guaranteed, 5.88%, 2/01/20#	100,000	113,746

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	15,000	15,590

Health Care REIT, Inc., Sr. Unsecured, 4.70%, 9/15/17	100,000	107,437

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.75%, 4/15/23	40,000	39,826

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	15,000	14,915

ProLogis LP, Company Guaranteed, 3.35%, 2/01/21	35,000	36,297

TOTAL REAL ESTATE INVESTMENT TRUSTS		$452,884

RETAIL – 0.1%

CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	30,000	32,861

SEMICONDUCTORS – 0.1%

Intel Corp., Sr. Unsecured, 2.70%, 12/15/22	35,000	35,279

TELECOMMUNICATIONS – 0.3%

AT&T, Inc., Sr. Unsecured, 1.40%, 12/01/17	35,000	34,998

AT&T, Inc., Sr. Unsecured, 4.50%, 5/15/35	15,000	14,737

AT&T, Inc., FRN, Sr. Unsecured, 1.15%, 11/27/18Δ	55,000	55,792

Verizon Communications, Inc., Sr. Unsecured, 6.40%, 9/15/33	35,000	42,578

TOTAL TELECOMMUNICATIONS		$148,105

TRANSPORTATION – 0.2%

FedEx Corp., Company Guaranteed, 3.88%, 8/01/42	30,000	28,123

FedEx Corp., Company Guaranteed, 4.10%, 2/01/45	15,000	14,412

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/18	55,000	56,313

TOTAL TRANSPORTATION		$98,848

TRUCKING & LEASING – 0.0%**

GATX Corp., Sr. Unsecured, 5.20%, 3/15/44	20,000	21,854

TOTAL CORPORATE BONDS (COST $3,389,375)		$3,521,375

Description	Par Value	Value

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

Continental Airlines 2009-2, Series A, Pass-Through Certificates, 7.25%, 11/10/19	$61,972	$72,081

Delta Air Lines, 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	48,410	57,335

TOTAL AIRLINES		$129,416

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $109,852)		$129,416

MORTGAGE-BACKED SECURITIES – 4.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.5%

Pool A15865, 5.50%, 11/01/33	58,740	66,535

Pool A19412, 5.00%, 3/01/34	177,091	200,055

Pool C00478, 8.50%, 9/01/26	2,570	2,997

Pool C03517, 4.50%, 9/01/40	49,551	54,007

Pool C03849, 3.50%, 4/01/42	66,529	69,735

Pool C04305, 3.00%, 11/01/42	216,022	220,070

Pool C09020, 3.50%, 11/01/42	215,577	225,966

Pool G05774, 5.00%, 1/01/40	352,193	394,780

Pool G07889, 3.50%, 8/01/43	50,735	53,180

Pool Q23891, 4.00%, 12/01/43	84,495	90,662

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,377,987

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.5%

Pool 326445, 0.88%, 5/21/18	165,000	164,402

Pool 533246, 7.50%, 4/01/30	5,207	5,378

Pool 580676, 1.63%, 11/27/18	165,000	167,635

Pool AB4089, 3.00%, 12/01/26	47,048	49,458

Pool AJ4050, 4.00%, 10/01/41	151,663	162,607

Pool AS0302, 3.00%, 8/01/43	90,015	91,816

Pool AT7899, 3.50%, 7/01/43	95,747	100,607

Pool AX5302, 4.00%, 1/01/42	45,937	49,252

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$791,155

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 354677, 7.50%, 10/15/23	17,463	20,367

Pool 354765, 7.00%, 2/15/24	21,738	25,321

Pool 354827, 7.00%, 5/15/24	23,423	27,162

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$72,850

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,178,516)		$2,241,992

ANNUAL REPORT / April 30, 2015

84    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

U.S. TREASURY – 3.7%

U.S. TREASURY BONDS – 1.0%

3.00%, 11/15/44	$53,000	$55,788

3.13%, 8/15/44	11,000	11,852

3.38%, 5/15/44	139,000	156,760

3.63%, 2/15/44	87,000	102,521

4.38%, 5/15/40	120,000	156,820

4.75%, 2/15/37	21,000	28,697

TOTAL U.S. TREASURY BONDS		$512,438

U.S. TREASURY NOTES – 2.7%

0.63%, 9/30/17	40,000	39,885

0.88%, 10/15/17	360,000	361,045

1.50%, 12/31/18	87,000	88,113

1.50%, 3/31/19	100,000	101,139

1.50%, 11/30/19	40,000	40,242

1.63%, 11/15/22	96,000	94,517

2.00%, 2/15/25	115,000	114,630

2.13%, 5/31/15	65,000	65,109

2.13%, 8/31/20	115,000	118,555

2.25%, 11/15/24	80,000	81,542

2.38%, 8/15/24	55,000	56,696

3.50%, 5/15/20	100,000	109,903

4.50%, 2/15/16	100,000	103,395

4.50%, 5/15/17	100,000	107,867

TOTAL U.S. TREASURY NOTES		$1,482,638

TOTAL U.S. TREASURY (COST $1,905,476)		$1,995,076

	Number of Shares

MONEY MARKET FUND – 2.6%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	1,389,032	$1,389,032

TOTAL MONEY MARKET FUND (COST $1,389,032)		$1,389,032

TOTAL INVESTMENTS IN SECURITIES – 98.5% (COST $47,991,917)		$53,387,405

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.2%

REPURCHASE AGREEMENTS – 4.2%

BNP Paribas Securities Corp., 0.12%, dated 4/30/15, due 5/01/15, repurchase price $114,179, collateralized by U.S. Government & Treasury Securities 0.00% to 6.50%, maturing 5/01/16 to 4/20/45; total market value of $116,463.	$114,179	$$114,179

Description	Par Value	Value

Citigroup Global Markets, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $433,908, collateralized by U.S. Government Securities 1.61% to 8.00%, maturing 6/01/17 to 6/15/52; total market value of $442,584.	$433,906	$433,906

Credit Suisse Securities USA LLC, 0.12%, dated 4/30/15, due 5/01/15, repurchase price $433,907, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 8/01/38 to 4/01/45; total market value of $442,587.	433,906	433,906

Daiwa Capital Markets America, 0.16%, dated 4/30/15, due 5/01/15, repurchase price $433,908, collateralized by U.S. Government & Treasury Securities 0.00% to 9.25%, maturing 5/21/15 to 3/01/48; total market value of $442,584.	433,906	433,906

HSBC Securities USA, Inc., 0.11%, dated 4/30/15, due 5/01/15, repurchase price $433,907, collateralized by U.S. Government Securities 3.50% to 6.00%, maturing 6/01/34 to 1/01/45; total market value of $442,588.	433,906	433,906

Nomura Securities International, Inc., 0.13%, dated 4/30/15, due 5/01/15, repurchase price $433,908, collateralized by U.S. Government & Treasury Securities 0.00% to 10.50%, maturing 5/15/15 to 3/20/64; total market value of $442,584.	433,906	433,906

TOTAL REPURCHASE AGREEMENTS		$2,283,709

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,283,709)		$2,283,709

TOTAL INVESTMENTS – 102.7% (COST $50,275,626)		$55,671,114

COLLATERAL FOR SECURITIES ON LOAN – (4.2%)		(2,283,709)

OTHER ASSETS LESS LIABILITIES – 1.5%		795,382

TOTAL NET ASSETS – 100.0%		$54,182,787

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    85

Wilmington Strategic Allocation Moderate Fund (continued)

Cost of investments for Federal income tax purposes is $50,960,019. The net unrealized appreciation/(depreciation) of investments was $4,711,095. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,029,679 and net unrealized depreciation from investments for those securities having an excess of cost over value of $318,584.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$43,858,117	$—	$—	$43,858,117

Collateralized Mortgage Obligations	—	252,397	—	252,397

Corporate Bonds	—	3,521,375	—	3,521,375

Enhanced Equipment Trust Certificates	—	129,416	—	129,416

Mortgage-Backed Securities	—	2,241,992	—	2,241,992

U.S. Treasury	—	1,995,076	—	1,995,076

Money Market Fund	1,389,032	—	—	1,389,032

Repurchase Agreements	—	2,283,709	—	2,283,709

Total	$45,247,149	$10,423,965	$—	$55,671,114

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
*	Non-income producing security.
^	7-Day net yield.
Δ	Floating rate note with current rate and stated maturity date shown.
§	Affiliated company. See Note 5 in Notes to Financial Statements.
Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2015, these liquid restricted securities amounted to $157,263 representing 0.3% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ETF - Exchange Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MTN - Medium Term Note

OAT - Obligations Assimilables

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depository Receipts

TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

86

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Aggressive Fund

At April 30, 2015, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Equity Funds	67.5%
Exchange-Traded Funds	25.0%
Alternative Investment Funds	6.2%
Commodity Fund	0.8%
Money Market Fund	0.5%
Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2015

Description	Number of Shares	Value

INVESTMENT COMPANIES – 99.5%

ALTERNATIVE INVESTMENT FUNDS – 6.2%

AQR Managed Futures Strategy Fund, Class I	89,201	$996,377

Gateway Fund, Class Y	35,898	1,076,219

TOTAL ALTERNATIVE INVESTMENT FUNDS		$2,072,596

COMMODITY FUND – 0.8%

Credit Suisse Commodity Return Strategy Fund, Class I*	43,324	257,779

EQUITY FUNDS – 67.5%

DFA U.S. Small Cap Value Portfolio, Institutional Class	9,008	318,358

Diamond Hill Large Cap Fund, Class Y	43,552	1,010,412

Harbor International Fund, Institutional Shares	23,970	1,720,539

LSV Value Equity Fund, Class I	43,579	1,054,167

MFS International New Discovery Fund, Class I	5,842	174,615

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	76,797	3,227,019

Morgan Stanley Institutional Fund, Inc. - Small Company Growth Portfolio, Class I	39,040	664,077

T Rowe Price Institutional Large-Cap Growth Fund, Class I	103,802	3,014,402

Wilmington Large-Cap Strategy Fund, Class I§	10,541	194,578

Description	Number of Shares	Value

Wilmington Mid-Cap Growth Fund, Class I§	86,738	$1,571,692

Wilmington Multi-Manager International Fund, Class I§	1,093,649	8,847,623

Wilmington Small-Cap Strategy Fund, Class I§	40,727	611,313

TOTAL EQUITY FUNDS		$22,408,795

EXCHANGE-TRADED FUNDS – 25.0%

iShares Cohen & Steers REIT ETF	3,871	368,326

iShares Global Energy ETF	9,675	376,648

iShares Russell Mid-Cap Value	7,850	583,804

iShares Russell Top 200 Growth	83,617	4,372,333

iShares Russell Top 200 Value	31,104	1,365,466

iShares TIPS ETF	7,562	864,790

SPDR Dow Jones International Real Estate ETF	7,890	349,764

TOTAL EXCHANGE-TRADED FUNDS		$8,281,131

TOTAL INVESTMENT COMPANIES (COST $27,184,224)		$33,020,301

MONEY MARKET FUND – 0.5%

Dreyfus Cash Management Fund, Institutional Shares, 0.04%^	182,324	182,324

TOTAL MONEY MARKET FUND (COST $182,324)		$182,324

April 30, 2015 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	87

Wilmington Strategic Allocation Aggressive Fund (concluded)

Description	Number of Shares	Value

TOTAL INVESTMENTS – 100.0%
(COST $27,366,548)		$33,202,625

OTHER LIABILITIES LESS ASSETS – 0.0%**		(9,656)

TOTAL NET ASSETS – 100.0%		$33,192,969

Cost of investments for Federal income tax purposes is $31,375,488. The net unrealized appreciation/(depreciation) of investments was $1,827,137. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,078,463 and net unrealized depreciation from investments for those securities having an excess of cost over value of $251,326.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$33,020,301	$—	$—	$33,020,301

Money Market Fund	182,324	—	—	182,324

Total	$33,202,625	$—	$—	$33,202,625

*	Non-income producing security.
^	7-Day net yield.
§	Affiliated company. See Note 5 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depository Receipts

TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

88	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2015	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund		Wilmington Multi-Manager Real Asset Fund
ASSETS:
Investments, at identified cost	$488,686,060		$182,023,225		$506,869,654

Investments in securities, at value (Including $20,377,739, $0, and $1,240,294 of securities on loan, respectively) (Note 2)	$559,650,506		$183,193,660		$525,040,001

Cash	569		9,488,793		—
Deposits for futures contracts	—		—		619,183
Deposits for securities sold short	—		26,129,322		—
Deposits for swaps	—		—		791,773
Cash denominated in foreign currencies(a)	1,331,422		1,173,333		424,609
Variation margin receivable for centrally cleared swap agreements	—		—		243,117
Variation margin receivable for financial futures contracts	—		—		24,733
Income receivable	2,649,531		739,409		1,421,010
Receivable for shares sold	206,887		151,114		263,993
Over the counter swap agreements, at value (Including net upfront payments paid of $2,122)	—		—		12,023
Unrealized appreciation on foreign currency exchange contracts	1,274		—		4,741,852
Receivable for investments sold	1,214,394		5,696,232		4,462,243
Receivable for foreign currencies sold	50,765		—		8,573,781
Other assets	23,606		26,776		28,545

TOTAL ASSETS	565,128,954		226,598,639		546,646,863

LIABILITIES:
TBA Sale Commitments, at value	—		—		4,084,282	(b)
Options written, at value	—		523,080	(c)	658,814	(c)
Deferred capital gains tax payable	123,789		—		3,303
Variation margin payable for centrally cleared swap agreements	—		—		25,971
Variation margin payable for financial futures contracts	—		—		8,217
Payable for securities sold short	—		23,461,543	(d)	—
Payable for investments purchased	911,781		4,774,112		55,159,519
Payable for foreign currencies purchased	462,243		—		8,573,781
Collateral for securities on loan	21,386,413		—		1,292,957
Due to broker for foreign exchange contracts	—		—		290,000
Due to broker for swap agreements	—		—		60,000
Due to prime broker for securities sold short	—		1,175,062		—
Over the counter swap agreements, at value (Including net upfront payments received of $2,122)	—		—		939,656
Unrealized depreciation on foreign currency exchange contracts	2,702		—		9,423,998
Payable for shares redeemed	300,895		51,570		199,340
Payable to sub-advisors	268,008		140,912		103,835
Payable for distribution services fee	1,209		624		462
Payable for shareholder services fee	52,596		—		—
Other accrued expenses	264,161		109,872		205,221

TOTAL LIABILITIES	23,773,797		30,236,775		81,029,356

NET ASSETS	$541,355,157		$196,361,864		$465,617,507

NET ASSETS CONSIST OF:

Paid-in capital	$801,580,687		$191,895,076		$545,564,515
Undistributed (distributions in excess of) net investment income	695,062		4,184,371		16,133,626
Accumulated net realized gain (loss) on investments and foreign currency transactions	(331,872,366)		306,018		(108,239,253)
Net unrealized appreciation (depreciation) of investments and foreign currencies	70,951,774		(23,601)		12,158,619

TOTAL NET ASSETS	$541,355,157		$196,361,864		$465,617,507

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$5,909,351		$2,723,049		$2,242,364

Shares outstanding (unlimited shares authorized)	735,337		250,707		151,827

Net Asset Value per share	$8.04		$10.86		$14.77

Offering price per share*	$8.51	**	$11.49	**	$15.63	**

Class I
Net Assets	$535,445,806		$193,638,815		$463,375,143

Shares outstanding (unlimited shares authorized)	66,216,244		17,789,910		31,185,380

Net Asset Value per share	$8.09		$10.88		$14.86

(a)	Cost of cash denominated in foreign currencies was $1,313,496, $1,170,452 and $421,118, respectively.
(b)	Proceeds from TBA Sale Commitments was $4,103,040.
(c)	Premiums received for options written was $543,340 and $355,320, respectively.
(d)	Proceeds received for securities sold short was $23,621,831.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	89

April 30, 2015	Wilmington Strategic Allocation Conservative Fund		Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
ASSETS:
Investments, at identified cost	$35,872,541	(a)	$50,275,626	(a)	$27,366,548	(a)

Investments in securities, at value (Including $0, $2,207,527 and $0 of securities on loan,respectively) (Note 2)	$37,833,978	(b)	$55,671,114	(b)	$33,202,625	(b)

Income receivable	28,849		67,936		8
Due from advisor	971		1,524		—
Receivable for shares sold	—		36,399		429
Receivable for investments sold	380,028		822,335		—
Other assets	20,211		12,866		20,233

TOTAL ASSETS	38,264,037		56,612,174		33,223,295

LIABILITIES:
Payable for investments purchased	—		39,808		—
Collateral for securities on loan	—		2,283,709		—
Payable for shares redeemed	3,145		55,063		1,750
Payable for distribution services fee	772		11,002		582
Other accrued expenses	26,541		39,805		27,994

TOTAL LIABILITIES	30,458		2,429,387		30,326

NET ASSETS	$38,233,579		$54,182,787		$33,192,969

NET ASSETS CONSIST OF:

Paid-in capital	$36,029,575		$53,943,017		$30,787,663
Undistributed (distributions in excess of) net investment income	38,134		69,282		—
Accumulated net realized gain (loss) on investments	204,433		(5,225,000)		(3,430,771)
Net unrealized appreciation (depreciation) of investments	1,961,437		5,395,488		5,836,077

TOTAL NET ASSETS	$38,233,579		$54,182,787		$33,192,969

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$3,614,828		$52,859,994		$2,730,528

Shares outstanding (unlimited shares authorized)	329,377		4,815,431		224,633

Net Asset Value per share	$10.97		$10.98		$12.16

Offering price per share*	$11.61	**	$11.62	**	$12.87	**

Class I
Net Assets	$34,618,751		$1,322,793		$30,462,441

Shares outstanding (unlimited shares authorized)	3,147,735		120,478		2,494,990

Net Asset Value per share	$11.00		$10.98		$12.21

(a)	Includes $22,135,273, $6,379,079 and $7,346,863 of investments in affiliated issuers, respectively.

(b)	Includes $23,575,149, $8,390,468 and $11,225,206 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

90	STATEMENTS OF OPERATIONS

Year Ended April 30, 2015	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund		Wilmington Multi-Manager Real Asset Fund
INVESTMENT INCOME:
Dividends	$13,452,255	(a)	$1,878,128	(a)	$6,956,293	(a)
Interest	—		2,670,181		2,809,634	(a)
Securities lending income	314,564		—		68,643

TOTAL INVESTMENT INCOME	13,766,819		4,548,309		9,834,570

EXPENSES:
Investment advisory fee	5,646,243		3,795,687		3,531,842
Administrative personnel and services fee	159,682		64,320		140,718
Portfolio accounting and administration fees	424,249		92,484		253,894
Custodian fees	371,299		32,100		232,513
Transfer and dividend disbursing agent fees and expenses	155,805		136,237		164,140
Trustees’ fees	33,066		33,066		33,066
Professional fees	171,606		128,782		109,598
Distribution services fee—Class A	14,602		11,385		6,846
Shareholder services fee—Class A	14,602		11,385		6,846
Shareholder services fee— Class I	1,303,823		520,720		1,157,168
Share registration costs	26,735		36,855		31,798
Printing and postage	46,231		48,044		49,573
Dividend expense on securities sold short	—		679,961		—
Prime broker interest expense	—		302,635		—
Miscellaneous	59,719		33,129		51,852

TOTAL EXPENSES	8,427,662		5,926,790		5,769,854

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(929,991)		(256,584)		(15,162)
Waiver of shareholder services fee—Class A	(14,602)		(11,385)		(6,846)
Waiver of shareholder services fee—Class I	(679,163)		(520,720)		(1,157,168)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,623,756)		(788,689)		(1,179,176)

Net expenses	6,803,906		5,138,101		4,590,678

Net investment income (loss)	6,962,913		(589,792)		5,243,892

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	28,306,047		(5,097,677)		5,143,356
Net realized gain (loss) on foreign currency transactions	(786,072)		3,704,345		24,352,816
Net realized gain (loss) on futures contracts	—		10,545,104		(762,819)
Net realized gain (loss) on swap agreements	—		—		(1,316,918)
Net realized gain (loss) on options purchased	—		(1,976,270)		(90,435)
Net realized gain (loss) on options written	—		938,805		432,032
Net realized gain (loss) on securities sold short	—		(1,550,907)		12,912
Net change in unrealized appreciation (depreciation) on investments	(16,633,822)		(248,329)		(22,517,353)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(51,658)		101,243		(2,799,004)
Net change in unrealized appreciation (depreciation) on futures contracts	—		(1,314,141)		(285,082)
Net change in unrealized appreciation (depreciation) on swap agreements	—		—		(814,928)
Net change in unrealized appreciation (depreciation) on options purchased	—		244,941		(33,548)
Net change in unrealized appreciation (depreciation) on options written	—		(96,427)		(341,458)
Net change in unrealized appreciation (depreciation) on securities sold short	—		1,885,765		—
Net change in unrealized appreciation (depreciation) on TBA Sales Commitments	—		—		18,758

Net realized and unrealized gain (loss) on investments	10,834,495		7,136,452		998,329

Change in net assets resulting from operations	$17,797,408		$6,546,660		$6,242,221

(a)	Net of foreign withholding taxes withheld of $1,373,183, $110,493 and $274,555, respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	91

Year Ended April 30, 2015	Wilmington Strategic Allocation Conservative Fund	Wilmington Strategic Allocation Moderate Fund	Wilmington Strategic Allocation Aggressive Fund
INVESTMENT INCOME:
Dividends	$311,436	$609,879	$263,764
Dividends received from affiliated issuers	356,972	97,510	157,387
Interest	—	236,072	—
Securities lending income	—	12,380	—

TOTAL INVESTMENT INCOME	668,408	955,841	421,151

EXPENSES:
Investment advisory fee	183,752	258,723	164,743
Administrative personnel and services fee	12,078	17,013	10,808
Portfolio accounting and administration fees	34,905	28,723	34,812
Custodian fees	89	2,302	202
Transfer and dividend disbursing agent fees and expenses	4,536	92,567	4,562
Trustees’ fees	33,066	33,066	33,066
Professional fees	49,629	49,648	45,326
Distribution services fee—Class A	10,151	137,957	7,201
Shareholder services fee—Class A	10,151	137,957	7,201
Shareholder services fee— Class I	89,743	2,755	82,174
Share registration costs	28,860	18,045	27,825
Printing and postage	7,905	18,802	7,459
Miscellaneous	20,197	21,677	20,000

TOTAL EXPENSES	485,062	819,235	445,379

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(134,536)	(231,187)	(92,363)
Waiver of shareholder services fee—Class A	(10,151)	(137,957)	(7,201)
Waiver of shareholder services fee—Class I	(89,743)	(2,755)	(82,174)

TOTAL WAIVERS AND REIMBURSEMENTS	(234,430)	(371,899)	(181,738)

Net expenses	250,632	447,336	263,641

Net investment income	417,776	508,505	157,510

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	43,946	465,784	386,225
Net realized gain (loss) on affiliated investment companies	12,281	1,363,720	1,109,824
Realized gain on distributions received from investment companies	240,819	824,510	703,987
Realized gain on distributions received from affiliated investment companies	405,553	381,238	392,033
Net change in unrealized appreciation (depreciation) of investments	313,463	1,053,239	981,951
Net change in unrealized appreciation (depreciation) of affiliated investment companies	(23,718)	(1,291,151)	(958,716)

Net realized and unrealized gain (loss) on investments	992,344	2,797,340	2,615,304

Change in net assets resulting from operations	$1,410,120	$3,305,845	$2,772,814

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

92	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$6,962,913	$9,143,789	$(589,792)	$(52,564)
Net realized gain (loss) on investments	27,519,975	13,267,380	6,563,400	3,495,664
Net change in unrealized appreciation (depreciation) of investments	(16,685,480)	31,325,697	573,052	(2,608,605)

Change in net assets resulting from operations	17,797,408	53,736,866	6,546,660	834,495

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(91,190)	(100,744)	—	(1,588)
Class I	(8,394,062)	(9,081,446)	—	(148,469)
Distributions from net realized gain on investments
Class A	—	—	(73,584)	(34,832)
Class I	—	—	(3,345,957)	(1,351,865)

Change in net assets resulting from distributions to shareholders	(8,485,252)	(9,182,190)	(3,419,541)	(1,536,754)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	205,894	137,022	2,785,459	2,033,438
Class I	53,749,158	50,989,190	47,952,089	177,165,983
Distributions reinvested
Class A	84,082	94,256	57,566	19,874
Class I	5,106,382	3,099,392	3,193,804	1,235,059
Cost of shares redeemed
Class A	(577,668)	(924,964)	(4,347,017)	(312,867)
Class I	(59,505,440)	(84,158,652)	(68,093,175)	(14,810,513)

Change in net assets resulting from share transactions	(937,592)	(30,763,756)	(18,451,274)	165,330,974

Change in net assets	8,374,564	13,790,920	(15,324,155)	164,628,715
NET ASSETS:
Beginning of year	532,980,593	519,189,673	211,686,019	47,057,304

End of year	$541,355,157	$532,980,593	$196,361,864	$211,686,019

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$695,062	$2,418,285	$4,184,371	$86,713

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	26,464	18,251	258,540	187,539
Class I	6,935,843	6,846,276	4,470,296	16,352,366
Distributions reinvested
Class A	10,418	13,226	5,410	1,838
Class I	629,900	428,856	299,887	114,237
Shares redeemed
Class A	(74,672)	(125,478)	(400,212)	(28,946)
Class I	(7,686,723)	(11,165,156)	(6,306,107)	(1,369,535)

Net change resulting from share transactions	(158,770)	(3,984,025)	(1,672,186)	15,257,499

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	93

	Wilmington Multi-Manager Real Asset Fund		Wilmington Strategic Allocation Conservative Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$5,243,892	$4,019,903	$417,776	$581,178
Net realized gain (loss) on investments	27,770,944	511,372	702,599	2,322,184
Net change in unrealized appreciation (depreciation) of investments	(26,772,615)	(18,354,098)	289,745	(2,171,155)

Change in net assets resulting from operations	6,242,221	(13,822,823)	1,410,120	732,207

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(37,226)	(70,292)	(43,427)	(86,628)
Class I	(6,962,928)	(6,365,654)	(475,323)	(721,293)
Distributions from net realized gain on investments
Class A	—	—	(76,046)	(36,042)
Class I	—	—	(682,529)	(270,649)

Change in net assets resulting from distributions to shareholders	(7,000,154)	(6,435,946)	(1,277,325)	(1,114,612)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	920,159	456,530	53,499	267,212
Class I	68,766,495	94,787,111	979,730	2,166,977
Distributions reinvested
Class A	28,746	60,601	110,130	112,340
Class I	2,294,912	2,253,884	1,129,671	933,462
Cost of shares redeemed
Class A	(1,296,786)	(3,825,835)	(1,173,984)	(1,736,476)
Class I	(59,856,239)	(65,291,287)	(5,259,373)	(7,034,024)

Change in net assets resulting from share transactions	10,857,287	28,441,004	(4,160,327)	(5,290,509)

Change in net assets	10,099,354	8,182,235	(4,027,532)	(5,672,914)
NET ASSETS:
Beginning of year	455,518,153	447,335,918	42,261,111	47,934,025

End of year	$465,617,507	$455,518,153	$38,233,579	$42,261,111

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$16,133,626	$(3,791,351)	$38,134	$95,931

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	61,539	31,056	4,865	24,601
Class I	4,599,175	6,548,509	89,278	198,386
Distributions reinvested
Class A	1,974	4,301	10,119	10,425
Class I	156,785	159,217	103,574	86,408
Shares redeemed
Class A	(87,612)	(266,938)	(106,588)	(159,664)
Class I	(4,006,614)	(4,518,152)	(477,557)	(646,380)

Net change resulting from share transactions	725,247	1,957,993	(376,309)	(486,224)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

94	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment income (loss)	$508,505	$586,860	$157,510	$219,866
Net realized gain (loss) on investments	3,035,252	6,545,713	2,592,069	8,957,568
Net change in unrealized appreciation (depreciation) of investments	(237,912)	(2,779,410)	23,235	(4,625,166)

Change in net assets resulting from operations	3,305,845	4,353,163	2,772,814	4,552,268

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(633,887)	(636,970)	(19,456)	(19,582)
Class I	(15,500)	(41,402)	(266,723)	(290,529)

Change in net assets resulting from distributions to shareholders	(649,387)	(678,372)	(286,179)	(310,111)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,893,349	1,505,386	146,794	105,225
Class I	323,478	1,312,531	1,817,410	3,712,404
Distributions reinvested
Class A	600,598	603,379	19,021	18,626
Class I	1,400	36,056	83,891	87,571
Cost of shares redeemed
Class A	(9,553,638)	(8,953,240)	(609,143)	(691,931)
Class I	(27,237)	(3,283,872)	(9,117,673)	(8,139,037)

Change in net assets resulting from share transactions	(6,762,050)	(8,779,760)	(7,659,700)	(4,907,142)

Change in net assets	(4,105,592)	(5,104,969)	(5,173,065)	(664,985)
NET ASSETS:
Beginning of year	58,288,379	63,393,348	38,366,034	39,031,019

End of year	$54,182,787	$58,288,379	$33,192,969	$38,366,034

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$69,282	$97,447	$—	$25,581

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	176,588	147,756	12,480	9,611
Class I	30,095	130,859	155,596	343,392
Distributions reinvested
Class A	56,397	59,124	1,636	1,668
Class I	131	3,548	7,191	7,911
Shares redeemed
Class A	(893,932)	(882,214)	(51,503)	(63,104)
Class I	(2,511)	(321,291)	(776,431)	(742,129)

Net change resulting from share transactions	(633,232)	(862,218)	(651,031)	(442,651)

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	95

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†

CLASS A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$7.90	$7.27	$6.72	$7.63		$5.95	$5.36
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.12	0.09	0.16		0.12	0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.17	0.63	0.57	(1.05)		1.64	0.63

Total Income (Loss) From Operations	0.26	0.75	0.66	(0.89)		1.76	0.69

Less Distributions From:
Net Investment Income	(0.12)	(0.12)	(0.11)	(0.02)		(0.08)	(0.10)
Return of Capital	—	—	—	—		—	0.00 (b)

Total Distributions	(0.12)	(0.12)	(0.11)	(0.02)		(0.08)	(0.10)

Net Asset Value, End of Period	8.04	7.90	7.27	6.72		$7.63	$5.95

Total Return(c)	3.29%	10.53%	10.17%	(11.65)%		29.57%	12.74%
Net Assets, End of Period (000’s)	$5,909	$6,107	$6,301	$6,682		$571	$83
Ratios to Average Net Assets
Gross Expense	1.84%	1.78%	1.78%	1.62	%(d)	1.59%	1.63%
Net Expenses(e)	1.42%	1.49%	1.48%	1.42	%(d)	1.58%	1.62%
Net Investment Income (Loss)	1.20%	1.64%	1.38%	2.77	%(d)	1.61%	0.89%
Portfolio Turnover Rate	78%	49%	72%	85%		98%	107%

CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011	Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$7.94	$7.30	$6.75	$7.66		$5.97	$5.37
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.13	0.10	0.06		0.10	0.07
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.18	0.64	0.57	(0.94)		1.67	0.64

Total Income (Loss) From Operations	0.28	0.77	0.67	(0.88)		1.77	0.71

Less Distributions From:
Net Investment Income	(0.13)	(0.13)	(0.12)	(0.03)		(0.08)	(0.11)
Return of Capital	—	—	—	—		—	0.00 (b)

Total Distributions	(0.13)	(0.13)	(0.12)	(0.03)		(0.08)	(0.11)

Net Asset Value, End of Period	$8.09	$7.94	$7.30	$6.75		$7.66	$5.97

Total Return(c)	3.46%	10.73%	10.22%	(11.45)%		29.78%	13.10%
Net Assets, End of Period (000’s)	$535,446	$526,874	$512,889	$395,690		$373,798	$249,031
Ratios to Average Net Assets
Gross Expense	1.59%	1.53%	1.54%	1.42	%(d)	1.43%	1.38%
Net Expenses(e)	1.29%	1.36%	1.35%	1.38	%(d)	1.41%	1.37%
Net Investment Income (Loss)	1.32%	1.75%	1.47%	1.17	%(d)	1.38%	1.03%
Portfolio Turnover Rate	78%	49%	72%	85%		98%	107%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period prior to this date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

96	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

CLASS A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.74	$10.58	$10.11		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.06)	(0.04)	0.00	(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.35	0.34	0.56		0.08

Total Income (Loss) From Operations	0.29	0.30	0.56		0.11

Less Distributions From:
Net Investment Income	—	(0.01)	(0.03)		—
Net Realized Gains	(0.17)	(0.13)	(0.06)		—

Total Distributions	(0.17)	(0.14)	(0.09)		—

Net Asset Value, End of Period	$10.86	$10.74	$10.58		$10.11

Total Return(c)	2.73%	2.74%	5.56%		1.10%
Net Assets, End of Period (000’s)	$2,723	$4,156	$2,397		$121
Ratios to Average Net Assets
Gross Expense	3.04%	3.30%	3.98%		4.66	%(d)(e)
Net Expenses(f)(g)	2.68%	2.71%	2.84%		2.89	%(d)(e)
Net Investment Income (Loss)	(0.52)%	(0.33)%	0.00	%(h)	0.88	%(d)
Portfolio Turnover Rate	434%	403%	367%		8%

CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Period	$10.74	$10.56	$10.08		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.03)	0.00 (b)	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.34	0.32	0.56		0.05

Total Income (Loss) From Operations	0.31	0.32	0.59		0.11

Less Distributions From:
Net Investment Income	—	(0.01)	(0.05)		(0.03)
Net Realized Gains	(0.17)	(0.13)	(0.06)		—

Total Distributions	(0.17)	(0.14)	(0.11)		(0.03)

Net Asset Value, End of Period	$10.88	$10.74	$10.56		$10.08

Total Return(c)	2.91%	3.01%	5.91%		1.10%
Net Assets, End of Period (000’s)	$193,639	$207,530	$44,660		$24,935
Ratios to Average Net Assets
Gross Expense	2.78%	2.95%	3.77%		4.33	%(d)(e)
Net Expenses(f)(g)	2.41%	2.43%	2.65%		2.39	%(d)(e)
Net Investment Income (Loss)	(0.27)%	(0.04)%	0.29%		2.11	%(d)
Portfolio Turnover Rate	434%	403%	367%		8%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	Ratio of expenses to average net assets was increased by 0.41% to include dividend and interest expenses related to securities sold short.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(g)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I
April 30, 2015	2.19%	1.95%
April 30, 2014	2.23%	1.98%
April 30, 2013	2.24%	1.98%
April 30, 2012	2.48%	1.98%

(h)	Represents less than 0.005%.
*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	97

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND†

CLASS A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended April 30, 2011	Year Ended April 30, 2010
Net Asset Value, Beginning of Period	$14.81	$15.55	$14.28	$14.00		$12.10	$11.60
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.10	0.18	(0.21)		0.63	0.02
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.04	(0.65)	1.28	0.50		1.91	0.75

Total Income (Loss) From Operations	0.17	(0.55)	1.46	0.29		2.54	0.77

Less Distributions From:
Net Investment Income	(0.21)	(0.19)	(0.19)	(0.01)		(0.64)	(0.27)

Net Asset Value, End of Period	$14.77	$14.81	$15.55	$14.28		$14.00	$12.10

Total Return(b)	1.14%	(3.46)%	10.33%	2.04%		21.45%	6.57%
Net Assets, End of Period (000’s)	$2,242	$2,606	$6,337	$7,038		$13,773	$16,305
Ratios to Average Net Assets
Gross Expense	1.49%	1.54%	1.55%	1.33	%(c)	1.25%	1.20%
Net Expenses(d)	1.23%	1.28%	1.27%	1.28	%(c)	1.25%	1.19%
Net Investment Income (Loss)	0.89%	0.72%	1.13%	(1.86	)%(c)	4.64%	0.13%
Portfolio Turnover Rate	242%	149%	131%	180%		199%	156%
CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended April 30, 2011	Year Ended April 30, 2010
Net Asset Value, Beginning of Period	$14.88	$15.61	$14.33	$14.02		$12.11	$11.61
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17	0.13	0.20	(0.09)		0.65	0.04
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.03	(0.64)	1.30	0.41		1.94	0.75

Total Income (Loss) From Operations	0.20	(0.51)	1.50	0.32		2.59	0.79

Less Distributions From:
Net Investment Income	(0.22)	(0.22)	(0.22)	(0.01)		(0.68)	(0.29)

Net Asset Value, End of Period	$14.86	$14.88	$15.61	$14.33		$14.02	$12.11

Total Return(b)	1.40%	(3.20)%	10.58%	2.31%		21.70%	6.76%
Net Assets, End of Period (000’s)	$463,375	$452,913	$440,999	$344,650		$252,497	$283,703
Ratios to Average Net Assets
Gross Expense	1.24%	1.29%	1.31%	1.08	%(c)	1.00%	0.95%
Net Expenses(d)	0.98%	1.03%	1.02%	1.02	%(c)	1.00%	0.94%
Net Investment Income (Loss)	1.13%	0.93%	1.39%	(0.74	)%(c)	4.82%	0.33%
Portfolio Turnover Rate	242%	149%	131%	180%		199%	156%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Multi-Manager Real Asset Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

98	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND†

CLASS A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended April 30, 2011	Year Ended April 30, 2010
Net Asset Value, Beginning of Period	$10.95	$11.03	$10.61	$10.60		$9.66	$9.02
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.12	0.18	0.17		0.26	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.27	0.05	0.45	0.05		0.95	0.64

Total Income (Loss) From Operations	0.36	0.17	0.63	0.22		1.21	0.90

Less Distributions From:
Net Investment Income	(0.12)	(0.17)	(0.21)	(0.21)		(0.27)	(0.26)
Net Realized Gains	(0.22)	(0.08)	—	—		—	—

Total Distributions	(0.34)	(0.25)	(0.21)	(0.21)		(0.27)	(0.26)

Net Asset Value, End of Period	$10.97	$10.95	$11.03	$10.61		$10.60	$9.66

Total Return(b)	3.28%	1.60%	5.97%	2.15%		12.58%	9.98%
Net Assets, End of Period (000’s)	$3,615	$4,608	$6,016	$7,003		$8,003	$9,890
Ratios to Average Net Assets
Gross Expense(c)	1.44%	1.41%	1.35%	0.77	%(d)	0.60%	0.64%
Net Expenses(c)(e)	0.85%	0.75%	0.72%	0.63	%(d)	0.60%	0.64%
Net Investment Income (Loss)	0.83%	1.10%	1.71%	1.95	%(d)	2.54%	2.65%
Portfolio Turnover Rate	24%	33%	29%	37%		26%	92%
CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 12, 2012 through April 30, 2012*		Year Ended April 30, 2011	Year Ended April 30, 2010
Net Asset Value, Beginning of Period	$10.97	$11.05	$10.64	$10.62		$9.67	$9.04
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.15	0.21	0.19		0.29	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.28	0.05	0.43	0.06		0.95	0.62

Total Income (Loss) From Operations	0.40	0.20	0.64	0.25		1.24	0.91

Less Distributions From:
Net Investment Income	(0.15)	(0.20)	(0.23)	(0.23)		(0.29)	(0.28)
Net Realized Gains	(0.22)	(0.08)	—	—		—	—

Total Distributions	(0.37)	(0.28)	(0.23)	(0.23)		(0.29)	(0.28)

Net Asset Value, End of Period	$11.00	$10.97	$11.05	$10.64		$10.62	$9.67

Total Return(b)	3.63%	1.85%	6.13%	2.44%		12.96%	10.12%
Net Assets, End of Period (000’s)	$34,619	$37,653	$41,918	$45,299		$55,226	$53,131
Ratios to Average Net Assets
Gross Expense(c)	1.19%	1.16%	1.10%	0.52	%(d)	0.35%	0.39%
Net Expenses(c)(e)	0.60%	0.50%	0.47%	0.38	%(d)	0.35%	0.39%
Net Investment Income (Loss)	1.07%	1.34%	1.95%	2.20	%(d)	2.81%	2.91%
Portfolio Turnover Rate	24%	33%	29%	37%		26%	92%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	99

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND†

CLASS A	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.47	$9.86	$9.26	$9.70	$8.62
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.10	0.13	0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.53	0.62	0.61	(0.42)	1.13
Total Income (Loss) From Operations	0.63	0.72	0.74	(0.31)	1.23
Less Distributions From:
Net Investment Income	(0.12)	(0.11)	(0.14)	(0.12)	(0.12)
Net Realized Gains	—	—	—	(0.01)	(0.03)
Total Distributions	(0.12)	(0.11)	(0.14)	(0.13)	(0.15)
Net Asset Value, End of Period	$10.98	$10.47	$9.86	$9.26	$9.70

Total Return(b)	6.09%	7.34%	8.12%	(3.13)%	14.54%
Net Assets, End of Period (000’s)	$52,860	$57,317	$60,640	$65,285	$75,554
Ratios to Average Net Assets
Gross Expense(c)	1.46%	1.45%	1.45%	1.64%	1.51%
Net Expenses(c)(d)	0.80%	0.84%	0.84%	0.79%	0.73%
Net Investment Income (Loss)	0.90%	0.94%	1.36%	1.26%	0.97%
Portfolio Turnover Rate	23%	54%	32%	41%	55%

CLASS I	2015	2014	2013	2012	2011(e)
Net Asset Value, Beginning of Period	$10.47	$9.84	$9.25	$9.70	$8.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.13	0.15	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.54	0.63	0.61	(0.43)	1.66
Total Income (Loss) From Operations	0.66	0.76	0.76	(0.29)	1.76
Less Distributions From:
Net Investment Income	(0.15)	(0.13)	(0.17)	(0.15)	(0.11)
Net Realized Gains	—	—	—	(0.01)	(0.03)
Total Distributions	(0.15)	(0.13)	(0.17)	(0.16)	(0.14)
Net Asset Value, End of Period	$10.98	$10.47	$9.84	$9.25	$9.70

Total Return(b)	6.35%	7.76%	8.29%	(2.87)%	22.07%
Net Assets, End of Period (000’s)	$1,323	$971	$2,753	$3,108	$3,426
Ratios to Average Net Assets
Gross Expense(c)	1.21%	1.19%	1.20%	1.39%	1.44	%(f)
Net Expenses(c)(d)	0.55%	0.59%	0.59%	0.51%	0.67	%(f)
Net Investment Income (Loss)	1.16%	1.33%	1.59%	1.53%	1.25	%(f)
Portfolio Turnover Rate	23%	54%	32%	41%	55	%(g)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)	For the period from June 11, 2010 (commencement of operations) to April 30, 2011.
(f)	Annualized for periods less than one year.
(g)	Reflects portfolio turnover for the Fund for the year ended April 30, 2011.
†	Effective June 11, 2010, shareholders of the former Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, and Managed Allocation Fund—Conservative Growth became owners of the Strategic Allocation Fund in a plan of reorganization. Additionally, the accounting and performance history of the Managed Allocation Fund—Moderate Growth Fund was redesignated as that of the Strategic Allocation Fund for A Shares for periods prior to June 14, 2010.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2015

100	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND†

CLASS A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended April 30, 2011	Year Ended April 30, 2010
Net Asset Value, Beginning of Period	$11.35	$10.21	$9.20	$9.33		$7.49	$6.81
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.02	0.04	0.10	0.05		0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.87	1.17	1.02	(0.13)		1.85	0.68

Total Income (Loss) From Operations	0.89	1.21	1.12	(0.08)		1.99	0.78

Less Distributions From:
Net Investment Income	(0.08)	(0.07)	(0.11)	(0.05)		(0.15)	(0.10)

Net Asset Value, End of Period	$12.16	$11.35	$10.21	$9.20		$9.33	$7.49

Total Return(b)	7.89%	11.84%	12.26%	(0.75)%		26.66%	11.41%
Net Assets, End of Period (000’s)	$2,731	$2,974	$3,205	$3,074		$3,502	$3,788
Ratios to Average Net Assets
Gross Expense(c)	1.48%	1.50%	1.46%	0.88	%(d)	0.67%	0.58%
Net Expenses(c)(e)	0.97%	0.95%	0.87%	0.73	%(d)	0.67%	0.58%
Net Investment Income (Loss)	0.19%	0.34%	1.10%	0.75	%(d)	1.64%	1.23%
Portfolio Turnover Rate	20%	72%	43%	17%		34%	53%
CLASS I	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 12, 2012 through April 30, 2012*		Year Ended April 30, 2011	Year Ended April 30, 2010
Net Asset Value, Beginning of Period	$11.39	$10.24	$9.22	$9.35		$7.51	$6.82
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.05	0.06	0.13	0.07		0.17	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.87	1.18	1.02	(0.13)		1.84	0.70

Total Income (Loss) From Operations	0.92	1.24	1.15	(0.06)		2.01	0.81

Less Distributions From:
Net Investment Income	(0.10)	(0.09)	(0.13)	(0.07)		(0.17)	(0.12)

Net Asset Value, End of Period	$12.21	$11.39	$10.24	$9.22		$9.35	$7.51

Total Return(b)	8.08%	12.11%	12.62%	(0.62)%		26.91%	11.80%
Net Assets, End of Period (000’s)	$30,462	$35,392	$35,826	$39,257		$51,887	$46,058
Ratios to Average Net Assets
Gross Expense(c)	1.23%	1.25%	1.21%	0.61	%(d)	0.42%	0.33%
Net Expenses(c)(e)	0.72%	0.70%	0.62%	0.48	%(d)	0.42%	0.33%
Net Investment Income (Loss)	0.46%	0.58%	1.38%	1.02	%(d)	1.89%	1.41%
Portfolio Turnover Rate	20%	72%	43%	17%		34%	53%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	101

Wilmington Funds

April 30, 2015

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 19 portfolios, 6 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 13 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Multi-Manager International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.
Wilmington Multi-Manager Alternatives Fund (“Alternatives Fund”)(d)	The Fund seeks to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.
Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.
Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)(d)	The Fund seeks a high level of total return consistent with a conservative level of risk relative to other Wilmington Strategic Allocation Funds.
Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.
Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)(d)	The Fund seeks a high level of total return consistent with an aggressive level of risk relative to other Wilmington Strategic Allocation Funds.

(d)	Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASU”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value;

•	price information on listed securities, including underlying Exchange Traded Funds (“ETF’s”) and Exchange Traded Notes (“ETN’s”), is taken from the exchange where the security is primarily traded; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

ANNUAL REPORT / April 30, 2015

102	NOTES TO FINANCIAL STATEMENTS (continued)

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value in accordance with procedures approved by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2015, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. This does not include transfers between Level 1 and Level 2 due to the International Fund and the Real Asset Fund utilizing international fair value pricing during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Securities utilizing international fair value pricing, fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At April 30, 2015, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
International Fund
BNP Paribas Securities Corp.	$1,069,278	$1,069,278	$—	$—
Citigroup Global Markets, Inc.	4,063,427	4,063,427	—	—
Credit Suisse Securities (USA) LLC	4,063,427	4,063,427	—	—
Daiwa Capital Markets America	4,063,427	4,063,427	—	—
ING Financial Markets LLC	4,063,427	4,063,427	—	—
Nomura Securities International, Inc.	4,063,427	4,063,427	—	—

	$21,386,413	$21,386,413	$—	$—

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	103

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Real Asset Fund
BNP Paribas Securities Corp.	$64,647	$64,647	$—	$—
Citigroup Global Markets, Inc.	245,662	245,662		—
Credit Suisse Securities (USA) LLC	245,662	245,662	—	—
ING Financial Markets LLC	245,662	245,662	—	—
JP Morgan Securities LLC	245,662	245,662	—	—
Nomura Securities Internal, Inc.	245,662	245,662	—	—

	$1,292,957	$1,292,957	$—	$—

Strategic Allocation Moderate Fund
BNP Paribas Securities Corp.	$114,179	$114,179	$—	$—
Citigroup Global Markets, Inc.	433,906	433,906	—	—
Credit Suisse Securities (USA) LLC	433,906	433,906	—	—
Daiwa Capital Markets America	433,906	433,906	—	—
HSBC Securities USA, Inc.	433,906	433,906	—	—
Nomura Securities International, Inc.	433,906	433,906	—	—

	$2,283,709	$2,283,709	$—	$—

(1)Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and out performance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

ANNUAL REPORT / April 30, 2015

104	NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statement of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statement of Operations.

As of April 30, 2015, the Alternatives Fund had borrowings of $1,175,062. Interest expense on securities sold short for the year ended April 30, 2015 totaled $81,005, and is included in the prime broker interest expense on the Statement of Operations.

The Alternatives Fund had the following borrowings for the year ended year ended April 30, 2015:

Currency		Average Daily Borrowings	Days Utilized	Weighted Average Interest Rate
United States Dollar	USD	686,725	262	1.72%
Canadian Dollar	CAD	4,742,949	262	1.72%
Danish Krone	DKK	904,810	57	0.81%
Pound Sterling	GBP	1,567,573	111	1.25%
Hong Kong Dollar	HKD	4,596,376	127	0.98%
Japanese Yen	JPY	251,465,063	262	0.84%
Swedish Krona	SEK	4,806,541	93	0.77%

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	105

Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2015, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$20,377,739	$20,377,739	$—
Real Asset Fund	1,240,294	1,240,294	—
Strategic Allocation Moderate Fund	2,207,527	2,207,527	—
(1)Collateral with a value of $21,386,413, $1,292,957 and $2,283,709, respectively, has been received in connection with securities lending transactions.
(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to our “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.     DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Alternatives Fund had transactions in options written during the year ended April 30, 2015 as follows:

	Number of Contracts	Premiums Received
Outstanding options at April 30, 2014	11,069	$1,888,564
Option closed	(21,774)	(3,787,683)
Options written	23,253	7,860,534
Options expired	(6,836)	(3,937,146)
Options exercised	(4,478)	(1,480,929)

Options outstanding at April 30, 2015	1,234	$543,340

ANNUAL REPORT / April 30, 2015

106    NOTES TO FINANCIAL STATEMENTS (continued)

The Real Asset Fund had transactions in options written during the year ended April 30, 2015 as follows:

	Notional Amount*	Number of Contracts	Premiums Received
Options outstanding at April 30, 2014	$9,100,000	225	$137,323
Options closed	(4,200,000)	—	(25,517)
Options written	132,468,000	437	709,279
Options expired	(77,974,534)	(286)	(300,952)
Options exercised	(17,577,466)	(61)	(164,813)

Options outstanding at April 30, 2015	$41,816,000	315	$355,320

*Reflects notional amount of Written Options.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. Risk of loss may exceed amounts recognized on the statements of assets and liabilities.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest rate swaps – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Centrally cleared swap agreements – Centrally cleared swap agreements (“swap”) are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	107

securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

ANNUAL REPORT / April 30, 2015

108	NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2015.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Credit Contracts	Variation margin receivable for centrally cleared swap agreements.*	Variation margin payable for centrally cleared swap agreements.*
	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**
Interest rate contracts	Variation margin receivable for centrally cleared swap agreements.*	Options written, at value.
	Variation margin receivable for financial futures contracts.*	Variation margin payable for centrally cleared swap agreements.*
	Over the counter swap agreements, at value.**	Variation margin payable for financial futures contracts.*
Over the counter swap agreements, at value.**
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts.	Unrealized depreciation on forward foreign currency exchange contracts.
Equity contracts	Investments in securities, at value.	Options written, at value.

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap and financial futures contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2015.

**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$1,274	$—	$1,274	$—	$—

Alternatives Fund
Purchased Options	$474,925	$474,925	$—	$—	$—

Real Asset Fund
Forward Foreign Currency Contracts	$4,741,852	$—	$4,741,852	$—	$—
Purchased Options	122,522	—	—	122,522	—
Swap Contracts	697,121	—	—	681,177	15,944

Totals	$5,561,495	$—	$4,741,852	$803,699	$15,944

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$2,702	$—	$2,702	$—	$—

Alternatives Fund
Financial Futures Contracts	$1,367,058	$—	$1,367,058	$—	$—
Written Options	523,080	523,080		—	—

Totals	$1,890,138	$523,080	$1,367,058	$—	$—

Real Asset Fund
Financial Futures Contracts	$301,582	$—	$—	$301,582	$—
Forward Foreign Currency Contracts	9,423,998	—	9,423,998	—	—
Swap Contracts	1,421,931	—	—	1,311,421	110,510
Written Options	658,814	—	258,550	396,456	3,808

Totals	$11,806,325	$—	$9,682,548	$2,009,459	$114,318

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	109

    The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2015 are as follows:

Derivative Type	Location on the Statement of Operations
Equity contracts	Net realized gain (loss) on investments, options written and futures contracts
Net change in unrealized appreciation (depreciation) on investments
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on investments
Interest rate contracts	Net realized gain (loss) on investments, swap agreements, options written and futures contracts
Net change in unrealized appreciation (depreciation) on investments
Foreign exchange contracts	Net realized gain (loss) on investments, foreign currency transactions and options written
Net change in unrealized appreciation (depreciation) on investments

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$(87,100)	$—	$(87,100)	$—	$—

Alternatives Fund
Financial Futures Contracts	$10,545,104	$—	$10,545,104	$—	$—
Forward Foreign Currency Contracts	2,335,851	—	2,335,851	—	—
Purchased Option	(1,976,270)	(1,976,270)	—	—	—
Written Options	938,805	938,805	—	—	—

Totals	$11,843,490	$(1,037,465)	$12,880,955	$—	$—

Real Asset Fund
Financial Futures Contracts	$(762,819)	$—	$—	$(762,819)	$—
Forward Foreign Currency Contracts	24,261,592	—	24,261,592	—	—
Purchased Options	(90,435)	—	—	(90,435)	—
Swap Contracts	(1,316,918)	—	—	(1,485,215)	168,297
Written Options	432,032	—	80,252	223,338	128,442

Totals	$22,523,452	$—	$24,341,844	$(2,115,131)	$296,739

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$(3,379)	$—	$(3,379)	$—	$—

Alternatives Fund
Financial Futures Contracts	$(1,314,141)	$—	$(1,314,141)	$—	$—
Forward Foreign Currency Contracts	140,981	—	140,981	—	—
Purchased Options	244,941	244,941	—	—	—
Written Options	(96,427)	(96,427)	—	—	—

Totals	$(1,024,646)	$148,514	$(1,173,160)	$—	$—

Real Asset Fund
Financial Futures Contracts	$(285,082)	$—	$—	$(285,082)	$—
Forward Foreign Currency Contracts	(2,666,694)	—	(2,666,694)	—	—
Purchased Options	(33,548)	—	—	(33,548)	—
Written Options	(341,458)	—	(209,081)	(123,125)	(9,252)
Swap Contracts	(814,928)	—	—	(645,098)	(169,830)

Totals	$(4,141,710)	$—	$(2,875,775)	$(1,086,853)	$(179,082)

ANNUAL REPORT / April 30, 2015

110	NOTES TO FINANCIAL STATEMENTS (continued)

The Funds’ derivative financial instruments outstanding as of April 30, 2015, as disclosed in the Portfolios of Investments, are indicative of the volume of derivative activity for the Funds.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2015, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$1,274	$2,702

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	1,274	2,702
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$1,274	$2,702

Alternatives Fund
Derivative Financial Instruments:
Financial futures contracts	$—	$1,367,058
Forward foreign currency contracts	—	—
Options	474,925	523,080

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	474,925	1,890,138
Derivatives not subject to a MA or similar agreement	442,425	1,685,540

Total assets and liabilities subject to a MA	$32,500	$204,598

Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$—	$301,582
Forward foreign currency contracts	4,741,852	9,423,998
Options	122,522	658,814
Swaps	697,121	1,421,931

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	5,561,495	11,806,325
Derivatives not subject to a MA or similar agreement	670,860	1,259,289

Total assets and liabilities subject to a MA	$4,890,635	$10,547,036

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 111

At April 30, 2015, derivative assets and liabilities by type net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Derivative Type	Derivative Assets Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Forward foreign exchange contracts	$1,274	$(1,274)	$—	$—	$—

Total Derivative Assets	$1,274	$(1,274)	$—	$—	$—

	Derivative Liabilities Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Forward foreign exchange contracts	$2,702	$(1,274)	$—	$—	$1,428

Total Derivative Liabilities	$2,702	$(1,274)	$—	$—	$1,428

	Derivative Assets Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)

Alternatives Fund

Options	$32,500	$(32,500)	$—	$—	$—

Total Derivative Assets	$32,500	$(32,500)	$—	$—	$—

	Derivative Liabilities Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Alternatives Fund

Options	$204,598	$(32,500)	$(172,098)	$—	$—

Total Derivative Liabilities	$204,598	$(32,500)	$(172,098)	$—	$—

	Derivative Assets Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)

Real Asset Fund

Forward foreign exchange contracts	$4,741,852	$(4,008,667)	$—	$—	$733,185
Options	122,522	(122,522)	—	—	—
Swaps	26,261	(23,403)	—	—	2,858

Total Derivative Assets	$4,890,635	$(4,154,592)	$—	$—	$736,043

Real Asset Fund (continued)	Derivative Liabilities Subject to a MA by Type	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Forward foreign exchange contracts	$9,423,998	$(4,008,667)	$—	$—	$5,415,331
Options	427,278	(122,522)	(304,756)	—	—
Swaps	695,760	(23,403)	—	(672,357)	—

Total Derivative Liabilities	$10,547,036	$(4,154,592)	$(304,756)	$(672,357)	$5,415,331

(1)	Excess of collateral received is not shown for financial reporting purposes.
(2)	Net amount represents the net amount receivable in the event of default.
(3)	Excess of collateral pledged is not shown for financial reporting purposes.
(4)	Net amount represents the net amount payable due in the event of default.

ANNUAL REPORT / April 30, 2015

112	NOTES TO FINANCIAL STATEMENTS (continued)

4.     FEDERAL TAX INFORMATION

As of April 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2014, 2013, and 2012, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$ —	$ (200,884)	$ 200,884
Alternatives Fund	—	4,687,450	(4,687,450)
Real Asset Fund	2,603	21,681,239	(21,683,842)
Strategic Allocation Conservative Fund	—	43,177	(43,177)
Strategic Allocation Moderate Fund	—	112,717	(112,717)
Strategic Allocation Aggressive Fund	—	103,088	(103,088)

The tax character of distributions for the corresponding years as reported on the Statements of Changes in the Net Asset were as follows:

	2015		2014
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$8,485,252	$—	$9,182,190	$—
Alternatives Fund	1,957,694	1,461,848	161,975	1,374,779
Real Asset Fund	7,000,154	—	6,435,946	—
Strategic Allocation Conservative Fund	537,025	740,300	807,921	306,691
Strategic Allocation Moderate Fund	649,387	—	678,372	—
Strategic Allocation Aggressive Fund	286,179	—	310,111	—
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards and Deferrals	Late Year Deferrals
International Fund	$ 3,722,593	$ —	$ —	$62,539,649	$(326,487,772)	$ —
Alternatives Fund	4,181,440	—	(8,400)	514,310	(220,563)	—
Real Asset Fund	19,760,087	—	(3,460,154)	7,441,614	(93,194,308)	(10,494,247)
Strategic Allocation Conservative Fund	38,134	602,387	—	1,563,484	—	—
Strategic Allocation Moderate Fund	69,282	93,671	—	4,711,096	(4,634,279)	—
Strategic Allocation Aggressive Fund	—	578,169	—	1,827,137	—	—

At April 30, 2015, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through				Short-Term Post-Effective	Long-Term Post-Effective No Expiration	Total Capital
							Loss
Fund	2016	2017	2018	2019	No Expiration		Carryforwards
International Fund	$61,778,327	$236,603,604	$28,105,841	$—	$ —	$—	$326,487,772
Alternatives Fund	—	—	—	—	220,563	—	220,563
Real Asset Fund	—	—	93,194,308	—	—	—	93,194,308
Strategic Allocation Moderate Fund	—	3,787,513	846,766	—	—	—	4,634,279

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)     113

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2015:

Fund	Capital Loss Carryforwards Used
International Fund	$27,065,861
Real Asset Fund	11,462,731
Strategic Allocation Moderate Fund	2,780,834
Strategic Allocation Aggressive Fund	1,811,800

5.     ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

The International Fund, Alternatives Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among a number of sub-advisors. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below. Certain sub-advisors have entered into an agreement with WFMC to waive their fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of WFMC or its affiliates, results in a fee that is less than the fee calculation under the sub-advisory agreement.

On September 18, 2014, the Trustees voted to change the investment advisory fee rates for the Funds. Effective December 1, 2014, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for it services.

Fund	Current Advisory Fee Annual Rate
International Fund	0.45%
Alternatives Fund	0.95%
Real Asset Fund	0.45%
Strategic Allocation Conservative Fund	0.40%
Strategic Allocation Moderate Fund	0.40%
Strategic Allocation Aggressive Fund	0.40%

Prior to December 1, 2014, the Funds had annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below.

Fund	Prior Advisory Fee Annual Rate
International Fund	0.50%
Alternatives Fund	1.00%
Real Asset Fund	0.50%
Strategic Allocation Conservative Fund	0.50%
Strategic Allocation Moderate Fund	0.50%
Strategic Allocation Aggressive Fund	0.50%

Effective December 1, 2014, the Trustees voted to change the contractual expense limitations for the funds below. WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through November 30, 2015, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

	Current Contractual Expense Limitations
Fund	Class A	Class I
International Fund	1.31%	1.18%
Alternatives Fund	2.15%	1.90%
Real Asset Fund	1.23%	0.98%
Strategic Allocation Conservative Fund	0.78%	0.53%
Strategic Allocation Moderate Fund	0.74%	0.49%
Strategic Allocation Aggressive Fund	0.87%	0.62%

ANNUAL REPORT / April 30, 2015

114    NOTES TO FINANCIAL STATEMENTS (continued)

Prior to December 1, 2014, the following funds had contractually agreed to waive their fees and/or reimburse expenses, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), would not exceed the expense limitations set forth below.

	Prior Contractual Expense Limitations
Fund	Class A	Class I
International Fund	1.49%	1.36%
Alternatives Fund	2.23%	1.98%
Real Asset Fund	1.28%	1.03%
Strategic Allocation Conservative Fund	0.90%	0.65%
Strategic Allocation Moderate Fund	0.84%	0.59%
Strategic Allocation Aggressive Fund	1.03%	0.78%

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,534,170	$(886,354)	0.45%
Sub-advisors:
Baring International Investment Limited (terminated 5/16/2014)	8,456	—	0.45%
Dimensional Fund Advisors LP	245,326	(40,397)	0.45% on the first $50 million in assets; and
			0.30% on assets in excess of $50 million
J O Hambro Capital Management Limited (Since 5/16/2014)	788,842	—	0.70%
LSV Asset Management	260,032	—	0.49%
Northern Cross LLC	724,693	—	0.55% on the first $1 billion in assets; and
			0.50% on assets in excess $1 billion
Oberweis Asset Management, Inc.	388,032	(3,240)	1.00% on the first $50 million;
			0.90% on the next $50 million; and
			0.80% on assets in excess of $100 million
Parametric Portfolio Associates LLC	567,592	—	0.80% on the first $100 million in assets; and
(Emerging Markets Strategy)			0.75% on assets in excess of $100 million
Parametric Portfolio Associates LLC	129,100	—	0.275% on the first $50 million in assets; and
(Developed Country Index Replication Strategy)			0.20% on assets in excess of $50 million

	5,646,243	(929,991)

Alternatives Fund
WFMC	2,084,575	(256,584)	0.95%
Sub-advisors:
Acuity Capital Management, LLC	411,056	—	1.00%
Calamos Advisors, LLC (since 2/03/2015)	60,269	—	0.95%
Calypso Capital Management, LP (terminated 11/21/2014)	254,951	—	1.00%
Highland Capital Healthcare Advisors, LP (since 2/03/2015)	55,418	—	1.00%
Highland Capital Management Fund Advisors, LP (since 2/03/2015)	59,911	—	0.90%
Loeb King Capital Management (terminated 2/06/2015)	374,259	—	1.05% on the first $100 million of assets; and
			1.00% on assets in excess of $100 million
Parametric Risk Advisers	224,116	—	0.90%
P\E Global LLC	271,132	—	1.00%

	3,795,687	(256,584)

Real Asset Fund
WFMC	2,232,184	—	0.45% on all Assets except assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.

WFMC- Enhanced Cash Strategy	4,103	—	For assets allocated to the Enhanced Cash Strategy, an additional fee as follows: 0.53% on the assets allocated to the Enhanced Cash Strategy
Sub-advisors:
CBRE Clarion Securities LLC	446,839	(8,963)	0.65% on the first $50 million in assets;
			0.55% of the next $50 million in assets; and
			0.45% of assets in excess of $100 million

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    115

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors

Real Asset Fund(continued)
E.I.I. Realty Securities, Inc. (terminated 8/22/2014)	$193,762	$(3,882)	0.65% on the first $100 million in assets; and
			0.60% in excess of $100 million
HSBC Global Asset Management (France) (terminated 8/08/2014)	27,130	—	0.20% on the first $100 million in assets; 0.15% on the next $400 million in assets; and
			0.10% of assets in excess of $500 million
Pacific Investment Management Company, LLC	516,650	—	0.29%
Parametric Portfolio Associates LLC (since 9/25/2014)	111,174	(2,317)	0.25% on the first $20 million in assets;
			0.20% of the next $20 million in assets; and
			0.15% of assets in excess of $40 million

	3,531,842	(15,162)

Strategic Allocation Conservative Fund	183,752	(134,536)	0.40%
Strategic Allocation Moderate Fund	258,723	(231,187)	0.40%
Strategic Allocation Aggressive Fund	164,743	(92,363)	0.40%

Administrative Fee – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. WFMC in its role as co-administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

WFMC may voluntarily choose to waive any portion of its fee. WFMC can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2015, WFMC did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$ 5,837
Alternatives Fund	131
Real Asset Fund	2,086
Strategic Allocation Conservative Fund	9,997
Strategic Allocation Moderate Fund	129,298
Strategic Allocation Aggressive Fund	6,989

ANNUAL REPORT / April 30, 2015

116    NOTES TO FINANCIAL STATEMENTS (continued)

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2015, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
International Fund	$ 2,667
Alternatives Fund	54
Real Asset Fund	10,315
Strategic Allocation Conservative Fund	1,921
Strategic Allocation Moderate Fund	61,793
Strategic Allocation Aggressive Fund	2,873

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2015, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$595,878

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2015 are as follows:

Fund/Affiliated Fund Name	Balance of Shares Held 4/30/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 04/30/15	Value at 04/30/15	Dividend Income(a)	Realized Gain/(Loss)(b)
Strategic Allocation Conservative Fund:

Wilmington Prime Money Market Fund	504,720	8,644,214	9,148,934	—	$—	$141	$—

Wilmington Mid-Cap Growth Fund	54,798	4,465	38,068	21,195	384,058	—	167,228

Wilmington Large-Cap Strategy Fund	32,816	8,183	—	40,999	756,833	10,021	33,302

Wilmington Small-Cap Strategy Fund	23,850	1,160	7,199	17,811	267,347	3,604	74,099

Wilmington Intermediate-Term Bond Fund	1,775,859	53,597	514,121	1,315,335	13,192,808	247,355	108,439

Wilmington Multi-Manager International Fund	396,644	6,103	25,527	377,220	3,051,707	49,471	34,766

Wilmington Broad Market	—	604,943	—	604,943	5,922,396	46,380	—

TOTAL		9,322,665	9,733,849		$23,575,149	$356,972	$417,834

April 30, 2015 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	117

Fund/Affiliated Fund Name	Balance of Shares Held 4/30/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 04/30/15	Value at 04/30/15	Dividend Income(a)	Realized Gain/(Loss)(b)
Strategic Allocation Moderate Fund:
Wilmington Prime Money Market Fund	727,547	16,309,933	17,037,480	—	$—	$196	$—
Wilmington Mid-Cap Growth Fund	226,973	484	122,741	104,716	1,897,452	—	1,530,262
Wilmington Multi-Manager International Fund	764,554	49,937	61,798	752,693	6,089,286	88,343	73,682
Wilmington Small-Cap Strategy Fund	90,727	—	63,830	26,897	403,730	8,971	141,014

TOTAL		16,360,354	17,285,849		$8,390,468	$97,510	$1,744,958

Strategic Allocation Aggressive Fund:
Wilmington Prime Money Market Fund	526,966	11,182,395	11,709,361	—	$—	$56	$—
Wilmington Mid-Cap Growth Fund	251,907	18,131	183,300	86,738	1,571,692	—	852,347
Wilmington Large-Cap Strategy Fund	14,913	1,026	5,398	10,541	194,578	3,456	36,862
Wilmington Small-Cap Strategy Fund	104,454	4,592	68,319	40,727	611,313	11,734	421,378
Wilmington Multi-Manager International Fund	1,201,789	17,533	125,673	1,093,649	8,847,623	142,141	191,270

TOTAL		11,223,677	12,092,051		$11,225,206	$157,387	$1,501,857

(a)	Dividend Income may include distributions from net investment income and return of capital paid by the affiliated fund to the Fund.

(b)	Realized Gain/(Loss) includes realized capital gain distributions paid by the affiliated fund and gain/(loss) received by the Fund for sales of the affiliated fund.

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2015 were as follows:

Fund	Commissions
International Fund	$5,453

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities for the year ended April 30, 2015 were as follows:

	Investments
Fund	Purchases	Sales
International Fund	$400,871,971	$409,157,023
Alternatives Fund	725,611,460	736,562,937
Real Asset Fund	1,272,669,711	1,161,545,621
Strategic Allocation Conservative Fund	9,005,889	15,668,745
Strategic Allocation Moderate Fund	11,549,038	19,488,324
Strategic Allocation Aggressive Fund	7,062,868	13,435,476

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2015 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Real Asset Fund	$868,515,821	$826,144,493
Strategic Allocation Moderate Fund	1,026,352	157,515

ANNUAL REPORT / April 30, 2015

118    NOTES TO FINANCIAL STATEMENTS (continued)

7.   LINE OF CREDIT

The Trust participated in a $20,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. The LOC was in effect for the entire fiscal year and the termination date of this LOC is March 9, 2016. The Funds did not utilize the LOC for the year ended April 30, 2015.

8.   SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

9.   FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2015, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.00%
Alternatives Fund	24.23%
Real Asset Fund	6.48%
Strategic Allocation Conservative Fund	21.57%
Strategic Allocation Moderate Fund	51.42%
Strategic Allocation Aggressive Fund	100.00%

For the year ended April 30, 2015, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	100.00%
Alternatives Fund	17.82%
Real Asset Fund	0.22%
Strategic Allocation Conservative Fund	10.78%
Strategic Allocation Moderate Fund	23.02%
Strategic Allocation Aggressive Fund	53.03%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2015 / ANNUAL REPORT

119

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) at April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2015

ANNUAL REPORT / April 30, 2015

120	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 19 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth date Position With Trust Date Service Began	Principal Occupations for past five years and Other Directorships Held

R. Samuel Fraundorf, CFA, CPA* Birth date: 4/64 TRUSTEE Began serving: March 2012

Principal Occupations: Senior Vice President, Chief Investment Strategist and Chief Client Officer of WTIA and WFMC.

Other Directorships Held: Director, WTIA (1/14 to present); Director, WFMC (1/14 to present).

Previous Positions: President of WTIA (1/12 to 1/14); President of Wilmington Trust Investment Management (“WTIM”) (8/04 to 1/12); Chief Operating Officer of WTIM (1/08 to 1/09); Director of Research at WTIM (8/04 to 1/08).

Robert J. Truesdell* Birth date: 11/55 TRUSTEE Began serving: December 2012

Principal Occupations: Group Vice President and Senior Investment Advisor for Wilmington Trust Wealth Advisory Services, M&T Bank.

Other Directorships Held: None.

Previous Positions: Bond Department Manager, M&T Bank (2/88 to 7/12); Group Vice President, Managing Director and Chief Investment Officer, WTIA (6/02 to 6/12) and WFMC (3/12 to 6/12).

*

R. Samuel Fraundorf is “interested” due to positions he holds with WTIA and WFMC. Robert J. Truesdell is “interested” due to the positions he currently holds with Wilmington Trust Wealth Advisory Services, M&T Bank, the parent of the Funds’ Advisor, and previous positions held with WTIA and WFMC.

April 30, 2015 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	121

INDEPENDENT TRUSTEES BACKGROUND

Name Birth date Position with Trust Date Service Began	Principal Occupations for past five years and Other Directorships

Nicholas A. Giordano Birth date: 3/43 CHAIRMAN AND TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth date: 3/44 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth date: 7/34 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western and Central New York (5/92 to 5/07); Lead Director and Director, Energy East (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth date: 2/42 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Director, Chairman of the Executive Committee and Chairman of the Compensation Committee of Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer Emeriti, Pinnacle Health Systems (non-profit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth date: 7/40 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth date: 4/41 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Girard Capital (broker-dealer) (1/10 to present); Chairman, R.B. Seidel & Associates (consultants) (2014 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2015 (unaudited)

122	BOARD OF TRUSTEES AND TRUST OFFICERS

 OFFICERS

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

Christopher D. Randall Birth year: 1965 PRESIDENT Began serving: September 2014

Principal Occupations: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc.; President of Wilmington Trust Investment Management, LLC; Director of Wilmington Funds Management Corporation; Senior Vice President of M&T Bank.

Previous Positions: Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011)

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to Present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellen Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006-2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003).

April 30, 2015 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	123

Name Address Birth year Position with Trust	Principal Occupations for Past Five Years and Previous Positions

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2015 (unaudited)

124

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Approval of New Subadvisory Agreements

At the December 3-4, 2014 meeting of the Board of Trustees (the “December meeting”), the Board, including the Independent Trustees, discussed and unanimously approved, for the Wilmington Multi-Manager Alternatives Fund (the “Fund”), investment subadvisory agreements (the “New Subadvisory Agreements”) with Calamos Advisors LLC (“Calamos”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), and Highland Capital Management Fund Advisors, L.P. (“HCMFA” and, collectively with Calamos and HCHA, the “New Subadvisors”). The Trustees were provided with detailed materials relating to the New Subadvisors in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

At the December meeting, the Trustees met in person with Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (collectively, the “Advisor”), Trust and Independent Legal Counsel, representatives of the New Subadvisors, and others. The Fund has multiple subadvisers but only the contracts with Calamos, HCHA, and HCMFA, each to manage a portion of the Fund’s assets, were subject to approval.

In evaluating the New Subadvisory Agreements, the Trustees took into account management styles, investment strategies, and prevailing market conditions as well as each New Subadvisor’s investment philosophy and process, past performance, and personnel. The Trustees also reviewed information concerning: (i) the nature, extent and quality of the services to be provided by each New Subadvisor; (ii) the prior investment performance of each New Subadvisor; (iii) the prior investment performance of the Fund against a relevant benchmark and against other comparable mutual funds; (iv) each New Subadvisor’s anticipated cost of/profitability in providing the services to the Fund; (v) possible fall-out benefits to each New Subadvisor due to its position with the Fund, including the use of soft dollars; (vi) the proposed fees of the New Subadvisors and fees charged by other investment advisors to other mutual funds for similar services; and (vii) the Advisor’s recommendation that the Independent Trustees approve the New Subadvisory Agreements. The New Subadvisors and the Trustees did not specifically address economies of scale due to the amount of assets to be managed by each New Subadvisor.

The Board considered management’s independence from each of the recommended New Subadvisors, and management’s view that (i) the “liquid alternatives” asset class, of which the Fund is a part, is new and growing rapidly; (ii) the peer group is an imperfect comparison due to the widely varying objectives and constructions of its members (including, in the case of the Fund, the use of specialized Sub-advisors); and (iii) the Fund is not managed to improve its relative ranking in a peer group, but to provide specific investment characteristics to client portfolios. The Board considered that the Adviser agreed, effective December 1, 2014, to reduce the Fund’s contractual management fee by 5 basis points, and to increase the Fund’s advisory fee waiver by 3 basis points at least through November 30, 2015, such that the Fund’s net expense ratio is decreased by 8 basis points. The Board determined that the Fund’s level of performance and expense generally supported a recommendation to approve the New Subadvisory Agreements.

After discussion and consideration among themselves, and with Independent Legal Counsel and the Advisor, the Board, including all of the Independent Trustees, determined that the fees to be paid by the Fund to Calamos, HCHA, and HCMFA, as applicable, under the New Subadvisory Agreements appeared to be fair and reasonable in light of the information provided. Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including all of the Independent Trustees, concluded that the approval of the New Subadvisory Agreements for a two-year period was in the best interests of the Fund and its shareholders and approved the New Subadvisory Agreements.

April 30, 2015 (unaudited) / ANNUAL REPORT

125

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

SEMI-ANNUAL REPORT / April 30, 2015

126

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2015 / ANNUAL REPORT

127

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2015

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WILMINGTON FUNDS

Investment Advisor

Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Additional Sub-Advisors to the Wilmington Multi-Manager International Fund

Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746

J O Hambro Capital Management Limited
14 Ryder Court
London, SW1Y 6QB, England

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

Northern Cross, LLC
125 Summer Street, Suite 1410
Boston, MA 02110

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, IL 60532

Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Additional Sub-Advisors to the Wilmington Multi-Manager Alternatives Fund

Acuity Capital Management, LLC
60 Arch Street, 2nd Floor
Greenwich, CT 06830

Calamos Advisors, LLC
2020 Calamos Court
Naperville, IL 60563

Highland Capital Healthcare Advisors, LP
300 Crescent Court, Suite 700
Dallas, TX 75201

Highland Capital Management Fund Advisors, LP
200 Crescent Court, Suite 700
Dallas, TX 75201

Calypso Capital Management, LP
135 East 57th Street, 20th Floor
New York, NY 10022

Loeb King Capital Management
125 Broad Street, 14th Floor
New York, NY 10004

Parametric Risk Advisors
274 Riverside Avenue, 1st Floor
Westport, CT 06880

P/E Global LLC
75 State Street, 31st Floor
Boston, MA 02109

Additional Sub-Advisors to the Wilmington Multi-Manager Real Asset Fund

CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

Pacific Investment Management Company, LLC
("PIMCO")
840 Newport Center Drive
Newport Beach, CA 92660

Parametric Portfolio Associates, LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Co-Administrator

Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square, 2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-MMgr-0415

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Nicholas A. Giordano, Joseph J. Castiglia, and John S. Cramer.

Item 4. Principal Accountant Fees and Services.

(a)	The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2015 - $473,490

Fiscal year ended 2014 - $498,190

(b)	Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2015 - $186,920

Fiscal year ended 2014 - $181,785

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $186,920 and $181,785 respectively.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 100%

Fiscal year ended 2014 – 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 100% and 100% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	Not Applicable

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2015 – $841,920

Fiscal year ended 2014 – $181,785

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Wilmington Funds

By (Signature and Title)* /s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date 7/7/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date 7/7/2015

By (Signature and Title)* /s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date 7/7/2015

*	Print the name and title of each signing officer under his or her signature.